UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-08764

PACE® Select Advisors Trust

(Exact name of registrant as specified in charter)

1285 Avenue of the Americas, New York, New York 10019-6028

(Address of principal executive offices) (Zip code)

Keith A. Weller, Esq.

UBS Asset Management

One North Wacker Drive

Chicago, IL 60606

(Name and address of agent for service)

  Copy to:

  Stephen H. Bier, Esq.

Dechert LLP
1095 Avenue of the Americas

New York, NY 10036-6797

Registrant’s telephone number, including area code: 212-821 3000

Date of fiscal year end: July 31

Date of reporting period: January 31, 2022

Item 1. Reports to Stockholders.

(a)	Copy of the report transmitted to shareholders:

PACE® Select Advisors Trust

Semiannual Report | January 31, 2022

PACE Select Advisors Trust offers multiple share classes representing interests in 15 separate Portfolios. (UBS Government Money Market Investments Fund offers only one share class.) Different classes of shares and/or Portfolios are offered by separate prospectuses.

For more information on a portfolio or class of shares, contact your financial advisor. He or she can send you a current prospectus relating to a portfolio or class of shares. Investors should carefully read and consider a mutual fund's investment objectives, risks, charges, and expenses before investing. The prospectus contains this and other information about a mutual fund. For a current prospectus, contact UBS Asset Management (US) Inc. at 888-793 8637, or visit us on the Web at www.ubs.com/am-us.

Derivatives vary in complexity, involve risks which are different from, and may be greater than, the risks associated with investing in securities or other instruments. Please see the funds' prospectuses for more complete discussion of the risks associated with investing in derivatives.

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Introduction

March 16, 2022

Dear PACE Shareholder,

We are pleased to provide you with the semiannual report for the PACE portfolios (the "Portfolios"), comprising the PACE Select Advisors Trust. This report includes summaries of the performance of each Portfolio, as well as commentaries from the investment advisor and subadvisors regarding the events that affected Portfolio performance during the six months ended January 31, 2022 (the "reporting period"). Please note that the opinions of the subadvisors do not necessarily represent those of UBS Asset Management (Americas) Inc.

The economic expansion continues

Despite continued headwinds from COVID-19 and its variants, rising inflation, higher interest rates, and supply chain challenges, the US economy continued to expand at a healthy pace overall. A number of factors supported the economy, including continued fiscal spending, monetary policy accommodation by the US Federal Reserve Board (the "Fed") and overall robust job growth. Looking back, second quarter 2021 US annualized gross domestic product ("GDP") was 6.7%. The economy then expanded 2.3% over the third quarter of the year. Finally, the Commerce Department's initial estimate for fourth quarter annualized GDP growth was 6.9%.

While the Fed maintained the federal funds rate in a record-low range between 0.00% and 0.25% in 2021, toward the end of 2021 it signaled a shift in its monetary policy. With inflation remaining elevated and no longer viewed as being "transitory," in November the Fed announced that it would start tapering its monthly purchase of Treasury and agency mortgage-backed securities. At its meeting in December, the central bank further reduced its bond purchases, which would then end in March 2022. Finally, in March 2022, after the reporting period ended the Fed raised interest rates to a range between 0.25% and 0.50% and expects to institute six additional rate hikes by the end of the year. Overseas, the Bank of England raised rates for the first time since the pandemic began in December 2021, and again raised rates in February and March 2022. Elsewhere, the European Central Bank has hinted that they may also raise rates in 2022.

From a global perspective, in its January 2022 World Economic Outlook, the International Monetary Fund ("IMF") said, "The global economy enters 2022 in a weaker position than previously expected... Global growth is expected to moderate from 5.9% in 2021 to 4.4% in 2022—half a percentage point lower for 2022 than in the October 2021 WEO." The IMF expects US GDP growth to be 4.0% in 2021, compared to a 5.6% expansion in 2021. Elsewhere, the IMF expects 2022 GDP growth in the eurozone, U.K. and Japan will be 3.9%, 4.7% and

3.3%, respectively. For comparison purposes, the GDP of these economies grew 5.2%, 7.2% and 1.6%, respectively, in 2021. The IMF's projections will likely be downgraded given the repercussions from Russia's invasion of Ukraine.

Global equities generate mixed results

The global equity market was volatile and generated mixed returns during the six-months ended January 31, 2022. Supporting the market were the ongoing COVID-19 vaccine rollout, monetary and fiscal policy initiatives and corporate profits that often exceeded expectations. This was offset by periods of risk aversion, especially late in the reporting period, given expectations for aggressive Fed rate hikes. For the six-months ended January 31, 2022, the S&P 500 Index1 gained 3.44%. Outside the US, international developed equities, as measured by the MSCI EAFE Index (net),2 returned -3.43%. Elsewhere, emerging markets equities, as measured by the MSCI Emerging Markets Index (net),3 fell 4.59%.

The overall fixed income market was weak

The overall global fixed income market generated weak results over the reporting period. As mentioned, with inflation moving higher the Fed and Bank of England, along with a number of emerging market central banks, started removing monetary policy accommodation. In the US, both short- and long-term Treasury yields moved higher (bond yields and prices move in the opposite direction). For the six-month reporting period, the yield on the US 10-year Treasury rose from 1.24% to 1.79%. 10-year government bond yields outside the US generally moved higher as well. The overall US bond market, as measured by the Bloomberg US Aggregate Index,4 returned -3.17% during the six-months ended January 31, 2022. Riskier fixed income securities also declined. High yield bonds, as measured by the ICE BofAML US High Yield Cash Pay Constrained Index,5 fell -2.49%. Elsewhere, emerging markets debt, as measured by the J.P. Morgan Emerging Markets Bond Index Global (EMBI Global),6 returned -3.91%.

1  The S&P 500 Index is an unmanaged, weighted index composed of 500 widely held common stocks varying in composition and is not available for direct investment. Investors should note that indices do not reflect the deduction of fees and expenses.

2  The MSCI EAFE Index (net) is an index of stocks designed to measure the investment returns of developed economies outside of North America. Net total return indices reinvest dividends after the deduction of withholding taxes, using a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. The index is constructed and managed with a view to being fully investable from the perspective of international institutional investors. Investors should note that indices do not reflect the deduction of fees and expenses.

3  The MSCI Emerging Markets Index (net) is a market capitalization-weighted index composed of different emerging market countries in Europe, Latin America, and the Pacific Basin. Net total return indices reinvest dividends after the deduction of withholding taxes, using a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. The index is constructed and managed with a view to being fully investable from the perspective of international institutional investors. Investors should note that indices do not reflect the deduction of fees and expenses.

4  The Bloomberg US Aggregate Index is an unmanaged broad based index designed to measure the US dollar-denominated, investment-grade, taxable bond market. The index includes bonds from the Treasury, government-related, corporate, mortgage-backed, asset-backed and commercial mortgage-backed sectors. Investors should note that indices do not reflect the deduction of fees and expenses.

5  The ICE BofAML US High Yield Cash Pay Constrained Index is an unmanaged index of publicly placed, non-convertible, coupon-bearing US dollar denominated, below investment grade corporate debt with a term to maturity of at least one year. The index is market capitalization weighted, so that larger bond issuers have a greater effect on the index's return. However, the representation of any single bond issuer is restricted to a maximum of 2% of the total index. Investors should note that indices do not reflect the deduction of fees and expenses.

6  The J.P. Morgan Emerging Markets Bond Index Global (EMBI Global) is an unmanaged index which is designed to track total returns for US dollar denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans and Eurobonds. Investors should note that indices do not reflect the deduction of fees and expenses.

Sincerely,

Igor Lasun
President, PACE Select Advisors Trust
Managing Director, UBS Asset Management (Americas) Inc.

This report is intended to assist investors in understanding how the Portfolios performed during the six-month period ended January 31, 2022. The views expressed in the Advisor's and Subadvisors' comments sections are as of the end of the reporting period, reflect performance results gross of fees and expenses, and are those of the investment advisor and subadvisors. Subadvisors' comments on Portfolios that have more than one subadvisor are reflective of their portion of the Portfolio only. The views and opinions in this report were current as of March 16, 2022. They are not guarantees of future performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the investment advisor and subadvisors reserve the right to change their views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of a Portfolio's future investment intent.

UBS Government Money Market Investments Fund

Performance

The seven-day current yield for the Fund as of January 31, 2022 was 0.01% (after fee waivers/expense reimbursements).1 For more information on the Fund's performance, refer to "Yields and characteristics at a glance" on page 7. Please remember that the PACE program fee is assessed outside the Portfolio at the PACE program account level. The program fee does not impact the determination of the Portfolio's net asset value per share. For a detailed commentary on the market environment in general during the period, please refer to page 3.

Advisor's Comments

While the US Federal Reserve Board (the "Fed") maintained its highly accommodative monetary policy, in late 2021 the central bank indicated that it would soon raise the federal funds target rate in an attempt to curb inflation. The Fed also indicated that it would likely begin reducing its sizable balance sheet in 2022.

We tactically adjusted the Portfolio's weighted average maturity ("WAM") throughout the six-month review period. When the reporting period began, the Portfolio had a WAM of 41 days. This was 44 days at the end of the reporting period.

A number of adjustments were made to the Portfolio's sector and issuer positioning during the six-month period. We reduced the Portfolio's exposures to US Treasury obligations and repurchase agreements. Meanwhile, we increased its position in US government and agency obligations. (Repurchase agreements are transactions in which the seller of a security agrees to buy it back at a predetermined time and price or upon demand.)

Mutual funds are sold by prospectus only. You should read it carefully and consider a fund's investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. Prospectuses for most of our funds can be obtained from your financial advisor, by calling UBS Funds at 800-647 1568 or by visiting our Website at www.ubs.com/am-us.

1  Class P shares held through the PACE Select Advisors Program are subject to a maximum Program fee of 2.50%, which, if included, would have reduced performance. Class P shares held through other advisory programs also may be subject to a program fee, which, if included, would have reduced performance.

PACE Select Advisors Trust – UBS Government Money Market Investments Fund (formerly PACE Government Money Market Investments)

Investment Advisor:

UBS Asset Management (Americas) Inc.

Portfolio Manager:

Robert Sabatino

Objective:

Current income consistent with preservation of capital and liquidity

Investment process:

The Portfolio is a money market mutual fund and seeks to maintain a stable price of $1.00 per share, although it may be possible to lose money by investing in this Portfolio. The Portfolio invests in a diversified portfolio of high-quality money market instruments of governmental issuers and in related repurchase agreements. Security selection is based on the assessment of relative values and changes in market and economic conditions.

UBS Government Money Market Investments Fund

Yields and characteristics at a glance—January 31, 2022 (unaudited)1

Yields and characteristics
Seven-day current yield after fee waivers and/or expense reimbursements[2]	0.01%
Seven-day effective yield after fee waivers and/or expense reimbursements[2]	0.01
Seven-day current yield before fee waivers and/or expense reimbursements[2]	(0.56)
Seven-day effective yield before fee waivers and/or expense reimbursements[2]	(0.56)
Weighted average maturity[2]	44 days
Portfolio composition[3]
U.S. Treasury obligations	40.5%
U.S. government agency obligations	35.4
Repurchase agreements	24.9
Liabilities in excess of other assets	(0.8)
Total	100.0%

You could lose money by investing in UBS Government Money Market Investments Fund. Although the portfolio seeks to preserve the value of your investment at $1.00 per share, the portfolio cannot guarantee it will do so. An investment in UBS Government Money Market Investments Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation ("FDIC") or any other government agency. UBS Government Money Market Investments Fund's sponsor has no legal obligation to provide financial support to UBS Government Money Market Investments Fund at any time.

Not FDIC insured. May lose value. No bank guarantee.

1  The portfolio is actively managed and its weighted average maturity will differ over time.

2  Yields will fluctuate and reflect fee waivers and/or expense reimbursements, if any, unless otherwise noted. Performance data quoted represents past performance. Past performance does not guarantee future results. Current performance may be higher or lower than the performance data quoted.

3  Weightings represent percentages of the Portfolio's net assets as of the date indicated. The portfolio is actively managed and its composition will vary over time.

UBS Government Money Market Investments Fund

Portfolio of investments—January 31, 2022 (unaudited)

	Face amount	Value
U.S. government agency obligations—35.4%
Federal Farm Credit Bank 0.060%, due 06/07/22[1]	$2,000,000	$1,999,580
SOFR + 0.013%, 0.063%, due 01/30/23[2]	2,000,000	2,000,000
0.070%, due 08/10/22	1,500,000	1,499,993
0.070%, due 08/19/22	1,500,000	1,499,930
SOFR + 0.025%, 0.075%, due 08/04/23[2]	1,000,000	1,000,000
SOFR + 0.025%, 0.075%, due 08/10/23[2]	500,000	500,000
SOFR + 0.025%, 0.075%, due 08/28/23[2]	1,000,000	1,000,000
SOFR + 0.025%, 0.075%, due 09/08/23[2]	1,000,000	1,000,000
SOFR + 0.025%, 0.075%, due 09/27/23[2]	500,000	500,000
SOFR + 0.025%, 0.075%, due 10/27/23[2]	1,000,000	1,000,000
SOFR + 0.030%, 0.080%, due 10/13/23[2]	1,000,000	1,000,000
SOFR + 0.030%, 0.080%, due 10/20/23[2]	500,000	500,000
SOFR + 0.030%, 0.080%, due 10/27/23[2]	1,500,000	1,500,000
SOFR + 0.035%, 0.085%, due 04/21/23[2]	500,000	500,000
SOFR + 0.035%, 0.085%, due 04/27/23[2]	500,000	500,000
SOFR + 0.035%, 0.085%, due 06/16/23[2]	1,000,000	1,000,000
SOFR + 0.040%, 0.090%, due 11/02/23[2]	1,000,000	1,000,000
SOFR + 0.050%, 0.100%, due 11/21/22[2]	750,000	750,000
SOFR + 0.055%, 0.105%, due 02/09/23[2]	500,000	500,000
SOFR + 0.060%, 0.110%, due 01/20/23[2]	500,000	500,000
Federal Farm Credit Banks Funding Corp.
SOFR + 0.018%, 0.068%, due 07/13/23[2]	1,500,000	1,499,285
SOFR + 0.025%, 0.075%, due 12/16/22[2]	2,500,000	2,499,978
SOFR + 0.025%, 0.075%, due 11/30/23[2]	500,000	499,767
SOFR + 0.040%, 0.090%, due 03/10/23[2]	1,000,000	1,000,000
SOFR + 0.050%, 0.100%, due 08/22/23[2]	500,000	500,000
SOFR + 0.060%, 0.110%, due 12/13/23[2]	500,000	500,000
SOFR + 0.070%, 0.120%, due 12/14/23[2]	1,000,000	1,000,000
Federal Home Loan Bank 0.050%, due 03/17/22	1,500,000	1,499,979
0.056%, due 04/22/22[1]	2,000,000	1,999,751
	Face amount	Value
U.S. government agency obligations—(concluded)
SOFR + 0.010%, 0.060%, due 03/16/22[2]	$1,500,000	$1,500,000
SOFR + 0.010%, 0.060%, due 03/30/22[2]	1,000,000	1,000,000
SOFR + 0.010%, 0.060%, due 06/23/22[2]	2,000,000	2,000,000
SOFR + 0.010%, 0.060%, due 07/25/22[2]	2,000,000	2,000,000
SOFR + 0.010%, 0.060%, due 08/19/22[2]	3,000,000	3,000,000
SOFR + 0.010%, 0.060%, due 09/06/22[2]	3,000,000	3,000,000
SOFR + 0.060%, 0.110%, due 12/15/22[2]	1,000,000	1,000,000
SOFR + 0.090%, 0.140%, due 08/19/22[2]	1,000,000	1,000,000
Federal Home Loan Bank 0.170%, due 04/18/22[1]	2,000,000	1,999,282
0.210%, due 05/03/22[1]	3,000,000	2,998,407
0.210%, due 12/12/22	1,000,000	1,000,000
0.280%, due 05/23/22[1]	3,000,000	2,997,410
Federal Home Loan Bank Discount Notes 0.045%, due 02/02/22[1]	9,000,000	8,999,989
0.045%, due 02/04/22[1]	9,000,000	8,999,966
0.075%, due 07/15/22[1]	1,500,000	1,499,488
0.092%, due 04/08/22[1]	1,500,000	1,499,747
0.128%, due 06/10/22[1]	1,500,000	1,499,312
0.170%, due 06/24/22[1]	1,500,000	1,498,987
0.190%, due 04/27/22[1]	3,000,000	2,998,654
0.194%, due 04/29/22[1]	3,000,000	2,998,593
0.282%, due 07/15/22[1]	1,500,000	1,498,073
Federal Home Loan Mortgage Corp.
SOFR + 0.095%, 0.145%, due 08/19/22[2]	2,000,000	2,000,000
SOFR + 0.100%, 0.150%, due 07/29/22[2]	3,000,000	3,000,000
SOFR + 0.190%, 0.240%, due 05/11/22[2]	2,000,000	2,000,000
Federal National Mortgage Association
SOFR + 0.180%, 0.230%, due 05/13/22[2]	2,000,000	2,000,000
SOFR + 0.200%, 0.250%, due 06/15/22[2]	2,500,000	2,500,000
Total U.S. government agency obligations (cost—$97,236,171)		97,236,171
U.S. Treasury obligations—40.5%
U.S. Cash Management Bill 0.051%, due 02/01/22[1]	3,000,000	3,000,000
0.056%, due 03/01/22[1]	3,000,000	2,999,872
0.076%, due 04/05/22[1]	3,000,000	2,999,606
0.091%, due 04/12/22[1]	3,000,000	2,999,475
0.145%, due 04/19/22[1]	4,000,000	3,998,779
0.152%, due 05/10/22[1]	3,000,000	2,998,775
0.203%, due 05/17/22[1]	3,000,000	2,998,250
0.279%, due 05/24/22[1]	3,000,000	2,997,433

UBS Government Money Market Investments Fund

Portfolio of investments—January 31, 2022 (unaudited)

	Face amount	Value
U.S. Treasury obligations—(concluded)
U.S. Treasury Bills 0.039%, due 02/10/22[1]	$6,000,000	$5,999,945
0.046%, due 03/24/22[1]	3,000,000	2,999,809
0.051%, due 02/17/22[1]	2,000,000	1,999,956
0.051%, due 02/24/22[1]	3,000,000	2,999,904
0.051%, due 03/31/22[1]	3,000,000	2,999,758
0.052%, due 03/08/22[1]	7,000,000	6,999,674
0.056%, due 02/03/22[1]	3,000,000	2,999,991
0.056%, due 03/03/22[1]	3,000,000	2,999,862
0.056%, due 03/15/22[1]	3,000,000	2,999,808
0.056%, due 03/17/22[1]	3,000,000	2,999,798
0.061%, due 04/28/22[1]	3,000,000	2,999,570
0.063%, due 03/22/22[1]	4,000,000	3,999,664
0.066%, due 05/05/22[1]	3,000,000	2,999,496
0.066%, due 05/12/22[1]	3,000,000	2,999,458
0.066%, due 05/19/22[1]	3,000,000	2,999,420
0.071%, due 03/29/22[1]	3,000,000	2,999,673
0.072%, due 05/26/22[1]	3,000,000	2,999,326
0.080%, due 08/11/22[1]	1,000,000	999,584
0.091%, due 04/07/22[1]	3,000,000	2,999,513
0.091%, due 06/02/22[1]	3,000,000	2,999,093
0.107%, due 06/09/22[1]	3,000,000	2,998,880
0.122%, due 04/14/22[1]	3,000,000	2,999,280
0.170%, due 04/21/22[1]	4,000,000	3,998,541
0.223%, due 07/07/22[1]	3,000,000	2,997,140
0.279%, due 07/14/22[1]	3,000,000	2,996,265
0.371%, due 07/21/22[1]	1,000,000	998,276
U.S. Treasury Notes 0.125%, due 08/31/22	1,000,000	1,000,254
1.500%, due 09/15/22	2,000,000	2,017,519
1.875%, due 02/28/22	1,000,000	1,001,351
Total U.S. Treasury obligations (cost—$110,992,998)		110,992,998
	Face amount	Value
Repurchase agreements—24.9%
Repurchase agreement dated 01/31/22 with Fixed Income Clearing Corp., 0.020% due 02/01/22, collateralized by $766,600 U.S. Treasury Notes, 1.250% due 06/30/28; (value—$744,662); proceeds: $730,000.	$730,000	$730,000
Repurchase agreement dated 01/31/22 with Goldman Sachs, 0.050% due 02/01/22, collateralized by $60,401,500 U.S. Treasury Notes, 2.750% due 02/28/25; (value—$63,545,575) and $7,034,761 U.S. Treasury Bond Strips, 0.000% due 11/15/34; (value—$5,406,425); proceeds: $67,600,094	67,600,000	67,600,000
Total repurchase agreements (cost—$68,330,000)		68,330,000
Total investments (cost—$276,559,169 which approximates cost for federal income tax purposes)—100.8%		276,559,169
Liabilities in excess of other assets—(0.8)%		(2,067,809)
Net assets—100.0%		$274,491,360

For a listing of defined portfolio acronyms that are used throughout the Portfolio of investments as well as the tables that follow, please refer to the Glossary of terms used in the Portfolio of investments.

Fair valuation summary

The following is a summary of the fair valuations according to the inputs used as of January 31, 2022 in valuing the Portfolio's investments. In the event a Portfolio holds investments for which fair value is measured using the NAV per share practical expedient (or its equivalent), a separate column will be added to the fair value hierarchy table; this is intended to permit reconciliation to the amounts presented in the Portfolio of investments:

Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
U.S. government agency obligations	$—	$97,236,171	$—	$97,236,171
U.S. Treasury obligations	—	110,992,998	—	110,992,998
Repurchase agreements	—	68,330,000	—	68,330,000
Total	$—	$276,559,169	$—	$276,559,169

UBS Government Money Market Investments Fund

Portfolio of investments—January 31, 2022 (unaudited)

At January 31, 2022, there were no transfers in or out of Level 3.

Portfolio footnotes

1  Rate shown is the discount rate at the date of purchase unless otherwise noted.

2  Variable or floating rate security. The interest rate shown is the rate in effect as of period end and changes periodically.

See accompanying notes to financial statements.

PACE Mortgage-Backed Securities Fixed Income Investments

Performance

For the six-months ended January 31, 2022, the Portfolio's Class P shares returned -2.38% before the deduction of the maximum PACE Select program fee.1 In comparison, the Bloomberg US Mortgage-Backed Securities Index (the "benchmark") returned -2.36%. (Returns for all share classes over various time periods are shown in the "Performance at a glance" table on page 13. Please note that the returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.) For a detailed commentary on the market environment in general during the reporting period, please refer to page 3.

Subadvisor's comments2

(Please note that while the subadvisor outperformed the benchmark on a gross-of-fees basis, the Portfolio underperformed net of fees, as reported in the "Performance at a glance" table. As stated in footnote two, the comments that follow address performance on a gross-of-fees basis.)

The Portfolio outperformed its benchmark during the reporting period. Overall interest rate strategies were positive for performance. An overall short to US duration contributed to returns as Treasury yields rose. Overall mortgage strategies were additive for returns. Selection within agency mortgage-backed securities (MBS), including a focus on Ginnie Mae securities and higher coupon Fannie Mae mortgages, benefited performance. An allocation to senior securitized credit contributed to results, as these securities remained well supported by strong fundamentals and limited supply. Additionally, exposures to commercial mortgage-backed securities (CMBS) and select collateralized loan obligations (CLOs) added to returns.

Overall, derivative usage was positive for performance. The use of interest rate swaps to manage US interest rate exposure and yield curve positioning detracted from performance, while the use of interest rate options contributed to returns. The Portfolio benefited from the income generated from selling mortgage pool options as a way to manage interest rate and volatility risk within the sector. Options on swaps were primarily used to manage interest rate exposure and currency volatility and were neutral for performance. Total return swaps, used to replicate broad exposure to interest only agency mortgages, while limiting idiosyncratic risk of owning individual bonds, were neutral for performance. Overall, the interest rate swaps were all neutral for performance.

1  Class P shares held through the PACE Select Advisors Program are subject to a maximum Program fee of 2.50%, which, if included, would have reduced performance. Class P shares held through other advisory programs also may be subject to a program fee, which, if included, would have reduced performance.

2  Performance is discussed on a gross-of-fees basis—meaning that no fees or expenses are reflected when discussed at the level of a subadvisor's sleeve (or subadvisors' sleeves, if applicable). Alternatively, performance at the overall Portfolio level is shown net of fees, which does factor in fees and expenses associated with the Portfolio.

PACE Select Advisors Trust – PACE Mortgage-Backed Securities Fixed
Income Investments

Investment Manager:

UBS Asset Management (Americas) Inc. ("UBS AM")

Investment Subadvisor:

Pacific Investment Management Company LLC ("PIMCO")

Portfolio Management Team:

UBS AM: Mabel Lung, CFA, Gina Toth, CFA, Fred Lee, CFA, David Kelly and Christopher Andersen, CFA

PIMCO: Daniel Hyman and Michael Cudzil

Objective:

Current income

Investment process:

The subadvisor utilizes a strategy that involves buying or

selling specific bonds based on an analysis of their values

relative to other similar bonds.

PACE Mortgage-Backed Securities Fixed Income Investments

Mutual funds are sold by prospectus only. You should read it carefully and consider a fund's investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. Prospectuses for most of our funds can be obtained from your financial advisor, by calling UBS Funds at 800-647 1568 or by visiting our Website at www.ubs.com/am-us

Special considerations

The Portfolio may be appropriate for long-term investors seeking current income who are able to withstand short-term fluctuations in the fixed income markets in return for potentially higher returns over the long term. The yield and value of the Portfolio change every day and can be affected by changes in interest rates, general market conditions, and other political, social and economic developments, as well as specific matters relating to the issuers in which the Portfolio invests. It is important to note that an investment in the Portfolio is only one component of a balanced investment plan.

PACE Mortgage-Backed Securities Fixed Income Investments

Performance at a glance (unaudited)

Average annual total returns for periods ended 01/31/22	6 months	1 year	5 years	10 years
Before deducting maximum sales charge
Class A1	(2.51)%	(2.88)%	2.31%	1.98%
Class Y2	(2.38)	(2.63)	2.56	2.24
Class P3	(2.38)	(2.63)	2.56	2.25
After deducting maximum sales charge
Class A1	(6.16)	(6.53)	1.53	1.59
Bloomberg US Mortgage-Backed Securities Index[4]	(2.36)	(2.59)	2.20	2.08

Most recent calendar quarter-end returns (unaudited)

Average annual total returns for periods ended 12/31/21	6 months	1 year	5 years	10 years
Before deducting maximum sales charge
Class A1	(0.42)%	(0.86)%	2.64%	2.20%
Class Y2	(0.29)	(0.69)	2.90	2.45
Class P3	(0.29)	(0.61)	2.90	2.45
After deducting maximum sales charge
Class A1	(4.17)	(4.60)	1.86	1.81

The annualized gross and net expense ratios, respectively, for each class of shares as in the prospectuses dated November 26, 2021 were as follows: Class A—1.14% and 0.98%; Class Y— 0.95% and 0.73%; and Class P— 0.96% and 0.73%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Portfolio and UBS Asset Management (Americas) Inc. ("UBS AM") have entered into a written fee waiver/expense reimbursement agreement pursuant to which UBS AM is contractually obligated to waive its management fees and/or reimburse expenses so that the Portfolio's ordinary total operating expenses of each class through November 30, 2022 (excluding dividend expense, borrowing costs, and interest expense relating to short sales, and expenses attributable to investment in other investment companies, interest, taxes, brokerage commissions, trustee elections, as well as other matters related to shareholder meetings (unless specifically agreed by UBS AM) and extraordinary expenses) would not exceed Class A—0.97%; Class Y—0.72%; and Class P—0.72%. The Portfolio has agreed to repay UBS AM for any waived fees/reimbursed expenses to the extent that it can do so over the following three fiscal years without causing the Portfolio's expenses in any of those three years to exceed these expense caps and that UBS AM has not waived the right to do so. The fee waiver/expense reimbursement agreement may be terminated by the Portfolio's board at any time and also will terminate automatically upon the expiration or termination of the Portfolio's advisory contract with UBS AM. Upon termination of the agreement, however, UBS AM's three year recoupment rights will survive.

1  Maximum sales charge for Class A shares is 3.75%. Class A shares bear ongoing 12b-1 service fees of 0.25% annually.

2  The Portfolio offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees.

3  Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees, but Class P shares held through advisory programs may be subject to a program fee, which, if included, would have reduced performance.

4  The Bloomberg US Mortgage-Backed Securities Index is an unmanaged index which primarily covers the mortgage-backed passthrough securities issued by Ginnie Mae (formally known as the Government National Mortgage Association or GNMA), Freddie Mac (formally known as Federal Home Loan Mortgage Corporation or FHLMC), and Fannie Mae (formally known as Federal National Mortgage Association or FNMA). Investors should note that indices do not reflect the deduction of fees and expenses.

Prior to August 3, 2015, a 1% redemption fee was imposed on sales or exchanges of any class of shares of the Portfolio made during the specified holding period.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit www.ubs.com/us-mutualfundperformance.

PACE Mortgage-Backed Securities Fixed Income Investments

Portfolio statistics and industry diversification—(unaudited)1

As a percentage of net assets as of January 31, 2022

Characteristics
Weighted average duration	4.36 yrs.
Weighted average maturity	6.04 yrs.
Average coupon	2.56%
Top ten holdings (long holdings)
UMBS TBA, 2.000%	22.1%
UMBS TBA, 2.500%	14.8
UMBS TBA, 3.000%	8.4
UMBS TBA, 3.500%	6.4
GNMA II TBA, 2.500%	6.4
GNMA II TBA, 3.000%	6.4
GNMA II TBA, 4.500%	4.5
UMBS TBA, 1.500%	3.4
UMBS TBA, 4.000%	3.0
FNMA, 3.000% due 07/01/51	2.5
Total	77.9%
Asset allocation
U.S. government agency obligations	139.7%
Mortgage-backed securities	19.0
Asset-backed securities	13.5
Short-term U.S. Treasury obligations	7.1
U.S. Treasury obligations	1.8
Options and swaptions purchased	0.4
Short-term investments	0.1
Investments sold short	(27.8)
Cash equivalents and liabilities in excess of other assets	(53.8)
Total	100.0%

1  The portfolio is actively managed and its composition will vary over time.

PACE Mortgage-Backed Securities Fixed Income Investments

Portfolio of investments—January 31, 2022 (unaudited)

	Face amount	Value
Asset-backed securities—13.5%
Ameriquest Mortgage Securities, Inc., Asset-Backed Pass Through Certificate, Series 2005-R1, Class M4, 1 mo. USD LIBOR + 1.110%, 1.199%, due 03/25/35[1]	$200,000	$200,359
AMMC CLO 16 Ltd., Series 2015-16A, Class AR2, 3 mo. USD LIBOR + 0.980%, 1.107%, due 04/14/29[1,2]	1,775,478	1,775,871
Amortizing Residential Collateral Trust, Series 2004-1, Class A5, 1 mo. USD LIBOR + 1.000%, 1.089%, due 10/25/34[1]	93,742	93,540
Anchorage Capital CLO Ltd., Series 2015-6A, Class ARR, 3 mo. USD LIBOR + 1.050%, 1.174%, due 07/15/30[1,2]	900,000	900,257
Arbor Realty Commercial Real Estate Notes Ltd., Series 2021-FL4, Class A, 1 mo. USD LIBOR + 1.350%, 1.440%, due 11/15/36[1,2]	3,900,000	3,900,038
Bear Stearns Asset-Backed Securities Trust, Series 2004-2, Class M1, 1 mo. USD LIBOR + 1.200%, 1.289%, due 08/25/34[1]	3,070,417	3,085,698
Chase Funding Trust, Series 2002-3, Class 2A1, 1 mo. USD LIBOR + 0.640%, 0.729%, due 08/25/32[1]	125,924	122,635
Series 2002-4, Class 2A1, 1 mo. USD LIBOR + 0.740%, 0.829%, due 10/25/32[1]	7,819	7,781
CIT Mortgage Loan Trust, Series 2007-1, Class 1A, 1 mo. USD LIBOR + 1.350%, 1.439%, due 10/25/37[1,2]	454,248	456,150
Countrywide Asset-Backed Certificates, Series 2004-2, Class 3A4, 1 mo. USD LIBOR + 0.500%, 0.589%, due 07/25/34[1]	72,947	71,917
CWABS, Inc. Asset-Backed Certificates Trust, Series 2004-4, Class M1, 1 mo. USD LIBOR + 0.720%, 0.809%, due 07/25/34[1]	66,822	66,471
Series 2004-6, Class M1, 1 mo. USD LIBOR + 0.900%, 0.989%, due 10/25/34[1]	94,238	93,413
Dryden Senior Loan Fund, Series 2017-47A, Class A1R, 3 mo. USD LIBOR + 0.980%, 1.104%, due 04/15/28[1,2]	1,800,000	1,800,441
EMC Mortgage Loan Trust, Series 2003-A, Class A2, 1 mo. USD LIBOR + 1.500%, 1.589%, due 08/25/40[1,2]	51,397	51,507
	Face amount	Value
Asset-backed securities—(continued)
Equifirst Loan Securitization Trust, Series 2007-1, Class A1, 1 mo. USD LIBOR + 0.170%, 0.259%, due 04/25/37[1,2]	$1,466,054	$1,397,502
Gallatin CLO VIII Ltd., Series 2017-1A, Class A1R, 3 mo. USD LIBOR + 1.090%, 1.774%, due 07/15/31[1,2]	1,400,000	1,401,012
JP Morgan Mortgage Acquisition Trust, Series 2006-ACC1, Class M1, 1 mo. USD LIBOR + 0.405%, 0.494%, due 05/25/36[1]	64,140	64,409
KGS Alpha SBA COOF Trust, Series 2012-5, Class A, 1.101%, due 04/25/38[2,3,4,5]	9,378,912	154,735
KVK CLO Ltd., Series 2013-1A, Class AR, 3 mo. USD LIBOR + 0.900%, 1.027%, due 01/14/28[1,2]	305,331	305,349
LCM XV LP, Series 15A, Class AR2, 3 mo. USD LIBOR + 1.000%, 1.132%, due 07/20/30[1,2]	4,900,000	4,900,098
LCM XX LP, Series 20A, Class AR, 3 mo. USD LIBOR + 1.040%, 1.172%, due 10/20/27[1,2]	107,808	107,864
Legacy Mortgage Asset Trust, Series 2019-GS4, Class A1, 3.438%, due 05/25/59[2,6]	258,556	258,693
Magnetite XVIII Ltd., Series 2016-18A, Class AR2, 3 mo. USD LIBOR + 0.880%, 1.081%, due 11/15/28[1,2]	2,950,000	2,950,507
Option One Mortgage Loan Trust, Series 2007-4, Class 2A2, 1 mo. USD LIBOR + 0.180%, 0.269%, due 04/25/37[1]	52,319	36,087
Palmer Square Loan Funding Ltd., Series 2018-4A, Class A1, 3 mo. USD LIBOR + 0.900%, 1.056%, due 11/15/26[1,2]	94,260	94,268
Park Place Securities, Inc. Asset-Backed Pass Through Certificate, Series 2005-WHQ3, Class M4, 1 mo. USD LIBOR + 0.945%, 1.034%, due 06/25/35[1]	91,509	91,823
PRET LLC, Series 2021-RN2, Class A1, 1.744%, due 07/25/51[2,6]	6,771,822	6,675,200
RASC Trust, Series 2005-KS11, Class M2, 1 mo. USD LIBOR + 0.630%, 0.719%, due 12/25/35[1]	198,045	198,099

PACE Mortgage-Backed Securities Fixed Income Investments

Portfolio of investments—January 31, 2022 (unaudited)

	Face amount	Value
Asset-backed securities—(continued)
Renaissance Home Equity Loan Trust, Series 2003-2, Class A, 1 mo. USD LIBOR + 0.880%, 0.969%, due 08/25/33[1]	$117,716	$116,550
Saxon Asset Securities Trust, Series 2005-3, Class M3, 1 mo. USD LIBOR + 0.750%, 0.839%, due 11/25/35[1]	1,759,349	1,750,524
Sound Point CLO XII Ltd., Series 2016-2A, Class AR2, 3 mo. USD LIBOR + 1.050%, 1.182%, due 10/20/28[1,2]	1,044,250	1,044,637
Sound Point CLO XIV Ltd., Series 2016-3A, Class AR2, 3 mo. USD LIBOR + 0.990%, 1.114%, due 01/23/29[1,2]	752,734	752,926
Soundview Home Loan Trust, Series 2007-OPT1, Class 1A1, 1 mo. USD LIBOR + 0.200%, 0.289%, due 06/25/37[1]	639,601	555,605
Structured Asset Securities Corp. Mortgage Loan Trust, Series 2006-EQ1A, Class A1, 1 mo. USD LIBOR + 0.135%, 0.224%, due 07/25/36[1,2]	87,980	87,223
Structured Asset Securities Corp. Trust, Series 2005-AR1, Class M2, 1 mo. USD LIBOR + 0.690%, 0.779%, due 09/25/35[1]	1,227,769	1,213,127
Symphony CLO XIV Ltd., Series 2014-14A, Class AR, 3 mo. USD LIBOR + 0.950%, 1.077%, due 07/14/26[1,2]	172,147	172,185
Symphony CLO XVII Ltd., Series 2016-17A, Class AR, 3 mo. USD LIBOR + 0.880%, 1.004%, due 04/15/28[1,2]	266,016	266,038
Telos CLO Ltd., Series 2014-5A, Class A1R, 3 mo. USD LIBOR + 0.950%, 1.072%, due 04/17/28[1,2]	305,241	305,222
Venture 33 CLO Ltd., Series 2018-33A, Class A1LR, 3 mo. USD LIBOR + 1.060%, 1.184%, due 07/15/31[1,2]	500,000	500,030
Venture 36 CLO Ltd., Series 2019-36A, Class A1AR, 3 mo. USD LIBOR + 1.130%, 1.262%, due 04/20/32[1,2]	800,000	800,121
Venture XXI CLO Ltd., Series 2015-21A, Class AR, 3 mo. USD LIBOR + 0.880%, 1.004%, due 07/15/27[1,2]	192,832	192,844
	Face amount	Value
Asset-backed securities—(concluded)
Vibrant CLO VI Ltd., Series 2017-6A, Class AR, 3 mo. USD LIBOR + 0.950%, 1.072%, due 06/20/29[1,2]	$1,649,735	$1,649,730
Total asset-backed securities (cost—$40,106,742)		40,668,486
Mortgage-backed securities—19.0%
Adjustable Rate Mortgage Trust, Series 2005-8, Class 3A21, 2.608%, due 11/25/35[3]	336,904	293,297
AREIT Trust, Series 2021-CRE5, Class A, 1 mo. USD LIBOR + 1.080%, 1.190%, due 07/17/26[1,2]	1,600,000	1,599,498
BCAP LLC Trust, Series 2010-RR1, Class 1A4, 3.110%, due 03/26/37[2,3]	63,556	54,774
Series 2013-RR1, Class 3A4, 6.000%, due 10/26/37[2,3]	165,765	151,691
Bear Stearns ARM Trust, Series 2002-11, Class 1A2, 2.833%, due 02/25/33[3]	2,374	2,210
Series 2004-2, Class 12A2, 2.480%, due 05/25/34[3]	23,367	22,637
Bear Stearns Asset-Backed Securities I Trust, Series 2004-AC3, Class A2, 5.500%, due 06/25/34[6]	399,005	410,862
Bear Stearns Asset-Backed Securities Trust, Series 2003-AC5, Class A1, 5.750%, due 10/25/33[6]	244,149	257,957
Chevy Chase Funding LLC Mortgage-Backed Certificates, Series 2004-1A, Class A1, 1 mo. USD LIBOR + 0.280%, 0.369%, due 01/25/35[1,2]	22,355	22,708
CHL Mortgage Pass-Through Trust, Series 2003-HYB1, Class 1A1, 2.943%, due 05/19/33[3]	3,243	3,156
Series 2007-15, Class 2A2, 6.500%, due 09/25/37	24,867	13,313
Citigroup Commercial Mortgage Trust, Series 2019-SMRT, Class A, 4.149%, due 01/10/36[2]	3,200,000	3,322,546
Citigroup Mortgage Loan Trust, Series 2021-INV2, Class A3A, 2.500%, due 05/25/51[2,3]	380,982	374,855
Series 2021-INV3, Class A3A, 2.500%, due 05/25/51[2,3]	3,300,678	3,232,087
CSMC Trust, Series 2021-INV1, Class A3, 2.500%, due 07/25/56[2,3]	279,487	273,854
Series 2013-MH1, Class A, 4.787%, due 05/27/53[2,3]	984,502	1,047,461
FHLMC GNMA, Series 13, Class B, 7.000%, due 06/25/23	3,789	106

PACE Mortgage-Backed Securities Fixed Income Investments

Portfolio of investments—January 31, 2022 (unaudited)

	Face amount	Value
Mortgage-backed securities—(continued)
Series 23, Class KZ, 6.500%, due 11/25/23	$2,216	$2,286
FHLMC Multifamily Structured Pass-Through Certificates, Series K027, Class X1, 0.719%, due 01/25/23[3]	5,989,703	31,117
Series KP05, Class AH, 3.077%, due 04/25/23[3]	118,058	118,021
FHLMC REMIC, Series 1349, Class PS, 7.500%, due 08/15/22	20	21
Series 1502, Class PX, 7.000%, due 04/15/23	12,941	13,276
Series 1534, Class Z, 5.000%, due 06/15/23	4,792	4,862
Series 1573, Class PZ, 7.000%, due 09/15/23	1,929	1,997
Series 1658, Class GZ, 7.000%, due 01/15/24	1,288	1,339
Series 1694, Class Z, 6.500%, due 03/15/24	14,586	15,255
Series 1775, Class Z, 8.500%, due 03/15/25	772	843
Series 2136, Class GD, 7.000%, due 03/15/29	1,163	156
Series 2178, Class PI, 7.500%, due 08/15/29	6,582	1,079
Series 2400, Class FQ, 1 mo. USD LIBOR + 0.500%, 0.589%, due 01/15/32[1]	51,030	51,217
Series 2411, Class FJ, 1 mo. USD LIBOR + 0.350%, 0.439%, due 12/15/29[1]	8,245	8,257
Series 2513, Class AS, 1 mo. USD LIBOR + 8.000%, 7.911%, due 02/15/32[1]	173,405	31,448
Series 2614, Class WO, 0.010%, due 05/15/33	473,306	422,038
Series 3096, Class FL, 1 mo. USD LIBOR + 0.400%, 0.489%, due 01/15/36[1]	84,719	85,432
Series 3114, Class PF, 1 mo. USD LIBOR + 0.400%, 0.489%, due 02/15/36[1]	443,967	447,682
Series 3153, Class UF, 1 mo. USD LIBOR + 0.430%, 0.519%, due 05/15/36[1]	107,500	109,132
Series 3339, Class LI, 1 mo. USD LIBOR + 6.480%, 6.391%, due 07/15/37[1]	520,991	84,382
Series 3442, Class MT, 1 mo. USD LIBOR, 0.089%, due 07/15/34[1]	41,286	39,405
Series 3598, Class JI, 1.384%, due 10/15/37[3]	20,494	796
Series 3609, Class LI, 4.500%, due 12/15/24	15	0
	Face amount	Value
Mortgage-backed securities—(continued)
Series 3621, Class WI, 1.607%, due 05/15/37[3]	$42,217	$1,878
Series 3635, Class IB, 1.269%, due 10/15/37[3]	69,723	2,806
Series 3667, Class FW, 1 mo. USD LIBOR + 0.550%, 0.639%, due 02/15/38[1]	17,687	17,451
Series 3671, Class FQ, 1 mo. USD LIBOR + 0.850%, 0.939%, due 12/15/36[1]	670,641	679,506
Series 3684, Class JI, 1.973%, due 11/15/36[3]	183,377	11,153
Series 3838, Class LI, 4.500%, due 04/15/22	211	0
Series 3864, Class NT, 1 mo. USD LIBOR + 60.500%, 5.500%, due 03/15/39[1]	302,093	327,246
Series 3962, Class KS, 2.038%, due 06/15/38[3]	140,329	8,521
Series 4037, Class PI, 3.000%, due 04/15/27	885,406	33,553
Series 4068, Class UF, 1 mo. USD LIBOR + 0.500%, 0.589%, due 06/15/42[1]	562,595	571,501
Series 4076, Class SW, 1 mo. USD LIBOR + 6.050%, 5.961%, due 07/15/42[1]	1,264,725	253,745
Series 4100, Class HI, 3.000%, due 08/15/27	181,238	10,053
Series 4131, Class AI, 2.500%, due 10/15/22	54,241	279
Series 4156, Class SA, 1 mo. USD LIBOR + 6.200%, 6.111%, due 01/15/33[1]	992,020	138,834
Series 4165, Class TI, 3.000%, due 12/15/42	740,893	52,106
Series 4182, Class QI, 3.000%, due 02/15/33	92,468	6,727
Series 4182, Class YI, 2.500%, due 03/15/28	1,883,473	102,923
Series 4255, Class SN, 1 mo. USD LIBOR + 12.267%, 12.036%, due 05/15/35[1]	317,364	354,795
Series 4263, Class SD, 1 mo. USD LIBOR + 12.267%, 12.029%, due 11/15/43[1]	381,272	431,224
Series 4265, Class ES, 1 mo. USD LIBOR + 13.760%, 13.484%, due 11/15/43[1]	828,981	942,804
Series 4324, Class IO, 1.848%, due 08/15/36[3]	84,012	3,856
Series 4338, Class SB, 1.681%, due 10/15/41[3]	96,879	4,252
Series 4367, Class GS, 1.796%, due 03/15/37[3]	60,389	3,330
Series 4394, Class WI, 1.789%, due 08/15/41[3]	51,390	2,276

PACE Mortgage-Backed Securities Fixed Income Investments

Portfolio of investments—January 31, 2022 (unaudited)

	Face amount	Value
Mortgage-backed securities—(continued)
Series 4438, Class WI, 1.870%, due 11/15/38[3]	$164,419	$7,567
Series 4457, Class DI, 4.000%, due 08/15/24	200,066	6,554
Series 4463, Class IO, 1.873%, due 02/15/38[3]	108,024	4,760
Series 4544, Class IP, 4.000%, due 01/15/46	1,328,955	181,500
Series 4832, Class FW, 1 mo. USD LIBOR + 0.350%, 0.432%, due 04/15/38[1]	1,191,940	1,193,172
Series 4836, Class PO, 0.010%, due 10/15/58	890,879	758,610
Series 4839, Class UO, 0.010%, due 08/15/56	532,741	474,818
Series 4940, Class FE, 1 mo. USD LIBOR + 0.550%, 0.639%, due 01/25/50[1]	351,699	355,812
Series 4945, Class F, 1 mo. USD LIBOR + 0.500%, 0.582%, due 12/15/46[1]	179,698	181,624
FHLMC STRIPs, Series 303, Class C19, 3.500%, due 01/15/43	515,694	77,293
Series 326, Class F2, 1 mo. USD LIBOR + 0.550%, 0.639%, due 03/15/44[1]	343,740	349,577
Series 330, Class F4, 1 mo. USD LIBOR + 0.350%, 0.432%, due 10/15/37[1]	269,422	271,486
Series 345, Class C13, 3.500%, due 08/15/45	709,338	81,776
FHLMC Whole Loan Securities Trust, Series 2015-SC02, Class 1A, 3.000%, due 09/25/45	264,153	262,537
Series 2017-SC01, Class 1A, 3.000%, due 12/25/46	425,970	420,746
Series 2017-SC01, Class 2A, 3.500%, due 12/25/46	535,702	542,346
FNMA Aces, Series 2016-M11, Class AL, 2.944%, due 07/25/39	877,121	887,610
Series 2020-M33, Class X2, 2.358%, due 01/25/31[3]	600,000	79,316
FNMA REMIC, Series 1992-129, Class L, 6.000%, due 07/25/22	20	20
Series 1993-37, Class PX, 7.000%, due 03/25/23	8,805	8,977
Series 1997-22, Class F, 0.646%, due 03/25/27[3]	1,737	1,736
Series 2002-60, Class F1, 1 mo. USD LIBOR + 0.400%, 0.489%, due 06/25/32[1]	42,556	41,768
Series 2003-70, Class SH, 1 mo. USD LIBOR + 14.000%, 13.822%, due 07/25/23[1]	34,600	35,951
	Face amount	Value
Mortgage-backed securities—(continued)
Series 2007-67, Class FB, 1 mo. USD LIBOR + 0.320%, 0.409%, due 07/25/37[1]	$50,891	$49,828
Series 2009-33, Class FB, 1 mo. USD LIBOR + 0.820%, 0.909%, due 03/25/37[1]	377,653	386,883
Series 2010-141, Class FA, 1 mo. USD LIBOR + 0.500%, 0.589%, due 12/25/40[1]	161,633	163,905
Series 2010-76, Class SA, 1 mo. USD LIBOR + 6.500%, 6.411%, due 07/25/40[1]	629,107	102,372
Series 2012-111, Class HS, 1 mo. USD LIBOR + 3.667%, 3.592%, due 10/25/42[1]	41,860	41,128
Series 2012-122, Class LI, 4.500%, due 07/25/41	470,787	43,305
Series 2012-128, Class FK, 1 mo. USD LIBOR + 0.350%, 0.439%, due 11/25/42[1]	173,956	174,896
Series 2012-32, Class AI, 3.000%, due 04/25/22	996	0
Series 2012-77, Class IO, 1.540%, due 07/25/52[3]	174,142	7,299
Series 2012-90, Class FB, 1 mo. USD LIBOR + 0.440%, 0.529%, due 08/25/42[1]	60,184	60,686
Series 2013-116, Class IY, 3.000%, due 09/25/43	232,729	16,343
Series 2013-28, Class YS, 1 mo. USD LIBOR + 6.150%, 6.061%, due 07/25/42[1]	461,134	66,509
Series 2013-30, Class GI, 3.000%, due 01/25/43	733,477	59,930
Series 2013-30, Class JI, 3.000%, due 04/25/43	352,139	43,546
Series 2013-34, Class PS, 1 mo. USD LIBOR + 6.150%, 6.061%, due 08/25/42[1]	454,809	56,394
Series 2013-45, Class IK, 3.000%, due 02/25/43	570,776	58,138
Series 2014-42, Class SA, 1.692%, due 07/25/44[3]	180,613	8,028
Series 2014-43, Class BS, 1.508%, due 07/25/44[3]	291,666	14,098
Series 2014-45, Class SA, 1.789%, due 08/25/44[3]	138,787	7,698
Series 2014-47, Class BI, 1.741%, due 08/25/54[3]	283,670	18,454
Series 2014-84, Class AI, 1 mo. USD LIBOR + 6.150%, 0.200%, due 02/25/43[1]	321,728	2,373
Series 2014-92, Class SB, 1.572%, due 01/25/45[3]	175,683	8,757
Series 2015-10, Class SA, 1.564%, due 03/25/45[3]	353,592	16,921

PACE Mortgage-Backed Securities Fixed Income Investments

Portfolio of investments—January 31, 2022 (unaudited)

	Face amount	Value
Mortgage-backed securities—(continued)
Series 2015-19, Class AI, 1.707%, due 04/25/55[3]	$275,177	$13,414
Series 2015-47, Class GI, 4.000%, due 06/25/44	67,153	5,629
Series 2015-50, Class SB, 1.897%, due 07/25/45[3]	893,708	48,453
Series 2015-58, Class AI, 1.679%, due 08/25/55[3]	160,674	8,566
Series 2015-64, Class KS, 1.889%, due 09/25/45[3]	235,839	11,420
Series 2015-73, Class ES, 1 mo. USD LIBOR + 9.333%, 9.132%, due 10/25/45[1]	176,805	165,863
Series 2016-14, Class IO, 3.000%, due 03/25/46	450,619	48,647
Series 2016-17, Class CS, 1.443%, due 04/25/46[3]	144,242	8,297
Series 2016-52, Class PI, 3.000%, due 04/25/46	499,737	46,562
Series 2016-63, Class YI, 3.500%, due 04/25/46	81,763	4,439
Series 2016-64, Class IA, 3.000%, due 05/25/46	359,572	50,087
Series 2016-76, Class CS, 1.453%, due 10/25/46[3]	60,338	2,793
Series 2018-28, Class CA, 3.000%, due 05/25/48	368,588	373,770
Series 2018-85, Class FE, 1 mo. USD LIBOR + 0.300%, 0.389%, due 12/25/48[1]	2,030,007	2,039,288
Series 2019-62, Class SN, 1 mo. USD LIBOR + 6.000%, 5.911%, due 11/25/49[1]	242,132	46,236
Series 2020-54, Class WF, 1 mo. USD LIBOR + 0.450%, 0.532%, due 08/25/50[1]	740,251	743,661
Series 2020-70, Class IO, 1.692%, due 10/25/50[3]	15,812,201	630,785
Series 2022-3, Class SD, 2.500%, due 02/25/52[5]	4,304,903	230,380
Series G92-40, Class ZC, 7.000%, due 07/25/22	90	91
Series G94-6, Class PJ, 8.000%, due 05/17/24	865	900
FNMA STRIPs, Series 386, Class 14, 6.500%, due 04/25/38	42,241	10,593
Series 413, Class 111, 4.000%, due 07/25/42[3]	577,515	80,177
Series 419, Class C3, 3.000%, due 11/25/43	109,954	13,506
Fremont Home Loan Trust, Series 2004-A, Class M1, 1 mo. USD LIBOR + 0.825%, 0.914%, due 01/25/34[1]	377,280	371,833
	Face amount	Value
Mortgage-backed securities—(continued)
GNMA, Series 2007-18, Class CO, 0.010%, due 03/20/35	$21,068	$20,131
Series 2010-H01, Class FA, 1 mo. USD LIBOR + 0.820%, 0.905%, due 01/20/60[1]	1,235,390	1,244,403
Series 2013-23, Class IP, 3.500%, due 08/20/42	649,387	75,766
Series 2013-77, Class GI, 3.000%, due 02/20/43	977,222	79,925
Series 2013-H19, Class DF, 1 mo. USD LIBOR + 0.650%, 0.733%, due 05/20/63[1]	581,197	583,523
Series 2013-H20, Class FB, 1 mo. USD LIBOR + 1.000%, 1.083%, due 08/20/63[1]	1,020,813	1,027,407
Series 2013-H23, Class TA, 1 mo. USD LIBOR + 0.720%, 0.803%, due 09/20/63[1]	506,852	508,988
Series 2014-158, Class IA, 3.500%, due 10/20/29	470,869	39,471
Series 2015-126, Class GS, 1 mo. USD LIBOR + 9.333%, 9.141%, due 09/20/45[1]	323,052	315,383
Series 2015-127, Class AS, 1.687%, due 06/20/43[3]	210,054	8,373
Series 2015-165, Class IB, 3.500%, due 11/20/42	245,370	23,224
Series 2015-166, Class SA, 1.489%, due 06/20/42[3]	214,326	7,417
Series 2015-180, Class SA, 1.439%, due 06/20/42[3]	231,805	9,294
Series 2015-H27, Class FA, 1 mo. USD LIBOR + 0.750%, 0.833%, due 09/20/65[1]	1,922,926	1,941,142
Series 2015-H29, Class FA, 1 mo. USD LIBOR + 0.700%, 0.783%, due 10/20/65[1]	3,843	3,861
Series 2015-H29, Class FJ, 1 mo. USD LIBOR + 0.680%, 0.763%, due 11/20/65[1]	1,515,301	1,527,198
Series 2015-H30, Class FA, 1 mo. USD LIBOR + 0.680%, 0.763%, due 08/20/61[1]	4,352	4,394
Series 2016-118, Class IE, 3.500%, due 09/20/46	40,412	6,294
Series 2016-138, Class WI, 1.601%, due 08/20/45[3]	194,120	5,208
Series 2016-180, Class WI, 1.502%, due 09/20/45[3]	350,980	8,698
Series 2016-H14, Class FA, 1 mo. USD LIBOR + 0.800%, 0.883%, due 06/20/66[1]	415,352	420,035
Series 2017-15, Class WI, 1.457%, due 11/20/45[3]	229,564	8,882
Series 2017-57, Class WI, 1.545%, due 12/20/45[3]	96,615	3,245

PACE Mortgage-Backed Securities Fixed Income Investments

Portfolio of investments—January 31, 2022 (unaudited)

	Face amount	Value
Mortgage-backed securities—(continued)
Series 2017-H23, Class MA, 3.000%, due 11/20/67	$784,790	$802,934
GS Mortgage Securities Trust, Series 2015-GC30, Class A3, 3.119%, due 05/10/50	4,850,661	4,973,910
GS Mortgage-Backed Securities Trust, Series 2021-GR2, Class A2, 2.500%, due 02/25/52[2,3]	858,774	839,838
Series 2021-INV1, Class A2, 2.500%, due 12/25/51[2,3]	381,951	373,784
GSR Mortgage Loan Trust, Series 2004-14, Class 2A1, 1 mo. USD LIBOR + 0.330%, 0.419%, due 12/25/34[1]	3,058	3,014
Indymac Index Mortgage Loan Trust, Series 2005-AR2, Class 2A1A, 1 mo. USD LIBOR + 0.640%, 0.729%, due 02/25/35[1]	226,643	220,660
JP Morgan Alternative Loan Trust, Series 2008-R4, Class 2A1, 1 mo. USD LIBOR + 0.500%, 0.586%, due 06/27/37[1,2]	544,009	420,618
JP Morgan Mortgage Trust, Series 2019-6, Class A11, 1 mo. USD LIBOR + 0.900%, 0.989%, due 12/25/49[1,2]	830,109	832,572
Series 2021-INV4, Class A2, 3.000%, due 01/25/52[2,3]	1,433,392	1,437,506
Series 2021-INV6, Class A2, 3.000%, due 04/25/52[2,3]	1,425,877	1,428,386
Series 2021-INV8, Class A2, 3.000%, due 05/25/52[2,3]	4,466,408	4,476,314
LUXE Trust, Series 2021-MLBH, Class A, 1 mo. USD LIBOR + 0.980%, 1.070%, due 11/15/38[1,2]	200,000	199,817
Merrill Lynch Mortgage Investors Trust, Series 2004-1, Class 2A2, 2.052%, due 12/25/34[3]	94,117	95,741
Series 2004-A, Class A1, 1 mo. USD LIBOR + 0.460%, 0.549%, due 04/25/29[1]	19,129	18,700
Morgan Stanley Mortgage Loan Trust, Series 2004-11AR, Class 1A1, 1 mo. USD LIBOR + 0.320%, 0.409%, due 01/25/35[1]	20,704	20,825
Morgan Stanley Re-REMIC Trust, Series 2010-R4, Class 4B, 1 mo. USD LIBOR + 0.230%, 0.648%, due 02/26/37[1,2]	125,761	121,400
Mortgage Equity Conversion Asset Trust, Series 2007-FF3, Class A, 1 year CMT + 0.500%, 0.620%, due 05/25/42[1,2]	2,351,337	2,298,422
	Face amount	Value
Mortgage-backed securities—(concluded)
Pepper Residential Securities Trust, Series 22A, Class A1U, 1 mo. USD LIBOR + 1.000%, 1.086%, due 06/20/60[1,2]	$624,197	$623,790
Residential Asset Securitization Trust, Series 2006-A7CB, Class 1A1, 1 mo. USD LIBOR + 0.500%, 0.589%, due 07/25/36[1]	228,876	177,754
Sequoia Mortgage Trust, Series 11, Class A, 1 mo. USD LIBOR + 0.900%, 0.986%, due 12/20/32[1]	127,800	126,989
Series 5, Class A, 1 mo. USD LIBOR + 0.700%, 0.780%, due 10/19/26[1]	37,474	37,191
Structured ARM Loan Trust, Series 2007-4, Class 1A2, 1 mo. USD LIBOR + 0.440%, 0.529%, due 05/25/37[1]	104,923	102,748
Structured Asset Mortgage Investments II Trust, Series 2006-AR3, Class 11A1, 1 mo. USD LIBOR + 0.420%, 0.509%, due 04/25/36[1]	248,436	235,639
Thornburg Mortgage Securities Trust, Series 2005-1, Class A3, 2.059%, due 04/25/45[3]	26,891	27,424
Washington Mutual Mortgage Pass-Through Certificates, Series 2003-AR9, Class 2A, 2.368%, due 09/25/33[3]	58,118	57,930
Total mortgage-backed securities (cost—$58,633,399)		56,928,477
U.S. government agency obligations—139.7%
FHLMC 2.000%, due 04/01/36	900,036	905,558
2.500%, due 01/01/31	130,649	133,864
2.500%, due 11/01/31	37,203	38,146
2.500%, due 07/01/32	72,484	74,261
2.500%, due 08/01/32	302,309	309,722
2.500%, due 09/01/32	398,553	408,325
2.500%, due 11/01/32	13,141	13,463
2.500%, due 12/01/32	367,982	377,004
2.500%, due 01/01/33	93,008	95,288
2.500%, due 12/01/50	1,261,796	1,261,975
2.500%, due 08/01/51	5,807,975	5,843,831
2.500%, due 09/01/51	978,346	982,331
3.000%, due 01/01/33	1,044,308	1,083,690
3.000%, due 02/01/40	1,380,019	1,423,563
3.000%, due 04/01/43	155,978	162,103
3.000%, due 05/01/43	82,899	86,155
3.000%, due 12/01/44	139,967	145,370
3.000%, due 04/01/45	751,693	778,775
3.000%, due 08/01/46	216,404	221,465
3.000%, due 12/01/46	721,543	744,915
3.000%, due 06/01/50	673,498	694,376
3.000%, due 04/01/51	1,822,358	1,868,931

PACE Mortgage-Backed Securities Fixed Income Investments

Portfolio of investments—January 31, 2022 (unaudited)

	Face amount	Value
U.S. government agency obligations—(continued)
3.000%, due 06/01/51	$932,875	$956,860
3.000%, due 07/01/51	4,703,077	4,871,282
3.000%, due 10/01/51	194,226	200,903
3.000%, due 12/01/51	100,225	102,760
3.500%, due 09/01/32	276,520	293,449
3.500%, due 12/01/33	180,646	189,464
3.500%, due 06/01/34	104,085	109,250
3.500%, due 07/01/34	45,009	47,244
3.500%, due 03/01/35	585,134	614,187
3.500%, due 04/01/35	328,809	345,567
3.500%, due 05/01/48	850,421	895,450
3.500%, due 02/01/50	353,260	369,006
4.000%, due 01/01/37	193,175	208,407
4.000%, due 07/01/43	114,089	124,581
4.000%, due 08/01/44	1,561,283	1,700,716
4.000%, due 11/01/47	181,890	193,620
4.000%, due 01/01/48	490,324	521,912
4.000%, due 02/01/48	23,534	25,051
4.000%, due 03/01/48	17,900	18,967
4.000%, due 04/01/48	29,690	31,462
4.000%, due 06/01/48	160,730	172,272
4.000%, due 10/01/48	2,208,940	2,356,499
4.000%, due 12/01/48	184,572	196,967
4.000%, due 04/01/49	827,724	882,487
4.500%, due 09/01/34	763,374	826,583
4.500%, due 01/01/36	13,757	15,029
4.500%, due 05/01/37	1,691	1,836
4.500%, due 05/01/38	30,492	33,015
4.500%, due 02/01/49	74,722	80,102
4.500%, due 06/01/50	510,261	546,383
5.000%, due 10/01/25	15,119	16,473
5.000%, due 11/01/27	3,532	3,883
5.000%, due 09/01/33	123,577	137,407
5.000%, due 06/01/34	4,643	5,197
5.000%, due 04/01/35	28,979	32,439
5.000%, due 05/01/35	44,962	50,335
5.000%, due 07/01/35	79,966	89,524
5.000%, due 08/01/35	12,709	14,227
5.000%, due 10/01/35	10,970	12,281
5.000%, due 12/01/35	334	374
5.000%, due 07/01/38	152,959	170,472
5.000%, due 11/01/38	106,557	118,818
5.000%, due 06/01/39	24,459	27,247
5.000%, due 03/01/40	2,589	2,882
5.000%, due 07/01/40	143,366	159,562
5.000%, due 09/01/40	96,705	107,700
5.000%, due 11/01/40	34,286	38,158
5.000%, due 02/01/41	151,239	168,392
5.000%, due 03/01/41	19,878	21,808
5.000%, due 04/01/41	51,034	56,824
5.000%, due 05/01/41	48,806	54,341
5.000%, due 07/01/41	22,455	25,002
5.000%, due 08/01/44	30,297	33,782
5.000%, due 03/01/49	901,458	999,977
5.500%, due 06/01/28	689	746
5.500%, due 02/01/32	829	923
5.500%, due 12/01/32	1,763	1,968
	Face amount	Value
U.S. government agency obligations—(continued)
5.500%, due 02/01/33	$31,848	$33,955
5.500%, due 05/01/33	348	391
5.500%, due 06/01/33	128,163	144,928
5.500%, due 12/01/33	26,147	29,374
5.500%, due 12/01/34	21,509	24,301
5.500%, due 06/01/35	351,070	395,073
5.500%, due 07/01/35	2,777	3,123
5.500%, due 10/01/35	101,122	113,054
5.500%, due 12/01/35	50,723	57,000
5.500%, due 06/01/36	196,154	222,339
5.500%, due 07/01/36	6,740	7,196
5.500%, due 12/01/36	296,822	334,180
5.500%, due 03/01/37	42,435	47,849
5.500%, due 07/01/37	51,673	56,479
5.500%, due 10/01/37	1,613	1,823
5.500%, due 04/01/38	55,342	62,382
5.500%, due 05/01/38	7,231	8,205
5.500%, due 12/01/38	1,197	1,354
5.500%, due 01/01/39	27,793	31,454
5.500%, due 09/01/39	82,773	93,710
5.500%, due 02/01/40	3,605	4,095
5.500%, due 03/01/40	3,560	4,046
5.500%, due 05/01/40	50,853	57,696
5.500%, due 03/01/41	52,872	59,948
6.000%, due 11/01/37	548,208	628,068
7.000%, due 08/01/25	55	58
FHLMC ARM 12 mo. USD LIBOR + 1.762%, 2.024%, due 11/01/36[1]	237,813	247,395
12 mo. USD LIBOR + 1.775%, 2.094%, due 10/01/39[1]	705,468	734,210
12 mo. USD LIBOR + 1.868%, 2.117%, due 11/01/41[1]	619,185	651,507
1 year CMT + 2.134%, 2.258%, due 11/01/27[1]	35,245	35,868
1 year CMT + 2.137%, 2.262%, due 01/01/28[1]	7,582	7,709
1 year CMT + 2.250%, 2.279%, due 09/01/34[1]	423,625	444,606
1 year CMT + 2.191%, 2.283%, due 04/01/29[1]	10,489	10,521
1 year CMT + 2.283%, 2.317%, due 10/01/23[1]	1,410	1,413
1 year CMT + 2.227%, 2.331%, due 07/01/24[1]	13,821	13,891
1 year CMT + 2.240%, 2.333%, due 11/01/29[1]	64,198	65,554
1 year CMT + 2.282%, 2.361%, due 06/01/28[1]	46,882	47,871
1 year CMT + 2.282%, 2.407%, due 07/01/28[1]	40,552	41,514
1 year CMT + 2.401%, 2.523%, due 12/01/29[1]	9,304	9,578
1 year CMT + 2.452%, 2.524%, due 10/01/27[1]	41,659	42,133
1 year CMT + 2.468%, 2.526%, due 10/01/2[1]	47,710	48,643

PACE Mortgage-Backed Securities Fixed Income Investments

Portfolio of investments—January 31, 2022 (unaudited)

	Face amount	Value
U.S. government agency obligations—(continued)
1 year CMT + 2.415%, 2.540%, due 11/01/25[1]	$30,115	$30,529
1 year CMT + 2.415%, 2.540%, due 01/01/29[1]	43,460	44,316
1 year CMT + 2.625%, 2.750%, due 01/01/30[1]	18,048	18,588
FNMA 2.000%, due 05/01/28	119,303	119,975
2.000%, due 09/01/31	90,373	90,900
2.000%, due 11/01/31	324,542	326,434
2.000%, due 01/01/32	62,988	63,356
2.500%, due 06/01/28	95,322	97,611
2.500%, due 07/01/28	805,728	825,075
2.500%, due 08/01/28	221,699	227,023
2.500%, due 09/01/30	18,164	18,608
2.500%, due 11/01/30	29,475	30,197
2.500%, due 01/01/33	278,476	278,800
2.500%, due 11/01/50	492,443	492,457
2.500%, due 01/01/51	1,304,573	1,304,907
2.500%, due 09/01/51	1,955,439	1,963,660
3.000%, due 11/01/26	201,330	208,357
3.000%, due 05/01/28	94,807	98,428
3.000%, due 02/01/30	129,064	133,865
3.000%, due 04/01/30	38,180	39,596
3.000%, due 05/01/30	55,862	57,935
3.000%, due 10/01/30	16,731	17,351
3.000%, due 04/01/31	1,194,760	1,241,614
3.000%, due 01/01/38	344,267	356,372
3.000%, due 04/01/38	327,611	338,688
3.000%, due 10/01/42	310,390	322,573
3.000%, due 01/01/43	1,209,697	1,257,179
3.000%, due 04/01/43	379,016	393,689
3.000%, due 05/01/43	400,275	415,772
3.000%, due 06/01/43	52,731	54,772
3.000%, due 09/01/43	580,373	606,053
3.000%, due 11/01/46	32,467	33,502
3.000%, due 12/01/46	3,350,091	3,474,284
3.000%, due 09/01/49	945,261	973,400
3.000%, due 11/01/49	288,629	298,766
3.000%, due 02/01/50	1,862,976	1,921,403
3.000%, due 03/01/50	4,511,538	4,636,729
3.000%, due 07/01/50	721,418	738,404
3.000%, due 12/01/50	592,732	606,518
3.000%, due 04/01/51	3,910,139	4,009,360
3.000%, due 05/01/51	4,133,619	4,239,223
3.000%, due 07/01/51	7,211,579	7,396,806
3.000%, due 08/01/51	488,127	504,795
3.000%, due 10/01/51	216,256	221,923
3.000%, due 11/01/51	279,744	286,650
3.000%, due 12/01/51	495,826	509,021
3.000%, due 02/01/57	702,129	727,891
3.000%, due 05/01/58	821,876	851,862
3.500%, due 11/01/25	116,025	121,287
3.500%, due 08/01/26	400,000	418,220
3.500%, due 06/01/28	171,675	181,139
3.500%, due 08/01/29	22,832	23,938
3.500%, due 09/01/32	1,000,001	1,045,552
	Face amount	Value
U.S. government agency obligations—(continued)
3.500%, due 11/01/33	$55,633	$58,344
3.500%, due 02/01/34	108,801	114,103
3.500%, due 01/01/35	205,047	215,215
3.500%, due 02/01/35	205,180	215,355
3.500%, due 04/01/35	188,339	197,882
3.500%, due 05/01/35	1,343,269	1,411,172
3.500%, due 03/01/42	234,268	248,549
3.500%, due 04/01/42	15,077	15,962
3.500%, due 12/01/42	917,159	976,759
3.500%, due 03/01/43	588,788	627,065
3.500%, due 07/01/43	226,133	241,119
3.500%, due 06/01/45	1,594,792	1,682,701
3.500%, due 08/01/45	31,366	33,095
3.500%, due 09/01/46	801,707	850,148
3.500%, due 08/01/47	177,009	186,756
3.500%, due 09/01/47	281,617	298,606
3.500%, due 11/01/47	335,600	353,790
3.500%, due 12/01/47	350,666	369,975
3.500%, due 02/01/48	267,715	283,454
3.500%, due 03/01/48	1,033,129	1,093,868
3.500%, due 02/01/50	129,973	135,746
3.500%, due 03/01/50	5,401,160	5,646,360
3.500%, due 04/01/50	426,279	445,685
3.500%, due 06/01/56	964,320	1,023,571
3.500%, due 01/01/57	869,484	922,935
3.500%, due 01/01/59	1,397,913	1,483,211
3.575%, due 02/01/26	500,000	519,005
4.000%, due 07/01/25	2,657	2,787
4.000%, due 09/01/25	1,552	1,628
4.000%, due 10/01/25	2,365	2,481
4.000%, due 11/01/25	4,029	4,228
4.000%, due 01/01/26	92,000	96,533
4.000%, due 02/01/26	242,353	254,313
4.000%, due 03/01/26	20,596	21,622
4.000%, due 04/01/26	472,120	495,650
4.000%, due 08/01/32	2,240	2,418
4.000%, due 06/01/33	80,215	86,702
4.000%, due 07/01/33	295,635	319,542
4.000%, due 08/01/33	1,222,873	1,312,247
4.000%, due 07/01/34	397,988	430,045
4.000%, due 07/01/35	1,006,234	1,091,459
4.000%, due 04/01/37	764,850	827,977
4.000%, due 03/01/38	569,826	620,425
4.000%, due 07/01/38	734,280	782,016
4.000%, due 08/01/38	310,422	334,193
4.000%, due 09/01/38	388,686	413,954
4.000%, due 05/01/39	66,802	72,130
4.000%, due 09/01/39	178,878	193,581
4.000%, due 09/01/40	1,224,105	1,321,758
4.000%, due 12/01/40	1,000,486	1,084,374
4.000%, due 11/01/41	348,037	378,421
4.000%, due 12/01/41	484,292	526,573
4.000%, due 07/01/42	2,167,399	2,365,066
4.000%, due 09/01/42	3,070,259	3,348,456
4.000%, due 10/01/42	2,454,301	2,676,686
4.000%, due 08/01/44	134,185	146,634
4.000%, due 12/01/44	17,573	18,906

PACE Mortgage-Backed Securities Fixed Income Investments

Portfolio of investments—January 31, 2022 (unaudited)

	Face amount	Value
U.S. government agency obligations—(continued)
4.000%, due 06/01/45	$13,741	$14,738
4.000%, due 08/01/45	971,949	1,042,482
4.000%, due 02/01/47	151,060	161,503
4.000%, due 03/01/47	42,425	45,162
4.000%, due 04/01/47	247,084	263,834
4.000%, due 05/01/47	409,344	436,994
4.000%, due 06/01/47	6,873	7,350
4.000%, due 11/01/47	31,012	32,996
4.000%, due 01/01/48	130,256	138,586
4.000%, due 02/01/48	286,786	305,813
4.000%, due 03/01/48	189,634	201,700
4.000%, due 04/01/48	89,734	95,049
4.000%, due 08/01/48	58,274	61,725
4.000%, due 12/01/48	327,247	349,099
4.000%, due 03/01/49	542,190	574,306
4.000%, due 06/01/49	1,027,860	1,096,937
4.500%, due 06/01/29	9,157	9,985
4.500%, due 06/01/35	14,295	15,613
4.500%, due 12/01/38	201,216	219,132
4.500%, due 01/01/39	1,079	1,180
4.500%, due 02/01/39	81,672	87,827
4.500%, due 03/01/39	4,688	5,128
4.500%, due 06/01/39	28,803	31,507
4.500%, due 07/01/39	2,550	2,791
4.500%, due 08/01/39	70,374	77,800
4.500%, due 10/01/39	2,296	2,511
4.500%, due 12/01/39	211,095	231,002
4.500%, due 01/01/40	2,078	2,290
4.500%, due 02/01/40	2,012	2,202
4.500%, due 03/01/40	41,692	45,603
4.500%, due 08/01/40	34,580	37,824
4.500%, due 11/01/40	309,064	338,775
4.500%, due 07/01/41	212,212	232,141
4.500%, due 08/01/41	420,455	461,734
4.500%, due 09/01/41	768	840
4.500%, due 01/01/42	1,059,190	1,158,562
4.500%, due 08/01/42	2,094	2,292
4.500%, due 09/01/43	187,642	207,088
4.500%, due 11/01/43	35,551	39,101
4.500%, due 07/01/44	159,757	175,962
4.500%, due 12/01/44	1,225	1,343
4.500%, due 09/01/48	250,823	269,190
4.500%, due 01/01/49	213,178	228,845
4.500%, due 04/01/59	971,941	1,083,421
5.000%, due 03/01/25	5,295	5,761
5.000%, due 03/01/33	7,817	8,441
5.000%, due 05/01/37	3,717	4,078
5.000%, due 09/01/37	9,106	9,882
5.000%, due 06/01/38	43,549	47,236
5.000%, due 06/01/48	130,728	143,800
5.000%, due 07/01/48	133,420	145,682
5.000%, due 03/01/49	39,394	42,990
5.500%, due 11/01/32	23,065	24,870
5.500%, due 12/01/33	717	797
5.500%, due 04/01/34	13,050	14,339
5.500%, due 01/01/35	68,843	75,628
5.500%, due 04/01/36	75,003	80,521
	Face amount	Value
U.S. government agency obligations—(continued)
5.500%, due 05/01/37	$94,336	$106,466
5.500%, due 07/01/37	47,646	53,804
5.500%, due 06/01/38	72,105	81,753
5.500%, due 11/01/39	181,523	205,955
5.500%, due 07/01/40	231,802	263,436
5.500%, due 02/01/42	128,405	144,876
6.000%, due 01/01/23	14,164	14,209
6.000%, due 03/01/23	4,636	4,680
6.000%, due 11/01/26	9,001	9,742
6.000%, due 09/01/29	355,073	376,996
6.000%, due 12/01/32	6,165	6,972
6.000%, due 02/01/33	10,684	11,794
6.000%, due 09/01/34	58,812	66,762
6.000%, due 05/01/35	14,615	16,027
6.000%, due 06/01/35	8,147	9,232
6.000%, due 07/01/35	20,432	22,256
6.000%, due 09/01/35	845	966
6.000%, due 01/01/36	13,636	15,577
6.000%, due 06/01/36	206	227
6.000%, due 09/01/36	23,546	26,867
6.000%, due 12/01/36	67,597	77,094
6.000%, due 03/01/37	8,996	10,294
6.000%, due 10/01/37	21,079	23,926
6.000%, due 11/01/38	186,502	213,284
6.000%, due 05/01/39	23,394	26,736
6.000%, due 11/01/40	273,711	312,761
6.000%, due 05/01/49	537,546	610,040
6.500%, due 10/01/36	203,465	227,829
6.500%, due 02/01/37	2,884	3,235
6.500%, due 07/01/37	28,877	32,290
6.500%, due 08/01/37	25,290	28,174
6.500%, due 09/01/37	28,620	32,876
6.500%, due 12/01/37	43,470	48,535
6.500%, due 05/01/40	505,832	592,620
7.500%, due 11/01/26	5,231	5,257
8.000%, due 11/01/26	1,319	1,321
FNMA ARM 12 mo. MTA + 1.200%, 1.284%, due 03/01/44[1]	93,922	92,632
12 mo. USD LIBOR + 1.730%, 2.024%, due 05/01/38[1]	648,465	674,039
1 year CMT + 2.095%, 2.095%, due 09/01/26[1]	7	7
12 mo. USD LIBOR + 1.790%, 2.165%, due 02/01/42[1]	130,007	137,070
1 year CMT + 2.084%, 2.206%, due 09/01/41[1]	224,990	235,941
1 year CMT + 2.228%, 2.291%, due 10/01/37[1]	1,087,412	1,141,926
1 year CMT + 2.238%, 2.329%, due 01/01/36[1]	222,243	233,067
1 year CMT + 2.281%, 2.403%, due 05/01/35[1]	99,083	103,581
1 year CMT + 2.506%, 2.631%, due 12/01/27[1]	11,369	11,625
1 year CMT + 2.103%, 2.661%, due 05/01/30[1]	20,744	21,154

PACE Mortgage-Backed Securities Fixed Income Investments

Portfolio of investments—January 31, 2022 (unaudited)

	Face amount	Value
U.S. government agency obligations—(continued)
1 year CMT + 2.325%, 2.825%, due 03/01/25[1]	$7,137	$7,169
FNMA REMIC, Series 2019-10, Class FA, 1 mo. USD LIBOR + 0.400%, 0.489%, due 03/25/49[1]	3,240,998	3,269,246
GNMA 3.000%, due 11/15/42	39,293	41,150
3.000%, due 02/15/43	432,614	453,693
3.000%, due 05/15/43	475,857	499,576
3.000%, due 06/15/43	160,183	168,167
3.000%, due 07/15/43	34,786	36,520
3.000%, due 01/15/45	327,443	344,462
3.000%, due 02/15/45	27,142	28,546
3.000%, due 07/15/45	438,419	461,100
3.000%, due 10/15/45	733,705	768,066
3.500%, due 11/15/42	378,062	400,870
3.500%, due 03/15/45	167,378	177,550
3.500%, due 04/15/45	227,553	241,114
4.000%, due 12/15/41	912,370	982,711
4.000%, due 01/15/47	47,917	51,145
4.000%, due 02/15/47	247,751	264,441
4.000%, due 04/15/47	430,686	457,513
4.000%, due 05/15/47	69,454	73,781
4.000%, due 06/15/47	45,501	48,335
4.000%, due 07/15/47	102,583	108,973
4.000%, due 08/15/47	121,895	129,488
4.000%, due 12/15/47	33,939	36,053
4.000%, due 07/15/49	130,788	138,442
4.500%, due 09/15/39	289,791	323,091
4.500%, due 06/15/40	142,868	159,457
4.500%, due 12/15/45	10,274	11,562
4.500%, due 07/15/46	2,351	2,637
4.500%, due 08/15/46	8,241	9,242
4.500%, due 09/15/46	184,785	207,285
4.500%, due 10/15/46	306,288	343,515
4.500%, due 01/15/47	324,676	364,139
5.000%, due 12/15/34	15,915	16,340
5.000%, due 04/15/38	52,491	56,868
5.000%, due 12/15/39	4,108	4,534
5.000%, due 05/15/40	122,063	135,296
5.000%, due 05/15/41	33,483	35,694
5.500%, due 08/15/35	15,602	17,554
5.500%, due 02/15/38	1,168	1,321
5.500%, due 04/15/38	115,934	130,110
5.500%, due 05/15/38	98,617	111,025
5.500%, due 06/15/38	55,886	63,040
5.500%, due 10/15/38	303,707	342,480
5.500%, due 11/15/38	16,147	18,173
5.500%, due 12/15/38	3,561	4,017
5.500%, due 03/15/39	29,452	31,146
5.500%, due 05/15/39	26,854	30,230
5.500%, due 09/15/39	137,029	154,344
5.500%, due 01/15/40	4,411	4,885
5.500%, due 03/15/40	174,606	195,429
6.500%, due 02/15/29	285	311
6.500%, due 01/15/36	9,113	9,777
	Face amount	Value
U.S. government agency obligations—(continued)
6.500%, due 09/15/36	$96,422	$108,561
6.500%, due 02/15/37	8,306	9,268
6.500%, due 04/15/37	4,801	5,510
6.500%, due 01/15/38	5,605	6,290
6.500%, due 06/15/38	19,044	21,642
6.500%, due 07/15/38	1,639	1,772
6.500%, due 11/15/38	3,057	3,736
8.000%, due 02/15/23	28	28
GNMA II 2.000%, due 01/20/52	2,299,770	2,275,046
3.000%, due 09/20/47	623,753	643,713
3.000%, due 02/20/48	385,520	397,857
3.500%, due 04/20/45	4,850	5,142
3.500%, due 11/20/45	440,508	468,638
3.500%, due 04/20/46	457,104	488,216
3.500%, due 05/20/46	455,405	478,372
3.500%, due 04/20/47	374,221	399,571
3.500%, due 07/20/47	3,030,423	3,236,455
3.500%, due 08/20/47	295,713	315,744
3.500%, due 09/20/47	121,751	129,998
3.500%, due 11/20/47	402,777	430,061
3.500%, due 12/20/47	100,586	107,400
3.500%, due 01/20/48	1,785,851	1,899,930
3.500%, due 02/20/48	1,539,852	1,640,641
3.500%, due 03/20/48	2,325,913	2,473,150
3.500%, due 09/20/48	708,033	739,538
3.750%, due 05/20/30	415,990	437,104
4.000%, due 12/20/40	156,549	166,331
4.000%, due 07/20/41	45,984	49,800
4.000%, due 03/20/47	392,188	418,421
4.000%, due 12/20/47	58,737	63,150
4.000%, due 01/20/48	155,216	166,877
4.000%, due 03/20/48	278,891	300,704
4.000%, due 04/20/48	591,398	628,938
4.000%, due 05/20/48	172,544	183,509
4.000%, due 06/20/48	180,425	193,321
4.000%, due 07/20/48	50,038	53,752
4.000%, due 05/20/49	627,414	656,385
4.500%, due 10/20/44	115,248	122,885
4.500%, due 08/20/45	99,875	109,504
4.500%, due 04/20/48	30,991	32,975
4.500%, due 05/20/48	88,022	93,486
4.500%, due 06/20/48	216,943	229,487
4.500%, due 10/20/48	174,282	178,617
4.500%, due 01/20/49	211,106	222,813
4.500%, due 02/20/49	364,044	384,125
5.000%, due 12/20/33	103,573	113,513
5.000%, due 01/20/34	52,073	57,071
5.000%, due 02/20/38	63,186	71,716
5.000%, due 04/20/38	75,411	85,726
5.000%, due 08/20/41	10,098	11,484
5.000%, due 12/20/42	14,138	16,073
5.000%, due 08/20/43	1,102,682	1,254,056
5.000%, due 09/20/48	150,882	163,082
5.000%, due 10/20/48	170,176	183,936
5.000%, due 11/20/48	339,796	365,167
5.000%, due 12/20/48	293,242	315,313

PACE Mortgage-Backed Securities Fixed Income Investments

Portfolio of investments—January 31, 2022 (unaudited)

	Face amount	Value
U.S. government agency obligations—(continued)
5.500%, due 09/20/48	$55,411	$57,636
6.000%, due 10/20/38	2,124	2,425
6.500%, due 09/20/32	693	736
6.500%, due 12/20/38	4,867	5,478
7.000%, due 03/20/28	27,646	28,514
9.000%, due 04/20/25	2,936	3,087
9.000%, due 12/20/26	1,327	1,386
9.000%, due 01/20/27	6,094	6,370
9.000%, due 09/20/30	860	898
9.000%, due 10/20/30	2,758	3,031
9.000%, due 11/20/30	3,411	3,588
GNMA II ARM 1 year CMT + 1.500%, 1.625%, due 08/20/25[1]	4,595	4,624
1 year CMT + 1.500%, 1.625%, due 09/20/25[1]	6,668	6,726
1 year CMT + 1.500%, 1.625%, due 08/20/26[1]	6,956	7,028
1 year CMT + 1.500%, 1.625%, due 07/20/27[1]	3,024	3,074
1 year CMT + 1.500%, 1.625%, due 07/20/30[1]	16,174	16,562
1 year CMT + 1.500%, 1.875%, due 06/20/22[1]	1,093	1,093
1 year CMT + 1.500%, 1.875%, due 04/20/24[1]	6,822	6,852
1 year CMT + 1.500%, 1.875%, due 04/20/26[1]	32,411	32,707
1 year CMT + 1.500%, 1.875%, due 06/20/26[1]	13,588	13,735
1 year CMT + 1.500%, 1.875%, due 04/20/27[1]	8,170	8,271
1 year CMT + 1.500%, 1.875%, due 04/20/30[1]	2,758	2,828
1 year CMT + 1.500%, 1.875%, due 05/20/30[1]	31,215	32,013
1 year CMT + 1.500%, 2.000%, due 01/20/23[1]	2,757	2,761
1 year CMT + 1.500%, 2.000%, due 03/20/23[1]	1,432	1,435
1 year CMT + 1.500%, 2.000%, due 01/20/24[1]	7,519	7,552
1 year CMT + 1.500%, 2.000%, due 01/20/25[1]	1,085	1,097
1 year CMT + 1.500%, 2.000%, due 02/20/25[1]	1,925	1,939
1 year CMT + 1.500%, 2.000%, due 05/20/25[1]	1,606	1,623
1 year CMT + 1.500%, 2.000%, due 03/20/26[1]	4,090	4,130
1 year CMT + 1.500%, 2.000%, due 09/20/26[1]	1,147	1,159
1 year CMT + 1.500%, 2.000%, due 01/20/27[1]	41,746	42,240
	Face amount	Value
U.S. government agency obligations—(concluded)
1 year CMT + 1.500%, 2.000%, due 02/20/27[1]	$2,846	$2,880
1 year CMT + 1.500%, 2.000%, due 04/20/27[1]	1,291	1,306
1 year CMT + 1.500%, 2.000%, due 08/20/27[1]	10,877	11,004
1 year CMT + 1.500%, 2.000%, due 01/20/28[1]	3,999	4,071
1 year CMT + 1.500%, 2.000%, due 02/20/28[1]	2,938	2,978
1 year CMT + 1.500%, 2.000%, due 04/20/30[1]	2,507	2,563
1 year CMT + 1.500%, 2.000%, due 05/20/30[1]	122,376	125,549
1 year CMT + 1.500%, 2.000%, due 07/20/30[1]	5,948	6,101
1 year CMT + 1.500%, 2.000%, due 08/20/30[1]	30,429	31,217
1 year CMT + 1.500%, 2.500%, due 03/20/25[1]	4,185	4,220
1 year CMT + 1.500%, 2.500%, due 07/20/30[1]	8,125	8,282
1 year CMT + 1.500%, 2.500%, due 08/20/30[1]	1,343	1,369
1 year CMT + 1.500%, 2.500%, due 10/20/30[1]	9,351	9,538
1 year CMT + 1.500%, 3.000%, due 05/20/25[1]	7,367	7,469
1 year CMT + 1.500%, 3.000%, due 06/20/25[1]	6,330	6,420
GNMA II TBA 2.000%[7]	5,100,000	5,029,972
2.500%	19,100,000	19,172,580
3.000%	18,750,000	19,102,312
4.000%	6,950,000	7,246,857
4.500%	12,910,000	13,577,576
GNMA TBA 4.000%	2,000,000	2,112,360
UMBS TBA 1.500%	10,500,000	10,181,139
2.000%[7]	67,900,000	66,205,683
2.500%[7]	43,925,000	44,029,986
3.000%	24,550,000	25,131,626
3.500%[7]	18,500,000	19,223,591
4.000%[7]	8,500,000	8,963,845
5.000%	200,000	217,996
Total U.S. government agency obligations (cost—$419,168,862)		418,398,447
U.S. Treasury obligations—1.8%
U.S. Treasury Notes 1.375%, due 10/31/28	2,400,000	2,343,187
1.375%, due 12/31/28[7]	3,200,000	3,123,000
Total U.S. Treasury obligations (cost—$5,517,129)		5,466,187

PACE Mortgage-Backed Securities Fixed Income Investments

Portfolio of investments—January 31, 2022 (unaudited)

	Number of shares	Value
Short-term investments—0.1%
Investment companies—0.1%
State Street Institutional U.S. Government Money Market Fund, 0.030%[8] (cost—$360,947)	360,947	$360,947
	Face amount
Short-term U.S. Treasury obligations—7.1%[9]
FHLB 0.050%, due 03/18/22[10]	$5,100,000	5,099,681
U.S. Treasury Bills 0.051%, due 03/31/22	5,700,000	5,699,541
0.052%, due 03/15/22	2,100,000	2,099,875
0.056%, due 04/21/22	6,300,000	6,299,240
0.064%, due 03/22/22	2,000,000	1,999,829
Total short-term U.S. Treasury obligations (cost—$21,198,166)		21,198,166

	Number of contracts	Notional amount
Options purchased—0.1%
Put options—0.1%
UMBS TBA, 2.500%, strike @ 101.44, expires 02/07/22 (Counterparty JPMCB)	1,500,000	USD	152,160,000	23,791
UMBS TBA, 2.500%, strike @ 101.47, expires 02/07/22 (Counterparty CITI)	1,500,000	USD	152,205,000	24,260
UMBS TBA, 2.500%, strike @ 101.50, expires 02/07/22 (Counterparty GS)	1,500,000	USD	152,250,000	24,728
UMBS TBA, 2.500%, strike @ 98.07, expires 04/06/22 (Counterparty JPMCB)	1,000,000	USD	98,070,000	6,252
UMBS TBA, 2.500%, strike @ 98.85, expires 04/06/22 (Counterparty JPMCB)	1,000,000	USD	98,850,000	5,489
UMBS TBA, 2.500%, strike @ 99.55, expires 04/06/22 (Counterparty JPMCB)	3,200,000	USD	318,560,000	26,082
UMBS TBA, 2.500%, strike @ 99.59, expires 04/06/22 (Counterparty JPMCB)	3,200,000	USD	318,688,000	26,655
UMBS, 2.500%, strike @ 99.45, expires 04/06/22 (Counterparty JPMCB)	3,000,000	USD	298,350,000	23,202
Total options purchased (cost—$118,359)				160,459
	Number of contracts	Notional amount		Value
Swaptions purchased—0.3%
Put swaptions—0.3%
3 Month USD LIBOR Interest Rate Swap, strike @ 1.350%, expires 03/01/22 (Counterparty MSCI; receive fixed rate); underlying swap terminates 03/03/25	27,000,000	USD	27,000,000	$203,974
3 Month USD LIBOR Interest Rate Swap, strike @ 1.400%, expires 04/01/22 (Counterparty MSCI; receive fixed rate); underlying swap terminates 04/04/25	27,000,000	USD	27,000,000	228,323
3 Month USD LIBOR Interest Rate Swap, strike @ 1.500%, expires 05/02/22 (Counterparty MSCI; receive fixed rate); underlying swap terminates 05/04/25	27,000,000	USD	27,000,000	214,728
3 Month USD LIBOR Interest Rate Swap, strike @ 1.988%, expires 02/07/22 (Counterparty MSCI; receive fixed rate); underlying swap terminates 02/09/32	800,000	USD	800,000	650
3 Month USD LIBOR Interest Rate Swap, strike @ 2.008%, expires 02/07/22 (Counterparty MSCI; receive fixed rate); underlying swap terminates 02/09/32	1,300,000	USD	1,300,000	1,138
3 Month USD LIBOR Interest Rate Swap, strike @ 2.048%, expires 02/07/22 (Counterparty MSCI; receive fixed rate); underlying swap terminates 02/09/32	1,300,000	USD	1,300,000	661
3 Month USD LIBOR Interest Rate Swap, strike @ 2.314% expires 07/13/22 (Counterparty: CITI; pay floating rate); underlying swap terminates 07/15/32	5,300,000	USD	5,300,000	21,706

PACE Mortgage-Backed Securities Fixed Income Investments

Portfolio of investments—January 31, 2022 (unaudited)

	Number of contracts	Notional amount		Value
Swaptions purchased—(concluded)
Put swaptions—(concluded)
3 Month USD SOFR Interest Rate Swap, strike @ 2.313% expires 07/06/22 (Counterparty: BOA; pay floating rate); underlying swap terminates 07/08/32	27,400,000	USD	27,400,000	$104,794
3 Month USD SOFR Interest Rate Swap, strike @ 2.361% expires 07/07/22 (Counterparty: GSI; pay floating rate); underlying swap terminates 07/11/32	16,200,000	USD	16,200,000	55,605
Total swaptions purchased (cost—$297,725)				831,579
Total investments before investments sold short (cost—$545,401,329)—181.6%				544,012,748
	Face amount	Value
Investments sold short—(27.8)%
U.S. government agency obligations—(27.0)%
GNMA II TBA 2.000%	$(900,000)	$(889,219)
UMBS TBA 2.000%	(27,250,000)	(26,556,733)
2.500%	(19,450,000)	(19,409,360)
3.500%	(1,800,000)	(1,875,906)
4.000%	(29,175,000)	(30,810,475)
4.500%	(1,100,000)	(1,173,876)
Total U.S. government agency obligations (proceeds—$81,196,457)		(80,715,569)
U.S. Treasury obligations—(0.8)%
U.S. Treasury Notes 1.375%	(2,600,000)	(2,537,437)
Total U.S. Treasury obligations (proceeds—$2,552,387)		(2,537,437)
Total investments sold short (proceeds—$83,748,844)		(83,253,006)
Liabilities in excess of other assets—(53.8)%		(161,232,765)
Net assets—100.0%		$299,526,976

For a listing of defined portfolio acronyms that are used throughout the Portfolio of investments as well as the tables that follow, please refer to the Glossary of terms used in the Portfolio of investments.

Options written

Notional amount		Number of contracts	Call options	Counterparty	Expiration date	Premiums received	Current value	Unrealized appreciation (depreciation)
USD	351,785,000	3,500,000	UMBS TBA, 2.000%, strike @ 100.51	BOA	04/06/22	$8,203	$(6,151)	$2,052
USD	97,500,000	1,000,000	UMBS TBA, 2.000%, strike @ 97.50	CITI	03/07/22	3,633	(3,912)	(279)
USD	195,480,000	2,000,000	UMBS TBA, 2.000%, strike @ 97.74	CITI	03/07/22	4,843	(5,747)	(904)
USD	246,000,000	2,500,000	UMBS TBA, 2.000%, strike @ 98.40	BOA	04/06/22	8,593	(4,950)	3,643
USD	344,400,000	3,500,000	UMBS TBA, 2.000%, strike @ 98.40	BOA	04/06/22	8,750	(9,979)	(1,229)
USD	99,270,000	1,000,000	UMBS TBA, 2.000%, strike @ 99.27	CITI	03/07/22	2,813	(160)	2,653
USD	99,450,000	1,000,000	UMBS TBA, 2.000%, strike @ 99.45	CITI	02/07/22	1,875	—	1,875
USD	250,000,000	2,500,000	UMBS TBA, 2.500%, strike @ 100.00	MSCI	04/06/22	6,641	(11,953)	(5,312)
USD	350,210,000	3,500,000	UMBS TBA, 2.500%, strike @ 100.06	BOA	04/06/22	9,024	(15,787)	(6,763)
USD	100,060,000	1,000,000	UMBS TBA, 2.500%, strike @ 100.06	CITI	04/06/22	2,695	(4,510)	(1,815)
USD	350,315,000	3,500,000	UMBS TBA, 2.500%, strike @ 100.09	MSCI	04/06/22	9,024	(15,325)	(6,301)
USD	300,390,000	3,000,000	UMBS TBA, 2.500%, strike @ 100.13	BOA	04/06/22	9,375	(12,747)	(3,372)
USD	100,430,000	1,000,000	UMBS TBA, 2.500%, strike @ 100.43	CITI	03/07/22	2,969	(165)	2,804
USD	100,500,000	1,000,000	UMBS TBA, 2.500%, strike @ 100.50	CITI	04/06/22	2,305	(2,876)	(571)
USD	100,530,000	1,000,000	UMBS TBA, 2.500%, strike @ 100.53	JPMCB	04/06/22	2,968	(2,764)	204
USD	150,795,000	1,500,000	UMBS TBA, 2.500%, strike @ 100.53	JPMCB	04/06/22	4,453	(4,165)	288
USD	50,280,000	500,000	UMBS TBA, 2.500%, strike @ 100.56	CITI	04/06/22	1,094	(1,340)	(246)
USD	302,760,000	3,000,000	UMBS TBA, 2.500%, strike @ 100.92	JPMCB	04/06/22	7,265	(5,165)	2,100

PACE Mortgage-Backed Securities Fixed Income Investments

Portfolio of investments—January 31, 2022 (unaudited)

Options written—(continued)

Notional amount		Number of contracts	Call options	Counterparty	Expiration date	Premiums received	Current value	Unrealized appreciation (depreciation)
USD	151,785,000	1,500,000	UMBS TBA, 2.500%, strike @ 101.19	CITI	04/06/22	$3,281	$(1,784)	$1,497
USD	98,420,000	1,000,000	UMBS TBA, 2.500%, strike @ 98.42	CITI	04/06/22	3,203	(1,939)	1,264
USD	299,700,000	3,000,000	UMBS TBA, 2.500%, strike @ 99.90	MSCI	04/06/22	8,203	(15,614)	(7,411)
USD	301,230,000	3,000,000	UMBS TBA, 3.000%, strike @ 100.41	JPMCB	04/06/22	6,563	(8,791)	(2,228)
USD	564,410,000	5,500,000	UMBS TBA, 3.000%, strike @ 102.62	BOA	03/07/22	6,875	(8,412)	(1,537)
USD	102,880,000	1,000,000	UMBS TBA, 3.000%, strike @ 102.88	CITI	03/07/22	1,094	(1,486)	(392)
USD	154,320,000	1,500,000	UMBS TBA, 3.000%, strike @ 102.88	CITI	03/07/22	1,582	(1,399)	183
USD	50,200,000	500,000	UMBS TBA, 3.000%, strike @ 100.40	CITI	04/06/22	898	(821)	77
USD	49,975,000	500,000	UMBS, 2.000%, strike @ 99.95	CITI	03/07/22	938	(11)	927
USD	150,195,000	1,500,000	UMBS, 2.500%, strike @ 100.13	JPMCB	04/06/22	4,688	(6,350)	(1,662)
USD	150,510,000	1,500,000	UMBS, 2.500%, strike @ 100.34	CITI	04/06/22	4,336	(4,336)	—
USD	50,195,000	500,000	UMBS, 2.500%, strike @ 100.39	CITI	04/06/22	1,445	(1,445)	—
USD	251,000,000	2,500,000	UMBS, 2.500%, strike @ 100.40	CITI	04/06/22	8,203	(7,970)	233
USD	100,410,000	1,000,000	UMBS, 2.500%, strike @ 100.41	CITI	04/06/22	3,125	(3,188)	(63)
USD	301,350,000	3,000,000	UMBS, 2.500%, strike @ 100.45	JPMCB	04/06/22	9,375	(9,088)	287
USD	251,200,000	2,500,000	UMBS, 2.500%, strike @ 100.48	CITI	04/06/22	7,325	(7,317)	8
Total						$167,657	$(187,647)	$(19,990)
			Put options
USD	353,850,000	3,500,000	GNMA, 2.500%, strike @ 101.10	MSCI	04/14/22	$15,586	$(14,730)	$856
USD	241,000,000	2,500,000	UMBS TBA, 2.000%, strike @ 96.40	BOA	04/06/22	12,500	(12,193)	307
USD	197,940,000	2,000,000	UMBS TBA, 2.000%, strike @ 98.97	JPMCB	02/07/22	8,750	(29,494)	(20,744)
USD	96,190,000	1,000,000	UMBS TBA, 2.000%, strike @ 96.19	CITI	04/06/22	4,571	(4,338)	233
USD	200,000,000	2,000,000	UMBS TBA, 2.500%, strike @ 100.00	CITI	03/07/22	4,766	(13,941)	(9,175)
USD	301,230,000	3,000,000	UMBS TBA, 2.500%, strike @ 100.41	JPMCB	04/06/22	9,375	(7,725)	1,650
USD	502,600,000	5,000,000	UMBS TBA, 2.500%, strike @ 100.52	BOA	02/07/22	19,922	(35,188)	(15,266)
USD	150,780,000	1,500,000	UMBS TBA, 2.500%, strike @ 100.52	CITI	02/07/22	7,265	(16,806)	(9,541)
USD	100,600,000	1,000,000	UMBS TBA, 2.500%, strike @ 100.60	CITI	03/07/22	2,969	(11,096)	(8,127)
USD	261,950,000	2,600,000	UMBS TBA, 2.500%, strike @ 100.75	CITI	03/07/22	7,922	(31,770)	(23,848)
USD	100,880,000	1,000,000	UMBS TBA, 2.500%, strike @ 100.88	CITI	02/07/22	3,360	(10,289)	(6,929)
USD	151,500,000	1,500,000	UMBS TBA, 2.500%, strike @ 101.00	GS	02/07/22	7,500	(17,267)	(9,767)
USD	152,160,000	1,500,000	UMBS TBA, 2.500%, strike @ 101.44	CITI	02/07/22	5,508	(9,789)	(4,281)
USD	152,250,000	1,500,000	UMBS TBA, 2.500%, strike @ 101.50	GS	02/07/22	6,562	(10,195)	(3,633)
USD	307,584,000	3,200,000	UMBS TBA, 2.500%, strike @ 96.12	BOA	04/06/22	15,500	(13,311)	2,189
USD	97,850,000	1,000,000	UMBS TBA, 2.500%, strike @ 97.85	JPMCB	04/06/22	3,907	(3,080)	827
USD	97,850,000	1,000,000	UMBS TBA, 2.500%, strike @ 97.85	JPMCB	04/06/22	5,547	(4,111)	1,436
USD	293,700,000	3,000,000	UMBS TBA, 2.500%, strike @ 97.90	MSCI	04/06/22	12,187	(9,534)	2,653
USD	343,210,000	3,500,000	UMBS TBA, 2.500%, strike @ 98.06	BOA	04/06/22	13,945	(12,172)	1,773
USD	98,070,000	1,000,000	UMBS TBA, 2.500%, strike @ 98.07	JPMCB	04/06/22	3,906	(3,509)	397
USD	245,225,000	2,500,000	UMBS TBA, 2.500%, strike @ 98.09	MSCI	04/06/22	9,961	(8,386)	1,575
USD	343,315,000	3,500,000	UMBS TBA, 2.500%, strike @ 98.09	MSCI	04/06/22	13,945	(12,394)	1,551
USD	294,360,000	3,000,000	UMBS TBA, 2.500%, strike @ 98.12	BOA	04/06/22	11,719	(10,817)	902
USD	344,750,000	3,500,000	UMBS TBA, 2.500%, strike @ 98.50	BOA	04/06/22	14,219	(15,751)	(1,532)
USD	147,795,000	1,500,000	UMBS TBA, 2.500%, strike @ 98.53	CITI	04/06/22	5,801	(6,843)	(1,042)
USD	49,280,000	500,000	UMBS TBA, 2.500%, strike @ 98.56	CITI	04/06/22	1,874	(2,322)	(448)
USD	315,392,000	3,200,000	UMBS TBA, 2.500%, strike @ 98.56	JPMCB	04/06/22	12,500	(15,067)	(2,567)

PACE Mortgage-Backed Securities Fixed Income Investments

Portfolio of investments—January 31, 2022 (unaudited)

Options written—(concluded)

Notional amount		Number of contracts	Call options	Counterparty	Expiration date	Premiums received	Current value	Unrealized appreciation (depreciation)
USD	98,580,000	1,000,000	UMBS TBA, 2.500%, strike @ 98.58	JPMCB	04/06/22	$5,547	$(4,687)	$860
USD	316,960,000	3,200,000	UMBS TBA, 2.500%, strike @ 99.05	JPMCB	04/06/22	17,000	(19,652)	(2,652)
USD	317,056,000	3,200,000	UMBS TBA, 2.500%, strike @ 99.08	JPMCB	04/06/22	17,000	(20,097)	(3,097)
USD	148,770,000	1,500,000	UMBS TBA, 2.500%, strike @ 99.18	CITI	04/06/22	6,094	(9,983)	(3,889)
USD	318,528,000	3,200,000	UMBS TBA, 2.500%, strike @ 99.54	JPMCB	04/06/22	12,500	(14,730)	(2,230)
USD	999,300,000	10,000,000	UMBS TBA, 2.500%, strike @ 99.93	BOA	03/07/22	24,219	(66,210)	(41,991)
USD	50,440,000	500,000	UMBS TBA, 3.000%, strike @ 100.88	CITI	04/06/22	1,406	(1,742)	(336)
USD	558,910,000	5,500,000	UMBS TBA, 3.000%, strike @ 101.62	BOA	03/07/22	12,031	(17,868)	(5,837)
USD	102,880,000	1,000,000	UMBS TBA, 3.000%, strike @ 102.88	CITI	03/07/22	2,187	(3,300)	(1,113)
USD	150,345,000	1,500,000	UMBS, 2.500%, strike @ 100.23	JPMCB	03/07/22	12,890	(12,608)	282
USD	151,095,000	1,500,000	UMBS, 2.500%, strike @ 100.73	JPMCB	03/07/22	18,985	(18,138)	847
USD	147,510,000	1,500,000	UMBS, 2.500%, strike @ 98.34	CITI	04/06/22	5,625	(5,625)	—
USD	49,195,000	500,000	UMBS, 2.500%, strike @ 98.39	CITI	04/06/22	1,875	(1,875)	—
USD	246,000,000	2,500,000	UMBS, 2.500%, strike @ 98.40	CITI	04/06/22	10,156	(10,608)	(452)
USD	295,350,000	3,000,000	UMBS, 2.500%, strike @ 98.45	JPMCB	04/06/22	12,656	(13,080)	(424)
USD	246,200,000	2,500,000	UMBS, 2.500%, strike @ 98.48	CITI	04/06/22	9,473	(11,099)	(1,626)
USD	296,850,000	3,000,000	UMBS, 2.500%, strike @ 98.95	JPMCB	04/06/22	17,812	(17,459)	353
Total						$429,023	$(590,879)	$(161,856)
Total options written						$596,680	$(778,526)	$(181,846)

Swaptions written

Notional amount (000)		Number of contracts	Call swaptions	Counterparty	Pay/ receive floating rate	Expiration date	Premiums received	Current value	Unrealized appreciation (depreciation)
USD	15,200	15,200,000	3 Month SOFR Index Interest Rate Swap, strike @ 1.263%, terminating 07/08/32	BOA	Pay	07/06/22	$119,389	$(96,289)	$23,100
USD	9,000	9,000,000	3 Month SOFR Index Interest Rate Swap, strike @ 1.311%, terminating 07/11/32	GSI	Pay	07/07/22	72,000	(66,576)	5,424
USD	2,900	2,900,000	3 Month USD LIBOR Interest Rate Swap, strike @ 1.264%, terminating 07/15/32	CITI	Pay	07/13/22	23,007	(19,291)	3,716
Total swaptions written							$214,396	$(182,156)	$32,240

Futures contracts

Number of contracts	Currency		Expiration date	Current notional amount	Value	Unrealized appreciation (depreciation)
U.S. Treasury futures sell contracts:
34	USD	U.S. Treasury Note 10 Year Futures	March 2022	$(4,413,047)	$(4,350,938)	$62,109

PACE Mortgage-Backed Securities Fixed Income Investments

Portfolio of investments—January 31, 2022 (unaudited)

Centrally cleared interest rate swap agreements

Notional amount (000)		Maturity date	Payment frequency	Payments made by the Portfolio[11]	Payments received by the Portfolio[11]	Value	Unrealized appreciation (depreciation)
USD	36,100	06/16/23	Quarterly	0.250%	3 Month USD LIBOR	$396,227	$378,263
USD	29,000	06/16/24	Quarterly	0.250	3 Month USD LIBOR	781,835	616,710
USD	10,800	04/29/23	Maturity	0.200	US Federal Funds Effective Rate	93,778	93,497
USD	1,000	07/21/31	Quarterly	1.410	3 Month USD LIBOR	39,427	39,427
USD	10,200	06/16/28	Semi-Annual	3 Month USD LIBOR	0.500%	(781,559)	(290,687)
USD	1,200	09/22/31	Semi-Annual	3 Month USD LIBOR	1.850	8,402	8,402
USD	6,871	12/15/28	Annual	12 Month SOFR	1.250	(118,852)	(144,648)
USD	19,100	12/15/28	Semi-Annual	3 Month USD LIBOR	1.500	(326,054)	(449,779)
Total						$93,204	$251,185

Fair valuation summary

The following is a summary of the fair valuations according to the inputs used as of January 31, 2022 in valuing the Portfolio's investments. In the event a Portfolio holds investments for which fair value is measured using the NAV per share practical expedient (or its equivalent), a separate column will be added to the fair value hierarchy table; this is intended to permit reconciliation to the amounts presented in the Portfolio of investments:

Assets Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Asset-backed securities	$—	$40,513,751	$154,735	$40,668,486
Mortgage-backed securities	—	56,928,477	—	56,928,477
U.S. government agency obligations	—	418,398,447	—	418,398,447
U.S. Treasury obligations	—	5,466,187	—	5,466,187
Short-term investments	—	360,947	—	360,947
Short-term U.S. Treasury obligations	—	21,198,166	—	21,198,166
Options purchased	—	160,459	—	160,459
Swaptions purchased	—	831,579	—	831,579
Futures contracts	62,109	—	—	62,109
Swap agreements	—	1,319,669	—	1,319,669
Total	$62,109	$545,177,682	$154,735	$545,394,526
Liabilities
Investments sold short	$—	$(83,253,006)	$—	$(83,253,006)
Options written	—	(778,526)	—	(778,526)
Swaptions written	—	(182,156)	—	(182,156)
Swap agreements	—	(1,226,465)	—	(1,226,465)
Total	$—	$(85,440,153)	$—	$(85,440,153)

At January 31, 2022, there were no transfers in or out of Level 3.

Securities valued using unobservable inputs, i.e. Level 3, were not considered significant to the Fund.

PACE Mortgage-Backed Securities Fixed Income Investments

Portfolio of investments—January 31, 2022 (unaudited)

Portfolio footnotes

1  Variable or floating rate security. The interest rate shown is the rate in effect as of period end and changes periodically.

2  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities are considered liquid, unless noted otherwise, and may be resold in transactions exempt from registration, normally to qualified institutional buyers. Securities exempt from registration pursuant to Rule 144A, in the amount of $56,032,369, represented 18.7% of the Portfolio's net assets at period end.

3  Variable or floating rate security for which the interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.

4  Significant unobservable inputs were used in the valuation of this security; i.e. Level 3.

5  Security fair valued by a Valuation Committee under the direction of the Board of Trustees.

6  Step bond—coupon rate increases in increments to maturity. The rate disclosed is the rate at the period end; the maturity date disclosed is the ultimate maturity date.

7  Security, or portion thereof, pledged as collateral for investments sold short, written options, futures and/or swap agreements.

8  Rates shown reflect yield at January 31, 2022.

9  Rate shown is the discount rate at the date of purchase unless otherwise noted.

10  Rate shown reflects annualized yield at the period end on zero coupon bond.

11  Payments made or received are based on the notional amount.

See accompanying notes to financial statements.

PACE Intermediate Fixed Income Investments

Performance

For the six-months ended January 31, 2022, the Portfolio's Class P shares returned -3.33% before the deduction of the maximum PACE Select program fee.1 In comparison, the Bloomberg US Aggregate Bond Index (the "benchmark") returned -3.17%. (Returns for all share classes over various time periods are shown in the "Performance at a glance" table on page 34. Please note that the returns shown do not reflect the deduction of taxes that a shareholder could pay on Portfolio distributions or the redemption of Portfolio shares.) For a detailed commentary on the market environment in general during the reporting period, please refer to page 3.

Subadvisor's comments2

(Please note that while the subadvisor outperformed the benchmark on a gross-of-fees basis, the Portfolio underperformed net of fees, as reported in the "Performance at a glance" table. As stated in footnote two, the comments that follow address performance on a gross-of-fees basis.)

The Portfolio outperformed its benchmark during the reporting period. This was mainly driven by our duration and yield curve positioning. Over the period, the market started to price in a more hawkish Fed as inflation continued to move higher. For the majority of the period, the Portfolio held a short duration position and had a yield curve flattening bias, both of which were beneficial as yields in the front end and the belly of the curve moved notably higher. As of the end of the period, the Portfolio was closer to neutral versus its benchmark from a duration perspective, but we generally think yields in the belly and long end of the curve have room to move higher. Underweight positioning in investment grade credit and security selection in commercial mortgage-backed securities (CMBS) also contributed to relative performance, as risk assets came under some pressure. This initially occurred given headlines around the Omicron variant in November 2021, as well as in January 2022 as the market started pricing in tighter monetary policy. Security selection in agency mortgages was the only notable detractor. Agency mortgages came under pressure as the Fed announced it would end its asset purchase taper earlier than expected. We continue to hold allocations to high yield credit and securitized assets, but are closer to neutral in agency mortgages and modestly underweight investment grade credit versus its benchmark.

Derivatives were primarily used to adjust the Portfolio's duration and yield curve exposure, as well as to hedge risk. We believe derivatives are generally beneficial to performance, as they help us manage the portfolio more efficiently. Over the period, the following kinds of derivatives were the most commonly used. Futures were useful to manage our exposure to interest rates by adding duration to or subtracting it from the Portfolio at particular points on the yield curve. Interest rate swaps are the most common type of swaps and were useful in adding duration or subtracting it at particular points on the yield curve. Credit default swaps were used to provide protection against a particular issuer or basket of issuers defaulting, or as a way to express a negative or positive view on an issuer's or

1  Class P shares held through the PACE Select Advisors Program are subject to a maximum Program fee of 2.50%, which, if included, would have reduced performance. Class P shares held through other advisory programs also may be subject to a program fee, which, if included, would have reduced performance.

2  All Sub-Advisors discuss performance on a gross-of-fees basis—meaning that no fees or expenses are reflected in their sleeves'/sleeve's performance. Alternately, Portfolio performance is shown net of fees, which does factor in fees and expenses associated with the Portfolio.

PACE Select Advisors Trust – PACE Intermediate Fixed Income Investments

Investment Manager:

UBS Asset Management (Americas) Inc. ("UBS AM")

Investment Subadvisor:

BlackRock Financial Management, Inc. ("BlackRock")

Portfolio Management Team:

UBS AM: Mabel Lung, CFA, Gina Toth, CFA, Fred Lee, CFA, David Kelly and Christopher Andersen, CFA

BlackRock: Akiva Dickstein and Harrison Segall

Objective:

Current income, consistent with reasonable stability of principal

Investment process:

The subadvisor utilizes a strategy that involves buying specific bonds based on its credit analysis and review.

PACE Intermediate Fixed Income Investments

Subadvisor's comments2 – concluded

group of issuers' credit strength. Options on interest rate swaps (swaptions) were used to hedge convexity, as well as to take a view on volatility and interest rates. Options on futures were most often used to take a view on volatility and/or interest rates. Foreign exchange options were used to give us the right, but not the obligation, to buy or sell a currency at a specified price for a specified period of time. Foreign exchange forwards were typically used to hedge non-US dollar currency risk back to the US dollar, as well as to implement active currency positions.

Derivatives are used as a means to manage risk and/or take outright views on interest rates, credit risk and/or foreign exchange positions in the portfolio. It is difficult to isolate the performance of individual derivatives, but they acted as expected and did not have significant impact on performance overall.

Mutual funds are sold by prospectus only. You should read it carefully and consider a fund's investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. Prospectuses for most of our funds can be obtained from your financial advisor, by calling UBS Funds at 800-647 1568 or by visiting our Website at www.ubs.com/am-us.

Special considerations

The Portfolio may be appropriate for long-term investors seeking current income and a reasonable stability of principal. Investors should be able to withstand short-term fluctuations in the fixed income markets. The value of the Portfolio changes every day and can be affected by changes in interest rates, general market conditions, and other political, social and economic developments, as well as specific matters relating to the companies in whose securities the Portfolio invests. It is important to note that an investment in the Portfolio is only one component of a balanced investment plan.

PACE Intermediate Fixed Income Investments

Performance at a glance (unaudited)

Average annual total returns for periods ended 01/31/22	6 months	1 year	5 years	10 years
Before deducting maximum sales charge
Class A1	(3.38)%	(3.51)%	2.62%	1.94%
Class Y2	(3.25)	(3.27)	2.87	2.20
Class P3	(3.33)	(3.27)	2.85	2.20
After deducting maximum sales charge
Class A1	(7.01)	(7.12)	1.84	1.55
Bloomberg US Aggregate Bond Index[4]	(3.17)	(2.97)	3.08	2.59

Most recent calendar quarter-end returns (unaudited)

Average annual total returns for periods ended 12/31/21	6 months	1 year	5 years	10 years
Before deducting maximum sales charge
Class A1	(0.28)%	(2.08)%	3.09%	2.26%
Class Y2	(0.16)	(1.84)	3.37	2.52
Class P3	(0.08)	(1.83)	3.36	2.53
After deducting maximum sales charge
Class A1	(4.00)	(5.79)	2.31	1.87

The annualized gross and net expense ratios, respectively, for each class of shares as in the prospectuses dated November 26, 2021 were as follows: Class A—1.06% and 0.91%; Class Y—0.96% and 0.66%; and Class P—0.85% and 0.66%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Portfolio and UBS Asset Management (Americas) Inc. ("UBS AM") have entered into a written fee waiver/expense reimbursement agreement pursuant to which UBS AM is contractually obligated to waive its management fees and/or reimburse expenses so that the Portfolio's ordinary total operating expenses of each class through November 30, 2022 (excluding dividend expense, borrowing costs, and interest expense relating to short sales, and expenses attributable to investment in other investment companies, interest, taxes, brokerage commissions, trustee elections, as well as other matters related to shareholder meetings (unless specifically agreed by UBS AM) and extraordinary expenses) would not exceed Class A—0.91%; Class Y—0.66%; and Class P—0.66%. The Portfolio has agreed to repay UBS AM for any waived fees/reimbursed expenses to the extent that it can do so over the following three fiscal years without causing the Portfolio's expenses in any of those three years to exceed these expense caps and that UBS AM has not waived the right to do so. The fee waiver/expense reimbursement agreement may be terminated by the Portfolio's board at any time and also will terminate automatically upon the expiration or termination of the Portfolio's advisory contract with UBS AM. Upon termination of the agreement, however, UBS AM's three year recoupment rights will survive.

1  Maximum sales charge for Class A shares is 3.75%. Class A shares bear ongoing 12b-1 service fees of 0.25% annually.

2  The Portfolio offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees.

3  Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees, but Class P shares held through advisory programs may be subject to a program fee, which, if included, would have reduced performance.

4  The Bloomberg US Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, US dollar-denominated, fixed-rate taxable bond market. The index includes Treasuries, government-related and corporate securities, MBS (agency fixedrate and hybrid ARM pass-throughs), ABS and CMBS (agency and non-agency). Investors should note that indices do not reflect the deduction of fees and expenses.

Prior to August 3, 2015, a 1% redemption fee was imposed on sales or exchanges of any class of shares of the Portfolio made during the specified holding period.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit www.ubs.com/us-mutualfundperformance.

PACE Intermediate Fixed Income Investments

Portfolio statistics and industry diversification—(unaudited)1

As a percentage of net assets as of January 31, 2022

Characteristics
Weighted average duration	6.74 yrs.
Weighted average maturity	9.42 yrs.
Average coupon	2.66%
Top ten holdings
UMBS TBA, 2.000%	6.3%
U.S. Treasury Notes, 1.125% due 01/15/25	3.5
U.S. Treasury Bonds, 3.000% due 02/15/47	2.9
UMBS TBA, 2.500%	2.1
FNMA, 3.500% due 03/01/46	2.0
U.S. Treasury Notes, 0.625% due 05/15/30	1.7
U.S. Treasury Bonds, 1.750% due 08/15/41	1.4
FNMA, 3.000% due 03/01/47	1.3
UMBS TBA, 3.000%	1.2
U.S. Treasury Notes, 1.375% due 11/15/31	1.2
Total	23.6%
Top five issuer breakdown by country or territory of origin
United States	96.8%
Canada	6.3
Japan	2.2
Sweden	2.1
Switzerland	1.3
Total	108.7%
Asset allocation
Corporate bonds	35.5%
U.S. government agency obligations	27.9
U.S. Treasury obligations	27.0
Short-term investments	14.7
Mortgage-backed securities	5.7
Asset-backed securities	4.9
Non-U.S. government agency obligations	1.9
Investments of cash collateral from securities loaned	0.5
Options and swaptions purchased	0.4
Municipal bonds	0.1
Investments sold short	(1.3)
Cash equivalents and liabilities in excess of other assets	(17.3)
Total	100.0%

1  The portfolio is actively managed and its composition will vary over time.

PACE Intermediate Fixed Income Investments

Portfolio of investments—January 31, 2022 (unaudited)

	Face amount[1]	Value
Asset-backed securities—4.9%
American Express Credit Account Master Trust, Series 2021-1, Class A, 0.900%, due 11/15/26	1,320,000	$1,299,296
American Homes 4 Rent Trust, Series 2014-SFR3, Class A, 3.678%, due 12/17/36[2]	438,204	449,284
Cloud Pass-Through Trust, Series 2019-1A, Class CLOU, 3.554%, due 12/05/22[2,3]	16,478	16,525
College Avenue Student Loans LLC, Series 2021-A, Class A1, 1 mo. USD LIBOR + 1.100%, 1.189%, due 07/25/51[2,4]	77,070	77,316
Series 2021-B, Class A2, 1.760%, due 06/25/52[2]	92,215	89,441
Series 2021-C, Class A1, 1 mo. USD LIBOR + 0.900%, 0.993%, due 07/26/55 [2,4]	267,710	267,710
Series 2021-C, Class A2, 2.320%, due 07/26/55[2]	134,854	132,581
Series 2021-C, Class B, 2.720%, due 07/26/55[2]	100,000	98,503
Credit Acceptance Auto Loan Trust, Series 2019-3A, Class A, 2.380%, due 11/15/28[2]	487,718	490,819
Series 2020-2A, Class A, 1.370%, due 07/16/29[2]	180,000	179,975
Series 2021-2A, Class A, 0.960%, due 02/15/30[2]	540,000	532,563
Series 2021-3A, Class A, 1.000%, due 05/15/30[2]	280,000	276,222
Series 2021-4, Class A, 1.260%, due 10/15/30[2]	395,000	389,396
Credit Suisse ABS Repackaging Trust, Series 2013-A, Class B, 2.500%, due 01/25/30[2]	24,155	24,006
Credit Suisse Seasoned Loan Trust, Series 2006-1, Class A, 1 mo. USD LIBOR + 0.480%, 0.569%, due 10/25/34[2,4]	22,771	22,776
Drive Auto Receivables Trust, Series 2021-3, Class A2, 0.520%, due 01/15/25	1,480,000	1,475,959
EDvestinU Private Education Loan Issue No. 3 LLC, Series 2021-A, Class A, 1.800%, due 11/25/45[2]	82,445	80,027
Elara HGV Timeshare Issuer LLC, Series 2016-A, Class A, 2.730%, due 04/25/28[2]	37,660	37,901
GoodLeap Sustainable Home Solutions Trust, Series 2021-4GS, Class A, 1.930%, due 07/20/48[2]	214,778	206,480
Series 2021-5CS, Class A, 2.310%, due 10/20/48[2]	118,422	116,065
	Face amount[1]	Value
Asset-backed securities—(continued)
Hyundai Auto Receivables Trust, Series 2021-C, Class A3, 0.740%, due 05/15/26	340,000	$335,377
Lehman XS Trust, Series 2005-6, Class 1A1, 1 mo. USD LIBOR + 0.520%, 0.609%, due 11/25/35[4]	89,819	82,534
Lendmark Funding Trust, Series 2021-1A, Class A, 1.900%, due 11/20/31[2]	210,000	204,746
Mariner Finance Issuance Trust, Series 2021-AA, Class A, 1.860%, due 03/20/36[2]	180,000	174,562
Mosaic Solar Loans, Series 2017-2A, Class C, 2.000%, due 06/22/43[2]	110,164	109,488
Navient Private Education Loan Trust, Series 2020-IA, Class B, 2.950%, due 04/15/69[2]	100,000	101,431
Navient Private Education Refi Loan Trust, Series 2019-D, Class A2B, 1 mo. USD LIBOR + 1.050%, 1.140%, due 12/15/59 [2,4]	193,784	194,596
Series 2021-A, Class A, 0.840%, due 05/15/69[2]	85,543	84,215
Series 2021-DA, Class A, 1.260%, due 04/15/60[2,4]	439,664	440,070
Navient Student Loan Trust, Series 2018-EA, Class A2, 4.000%, due 12/15/59[2]	46,294	47,280
Nelnet Student Loan Trust, Series 2021-A, Class APT2, 1.360%, due 04/20/62[2]	614,252	602,446
Series 2021-BA, Class AFL, 1 mo. USD LIBOR + 0.780%, 0.866%, due 04/20/62 [2,4]	875,395	875,568
Series 2021-CA, Class AFL, 1 mo. USD LIBOR + 0.740%, 0.826%, due 04/20/62[2,4]	565,698	567,018
Prodigy Finance Ltd., Series 2021-1A, Class A, 1 mo. USD LIBOR + 1.250%, 1.339%, due 07/25/51[2,4]	365,710	365,622
Regional Management Issuance Trust, Series 2021-2, Class A, 1.900%, due 08/15/33[2]	245,000	237,313
Sesac Finance LLC, Series 2019-1, Class A2, 5.216%, due 07/25/49[2]	117,000	120,037
SLM Private Education Loan Trust, Series 2010-C, Class A5, 1 mo. USD LIBOR + 4.750%, 4.839%, due 10/15/41[2,4]	474,278	527,274
SMB Private Education Loan Trust, Series 2017-B, Class A2B, 1 mo. USD LIBOR + 0.750%, 0.840%, due 10/15/35[2,4]	110,370	110,692

PACE Intermediate Fixed Income Investments

Portfolio of investments—January 31, 2022 (unaudited)

	Face amount[1]		Value
Asset-backed securities—(concluded)
Series 2018-A, Class A2B, 1 mo. USD LIBOR + 0.800%, 0.890%, due 02/15/36[2,4]		386,969	$388,967
Series 2018-C, Class A2B, 1 mo. USD LIBOR + 0.750%, 0.840%, due 11/15/35[2,4]		488,889	490,423
Series 2021-A, Class A2A1, 1 mo. USD LIBOR + 0.730%, 0.814%, due 01/15/53[2,4]		640,000	638,528
Series 2021-A, Class B, 2.310%, due 01/15/53[2]		100,000	98,515
Series 2021-C, Class APT1, 1.390%, due 01/15/53[2]		236,214	229,985
SoFi Professional Loan Program LLC, Series 2016-A, Class A1, 1 mo. USD LIBOR + 1.750%, 1.839%, due 08/25/36 [2,4]		26,895	26,934
Series 2016-B, Class A1, 1 mo. USD LIBOR + 1.200%, 1.289%, due 06/25/33[2,4]		16,949	16,995
Series 2018-A, Class A2B, 2.950%, due 02/25/42[2]		110,924	112,131
SoFi Professional Loan Program Trust, Series 2020-C, Class AFX, 1.950%, due 02/15/46[2]		136,684	137,136
Westlake Automobile Receivables Trust, Series 2020-1A, Class A2, 1.440%, due 09/15/23[2]		67,377	67,406
Series 2021-3A, Class A2, 0.570%, due 09/16/24[2]		1,400,000	1,396,868
Total asset-backed securities (cost—$15,088,910)			15,047,002
Corporate bonds—35.5%
Aerospace & defense—1.8%
Airbus SE 2.375%, due 06/09/40[6]	EUR	100,000	121,902
BAE Systems Holdings, Inc. 3.800%, due 10/07/24[2]		316,000	330,300
3.850%, due 12/15/25[2]		82,000	86,801
General Dynamics Corp. 3.500%, due 04/01/27		226,000	240,353
3.750%, due 05/15/28		58,000	62,415
L3Harris Technologies, Inc. 3.850%, due 12/15/26		213,000	226,424
4.400%, due 06/15/28		250,000	274,848
Lockheed Martin Corp. 3.800%, due 03/01/45		139,000	150,184
Series B, 6.150%, due 09/01/36		65,000	87,460
Northrop Grumman Corp. 2.930%, due 01/15/25		41,000	42,198
3.850%, due 04/15/45		66,000	70,552
4.030%, due 10/15/47		166,000	183,871
4.750%, due 06/01/43		27,000	32,180
Raytheon Technologies Corp. 2.150%, due 05/18/30	EUR	150,000	180,690
	Face amount[1]		Value
Corporate bonds—(continued)
Aerospace & defense—(concluded)
2.820%, due 09/01/51		10,000	$8,881
3.030%, due 03/15/52		40,000	36,875
3.750%, due 11/01/46		28,000	29,219
4.125%, due 11/16/28		242,000	264,098
4.200%, due 12/15/44		75,000	80,737
4.625%, due 11/16/48		224,000	268,075
7.000%, due 11/01/28		24,000	29,899
7.200%, due 08/15/27		54,000	66,721
Thales SA 0.010%, due 05/31/22[6]	EUR	200,000	224,886
0.750%, due 06/07/23[6]	EUR	100,000	113,536
TransDigm, Inc. 6.250%, due 03/15/26[2]		170,000	175,525
8.000%, due 12/15/25[2]		1,949,000	2,036,257
			5,424,887
Agriculture—0.6%
Altria Group, Inc. 3.125%, due 06/15/31	EUR	260,000	314,555
4.800%, due 02/14/29[7]		49,000	53,852
5.800%, due 02/14/39		411,000	466,386
6.200%, due 02/14/59		13,000	16,013
BAT Capital Corp. 2.764%, due 08/15/22		195,000	196,701
3.215%, due 09/06/26		41,000	41,733
5.282%, due 04/02/50		247,000	265,276
BAT International Finance PLC 0.875%, due 10/13/23[6]	EUR	155,000	175,922
1.250%, due 03/13/27[6]	EUR	100,000	112,334
Imperial Brands Finance Netherlands BV 1.750%, due 03/18/33[6]	EUR	100,000	106,551
Viterra Finance BV 0.375%, due 09/24/25[6]	EUR	120,000	132,720
			1,882,043
Airlines—0.7%
Air Canada Pass-Through Trust, Series 2017-1AA, 3.300%, due 01/15/30[2]		45,965	45,936
Series 2017-1B, 3.700%, due 01/15/26[2]		657	632
American Airlines Pass-Through Trust, Series AA, 3.000%, due 10/15/28		99,566	99,194
Series AA, 3.150%, due 02/15/32		110,246	109,805
Series AA, 3.200%, due 06/15/28		42,048	41,933
Series AA, 3.575%, due 01/15/28		51,669	52,025
Series AA, 3.600%, due 09/22/27		41,411	42,384
Series AA, 3.650%, due 02/15/29		32,031	32,865
Series B, 4.375%, due 06/15/24[2]		71,500	70,011

PACE Intermediate Fixed Income Investments

Portfolio of investments—January 31, 2022 (unaudited)

	Face amount[1]		Value
Corporate bonds—(continued)
Airlines—(concluded)
Series B, 4.400%, due 09/22/23		139,879	$137,274
Series B, 4.950%, due 02/15/25		391,476	387,127
Series B, 5.250%, due 01/15/24		36,962	37,037
Delta Airlines Pass-Through Trust, Series AA, 2.000%, due 06/10/28		59,170	57,732
Series AA, 3.204%, due 04/25/24		101,000	103,470
United Airlines Pass-Through Trust, Series 20-1, 5.875%, due 10/15/27		105,009	112,951
Series AA, 2.700%, due 05/01/32		46,779	45,991
Series AA, 2.875%, due 10/07/28		59,141	59,291
Series AA, 3.100%, due 07/07/28		4,575	4,670
Series AA, 3.450%, due 12/01/27		34,501	35,636
Series AA, 3.500%, due 03/01/30		17,174	17,786
Series AA, 4.150%, due 08/25/31		61,459	66,349
Series B, 3.500%, due 05/01/28		68,518	66,453
Series B, 3.650%, due 10/07/25		7,231	7,120
Series B, 4.600%, due 03/01/26		50,968	51,203
Series B, 4.625%, due 09/03/22		186,765	188,485
Series B, 4.750%, due 04/11/22		115,278	116,059
Series B, 4.875%, due 01/15/26		34,560	35,745
			2,025,164
Apparel—0.1%
Hanesbrands, Inc. 4.875%, due 05/15/26[2]		250,000	259,062
Auto manufacturers—1.0%
American Honda Finance Corp. 1.375%, due 11/10/22	EUR	120,000	136,552
BMW US Capital LLC 1.950%, due 08/12/31[2,7]		35,000	33,009
4.150%, due 04/09/30[2]		49,000	54,136
Daimler Finance North America LLC 3.500%, due 08/03/25[2]		150,000	157,312
Daimler International Finance BV 0.250%, due 11/06/23[6]	EUR	60,000	67,736
General Motors Financial Co., Inc. 2.750%, due 06/20/25		358,000	362,523
	Face amount[1]		Value
Corporate bonds—(continued)
Auto manufacturers—(concluded)
4.000%, due 01/15/25		113,000	$118,567
4.350%, due 04/09/25		64,000	67,829
Hyundai Capital America 2.375%, due 02/10/23[2]		365,000	368,731
3.950%, due 02/01/22[2]		290,000	290,000
Hyundai Capital Services, Inc. 3.000%, due 08/29/22[2]		200,000	201,913
3.750%, due 03/05/23[2]		350,000	358,008
Nissan Motor Co. Ltd. 4.810%, due 09/17/30[2]		461,000	499,103
Traton Finance Luxembourg SA 0.125%, due 11/10/24[6]	EUR	100,000	111,659
Volkswagen Group of America Finance LLC 2.700%, due 09/26/22[2]		290,000	293,096
			3,120,174
Auto parts & equipment—0.1%
BorgWarner, Inc. 1.000%, due 05/19/31	EUR	100,000	106,949
Conti-Gummi Finance BV 1.125%, due 09/25/24[6]	EUR	110,000	126,271
			233,220
Banks—8.1%
Banco de Sabadell SA (fixed, converts to FRN on 03/11/26), 1.125%, due 03/11/27[6]	EUR	200,000	226,030
Banco Inbursa SA Institucion De Banca Multiple Grupo Financiero Inbursa 4.125%, due 06/06/24[2]		150,000	154,856
Banco Nacional de Panama 2.500%, due 08/11/30[2]		200,000	180,126
Bank of America Corp. (fixed, converts to FRN on 10/26/30), 0.654%, due 10/26/31[6]	EUR	100,000	106,822
(fixed, converts to FRN on 04/22/24), 0.976%, due 04/22/25		88,000	86,235
(fixed, converts to FRN on 10/24/25), 1.197%, due 10/24/26		264,000	253,768
(fixed, converts to FRN on 06/19/25), 1.319%, due 06/19/26		849,000	823,885
(fixed, converts to FRN on 07/22/26), 1.734%, due 07/22/27		387,000	375,350
(fixed, converts to FRN on 07/23/30), 1.898%, due 07/23/31		78,000	72,291
(fixed, converts to FRN on 10/24/30), 1.922%, due 10/24/31		136,000	126,002
(fixed, converts to FRN on 02/13/25), 2.015%, due 02/13/26		181,000	180,275
(fixed, converts to FRN on 02/13/30), 2.496%, due 02/13/31		70,000	68,018
(fixed, converts to FRN on 10/20/31), 2.572%, due 10/20/32		10,000	9,690
(fixed, converts to FRN on 04/29/30), 2.592%, due 04/29/31		127,000	124,414

PACE Intermediate Fixed Income Investments

Portfolio of investments—January 31, 2022 (unaudited)

	Face amount[1]		Value
Corporate bonds—(continued)
Banks—(continued)
(fixed, converts to FRN on 10/22/29), 2.884%, due 10/22/30		106,000	$105,984
(fixed, converts to FRN on 12/20/22), 3.004%, due 12/20/23		264,000	268,009
(fixed, converts to FRN on 07/23/29), 3.194%, due 07/23/30		836,000	854,628
(fixed, converts to FRN on 01/23/25), 3.366%, due 01/23/26		366,000	378,466
(fixed, converts to FRN on 12/20/27), 3.419%, due 12/20/28		263,000	273,138
(fixed, converts to FRN on 01/20/27), 3.824%, due 01/20/28		840,000	889,939
(fixed, converts to FRN on 03/05/28), 3.970%, due 03/05/29		144,000	153,663
(fixed, converts to FRN on 04/23/39), 4.078%, due 04/23/40		420,000	459,231
4.450%, due 03/03/26		62,000	66,992
Series FF, (fixed, converts to FRN on 03/15/28), 5.875%, due 03/15/28[8]		140,000	148,050
Series L, 3.950%, due 04/21/25		16,000	16,827
Bank of New York Mellon Corp., Series F, (fixed, converts to FRN on 09/20/26), 4.625%, due 09/20/26[8]		185,000	192,400
Banque Federative du Credit Mutuel SA 0.750%, due 06/15/23[6]	EUR	100,000	113,822
Barclays PLC (fixed, converts to FRN on 08/09/28), 0.577%, due 08/09/29 [6]	EUR	100,000	107,249
(fixed, converts to FRN on 03/10/31), 2.667%, due 03/10/32		216,000	205,941
(fixed, converts to FRN on 04/02/24), 3.375%, due 04/02/25[6]	EUR	100,000	119,584
BNP Paribas SA (fixed, converts to FRN on 04/13/26), 0.250%, due 04/13/27[6]	EUR	200,000	218,972
(fixed, converts to FRN on 01/19/29), 0.500%, due 01/19/30[6]	EUR	200,000	213,743
2.591%, due 01/20/28		200,000	198,572
BPCE SA 0.250%, due 01/15/26[6]	EUR	100,000	111,185
0.625%, due 04/28/25[6]	EUR	100,000	113,391
2.700%, due 10/01/29[2]		313,000	312,305
Citigroup, Inc. (fixed, converts to FRN on 05/01/31), 2.561%, due 05/01/32		147,000	142,539
(fixed, converts to FRN on 06/03/30), 2.572%, due 06/03/31		1,198,000	1,167,390
(fixed, converts to FRN on 02/18/26), 3.875%, due 02/18/26 [8]		331,000	322,228
Credit Suisse AG 1.250%, due 08/07/26		415,000	395,392
	Face amount[1]		Value
Corporate bonds—(continued)
Banks—(continued)
Credit Suisse Group AG (fixed, converts to FRN on 04/02/25), 3.250%, due 04/02/26[6]	EUR	200,000	$241,266
Credit Suisse Group Funding Guernsey Ltd. 3.800%, due 09/15/22		465,000	473,431
Danske Bank A/S (fixed, converts to FRN on 09/10/26), 1.549%, due 09/10/27[2]		280,000	268,370
5.375%, due 01/12/24[6]		218,000	231,834
Deutsche Bank AG (fixed, converts to FRN on 04/01/24), 1.447%, due 04/01/25		204,000	200,599
1.686%, due 03/19/26		210,000	205,359
2.552%, due 01/07/28		150,000	146,978
4.100%, due 01/13/26		45,000	47,500
Goldman Sachs Group, Inc. 3 mo. Euribor + 0.550%, 0.002%, due 04/21/23[4,6]	EUR	230,000	258,571
3 mo. USD LIBOR + 1.170%, 1.326%, due 05/15/26[4]		244,000	248,124
(fixed, converts to FRN on 10/21/31), 2.650%, due 10/21/32		33,000	32,140
3.500%, due 04/01/25		805,000	835,801
3.500%, due 11/16/26		109,000	113,486
3.750%, due 05/22/25		273,000	285,673
(fixed, converts to FRN on 10/31/37), 4.017%, due 10/31/38		155,000	167,657
(fixed, converts to FRN on 04/23/38), 4.411%, due 04/23/39		417,000	468,757
6.250%, due 02/01/41		21,000	28,919
HSBC Holdings PLC (fixed, converts to FRN on 05/24/26), 1.589%, due 05/24/27		200,000	191,712
(fixed, converts to FRN on 11/22/26), 2.251%, due 11/22/27		272,000	266,385
ING Groep N.V. (fixed, converts to FRN on 09/03/24), 0.100%, due 09/03/25[6]	EUR	100,000	111,519
JPMorgan Chase & Co. (fixed, converts to FRN on 04/22/26), 1.578%, due 04/22/27		184,000	178,008
(fixed, converts to FRN on 03/13/25), 2.005%, due 03/13/26		502,000	499,520
(fixed, converts to FRN on 05/06/29), 3.702%, due 05/06/30		51,000	53,911
(fixed, converts to FRN on 02/01/27), 3.782%, due 02/01/28		756,000	801,698
(fixed, converts to FRN on 01/29/26), 3.960%, due 01/29/27		495,000	525,697
(fixed, converts to FRN on 04/23/28), 4.005%, due 04/23/29		196,000	210,217
(fixed, converts to FRN on 07/24/47), 4.032%, due 07/24/48		314,000	346,874
(fixed, converts to FRN on 12/05/28), 4.452%, due 12/05/29		211,000	232,291
5.600%, due 07/15/41		59,000	77,344

PACE Intermediate Fixed Income Investments

Portfolio of investments—January 31, 2022 (unaudited)

	Face amount[1]		Value
Corporate bonds—(continued)
Banks—(continued)
KBC Group N.V. 1.125%, due 01/25/24[6]	EUR	100,000	$114,859
Lloyds Banking Group PLC 4.375%, due 03/22/28		214,000	233,727
Mitsubishi UFJ Financial Group, Inc. 2.048%, due 07/17/30		261,000	246,306
Mizuho Financial Group, Inc. 0.523%, due 06/10/24[6]	EUR	100,000	113,383
(fixed, converts to FRN on 09/08/30), 1.979%, due 09/08/31		201,000	187,286
(fixed, converts to FRN on 05/25/25), 2.226%, due 05/25/26		308,000	307,585
(fixed, converts to FRN on 09/13/24), 2.555%, due 09/13/25		200,000	202,290
Morgan Stanley (fixed, converts to FRN on 07/20/26), 1.512%, due 07/20/27		163,000	156,402
(fixed, converts to FRN on 05/04/26), 1.593%, due 05/04/27		621,000	599,580
(fixed, converts to FRN on 02/13/31), 1.794%, due 02/13/32		173,000	158,151
(fixed, converts to FRN on 07/21/31), 2.239%, due 07/21/32		138,000	130,126
(fixed, converts to FRN on 10/20/31), 2.511%, due 10/20/32		25,000	24,131
(fixed, converts to FRN on 01/22/30), 2.699%, due 01/22/31		70,000	69,414
3.625%, due 01/20/27		263,000	277,621
(fixed, converts to FRN on 01/24/28), 3.772%, due 01/24/29		984,000	1,043,534
(fixed, converts to FRN on 07/22/37), 3.971%, due 07/22/38		129,000	140,041
(fixed, converts to FRN on 01/23/29), 4.431%, due 01/23/30		894,000	987,385
OP Corporate Bank PLC (fixed, converts to FRN on 06/09/25), 1.625%, due 06/09/30[6]	EUR	300,000	341,235
Santander UK Group Holdings PLC (fixed, converts to FRN on 11/15/23), 4.796%, due 11/15/24		296,000	310,837
State Street Corp., Series F, 3 mo. USD LIBOR + 3.597%, 3.713%, due 03/15/22[4,7,8]		44,000	44,194
Series H, (fixed, converts to FRN on 12/15/23), 5.625%, due 12/15/23[8]		175,000	178,671
Sumitomo Mitsui Financial Group, Inc. 2.784%, due 07/12/22		5,000	5,046
3.544%, due 01/17/28		135,000	142,463
3.944%, due 07/19/28		47,000	50,701
Toronto-Dominion Bank 0.375%, due 04/25/24[6]	EUR	200,000	225,954
	Face amount[1]		Value
Corporate bonds—(continued)
Banks—(concluded)
Wells Fargo & Co. (fixed, converts to FRN on 10/30/29), 2.879%, due 10/30/30		50,000	$50,268
4.150%, due 01/24/29		45,000	48,980
			24,477,213
Beverages—0.6%
Anheuser-Busch Cos. LLC/Anheuser-Busch InBev Worldwide, Inc. 4.700%, due 02/01/36		877,000	1,007,455
Anheuser-Busch InBev Worldwide, Inc. 4.750%, due 01/23/29		111,000	125,746
Keurig Dr. Pepper, Inc. 3.200%, due 05/01/30		128,000	131,613
Pernod Ricard SA 0.000%, due 10/24/23[6,9]	EUR	100,000	112,489
Suntory Holdings Ltd. 2.250%, due 10/16/24[2]		380,000	382,616
			1,759,919
Biotechnology—0.2%
Amgen, Inc. 4.400%, due 05/01/45		186,000	205,113
Biogen, Inc. 3.150%, due 05/01/50		91,000	80,673
Gilead Sciences, Inc. 4.800%, due 04/01/44		193,000	229,091
			514,877
Building materials—0.1%
Carrier Global Corp. 2.242%, due 02/15/25		80,000	80,683
Holcim Finance Luxembourg SA 0.500%, due 09/03/30[6]	EUR	100,000	105,476
0.500%, due 04/23/31[6]	EUR	100,000	104,005
			290,164
Chemicals—0.3%
Air Liquide Finance SA 0.375%, due 04/18/22[6]	EUR	100,000	112,369
Air Products & Chemicals, Inc. 2.800%, due 05/15/50		60,000	56,504
Dow Chemical Co. 5.550%, due 11/30/48		65,000	86,174
DuPont de Nemours, Inc. 4.493%, due 11/15/25		245,000	264,929
Ecolab, Inc. 2.700%, due 12/15/51		4,000	3,617
2.750%, due 08/18/55		79,000	70,710
LYB International Finance III LLC 4.200%, due 05/01/50		80,000	85,752
MEGlobal Canada ULC 5.875%, due 05/18/30[2]		200,000	234,975

PACE Intermediate Fixed Income Investments

Portfolio of investments—January 31, 2022 (unaudited)

	Face amount[1]		Value
Corporate bonds—(continued)
Chemicals—(concluded)
Sherwin-Williams Co. 4.500%, due 06/01/47		37,000	$42,750
Westlake Chemical Corp. 3.375%, due 08/15/61		49,000	43,963
			1,001,743
Commercial banks—0.2%
Goldman Sachs Group Inc/The (fixed, converts to FRN on 02/24/27), 2.640%, due 02/24/28		275,000	275,462
(fixed, converts to FRN on 02/24/32), 3.102%, due 02/24/33		212,000	213,213
			488,675
Commercial services—0.4%
ADT Security Corp. 4.125%, due 06/15/23		355,000	359,881
Amadeus IT Group SA 2.875%, due 05/20/27[6]	EUR	100,000	123,281
Global Payments, Inc. 2.900%, due 05/15/30		58,000	57,022
3.200%, due 08/15/29		275,000	278,013
IHS Markit Ltd. 4.750%, due 08/01/28[7]		205,000	231,906
Moody's Corp. 3.100%, due 11/29/61		70,000	63,578
RELX Capital, Inc. 3.000%, due 05/22/30		216,000	220,722
			1,334,403
Computers—0.2%
Dell International LLC/EMC Corp. 8.350%, due 07/15/46		11,000	17,357
Leidos, Inc. 4.375%, due 05/15/30		451,000	482,978
Seagate HDD Cayman 4.091%, due 06/01/29		204,000	199,910
			700,245
Diversified financial services—0.6%
Air Lease Corp. 2.625%, due 07/01/22		215,000	216,309
2.875%, due 01/15/26[7]		134,000	135,158
Capital One Financial Corp. 1.650%, due 06/12/29	EUR	200,000	229,040
3.800%, due 01/31/28		79,000	83,499
Charles Schwab Corp., Series E,
(fixed, converts to FRN on 03/01/22), 4.625%, due 06/01/22[7,8]		190,000	189,500
Series I, (fixed, converts to FRN on 06/01/26), 4.000%, due 06/01/26[8]		165,000	163,009
FCA Bank SpA 0.500%, due 09/18/23[6]	EUR	100,000	113,041
	Face amount[1]		Value
Corporate bonds—(continued)
Diversified financial services—(concluded)
Intercontinental Exchange, Inc. 2.100%, due 06/15/30		122,000	$116,738
Nomura Holdings, Inc. 2.999%, due 01/22/32		344,000	338,764
PSA Banque France SA 0.010%, due 01/22/25[6]	EUR	100,000	111,092
SURA Asset Management SA 4.875%, due 04/17/24[2]		100,000	104,081
			1,800,231
Electric—2.7%
AEP Texas, Inc. 3.450%, due 05/15/51		96,000	92,267
Series H, 3.450%, due 01/15/50		102,000	97,285
AEP Transmission Co. LLC 3.150%, due 09/15/49		95,000	91,519
3.750%, due 12/01/47		64,000	68,231
4.250%, due 09/15/48		25,000	28,745
Alabama Power Co. 3.450%, due 10/01/49		42,000	42,395
4.150%, due 08/15/44		97,000	106,436
Ameren Illinois Co. 3.250%, due 03/15/50		110,000	111,080
American Transmission Systems, Inc. 2.650%, due 01/15/32[2]		106,000	103,951
Baltimore Gas & Electric Co. 3.500%, due 08/15/46		36,000	36,843
3.750%, due 08/15/47		204,000	216,738
CenterPoint Energy Houston Electric LLC, Series AF, 3.350%, due 04/01/51		112,000	114,444
Consumers Energy Co. 2.650%, due 08/15/52		5,000	4,549
3.250%, due 08/15/46		73,000	74,090
3.500%, due 08/01/51		191,000	200,111
DTE Electric Co. 3.950%, due 03/01/49		120,000	134,514
Duke Energy Carolinas LLC 3.875%, due 03/15/46		162,000	174,193
Duke Energy Florida LLC 1.750%, due 06/15/30		144,000	133,982
2.500%, due 12/01/29		438,000	437,348
3.000%, due 12/15/51		25,000	23,542
4.200%, due 07/15/48		38,000	43,142
Duke Energy Ohio, Inc. 3.650%, due 02/01/29		110,000	116,116
Duke Energy Progress LLC 2.900%, due 08/15/51		56,000	52,377
3.700%, due 09/01/28		15,000	16,060
4.100%, due 05/15/42		131,000	143,521
4.100%, due 03/15/43		40,000	44,207
Edison International 5.750%, due 06/15/27		83,000	93,050
Entergy Louisiana LLC 1.600%, due 12/15/30		129,000	118,479

PACE Intermediate Fixed Income Investments

Portfolio of investments—January 31, 2022 (unaudited)

	Face amount[1]		Value
Corporate bonds—(continued)
Electric—(continued)
2.900%, due 03/15/51		35,000	$31,918
4.200%, due 09/01/48		35,000	39,344
ESB Finance DAC 3.494%, due 01/12/24[6]	EUR	100,000	119,768
Exelon Corp. 4.700%, due 04/15/50		70,000	82,960
5.625%, due 06/15/35		99,000	120,318
FirstEnergy Corp. 2.050%, due 03/01/25		29,000	28,273
2.650%, due 03/01/30		153,000	144,068
Series C, 3.400%, due 03/01/50		111,000	99,539
FirstEnergy Transmission LLC 4.350%, due 01/15/25[2]		202,000	210,098
4.550%, due 04/01/49[2]		125,000	132,460
5.450%, due 07/15/44[2]		60,000	70,134
Florida Power & Light Co. 2.875%, due 12/04/51		60,000	56,931
3.150%, due 10/01/49		225,000	224,052
3.950%, due 03/01/48		97,000	109,138
5.250%, due 02/01/41		5,000	6,339
5.650%, due 02/01/37		7,000	9,038
Kallpa Generacion SA 4.125%, due 08/16/27[2]		200,000	203,100
MidAmerican Energy Co. 3.100%, due 05/01/27		105,000	109,885
3.150%, due 04/15/50		70,000	69,345
3.650%, due 04/15/29		204,000	220,525
3.650%, due 08/01/48		34,000	36,371
NextEra Energy Operating Partners LP 4.250%, due 07/15/24[2]		495,000	509,541
Northern States Power Co. 2.600%, due 06/01/51		121,000	109,043
2.900%, due 03/01/50		30,000	28,640
3.200%, due 04/01/52		44,000	44,439
NRG Energy, Inc. 2.450%, due 12/02/27[2]		120,000	115,140
4.450%, due 06/15/29[2]		74,000	78,535
Ohio Power Co. 4.000%, due 06/01/49		23,000	25,072
Series R, 2.900%, due 10/01/51		74,000	67,512
Oncor Electric Delivery Co. LLC 3.100%, due 09/15/49		50,000	49,668
3.700%, due 11/15/28		153,000	164,353
3.800%, due 09/30/47		28,000	30,449
Pacific Gas and Electric Co. 2.500%, due 02/01/31		11,000	10,056
3.250%, due 06/01/31		86,000	82,566
4.950%, due 07/01/50		129,000	131,700
PECO Energy Co. 3.050%, due 03/15/51		98,000	94,400
Public Service Electric & Gas Co. 2.050%, due 08/01/50		55,000	44,177
3.650%, due 09/01/28		42,000	44,980
	Face amount[1]		Value
Corporate bonds—(continued)
Electric—(concluded)
Southern California Edison Co. 1.845%, due 02/01/22		3,929	$3,929
Series 20C, 1.200%, due 02/01/26		50,000	48,070
Series A, 4.200%, due 03/01/29		91,000	98,460
Series E, 3.700%, due 08/01/25		514,000	538,175
Southwestern Public Service Co., Series 8, 3.150%, due 05/01/50		91,000	89,490
Tampa Electric Co. 4.200%, due 05/15/45		42,000	46,681
4.450%, due 06/15/49		59,000	70,583
Virginia Electric and Power Co., Series A, 6.000%, due 05/15/37		144,000	190,126
Series B, 4.200%, due 05/15/45		62,000	69,350
Vistra Operations Co. LLC 4.300%, due 07/15/29[2]		262,000	271,062
			8,099,016
Electrical components & equipment—0.1%
Schneider Electric SE 0.000%, due 06/12/23[6,9]	EUR	100,000	112,677
0.250%, due 09/09/24[6]	EUR	100,000	113,062
			225,739
Electronics—0.1%
Agilent Technologies, Inc. 2.300%, due 03/12/31		101,000	96,051
Amphenol Technologies Holding GmbH 0.750%, due 05/04/26[6]	EUR	135,000	153,292
			249,343
Environmental control—0.0%†
Republic Services, Inc. 3.375%, due 11/15/27		88,000	92,300
Waste Management, Inc. 2.950%, due 06/01/41		19,000	18,578
			110,878
Food—0.4%
Albertsons Cos., Inc./Safeway, Inc./New Albertsons LP/Albertsons LLC 3.250%, due 03/15/26[2]		140,000	135,734
3.500%, due 02/15/23[2]		128,000	129,024
4.625%, due 01/15/27[2]		563,000	576,230
Grupo Bimbo SAB de CV 4.000%, due 09/06/49[2]		200,000	207,038
Mondelez International, Inc. 2.750%, due 04/13/30		70,000	70,187
			1,118,213

PACE Intermediate Fixed Income Investments

Portfolio of investments—January 31, 2022 (unaudited)

	Face amount[1]		Value
Corporate bonds—(continued)
Forest Products & Paper—0.1%
Celulosa Arauco y Constitucion SA 4.200%, due 01/29/30[2]		200,000	$206,750
Fibria Overseas Finance Ltd. 5.500%, due 01/17/27		43,000	47,035
Georgia-Pacific LLC 0.950%, due 05/15/26[2]		62,000	58,721
International Paper Co. 4.800%, due 06/15/44		54,000	63,907
Suzano Austria GmbH 3.750%, due 01/15/31		48,000	46,779
			423,192
Gas—0.2%
Atmos Energy Corp. 4.125%, due 10/15/44		29,000	32,014
CenterPoint Energy Resources Corp. 1.750%, due 10/01/30		185,000	171,092
Piedmont Natural Gas Co., Inc. 2.500%, due 03/15/31		75,000	72,390
3.500%, due 06/01/29		87,000	90,921
Redexis Gas Finance BV 1.875%, due 05/28/25[6]	EUR	100,000	117,022
Snam SpA 0.750%, due 06/20/29[6]	EUR	100,000	110,968
			594,407
Healthcare-products—0.2%
Abbott Ireland Financing DAC 0.100%, due 11/19/24[6]	EUR	100,000	112,395
0.875%, due 09/27/23[6]	EUR	100,000	114,216
Boston Scientific Corp. 2.650%, due 06/01/30		73,000	72,048
DH Europe Finance II SARL 0.200%, due 03/18/26	EUR	130,000	144,398
Thermo Fisher Scientific, Inc. 2.000%, due 10/15/31		270,000	256,658
			699,715
Healthcare-services—0.7%
AHS Hospital Corp., Series 2021, 2.780%, due 07/01/51		40,000	36,931
Anthem, Inc. 2.950%, due 12/01/22		296,000	300,315
4.550%, due 03/01/48		54,000	62,932
CommonSpirit Health 2.782%, due 10/01/30		57,000	56,946
3.910%, due 10/01/50		110,000	115,759
Fresenius Finance Ireland PLC 0.875%, due 10/01/31[6]	EUR	60,000	64,530
HCA, Inc. 5.250%, due 04/15/25		785,000	853,921
5.250%, due 06/15/26		53,000	57,984
5.250%, due 06/15/49		55,000	64,797
Humana, Inc. 1.350%, due 02/03/27		70,000	66,291
	Face amount[1]		Value
Corporate bonds—(continued)
Healthcare-services—(concluded)
4.500%, due 04/01/25		116,000	$124,156
Methodist Hospital, Series 20A, 2.705%, due 12/01/50		32,000	29,842
UnitedHealth Group, Inc. 3.750%, due 10/15/47		77,000	82,407
4.250%, due 06/15/48		160,000	183,797
			2,100,608
Home builders—0.0%†
D.R. Horton, Inc. 1.300%, due 10/15/26		40,000	38,191
2.600%, due 10/15/25		36,000	36,486
			74,677
Insurance—0.4%
American International Group, Inc. 4.800%, due 07/10/45		117,000	141,200
Aon Corp. 2.800%, due 05/15/30		361,000	360,510
Hartford Financial Services Group, Inc. 4.300%, due 04/15/43		30,000	33,289
Marsh & McLennan Cos., Inc. 1.979%, due 03/21/30	EUR	165,000	198,192
2.250%, due 11/15/30		53,000	51,121
4.375%, due 03/15/29		240,000	267,492
Metropolitan Life Global Funding I 0.010%, due 09/23/22[6]	EUR	100,000	112,636
Teachers Insurance & Annuity Association of America 4.270%, due 05/15/47[2]		47,000	53,282
			1,217,722
Internet—0.4%
Booking Holdings, Inc. 0.100%, due 03/08/25	EUR	100,000	111,749
Netflix, Inc. 4.375%, due 11/15/26		85,000	91,215
5.750%, due 03/01/24		484,000	520,363
Tencent Holdings Ltd. 2.985%, due 01/19/23[2]		200,000	202,350
Twitter, Inc. 3.875%, due 12/15/27[2]		200,000	199,491
			1,125,168
Investment companies—0.2%
Ares Capital Corp. 2.150%, due 07/15/26		156,000	150,414
4.250%, due 03/01/25		175,000	182,462
Blackstone Private Credit Fund 3.250%, due 03/15/27[2]		209,000	204,062
4.000%, due 01/15/29		149,000	146,834
			683,772

PACE Intermediate Fixed Income Investments

Portfolio of investments—January 31, 2022 (unaudited)

	Face amount[1]		Value
Corporate bonds—(continued)
Iron & steel—0.0%†
Vale Overseas Ltd. 3.750%, due 07/08/30		25,000	$25,250
6.875%, due 11/10/39[7]		35,000	44,951
			70,201
IT services—0.0%†
Dell International LLC / EMC Corp. 3.450%, due 12/15/51[2]		55,000	48,348
Western Digital Corp. 2.850%, due 02/01/29		18,000	17,371
			65,719
Machinery-diversified—0.1%
Highland Holdings Sarl 0.318%, due 12/15/26	EUR	140,000	154,958
KION Group AG 1.625%, due 09/24/25[6]	EUR	100,000	116,017
			270,975
Media—1.9%
AMC Networks, Inc. 5.000%, due 04/01/24		362,000	361,095
Charter Communications Operating LLC/ Charter Communications Operating Capital 2.250%, due 01/15/29		32,000	30,133
3.850%, due 04/01/61		32,000	27,530
3.950%, due 06/30/62		105,000	92,591
4.400%, due 12/01/61		68,000	64,314
6.484%, due 10/23/45		570,000	716,785
Comcast Corp. 2.650%, due 02/01/30		297,000	298,502
3.300%, due 04/01/27		197,000	206,635
3.400%, due 04/01/30		139,000	146,986
3.400%, due 07/15/46		172,000	170,880
3.969%, due 11/01/47		80,000	86,550
4.000%, due 08/15/47		72,000	77,891
4.150%, due 10/15/28		118,000	129,900
4.200%, due 08/15/34		69,000	77,585
4.250%, due 10/15/30		20,000	22,342
Cox Communications, Inc. 3.600%, due 06/15/51[2]		44,000	43,046
4.800%, due 02/01/35[2]		4,000	4,529
Discovery Communications LLC 1.900%, due 03/19/27	EUR	225,000	261,820
Dish DBS Corp. 5.875%, due 07/15/22		1,893,000	1,916,842
Informa PLC 2.125%, due 10/06/25[6]	EUR	130,000	151,547
Sirius XM Radio, Inc. 3.125%, due 09/01/26[2]		40,000	38,352
5.000%, due 08/01/27[2]		671,000	685,158
ViacomCBS, Inc. 4.375%, due 03/15/43		53,000	56,178
6.875%, due 04/30/36		14,000	19,219
			5,686,410
	Face amount[1]		Value
Corporate bonds—(continued)
Mining—0.4%
Anglo American Capital PLC 4.000%, due 09/11/27[2]		227,000	$239,776
4.750%, due 04/10/27[2]		220,000	239,635
Antofagasta PLC 2.375%, due 10/14/30[2]		230,000	213,613
Glencore Funding LLC 1.625%, due 04/27/26[2]		248,000	240,385
2.500%, due 09/01/30[2]		185,000	173,144
2.625%, due 09/23/31[2]		80,000	74,821
2.850%, due 04/27/31[2]		56,000	53,527
3.375%, due 09/23/51[2]		41,000	36,740
			1,271,641
Miscellaneous manufacturers—0.1%
General Electric Co. 2.700%, due 10/09/22		250,000	253,090
Series A, 6.750%, due 03/15/32		78,000	102,410
Parker-Hannifin Corp. 3.250%, due 06/14/29		92,000	95,090
			450,590
Oil & gas—1.5%
BP Capital Markets America, Inc. 3.001%, due 03/17/52		100,000	90,237
BP Capital Markets BV 1.467%, due 09/21/41[6]	EUR	100,000	104,330
BP Capital Markets PLC (fixed, converts to FRN on 06/22/26), 3.250%, due 03/22/26[6,8]	EUR	135,000	156,784
Cenovus Energy, Inc. 3.750%, due 02/15/52		5,000	4,793
5.400%, due 06/15/47		24,000	28,834
Devon Energy Corp. 4.500%, due 01/15/30		15,000	15,915
4.750%, due 05/15/42		41,000	45,392
5.000%, due 06/15/45[7]		24,000	27,711
5.850%, due 12/15/25		122,000	137,504
5.875%, due 06/15/28		2,000	2,156
Diamondback Energy, Inc. 2.875%, due 12/01/24		290,000	295,754
3.125%, due 03/24/31[7]		240,000	238,063
3.250%, due 12/01/26		44,000	45,427
3.500%, due 12/01/29		140,000	144,036
4.400%, due 03/24/51		47,000	51,099
Eni SpA, Series NC9, (fixed, converts to FRN on 05/11/30), 2.750%, due 02/11/30[6,8]	EUR	100,000	108,129
Exxon Mobil Corp. 1.408%, due 06/26/39	EUR	170,000	177,998
Marathon Oil Corp. 6.600%, due 10/01/37		79,000	102,063
Ovintiv Exploration, Inc. 5.625%, due 07/01/24		396,000	426,902

PACE Intermediate Fixed Income Investments

Portfolio of investments—January 31, 2022 (unaudited)

	Face amount[1]		Value
Corporate bonds—(continued)
Oil & gas—(concluded)
Pertamina Persero PT 3.100%, due 01/21/30[2]		200,000	$196,600
Petronas Capital Ltd. 3.500%, due 04/21/30[2]		200,000	210,408
Qatar Energy 3.300%, due 07/12/51[2]		200,000	196,500
Raizen Fuels Finance SA 5.300%, due 01/20/27[2]		200,000	216,100
Saudi Arabian Oil Co. 2.250%, due 11/24/30[2]		200,000	189,750
Suncor Energy, Inc. 6.800%, due 05/15/38		24,000	32,221
TotalEnergies Capital International SA 2.125%, due 03/15/23[6]	EUR	100,000	115,336
TotalEnergies SE (fixed, converts to FRN on 04/04/24), 1.750%, due 04/04/24[6,8]	EUR	100,000	113,185
Series NC7, (fixed, converts to FRN on 01/25/28), 1.625%, due 10/25/27[6,8]	EUR	220,000	239,231
Viper Energy Partners LP 5.375%, due 11/01/27[2]		955,000	986,037
			4,698,495
Packaging & containers—0.1%
Amcor Flexibles North America, Inc. 2.690%, due 05/25/31		113,000	110,881
Ball Corp. 2.875%, due 08/15/30		195,000	180,862
Packaging Corp. of America 3.050%, due 10/01/51		24,000	22,173
Sealed Air Corp. 4.000%, due 12/01/27[2]		155,000	155,388
			469,304
Pharmaceuticals—1.1%
AbbVie, Inc. 2.900%, due 11/06/22		555,000	562,724
4.300%, due 05/14/36		54,000	60,493
4.500%, due 05/14/35		594,000	671,798
4.625%, due 10/01/42		4,000	4,535
AstraZeneca PLC 1.375%, due 08/06/30		122,000	111,823
Becton Dickinson and Co. 1.401%, due 05/24/23	EUR	100,000	114,365
Cigna Corp. 3.400%, due 03/01/27		146,000	152,521
4.125%, due 11/15/25		386,000	412,244
CVS Health Corp. 3.000%, due 08/15/26		138,000	142,740
3.625%, due 04/01/27		69,000	73,041
4.300%, due 03/25/28		108,000	117,728
5.125%, due 07/20/45		227,000	276,035
Merck & Co., Inc. 2.750%, due 12/10/51		28,000	25,685
	Face amount[1]		Value
Corporate bonds—(continued)
Pharmaceuticals—(concluded)
Merck KGaA, LANK, (fixed, converts to FRN on 12/18/24), 1.625%, due 06/25/79[6]	EUR	100,000	$114,435
Shire Acquisitions Investments Ireland DAC 3.200%, due 09/23/26		309,000	320,306
Upjohn Finance BV 1.023%, due 06/23/24[6]	EUR	140,000	159,941
			3,320,414
Pipelines—1.4%
Cameron LNG LLC 3.402%, due 01/15/38[2]		145,000	142,681
Cheniere Corpus Christi Holdings LLC 5.125%, due 06/30/27		114,000	125,965
Cheniere Energy Partners LP 4.000%, due 03/01/31		410,000	407,927
4.500%, due 10/01/29		60,000	61,333
Energy Transfer LP 2.900%, due 05/15/25		19,000	19,258
4.950%, due 06/15/28		41,000	45,191
5.000%, due 05/15/50		159,000	172,079
5.250%, due 04/15/29		233,000	259,002
5.500%, due 06/01/27		176,000	197,099
5.875%, due 01/15/24		146,000	155,789
6.100%, due 02/15/42		15,000	17,315
8.250%, due 11/15/29		84,000	107,828
Enterprise Products Operating LLC 3.300%, due 02/15/53[7]		48,000	44,329
4.200%, due 01/31/50		61,000	64,523
NGPL PipeCo LLC 3.250%, due 07/15/31[2]		64,000	63,362
4.875%, due 08/15/27[2]		100,000	109,145
7.768%, due 12/15/37[2]		20,000	27,106
Northern Natural Gas Co. 4.300%, due 01/15/49[2]		85,000	95,063
Northwest Pipeline LLC 4.000%, due 04/01/27		173,000	183,057
Rattler Midstream LP 5.625%, due 07/15/25[2]		504,000	519,120
Sabine Pass Liquefaction LLC 4.200%, due 03/15/28		241,000	258,562
5.000%, due 03/15/27		50,000	55,151
Texas Eastern Transmission LP 2.800%, due 10/15/22[2]		45,000	45,363
3.500%, due 01/15/28[2]		69,000	71,607
4.150%, due 01/15/48[2]		171,000	183,849
Transcontinental Gas Pipe Line Co. LLC 3.950%, due 05/15/50		34,000	35,048
4.000%, due 03/15/28		330,000	353,869
7.850%, due 02/01/26		284,000	340,188
			4,160,809

PACE Intermediate Fixed Income Investments

Portfolio of investments—January 31, 2022 (unaudited)

	Face amount[1]		Value
Corporate bonds—(continued)
Real estate—0.2%
Heimstaden Bostad Treasury BV 0.250%, due 10/13/24[6]	EUR	270,000	$301,522
Northwest Florida Timber Finance LLC 4.750%, due 03/04/29[2]		200,000	209,415
Vonovia Finance BV 1.625%, due 10/07/39[6]	EUR	100,000	105,529
			616,466
Real estate investment trusts—1.3%
American Tower Corp. 0.400%, due 02/15/27	EUR	110,000	119,023
0.450%, due 01/15/27	EUR	200,000	217,430
1.500%, due 01/31/28		181,000	168,356
2.100%, due 06/15/30		84,000	78,252
2.300%, due 09/15/31		64,000	59,833
3.950%, due 03/15/29		55,000	58,337
CC Holdings GS V LLC/ Crown Castle GS III Corp. 3.849%, due 04/15/23		460,000	471,966
Crown Castle International Corp. 2.250%, due 01/15/31		36,000	33,720
2.500%, due 07/15/31		91,000	86,901
3.100%, due 11/15/29		47,000	47,431
3.300%, due 07/01/30		55,000	55,814
3.700%, due 06/15/26		20,000	20,980
3.800%, due 02/15/28		145,000	152,783
4.150%, due 07/01/50		70,000	73,963
4.450%, due 02/15/26		3,000	3,226
Digital Dutch Finco BV 1.000%, due 01/15/32[6]	EUR	110,000	115,583
1.500%, due 03/15/30[6]	EUR	100,000	112,946
Duke Realty LP 1.750%, due 07/01/30		40,000	37,127
2.875%, due 11/15/29		200,000	203,989
Equinix, Inc. 1.800%, due 07/15/27		50,000	48,104
2.000%, due 05/15/28		184,000	175,691
3.200%, due 11/18/29		85,000	85,948
GLP Capital LP/GLP Financing II, Inc. 3.250%, due 01/15/32		119,000	114,952
4.000%, due 01/15/30		323,000	332,826
Invitation Homes Operating Partnership LP 2.300%, due 11/15/28		46,000	44,376
Merlin Properties Socimi SA 1.875%, due 12/04/34[6]	EUR	200,000	214,881
National Retail Properties, Inc. 3.000%, due 04/15/52		29,000	25,850
3.500%, due 04/15/51		109,000	106,226
Prologis Euro Finance LLC 1.500%, due 02/08/34	EUR	100,000	111,479
SBA Communications Corp. 3.125%, due 02/01/29		121,000	112,766
SELP Finance Sarl 0.875%, due 05/27/29[6]	EUR	100,000	107,964
Simon International Finance SCA 1.375%, due 11/18/22[6]	EUR	105,000	119,060
	Face amount[1]	Value
Corporate bonds—(continued)
Real estate investment trusts—(concluded)
VICI Properties LP/VICI Note Co., Inc. 4.250%, due 12/01/26[2]	250,000	$252,812
		3,970,595
Retail—0.2%
Alimentation Couche-Tard, Inc. 3.439%, due 05/13/41[2]	51,000	50,226
Home Depot, Inc. 2.750%, due 09/15/51	34,000	31,313
Lowe's Cos., Inc. 2.800%, due 09/15/41	68,000	62,069
3.650%, due 04/05/29	118,000	125,613
McDonald's Corp. 2.125%, due 03/01/30	80,000	77,572
4.450%, due 09/01/48	104,000	119,728
Starbucks Corp. 2.250%, due 03/12/30	189,000	182,767
		649,288
Semiconductors—0.9%
Applied Materials, Inc. 4.350%, due 04/01/47	43,000	51,274
Broadcom Corp./Broadcom Cayman Finance Ltd. 3.875%, due 01/15/27	94,000	99,117
Broadcom, Inc. 3.459%, due 09/15/26	46,000	47,868
4.150%, due 11/15/30	309,000	328,793
4.700%, due 04/15/25	83,000	89,145
4.750%, due 04/15/29	306,000	336,850
5.000%, due 04/15/30	178,000	199,061
Intel Corp. 3.200%, due 08/12/61	114,000	105,759
KLA Corp. 3.300%, due 03/01/50[7]	132,000	131,255
4.100%, due 03/15/29	105,000	115,721
4.650%, due 11/01/24	12,000	12,814
Lam Research Corp. 2.875%, due 06/15/50	89,000	83,213
3.750%, due 03/15/26	8,000	8,542
NVIDIA Corp. 1.550%, due 06/15/28	118,000	113,427
3.500%, due 04/01/50	44,000	46,803
NXP BV/NXP Funding LLC/NXP USA, Inc. 2.500%, due 05/11/31[2]	45,000	43,096
3.150%, due 05/01/27[2]	58,000	59,396
3.400%, due 05/01/30[2]	138,000	141,433
4.300%, due 06/18/29[2]	502,000	545,392
QUALCOMM, Inc. 4.300%, due 05/20/47	67,000	78,368
		2,637,327

PACE Intermediate Fixed Income Investments

Portfolio of investments—January 31, 2022 (unaudited)

	Face amount[1]		Value
Corporate bonds—(continued)
Shipbuilding—0.1%
Huntington Ingalls Industries, Inc. 2.043%, due 08/16/28[2]		44,000	$41,881
3.483%, due 12/01/27		182,000	188,983
3.844%, due 05/01/25		56,000	58,741
			289,605
Software—1.3%
Activision Blizzard, Inc. 3.400%, due 09/15/26		43,000	45,316
Autodesk, Inc. 2.850%, due 01/15/30		121,000	122,470
Citrix Systems, Inc. 3.300%, due 03/01/30		118,000	118,163
Electronic Arts, Inc. 1.850%, due 02/15/31		190,000	176,576
Fidelity National Information Services, Inc. 2.950%, due 05/21/39	EUR	100,000	128,798
3.100%, due 03/01/41		82,000	77,064
Fiserv, Inc. 3.500%, due 07/01/29		216,000	224,147
MSCI, Inc. 3.875%, due 02/15/31[2]		437,000	436,506
Oracle Corp. 2.300%, due 03/25/28		290,000	280,215
2.800%, due 04/01/27		495,000	498,354
3.600%, due 04/01/40		49,000	45,330
3.800%, due 11/15/37		434,000	421,598
3.850%, due 07/15/36		246,000	245,038
3.900%, due 05/15/35		240,000	241,370
5.375%, due 07/15/40		295,000	333,648
6.125%, due 07/08/39		133,000	164,302
Salesforce.Com, Inc. 3.050%, due 07/15/61		39,000	36,894
VMware, Inc. 1.800%, due 08/15/28		117,000	110,834
2.200%, due 08/15/31		94,000	87,775
3.900%, due 08/21/27		54,000	57,365
			3,851,763
Telecommunications—3.3%
AT&T, Inc. 2.300%, due 06/01/27		52,000	51,557
2.600%, due 05/19/38	EUR	100,000	121,130
3.500%, due 02/01/61		279,000	254,347
3.650%, due 06/01/51		52,000	50,832
3.650%, due 09/15/59		34,000	32,171
4.300%, due 02/15/30		326,000	358,583
4.350%, due 03/01/29		173,000	190,032
4.500%, due 05/15/35		264,000	291,530
4.750%, due 05/15/46		48,000	54,885
5.150%, due 02/15/50		357,000	431,447
Bharti Airtel Ltd. 3.250%, due 06/03/31[2]		200,000	197,020
Corning, Inc. 4.375%, due 11/15/57		27,000	29,969
	Face amount[1]		Value
Corporate bonds—(continued)
Telecommunications—(concluded)
Level 3 Financing, Inc. 3.400%, due 03/01/27[2]		164,000	$164,000
3.625%, due 01/15/29[2]		517,000	470,470
Lumen Technologies, Inc., Series T, 5.800%, due 03/15/22		617,000	618,543
Motorola Solutions, Inc. 2.300%, due 11/15/30		30,000	28,039
2.750%, due 05/24/31		247,000	239,484
4.600%, due 02/23/28		125,000	137,900
4.600%, due 05/23/29		114,000	126,599
5.500%, due 09/01/44		33,000	40,303
SES SA 2.000%, due 07/02/28[6]	EUR	100,000	116,257
Sprint Communications, Inc. 6.000%, due 11/15/22		1,780,000	1,833,400
Sprint Corp. 7.875%, due 09/15/23		302,000	326,160
T-Mobile USA, Inc. 2.250%, due 02/15/26		225,000	216,844
3.375%, due 04/15/29[2]		322,000	316,397
3.400%, due 10/15/52[2]		92,000	84,651
Telstra Corp. Ltd. 3.500%, due 09/21/22[6]	EUR	265,000	305,007
Verizon Communications, Inc. 1.500%, due 09/18/30		322,000	292,003
2.550%, due 03/21/31		31,000	30,271
2.650%, due 11/20/40		360,000	321,164
2.875%, due 01/15/38	EUR	100,000	129,260
2.875%, due 11/20/50		145,000	129,095
2.987%, due 10/30/56		99,000	86,698
3.150%, due 03/22/30		774,000	796,251
3.875%, due 02/08/29		524,000	564,271
4.125%, due 03/16/27		61,000	66,162
4.400%, due 11/01/34		246,000	275,642
4.500%, due 08/10/33		27,000	30,521
4.862%, due 08/21/46		169,000	206,685
Vodafone Group PLC 5.250%, due 05/30/48		46,000	55,328
			10,070,908
Transportation—0.9%
Burlington Northern Santa Fe LLC 2.875%, due 06/15/52		31,000	29,134
4.150%, due 12/15/48		173,000	199,949
Cargo Aircraft Management, Inc. 4.750%, due 02/01/28[2]		435,000	437,888
CSX Corp. 2.500%, due 05/15/51		5,000	4,282
2.600%, due 11/01/26		101,000	103,202
3.250%, due 06/01/27		29,000	30,313
4.750%, due 11/15/48		90,000	108,714
FedEx Corp. 0.450%, due 05/04/29	EUR	100,000	108,883
4.250%, due 05/15/30		181,000	199,583
4.900%, due 01/15/34		70,000	80,910

PACE Intermediate Fixed Income Investments

Portfolio of investments—January 31, 2022 (unaudited)

	Face amount[1]		Value
Corporate bonds—(concluded)
Transportation—(concluded)
Norfolk Southern Corp. 2.550%, due 11/01/29		134,000	$134,256
3.050%, due 05/15/50		60,000	56,502
Ryder System, Inc. 2.500%, due 09/01/24		186,000	188,989
2.875%, due 06/01/22		310,000	311,661
2.900%, due 12/01/26		102,000	104,740
4.625%, due 06/01/25		105,000	112,738
Union Pacific Corp. 2.891%, due 04/06/36		148,000	147,423
3.250%, due 02/05/50		182,000	181,655
4.375%, due 09/10/38		92,000	101,150
United Parcel Service, Inc. 2.500%, due 09/01/29		44,000	44,616
4.450%, due 04/01/30		35,000	40,043
			2,726,631
Trucking & leasing—0.1%
Penske Truck Leasing Co. LP/ PTL Finance Corp. 1.200%, due 11/15/25[2]		293,000	281,307
Water—0.1%
Veolia Environnement SA 0.672%, due 03/30/22[6]	EUR	300,000	337,153
Total corporate bonds (cost—$111,090,141)			107,930,071
Mortgage-backed securities—5.7%
Arbor Multifamily Mortgage Securities Trust, Series 2020-MF1, Class A5, 2.756%, due 05/15/53[2]		465,000	472,254
BAMLL Commercial Mortgage Securities Trust, Series 2017-SCH, Class AL, 1 mo. USD LIBOR + 0.900%, 0.991%, due 11/15/32[2,4]		1,150,000	1,132,075
BANK, Series 2021-BN38, Class A5, 2.521%, due 12/15/64		240,000	238,786
Barclays Commercial Mortgage Trust, Series 2019-C3, Class B, 4.096%, due 05/15/52		90,000	96,314
Benchmark Mortgage Trust, Series 2019-B15, Class B, 3.564%, due 12/15/72		210,000	216,837
Series 2019-B15, Class C, 3.722%, due 12/15/72[3]		111,000	111,127
Series 2021-B31, Class A5, 2.669%, due 12/15/54		220,000	223,608
BF Mortgage Trust, Series 2019-NYT, Class B, 1 mo. USD LIBOR + 1.400%, 1.490%, due 12/15/35[2,4]		325,000	321,745
BFLD DPLO, Series 2019-DPLO, Class A, 1 mo. USD LIBOR + 1.090%, 1.180%, due 10/15/34[2,4]		350,000	349,333
	Face amount[1]	Value
Mortgage-backed securities—(continued)
BX Commercial Mortgage Trust, Series 2019-XL, Class A, 1 mo. USD LIBOR + 0.920%, 1.010%, due 10/15/36[2,4]	352,882	$352,671
Series 2020-BXLP, Class A, 1 mo. USD LIBOR + 0.800%, 0.890%, due 12/15/36[2,4]	283,639	283,468
Series 2020-VIV3, Class B, 3.662%, due 03/09/44[2,3]	185,000	190,852
Series 2020-VIV4, Class A, 2.843%, due 03/09/44[2]	255,000	254,984
Series 2021-CIP, Class A, 1 mo. USD LIBOR + 0.921%, 1.021%, due 12/15/38 [2,4]	215,000	214,590
Series 2021-XL2, Class A, 1 mo. USD LIBOR + 0.689%, 0.789%, due 10/15/38 [2,4]	315,000	312,822
BX Trust, Series 2021-ARIA, Class A, 1 mo. USD LIBOR + 0.899%, 0.979%, due 10/15/36[2,4]	535,000	534,333
Cantor Commercial Real Estate Lending, Series 2019-CF3, Class B, 3.500%, due 01/15/53[3]	101,000	103,996
CD Mortgage Trust, Series 2017-CD3, Class A4, 3.631%, due 02/10/50	300,000	317,153
Chase Home Lending Mortgage Trust, Series 2019-ATR2, Class A11, 1 mo. USD LIBOR + 0.900%, 0.989%, due 07/25/49[2,4]	53,815	53,999
CIM Trust, Series 2019-INV3, Class A11, 1 mo. USD LIBOR + 1.000%, 1.036%, due 08/25/49[2,4]	163,918	163,836
Commercial Mortgage Pass-Through Certificates, Series 2013-GAM, Class A2, 3.367%, due 02/10/28[2]	647,992	646,444
Series 2014-CR16, Class A4, 4.051%, due 04/10/47	145,000	151,282
Series 2015-CR25, Class A3, 3.505%, due 08/10/48	273,857	280,679
Credit Suisse Mortgage Capital Certificates, Series 2021-980M, Class B, 2.795%, due 07/15/31[2]	130,000	128,247
Credit Suisse Mortgage Trust, Series 2020-NET, Class A, 2.257%, due 08/15/37[2]	375,759	374,978
CSMC Trust, Series 2017-CALI, Class A, 3.431%, due 11/10/32[2]	260,000	265,396
Extended Stay America Trust, Series 2021-ESH, Class A, 1 mo. USD LIBOR + 1.080%, 1.171%, due 07/15/38[2,4]	407,492	407,247

PACE Intermediate Fixed Income Investments

Portfolio of investments—January 31, 2022 (unaudited)

	Face amount[1]	Value
Mortgage-backed securities—(continued)
FHLMC Multifamily Structured Pass-Through Certificates, Series K038, Class X1, 1.101%, due 03/25/24[3]	2,349,412	$47,948
Series K121, Class X1, 1.028%, due 10/25/30[3]	1,190,931	88,681
Series KC02, Class A2, 3.370%, due 07/25/25	570,724	592,618
Series KL06, Class XFX, 1.364%, due 12/25/29	720,000	59,756
FHLMC REMIC Trust, Series 2626, Class A, 4.000%, due 06/15/33	60,442	63,539
Series 4248, Class FL, 1 mo. USD LIBOR + 0.450%, 0.539%, due 05/15/41[4]	120,999	122,172
Series 4316, Class XZ, 4.500%, due 03/15/44	433,613	476,287
Series 4328, Class DA, 4.000%, due 01/15/36	29,916	29,994
Series 4443, Class BA, 3.500%, due 04/15/41	23,786	24,109
Series 4447, Class PA, 3.000%, due 12/15/44	51,067	52,790
Series 4606, Class FB, 1 mo. USD LIBOR + 0.500%, 0.589%, due 08/15/46[4]	209,507	211,870
Flagstar Mortgage Trust, Series 2019-1INV, Class A11, 1 mo. USD LIBOR + 0.950%, 1.039%, due 10/25/49[2,4]	126,003	125,947
Series 2020-1INV, Class A11, 1 mo. USD LIBOR + 0.850%, 0.939%, due 03/25/50[2,4]	197,075	196,659
FNMA REMIC Trust, Series 2011-8, Class ZA, 4.000%, due 02/25/41	673,957	708,833
Series 2013-112, Class HQ, 4.000%, due 11/25/43	37,271	39,973
Series 2014-12, Class GV, 3.500%, due 03/25/27	50,739	51,038
Series 2015-20, Class EV, 3.500%, due 07/25/26	152,852	157,102
Series 2015-28, Class IO, 5.500%, due 05/25/45	691,138	125,880
Series 2015-58, Class JP, 2.500%, due 03/25/37	61,199	62,076
Series 2015-62, Class VA, 4.000%, due 10/25/26	46,948	48,011
Series 2016-48, Class UF, 1 mo. USD LIBOR + 0.400%, 0.489%, due 08/25/46[4]	310,256	312,548
Series 2016-62, Class FC, 1 mo. USD LIBOR + 0.500%, 0.589%, due 09/25/46[4]	162,054	163,894
	Face amount[1]	Value
Mortgage-backed securities—(continued)
Series 2016-74, Class GF, 1 mo. USD LIBOR + 0.500%, 0.589%, due 10/25/46[4]	193,013	$194,949
FRESB Mortgage Trust, Series 2019-SB60, Class A10H, 3.500%, due 01/25/39[3]	197,874	202,628
GCAT Trust, Series 2021-NQM7, Class A1, 1.915%, due 08/25/66[2,3]	332,017	327,555
GNMA, Series 2014-131, Class BW, 1.933%, due 05/20/41[3]	27,446	28,624
Series 2015-167, Class SA, 1 mo. USD LIBOR + 6.250%, 6.164%, due 11/20/45[4]	227,948	42,308
GS Mortgage Securities Corp. Trust, Series 2020-TWN3, Class B, 1 mo. USD LIBOR + 2.500%, 2.590%, due 11/15/37[2,4]	335,000	334,799
JP Morgan Chase Commercial Mortgage Securities Corp., Series 2021-MHC, Class A, 1 mo. USD LIBOR + 0.800%, 0.890%, due 04/15/38[2,4]	85,041	84,853
JP Morgan Chase Commercial Mortgage Securities Trust, Series 2019-BKWD, Class A, 1 mo. USD LIBOR + 1.000%, 1.090%, due 09/15/29[2,4]	111,882	111,452
JP Morgan Mortgage Trust, Series 2014-IVR26, Class B2, 2.406%, due 07/25/44	154,618	154,607
Series 2019-INV2, Class A11, 1 mo. USD LIBOR + 0.900%, 0.989%, due 02/25/50[2,4]	145,562	146,120
Series 2019-LTV3, Class A11, 1 mo. USD LIBOR + 0.850%, 0.936%, due 03/25/50[2,4]	48,608	48,586
MF1 Ltd., Series 2021-W10, Class A, SOFR + 1.070%, 1.123%, due 12/15/34[2,4]	100,000	99,784
Series 2021-W10, Class B, SOFR + 1.370%, 1.423%, due 12/15/34[2,4]	370,000	369,214
Morgan Stanley Capital I Trust, Series 2015-MS1, Class A4, 3.779%, due 05/15/48[3]	520,000	545,686
Series 2018-SUN, Class A, 1 mo. USD LIBOR + 0.900%, 0.990%, due 07/15/35[2,4]	290,000	289,772
Series 2019-NUGS, Class A, 1 mo. USD LIBOR + 0.950%, 2.450%, due 12/15/36[2,4]	241,000	240,498
New Residential Mortgage Loan Trust, Series 2016-4A, Class A1, 3.750%, due 11/25/56[2,3]	64,306	67,086

PACE Intermediate Fixed Income Investments

Portfolio of investments—January 31, 2022 (unaudited)

	Face amount[1]	Value
Mortgage-backed securities—(concluded)
One New York Plaza Trust, Series 2020-1NYP, Class A, 1 mo. USD LIBOR + 0.950%, 1.040%, due 01/15/36[2,4]	240,000	$239,857
PRKCM Trust, Series 2021-AFC2, Class A1, 2.071%, due 11/25/56[2,3]	293,012	288,233
SFAVE Commercial Mortgage Securities Trust, Series 2015-5AVE, Class A2B, 4.144%, due 01/05/43[2,3]	515,000	543,634
Shellpoint Co-Originator Trust, Series 2016-1, Class 2A3, 3.000%, due 10/25/31[2,3]	90,149	90,140
Starwood Mortgage Residential Trust, Series 2020-2, Class A1, 2.718%, due 04/25/60[2,3]	54,903	55,056
Tharaldson Hotel Portfolio Trust, Series 2018-THL, Class A, 1 mo. USD LIBOR + 1.050%, 1.140%, due 11/11/34[2,4]	81,008	80,935
Wells Fargo Commercial Mortgage Trust, Series 2018-C44, Class A5, 4.212%, due 05/15/51	445,000	488,741
Series 2018-C46, Class A4, 4.152%, due 08/15/51	170,000	186,636
Total mortgage-backed securities (cost—$17,201,064)		17,222,534
Municipal bonds—0.1%
New Jersey—0.1%
New Jersey Transportation Trust Fund Authority, Build America Bonds Revenue Bonds 6.561%, due 12/15/40	105,000	152,469
New Jersey Turnpike Authority, Taxable Refunding Revenue Bonds, Series B, 2.782%, due 01/01/40	25,000	24,035
		176,504
Texas—0.0%†
State of Texas, Series B, 2.754%, due 10/01/41	50,000	49,405
Total municipal bonds (cost—$200,972)		225,909
Non-U.S. government agency obligations—1.9%
Argentine Republic Government International Bond 1.000%, due 07/09/29	29,232	10,334
1.750%, due 07/09/30[10]	266,126	89,951
5.000%, due 07/09/35[10]	767,563	236,793
Brazilian Government International Bond 3.875%, due 06/12/30	225,000	211,472
Chile Government International Bond 2.450%, due 01/31/31[7]	145,000	139,454
2.550%, due 01/27/32[7]	200,000	192,662
2.550%, due 07/27/33	275,000	256,987
3.240%, due 02/06/28	130,000	134,209
	Face amount[1]		Value
Non-U.S. government agency obligations—(concluded)
Colombia Government International Bond 3.125%, due 04/15/31		85,000	$72,850
3.875%, due 04/25/27		570,000	559,597
4.500%, due 03/15/29		75,000	73,631
Egypt Government International Bond 7.300%, due 09/30/33[2]		205,000	178,606
Hungary Government International Bond 7.625%, due 03/29/41		44,000	68,981
Indonesia Government International Bond 2.850%, due 02/14/30		240,000	240,945
4.100%, due 04/24/28		111,000	120,456
7.750%, due 01/17/38[2]		108,000	155,743
Mexico Government International Bond 1.450%, due 10/25/33	EUR	410,000	411,674
4.600%, due 02/10/48		200,000	199,700
5.750%, due 10/12/10		18,000	19,530
Panama Government International Bond 3.750%, due 03/16/25		250,000	260,672
4.500%, due 04/01/56		450,000	458,100
Peruvian Government International Bond 2.783%, due 01/23/31		41,000	39,675
3.300%, due 03/11/41[7]		41,000	38,499
4.125%, due 08/25/27		36,000	38,797
Philippine Government International Bond 1.648%, due 06/10/31		200,000	183,772
3.000%, due 02/01/28		600,000	623,316
Qatar Government International Bond 3.750%, due 04/16/30[2,7]		200,000	218,500
Romanian Government International Bond 3.000%, due 02/14/31[2,7]		42,000	40,698
3.625%, due 03/27/32		36,000	36,000
4.000%, due 02/14/51[2]		76,000	70,984
Saudi Government International Bond 5.000%, due 04/17/49[2]		200,000	242,500
Uruguay Government International Bond 4.500%, due 08/14/24		85,000	89,027
Total non-U.S. government agency obligations (cost—$6,035,259)			5,714,115
U.S. government agency obligations—27.9%
FHLB 4.000%, due 09/01/28		680,000	769,087
FHLMC 2.000%, due 08/01/50		36,203	35,457
2.000%, due 07/01/51		466,157	457,866
2.000%, due 09/01/51		157,149	153,595
2.000%, due 10/01/51		434,890	424,558
2.000%, due 01/01/52		138,398	135,231
2.000%, due 02/01/52		45,259	44,184
2.500%, due 05/01/51		1,121,801	1,131,711
2.500%, due 12/01/51		575,782	580,528
3.000%, due 09/01/27		20,532	21,312
3.000%, due 07/01/28		11,917	12,395
3.500%, due 04/01/42		10,219	10,846
3.500%, due 08/01/42		9,705	10,301
3.500%, due 06/01/44		5,507	5,839
3.500%, due 10/01/47		52,265	56,060

PACE Intermediate Fixed Income Investments

Portfolio of investments—January 31, 2022 (unaudited)

	Face amount[1]	Value
U.S. government agency obligations—(continued)
3.500%, due 12/01/47	45,737	$49,058
3.500%, due 01/01/48	16,541	17,654
4.000%, due 09/01/40	19,432	20,991
4.000%, due 07/01/44	12,332	13,324
4.500%, due 07/01/47	208,557	228,287
4.500%, due 08/01/48	101,452	110,866
5.000%, due 02/01/42	281,902	313,734
5.000%, due 09/01/43	146,322	164,365
6.250%, due 07/15/32	302,000	423,002
6.750%, due 03/15/31	82,000	114,795
FNMA 2.000%, due 10/01/31	10,680	10,743
2.000%, due 11/01/31	140,924	141,745
2.000%, due 12/01/31	15,260	15,349
2.000%, due 03/01/32	100,407	100,993
2.000%, due 09/01/50	50,623	49,580
2.000%, due 11/01/50	108,277	106,046
2.000%, due 12/01/50	230,208	225,465
2.000%, due 03/01/51	175,463	171,640
2.000%, due 04/01/51	72,286	70,632
2.000%, due 05/01/51	118,833	116,313
2.000%, due 11/01/51	295,867	288,837
2.000%, due 12/01/51	539,893	528,068
2.000%, due 01/01/52	328,893	321,832
2.500%, due 04/01/32	1,936,328	1,984,307
2.500%, due 01/01/52	2,408,016	2,428,822
3.000%, due 07/01/29	279,174	289,631
3.000%, due 10/01/29	24,572	25,494
3.000%, due 01/01/30	166,967	173,177
3.000%, due 01/01/31	642,891	666,573
3.000%, due 09/01/31	24,745	25,698
3.000%, due 04/01/32	13,056	13,528
3.000%, due 09/01/32	297,812	309,924
3.000%, due 03/01/33	286,018	297,605
3.000%, due 09/01/37	10,616	10,991
3.000%, due 06/01/38	207,411	214,710
3.000%, due 03/01/47	3,803,504	3,957,345
3.000%, due 08/01/50	128,543	132,199
3.500%, due 05/01/32[11]	419,857	442,626
3.500%, due 01/01/34	18,136	19,268
3.500%, due 05/01/35	69,252	73,341
3.500%, due 05/01/39[11]	7,279	7,631
3.500%, due 12/01/39[11]	29,290	30,704
3.500%, due 01/01/40	94,591	99,210
3.500%, due 01/01/40[11]	12,761	13,377
3.500%, due 02/01/40	11,553	12,117
3.500%, due 02/01/40[11]	22,276	23,352
3.500%, due 04/01/42[11]	1,571	1,664
3.500%, due 02/01/45[11]	11,910	12,608
3.500%, due 03/01/46	5,558,808	5,886,837
3.500%, due 09/01/46	34,376	36,275
3.500%, due 12/01/46[11]	45,199	48,061
3.500%, due 02/01/47[11]	238,702	253,663
3.500%, due 03/01/47[11]	13,490	14,312
3.500%, due 05/01/47[11]	136,460	144,778
3.500%, due 06/01/47[11]	27,581	29,262
3.500%, due 04/01/48[11]	8,673	9,263
	Face amount[1]	Value
U.S. government agency obligations—(continued)
4.000%, due 09/01/33	12,680	$13,416
4.000%, due 10/01/33	34,785	37,233
4.000%, due 01/01/42	344,380	371,908
4.000%, due 01/01/45	1,461,317	1,578,571
4.000%, due 07/01/46	652,124	697,500
4.000%, due 05/01/47	24,693	26,492
4.000%, due 07/01/47	100,600	107,901
4.000%, due 08/01/47	56,801	60,938
4.000%, due 02/01/48	12,165	13,081
4.000%, due 04/01/48	39,737	43,257
4.000%, due 01/01/49	75,511	81,026
4.000%, due 03/01/49	206,376	218,600
4.500%, due 04/01/41[11]	1,473,019	1,611,350
4.500%, due 11/01/45	7,961	8,803
4.500%, due 12/01/45	34,561	37,742
4.500%, due 07/01/46	90,879	100,990
4.500%, due 10/01/47	22,494	24,799
4.500%, due 12/01/47	47,778	52,013
4.500%, due 05/01/48	305,558	333,654
5.000%, due 09/01/31	203,727	223,483
5.000%, due 01/01/44	69,451	77,924
5.000%, due 03/01/44	125,681	139,973
GNMA 3.000%, due 02/15/45	57,260	59,166
4.000%, due 06/15/47	16,185	17,210
4.000%, due 09/15/47	32,517	34,575
4.000%, due 10/15/47	115,731	123,058
4.000%, due 11/15/47	23,586	25,224
4.000%, due 12/15/47	63,449	67,466
4.000%, due 01/15/48	137,049	145,726
4.500%, due 03/15/47	21,843	24,498
4.500%, due 04/15/47	45,574	50,947
4.500%, due 05/15/47	14,446	16,156
GNMA II 2.000%, due 08/20/50	442,030	437,537
2.000%, due 11/20/50	548,152	542,581
2.500%, due 10/20/51	791,317	796,967
2.500%, due 12/20/51	1,478,145	1,488,699
3.000%, due 04/20/50	101,990	104,921
3.000%, due 05/20/50	79,177	81,457
3.000%, due 08/20/50	77,925	80,181
3.500%, due 04/20/43	36,838	39,539
3.500%, due 05/20/43	37,500	40,250
3.500%, due 05/20/45	147,225	155,074
3.500%, due 03/20/46	1,428,013	1,500,032
3.500%, due 05/20/46	174,153	182,936
3.500%, due 07/20/46	64,298	67,541
4.000%, due 04/20/39	2,087	2,264
4.000%, due 04/20/42	42,856	46,365
4.000%, due 08/20/44	323,885	348,481
4.000%, due 06/20/47	258,365	273,971
4.000%, due 05/20/50	163,559	171,206
4.500%, due 07/20/40	4,087	4,521
4.500%, due 08/20/40	3,928	4,345
4.500%, due 09/20/40	7,629	8,439
4.500%, due 10/20/40	7,558	8,361
4.500%, due 06/20/44	212,001	233,354

PACE Intermediate Fixed Income Investments

Portfolio of investments—January 31, 2022 (unaudited)

	Face amount[1]	Value
U.S. government agency obligations—(concluded)
4.500%, due 09/20/48	68,540	$72,906
4.500%, due 03/20/49	65,936	69,592
4.500%, due 04/20/50	81,482	85,907
GNMA II TBA 2.000%	3,573,700	3,530,014
2.500%	2,225,000	2,237,994
3.000%	3,147,000	3,217,974
3.500%	711,200	734,732
4.000%	79,500	82,973
4.500%	282,000	296,768
UMBS TBA 1.500%	5,408,000	5,210,642
2.000%[11]	3,668,000	3,685,276
2.000%	16,090,300	15,650,885
2.500%	6,260,400	6,252,463
3.000%[11]	3,633,148	3,702,214
3.500%[11]	889,739	927,259
4.000%[11]	793,000	837,297
Total U.S. government agency obligations (cost—$84,430,372)		84,779,240
U.S. Treasury obligations—27.0%
U.S. Treasury Bonds 1.125%, due 08/15/40	3,555,000	2,988,144
1.250%, due 05/15/50	730,000	593,724
1.375%, due 11/15/40	1,940,000	1,700,910
1.375%, due 08/15/50	2,245,000	1,884,046
1.625%, due 11/15/50	2,057,000	1,835,953
1.750%, due 08/15/41	4,655,000	4,334,969
1.875%, due 02/15/41	840,000	800,723
1.875%, due 02/15/51	714,000	676,236
1.875%, due 11/15/51	720,000	682,650
2.000%, due 11/15/41	910,000	884,548
2.000%, due 02/15/50	850,000	828,518
2.250%, due 08/15/49	45,000	46,185
2.750%, due 11/15/47	465,000	519,510
2.875%, due 11/15/46	1,070,000	1,214,408
2.875%, due 05/15/49	605,000	699,508
3.000%, due 11/15/45	660,000	761,166
3.000%, due 02/15/47	7,494,000	8,705,335
3.000%, due 02/15/48	1,030,000	1,206,669
3.000%, due 08/15/48	695,000	816,435
3.000%, due 02/15/49	275,000	324,597
3.125%, due 11/15/41	3,015,000	3,487,978
3.625%, due 08/15/43	980,000	1,223,354
3.625%, due 02/15/44	2,035,000	2,549,155
4.375%, due 02/15/38	315,000	419,971
4.750%, due 02/15/37	2,175,000	2,989,436
U.S. Treasury Notes 0.250%, due 05/31/25	490,000	470,955
0.375%, due 04/30/25	450,800	435,762
0.375%, due 11/30/25	1,040,000	995,597
0.375%, due 07/31/27	3,168,000	2,956,635
0.500%, due 02/28/26	2,711,000	2,598,006
0.625%, due 05/15/30	5,560,000	5,077,627
0.750%, due 12/31/23	2,174,000	2,157,016
0.750%, due 05/31/26	1,859,000	1,794,516
	Face amount[1]	Value
U.S. Treasury obligations—(concluded)
1.000%, due 07/31/28	842,000	$803,814
1.125%, due 01/15/25	10,682,000	10,603,554
1.250%, due 11/30/26	1,860,000	1,829,339
1.250%, due 12/31/26	1,720,000	1,690,706
1.250%, due 08/15/31	585,000	558,218
1.375%, due 10/31/28	403,000	393,460
1.375%, due 12/31/28	1,085,000	1,058,892
1.375%, due 11/15/31	3,739,000	3,602,877
1.500%, due 01/31/27	1,145,000	1,139,007
1.750%, due 01/31/29	1,620,000	1,620,759
Total U.S. Treasury obligations (cost—$81,876,578)		81,960,868
Short-term investments—14.7%
Commercial paper—12.9%
Bank Of Montreal	3,155,000	3,152,747
Bank Of Nova Scotia	3,160,000	3,159,262
Canadian Imperial Bank of Commerce	3,135,000	3,134,794
Canadian Imperial Bank of Commerce	3,145,000	3,142,707
Credit Suisse NY	3,140,000	3,137,868
DBS Bank Ltd.	2,500,000	2,497,042
Macquarie Bank , Ltd.	895,000	894,996
MUFG Bank Ltd.	3,155,000	3,152,265
National Bank of Canada	3,145,000	3,141,905
Nordea Bank ABP	3,005,000	3,003,114
Skandinaviska Enskilda Banken AB	3,160,000	3,158,315
Sumitomo Mitsui Trust Bank Ltd.	1,165,000	1,164,991
Svenska Handelsbanken AB	3,130,000	3,129,744
Toronto-Dominion Bank	3,150,000	3,149,908
Total commercial paper		39,019,658
Investment companies—1.8%
State Street Institutional U.S. Government Money Market Fund, 0.030%[5]	5,568,099	5,568,099
Total short-term investments (cost—$44,597,169)		44,587,757
Investment of cash collateral from securities loaned—0.5%
Money market funds—0.5%
State Street Navigator Securities Lending Government Money Market Portfolio, 0.040%[5] (cost—$1,492,348)	1,492,348	1,492,348

	Number of contracts	Notional amount
Option purchased—0.0%†
Put options—0.0%†
U.S. Treasury Note 10 Year Futures Options strike @ $126, expires 02/18/22 (cost—$5,610)	21,000	USD	21	1,640

PACE Intermediate Fixed Income Investments

Portfolio of investments—January 31, 2022 (unaudited)

	Number of contracts	Notional amount		Value
Swaptions purchased—0.4%
Call swaptions—0.1%
3 Month USD LIBOR Interest Rate Swap, strike @ 0.013% expires 07/01/22 (Counterparty: JPMCB; pay floating rate); underlying swap terminates 07/05/27	2,880,000	USD	2,880,000	$6,843
3 Month USD LIBOR Interest Rate Swap, strike @ 0.016% expires 07/29/24 (Counterparty: GS; pay floating rate); underlying swap terminates 07/31/34	790,000	USD	790,000	20,057
3 Month USD LIBOR Interest Rate Swap, strike @ 0.017% expires 07/22/24 (Counterparty: GS; pay floating rate); underlying swap terminates 07/24/34	380,000	USD	380,000	11,153
3 Month USD LIBOR Interest Rate Swap, strike @ 0.017% expires 08/02/24 (Counterparty: BOA; pay floating rate); underlying swap terminates 08/06/34	380,000	USD	380,000	11,301
3 Month USD LIBOR Interest Rate Swap, strike @ 0.020% expires 06/24/24 (Counterparty: GS; pay floating rate); underlying swap terminates 06/24/34	635,000	USD	635,000	25,760
3 Month USD LIBOR Interest Rate Swap, strike @ 0.020% expires 06/28/24 (Counterparty: GS; pay floating rate); underlying swap terminates 07/02/34	635,000	USD	635,000	26,682
	Number of contracts	Notional amount		Value
Swaptions purchased—(continued)
Call swaptions—(continued)
3 Month USD LIBOR Interest Rate Swap, strike @ 1.283% expires 06/04/25 (Counterparty: GS; pay floating rate); underlying swap terminates 06/06/35	310,000	USD	310,000	$6,851
3 Month USD LIBOR Interest Rate Swap, strike @ 1.420% expires 06/04/25 (Counterparty: BOA; pay floating rate); underlying swap terminates 06/06/35	310,000	USD	310,000	7,973
3 Month USD LIBOR Interest Rate Swap, strike @ 1.495% expires 02/25/25 (Counterparty: BOA; pay floating rate); underlying swap terminates 02/27/35	680,000	USD	680,000	18,164
3 Month USD LIBOR Interest Rate Swap, strike @ 1.540% expires 08/03/22 (Counterparty: BOA; pay floating rate); underlying swap terminates 08/05/27	1,470,000	USD	1,470,000	8,152
3 Month USD LIBOR Interest Rate Swap, strike @ 1.590% expires 1/12/23 (Counterparty: BOA; pay floating rate); underlying swap terminates 1/12/23	2,510,000	USD	2,510,000	35,132
3 Month USD LIBOR Interest Rate Swap, strike @ 1.938% expires 11/15/23 (Counterparty: BOA; pay floating rate); underlying swap terminates 11/17/23	960,000	USD	960,000	33,496
3 Month USD LIBOR Interest Rate Swap, strike @ 3.040% expires 01/11/29 (Counterparty: BOA; pay floating rate); underlying swap terminates 01/16/39	320,000	USD	320,000	34,449

PACE Intermediate Fixed Income Investments

Portfolio of investments—January 31, 2022 (unaudited)

	Number of contracts	Notional amount		Value
Swaptions purchased—(continued)
Call swaptions—(concluded)
3 Month USD LIBOR Interest Rate Swap, strike @ 3.053% expires 01/10/29 (Counterparty: BOA; pay floating rate); underlying swap terminates 01/12/39	320,000	USD	320,000	$34,674
3 Month USD LIBOR Interest Rate Swap, strike @ 3.083% expires 01/29/29 (Counterparty: GS; pay floating rate); underlying swap terminates 01/31/39	320,000	USD	320,000	35,265
3 Month USD SOFR Interest Rate Swap, strike @ 1.700% expires 01/12/23 (Counterparty: GSI; pay floating rate); underlying swap terminates 01/16/53	260,000	USD	260,000	16,588
3 Month USD SOFR Interest Rate Swap, strike @ 2,725% expires 04/27/38 (Counterparty: JPMCB; pay floating rate); underlying swap terminates 04/29/48	315,000	USD	315,000	33,940
3 Month USD SOFR Interest Rate Swap, strike @ 2.620% expires 02/22/39 (Counterparty: JPMCB; pay floating rate); underlying swap terminates 02/24/49	290,000	USD	290,000	29,908
Total				396,388
Put swaptions—0.3%
3 Month USD LIBOR Interest Rate Swap, strike @ 0.013% expires 07/01/22 (Counterparty: JPMCB; pay floating rate); underlying swap terminates 07/05/27	2,880,000	USD	2,880,000	74,273
	Number of contracts	Notional amount		Value
Swaptions purchased—(continued)
Put swaptions—(continued)
3 Month USD LIBOR Interest Rate Swap, strike @ 0.015% expires 07/06/22 (Counterparty: JPMCB; pay floating rate); underlying swap terminates 07/08/27	2,880,000	USD	2,880,000	$61,057
3 Month USD LIBOR Interest Rate Swap, strike @ 0.017% expires 07/22/24 (Counterparty: GS; pay floating rate); underlying swap terminates 07/24/34	380,000	USD	380,000	23,197
3 Month USD LIBOR Interest Rate Swap, strike @ 0.017% expires 08/02/24 (Counterparty: BOA; pay floating rate); underlying swap terminates 08/06/34	380,000	USD	380,000	23,202
3 Month USD LIBOR Interest Rate Swap, strike @ 0.018% expires 08/05/24 (Counterparty: BOA; pay floating rate); underlying swap terminates 08/07/34	1,120,000	USD	1,120,000	61,445
3 Month USD LIBOR Interest Rate Swap, strike @ 0.020% expires 06/24/24 (Counterparty: GS; pay floating rate); underlying swap terminates 06/26/34	635,000	USD	635,000	29,189
3 Month USD LIBOR Interest Rate Swap, strike @ 0.020% expires 06/28/24 (Counterparty: GS; pay floating rate); underlying swap terminates 07/02/34	635,000	USD	635,000	28,445
3 Month USD LIBOR Interest Rate Swap, strike @ 1.283% expires 06/04/25 (Counterparty: GS; pay floating rate); underlying swap terminates 06/06/35	310,000	USD	310,000	27,725

PACE Intermediate Fixed Income Investments

Portfolio of investments—January 31, 2022 (unaudited)

	Number of contracts	Notional amount		Value
Swaptions purchased—(continued)
Put swaptions—(continued)
3 Month USD LIBOR Interest Rate Swap, strike @ 1.420% expires 06/04/25 (Counterparty: BOA; pay floating rate); underlying swap terminates 06/06/35	310,000	USD	310,000	$25,126
3 Month USD LIBOR Interest Rate Swap, strike @ 1.495% expires 02/25/25 (Counterparty: BOA; pay floating rate); underlying swap terminates 02/27/35	680,000	USD	680,000	51,070
3 Month USD LIBOR Interest Rate Swap, strike @ 1.540% expires 08/03/22 (Counterparty: BOA; pay floating rate); underlying swap terminates 08/05/27	1,470,000	USD	1,470,000	28,655
3 Month USD LIBOR Interest Rate Swap, strike @ 1.590% expires 1/12/23 (Counterparty: BOA; pay floating rate); underlying swap terminates 1/12/23	2,510,000	USD	2,510,000	43,265
3 Month USD LIBOR Interest Rate Swap, strike @ 1.938% expires 11/15/23 (Counterparty: BOA; pay floating rate); underlying swap terminates 11/17/23	960,000	USD	960,000	40,429
3 Month USD LIBOR Interest Rate Swap, strike @ 2.250% expires 08/02/22 (Counterparty: JPMCB; pay floating rate); underlying swap terminates 08/04/32	1,170,000	USD	1,170,000	12,297
3 Month USD LIBOR Interest Rate Swap, strike @ 2.250% expires 08/08/22 (Counterparty: JPMCB; pay floating rate); underlying swap terminates 08/10/32	1,190,000	USD	1,190,000	12,899
	Number of contracts	Notional amount		Value
Swaptions purchased—(continued)
Put swaptions—(continued)
3 Month USD LIBOR Interest Rate Swap, strike @ 2.500% expires 06/13/24 (Counterparty: GS; pay floating rate); underlying swap terminates 06/17/34	1,150,000	USD	1,150,000	$30,920
3 Month USD LIBOR Interest Rate Swap, strike @ 2.500% expires 06/20/24 (Counterparty: GS; pay floating rate); underlying swap terminates 06/24/34	1,150,000	USD	1,150,000	31,047
3 Month USD LIBOR Interest Rate Swap, strike @ 2.850% expires 05/09/22 (Counterparty: BOA; pay floating rate); underlying swap terminates 05/11/52	1,430,000	USD	1,430,000	2,050
3 Month USD LIBOR Interest Rate Swap, strike @ 3.040% expires 01/11/29 (Counterparty: BOA; pay floating rate); underlying swap terminates 01/16/39	320,000	USD	320,000	10,483
3 Month USD LIBOR Interest Rate Swap, strike @ 3.053% expires 01/10/29 (Counterparty: BOA; pay floating rate); underlying swap terminates 01/12/39	320,000	USD	320,000	10,384
3 Month USD LIBOR Interest Rate Swap, strike @ 3.083% expires 01/29/29 (Counterparty: GS; pay floating rate); underlying swap terminates 01/31/39	320,000	USD	320,000	10,208
3 Month USD SOFR Interest Rate Swap, strike @ 1.540% expires 07/05/22 (Counterparty: JPMCB; pay floating rate); underlying swap terminates 07/07/32	1,060,000	USD	1,060,000	27,792

PACE Intermediate Fixed Income Investments

Portfolio of investments—January 31, 2022 (unaudited)

	Number of contracts	Notional amount		Value
Swaptions purchased—(concluded)
Put swaptions—(concluded)
3 Month USD SOFR Interest Rate Swap, strike @ 1.700% expires 01/12/23 (Counterparty: GSI; pay floating rate); underlying swap terminates 01/16/53	260,000	USD	260,000	$18,909
3 Month USD SOFR Interest Rate Swap, strike @ 2,725% expires 04/27/38 (Counterparty: JPMCB; pay floating rate); underlying swap terminates 04/29/48	315,000	USD	315,000	11,490
3 Month USD SOFR Interest Rate Swap, strike @ 2.620% expires 02/22/39 (Counterparty: JPMCB; pay floating rate); underlying swap terminates 02/24/49	290,000	USD	290,000	11,075
Total				706,632
Total swaptions purchased (cost—$1,173,907)				1,103,020
Total investments before investments sold short (cost—$363,192,330)—118.6%				360,064,504
	Face amount[1]	Value
Investments sold short—(1.3)%
GNMA II TBA 4.000%	(29,000)	$(30,312)
UMBS TBA 1.500%	(43,000)	(40,646)
2.000%	(879,000)	(856,637)
3.000%	(546,000)	(563,939)
3.500%	(1,905,478)	(1,982,995)
4.000%	(65,000)	(68,693)
4.500%	(503,000)	(537,108)
Total investments sold short (proceeds—$4,090,547)		(4,080,330)
Liabilities in excess of other assets—(17.3)%		(52,496,310)
Net assets—100.0%		$303,487,864

For a listing of defined portfolio acronyms that are used throughout the Portfolio of investments as well as the tables that follow, please refer to the Glossary of terms used in the Portfolio of investments.

Swaptions written

Notional amount (000)		Number of contracts	Call swaptions	Counterparty	Pay/ receive floating rate	Expiration date	Premiums received	Current value	Unrealized appreciation (depreciation)
USD	5,040	5,040,000	3 Month SOFR Index Interest Rate Swap strike @ 1.25%, terminating 01/12/22	JPMCB	Receive	01/10/23	$19,782	$(17,924)	$1,858
USD	2,110	2,110,000	3 Month SOFR Index Interest Rate Swap strike @ 1.36%, terminating 01/20/25	BOA	Receive	01/18/23	8,567	(9,283)	(716)
USD	1,063	1,063,000	3 Month SOFR Index Interest Rate Swap strike @ 1.42%, terminating 12/17/22	JPMCB	Receive	12/15/22	29,870	(16,778)	13,092
USD	660	660,000	3 Month SOFR Index Interest Rate Swap strike @ 1.45%, terminating 12/07/22	JPMCB	Receive	12/05/22	20,130	(10,765)	9,365
USD	840	840,000	3 Month SOFR Index Interest Rate Swap strike @ 1.75%, terminating 03/03/22	JPMCB	Receive	03/01/22	1,932	(926)	1,006
USD	8,740	8,740,000	3 Month USD LIBOR Interest Rate Swap strike @ 0.01%, terminating 04/05/24	JPMCB	Receive	04/01/22	20,801	(452)	20,349

PACE Intermediate Fixed Income Investments

Portfolio of investments—January 31, 2022 (unaudited)

Swaptions written—(continued)

Notional amount (000)		Number of contracts	Call swaptions	Counterparty	Pay/ receive floating rate	Expiration date	Premiums received	Current value	Unrealized appreciation (depreciation)
USD	835	835,000	3 Month USD LIBOR Interest Rate Swap strike @ 0.01%, terminating 06/09/32	JPMCB	Receive	06/07/22	$7,933	$(2,779)	$5,154
USD	1,320	1,320,000	3 Month USD LIBOR Interest Rate Swap strike @ 0.02%, terminating 09/05/32	GS	Receive	09/01/22	35,112	(11,275)	23,837
USD	665	665,000	3 Month USD LIBOR Interest Rate Swap strike @ 0.02%, terminating 10/11/32	BOA	Receive	10/07/22	18,287	(11,921)	6,366
USD	665	665,000	3 Month USD LIBOR Interest Rate Swap strike @ 0.02%, terminating 10/17/32	BOA	Receive	10/13/22	18,105	(11,883)	6,222
USD	6,360	6,360,000	3 Month USD LIBOR Interest Rate Swap strike @ 0.51%, terminating 03/02/24	GS	Receive	02/28/22	20,193	(84)	20,109
USD	3,240	3,240,000	3 Month USD LIBOR Interest Rate Swap strike @ 0.52%, terminating 03/07/24	BOA	Receive	03/03/22	9,436	(56)	9,380
USD	3,240	3,240,000	3 Month USD LIBOR Interest Rate Swap strike @ 0.56%, terminating 03/23/24	JPMCB	Receive	03/21/22	10,854	(114)	10,740
USD	6,290	6,290,000	3 Month USD LIBOR Interest Rate Swap strike @ 0.57%, terminating 03/25/24	JPMCB	Receive	03/23/22	20,443	(239)	20,204
USD	4,400	4,400,000	3 Month USD LIBOR Interest Rate Swap strike @ 1.02%, terminating 05/05/24	BOA	Receive	05/03/22	17,380	(2,040)	15,340
USD	480	480,000	3 Month USD LIBOR Interest Rate Swap strike @ 1.23%, terminating 12/20/32	GS	Receive	12/16/22	15,696	(2,980)	12,716
USD	3,140	3,140,000	3 Month USD LIBOR Interest Rate Swap strike @ 1.24%, terminating 10/27/24	JPMCB	Receive	10/25/22	18,840	(5,720)	13,120
USD	2,090	2,090,000	3 Month USD LIBOR Interest Rate Swap strike @ 1.24%, terminating 10/27/24	BOA	Receive	10/25/22	12,487	(3,783)	8,704
USD	710	710,000	3 Month USD LIBOR Interest Rate Swap strike @ 1.25%, terminating 03/03/32	JPMCB	Receive	03/01/22	2,308	(307)	2,001
USD	5,040	5,040,000	3 Month USD LIBOR Interest Rate Swap strike @ 1.25%, terminating 03/16/25	GSI	Receive	01/12/23	20,311	(17,731)	2,580
USD	3,130	3,130,000	3 Month USD LIBOR Interest Rate Swap strike @ 1.25%, terminating 11/08/24	JPMCB	Receive	11/04/22	17,215	(6,022)	11,193
USD	480	480,000	3 Month USD LIBOR Interest Rate Swap strike @ 1.25%, terminating 12/20/32	GS	Receive	12/16/22	15,696	(3,064)	12,632
USD	530	530,000	3 Month USD LIBOR Interest Rate Swap strike @ 1.25%, terminating 12/20/32	BOA	Receive	12/30/22	17,437	(3,603)	13,834
USD	660	660,000	3 Month USD LIBOR Interest Rate Swap strike @ 1.40%, terminating 03/03/32	BOA	Receive	03/01/22	3,498	(114)	3,384
USD	1,062	1,062,000	3 Month USD LIBOR Interest Rate Swap strike @ 1.43%, terminating 12/15/32	BOA	Receive	12/13/22	30,108	(17,033)	13,075
USD	620	620,000	3 Month USD LIBOR Interest Rate Swap strike @ 1.62%, terminating 02/22/32	BOA	Receive	02/18/22	16,430	(548)	15,882
USD	1,340	1,340,000	3 Month USD LIBOR Interest Rate Swap strike @ 1.85%, terminating 11/17/32	BOA	Receive	11/15/22	39,597	(28,176)	11,421
USD	970	970,000	3 Month USD LIBOR Interest Rate Swap strike @ 2.01%, terminating 03/03/33	BOA	Receive	03/01/23	36,957	(30,530)	6,427
Total							$505,405	$(216,130)	$289,275

PACE Intermediate Fixed Income Investments

Portfolio of investments—January 31, 2022 (unaudited)

Swaptions written—(continued)

Notional amount (000)		Number of contracts	Put swaptions	Counterparty	Pay/ receive floating rate	Expiration date	Premiums received	Current value	Unrealized appreciation (depreciation)
USD	1,063	1,063,000	3 Month SOFR Index Interest Rate Swap strike @ 1.42%, terminating 12/17/22	JPMCB	Pay	12/15/22	$29,870	$(45,804)	$(15,934)
USD	660	660,000	3 Month SOFR Index Interest Rate Swap strike @ 1.45%, terminating 12/07/22	JPMCB	Pay	12/05/22	20,130	(26,933)	(6,803)
USD	5,040	5,040,000	3 Month SOFR Index Interest Rate Swap strike @ 1.75%, terminating 01/12/22	JPMCB	Pay	01/10/23	19,782	(27,939)	(8,157)
USD	4,220	4,220,000	3 Month SOFR Index Interest Rate Swap strike @ 1.79%, terminating 07/07/22	JPMCB	Pay	07/05/22	10,135	(23,270)	(13,135)
USD	1,060	1,060,000	3 Month SOFR Index Interest Rate Swap strike @ 1.79%, terminating 07/07/22	JPMCB	Pay	07/05/22	13,335	(15,798)	(2,463)
USD	8,740	8,740,000	3 Month USD LIBOR Interest Rate Swap strike @ 0.01%, terminating 04/05/24	JPMCB	Pay	04/01/22	20,801	(150,575)	(129,774)
USD	8,740	8,740,000	3 Month USD LIBOR Interest Rate Swap strike @ 0.01%, terminating 04/08/24	JPMCB	Pay	04/06/22	13,984	(129,087)	(115,103)
USD	835	835,000	3 Month USD LIBOR Interest Rate Swap strike @ 0.02%, terminating 06/09/32	JPMCB	Pay	06/07/22	9,352	(3,865)	5,487
USD	1,320	1,320,000	3 Month USD LIBOR Interest Rate Swap strike @ 0.02%, terminating 09/05/32	GS	Pay	09/01/22	35,112	(62,083)	(26,971)
USD	665	665,000	3 Month USD LIBOR Interest Rate Swap strike @ 0.02%, terminating 10/11/32	BOA	Pay	10/07/22	18,287	(21,400)	(3,113)
USD	665	665,000	3 Month USD LIBOR Interest Rate Swap strike @ 0.02%, terminating 10/17/32	BOA	Pay	10/13/22	18,105	(21,768)	(3,663)
USD	6,360	6,360,000	3 Month USD LIBOR Interest Rate Swap strike @ 0.51%, terminating 03/02/24	GS	Pay	02/28/22	20,193	(113,289)	(93,096)
USD	3,240	3,240,000	3 Month USD LIBOR Interest Rate Swap strike @ 0.52%, terminating 03/07/24	BOA	Pay	03/03/22	9,436	(57,370)	(47,934)
USD	3,240	3,240,000	3 Month USD LIBOR Interest Rate Swap strike @ 0.56%, terminating 03/23/24	JPMCB	Pay	03/21/22	10,854	(57,074)	(46,220)
USD	6,290	6,290,000	3 Month USD LIBOR Interest Rate Swap strike @ 0.57%, terminating 03/25/24	JPMCB	Pay	03/23/22	20,443	(110,585)	(90,142)
USD	4,690	4,690,000	3 Month USD LIBOR Interest Rate Swap strike @ 0.75%, terminating 03/01/24	JPMCB	Pay	02/25/22	11,491	(60,354)	(48,863)
USD	4,400	4,400,000	3 Month USD LIBOR Interest Rate Swap strike @ 1.02%, terminating 05/05/24	BOA	Pay	05/03/22	17,380	(47,084)	(29,704)
USD	480	480,000	3 Month USD LIBOR Interest Rate Swap strike @ 1.23%, terminating 12/20/32	GS	Pay	12/16/22	15,696	(35,413)	(19,717)
USD	3,140	3,140,000	3 Month USD LIBOR Interest Rate Swap strike @ 1.24%, terminating 10/27/24	JPMCB	Pay	10/25/22	18,840	(39,447)	(20,607)
USD	2,090	2,090,000	3 Month USD LIBOR Interest Rate Swap strike @ 1.24%, terminating 10/27/24	BOA	Pay	10/25/22	12,488	(26,334)	(13,846)
USD	530	530,000	3 Month USD LIBOR Interest Rate Swap strike @ 1.25%, terminating 01/04/33	BOA	Pay	12/30/22	17,437	(38,506)	(21,069)
USD	3,130	3,130,000	3 Month USD LIBOR Interest Rate Swap strike @ 1.25%, terminating 11/08/24	JPMCB	Pay	11/04/22	17,215	(39,518)	(22,303)
USD	480	480,000	3 Month USD LIBOR Interest Rate Swap strike @ 1.25%, terminating 12/20/32	GS	Pay	12/16/22	15,696	(34,949)	(19,253)
USD	1,062	1,062,000	3 Month USD LIBOR Interest Rate Swap strike @ 1.43%, terminating 12/15/32	BOA	Pay	12/13/22	30,108	(44,886)	(14,778)

PACE Intermediate Fixed Income Investments

Portfolio of investments—January 31, 2022 (unaudited)

Swaptions written—(concluded)

Notional amount (000)		Number of contracts	Put swaptions	Counterparty	Pay/ receive floating rate	Expiration date	Premiums received	Current value	Unrealized appreciation (depreciation)
USD	1,900	1,900,000	3 Month USD LIBOR Interest Rate Swap strike @ 1.48%, terminating 11/04/24	JPMCB	Pay	11/02/22	$9,595	$(17,847)	$(8,252)
USD	810	810,000	3 Month USD LIBOR Interest Rate Swap strike @ 1.57%, terminating 03/01/32	BOA	Pay	03/01/22	3,827	(9,052)	(5,225)
USD	750	750,000	3 Month USD LIBOR Interest Rate Swap strike @ 1.60%, terminating 03/02/32	BOA	Pay	02/28/22	13,688	(19,231)	(5,543)
USD	620	620,000	3 Month USD LIBOR Interest Rate Swap strike @ 1.62%, terminating 02/22/32	BOA	Pay	02/18/22	16,430	(14,317)	2,113
USD	5,040	5,040,000	3 Month USD LIBOR Interest Rate Swap strike @ 1.75%, terminating 01/16/25	GSI	Pay	01/12/23	20,311	(28,507)	(8,196)
USD	1,340	1,340,000	3 Month USD LIBOR Interest Rate Swap strike @ 1.85%, terminating 11/17/32	BOA	Pay	11/15/22	39,597	(42,655)	(3,058)
USD	970	970,000	3 Month USD LIBOR Interest Rate Swap strike @ 2.01%, terminating 03/03/33	BOA	Pay	03/01/23	36,957	(28,642)	8,315
USD	1,220	1,220,000	3 Month USD LIBOR Interest Rate Swap strike @ 2.25%, terminating 08/22/34	BOA	Pay	08/20/24	36,173	(44,038)	(7,865)
USD	3,130	3,130,000	3 Month USD LIBOR Interest Rate Swap strike @ 2.75%, terminating 05/11/32	BOA	Pay	05/09/22	92,404	(3,005)	89,399
USD	1,170	1,170,000	3 Month USD LIBOR Interest Rate Swap strike @ 2.75%, terminating 08/04/32	JPMCB	Pay	08/02/22	16,029	(3,835)	12,194
USD	1,190	1,190,000	3 Month USD LIBOR Interest Rate Swap strike @ 2.75%, terminating 08/10/32	JPMCB	Pay	08/08/22	14,340	(4,100)	10,240
USD	1,150	1,150,000	3 Month USD LIBOR Interest Rate Swap strike @ 3.00%, terminating 06/17/34	GS	Pay	06/13/24	31,407	(18,448)	12,959
USD	1,150	1,150,000	3 Month USD LIBOR Interest Rate Swap strike @ 3.00%, terminating 06/24/34	GS	Pay	06/20/24	28,663	(18,552)	10,111
USD	1,170	1,170,000	3 Month USD LIBOR Interest Rate Swap strike @ 3.25%, terminating 08/04/32	JPMCB	Pay	08/02/22	7,664	(1,184)	6,480
USD	1,190	1,190,000	3 Month USD LIBOR Interest Rate Swap strike @ 3.25%, terminating 08/10/32	JPMCB	Pay	08/08/22	7,081	(1,288)	5,793
USD	1,150	1,150,000	3 Month USD LIBOR Interest Rate Swap strike @ 3.50%, terminating 06/17/34	GS	Pay	06/13/24	18,818	(11,104)	7,714
USD	1,150	1,150,000	3 Month USD LIBOR Interest Rate Swap strike @ 3.50%, terminating 06/24/34	GS	Pay	06/20/24	17,279	(11,184)	6,095
EUR	1,140	1,140,000	6 Month EURIBOR Interest Rate Swap strike @ 0.01%, terminating 05/17/33	BOA	Pay	05/15/23	30,501	(31,981)	(1,480)
Total							$866,934	$(1,542,301)	$(675,367)
Total swaptions written							$1,372,339	$(1,758,431)	$(386,092)

PACE Intermediate Fixed Income Investments

Portfolio of investments—January 31, 2022 (unaudited)

Futures contracts

Number of contracts	Currency		Expiration date	Current notional amount	Value	Unrealized appreciation (depreciation)
U.S. Treasury futures buy contracts:
43	AUD	90-Day Bank Bill Futures	December 2022	$30,314,554	$30,307,498	$(7,056)
59	USD	U.S. Treasury Note 10 Year Futures	March 2022	7,655,754	7,550,156	(105,598)
123	USD	U.S. Treasury Note 2 Year Futures	March 2022	26,802,805	26,648,719	(154,086)
84	USD	U.S. Treasury Note 5 Year Futures	March 2022	10,112,669	10,013,062	(99,607)
Total				$74,885,782	$74,519,435	$(366,347)
Interest rate futures sell contracts:
13	USD	90 Day Euro Dollar Futures	December 2024	$(3,202,775)	$(3,185,975)	$16,800
19	EUR	German Euro BOBL Futures	March 2022	(2,861,249)	(2,822,737)	38,512
18	EUR	German Euro Bund Futures	March 2022	(3,507,014)	(3,419,760)	87,254
5	EUR	German Euro Buxl 30 Year Futures	March 2022	(1,213,995)	(1,141,987)	72,008
10	EUR	German Euro Schatz Futures	March 2022	(1,260,110)	(1,256,860)	3,250
9	USD	U.S. Long Bond Futures	March 2022	(1,432,321)	(1,400,625)	31,696
U.S. Treasury futures sell contracts:
30	USD	U.S. Ultra Bond Futures	March 2022	$(5,787,214)	$(5,668,125)	$119,089
58	USD	U.S. Ultra Treasury Note 10 Year Futures	March 2022	(8,373,776)	(8,284,031)	89,745
Total				$(27,638,454)	$(27,180,100)	$458,354
Net unrealized appreciation (depreciation)						$92,007

Centrally cleared credit default swap agreements on corporate issues—buy protection12

Referenced obligations	Notional amount (000)		Maturity date	Payment frequency	Payments made by the Portfolio	Upfront payments received (made)	Value	Unrealized appreciation (depreciation)
CDX North American Investment 3 Month Grade Series 37 Index	USD	3,080	12/20/26	Quarterly	USD LIBOR	$70,110	$(60,838)	$9,272

Centrally cleared credit default swap agreements on corporate issues—sell protection13

Referenced obligations	Notional amount (000)		Maturity date	Payment frequency	Payments received by the Portfolio[14]	Upfront payments received (made)	Value	Unrealized appreciation (depreciation)
CDX North American High Yield Series 37 Index	USD	1,998	12/20/26	Quarterly	5.000%	$(138,504)	$148,313	$9,809

Centrally cleared interest rate swap agreements

Notional amount (000)		Maturity date	Payment frequency	Payments made by the Portfolio[14]	Payments received by the Portfolio[14]	Value	Unrealized appreciation (depreciation)
USD	180	07/05/49	Quarterly	2.378%	3 Month USD LIBOR	$(5,714)	$(5,717)
USD	10,180	07/12/23	Quarterly	1.771	3 Month USD LIBOR	(40,207)	(40,264)
USD	160	08/16/49	Quarterly	1.709	3 Month USD LIBOR	2,119	2,116

PACE Intermediate Fixed Income Investments

Portfolio of investments—January 31, 2022 (unaudited)

Centrally cleared interest rate swap agreements—(continued)

Notional amount (000)		Maturity date	Payment frequency	Payments made by the Portfolio[14]	Payments received by the Portfolio[14]	Value	Unrealized appreciation (depreciation)
USD	130	08/17/49	Quarterly	1.667%	3 Month USD LIBOR	$2,094	$2,092
USD	285	08/22/34	Quarterly	1.645	3 Month USD LIBOR	10,679	10,674
USD	380	10/21/34	Quarterly	1.907	3 Month USD LIBOR	5,541	5,534
USD	380	10/22/34	Quarterly	1.933	3 Month USD LIBOR	4,669	4,662
USD	220	10/23/39	Quarterly	2.098	3 Month USD LIBOR	772	768
USD	410	11/07/34	Quarterly	1.998	3 Month USD LIBOR	2,718	2,711
USD	410	11/12/34	Quarterly	2.111	3 Month USD LIBOR	(1,335)	(1,342)
USD	450	11/15/39	Quarterly	2.137	3 Month USD LIBOR	176	168
EUR	340	01/16/30	Semi-Annual	0.185	6 Month EURIBOR	5,644	5,586
EUR	340	01/16/30	Annual	6 Month EURIBOR	0.185%	(85)	(77)
USD	1,060	04/14/25	Quarterly	0.626	3 Month USD LIBOR	28,713	28,701
USD	360	05/03/32	Quarterly	0.760	3 Month USD LIBOR	38,617	38,611
USD	1,000	05/04/32	Quarterly	0.765	3 Month USD LIBOR	106,820	106,802
USD	195	06/20/52	Quarterly	1.136	3 Month USD LIBOR	37,767	37,762
USD	195	06/20/52	Quarterly	1.090	3 Month USD LIBOR	39,857	39,852
USD	200	07/12/53	Quarterly	0.881	3 Month USD LIBOR	50,527	50,522
USD	1,400	08/17/27	Quarterly	0.502	3 Month USD LIBOR	88,440	88,419
USD	180	08/17/40	Quarterly	0.973	3 Month USD LIBOR	28,437	28,433
USD	165	11/04/40	Quarterly	1.209	3 Month USD LIBOR	20,336	20,332
USD	40	11/05/40	Quarterly	1.251	3 Month USD LIBOR	4,657	4,656
USD	450	11/15/27	Quarterly	0.845	3 Month USD LIBOR	21,686	21,681
USD	560	02/22/32	Quarterly	1.594	3 Month USD LIBOR	15,203	15,195
USD	280	02/22/32	Quarterly	1.621	3 Month USD LIBOR	6,903	6,899
USD	1,470	02/15/28	Quarterly	1.271	3 Month USD LIBOR	32,726	32,710
USD	430	03/06/26	Quarterly	1.710	3 Month USD LIBOR	979	978
USD	950	03/10/31	Quarterly	2.780	3 Month USD LIBOR	(84,706)	(84,720)
USD	3	03/20/31	Quarterly	2.504	3 Month USD LIBOR	(61)	(61)
USD	660	04/20/27	Quarterly	1.285	3 Month USD LIBOR	15,447	15,442
EUR	110	05/16/33	Semi-Annual	0.440	6 Month EURIBOR	2,152	2,146
USD	1,620	06/21/24	Quarterly	0.729	3 Month USD LIBOR	27,911	27,905
USD	810	06/23/24	Quarterly	0.742	3 Month USD LIBOR	13,825	13,822
USD	1,920	08/12/24	Quarterly	0.744	3 Month USD LIBOR	35,390	35,383
USD	1,055	08/15/24	Quarterly	0.782	3 Month USD LIBOR	18,719	18,715
USD	500	09/21/31	Quarterly	1.429	3 Month USD LIBOR	17,116	17,108
USD	380	09/22/31	Quarterly	1.391	3 Month USD LIBOR	14,364	14,358
USD	1,060	09/24/31	Quarterly	1.520	3 Month USD LIBOR	27,451	27,435
USD	1,620	03/24/24	Quarterly	0.563	3 Month USD LIBOR	27,935	27,928
EUR	1,100	11/17/26	Annual	6 Month EURIBOR	0.175	(939)	(939)
USD	2,910	04/08/24	Quarterly	0.640	3 Month USD LIBOR	47,469	47,456
USD	1,600	04/11/24	Quarterly	0.649	3 Month USD LIBOR	25,996	25,989
USD	1,820	04/12/24	Quarterly	0.677	3 Month USD LIBOR	28,640	28,632
USD	1,600	04/12/24	Quarterly	0.689	3 Month USD LIBOR	24,803	24,796
USD	1,290	04/14/24	Quarterly	0.728	3 Month USD LIBOR	19,170	19,164
USD	1,060	04/19/24	Quarterly	0.761	3 Month USD LIBOR	15,230	15,225
USD	1,060	04/19/24	Quarterly	0.762	3 Month USD LIBOR	15,205	15,200

PACE Intermediate Fixed Income Investments

Portfolio of investments—January 31, 2022 (unaudited)

Centrally cleared interest rate swap agreements—(continued)

Notional amount (000)		Maturity date	Payment frequency	Payments made by the Portfolio[14]	Payments received by the Portfolio[14]	Value	Unrealized appreciation (depreciation)
USD	1,590	04/14/24	Quarterly	0.797%	3 Month USD LIBOR	$21,441	$21,434
USD	1,590	04/14/24	Quarterly	0.789	3 Month USD LIBOR	21,714	21,707
USD	660	01/18/24	Quarterly	0.649	3 Month USD LIBOR	8,163	8,160
USD	570	10/18/31	Quarterly	1.775	3 Month USD LIBOR	1,907	1,898
USD	800	04/20/24	Quarterly	0.808	3 Month USD LIBOR	10,828	10,825
USD	800	04/20/24	Quarterly	0.815	3 Month USD LIBOR	10,724	10,721
USD	800	04/20/24	Quarterly	0.833	3 Month USD LIBOR	10,430	10,427
USD	800	04/20/24	Quarterly	0.849	3 Month USD LIBOR	10,182	10,179
USD	795	04/20/24	Quarterly	0.919	3 Month USD LIBOR	9,024	9,021
USD	1,730	04/20/24	Quarterly	0.935	3 Month USD LIBOR	19,079	19,071
USD	1,590	04/25/24	Quarterly	0.913	3 Month USD LIBOR	18,459	18,452
USD	1,593	04/25/24	Quarterly	0.945	3 Month USD LIBOR	17,489	17,482
USD	280	10/27/51	Maturity	2.628	12 Month US CPI	(12,784)	(12,796)
EUR	165	10/15/31	Maturity	2.095	12 Month EU EXT	1,452	1,448
USD	280	10/28/51	Maturity	2.625	12 Month US CPI	(12,475)	(12,487)
EUR	165	10/15/31	Maturity	2.135	12 Month EU EXT	579	575
USD	800	04/29/24	Quarterly	0.997	3 Month USD LIBOR	8,064	8,061
USD	2,395	05/03/24	Quarterly	1.007	3 Month USD LIBOR	24,104	24,093
USD	2,395	05/03/24	Quarterly	1.018	3 Month USD LIBOR	23,608	23,597
USD	410	11/15/27	Annual	1.245	12 Month USD SOFR	7,790	7,786
USD	1,590	05/12/24	Quarterly	1.053	3 Month USD LIBOR	15,146	15,139
USD	795	05/12/24	Quarterly	1.075	3 Month USD LIBOR	7,239	7,236
USD	210	11/22/31	Annual	0.05	12 Month USD SOFR	2,872	2,869
USD	80	11/22/31	Annual	0.05	12 Month USD SOFR	1,322	1,321
EUR	130	11/15/51	Maturity	2.127	12 Month EU EXT	3,445	3,439
USD	2,940	11/15/28	Annual	1.355	12 Month USD SOFR	40,238	42,987
USD	2,170	05/31/26	Quarterly	1.455	3 Month USD LIBOR	22,063	22,174
USD	1,580	02/24/24	Quarterly	1.059	3 Month USD LIBOR	9,699	9,692
USD	1,580	02/25/24	Quarterly	1.069	3 Month USD LIBOR	9,438	9,431
USD	570	08/15/31	Annual	1.52	12 Month USD SOFR	5,597	5,588
USD	3,150	02/28/24	Quarterly	1.053	3 Month USD LIBOR	20,198	20,184
USD	1,690	02/29/24	Quarterly	1.062	3 Month USD LIBOR	10,448	10,441
USD	140	02/29/24	Quarterly	1.06	3 Month USD LIBOR	871	870
USD	620	12/02/26	Annual	0.05	12 Month USD SOFR	11,585	11,580
USD	390	12/06/26	Annual	0.05	12 Month USD SOFR	6,982	6,979
USD	170	12/03/26	Annual	0.05	12 Month USD SOFR	2,652	2,651
USD	800	06/07/24	Quarterly	1.252	3 Month USD LIBOR	5,194	5,191
USD	800	06/07/24	Quarterly	1.224	3 Month USD LIBOR	5,635	5,631
USD	800	06/09/24	Annual	1.012	12 Month USD SOFR	5,937	5,933
USD	5	06/17/24	Quarterly	1.271	3 Month USD LIBOR	32	32
USD	795	06/17/24	Quarterly	1.277	3 Month USD LIBOR	5,049	5,045
USD	310	12/20/26	Annual	0.05	12 Month USD SOFR	5,866	5,863
USD	310	12/23/26	Annual	0.05	12 Month USD SOFR	4,962	4,959
USD	190	01/26/32	Annual	1.31	12 Month USD SOFR	5,344	5,341

PACE Intermediate Fixed Income Investments

Portfolio of investments—January 31, 2022 (unaudited)

Centrally cleared interest rate swap agreements—(continued)

Notional amount (000)		Maturity date	Payment frequency	Payments made by the Portfolio[14]	Payments received by the Portfolio[14]	Value	Unrealized appreciation (depreciation)
GBP	425	12/15/31	Maturity	4.228%	12 Months UK Retail Price Index	$14,752	$14,740
USD	320	01/06/32	Annual	0.05	12 Month USD SOFR	4,072	4,067
USD	1,560	04/07/24	Annual	0.988	12 Month USD SOFR	9,149	9,142
USD	1,560	04/07/24	Annual	0.986	12 Month USD SOFR	9,212	9,205
USD	320	01/10/32	Annual	0.05	12 Month USD SOFR	1,505	1,500
USD	50	01/11/32	Annual	0.05	12 Month USD SOFR	256	255
USD	160	01/10/32	Annual	0.05	12 Month USD SOFR	737	734
USD	160	01/10/32	Annual	0.05	12 Month USD SOFR	431	428
USD	320	01/11/32	Annual	0.05	12 Month USD SOFR	(98)	(103)
USD	165	01/11/32	Annual	0.05	12 Month USD SOFR	57	54
USD	80	01/12/32	Annual	0.05	12 Month USD SOFR	(17)	(18)
USD	160	01/12/32	Annual	0.05	12 Month USD SOFR	100	97
USD	3,100	04/13/24	Annual	1.078	12 Month USD SOFR	13,358	13,344
USD	5,040	01/14/27	Annual	0.05	12 Month USD SOFR	27,192	27,146
USD	90	01/14/52	Annual	0.05	12 Month USD SOFR	278	275
USD	30	01/15/57	Annual	1.685	12 Month USD SOFR	(167)	(168)
USD	57	01/15/55	Annual	1.67	12 Month USD SOFR	214	212
USD	785	07/18/24	Annual	1.309	12 Month USD SOFR	2,000	1,997
USD	785	07/18/24	Annual	1.298	12 Month USD SOFR	2,172	2,169
USD	160	01/19/32	Annual	0.05	12 Month USD SOFR	104	101
USD	780	07/20/24	Annual	1.374	12 Month USD SOFR	1,035	1,032
USD	160	01/20/32	Annual	0.05	12 Month USD SOFR	(495)	(498)
USD	210	01/20/32	Annual	0.05	12 Month USD SOFR	(879)	(882)
USD	160	01/20/32	Annual	0.05	12 Month USD SOFR	(1,161)	(1,164)
USD	160	01/21/32	Annual	0.05	12 Month USD SOFR	(1,355)	(1,358)
USD	1,200	01/21/27	Quarterly	0.255	3 Month USD LIBOR	20,220	20,209
USD	60	01/26/32	Annual	0.05	12 Month USD SOFR	272	271
USD	780	07/28/24	Annual	1.305	12 Month USD SOFR	2,261	2,258
USD	160	01/28/32	Annual	0.05	12 Month USD SOFR	(208)	(211)
USD	160	01/28/32	Annual	0.05	12 Month USD SOFR	(559)	(562)
USD	160	01/28/32	Annual	0.05	12 Month USD SOFR	(754)	(757)
USD	780	07/28/24	Annual	1.446	12 Month USD SOFR	68	65
USD	775	07/28/24	Annual	1.466	12 Month USD SOFR	(232)	(235)
USD	290	01/31/24	Annual	0.05	12 Month USD SOFR	(74)	(75)
USD	780	07/29/24	Annual	1.479	12 Month USD SOFR	(429)	(432)
USD	780	07/29/24	Annual	1.471	12 Month USD SOFR	(305)	(308)
USD	430	02/20/53	Semi-Annual	3 Month USD LIBOR	3.080%	108,615	108,605
USD	4,530	11/29/24	Semi-Annual	3 Month USD LIBOR	3.083	222,002	221,956
USD	30	12/01/56	Semi-Annual	3 Month USD LIBOR	1.929	(100)	(101)
USD	550	04/14/30	Semi-Annual	3 Month USD LIBOR	0.820	(41,532)	(41,541)
USD	1,060	06/02/25	Semi-Annual	3 Month USD LIBOR	0.358	(41,370)	(41,383)
USD	1,065	06/20/27	Semi-Annual	3 Month USD LIBOR	0.680	(58,288)	(58,303)
USD	1,065	06/20/27	Semi-Annual	3 Month USD LIBOR	0.652	(59,693)	(59,708)
USD	1,070	07/12/28	Semi-Annual	3 Month USD LIBOR	0.654	(66,565)	(66,581)
USD	220	02/19/51	Semi-Annual	3 Month USD LIBOR	1.870	(2,337)	(2,344)

PACE Intermediate Fixed Income Investments

Portfolio of investments—January 31, 2022 (unaudited)

Centrally cleared interest rate swap agreements—(continued)

Notional amount (000)		Maturity date	Payment frequency	Payments made by the Portfolio[14]	Payments received by the Portfolio[14]	Value	Unrealized appreciation (depreciation)
USD	110	02/22/51	Semi-Annual	3 Month USD LIBOR	1.905%	$(291)	$(294)
USD	70	08/19/31	Semi-Annual	3 Month USD LIBOR	1.513	(1,729)	(1,730)
USD	1,610	04/20/24	Semi-Annual	3 Month USD LIBOR	0.591	(28,683)	(28,688)
EUR	1,140	11/16/26	Semi-Annual	0.150%	6 Month EURIBOR	1,067	1,057
USD	80	06/11/51	Semi-Annual	3 Month USD LIBOR	1.904	(665)	(667)
USD	4,070	11/18/23	Semi-Annual	3 Month USD LIBOR	0.353	(62,955)	(62,969)
USD	1,160	07/19/27	Semi-Annual	3 Month USD LIBOR	1.190	(36,098)	(36,108)
USD	330	08/16/27	Semi-Annual	3 Month USD LIBOR	1.224	(9,994)	(9,997)
USD	1,210	07/08/27	Semi-Annual	3 Month USD LIBOR	1.350	(27,992)	(28,003)
USD	280	10/27/31	Maturity	12 Month US CPI	2.872	643	637
EUR	165	10/15/51	Maturity	12 Month EU EXT	2.275	9,324	9,315
USD	280	10/28/31	Maturity	12 Month US CPI	2.890	1,218	1,212
EUR	165	10/15/51	Maturity	12 Month EU EXT	2.325	14,085	14,076
USD	150	07/28/27	Annual	12 Month SOFR	1.297	(2,130)	(2,131)
USD	980	08/01/27	Semi-Annual	3 Month USD LIBOR	1.483	(17,167)	(17,176)
USD	980	08/01/27	Semi-Annual	3 Month USD LIBOR	1.493	(16,698)	(16,707)
USD	290	08/05/27	Annual	12 Month SOFR	1.220	(5,256)	(5,259)
USD	600	01/20/27	Semi-Annual	3 Month USD LIBOR	1.445	(6,895)	(6,900)
USD	430	01/20/27	Semi-Annual	3 Month USD LIBOR	1.430	(5,252)	(5,256)
USD	410	11/21/27	Semi-Annual	3 Month USD LIBOR	1.677	(4,497)	(4,501)
USD	195	11/24/51	Maturity	12 Month US CPI	2.613	7,993	7,984
USD	1,120	08/15/31	Annual	12 Month SOFR	1.460	(16,886)	(19,900)
USD	5,320	12/31/23	Semi-Annual	3 Month USD LIBOR	1.000	(34,918)	(34,718)
USD	300	02/24/27	Semi-Annual	3 Month USD LIBOR	1.535	(2,675)	(2,678)
USD	650	02/25/27	Semi-Annual	3 Month USD LIBOR	1.561	(5,012)	(5,018)
GBP	425	11/15/31	Maturity	12 Months UK Retail Price Index	4.415	(7,712)	(7,724)
USD	1,300	05/26/27	Semi-Annual	3 Month USD LIBOR	1.635	(10,447)	(10,459)
USD	325	05/26/27	Semi-Annual	3 Month USD LIBOR	1.630	(2,682)	(2,685)
USD	330	12/07/31	Annual	12 Month SOFR	1.238	(10,725)	(10,730)
USD	109	12/07/31	Annual	12 Month SOFR	1.186	(4,073)	(4,075)
USD	2,690	12/08/23	Semi-Annual	3 Month USD LIBOR	0.500	(36,165)	(36,176)
USD	1,249	12/14/23	Semi-Annual	3 Month USD LIBOR	0.450	(18,387)	(18,392)
USD	60	12/15/51	Annual	12 Month SOFR	1.389	(3,888)	(3,890)
USD	490	11/15/28	Annual	12 Month SOFR	1.196	(11,663)	(11,669)
USD	290	08/15/31	Annual	12 Month SOFR	1.254	(9,617)	(9,622)
USD	320	07/05/27	Annual	12 Month SOFR	1.247	(5,128)	(5,131)
USD	60	01/06/52	Annual	12 Month SOFR	1.620	(446)	(493)
USD	300	01/07/27	Annual	12 Month SOFR	1.219	(3,155)	(3,158)
USD	1,000	08/15/31	Annual	12 Month SOFR	1.575	(4,973)	(4,989)
USD	610	01/10/27	Annual	12 Month SOFR	1.327	(3,276)	(3,282)
USD	305	01/10/27	Annual	12 Month SOFR	1.329	(1,608)	(1,611)
USD	305	01/10/27	Annual	12 Month SOFR	1.342	(1,415)	(1,418)
USD	610	01/11/27	Annual	12 Month SOFR	1.365	(2,167)	(2,173)
USD	7,200	01/12/24	Semi-Annual	3 Month USD LIBOR	0.508	(107,318)	(107,349)
USD	300	01/12/27	Annual	12 Month SOFR	1.392	(692)	(695)

PACE Intermediate Fixed Income Investments

Portfolio of investments—January 31, 2022 (unaudited)

Centrally cleared interest rate swap agreements—(concluded)

Notional amount (000)		Maturity date	Payment frequency	Payments made by the Portfolio[14]	Payments received by the Portfolio[14]	Value	Unrealized appreciation (depreciation)
USD	1,600	04/13/27	Annual	12 Month SOFR	1.451%	$(5,543)	$(5,558)
USD	305	01/14/27	Annual	12 Month SOFR	1.331	(1,631)	(1,634)
USD	710	01/15/37	Annual	12 Month SOFR	1.800	(1,893)	(1,904)
USD	300	01/20/27	Annual	12 Month SOFR	1.462	223	220
USD	1,870	01/21/24	Semi-Annual	3 Month USD LIBOR	0.500	(29,007)	(29,015)
USD	160	01/25/32	Annual	12 Month SOFR	1.614	51	48
USD	160	01/25/32	Annual	12 Month SOFR	1.606	(76)	(79)
USD	160	01/26/32	Annual	12 Month SOFR	1.545	(995)	(998)
USD	160	01/26/32	Annual	12 Month SOFR	1.533	(1,167)	(1,170)
USD	720	01/31/32	Semi-Annual	3 Month USD LIBOR	1.500	(24,932)	(24,944)
USD	660	01/31/32	Semi-Annual	3 Month USD LIBOR	1.248	(38,261)	(38,272)
USD	2,300	02/01/37	Annual	12 Month SOFR	1.845	2,576	2,539
Total						$773,237	$771,901

OTC credit default swap agreements on corporate issues—sell protection13

Counterparty	Referenced obligations	Notional amount (000)		Maturity date	Payment frequency	Payments received by the Portfolio[14]	Upfront payments received (made)	Value	Unrealized appreciation (depreciation)
JPMCB	Berkshire Hathaway, Inc.	USD	130,000	12/20/22	Quarterly	1.000%	$(530)	$1,181	$651
JPMCB	Bristol-Myers Squibb Co.	USD	25,000	12/20/22	Quarterly	1.000	(166)	237	71
BOA	Honeywell International, Inc.	USD	40,000	12/20/22	Quarterly	1.000	(242)	379	137
JPMCB	Johnson & Johnson	USD	65,000	12/20/22	Quarterly	1.000	(467)	607	140
JPMCB	Pfizer, Inc.	USD	90,000	12/20/22	Quarterly	1.000	(607)	831	224
JPMCB	The Procter & Gamble Co.	USD	90,000	12/20/22	Quarterly	1.000	(607)	838	231
JPMCB	The Sherwin-Williams Co.	USD	40,000	12/20/22	Quarterly	1.000	(139)	337	198
Total							$(2,758)	$4,410	$1,652

Forward foreign currency contracts

Counterparty	Sell		Purchase		Settlement date	Unrealized appreciation (depreciation)
BNP	EUR	12,047,000	USD	13,644,252	03/16/22	$97,504
BOA	USD	175,030	EUR	154,000	03/16/22	(1,859)
Net unrealized appreciation (depreciation)						$95,645

PACE Intermediate Fixed Income Investments

Portfolio of investments—January 31, 2022 (unaudited)

Fair valuation summary

The following is a summary of the fair valuations according to the inputs used as of January 31, 2022 in valuing the Portfolio's investments. In the event a Portfolio holds investments for which fair value is measured using the NAV per share practical expedient (or its equivalent), a separate column will be added to the fair value hierarchy table; this is intended to permit reconciliation to the amounts presented in the Portfolio of investments:

Assets Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Asset-backed securities	$—	$15,047,002	$—	$15,047,002
Corporate bonds	—	107,930,071	—	107,930,071
Mortgage-backed securities	—	17,222,534	—	17,222,534
Municipal bonds	—	225,909	—	225,909
Non-U.S. government agency obligations	—	5,714,115	—	5,714,115
U.S. government agency obligations	—	84,779,240	—	84,779,240
U.S. Treasury obligations	—	81,960,868	—	81,960,868
Short-term investments	—	44,587,757	—	44,587,757
Investment of cash collateral from securities loaned	—	1,492,348	—	1,492,348
Option purchased	1,640	—	—	1,640
Swaptions purchased	—	1,103,020	—	1,103,020
Futures contracts	458,354	—	—	458,354
Swap agreements	—	1,995,719	—	1,995,719
Forward foreign currency contracts	—	97,504	—	97,504
Total	$459,994	$362,156,087	$—	$362,616,081
Liabilities
Investments sold short	$—	$(4,080,330)	$—	$(4,080,330)
Swaptions written	—	(1,758,431)	—	(1,758,431)
Futures contracts	(366,347)	—	—	(366,347)
Swap agreements	—	(1,130,597)	—	(1,130,597)
Forward foreign currency contracts	—	(1,859)	—	(1,859)
Total	$(366,347)	$(6,971,217)	$—	$(7,337,564)

At January 31, 2022, there were $568,317 transferred out of Level 3. The transfers from Level 3 to Level 2 occurred because there was observable market data that became available as of January 31, 2022.

Portfolio footnotes

†  Amount represents less than 0.05% or (0.05)%.

1  In U.S. dollars unless otherwise indicated.

2  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities are considered liquid, unless noted otherwise, and may be resold in transactions exempt from registration, normally to qualified institutional buyers. Securities exempt from registration pursuant to Rule 144A, in the amount of $42,755,228, represented 14.8% of the Portfolio's net assets at period end.

3  Variable or floating rate security for which the interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.

4  Variable or floating rate security. The interest rate shown is the rate in effect as of period end and changes periodically.

5  Rates shown reflect yield at January 31, 2022.

6  Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration.

7  Security, or portion thereof, was on loan at the period end.

8  Perpetual investment. Date shown reflects the next call date.

9  Zero coupon bond.

PACE Intermediate Fixed Income Investments

Portfolio of investments—January 31, 2022 (unaudited)

10  Step bond—coupon rate increases in increments to maturity. The rate disclosed is the rate at the period end; the maturity date disclosed is the ultimate maturity date.

11  Security, or portion thereof, pledged as collateral for investments sold short, written options, futures and/or swap agreements.

12  If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced obligation or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced obligation.

13  If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced obligation or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced obligation.

14  Payments made or received are based on the notional amount.

See accompanying notes to financial statements.

PACE Strategic Fixed Income Investments

Performance

For the six-months ended January 31, 2022, the Portfolio's Class P shares returned -3.03% before the deduction of the maximum PACE Select program fee.1 In comparison, the Bloomberg US Government/Credit Index (the "benchmark") returned -3.50%. (Returns for all share classes over various time periods are shown in the "Performance at a glance" table on page 70. Please note that the returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.) For a detailed commentary on the market environment in general during the reporting period, please refer to page 3.

Investment Manager's comments2

The Portfolio outperformed its benchmark during the reporting period. Overall duration strategies were positive for performance. An average short duration versus its benchmark was beneficial as rates rose globally. (Duration measures a portfolio's sensitivity to interest rate changes.) Positions in investment grade credit were additive for results, along with an overweight allocation to high yield corporate bonds. Overall mortgage strategies were beneficial, including select exposure to non-agency mortgage-backed securities. Conversely, an allocation to emerging market bonds and currency strategies detracted from performance, including the portfolio's exposure to a basket of emerging market currencies.

Overall, derivative usage was neutral for performance during the period. We used interest rate swaps to adjust interest rate and yield curve exposures, as well as to substitute for physical securities; the use of interest rate swaps during the period was slightly positive to performance. Credit default swaps were used to manage credit exposure in lieu of the direct buying or selling of physical securities. Their use to reduce exposure to the corporate market, as well as to specific corporate issuers, was negative for performance. The use of options to manage mortgage exposure of the portfolio was neutral for performance. The use of options to manage mortgage exposure of the portfolio was neutral for performance. Overall use of currency options was neutral for performance. The use of government futures to adjust interest rate exposures and replicate government bond positions detracted from performance as interest rates rose.

1  Class P shares held through the PACE Select Advisors Program are subject to a maximum Program fee of 2.50%, which, if included, would have reduced performance. Class P shares held through other advisory programs also may be subject to a program fee, which, if included, would have reduced performance.

2  Performance is discussed on a gross-of-fees basis—meaning that no fees or expenses are reflected when discussed at the level of a subadvisor's sleeve (or subadvisors' sleeves, if applicable). Alternatively, performance at the overall Portfolio level is shown net of fees, which does factor in fees and expenses associated with the Portfolio.

PACE Select Advisors Trust – PACE Strategic Fixed Income Investments

Investment Manager:

UBS Asset Management (Americas) Inc. ("UBS AM")

Investment Subadvisors:

Pacific Investment Management Company LLC ("PIMCO");

Neuberger Berman Investment Advisers LLC ("Neuberger Berman")

Portfolio Management Team:

UBS AM: Mabel Lung, CFA, Gina Toth, CFA, Fred Lee, CFA, David Kelly and Christopher Andersen, CFA

PIMCO: Scott Mather and Mohit Mittal;
Neuberger Berman: Thanos Bardas, David M. Brown, Adam Grotzinger, Bradley C. Tank and Ashok Bhatia

Objective:

Total return consisting of income and capital appreciation

Investment process:

The main strategies of the subadvisors include:

• A strategy that focuses on those areas of the bond market that the subadvisor considers undervalued.

• An "opportunistic fixed income" strategy that employs a consistently applied, risk managed approach to portfolio management that leverages the subadvisor's proprietary fundamental research capabilities, decision making frameworks and quantitative risk management tools.

PACE Strategic Fixed Income Investments

Mutual funds are sold by prospectus only. You should read it carefully and consider a fund's investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. Prospectuses for most of our funds can be obtained from your financial advisor, by calling UBS Funds at 800-647 1568 or by visiting our Website at www.ubs.com/am-us.

Special considerations

The Portfolio may be appropriate for long-term investors seeking total return consisting of income and capital appreciation and who are able to withstand short-term fluctuations in the fixed income markets in return for potentially higher returns over the long term. The value of the Portfolio changes every day and can be affected by changes in interest rates, general market conditions, and other political, social and economic developments, as well as specific matters relating to the companies in whose securities the Portfolio invests. In addition, investments in foreign bonds involve special risks. It is important to note that an investment in the Portfolio is only one component of a balanced investment plan.

PACE Strategic Fixed Income Investments

Performance at a glance (unaudited)

Average annual total returns for periods ended 01/31/22	6 months	1 year	5 years	10 years
Before deducting maximum sales charge
Class A1	(3.15)%	(2.44)%	3.68%	3.08%
Class Y2	(3.11)	(2.25)	3.92	3.32
Class P3	(3.03)	(2.21)	3.94	3.34
After deducting maximum sales charge
Class A1	(6.79)	(6.10)	2.89	2.69
Bloomberg US Government/Credit Index[4]	(3.50)	(3.13)	3.42	2.77

Most recent calendar quarter-end returns (unaudited)

Average annual total returns for periods ended 12/31/21	6 months	1 year	5 years	10 years
Before deducting maximum sales charge
Class A1	(0.02)%	(0.96)%	4.30%	3.42%
Class Y2	0.11	(0.76)	4.55	3.67
Class P3	0.11	(0.72)	4.55	3.68
After deducting maximum sales charge
Class A1	(3.75)	(4.71)	3.51	3.03

The annualized gross and net expense ratios, respectively, for each class of shares as in the prospectuses dated November 26, 2021 were as follows: Class A—1.00% and 0.91%; Class Y—0.71% and 0.66%; and Class P—0.78% and 0.66%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Portfolio and UBS Asset Management (Americas) Inc. ("UBS AM") have entered into a written fee waiver/expense reimbursement agreement pursuant to which UBS AM is contractually obligated to waive its management fees and/or reimburse expenses so that the Portfolio's ordinary total operating expenses of each class through November 30, 2022 (excluding dividend expense, borrowing costs, and interest expense relating to short sales, and expenses attributable to investment in other investment companies, interest, taxes, brokerage commissions, trustee elections, as well as other matters related to shareholder meetings (unless specifically agreed by UBS AM) and extraordinary expenses) would not exceed Class A—0.90%; Class Y—0.65%; and Class P—0.65%. The Portfolio has agreed to repay UBS AM for any waived fees/reimbursed expenses to the extent that it can do so over the following three fiscal years without causing the Portfolio's expenses in any of those three years to exceed these expense caps and that UBS AM has not waived the right to do so. The fee waiver/expense reimbursement agreement may be terminated by the Portfolio's board at any time and also will terminate automatically upon the expiration or termination of the Portfolio's advisory contract with UBS AM. Upon termination of the agreement, however, UBS AM's three year recoupment rights will survive.

1  Maximum sales charge for Class A shares is 3.75%. Class A shares bear ongoing 12b-1 service fees of 0.25% annually.

2  The Portfolio offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees.

3  Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees, but Class P shares held through advisory programs may be subject to a program fee, which, if included, would have reduced performance.

4  The Bloomberg US Government/Credit Index is an unmanaged index composed of US government, government-related and investment-grade US corporate issues and non-corporate foreign debentures, denominated in US dollars with at least one year to maturity. Investors should note that indices do not reflect the deduction of fees and expenses.

Prior to August 3, 2015, a 1% redemption fee was imposed on sales or exchanges of any class of shares of the Portfolio made during the specified holding period.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit www.ubs.com/us-mutualfundperformance.

PACE Strategic Fixed Income Investments

Portfolio statistics and industry diversification—(unaudited)1

As a percentage of net assets as of January 31, 2022

Characteristics
Weighted average duration	5.85 yrs.
Weighted average maturity	8.86 yrs.
Average coupon	3.16%
Top ten fixed income holdings
U.S. Treasury Bonds, 2.500% due 02/15/45	8.5%
U.S. Treasury Bills, 0.051% due 03/31/22	2.0
U.S. Treasury Notes, 2.125% due 09/30/24	1.7
U.S. Treasury Notes, 1.875% due 08/31/22	1.5
U.S. Treasury Bonds, 1.375% due 11/15/40	1.2
U.S. Treasury Notes, 2.625% due 02/15/29	1.1
U.S. Cash Management Bill, 0.279% due 05/24/22	1.0
U.S. Treasury Notes, 0.125% due 03/31/23	1.0
U.S. Treasury Bonds, 1.375% due 08/15/50	1.0
U.S. Treasury Bills, 0.047% due 02/10/22	0.9
Total	19.9%
Top five issuer breakdown by country or territory of origin
United States	80.6%
United Kingdom	5.1
Cayman Islands	2.7
Japan	1.2
Germany	1.2
Total	90.8%
Asset allocation[1]
Corporate bonds	47.9%
U.S. Treasury obligations	21.6
Mortgage-backed securities	11.6
Short-term U.S. Treasury obligations	6.8
Asset-backed securities	5.2
Non-U.S. government agency obligations	2.6
U.S. government agency obligations	1.7
Short-term investments	0.8
Exchange traded funds	0.7
Loan assignments	0.5
Municipal bonds	0.2
Cash equivalents and liabilities in excess of other assets	0.4
Total	100.0%

1  The portfolio is actively managed and its composition will vary over time.

PACE Strategic Fixed Income Investments

Portfolio of investments—January 31, 2022 (unaudited)

	Face amount[1]	Value
Asset-backed securities—5.2%
Accredited Mortgage Loan Trust, Series 2004-2, Class A1, 1 mo. USD LIBOR + 0.290%, 0.669%, due 07/25/34[2]	531,650	$525,486
AM Capital Funding LLC, Series 2018-1, Class A, 4.980%, due 12/15/23[3]	440,000	449,769
Ameriquest Mortgage Securities, Inc., Series 2005-R10, Class M2, 1 mo. USD LIBOR + 0.645%, 0.734%, due 01/25/36[2]	369,748	369,642
AMMC CLO 16 Ltd., Series 2015-16A, Class AR2, 3 mo. USD LIBOR + 0.980%, 1.107%, due 04/14/29[2,3]	920,618	920,822
Apres Static CLO Ltd., Series 2019-1A, Class A1R, 3 mo. USD LIBOR + 1.070%, 1.194%, due 10/15/28[2,3]	858,269	858,637
CHEC Loan Trust, Series 2004-2, Class M1, 1 mo. USD LIBOR + 0.960%, 1.049%, due 06/25/34[2]	365,284	365,873
CSAB Mortgage Backed Trust, Series 2006-1, Class A6A, 6.672%, due 06/25/36[4]	260,546	93,536
Delta Funding Home Equity Loan Trust, Series 1999-3, Class A1A, 1 mo. USD LIBOR + 0.820%, 0.500%, due 09/15/29[2]	36,287	35,892
Dryden 80 CLO Ltd, Series 2019-80A, Class AR, 1.000%, due 01/17/33[3,5]	1,400,000	1,400,000
First Franklin Mortgage Loan Trust, Series 2006-FF13, Class A2D, 1 mo. USD LIBOR + 0.480%, 0.569%, due 10/25/36[2]	1,152,181	925,555
Gallatin CLO IX Ltd., Series 2018-1A, Class A, 3 mo. USD LIBOR + 1.050%, 1.180%, due 01/21/28[2,3]	960,163	960,545
Gallatin CLO VIII Ltd., Series 2017-1A, Class A1R, 3 mo. USD LIBOR + 1.090%, 1.177%, due 07/15/31[2,3]	1,600,000	1,601,157
GSAMP Trust, Series 2006-HE4, Class A1, 1 mo. USD LIBOR + 0.280%, 0.369%, due 06/25/36[2]	962,885	946,900
Halseypoint CLO 2 Ltd., Series 2020-2A, Class A1, 3 mo. USD LIBOR + 1.100%, 1.354%, due 07/20/31[2,3]	1,300,000	1,300,670
	Face amount[1]		Value
Asset-backed securities—(continued)
Harvest CLO XXII DAC, Series 22A, Class AR, 3 mo. Euribor + 0.850%, 0.850%, due 01/15/32[2,3]	EUR	1,200,000	$1,353,188
Home Equity Asset Trust, Series 2005-2, Class M5, 1 mo. USD LIBOR + 1.095%, 1.184%, due 07/25/35[2]		194,920	195,028
Series 2006-3, Class M2, 1 mo. USD LIBOR + 0.600%, 0.689%, due 07/25/36[2]		1,000,000	965,907
JPMorgan Mortgage Acquisition Corp., Series 2006-FRE1, Class M1, 1 mo. USD LIBOR + 0.585%, 0.674%, due 05/25/35[2]		1,477,603	1,475,103
LCM XIII LP 3 mo. USD LIBOR + 0.870%, 1.045%, due 07/19/27[2,3]		1,160,220	1,159,673
LoanCore Issuer Ltd., Series 2018-CRE1, Class A, 1 mo. USD LIBOR + 1.130%, 1.220%, due 05/15/28[2,3]		334,910	335,005
Series 2021-CRE6, Class A, 1 mo. USD LIBOR + 1.300%, 1.390%, due 11/15/38[2,3]		1,400,000	1,400,867
LP Credit Card ABS Master Trust, Series 2018-1, Class A, 1 mo. USD LIBOR + 1.550%, 1.638%, due 08/20/24[2,3]		170,975	171,021
M360 Ltd., Series 2021-CRE3, Class A, 1 mo. USD LIBOR + 1.500%, 1.586%, due 11/22/38[2,3]		1,400,000	1,398,013
MF1 Ltd., Series 2022-FL8, Class A, 1.400%, due 02/19/37[3]		1,300,000	1,300,404
Morgan Stanley ABS Capital I, Inc. Trust, Series 2005-HE1, Class M2, 1 mo. USD LIBOR + 0.705%, 0.794%, due 12/25/34[2]		161,014	159,997
Morgan Stanley Dean Witter Capital I, Inc. Trust, Series 2003-NC1, Class M1, 1 mo. USD LIBOR + 1.575%, 1.664%, due 11/25/32[2]		164,628	164,725
New Century Home Equity Loan Trust, Series 2005-B, Class M1, 1 mo. USD LIBOR + 0.720%, 0.809%, due 10/25/35[2]		1,480,637	1,471,595
Series 2005-D, Class A2D, 1 mo. USD LIBOR + 0.660%, 0.749%, due 02/25/36[2]		222,991	222,902
OZLM VIII Ltd., Series 2014-8A, Class A1R3, 3 mo. USD LIBOR + 0.980%, 1.155%, due 10/17/29[2,3]		1,490,348	1,490,103

PACE Strategic Fixed Income Investments

Portfolio of investments—January 31, 2022 (unaudited)

	Face amount[1]	Value
Asset-backed securities—(concluded)
RASC Trust, Series 2005-KS11, Class M2, 1 mo. USD LIBOR + 0.630%, 0.719%, due 12/25/35[2]	544,623	$544,772
SASCO Mortgage Loan Trust, Series 2005-GEL1, Class M2, 1 mo. USD LIBOR + 1.350%, 1.439%, due 12/25/34[2]	225,603	226,191
Saxon Asset Securities Trust, Series 2004-1, Class M1, 1 mo. USD LIBOR + 0.795%, 0.884%, due 03/25/35[2]	105,458	103,067
Series 2006-1, Class M1, 1 mo. USD LIBOR + 0.465%, 0.554%, due 03/25/36[2]	1,156,743	1,155,580
Securitized Asset Backed Receivables LLC Trust, Series 2006-FR2, Class A3, 1 mo. USD LIBOR + 0.500%, 0.589%, due 03/25/36[2]	1,676,022	1,317,081
Soundview Home Loan Trust, Series 2006-OPT3, Class 2A4, 1 mo. USD LIBOR + 0.250%, 0.339%, due 06/25/36[2]	2,675,000	2,674,603
Structured Asset Securities Corp., Series 2001-SB1, Class A2, 3.375%, due 08/25/31	88,066	87,267
Series 2005-WF1, Class M1, 1 mo. USD LIBOR + 0.660%, 0.749%, due 02/25/35[2]	68,223	68,223
Sunrun Demeter Issuer, Series 2021-2A, Class A, 2.270%, due 01/30/57[3]	1,389,725	1,356,524
TICP CLO III-2 Ltd., Series 2018-3R, Class A, 3 mo. USD LIBOR + 0.840%, 0.972%, due 04/20/28[2,3]	619,673	619,848
TRTX Issuer Ltd., Series 2019-FL3, Class A, SOFR + 1.264%, 1.315%, due 10/15/34[2,3]	1,207,392	1,206,996
United States Small Business Administration, Series 2002-20K, Class 1, 5.080%, due 11/01/22	26,267	26,630
Series 2005-20H, Class 1, 5.110%, due 08/01/25	79,358	82,068
Series 2007-20D, Class 1, 5.320%, due 04/01/27	299,280	314,776
Utah State Board of Regents, Series 2017-1, Class A, 1 mo. USD LIBOR + 0.750%, 0.839%, due 01/25/57[2]	514,154	503,141
Total asset-backed securities (cost—$33,221,318)		34,304,782
	Face amount[1]	Value
Corporate bonds—47.9%
Advertising—0.0%†
Outfront Media Capital LLC/Outfront Media Capital Corp. 5.000%, due 08/15/27[3]	16,000	$15,875
Aerospace & defense—0.9%
Boeing Co. 1.433%, due 02/04/24	1,700,000	1,682,312
2.750%, due 02/01/26	1,700,000	1,721,755
5.805%, due 05/01/50	340,000	427,487
Spirit AeroSystems, Inc. 3.950%, due 06/15/23[6]	1,500,000	1,496,250
5.500%, due 01/15/25[3]	85,000	87,125
7.500%, due 04/15/25[3]	95,000	98,533
TransDigm, Inc. 6.375%, due 06/15/26	135,000	137,363
7.500%, due 03/15/27	225,000	233,480
		5,884,305
Agriculture—0.9%
BAT Capital Corp. 3.734%, due 09/25/40	220,000	197,977
Imperial Brands Finance PLC 3.500%, due 02/11/23[3]	3,755,000	3,813,159
3.750%, due 07/21/22[3]	1,600,000	1,612,963
MHP SE 7.750%, due 05/10/24[3]	65,000	58,837
		5,682,936
Airlines—1.6%
Air Canada 3.875%, due 08/15/26[3]	110,000	107,293
American Airlines Pass-Through Trust, Series 2013-2, 4.950%, due 01/15/23	446,769	448,919
Series 2016-3, Class B, 3.750%, due 10/15/25	268,283	256,570
Series 2017-2, Class A, 3.600%, due 10/15/29	810,571	782,220
Series AA, 3.200%, due 06/15/28	1,376,100	1,372,364
Series AA, 3.600%, due 09/22/27	1,405,009	1,438,034
American Airlines, Inc. 11.750%, due 07/15/25[3]	125,000	151,304
American Airlines, Inc./AAdvantage Loyalty IP Ltd. 5.500%, due 04/20/26[3]	240,000	245,700
5.750%, due 04/20/29[3]	195,000	199,631
Continental Airlines Pass-Through Trust, Series 2012-2, Class A, 4.000%, due 10/29/24	961,910	987,690
JetBlue Pass Through Trust, Series 2019-1, Class A, 2.950%, due 05/15/28	2,012,230	1,969,550

PACE Strategic Fixed Income Investments

Portfolio of investments—January 31, 2022 (unaudited)

	Face amount[1]		Value
Corporate bonds—(continued)
Airlines—(concluded)
Mileage Plus Holdings LLC/Mileage Plus Intellectual Property Assets Ltd. 6.500%, due 06/20/27[3]		210,000	$223,125
Spirit Airlines Pass Through Trust, Series 2015-1A, 4.100%, due 04/01/28		395,883	402,418
United Airlines Holdings, Inc. 4.875%, due 01/15/25		65,000	65,390
5.000%, due 02/01/24		65,000	65,992
United Airlines Pass-Through Trust, Series 20-1, 5.875%, due 10/15/27		140,011	150,601
Series 2012-1, Class A, 4.150%, due 04/11/24		1,337,774	1,375,003
United Airlines, Inc. 4.625%, due 04/15/29[3]		80,000	79,158
			10,320,962
Apparel—0.0%†
Crocs, Inc. 4.125%, due 08/15/31[3]		135,000	120,487
Auto manufacturers—3.2%
Daimler Trucks Finance North America LLC SOFR + 0.750%, 0.800%, due 12/13/24[2,3]		1,400,000	1,402,004
2.000%, due 12/14/26[3]		1,300,000	1,273,341
Ford Motor Co. 3.250%, due 02/12/32		20,000	19,027
4.750%, due 01/15/43		275,000	281,061
5.291%, due 12/08/46		105,000	115,237
9.625%, due 04/22/30		155,000	217,775
Ford Motor Credit Co. LLC 2.330%, due 11/25/25	EUR	1,200,000	1,382,114
3.375%, due 11/13/25		1,400,000	1,401,568
3.810%, due 01/09/24		300,000	303,375
4.000%, due 11/13/30		200,000	201,044
5.125%, due 06/16/25		1,700,000	1,787,125
General Motors Co. 5.150%, due 04/01/38		280,000	318,137
General Motors Financial Co., Inc. 3 mo. Euribor + 0.550%, 0.007%, due 03/26/22[2,7]	EUR	1,200,000	1,348,669
Harley-Davidson Financial Services, Inc. 2.550%, due 06/09/22[3]		1,100,000	1,103,868
Hyundai Capital America 5.875%, due 04/07/25[3,6]		1,200,000	1,331,469
Jaguar Land Rover Automotive PLC 5.500%, due 07/15/29[3]		340,000	328,148
Nissan Motor Acceptance LLC 2.000%, due 03/09/26[3]		900,000	869,960
2.750%, due 03/09/28[3]		1,400,000	1,358,152
Nissan Motor Co. Ltd. 3.522%, due 09/17/25[3]		1,400,000	1,444,584
4.810%, due 09/17/30[3]		1,400,000	1,515,714
	Face amount[1]		Value
Corporate bonds—(continued)
Auto manufacturers—(concluded)
Volkswagen Bank GmbH 2.500%, due 07/31/26[7]	EUR	1,200,000	$1,446,468
Volkswagen Group of America Finance LLC 2.850%, due 09/26/24[3]		1,500,000	1,535,994
			20,984,834
Auto parts & equipment—0.1%
Dana, Inc. 4.500%, due 02/15/32		80,000	76,400
Goodyear Tire & Rubber Co. 5.000%, due 07/15/29[3]		95,000	95,048
5.250%, due 04/30/31		155,000	156,356
IHO Verwaltungs GmbH 6.375% Cash or 7.125% PIK, 6.375%, due 05/15/29[3,8]		270,000	283,462
Tenneco, Inc. 7.875%, due 01/15/29[3]		60,000	63,760
			675,026
Banks—7.5%
ABN AMRO Bank NV (fixed, converts to FRN on 03/13/32), 3.324%, due 03/13/37[3]		200,000	191,549
Banco Santander SA (fixed, converts to FRN on 02/08/24), 7.500%, due 02/08/24[7,9]		200,000	212,462
Bank of America Corp. (fixed, converts to FRN on 09/21/31), 2.482%, due 09/21/36		440,000	408,363
(fixed, converts to FRN on 02/13/30), 2.496%, due 02/13/31		290,000	281,790
(fixed, converts to FRN on 04/29/30), 2.592%, due 04/29/31		1,600,000	1,567,415
4.000%, due 01/22/25		1,500,000	1,578,709
(fixed, converts to FRN on 03/20/50), 4.083%, due 03/20/51		280,000	314,674
4.125%, due 01/22/24		2,200,000	2,310,811
4.375%, due 01/27/27[9]		145,000	143,202
Series FF, (fixed, converts to FRN on 03/15/28), 5.875%, due 03/15/28[9]		85,000	89,887
Series JJ, (fixed, converts to FRN on 06/20/24), 5.125%, due 06/20/24[9]		86,000	88,795
Series MM, (fixed, converts to FRN on 01/28/25), 4.300%, due 01/28/25[9]		45,000	44,325
Series X, (fixed, converts to FRN on 09/05/24), 6.250%, due 09/05/24[9]		102,000	108,120
Barclays Bank PLC 7.625%, due 11/21/22		391,000	409,504
Barclays PLC (fixed, converts to FRN on 02/15/22), 4.610%, due 02/15/23		1,100,000	1,101,274
4.836%, due 05/09/28		535,000	575,949

PACE Strategic Fixed Income Investments

Portfolio of investments—January 31, 2022 (unaudited)

	Face amount[1]	Value
Corporate bonds—(continued)
Banks—(continued)
(fixed, converts to FRN on 05/16/28), 4.972%, due 05/16/29	1,100,000	$1,220,809
(fixed, converts to FRN on 06/15/26), 6.125%, due 12/15/25[6,9]	200,000	212,690
BNP Paribas SA 4.625%, due 01/12/27[3,9]	200,000	196,600
(fixed, converts to FRN on 03/25/24), 6.625%, due 03/25/24[3,9]	200,000	210,940
Citigroup, Inc. (fixed, converts to FRN on 11/05/29), 2.976%, due 11/05/30	200,000	201,149
(fixed, converts to FRN on 01/10/27), 3.887%, due 01/10/28	755,000	800,490
4.400%, due 06/10/25	980,000	1,043,771
Series U, (fixed, converts to FRN on 09/12/24), 5.000%, due 09/12/24[9]	89,000	89,991
Series V, (fixed, converts to FRN on 01/30/25), 4.700%, due 01/30/25[9]	52,000	52,068
Citizens Financial Group, Inc., Series B, (fixed, converts to FRN on 07/06/23), 6.000%, due 07/06/23[9]	60,000	60,750
Series C, (fixed, converts to FRN on 04/06/24), 6.375%, due 04/06/24[9]	80,000	82,000
Credit Suisse AG 6.500%, due 08/08/23[3]	500,000	533,460
Credit Suisse Group AG (fixed, converts to FRN on 05/14/31), 3.091%, due 05/14/32[3]	310,000	301,072
(fixed, converts to FRN on 06/12/23), 4.207%, due 06/12/24[3]	1,600,000	1,649,630
(fixed, converts to FRN on 08/11/27), 5.250%, due 02/11/27[3,9]	200,000	199,440
(fixed, converts to FRN on 12/18/24), 6.250%, due 12/18/24[3,9]	800,000	839,000
(fixed, converts to FRN on 12/11/23), 7.500%, due 12/11/23[3,9]	700,000	746,018
Deutsche Bank AG 3.950%, due 02/27/23	1,300,000	1,333,785
(fixed, converts to FRN on 11/26/24), 3.961%, due 11/26/25	1,500,000	1,561,453
Discover Bank 4.200%, due 08/08/23	1,600,000	1,664,395
Fifth Third Bancorp, Series H, (fixed, converts to FRN on 06/30/23), 5.100%, due 06/30/23[9]	115,000	114,856
Goldman Sachs Group, Inc. 3 mo. USD LIBOR + 1.750%, 1.886%, due 10/28/27[2]	1,100,000	1,152,427
(fixed, converts to FRN on 04/22/31), 2.615%, due 04/22/32	615,000	595,823
	Face amount[1]	Value
Corporate bonds—(continued)
Banks—(continued)
(fixed, converts to FRN on 10/31/37), 4.017%, due 10/31/38	290,000	$313,681
Series O, (fixed, converts to FRN on 11/10/26), 5.300%, due 11/10/26[9]	104,000	111,540
Series R, (fixed, converts to FRN on 02/10/25), 4.950%, due 02/10/25[9]	39,000	40,119
Series T, (fixed, converts to FRN on 05/10/26), 3.800%, due 05/10/26[9]	35,000	33,663
Series U, (fixed, converts to FRN on 08/10/26), 3.650%, due 08/10/26[9]	75,000	71,344
Series V, (fixed, converts to FRN on 11/10/26), 4.125%, due 11/10/26[9]	120,000	117,150
Grupo Aval Ltd. 4.375%, due 02/04/30[3]	75,000	70,139
HSBC Holdings PLC (fixed, converts to FRN on 09/09/31), 4.700%, due 03/09/31[6,9]	200,000	193,000
(fixed, converts to FRN on 05/22/27), 6.000%, due 05/22/27[9]	870,000	918,398
Huntington Bancshares, Inc., Series E, (fixed, converts to FRN on 04/15/23), 5.700%, due 04/15/23[9]	124,000	124,620
ING Groep N.V. (fixed, converts to FRN on 11/16/27), 3.875%, due 05/16/27[9]	227,000	207,705
(fixed, converts to FRN on 11/16/26), 5.750%, due 11/16/26[9]	200,000	210,250
Intesa Sanpaolo SpA, Series XR, 4.000%, due 09/23/29[3]	1,500,000	1,564,310
JPMorgan Chase & Co. (fixed, converts to FRN on 09/22/26), 1.470%, due 09/22/27	1,600,000	1,529,911
(fixed, converts to FRN on 04/22/40), 3.109%, due 04/22/41	470,000	457,233
(fixed, converts to FRN on 04/23/28), 4.005%, due 04/23/29	650,000	697,149
Series CC, (fixed, converts to FRN on 11/01/22), 4.625%, due 11/01/22[9]	100,000	97,540
Series FF, (fixed, converts to FRN on 08/01/24), 5.000%, due 08/01/24[9]	95,000	96,662
Series HH, (fixed, converts to FRN on 02/01/25), 4.600%, due 02/01/25[9]	41,000	40,795
Lloyds Bank PLC 7.500%, due 04/02/32[4,7]	2,200,000	1,620,485

PACE Strategic Fixed Income Investments

Portfolio of investments—January 31, 2022 (unaudited)

	Face amount[1]		Value
Corporate bonds—(continued)
Banks—(continued)
Lloyds Banking Group PLC 4.000%, due 03/07/25	AUD	1,700,000	$1,262,680
(fixed, converts to FRN on 09/27/25), 7.500%, due 09/27/25[9]		200,000	221,865
M&T Bank Corp. (fixed, converts to FRN on 09/01/26), 3.500%, due 09/01/26[6,9]		190,000	178,621
Series G, (fixed, converts to FRN on 08/01/24), 5.000%, due 08/01/24[9]		56,000	57,960
Morgan Stanley (fixed, converts to FRN on 09/16/31), 2.484%, due 09/16/36		440,000	408,773
(fixed, converts to FRN on 01/22/30), 2.699%, due 01/22/31		210,000	208,241
(fixed, converts to FRN on 07/22/27), 3.591%, due 07/22/28		535,000	561,393
Natwest Group PLC (fixed, converts to FRN on 11/28/30), 3.032%, due 11/28/35		550,000	523,096
PNC Financial Services Group, Inc., Series S, (fixed, converts to FRN on 11/01/26), 5.000%, due 11/01/26[9]		67,000	69,680
Series T, (fixed, converts to FRN on 09/15/26), 3.400%, due 09/15/26[9]		169,000	159,281
Santander Holdings USA, Inc. (fixed, converts to FRN on 01/06/27), 2.490%, due 01/06/28		1,400,000	1,378,464
Skandinaviska Enskilda Banken AB (fixed, converts to FRN on 05/13/25), 5.125%, due 05/13/25[7,9]		200,000	205,158
Societe Generale S.A. 4.250%, due 09/14/23[3]		1,500,000	1,559,586
Standard Chartered PLC (fixed, converts to FRN on 05/21/24), 3.785%, due 05/21/25[3]		1,500,000	1,552,245
(fixed, converts to FRN on 02/19/29), 4.300%, due 08/19/28[3,6,9]		210,000	196,350
SVB Financial Group, Series D, (fixed, converts to FRN on 11/15/26), 4.250%, due 11/15/26[9]		245,000	241,172
Truist Financial Corp., Series L, (fixed, converts to FRN on 06/15/22), 5.050%, due 12/15/24[9]		73,000	72,270
Series Q, (fixed, converts to FRN on 09/01/30), 5.100%, due 03/01/30[9]		190,000	206,150
UniCredit SpA 7.830%, due 12/04/23[3]		3,300,000	3,621,750
US Bancorp (fixed, converts to FRN on 01/15/27), 3.700%, due 01/15/27[9]		205,000	197,005
	Face amount[1]	Value
Corporate bonds—(continued)
Banks—(concluded)
Wells Fargo & Co. 3 mo. USD LIBOR + 1.230%, 1.359%, due 10/31/23[2]	1,400,000	$1,411,232
(fixed, converts to FRN on 02/11/30), 2.572%, due 02/11/31	625,000	614,729
(fixed, converts to FRN on 06/17/26), 3.196%, due 06/17/27	1,500,000	1,551,907
Series BB, (fixed, converts to FRN on 03/15/26), 3.900%, due 03/15/26[9]	135,000	133,711
Series S, (fixed, converts to FRN on 06/15/24), 5.900%, due 06/15/24[9]	84,000	86,100
Series U, (fixed, converts to FRN on 06/15/25), 5.875%, due 06/15/25[9]	69,000	73,764
		49,558,323
Beverages—0.8%
Anheuser-Busch InBev Worldwide, Inc. 4.600%, due 06/01/60	1,400,000	1,611,319
Coca-Cola Femsa SAB de CV 1.850%, due 09/01/32	1,400,000	1,272,950
Constellation Brands, Inc. 2.250%, due 08/01/31	440,000	416,271
Molson Coors Beverage Co. 4.200%, due 07/15/46	300,000	312,952
Suntory Holdings Ltd. 2.250%, due 10/16/24[3]	1,500,000	1,510,325
		5,123,817
Biotechnology—0.2%
Regeneron Pharmaceuticals, Inc. 1.750%, due 09/15/30	1,700,000	1,546,680
Building materials—0.4%
Fortune Brands Home & Security, Inc. 3.250%, due 09/15/29	1,400,000	1,434,467
JELD-WEN, Inc. 4.875%, due 12/15/27[3]	75,000	74,812
Masco Corp. 1.500%, due 02/15/28	1,400,000	1,311,986
Masonite International Corp. 5.375%, due 02/01/28[3]	75,000	77,035
Standard Industries, Inc. 4.375%, due 07/15/30[3]	60,000	57,300
		2,955,600
Chemicals—0.6%
INEOS Quattro Finance 2 PLC 3.375%, due 01/15/26[3]	215,000	210,700
International Flavors & Fragrances, Inc. 2.300%, due 11/01/30[3]	1,400,000	1,320,347
NOVA Chemicals Corp. 4.250%, due 05/15/29[3,6]	95,000	90,488
5.250%, due 06/01/27[3]	280,000	282,724

PACE Strategic Fixed Income Investments

Portfolio of investments—January 31, 2022 (unaudited)

	Face amount[1]	Value
Corporate bonds—(continued)
Chemicals—(concluded)
Olympus Water US Holding Corp. 4.250%, due 10/01/28[3]	200,000	$190,992
SCIH Salt Holdings, Inc. 4.875%, due 05/01/28[3]	100,000	93,750
Syngenta Finance N.V. 4.441%, due 04/24/23[3]	1,600,000	1,630,526
Tronox, Inc. 4.625%, due 03/15/29[3]	295,000	283,633
WR Grace Holdings LLC 5.625%, due 10/01/24[3]	55,000	56,925
		4,160,085
Commercial services—1.5%
ADT Security Corp. 4.125%, due 08/01/29[3]	180,000	169,311
4.875%, due 07/15/32[3]	180,000	172,800
Allied Universal Holdco LLC/Allied Universal Finance Corp/Atlas Luxco 4 Sarl 4.625%, due 06/01/28[3]	200,000	192,038
APi Escrow Corp. 4.750%, due 10/15/29[3]	70,000	68,775
APi Group DE, Inc. 4.125%, due 07/15/29[3]	45,000	43,312
APX Group, Inc. 6.750%, due 02/15/27[3]	255,000	261,867
ASGN, Inc. 4.625%, due 05/15/28[3]	155,000	154,845
CoStar Group, Inc. 2.800%, due 07/15/30[3]	1,300,000	1,262,492
Duke University, Series 2020, 2.682%, due 10/01/44	1,700,000	1,635,869
Emory University, Series 2020, 2.143%, due 09/01/30	1,400,000	1,374,701
Garda World Security Corp. 4.625%, due 02/15/27[3]	370,000	360,972
HealthEquity, Inc. 4.500%, due 10/01/29[3]	115,000	112,412
Korn Ferry 4.625%, due 12/15/27[3]	200,000	203,750
MoneyGram International, Inc. 5.375%, due 08/01/26[3]	60,000	61,795
MPH Acquisition Holdings LLC 5.500%, due 09/01/28[3]	515,000	494,529
5.750%, due 11/01/28[3,6]	145,000	130,461
Nielsen Finance LLC/Nielsen Finance Co. 5.625%, due 10/01/28[3]	420,000	419,328
5.875%, due 10/01/30[3]	165,000	165,302
PayPal Holdings, Inc. 2.850%, due 10/01/29	1,800,000	1,843,601
Prime Security Services Borrower LLC/Prime Finance, Inc. 5.750%, due 04/15/26[3]	460,000	476,744
6.250%, due 01/15/28[3]	120,000	119,528
	Face amount[1]	Value
Corporate bonds—(continued)
Commercial services—(concluded)
United Rentals North America, Inc. 3.750%, due 01/15/32	110,000	$106,109
5.250%, due 01/15/30	35,000	36,750
ZipRecruiter, Inc. 5.000%, due 01/15/30[3]	60,000	59,344
		9,926,635
Computers—0.8%
Apple, Inc. 2.450%, due 08/04/26	610,000	623,217
Dell International LLC/EMC Corp. 4.900%, due 10/01/26	1,300,000	1,426,761
5.850%, due 07/15/25	1,300,000	1,444,726
Presidio Holdings, Inc. 4.875%, due 02/01/27[3]	185,000	188,237
Western Digital Corp. 3.100%, due 02/01/32	260,000	248,188
Wipro IT Services LLC 1.500%, due 06/23/26[3]	1,400,000	1,344,437
		5,275,566
Cosmetics & personal care—0.0%†
Edgewell Personal Care Co. 5.500%, due 06/01/28[3]	215,000	223,062
Natura Cosmeticos SA 4.125%, due 05/03/28[3]	40,000	38,837
		261,899
Distribution & wholesale—0.1%
IAA, Inc. 5.500%, due 06/15/27[3]	70,000	71,838
Resideo Funding, Inc. 4.000%, due 09/01/29[3]	140,000	131,950
Ritchie Bros Holdings, Inc. 4.750%, due 12/15/31[3]	45,000	45,324
Univar Solutions USA, Inc. 5.125%, due 12/01/27[3]	175,000	178,063
		427,175
Diversified financial services—1.8%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust 3.300%, due 01/30/32	290,000	283,110
4.450%, due 04/03/26[6]	1,200,000	1,276,324
Ally Financial, Inc. 2.200%, due 11/02/28	1,400,000	1,334,071
Series B, (fixed, converts to FRN on 05/15/26), 4.700%, due 05/15/26[9]	105,000	103,808
Series C, (fixed, converts to FRN on 05/15/28), 4.700%, due 05/15/28[9]	100,000	99,000
American Express Co. (fixed, converts to FRN on 09/15/26), 3.550%, due 09/15/26[9]	305,000	292,038

PACE Strategic Fixed Income Investments

Portfolio of investments—January 31, 2022 (unaudited)

	Face amount[1]	Value
Corporate bonds—(continued)
Diversified financial services—(concluded)
BGC Partners, Inc. 5.375%, due 07/24/23	1,400,000	$1,463,731
Capital One Financial Corp., Series M, (fixed, converts to FRN on 09/01/26), 3.950%, due 09/01/26[6,9]	235,000	229,713
Charles Schwab Corp. 1.950%, due 12/01/31	1,400,000	1,326,075
Series G, (fixed, converts to FRN on 06/01/25), 5.375%, due 06/01/25[9]	40,000	42,960
Series H, (fixed, converts to FRN on 12/01/30), 4.000%, due 12/01/30[9]	256,000	250,821
Discover Financial Services, Series C, (fixed, converts to FRN on 10/30/27), 5.500%, due 10/30/27[9]	125,000	130,000
Doric Nimrod Air Finance Alpha Ltd, Series 2012-1A, 5.125%, due 11/30/22[3]	86,287	85,480
Global Aircraft Leasing Co. Ltd. 6.500% Cash or 7.250% PIK, 6.500%, due 09/15/24[3,8]	551,872	517,822
Lazard Group LLC 4.375%, due 03/11/29	400,000	438,154
LeasePlan Corp. N.V. 2.875%, due 10/24/24[3]	1,500,000	1,523,758
Lehman Brothers Holdings, Inc. 0.000%, due 12/30/16[10]	1,900,000	9,880
1.000%, due 01/24/13[10]	4,500,000	23,400
1.000%, due 12/30/16[10]	900,000	4,680
LFS Topco LLC 5.875%, due 10/15/26[3]	90,000	92,119
Navient Corp., Series A, 5.625%, due 01/25/25	500,000	488,082
OneMain Finance Corp. 3.500%, due 01/15/27	190,000	180,458
6.875%, due 03/15/25	1,300,000	1,410,500
7.125%, due 03/15/26	260,000	285,827
World Acceptance Corp. 7.000%, due 11/01/26[3]	120,000	115,224
XP, Inc. 3.250%, due 07/01/26[3]	60,000	56,513
		12,063,548
Electric—6.7%
Adani Electricity Mumbai Ltd. 3.949%, due 02/12/30[3]	1,800,000	1,735,650
AES Corp. 2.450%, due 01/15/31	1,400,000	1,319,281
Alabama Power Co., Series 20-A, 1.450%, due 09/15/30	600,000	546,972
	Face amount[1]	Value
Corporate bonds—(continued)
Electric—(continued)
Appalachian Power Co., Series AA, 2.700%, due 04/01/31	1,400,000	$1,383,177
Avangrid, Inc. 3.800%, due 06/01/29	1,600,000	1,709,477
Black Hills Corp. 2.500%, due 06/15/30	1,400,000	1,354,791
Calpine Corp. 3.750%, due 03/01/31[3]	180,000	163,535
4.500%, due 02/15/28[3]	485,000	474,039
4.625%, due 02/01/29[3]	223,000	211,152
5.000%, due 02/01/31[3]	184,000	174,340
5.125%, due 03/15/28[3]	95,000	92,675
Commonwealth Edison Co. 3.700%, due 03/01/45	745,000	782,470
Dominion Energy, Inc., Series C, 2.250%, due 08/15/31[6]	1,400,000	1,332,355
Series C, (fixed, converts to FRN on 04/15/27), 4.350%, due 01/15/27[9]	60,000	60,450
Duke Energy Progress LLC 2.000%, due 08/15/31	1,400,000	1,324,709
Edison International 2.950%, due 03/15/23	1,500,000	1,515,607
Series B, (fixed, converts to FRN on 03/15/27), 5.000%, due 12/15/26[9]	350,000	348,663
Entergy Gulf States Louisiana LLC 5.590%, due 10/01/24	2,207,000	2,418,590
Exelon Corp. 4.700%, due 04/15/50	160,000	189,624
FirstEnergy Corp., Series C, 5.350%, due 07/15/47[4]	145,000	157,652
Idaho Power Co., Series K, 4.200%, due 03/01/48	1,400,000	1,670,025
IPALCO Enterprises, Inc. 4.250%, due 05/01/30	1,200,000	1,269,982
Leeward Renewable Energy Operations LLC 4.250%, due 07/01/29[3]	95,000	92,863
MidAmerican Energy Co. 3.650%, due 04/15/29	1,400,000	1,513,406
Monongahela Power Co. 3.550%, due 05/15/27[3,6]	1,800,000	1,899,954
New York State Electric & Gas Corp. 2.150%, due 10/01/31[3]	1,400,000	1,341,258
NextEra Energy Capital Holdings, Inc. 3.550%, due 05/01/27	1,700,000	1,793,681
Niagara Mohawk Power Corp. 4.278%, due 12/15/28[3]	2,100,000	2,270,787
Northern States Power Co. 2.900%, due 03/01/50	1,300,000	1,241,066

PACE Strategic Fixed Income Investments

Portfolio of investments—January 31, 2022 (unaudited)

	Face amount[1]	Value
Corporate bonds—(continued)
Electric—(concluded)
NRG Energy, Inc. 3.625%, due 02/15/31[3]	280,000	$259,700
5.250%, due 06/15/29[3]	180,000	185,220
5.750%, due 01/15/28	150,000	155,249
Pacific Gas and Electric Co. 1.750%, due 06/16/22	1,400,000	1,399,518
3.150%, due 01/01/26	500,000	501,624
3.400%, due 08/15/24[6]	1,400,000	1,432,062
3.750%, due 02/15/24	1,600,000	1,643,808
4.300%, due 03/15/45	425,000	398,322
San Diego Gas & Electric Co., Series VVV, 1.700%, due 10/01/30	1,400,000	1,297,015
Southern California Edison Co. SOFR + 0.470%, 0.520%, due 12/02/22[2]	1,500,000	1,501,250
Southern Co., Series A, 3.700%, due 04/30/30	1,200,000	1,266,371
Series B, (fixed, converts to FRN on 01/15/26), 4.000%, due 01/15/51	575,000	579,318
Southwestern Electric Power Co., Series M, 4.100%, due 09/15/28	1,200,000	1,293,939
Vistra Operations Co. LLC 4.375%, due 05/01/29[3]	125,000	120,625
5.000%, due 07/31/27[3]	290,000	292,291
5.500%, due 09/01/26[3]	60,000	61,200
WEC Energy Group, Inc. 1.800%, due 10/15/30	1,300,000	1,198,766
		43,974,509
Electrical components & equipment—0.0%†
Energizer Holdings, Inc. 4.375%, due 03/31/29[3]	90,000	85,068
4.750%, due 06/15/28[3]	245,000	238,875
		323,943
Electronics—0.0%†
Imola Merger Corp. 4.750%, due 05/15/29[3]	285,000	277,296
Energy-Alternate Sources—0.4%
Azure Power Solar Energy Pvt Ltd. 5.650%, due 12/24/24[3,6]	1,500,000	1,551,844
FS Luxembourg Sarl 10.000%, due 12/15/25[3]	20,000	21,300
Greenko Solar Mauritius Ltd. 5.950%, due 07/29/26[3]	1,300,000	1,342,250
		2,915,394
	Face amount[1]	Value
Corporate bonds—(continued)
Engineering & construction—0.3%
Global Infrastructure Solutions, Inc. 5.625%, due 06/01/29[3]	195,000	$195,712
Sydney Airport Finance Co. Pty Ltd. 3.375%, due 04/30/25[3]	1,800,000	1,864,980
		2,060,692
Entertainment—0.2%
Caesars Entertainment, Inc. 6.250%, due 07/01/25[3]	220,000	227,649
Caesars Resort Collection LLC/CRC Finco, Inc. 5.750%, due 07/01/25[3]	85,000	87,525
Cedar Fair LP 5.250%, due 07/15/29[6]	25,000	25,028
Cedar Fair LP/Canada's Wonderland Co./Magnum Management Corp./Millennium Op 5.375%, due 04/15/27	35,000	35,438
5.500%, due 05/01/25[3]	110,000	113,300
Churchill Downs, Inc. 5.500%, due 04/01/27[3]	265,000	272,128
Live Nation Entertainment, Inc. 4.750%, due 10/15/27[3]	65,000	64,042
4.875%, due 11/01/24[3]	60,000	60,420
6.500%, due 05/15/27[3]	250,000	269,080
Midwest Gaming Borrower LLC/Midwest Gaming Finance Corp. 4.875%, due 05/01/29[3]	145,000	141,665
Raptor Acquisition Corp./Raptor Co-Issuer LLC 4.875%, due 11/01/26[3]	50,000	49,500
Six Flags Entertainment Corp. 4.875%, due 07/31/24[3]	55,000	55,098
Six Flags Theme Parks, Inc. 7.000%, due 07/01/25[3]	125,000	130,312
		1,531,185
Environmental control—0.1%
GFL Environmental, Inc. 4.750%, due 06/15/29[3]	290,000	281,300
Harsco Corp. 5.750%, due 07/31/27[3]	230,000	232,896
		514,196
Food—0.5%
Kraft Heinz Foods Co. 7.125%, due 08/01/39[3]	1,200,000	1,695,128
Kroger Co. 5.400%, due 01/15/49	115,000	149,167
Performance Food Group, Inc. 4.250%, due 08/01/29[3]	110,000	103,214
5.500%, due 10/15/27[3]	95,000	97,191
Pilgrim's Pride Corp. 3.500%, due 03/01/32[3]	85,000	80,945
4.250%, due 04/15/31[3]	145,000	143,070
Post Holdings, Inc. 4.500%, due 09/15/31[3]	155,000	147,515
4.625%, due 04/15/30[3]	115,000	110,831
5.625%, due 01/15/28[3]	35,000	35,939

PACE Strategic Fixed Income Investments

Portfolio of investments—January 31, 2022 (unaudited)

	Face amount[1]	Value
Corporate bonds—(continued)
Food—(concluded)
Sysco Corp. 6.600%, due 04/01/50	184,000	$268,347
US Foods, Inc. 4.625%, due 06/01/30[3]	75,000	72,937
6.250%, due 04/15/25[3]	165,000	170,554
		3,074,838
Food Service—0.1%
Aramark Services, Inc. 5.000%, due 04/01/25[3]	300,000	303,960
5.000%, due 02/01/28[3]	530,000	526,025
		829,985
Gas—0.5%
National Fuel Gas Co. 2.950%, due 03/01/31	1,900,000	1,849,531
NiSource, Inc. 3.600%, due 05/01/30	1,200,000	1,260,004
		3,109,535
Healthcare-products—0.2%
Mozart Debt Merger Sub, Inc. 3.875%, due 04/01/29[3]	105,000	101,189
Thermo Fisher Scientific, Inc. 1.750%, due 10/15/28	1,400,000	1,346,569
		1,447,758
Healthcare-services—0.3%
Acadia Healthcare Co., Inc. 5.000%, due 04/15/29[3]	160,000	157,600
Centene Corp. 3.000%, due 10/15/30	165,000	160,132
CHS/Community Health Systems, Inc. 5.250%, due 05/15/30[3]	125,000	124,463
DaVita, Inc. 4.625%, due 06/01/30[3]	455,000	442,665
HCA, Inc. 4.125%, due 06/15/29	549,000	584,818
5.625%, due 09/01/28	30,000	33,450
5.875%, due 02/01/29	30,000	33,900
Molina Healthcare, Inc. 3.875%, due 05/15/32[3]	165,000	159,225
Tenet Healthcare Corp. 4.625%, due 09/01/24[3]	15,000	15,167
4.625%, due 06/15/28[3]	365,000	361,547
5.125%, due 11/01/27[3]	45,000	45,099
U.S. Acute Care Solutions LLC 6.375%, due 03/01/26[3]	65,000	65,325
		2,183,391
Home builders—0.6%
D.R. Horton, Inc. 4.375%, due 09/15/22	1,400,000	1,416,890
NVR, Inc. 3.950%, due 09/15/22	1,800,000	1,820,489
	Face amount[1]	Value
Corporate bonds—(continued)
Home builders—(concluded)
Shea Homes LP/Shea Homes Funding Corp. 4.750%, due 02/15/28[3]	370,000	$363,987
4.750%, due 04/01/29[3]	40,000	39,283
Taylor Morrison Communities, Inc. 5.750%, due 01/15/28[3]	35,000	37,275
5.875%, due 06/15/27[3]	35,000	37,537
Toll Brothers Finance Corp. 4.350%, due 02/15/28	25,000	26,563
		3,742,024
Household products/wares—0.0%†
Spectrum Brands, Inc. 5.000%, due 10/01/29[3]	15,000	15,488
5.500%, due 07/15/30[3]	55,000	57,337
		72,825
Insurance—1.0%
Alliant Holdings Intermediate LLC/Alliant Holdings Co-Issuer 4.250%, due 10/15/27[3]	330,000	320,925
Equitable Holdings, Inc. 4.350%, due 04/20/28	1,700,000	1,848,911
Fidelity National Financial, Inc. 3.400%, due 06/15/30	1,500,000	1,540,262
GA Global Funding Trust 0.800%, due 09/13/24[3]	1,400,000	1,351,994
Liberty Mutual Group, Inc. (fixed, converts to FRN on 12/15/26), 4.125%, due 12/15/51[3]	110,000	108,350
Reliance Standard Life Global Funding II 3.850%, due 09/19/23[3]	1,400,000	1,446,681
Ryan Specialty Group LLC 4.375%, due 02/01/30[3]	60,000	59,700
		6,676,823
Internet—0.4%
Cars.com, Inc. 6.375%, due 11/01/28[3]	145,000	150,800
Expedia Group, Inc. 3.800%, due 02/15/28	1,400,000	1,453,156
6.250%, due 05/01/25[3]	396,000	441,806
Match Group Holdings II LLC 4.625%, due 06/01/28[3]	145,000	143,188
5.625%, due 02/15/29[3]	135,000	140,400
Netflix, Inc. 5.875%, due 11/15/28	20,000	23,175
6.375%, due 05/15/29	20,000	23,875
Northwest Fiber LLC/Northwest Fiber Finance Sub, Inc. 4.750%, due 04/30/27[3]	80,000	76,200
		2,452,600
Investment companies—0.2%
Owl Rock Capital Corp. 2.875%, due 06/11/28[6]	1,300,000	1,234,492

PACE Strategic Fixed Income Investments

Portfolio of investments—January 31, 2022 (unaudited)

	Face amount[1]	Value
Corporate bonds—(continued)
Iron & steel—0.1%
Allegheny Technologies, Inc. 4.875%, due 10/01/29	35,000	$34,364
5.125%, due 10/01/31	35,000	34,270
CSN Inova Ventures 6.750%, due 01/28/28[3]	145,000	151,437
Metinvest BV 7.650%, due 10/01/27[3]	30,000	25,837
7.750%, due 10/17/29[3]	115,000	98,325
		344,233
Leisure Time—0.2%
Carnival Corp. 4.000%, due 08/01/28[3]	150,000	142,692
5.750%, due 03/01/27[3]	260,000	249,392
7.625%, due 03/01/26[3]	175,000	178,500
9.875%, due 08/01/27[3]	45,000	50,456
Life Time, Inc. 5.750%, due 01/15/26[3]	100,000	100,400
Lindblad Expeditions LLC 6.750%, due 02/15/27[3]	35,000	35,281
Royal Caribbean Cruises Ltd. 5.500%, due 08/31/26[3]	165,000	160,875
5.500%, due 04/01/28[3]	175,000	169,801
7.500%, due 10/15/27	100,000	110,500
		1,197,897
Lodging—0.9%
Las Vegas Sands Corp. 3.200%, due 08/08/24	1,400,000	1,416,460
Marriott International, Inc. 3.600%, due 04/15/24	1,500,000	1,552,798
Melco Resorts Finance Ltd. 5.625%, due 07/17/27[3]	110,000	105,758
Wyndham Hotels & Resorts, Inc. 4.375%, due 08/15/28[3]	175,000	173,635
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp. 5.250%, due 05/15/27[3,6]	140,000	137,735
5.500%, due 03/01/25[3]	2,484,000	2,497,140
Wynn Macau Ltd. 5.500%, due 01/15/26[3]	80,000	75,064
		5,958,590
Machinery-construction & mining—0.0%†
Terex Corp. 5.000%, due 05/15/29[3]	150,000	148,785
Vertiv Group Corp. 4.125%, due 11/15/28[3]	155,000	151,049
		299,834
Media—2.2%
AMC Networks, Inc. 4.250%, due 02/15/29	200,000	192,364
CCO Holdings LLC/CCO Holdings Capital Corp. 4.500%, due 08/15/30[3]	100,000	97,500
4.750%, due 03/01/30[3]	205,000	203,420
	Face amount[1]		Value
Corporate bonds—(continued)
Media—(concluded)
4.750%, due 02/01/32[3]		245,000	$241,006
5.000%, due 02/01/28[3]		210,000	212,562
Charter Communications Operating LLC/Charter Communications Operating Capital 2.250%, due 01/15/29		1,400,000	1,318,302
3.500%, due 06/01/41		1,400,000	1,253,800
4.800%, due 03/01/50		565,000	577,039
Clear Channel Worldwide Holdings, Inc. 5.125%, due 08/15/27[3]		19,000	19,000
Comcast Corp. 2.937%, due 11/01/56[3]		685,000	605,616
CSC Holdings LLC 5.750%, due 01/15/30[3]		810,000	763,247
7.500%, due 04/01/28[3]		325,000	335,965
Discovery Communications LLC 4.650%, due 05/15/50		280,000	303,027
DISH DBS Corp. 5.125%, due 06/01/29		145,000	126,513
5.875%, due 11/15/24		115,000	115,817
7.375%, due 07/01/28		315,000	304,400
7.750%, due 07/01/26		30,000	30,873
Fox Corp. 5.576%, due 01/25/49		310,000	390,808
Radiate Holdco LLC/Radiate Finance, Inc. 4.500%, due 09/15/26[3]		110,000	105,895
Sirius XM Radio, Inc. 4.125%, due 07/01/30[3]		255,000	242,946
5.000%, due 08/01/27[3]		25,000	25,528
5.500%, due 07/01/29[3]		130,000	134,912
Time Warner Entertainment Co. LP 8.375%, due 03/15/23		1,200,000	1,289,352
ViacomCBS, Inc. 4.200%, due 05/19/32		285,000	309,251
4.950%, due 01/15/31[6]		270,000	307,298
Virgin Media Secured Finance PLC 5.000%, due 04/15/27[3]	GBP	2,200,000	3,002,876
5.500%, due 05/15/29[3]		200,000	203,810
Walt Disney Co. 3.600%, due 01/13/51		1,500,000	1,572,106
			14,285,233
Mining—0.1%
Constellium SE 5.625%, due 06/15/28[3]		50,000	51,250
Corp. Nacional del Cobre de Chile 3.150%, due 01/14/30[3]		85,000	84,299
Hudbay Minerals, Inc. 4.500%, due 04/01/26[3]		250,000	246,105
6.125%, due 04/01/29[3]		115,000	119,600
Joseph T Ryerson & Son, Inc. 8.500%, due 08/01/28[3]		54,000	58,185
Volcan Cia Minera SAA 4.375%, due 02/11/26[3]		45,000	43,194
			602,633

PACE Strategic Fixed Income Investments

Portfolio of investments—January 31, 2022 (unaudited)

	Face amount[1]	Value
Corporate bonds—(continued)
Office & business equipment—0.0%†
CDW LLC / CDW Finance Corp. 3.569%, due 12/01/31	175,000	$174,204
Oil & gas—1.0%
Antero Resources Corp. 5.375%, due 03/01/30[3]	110,000	113,828
Ascent Resources Utica Holdings LLC/ARU Finance Corp. 7.000%, due 11/01/26[3]	85,000	84,894
BP Capital Markets America, Inc. 3.633%, due 04/06/30	225,000	239,762
BP Capital Markets PLC (fixed, converts to FRN on 06/22/30), 4.875%, due 03/22/30[9]	540,000	570,375
Chesapeake Energy Corp. 6.750%, due 04/15/29[3]	185,000	197,719
Comstock Resources, Inc. 6.750%, due 03/01/29[3]	150,000	154,318
Continental Resources, Inc. 5.750%, due 01/15/31[3]	1,200,000	1,367,892
CrownRock LP/CrownRock Finance, Inc. 5.625%, due 10/15/25[3]	35,000	35,261
Ecopetrol SA 5.875%, due 05/28/45	65,000	57,160
Hilcorp Energy I LP/Hilcorp Finance Co. 5.750%, due 02/01/29[3]	64,000	65,280
6.000%, due 02/01/31[3]	71,000	72,065
6.250%, due 11/01/28[3]	75,000	77,813
KazMunayGas National Co. JSC 5.750%, due 04/19/47[3]	110,000	121,275
Medco Bell Pte Ltd. 6.375%, due 01/30/27[3]	55,000	53,350
Occidental Petroleum Corp. 3.200%, due 08/15/26	1,200,000	1,179,000
6.600%, due 03/15/46	130,000	163,434
Odebrecht Offshore Drilling Finance Ltd. 6.720%, due 12/01/22[7]	72,216	71,133
7.720%, due 12/01/26[7,8]	1,413,913	280,387
PDC Energy, Inc. 5.750%, due 05/15/26	195,000	198,529
Pertamina Persero PT 6.450%, due 05/30/44[3]	40,000	48,395
Petroleos Mexicanos 6.350%, due 02/12/48	85,000	69,955
7.690%, due 01/23/50	175,000	161,700
Range Resources Corp. 4.875%, due 05/15/25	160,000	163,065
8.250%, due 01/15/29	85,000	93,925
Rio Oil Finance Trust 9.250%, due 07/06/24[3]	676,669	719,087
Rockcliff Energy II LLC 5.500%, due 10/15/29[3]	50,000	50,625
Southwestern Energy Co. 4.750%, due 02/01/32	85,000	84,856
		6,495,083
	Face amount[1]		Value
Corporate bonds—(continued)
Oil & gas services—0.0%†
Odebrecht Oil & Gas Finance Ltd. 0.000%, due 03/03/22[3,9,11]		174,037	$870
TechnipFMC PLC 6.500%, due 02/01/26[3]		110,000	115,116
USA Compression Partners LP/USA Compression Finance Corp. 6.875%, due 09/01/27		45,000	46,211
			162,197
Packaging & containers—0.4%
Intelligent Packaging Ltd. Finco, Inc./Intelligent Packaging Ltd. Co-Issuer LLC 6.000%, due 09/15/28[3]		115,000	114,425
Intertape Polymer Group, Inc. 4.375%, due 06/15/29[3]		560,000	553,000
Pactiv Evergreen Group Issuer LLC / Pactiv Evergreen Group Issuer, Inc. 4.375%, due 10/15/28[3]		175,000	167,562
Trivium Packaging Finance BV 5.500%, due 08/15/26[3]		200,000	201,624
WRKCo, Inc. 4.650%, due 03/15/26		1,200,000	1,314,119
4.900%, due 03/15/29		500,000	563,950
			2,914,680
Pharmaceuticals—1.9%
AbbVie, Inc. 4.250%, due 11/14/28		1,200,000	1,313,002
4.700%, due 05/14/45		120,000	138,630
Bausch Health Cos., Inc. 5.000%, due 01/30/28[3]		145,000	122,162
Bayer US Finance II LLC 3 mo. USD LIBOR + 1.010%, 1.126%, due 12/15/23[2,3]		1,900,000	1,915,312
Cigna Corp. 3 mo. USD LIBOR + 0.890%, 1.014%, due 07/15/23[2]		800,000	807,713
4.375%, due 10/15/28		1,400,000	1,540,711
CVS Health Corp. 2.125%, due 09/15/31[6]		1,400,000	1,319,267
5.050%, due 03/25/48		270,000	330,656
CVS Pass-Through Trust 4.704%, due 01/10/36[3]		2,686,908	2,948,927
Embecta Corp. 5.000%, due 02/15/30[3,5]		255,000	255,319
Organon & Co./Organon Foreign Debt Co-Issuer BV 4.125%, due 04/30/28[3]		200,000	196,804
5.125%, due 04/30/31[3]		200,000	200,000
Teva Pharmaceutical Finance Netherlands II BV 3.250%, due 04/15/22	EUR	1,200,000	1,344,602
Viatris, Inc. 4.000%, due 06/22/50		325,000	321,099
Vizient, Inc. 6.250%, due 05/15/27[3]		55,000	56,375
			12,810,579

PACE Strategic Fixed Income Investments

Portfolio of investments—January 31, 2022 (unaudited)

	Face amount[1]	Value
Corporate bonds—(continued)
Pipelines—1.9%
Antero Midstream Partners LP/Antero Midstream Finance Corp. 5.375%, due 06/15/29[3]	385,000	$387,537
5.750%, due 01/15/28[3]	93,000	94,841
7.875%, due 05/15/26[3]	85,000	91,375
Blue Racer Midstream LLC/Blue Racer Finance Corp. 7.625%, due 12/15/25[3]	55,000	57,475
Buckeye Partners LP 5.600%, due 10/15/44	110,000	99,801
Cheniere Corpus Christi Holdings LLC 7.000%, due 06/30/24	1,600,000	1,747,779
Cheniere Energy Partners LP 4.500%, due 10/01/29	155,000	158,444
CQP Holdco LP/BIP-V Chinook Holdco LLC 5.500%, due 06/15/31[3]	495,000	493,332
DCP Midstream Operating LP 5.600%, due 04/01/44	5,000	5,800
(fixed, converts to FRN on 05/21/23), 5.850%, due 05/21/43[3]	30,000	28,584
6.750%, due 09/15/37[3]	30,000	38,632
DT Midstream, Inc. 4.125%, due 06/15/29[3]	290,000	286,082
Energy Transfer LP 5.250%, due 04/15/29	1,500,000	1,667,392
Series B, (fixed, converts to FRN on 02/15/28), 6.625%, due 02/15/28[9]	750,000	708,750
Series G, (fixed, converts to FRN on 05/15/30), 7.125%, due 05/15/30[9]	760,000	772,825
Enterprise Products Operating LLC 4.200%, due 01/31/50	300,000	317,325
EQM Midstream Partners LP 4.500%, due 01/15/29[3]	60,000	57,301
4.750%, due 01/15/31[3]	60,000	57,430
5.500%, due 07/15/28	175,000	177,119
6.000%, due 07/01/25[3]	40,000	41,300
6.500%, due 07/01/27[3]	130,000	135,850
Genesis Energy LP/Genesis Energy Finance Corp. 6.250%, due 05/15/26	35,000	33,600
6.500%, due 10/01/25	40,000	39,139
8.000%, due 01/15/27	40,000	40,255
Global Partners LP/GLP Finance Corp. 6.875%, due 01/15/29	40,000	41,321
7.000%, due 08/01/27	40,000	41,300
Harvest Midstream I LP 7.500%, due 09/01/28[3]	140,000	145,806
Kinder Morgan, Inc. 5.550%, due 06/01/45	320,000	380,846
7.750%, due 01/15/32	1,400,000	1,897,131
MPLX LP 4.700%, due 04/15/48	378,000	412,245
New Fortress Energy, Inc. 6.500%, due 09/30/26[3]	375,000	350,625
6.750%, due 09/15/25[3]	320,000	303,200
	Face amount[1]		Value
Corporate bonds—(continued)
Pipelines—(concluded)
NuStar Logistics LP 5.625%, due 04/28/27		30,000	$30,713
5.750%, due 10/01/25		60,000	62,625
6.000%, due 06/01/26		35,000	36,711
Plains All American Pipeline LP/PAA Finance Corp. 3.550%, due 12/15/29		185,000	186,633
Tallgrass Energy Partners LP/Tallgrass Energy Finance Corp. 6.000%, due 03/01/27[3]		55,000	55,958
6.000%, due 12/31/30[3]		200,000	191,000
6.000%, due 09/01/31[3]		210,000	200,067
7.500%, due 10/01/25[3]		235,000	247,161
Targa Resources Partners LP/Targa Resources Partners Finance Corp. 5.000%, due 01/15/28		10,000	10,250
5.375%, due 02/01/27		10,000	10,250
6.500%, due 07/15/27		10,000	10,613
6.875%, due 01/15/29		10,000	10,938
Venture Global Calcasieu Pass LLC 3.875%, due 11/01/33[3]		80,000	79,158
4.125%, due 08/15/31[3]		110,000	110,714
Western Midstream Operating LP 4.550%, due 02/01/30[4,6]		65,000	67,763
5.750%, due 02/01/50[4]		100,000	109,710
			12,530,706
Private Equity—0.2%
Carlyle Finance Subsidiary LLC 3.500%, due 09/19/29[3]		1,500,000	1,554,156
Real estate—0.5%
Ontario Teachers' Cadillac Fairview Properties Trust 3.125%, due 03/20/22[3]		300,000	300,643
Realogy Group LLC/Realogy Co-Issuer Corp. 5.250%, due 04/15/30[3]		75,000	71,813
7.625%, due 06/15/25[3]		340,000	360,672
Tesco Property Finance 5 PLC 5.661%, due 10/13/41[7]	GBP	680,125	1,138,512
Vesteda Finance BV 2.500%, due 10/27/22[7]	EUR	1,000,000	1,137,179
			3,008,819
Real estate investment trusts—0.5%
American Finance Trust, Inc./American Finance Operating Partner LP 4.500%, due 09/30/28[3]		210,000	203,700
EPR Properties 3.750%, due 08/15/29		160,000	156,463
Iron Mountain, Inc. 4.875%, due 09/15/27[3]		175,000	175,522
4.875%, due 09/15/29[3]		100,000	98,715
5.000%, due 07/15/28[3]		250,000	249,625
5.250%, due 03/15/28[3]		380,000	385,533
5.250%, due 07/15/30[3]		55,000	54,612
5.625%, due 07/15/32[3]		345,000	348,769

PACE Strategic Fixed Income Investments

Portfolio of investments—January 31, 2022 (unaudited)

	Face amount[1]	Value
Corporate bonds—(continued)
Real estate investment trusts—(concluded)
MGM Growth Properties Operating Partnership LP/MGP Finance Co-Issuer, Inc. 4.500%, due 01/15/28	10,000	$10,550
Park Intermediate Holdings LLC/PK Domestic Property LLC/PK Finance Co-Issuer 4.875%, due 05/15/29[3]	165,000	163,089
5.875%, due 10/01/28[3]	130,000	133,043
7.500%, due 06/01/25[3]	140,000	146,720
RHP Hotel Properties LP/RHP Finance Corp. 4.750%, due 10/15/27	345,000	339,757
RLJ Lodging Trust LP 4.000%, due 09/15/29[3]	140,000	131,950
Service Properties Trust 4.950%, due 02/15/27	175,000	162,750
Uniti Group LP/Uniti Group Finance, Inc./CSL Capital LLC 4.750%, due 04/15/28[3]	635,000	615,614
XHR LP 4.875%, due 06/01/29[3]	135,000	132,368
		3,508,780
Retail—0.7%
1011778 BC ULC/New Red Finance, Inc. 4.000%, due 10/15/30[3]	145,000	134,222
7-Eleven, Inc. 0.950%, due 02/10/26[3]	1,578,000	1,500,295
Arko Corp. 5.125%, due 11/15/29[3]	160,000	152,216
Asbury Automotive Group, Inc. 4.625%, due 11/15/29[3]	40,000	39,361
5.000%, due 02/15/32[3]	25,000	24,804
Bath & Body Works, Inc. 6.625%, due 10/01/30[3]	200,000	214,638
Gap, Inc. 3.625%, due 10/01/29[3]	55,000	51,161
3.875%, due 10/01/31[3]	65,000	60,321
GYP Holdings III Corp. 4.625%, due 05/01/29[3]	80,000	77,700
Ken Garff Automotive LLC 4.875%, due 09/15/28[3]	95,000	91,843
LCM Investments Holdings II LLC 4.875%, due 05/01/29[3]	155,000	149,285
McDonald's Corp. 3.625%, due 09/01/49	130,000	132,840
Starbucks Corp. 2.550%, due 11/15/30	1,700,000	1,675,923
		4,304,609
Semiconductors—1.8%
Broadcom, Inc. 3.137%, due 11/15/35[3]	3,762,000	3,565,943
3.419%, due 04/15/33[3]	800,000	796,869
3.500%, due 02/15/41[3]	285,000	270,613
4.110%, due 09/15/28	1,468,000	1,562,582
Micron Technology, Inc. 4.975%, due 02/06/26	1,400,000	1,526,660
	Face amount[1]		Value
Corporate bonds—(continued)
Semiconductors—(concluded)
NXP BV/NXP Funding LLC 4.875%, due 03/01/24[3]		1,500,000	$1,587,975
QUALCOMM, Inc. 4.800%, due 05/20/45		2,000,000	2,471,842
			11,782,484
Shipbuilding—0.2%
Huntington Ingalls Industries, Inc. 2.043%, due 08/16/28[3]		1,400,000	1,332,579
Software—0.8%
Citrix Systems, Inc. 3.300%, due 03/01/30		1,100,000	1,101,515
Clarivate Science Holdings Corp. 3.875%, due 07/01/28[3]		110,000	104,935
Consensus Cloud Solutions, Inc. 6.500%, due 10/15/28[3]		55,000	56,409
Electronic Arts, Inc. 1.850%, due 02/15/31		1,700,000	1,579,892
Open Text Corp. 3.875%, due 12/01/29[3]		95,000	91,236
Open Text Holdings, Inc. 4.125%, due 12/01/31[3]		60,000	57,900
Oracle Corp. 3.850%, due 04/01/60		1,400,000	1,242,351
3.950%, due 03/25/51		375,000	353,385
4.000%, due 11/15/47		345,000	327,227
Rackspace Technology Global, Inc. 3.500%, due 02/15/28[3]		155,000	144,648
Ziff Davis, Inc. 4.625%, due 10/15/30[3]		218,000	213,476
			5,272,974
Telecommunications—2.0%
Altice France SA 5.125%, due 07/15/29[3]		670,000	622,122
5.875%, due 02/01/27[3]	EUR	1,100,000	1,275,464
AT&T, Inc. 3.500%, due 09/15/53		335,000	318,326
3.650%, due 06/01/51		115,000	112,417
4.500%, due 03/09/48		441,000	486,359
C&W Senior Financing DAC 6.875%, due 09/15/27[3]		50,000	52,103
Ciena Corp. 4.000%, due 01/31/30[3]		65,000	64,350
CommScope, Inc. 4.750%, due 09/01/29[3]		655,000	627,444
Consolidated Communications, Inc. 5.000%, due 10/01/28[3,6]		115,000	111,429
6.500%, due 10/01/28[3]		105,000	108,119
Frontier Communications Holdings LLC 5.875%, due 10/15/27[3]		230,000	236,831
Level 3 Financing, Inc. 3.750%, due 07/15/29[3]		75,000	68,438
3.875%, due 11/15/29[3]		1,200,000	1,179,564
4.625%, due 09/15/27[3]		235,000	233,848

PACE Strategic Fixed Income Investments

Portfolio of investments—January 31, 2022 (unaudited)

	Face amount[1]		Value
Corporate bonds—(concluded)
Telecommunications—(concluded)
Lumen Technologies, Inc. 4.500%, due 01/15/29[3]		105,000	$96,220
5.375%, due 06/15/29[3]		155,000	146,954
Motorola Solutions, Inc. 2.300%, due 11/15/30		1,400,000	1,308,503
Oztel Holdings SPC Ltd. 6.625%, due 04/24/28[3]		115,000	123,510
T-Mobile USA, Inc. 2.550%, due 02/15/31		1,300,000	1,237,998
3.400%, due 10/15/52[3]		370,000	340,444
4.500%, due 04/15/50		285,000	312,243
Verizon Communications, Inc. 2.355%, due 03/15/32[3]		350,000	332,368
2.550%, due 03/21/31		1,600,000	1,562,387
2.850%, due 09/03/41		1,700,000	1,586,910
Vmed O2 UK Financing I PLC 4.750%, due 07/15/31[3]		435,000	415,721
			12,960,072
Transportation—0.3%
AP Moller—Maersk A/S 4.500%, due 06/20/29[3]		1,500,000	1,659,157
MV24 Capital BV 6.748%, due 06/01/34[3]		36,123	36,096
			1,695,253
Trucking & leasing—0.3%
SMBC Aviation Capital Finance DAC 4.125%, due 07/15/23[3]		1,600,000	1,652,160
Water—0.0%†
Solaris Midstream Holdings LLC 7.625%, due 04/01/26[3]		115,000	118,752
Total corporate bonds (cost—$319,484,998)			316,371,746
Loan assignments—0.5%
Broadcast—0.5%
Hilton Worldwide Finance LLC, 2019 Term Loan B2,
1 mo. USD LIBOR + 1.750%, 0.019%, due 06/22/26[2] (cost—$3,504,375)		3,524,014	3,491,311
Mortgage-backed securities—11.6%
1211 Avenue of the Americas Trust, Series 2015-1211, Class A1A1, 3.901%, due 08/10/35[3]		1,500,000	1,567,221
Adjustable Rate Mortgage Trust, Series 2005-5, Class 2A1, 2.595%, due 09/25/35[12]		43,330	40,927
Alba PLC, Series 2007-1, Class A3, 3 mo. GBP LIBOR + 0.170%, 0.241%, due 03/17/39[2,7]	GBP	348,236	454,141
Alternative Loan Trust, Series 2003-J3, Class 2A1, 6.250%, due 12/25/33		13,408	13,705
	Face amount[1]	Value
Mortgage-backed securities—(continued)
Series 2005-62, Class 2A1, 12 mo. MTA + 1.000%, 1.087%, due 12/25/35[2]	99,874	$91,765
Series 2006-14CB, Class A1, 6.000%, due 06/25/36	1,338,043	985,045
Series 2006-41CB, Class 1A9, 6.000%, due 01/25/37	335,647	249,602
Ashford Hospitality Trust, Series 2018-KEYS, Class A, 1 mo. USD LIBOR + 1.000%, 1.090%, due 06/15/35[2,3]	1,500,000	1,500,865
BAMLL Commercial Mortgage Securities Trust, Series 2012-PARK, Class A, 2.959%, due 12/10/30[3]	1,000,000	1,009,903
Banc of America Funding Trust, Series 2005-D, Class A1, 2.785%, due 05/25/35[12]	215,292	221,915
Bank of America Mortgage Trust, Series 2002-G, Class 1A3, 4.126%, due 07/20/32[12]	83	85
BBCCRE Trust, Series 2015-GTP, Class A, 3.966%, due 08/10/33[3]	3,600,000	3,773,958
Bear Stearns Alternative Loan Trust-A Trust, Series 2003-3, Class 1A, 2.169%, due 10/25/33[12]	3,117	3,188
Series 2004-9, Class 2A1, 2.825%, due 09/25/34[12]	123,216	127,217
Series 2005-7, Class 22A1, 2.894%, due 09/25/35[12]	296,310	222,188
Series 2006-1, Class 21A2, 3.030%, due 02/25/36[12]	405,240	336,394
Bear Stearns ARM Trust, Series 2003-1, Class 6A1, 2.500%, due 04/25/33[12]	4,517	4,790
Series 2003-5, Class 2A1, 2.576%, due 08/25/33[12]	48,860	49,159
Series 2004-3, Class 1A2, 3.131%, due 07/25/34[12]	47,163	45,930
Series 2004-6, Class 2A1, 3.363%, due 09/25/34[12]	250,459	248,666
Series 2004-7, Class 1A1, 0.000%, due 10/25/34[12]	98,275	91,761
Chase Mortgage Finance Corp., Series 2005-S3, Class A10, 5.500%, due 11/25/35	940,319	861,016
Series 2007-S6, Class 2A1, 5.500%, due 12/25/22	502,533	275,410
Citigroup Commercial Mortgage Trust, Series 2015-GC27, Class XA, 1.333%, due 02/10/48[12]	3,026,046	100,597
Citigroup Mortgage Loan Trust, Inc., Series 2005-11, Class A1A, 1 year CMT + 2.400%, 2.470%, due 05/25/35[2]	34,451	34,901
Series 2005-4, Class A, 2.664%, due 08/25/35[12]	144,189	149,366

PACE Strategic Fixed Income Investments

Portfolio of investments—January 31, 2022 (unaudited)

	Face amount[1]	Value
Mortgage-backed securities—(continued)
Series 2005-6, Class A2, 1 year CMT + 2.150%, 2.210%, due 09/25/35[2]	9,363	$9,787
Series 2005-6, Class A3, 1 year CMT + 1.800%, 1.860%, due 09/25/35[2]	1,792	1,829
COMM Mortgage Trust, Series 2014-LC15, Class XA, 1.065%, due 04/10/47[12]	7,666,451	139,257
Series 2014-UBS3, Class XA, 1.066%, due 06/10/47[12]	2,738,957	54,630
Connecticut Avenue Securities Trust, Series 2022-R01, Class 1M2, SOFR + 1.900%, 1.950%, due 12/25/41[2,3]	343,000	343,615
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2004-12, Class 11A2, 3.002%, due 08/25/34[12]	37,921	38,572
Series 2004-12, Class 12A1, 2.736%, due 08/25/34[12]	27	27
Series 2005-HYB9, Class 5A1, 12 mo. USD LIBOR + 1.750%, 1.991%, due 02/20/36[2]	110,409	109,085
CSMC Trust, Series 2021-JR2, Class A1, 2.215%, due 11/25/61[3,12]	1,135,941	1,123,271
DSLA Mortgage Loan Trust, Series 2005-AR4, Class 2A1A, 1 mo. USD LIBOR + 0.520%, 0.600%, due 08/19/45[2]	116,307	113,037
Extended Stay America Trust, Series 2021-ESH, Class A, 1 mo. USD LIBOR + 1.080%, 1.171%, due 07/15/38[2,3]	1,391,436	1,390,598
FHLMC GNMA, Series 23, Class KZ, 6.500%, due 11/25/23	5,037	5,197
FHLMC REMIC, Series 1367, Class KA, 6.500%, due 09/15/22	20	20
Series 1502, Class PX, 7.000%, due 04/15/23	14,397	14,769
Series 1503, Class PZ, 7.000%, due 05/15/23	4,483	4,619
Series 1534, Class Z, 5.000%, due 06/15/23	3,834	3,889
Series 1562, Class Z, 7.000%, due 07/15/23	8,595	8,874
Series 1694, Class Z, 6.500%, due 03/15/24	4,444	4,648
Series 2061, Class Z, 6.500%, due 06/15/28	25,924	28,491
Series 2400, Class FQ, 1 mo. USD LIBOR + 0.500%, 0.589%, due 01/15/32[2]	16,991	17,053
	Face amount[1]	Value
Mortgage-backed securities—(continued)
Series 2764, Class LZ, 4.500%, due 03/15/34	305,918	$327,339
Series 2764, Class ZG, 5.500%, due 03/15/34	1,005,456	1,117,474
Series 2835, Class JZ, 5.000%, due 08/15/34	182,662	201,006
Series 2921, Class PG, 5.000%, due 01/15/35	802,336	885,454
Series 2983, Class TZ, 6.000%, due 05/15/35	722,298	812,772
Series 3149, Class CZ, 6.000%, due 05/15/36	756,397	861,427
FHLMC Structured Agency Credit Risk Debt Notes, Series 2017-DNA2, Class M2, 1 mo. USD LIBOR + 3.450%, 3.539%, due 10/25/29[2]	1,187,038	1,222,697
Series 2018-HQA1, Class M2, 1 mo. USD LIBOR + 2.300%, 2.389%, due 09/25/30[2]	662,111	671,437
Series 2020-RR04, Class X, 2.126%, due 02/27/29[12]	3,460,000	419,818
FHLMC Structured Pass-Through Certificates, Series T-54, Class 2A, 6.500%, due 02/25/43	364,052	420,820
Series T-58, Class 2A, 6.500%, due 09/25/43	194,259	216,445
First Horizon Mortgage Pass-Through Trust, Series 2005-AR3, Class 2A1, 2.754%, due 08/25/35[12]	10,324	8,128
FNMA, Series 2003-W8, Class 2A, 7.000%, due 10/25/42	16,605	18,654
Series 2004-T1, Class 1A1, 6.000%, due 01/25/44	253,085	282,509
Series 2004-W8, Class 2A, 6.500%, due 06/25/44	262,510	294,691
FNMA Connecticut Avenue Securities, Series 2017-C02, Class 2M2, 1 mo. USD LIBOR + 3.650%, 3.739%, due 09/25/29[2]	1,087,064	1,121,435
Series 2017-C03, Class 1M2, 1 mo. USD LIBOR + 3.000%, 3.089%, due 10/25/29[2]	535,769	548,697
Series 2017-C04, Class 2M2, 1 mo. USD LIBOR + 2.850%, 2.939%, due 11/25/29[2]	1,080,928	1,107,830
Series 2017-C05, Class 1M2, 1 mo. USD LIBOR + 2.200%, 2.289%, due 01/25/30[2]	341,858	346,353
Series 2017-C06, Class 1M2, 1 mo. USD LIBOR + 2.650%, 2.739%, due 02/25/30[2]	228,649	234,985
Series 2017-C06, Class 2M2, 1 mo. USD LIBOR + 2.800%, 2.889%, due 02/25/30[2]	245,770	250,852

PACE Strategic Fixed Income Investments

Portfolio of investments—January 31, 2022 (unaudited)

	Face amount[1]	Value
Mortgage-backed securities—(continued)
FNMA REMIC, Series 1992-129, Class L, 6.000%, due 07/25/22	20	$20
Series 1993-160, Class ZB, 6.500%, due 09/25/23	1,392	1,431
Series 1993-163, Class ZA, 7.000%, due 09/25/23	369	381
Series 1993-37, Class PX, 7.000%, due 03/25/23	610	622
Series 1993-60, Class Z, 7.000%, due 05/25/23	4,101	4,209
Series 1993-70, Class Z, 6.900%, due 05/25/23	623	640
Series 1993-96, Class PZ, 7.000%, due 06/25/23	3,157	3,223
Series 2000-34, Class F, 1 mo. USD LIBOR + 0.450%, 0.539%, due 10/25/30[2]	1,565	1,572
Series 2002-80, Class A1, 6.500%, due 11/25/42	398,906	444,899
Series 2003-64, Class AH, 6.000%, due 07/25/33	866,308	980,245
Series 2005-120, Class ZU, 5.500%, due 01/25/36	878,445	987,170
Series 2005-24, Class ZE, 5.000%, due 04/25/35	338,285	371,233
Series 2006-65, Class GD, 6.000%, due 07/25/26	231,200	247,928
Series G92-40, Class ZC, 7.000%, due 07/25/22	45	46
FNMA REMIC Trust, Series 1999-W4, Class A9, 6.250%, due 02/25/29	93,509	102,551
GNMA, Series 2003-98, Class Z, 6.000%, due 11/20/33	2,412,025	2,639,481
Series 2005-26, Class ZA, 5.500%, due 01/20/35	4,819,383	5,191,988
Series 2015-H20, Class FB, 1 mo. USD LIBOR + 0.600%, 0.683%, due 08/20/65[2]	1,026,009	1,031,601
Series 2016-H11, Class F, 1 mo. USD LIBOR + 0.800%, 0.883%, due 05/20/66[2]	727,581	735,861
Series 2016-H15, Class FA, 1 mo. USD LIBOR + 0.800%, 0.883%, due 07/20/66[2]	1,349,827	1,364,010
Series 2017-182, Class FW, 1 mo. USD LIBOR + 0.350%, 0.432%, due 05/20/47[2]	328,776	329,829
Series 2018-38, Class WF, 1 mo. USD LIBOR + 0.300%, 0.382%, due 10/20/43[2]	973,721	970,555
GS Residential Mortgage Loan Trust, Series 2005-AR6, Class 2A1, 2.864%, due 09/25/35[12]	116,671	119,282
	Face amount[1]		Value
Mortgage-backed securities—(continued)
Harborview Mortgage Loan Trust, Series 2004-11, Class 3A1A, 1 mo. USD LIBOR + 0.700%, 0.780%, due 01/19/35[2]		20,767	$19,071
Series 2005-4, Class 3A1, 2.675%, due 07/19/35[12]		137,106	114,567
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2018-PHH, Class A, 1 mo. USD LIBOR + 1.060%, 2.560%, due 06/15/35[2,3]		1,550,537	1,543,921
Series 2022-OPO, Class D, 3.450%, due 01/05/39[3,12]		284,000	267,817
JPMorgan Mortgage Trust, Series 2005-A8, Class 1A1, 2.745%, due 11/25/35[12]		356,328	327,784
Series 2006-A4, Class 2A2, 2.298%, due 06/25/36[12]		162,276	131,280
KREST Commercial Mortgage Securities Trust, Series 2021-CHIP, Class A, 2.558%, due 11/05/44[3]		1,400,000	1,380,817
Legacy Mortgage Asset Trust, Series 2020-GS1, Class A1, 2.882%, due 10/25/59[3,4]		1,173,378	1,175,738
Ludgate Funding PLC, Series 2007-1, Class A2A, 3 mo. GBP LIBOR + 0.160%, 0.245%, due 01/01/61[2,7]	GBP	1,313,468	1,702,300
Series 2008-W1X, Class A1, 3 mo. GBP LIBOR + 0.600%, 0.685%, due 01/01/61[2,7]	GBP	557,449	739,860
LUXE Trust, Series 2021-MLBH, Class A, 1 mo. USD LIBOR + 0.980%, 1.070%, due 11/15/38[2,3]		1,400,000	1,398,717
Mansard Mortgages, Series 2007-1X, Class A2, 3 mo. GBP LIBOR + 0.180%, 0.314%, due 04/15/47[2,7]	GBP	791,633	1,032,373
MF1 Ltd., Series 2021-W10, Class A, SOFR + 1.070%, 1.123%, due 12/15/34[2,3]		1,300,000	1,297,198
Morgan Stanley Capital I Trust, Series 2021-230P, Class A, 1 mo. USD LIBOR + 1.169%, 1.269%, due 12/15/23[2,3]		1,400,000	1,398,606
NAAC Reperforming Loan REMIC Trust, Series 2004-R3, Class A1, 6.500%, due 02/25/35[3]		485,314	484,679
NYO Commercial Mortgage Trust, Series 2021-1290, Class A, 1 mo. USD LIBOR + 1.095%, 1.175%, due 11/15/38[2,3]		1,500,000	1,492,070
Onslow Bay Mortgage Loan Trust, Series 2021-NQM4, Class A1, 1.957%, due 10/25/61[3,12]		371,749	366,814

PACE Strategic Fixed Income Investments

Portfolio of investments—January 31, 2022 (unaudited)

	Face amount[1]		Value
Mortgage-backed securities—(continued)
Ready Capital Mortgage Financing LLC, Series 2021-FL7, Class A, 1 mo. USD LIBOR + 1.200%, 1.280%, due 11/25/36[2,3]		1,299,897	$1,299,304
Reperforming Loan REMIC Trust, Series 2003-R4, Class 2A, 4.673%, due 01/25/34[3,12]		431,550	416,004
Series 2006-R1, Class AF1, 1 mo. USD LIBOR + 0.340%, 0.429%, due 01/25/36[2,3]		482,573	478,243
Residential Funding Mortgage Security I, Series 2004-S9, Class 1A23, 5.500%, due 12/25/34		202,263	198,323
Sequoia Mortgage Trust, Series 2007-3, Class 1A1, 1 mo. USD LIBOR + 0.400%, 0.486%, due 07/20/36[2]		69,971	65,017
SFO Commercial Mortgage Trust, Series 2021-555, Class A, 1 mo. USD LIBOR + 1.150%, 1.240%, due 05/15/38[2,3]		1,400,000	1,399,576
SGR Residential Mortgage Trust, Series 2021-2, Class A1, 1.737%, due 12/25/61[3,12]		598,124	588,227
SREIT Trust, Series 2021-IND, Class A, 1 mo. USD LIBOR + 0.700%, 0.800%, due 10/15/38[2,3]		1,400,000	1,388,210
Starwood Mortgage Residential Trust, Series 2021-5, Class A1, 1.920%, due 09/25/66[3,12]		1,308,314	1,289,955
Structured ARM Loan Trust, Series 2004-8, Class 3A, 2.604%, due 07/25/34[12]		188,196	193,373
Structured Asset Mortgage Investments II Trust, Series 2006-AR3, Class 11A1, 1 mo. USD LIBOR + 0.420%, 0.509%, due 04/25/36[2]		546,560	518,405
Structured Asset Mortgage Investments, Inc., Series 2002-AR3, Class A1, 1 mo. USD LIBOR + 0.660%, 0.740%, due 09/19/32[2]		37,086	37,086
Thornburg Mortgage Securities Trust, Series 2007-4, Class 2A1, 1.961%, due 09/25/37[12]		329,483	331,721
Towd Point Mortgage Funding, Series 2019-A13A, Class A1, SONIA + 0.900%, 0.950%, due 07/20/45[2,3]	GBP	4,049,812	5,455,430
Uropa Securities PLC, Series 2007-1, Class A3A, 3 mo. GBP LIBOR + 0.200%, 0.318%, due 10/10/40[2,7]	GBP	2,098,740	2,724,289
Verus Securitization Trust, Series 2021-6, Class A1, 1.630%, due 10/25/66[3,12]		1,303,081	1,286,217
	Face amount[1]	Value
Mortgage-backed securities—(concluded)
Series 2021-6, Class A3, 1.887%, due 10/25/66[3,12]	335,400	$330,095
WaMu Mortgage Pass-Through Certificates, Series 2002-AR6, Class A, 12 mo. MTA + 1.400%, 1.487%, due 06/25/42[2]	6,998	6,987
Series 2005-AR13, Class A1A1, 1 mo. USD LIBOR + 0.580%, 0.669%, due 10/25/45[2]	267,508	268,076
Series 2006-AR2, Class 2A1, 3.178%, due 03/25/36[12]	389,174	395,896
Series 2006-AR9, Class 1A, 12 mo. MTA + 1.000%, 1.087%, due 08/25/46[2]	287,648	289,078
WFRBS Commercial Mortgage Trust, Series 2014-C22, Class XA, 0.792%, due 09/15/57[12]	5,866,101	96,827
Series 2014-LC14, Class XA, 1.252%, due 03/15/47[12]	2,783,090	55,346
Total mortgage-backed securities (cost—$75,127,454)		76,755,880
Municipal bonds—0.2%
Illinois—0.2%
Sales Tax Securitization Corp., Series B, 3.057%, due 01/01/34 (cost—$1,400,000)	1,400,000	1,395,874
Non-U.S. government agency obligations—2.6%
Colombia Government International Bond 3.000%, due 01/30/30	50,000	43,588
Costa Rica Government International Bond 7.000%, due 04/04/44[3]	45,000	41,648
Dominican Republic International Bond 6.850%, due 01/27/45[3]	135,000	141,733
Egypt Government International Bond 7.500%, due 02/16/61[3]	195,000	150,881
8.500%, due 01/31/47[3]	160,000	133,600
El Salvador Government International Bond 9.500%, due 07/15/52[3]	25,000	14,458
Ghana Government International Bond 10.750%, due 10/14/30[3]	80,000	84,800
Indonesia Government International Bond 4.625%, due 04/15/43[3]	165,000	179,456
Israel Government International Bond 3.875%, due 07/03/50	1,700,000	1,889,975
4.125%, due 01/17/48	1,600,000	1,853,800
Japan Bank for International Cooperation 2.875%, due 07/21/27	2,200,000	2,311,182
Japan International Cooperation Agency 2.750%, due 04/27/27	1,300,000	1,352,085
Kazakhstan Government International Bond 6.500%, due 07/21/45[3]	70,000	93,100
Mexico Government International Bond 3.500%, due 02/12/34	135,000	130,342
4.400%, due 02/12/52	135,000	130,342

PACE Strategic Fixed Income Investments

Portfolio of investments—January 31, 2022 (unaudited)

	Face amount[1]		Value
Non-U.S. government agency obligations—(concluded)
Mongolia Government International Bond 5.125%, due 04/07/26[3]		55,000	$55,556
Nigeria Government International Bond 7.875%, due 02/16/32[3]		120,000	116,400
Oman Government International Bond 7.000%, due 01/25/51[3]		145,000	145,725
Panama Government International Bond 2.252%, due 09/29/32		105,000	95,931
3.298%, due 01/19/33		80,000	79,640
Peruvian Government International Bond 3.000%, due 01/15/34		220,000	210,870
5.940%, due 02/12/29[3]	PEN	5,100,000	1,348,183
5.940%, due 02/12/29[7]	PEN	1,400,000	367,610
6.350%, due 08/12/28[7]	PEN	2,000,000	539,440
8.200%, due 08/12/26[7]	PEN	2,000,000	585,988
Qatar Government International Bond 3.750%, due 04/16/30[3]		120,000	131,100
4.400%, due 04/16/50[3]		60,000	70,950
4.500%, due 04/23/28[7]		1,700,000	1,904,000
5.103%, due 04/23/48[7]		1,600,000	2,066,000
Republic of South Africa Government International Bond 5.650%, due 09/27/47		95,000	86,082
Romanian Government International Bond 3.000%, due 02/14/31[6,7]		104,000	100,776
4.000%, due 02/14/51[7]		110,000	102,740
Saudi Government International Bond 2.750%, due 02/03/32[3]		85,000	85,140
3.250%, due 11/17/51[3]		65,000	61,019
Turkey Government International Bond 5.875%, due 06/26/31		50,000	43,759
Ukraine Government International Bond 7.253%, due 03/15/33[3]		225,000	189,000
Uruguay Government International Bond 4.975%, due 04/20/55		35,000	43,232
5.100%, due 06/18/50		85,000	105,602
Total non-U.S. government agency obligations (cost—$16,472,797)			17,085,733
U.S. government agency obligations—1.7%
FHLMC 7.645%, due 05/01/25		461,428	498,334
FHLMC ARM 12 mo. USD LIBOR + 1.815%, 2.065%, due 03/01/36[2]		1,164	1,207
FNMA 3.500%, due 03/01/35		430,711	452,540
4.500%, due 04/01/29		70,120	75,541
5.255%, due 11/01/34[12]		1,759,416	1,758,436
FNMA ARM 12 mo. MTA + 1.400%, 1.484%, due 08/01/40[2]		3,298	3,250
6 mo. USD LIBOR + 1.538%, 1.663%, due 01/01/36[2]		2,870	2,940
12 mo. USD LIBOR + 1.420%, 1.795%, due 03/01/36[2]		8,816	8,939
	Face amount[1]	Value
U.S. government agency obligations—(concluded)
12 mo. USD LIBOR + 1.619%, 1.994%, due 12/01/35[2]	18,632	$19,045
12 mo. USD LIBOR + 1.780%, 2.030%, due 11/01/35[2]	3,642	3,745
12 mo. USD LIBOR + 1.815%, 2.190%, due 03/01/36[2]	16,977	17,553
12 mo. USD LIBOR + 1.942%, 2.192%, due 09/01/35[2]	436	451
12 mo. USD LIBOR + 1.840%, 2.216%, due 03/01/36[2]	16,368	16,851
12 mo. USD LIBOR + 2.015%, 2.265%, due 06/01/36[2]	7,110	7,419
12 mo. USD LIBOR + 1.912%, 2.287%, due 02/01/36[2]	16,037	16,532
1 year CMT + 2.226%, 2.346%, due 04/01/27[2]	5,369	5,481
1 year CMT + 2.251%, 2.376%, due 05/01/27[2]	3,044	3,081
1 year CMT + 2.103%, 2.661%, due 05/01/30[2]	20,744	21,154
FNMA ARM COFI 3.250%, due 11/01/26[13,14]	6,666	6,178
GNMA II 5.000%, due 07/20/49	2,762,987	2,970,944
5.000%, due 12/20/49	72,337	77,758
GNMA II ARM 1 year CMT + 1.500%, 1.625%, due 07/20/25[2]	996	1,004
1 year CMT + 1.500%, 1.875%, due 05/20/26[2]	3,289	3,328
1 year CMT + 1.500%, 2.000%, due 01/20/26[2]	1,647	1,663
1 year CMT + 1.500%, 2.125%, due 11/20/23[2]	392	393
GNMA II TBA 3.000%	530,000	542,344
UMBS TBA 2.500%	2,345,000	2,340,610
3.000%	1,975,000	2,017,798
Total U.S. government agency obligations (cost—$10,882,274)		10,874,519
U.S. Treasury obligations—21.6%
U.S. Treasury Bonds 1.375%, due 11/15/40	8,700,000	7,627,793
1.375%, due 08/15/50	7,500,000	6,294,141
1.625%, due 11/15/50	2,500,000	2,231,348
1.875%, due 02/15/51	4,115,000	3,897,355
2.000%, due 02/15/50	645,000	628,699
2.500%, due 02/15/45	53,400,000	56,334,914
2.750%, due 08/15/42	1,860,000	2,038,444
2.875%, due 08/15/45	2,600,000	2,931,500
3.000%, due 11/15/44	2,600,000	2,977,102
3.000%, due 05/15/45	200,000	229,656
3.000%, due 02/15/48	500,000	585,762

PACE Strategic Fixed Income Investments

Portfolio of investments—January 31, 2022 (unaudited)

	Face amount[1]	Value
U.S. Treasury obligations—(concluded)
U.S. Treasury Notes 0.125%, due 11/30/22	3,545,000	$3,528,244
0.125%, due 03/31/23	6,460,000	6,402,213
0.375%, due 10/31/23	1,865,000	1,841,177
0.875%, due 06/30/26	1,990,000	1,929,989
1.250%, due 03/31/28	1,975,000	1,920,456
1.625%, due 05/15/31	1,485,000	1,467,134
1.750%, due 06/30/24	5,400,000	5,460,961
1.875%, due 08/31/22	9,600,000	9,673,875
2.000%, due 10/31/22[15]	1,000,000	1,010,117
2.125%, due 09/30/24	10,900,000	11,129,070
2.250%, due 08/15/27	5,000,000	5,155,664
2.625%, due 02/15/29	6,700,000	7,091,793
Total U.S. Treasury obligations (cost—$142,305,494)		142,387,407
	Number of shares
Exchange traded funds—0.7%
Invesco Senior Loan ETF[6] (cost—$5,003,936)	217,988	4,791,376
Short-term investments—0.8%
Investment companies—0.8%
State Street Institutional U.S. Government Money Market Fund, 0.030%[16] (cost—$5,291,997)	5,291,997	5,291,997
	Face amount[1]	Value
Short-term U.S. Treasury obligations—6.8%
U.S. Cash Management Bill 0.279%, due 05/24/22[17]	6,500,000	$6,494,580
U.S. Treasury Bills 0.044%, due 03/08/22[17]	4,100,000	4,099,870
0.047%, due 02/10/22[17]	6,100,000	6,099,950
0.047%, due 02/15/22[17]	5,700,000	5,699,916
0.047%, due 03/24/22[17]	1,025,000	1,024,887
0.048%, due 03/15/22[17]	1,543,000	1,542,937
0.051%, due 02/24/22[17]	3,200,000	3,199,928
0.051%, due 03/31/22[17]	13,100,000	13,097,784
0.053%, due 03/03/22[15,17]	1,900,000	1,899,945
0.091%, due 06/16/22[17]	1,650,000	1,647,943
Total short-term U.S. Treasury obligations (cost—$44,810,149)		44,807,740
	Number of shares
Investment of cash collateral from securities loaned—1.6%
Money market funds—1.6%
State Street Navigator Securities Lending Government Money Market Portfolio, 0.040%[16] (cost—$10,444,696)	10,444,696	10,444,696
Total investments (cost—$667,949,488)—101.2%		668,003,061
Liabilities in excess of other assets—(1.2)%		(7,949,945)
Net assets—100.0%		$660,053,116

For a listing of defined portfolio acronyms that are used throughout the Portfolio of investments as well as the tables that follow, please refer to the Glossary of terms used in the Portfolio of investments.

Options written

Notional amount		Number of contracts	Call options	Counterparty	Expiration date	Premiums received	Current value	Unrealized appreciation (depreciation)
USD	1,305,850	1,300,000	UMBS, 2.500%, strike @ 100.45	JPMCB	04/06/22	$4,062	$(3,938)	$124
			Put options
USD	1,385,580	1,400,000	UMBS TBA, 2.000%, strike @ 98.97	JPMCB	02/07/22	$6,125	$(20,646)	$(14,521)
Total options written						$10,187	$(24,584)	$(14,397)

PACE Strategic Fixed Income Investments

Portfolio of investments—January 31, 2022 (unaudited)

Swaptions written

Notional amount (000)		Number of contracts	Call swaptions	Counterparty	Pay/ receive floating rate	Expiration date	Premiums received	Current value	Unrealized appreciation (depreciation)
USD	45,600	45,600,000	3 Month USD LIBOR Interest Rate Swap, strike @ 0.870%, terminating 11/04/23	GSI	Receive	11/02/22	$90,840	$(21,314)	$69,526
			Put swaptions
USD	45,600	45,600,000	3 Month USD LIBOR Interest Rate Swap, strike @ 1.270%, terminating 11/04/23	GSI	Pay	11/02/22	$90,840	$(230,982)	$(140,142)
Total swaptions written							$181,680	$(252,296)	$(70,616)

Futures contracts

Number of contracts	Currency		Expiration date	Current notional amount	Value	Unrealized appreciation (depreciation)
U.S. Treasury futures buy contracts:
23	USD	U.S. Long Bond Futures	March 2022	$3,655,927	$3,579,375	$(76,552)
762	USD	U.S. Treasury Note 10 Year Futures	March 2022	99,134,741	97,512,188	(1,622,553)
25	USD	U.S. Treasury Note 2 Year Futures	March 2022	5,465,353	5,416,406	(48,947)
563	USD	U.S. Treasury Note 5 Year Futures	March 2022	68,188,720	67,111,359	(1,077,361)
14	USD	U.S. Ultra Bond Futures	March 2022	2,715,607	2,645,125	(70,482)
Total				$179,160,348	$176,264,453	$(2,895,895)
Interest rate futures sell contracts:
225	GBP	United Kingdom Long Gilt Bond Futures	March 2022	$(37,908,678)	$(36,905,386)	$1,003,292
U.S. Treasury futures sell contracts:
102	USD	U.S. Treasury Note 10 Year Futures	March 2022	$(13,170,807)	$(13,052,812)	$117,995
140	USD	U.S. Treasury Note 5 Year Futures	March 2022	(16,849,560)	(16,688,438)	161,122
104	USD	U.S. Ultra Treasury Note 10 Year Futures	March 2022	(15,003,841)	(14,854,125)	149,716
Total				$(82,932,886)	$(81,500,761)	$1,432,125
Net unrealized appreciation (depreciation)						$(1,463,770)

PACE Strategic Fixed Income Investments

Portfolio of investments—January 31, 2022 (unaudited)

Centrally cleared credit default swap agreements on corporate issues—sell protection19

Referenced obligations	Notional amount (000)		Maturity date	Payment frequency	Payments received by the Portfolio[18]	Upfront payments received (made)	Value	Unrealized appreciation (depreciation)
Bank of America Corp., bond, 1.124%, due 04/24/23	USD	1,400	12/20/22	Quarterly	1.000%	$(8,790)	$9,980	$1,190
Boeing Co., bond, 2.600%, due 10/30/25	USD	1,500	06/20/23	Quarterly	1.000	(2,951)	9,770	6,819
British Telecommunications PLC, bond, 5.750%, due 12/07/28	EUR	1,300	12/20/28	Quarterly	1.000	14,074	(61,911)	(47,837)
British Telecommunications PLC, bond, 5.750%, due 12/07/28	EUR	2,400	06/20/28	Quarterly	1.000	13,533	(92,114)	(78,581)
Citigroup, Inc., 2.876%, due on 07/24/23	USD	1,400	12/20/22	Quarterly	1.000	(8,681)	9,816	1,135
Comcast Corp., bond, 3.700%, due 04/15/24	USD	1,300	12/20/26	Quarterly	1.000	(32,147)	28,932	(3,215)
General Electric Co., bond, 2.700%, due 10/09/22	USD	1,500	12/20/26	Quarterly	1.000	(15,571)	15,640	69
General Electric Co., bond, 2.700%, due 10/09/22	USD	1,200	06/20/26	Quarterly	1.000	(12,254)	15,442	3,188
General Electric Co., bond, 5.000% due 06/15/21	USD	1,000	06/20/24	Quarterly	1.000	5,551	15,063	20,614
General Motors Co., bond, 4.875%, due 10/02/23	USD	1,400	12/20/26	Quarterly	5.000	(262,025)	252,373	(9,652)
JPMorgan Chase & Co., bond, 3.200%, due 01/25/23	USD	1,300	12/20/22	Quarterly	1.000	(8,294)	9,531	1,237
Morgan Stanley, bond, 3.750%, due 02/25/23	USD	1,400	12/20/22	Quarterly	1.000	(8,474)	9,572	1,098
Rolls-Royce PLC, bond, 2.125%, due 06/08/21	EUR	1,400	06/20/24	Quarterly	1.000	(1,585)	(605)	(2,190)
Stellantis N.V., bond, 5.250%, due 04/15/23	EUR	1,100	12/20/26	Quarterly	5.000	(237,598)	231,748	(5,850)
Valeo SA, bond, 3.250%, due 01/22/24	EUR	1,200	06/20/26	Quarterly	1.000	19,019	(19,524)	(505)
Verizon Communications, Inc., bond, 2.550%, due 06/17/19	USD	1,600	12/20/22	Quarterly	1.000	(5,545)	11,754	6,209
Verizon Communications, Inc., bond, 4.125%, due 03/16/27	USD	1,300	12/20/26	Quarterly	1.000	(29,638)	21,118	(8,520)
Williams Cos., Inc., bond, 4.550%, due 06/24/24	USD	1,400	12/20/26	Quarterly	1.000	(9,746)	12,974	3,228
Total						$(591,122)	$479,559	$(111,563)

PACE Strategic Fixed Income Investments

Portfolio of investments—January 31, 2022 (unaudited)

Centrally cleared credit default swap agreements on credit indices—sell protection19

Referenced obligations	Notional amount (000)		Maturity date	Payment frequency	Payments received by the Portfolio[18]	Upfront payments received (made)	Value	Unrealized appreciation (depreciation)
CDX North America High Yield 37 Index	USD	4,160	12/20/26	Quarterly	5.000%	$(329,700)	$338,733	$9,033
CDX North America Investment Grade Index 35 Index	USD	100	12/20/25	Quarterly	1.000	(1,502)	2,053	551
CDX North America Investment Grade Index 36 Index	USD	500	06/20/26	Quarterly	1.000	(10,875)	10,204	(671)
CDX North America Investment Grade Index 37 Index	USD	8,500	12/20/26	Quarterly	1.000	(190,288)	167,896	(22,392)
iTraxx Europe Crossover Series 36 Index	EUR	9,300	12/20/26	Quarterly	5.000	(1,232,644)	1,035,704	(196,940)
iTraxx Europe Main Series 34 Index	EUR	7,000	12/20/25	Quarterly	1.000	(137,961)	173,385	35,424
iTraxx Europe Main Series 35 Index	EUR	900	06/20/26	Quarterly	1.000	(23,485)	21,646	(1,839)
iTraxx Europe Main Series 36 Index	EUR	6,100	12/20/26	Quarterly	1.000	(166,908)	143,287	(23,621)
Total						$(2,093,363)	$1,892,908	$(200,455)

Centrally cleared interest rate swap agreements

Notional amount (000)		Maturity date	Payment frequency	Payments made by the Portfolio[18]	Payments received by the Portfolio[18]	Value	Unrealized appreciation (depreciation)
GBP	1,100	09/21/52	Annual	0.750%	12 Month GBP SONIA	$118,071	$47,066
JPY	200,000	04/30/22	Maturity	0.000	6 Month JPY LIBOR	(551)	(685)
JPY	273,000	03/20/22	Maturity	0.000	6 Month JPY LIBOR	(758)	(1,041)
JPY	60,000	04/22/22	Maturity	0.000	6 Month JPY LIBOR	(168)	(215)
JPY	580,000	03/20/22	Maturity	0.000	6 Month JPY LIBOR	(1,609)	(1,825)
JPY	230,000	03/20/22	Maturity	0.000	6 Month JPY LIBOR	(639)	(877)
JPY	140,000	06/18/22	Annual	0.000	12 Month JPY TONA	221	215
JPY	60,000	03/21/22	Maturity	0.000	12 Month JPY TONA	94	89
JPY	200,000	10/31/38	Annual	0.705	6 Month JPY TONA	(90,326)	(105,320)
JPY	60,000	10/22/38	Annual	0.800	6 Month JPY TONA	(35,472)	(36,433)
JPY	230,000	03/20/29	Annual	0.450	6 Month JPY TONA	(45,199)	(32,464)
JPY	273,000	03/20/38	Annual	0.750	6 Month JPY TONA	(143,966)	(168,531)
JPY	580,000	09/20/27	Annual	0.300	6 Month JPY TONA	(55,757)	(32,927)
JPY	550,000	03/17/26	Annual	0.000	12 Month JPY TONA	5,086	9,150
JPY	60,000	03/21/22	Maturity	6 Month JPY LIBOR	0.000%	166	246
JPY	140,000	06/18/22	Maturity	6 Month JPY LIBOR	0.000	343	874
JPY	580,000	03/20/22	Maturity	12 Month JPY TONA	0.000	(905)	(856)
JPY	200,000	04/30/22	Maturity	12 Month JPY TONA	0.000	(310)	(301)
JPY	230,000	03/20/22	Maturity	12 Month JPY TONA	0.000	(359)	(339)
JPY	273,000	03/20/22	Maturity	12 Month JPY TONA	0.000	(426)	(403)
JPY	60,000	04/22/22	Maturity	12 Month JPY TONA	0.000	(85)	(81)
JPY	60,000	03/21/48	Semi-Annual	6 Month JPY TONA	1.000	55,665	(76,085)
JPY	140,000	06/18/28	Semi-Annual	6 Month JPY TONA	0.380	19,337	12,376
Total						$(177,547)	$(388,367)

PACE Strategic Fixed Income Investments

Portfolio of investments—January 31, 2022 (unaudited)

OTC credit default swap agreements on Non-U.S. government agency obligations issues—sell protection19

Counterparty	Referenced obligations	Notional amount (000)		Maturity date	Payment frequency	Payments received by the Portfolio	Upfront payments received (made)	Value	Unrealized appreciation (depreciation)
CITI	Colombia Government International Bond, 10.375%, due on 01/28/33	USD	200	12/20/26	Quarterly	1.000%	$9,825	$(9,888)	$(63)
MSCI	Colombia Government International Bond, 10.375%, due on 01/28/33	USD	300	12/20/26	Quarterly	1.000	14,867	(14,831)	36
GSI	Republic of Columbia, bond, 10.375%, due 01/28/33	USD	1,700	12/20/26	Quarterly	1.000	41,557	(83,855)	(42,298)
GSI	Republic of South Africa, bond, 5.500%, due 03/09/20	USD	1,600	06/20/24	Quarterly	1.000	30,368	(6,485)	23,883
Total							$96,617	$(115,059)	$(18,442)

OTC Total return swap agreements

Counterparty	Notional amount (000)		Maturity date	Payment frequency	Payments made by the Portfolio[18]	Payments received by the Portfolio[18]	Upfront payments received (made)	Value	Unrealized appreciation (depreciation)
GSI	USD	78	02/10/22	Maturity	EQUITY TRS Index	SOFR	$—	$(96,773)	$(96,773)

PACE Strategic Fixed Income Investments

Portfolio of investments—January 31, 2022 (unaudited)

Forward foreign currency contracts

Counterparty	Sell		Purchase		Settlement date	Unrealized appreciation (depreciation)
BNP	BRL	5,279,335	USD	961,000	02/02/22	$(33,207)
BNP	CLP	1,328,705,518	USD	1,613,466	02/02/22	(45,912)
BNP	CLP	1,328,705,518	USD	1,668,809	02/04/22	9,848
BNP	EUR	2,203,000	USD	2,498,577	02/02/22	23,616
BNP	JPY	25,500,000	USD	223,462	02/17/22	1,852
BNP	USD	5,069,477	AUD	6,943,000	02/17/22	(160,183)
BNP	USD	985,429	BRL	5,279,335	02/02/22	8,778
BNP	USD	1,652,866	CLP	1,328,705,518	02/02/22	6,513
BNP	USD	1,613,153	CLP	1,328,705,518	02/04/22	45,808
BNP	USD	1,657,732	CLP	1,328,705,518	03/16/22	(7,660)
BNP	USD	674,586	GBP	498,000	02/02/22	(4,826)
BNP	USD	2,560,361	NOK	22,290,000	02/17/22	(54,823)
BOA	EUR	8,954,000	USD	10,141,197	02/02/22	81,823
BOA	GBP	13,215,000	USD	17,852,122	02/02/22	79,276
BOA	MXN	432,000	USD	20,554	03/04/22	(285)
BOA	PEN	989,724	USD	236,521	06/23/22	(17,606)
BOA	PEN	1,507,427	USD	372,978	07/26/22	(12,905)
BOA	PEN	2,628,685	USD	635,639	11/17/22	(29,787)
BOA	USD	544,326	AUD	741,000	02/17/22	(20,376)
CITI	CLP	1,328,705,518	USD	1,652,866	02/02/22	(6,513)
CITI	CLP	69,028,174	USD	84,479	02/10/22	(1,640)
CITI	COP	1,262,860,000	USD	320,133	02/10/22	559
CITI	PEN	1,261,082	USD	304,425	03/17/22	(22,126)
CITI	PEN	1,652,509	USD	410,531	04/28/22	(15,968)
CITI	PEN	400,661	USD	96,940	05/31/22	(6,155)
CITI	RUB	18,810,680	USD	241,907	02/10/22	(1,007)
CITI	USD	1,586,211	CLP	1,328,705,518	02/02/22	73,167
CITI	USD	80,351	CLP	69,028,174	02/10/22	5,768
CITI	USD	313,869	COP	1,262,860,000	02/10/22	5,705
CITI	USD	319,271	COP	1,262,860,000	03/04/22	(546)
CITI	USD	104,611	KRW	124,335,000	02/10/22	(1,490)
CITI	USD	252,626	RUB	18,810,680	02/10/22	(9,713)
CITI	USD	240,477	RUB	18,810,680	03/04/22	1,033
CSI	BRL	17,600,912	USD	3,285,346	02/02/22	(29,264)
CSI	USD	3,072,517	BRL	17,600,912	02/02/22	242,094
GSI	AUD	7,223,000	USD	5,097,574	02/17/22	(9,704)
GSI	BRL	17,600,912	USD	3,210,088	02/02/22	(104,522)
GSI	BRL	5,279,335	USD	966,654	03/03/22	(20,442)
GSI	CLP	1,314,736,480	USD	1,587,018	02/22/22	(50,592)
GSI	MYR	2,596,159	USD	613,242	03/16/22	(6,025)
GSI	PEN	3,140,028	USD	789,071	04/11/22	(22,552)
GSI	USD	3,273,425	BRL	17,600,912	02/02/22	41,185
GSI	USD	3,187,416	BRL	17,600,912	03/03/22	103,490
GSI	USD	771,369	EUR	679,509	04/20/22	(6,539)
GSI	USD	1,557,409	NOK	13,670,000	02/17/22	(20,814)

PACE Strategic Fixed Income Investments

Portfolio of investments—January 31, 2022 (unaudited)

Forward foreign currency contracts—(concluded)

Counterparty	Sell		Purchase		Settlement date	Unrealized appreciation (depreciation)
HSBC	AUD	2,271,000	USD	1,596,430	02/17/22	$(9,361)
HSBC	EUR	4,868,000	USD	5,521,344	02/02/22	52,387
HSBC	USD	4,413,802	JPY	499,200,000	02/17/22	(75,458)
JPMCB	GBP	12,717,000	USD	17,003,462	03/02/22	(96,496)
JPMCB	NOK	14,840,000	USD	1,694,485	02/17/22	26,375
JPMCB	USD	17,006,807	GBP	12,717,000	02/02/22	96,280
JPMCB	USD	2,375,022	JPY	269,500,000	02/17/22	(32,907)
Net unrealized appreciation (depreciation)						$(31,847)

Fair valuation summary

The following is a summary of the fair valuations according to the inputs used as of January 31, 2022 in valuing the Portfolio's investments. In the event a Portfolio holds investments for which fair value is measured using the NAV per share practical expedient (or its equivalent), a separate column will be added to the fair value hierarchy table; this is intended to permit reconciliation to the amounts presented in the Portfolio of investments:

Assets Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Asset-backed securities	$—	$34,304,782	$—	$34,304,782
Corporate bonds	—	316,371,746	—	316,371,746
Loan assignments	—	3,491,311	—	3,491,311
Mortgage-backed securities	—	76,755,880	—	76,755,880
Municipal bonds	—	1,395,874	—	1,395,874
Non-U.S. government agency obligations	—	17,085,733	—	17,085,733
U.S. government agency obligations	—	10,868,341	6,178	10,874,519
U.S. Treasury obligations	—	142,387,407	—	142,387,407
Exchange traded funds	4,791,376	—	—	4,791,376
Short-term investments	—	5,291,997	—	5,291,997
Short-term U.S. Treasury obligations	—	44,807,740	—	44,807,740
Investment of cash collateral from securities loaned	—	10,444,696	—	10,444,696
Futures contracts	1,432,125	—	—	1,432,125
Swap agreements	—	2,745,604	—	2,745,604
Forward foreign currency contracts	—	905,557	—	905,557
Total	$6,223,501	$666,856,668	$6,178	$673,086,347
Liabilities
Options written	$—	$(24,584)	$—	$(24,584)
Swaptions written	—	(252,296)	—	(252,296)
Futures contracts	(2,895,895)	—	—	(2,895,895)
Swap agreements	—	(762,516)	—	(762,516)
Forward foreign currency contracts	—	(937,404)	—	(937,404)
Total	$(2,895,895)	$(1,976,800)	$—	$(4,872,695)

At January 31, 2022, there were $106,109 transferred out of Level 3. The transfers from Level 3 to Level 2 occurred because there was observable market data that became available as of January 31, 2022.

PACE Strategic Fixed Income Investments

Portfolio of investments—January 31, 2022 (unaudited)

Securities valued using unobservable inputs, i.e. Level 3, were not considered significant to the Fund.

Portfolio footnotes

†  Amount represents less than 0.05% or (0.05)%.

1  In U.S. dollars unless otherwise indicated.

2  Variable or floating rate security. The interest rate shown is the rate in effect as of period end and changes periodically.

3  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities are considered liquid, unless noted otherwise, and may be resold in transactions exempt from registration, normally to qualified institutional buyers. Securities exempt from registration pursuant to Rule 144A, in the amount of $182,991,609, represented 26.8% of the Portfolio's net assets at period end.

4  Step bond—coupon rate increases in increments to maturity. The rate disclosed is the rate at the period end; the maturity date disclosed is the ultimate maturity date.

5  Security purchased on a when-issued basis. When-issued refers to a transaction made conditionally because a security, although authorized, has not yet been issued.

6  Security, or portion thereof, was on loan at the period end.

7  Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration.

8  Payment-in-kind security for which interest may be paid in cash or additional principal, at the discretion of the issuer.

9  Perpetual investment. Date shown reflects the next call date.

10  Bond interest in default.

11  Rate shown reflects annualized yield at the period end on zero coupon bond.

12  Variable or floating rate security for which the interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.

13  Significant unobservable inputs were used in the valuation of this security; i.e. Level 3.

14  Security fair valued by the Valuation Committee under the direction of the Board of Trustees.

15  Security, or portion thereof, pledged as collateral for investments sold short.

16  Rates shown reflect yield at January 31, 2022.

17  Rate shown is the discount rate at the date of purchase unless otherwise noted.

18  Payments made or received are based on the notional amount.

19  If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced obligation or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced obligation.

See accompanying notes to financial statements.

PACE Municipal Fixed Income Investments

Performance

For the six-months ended January 31, 2022, the Portfolio's Class P shares returned -3.17% before the deduction of the maximum PACE Select program fee.1 In comparison, the Bloomberg US Municipal 3-15 Year Blend Index (the "benchmark") returned -3.11%. (Returns for all share classes over various time periods are shown in the "Performance at a glance" table on page 100. Please note that the returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.) For a detailed commentary on the market environment in general during the reporting period, please refer to page 3.

Subadvisor's comments2

(Please note that while the subadvisor outperformed the benchmark on a gross-of-fees basis, the Portfolio underperformed net of fees, as reported in the "Performance at a glance" table. As stated in footnote two, the comments that follow address performance on a gross-of-fees basis.)

The Portfolio outperformed its benchmark during the reporting period. This was driven by contributions from sector allocation and duration positioning, slightly mitigated by security selection and yield curve positioning.

Over the first five months of the reporting period, covering August to December 2021, the municipal-bond market outperformed Treasuries and corporates, led by strong municipal mutual fund inflows and favorable fundamental credit trends. In January 2022, the last month of the reporting period, the expectation of the Federal Reserve's (Fed) hawkish rate policy and elevated inflation concerns triggered a broad sell-off in the Treasury market and steady outflows from municipal mutual funds, leading to a reversal of the previously strong technical trend in the municipal bond market.

From an asset allocation perspective, an overweight to revenue bonds boosted performance relative to the benchmark. Within the revenue sector, overweight exposure to sectors that offer higher yields was additive, particularly hospital, tobacco, public power and education. However, an overweight exposure to the pre-paid gas sector was a detractor. An underweight allocation to state general obligation debt was additive to relative performance, as that segment lagged in performance. Security selection was a negative overall, driven by Indiana University Health and Kentucky Public Energy pre-paid gas issues, while positions in New York City Transitional Finance Authority and Citizens Property Insurance performed well.

Fiscal conditions for state and local governments kept improving across most municipal sectors, aided by significant federal support and better than expected tax revenues. From a quality perspective, BBB-rated bonds modestly underperformed in January 2022 compared to AAA-rated bonds, reversing course from a strong performance in 2021. The Portfolio's overweight in BBB-rated bonds was positive for performance for the overall reporting period.

1  Class P shares held through the PACE Select Advisors Program are subject to a maximum Program fee of 2.50%, which, if included, would have reduced performance Class P shares held through other advisory programs also may be subject to a program fee, which, if included, would have reduced performance.

2  Performance is discussed on a gross-of-fees basis—meaning that no fees or expenses are reflected when discussed at the level of a subadvisor's sleeve (or subadvisors' sleeves, if applicable). Alternatively, performance at the overall Portfolio level is shown net of fees, which does factor in fees and expenses associated with the Portfolio.

PACE Select Advisors Trust – PACE Municipal Fixed Income Investments

Investment Manager:

UBS Asset Management (Americas) Inc. ("UBS AM")

Investment Subadvisor:

Insight North America LLC (formerly, Mellon Investments Corporation) ("Insight")

Portfolio Management Team:

UBS AM: Mabel Lung, CFA, Gina Toth, CFA, Fred Lee, CFA, David Kelly and Christopher Andersen, CFA

Insight: Daniel Marques, CFA and Daniel Rabasco, CFA

Objective:

High current income exempt from federal income tax

Investment process:

The subadvisor utilizes a strategy that involves investing

in undervalued sectors, geographical regions or individual

securities.

PACE Municipal Fixed Income Investments

Subadvisor's comments2 – concluded

We maintained a slightly short duration position compared to the benchmark, which led to duration outperformance in a rising interest rate environment. Municipal AAA-rated yields increased significantly across the yield curve during the full reporting period. Yield curve distribution of the Portfolio relative to the benchmark had a slight negative impact. This was driven by being overweight to the lagging seven- to 10-year maturity segment, while being underweight to the three- to five-year part of the curve was additive.

No derivatives were used during the reporting period.

Mutual funds are sold by prospectus only. You should read it carefully and consider a fund's investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. Prospectuses for most of our funds can be obtained from your financial advisor, by calling UBS Funds at 800-647 1568 or by visiting our Website at www.ubs.com/am-us.

Special considerations

The Portfolio may be appropriate for long-term investors seeking high current income exempt from federal income taxes. Investors should be able to withstand short-term fluctuations in the fixed income markets in return for potentially higher returns over the long term. The yield and value of the Portfolio change every day and can be affected by changes in interest rates, general market conditions, and other political, social and economic developments, as well as specific matters relating to the issuers in which the Portfolio invests. It is important to note that an investment in the Portfolio is only one component of a balanced investment plan.

PACE Municipal Fixed Income Investments

Performance at a glance (unaudited)

Average annual total returns for periods ended 01/31/22	6 months	1 year	5 years	10 years
Before deducting maximum sales charge
Class A1	(3.30)%	(2.65)%	2.65%	2.28%
Class Y2	(3.10)	(2.40)	2.91	2.52
Class P3	(3.17)	(2.40)	2.91	2.54
After deducting maximum sales charge
Class A1	(5.48)	(4.84)	2.19	2.05
Bloomberg US Municipal 3-15 Year Blend Index[4]	(3.11)	(2.21)	3.09	2.81

Most recent calendar quarter-end returns (unaudited)

Average annual total returns for periods ended 12/31/21	6 months	1 year	5 years	10 years
Before deducting maximum sales charge
Class A1	(0.06)%	0.45%	3.29%	2.70%
Class Y2	0.07	0.78	3.56	2.95
Class P3	0.07	0.70	3.56	2.96
After deducting maximum sales charge
Class A1	(2.32)	(1.82)	2.83	2.46

The annualized gross and net expense ratios, respectively, for each class of shares as in the prospectuses dated November 26, 2021 were as follows: Class A—0.93% and 0.82%; Class Y—1.44% and 0.57%; and Class P—0.68% and 0.57%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Portfolio and UBS Asset Management (Americas) Inc. ("UBS AM") have entered into a written fee waiver/expense reimbursement agreement pursuant to which UBS AM is contractually obligated to waive its management fees and/or reimburse expenses so that the Portfolio's ordinary total operating expenses of each class through November 30, 2022 (excluding dividend expense, borrowing costs, and interest expense relating to short sales, and expenses attributable to investment in other investment companies, interest, taxes, brokerage commissions, trustee elections, as well as other matters related to shareholder meetings (unless specifically agreed by UBS AM) and extraordinary expenses) would not exceed Class A—0.82%; Class Y—0.57%; and Class P—0.57%. The Portfolio has agreed to repay UBS AM for any waived fees/reimbursed expenses to the extent that it can do so over the following three fiscal years without causing the Portfolio's expenses in any of those three years to exceed these expense caps and that UBS AM has not waived the right to do so. The fee waiver/ expense reimbursement agreement may be terminated by the Portfolio's board at any time and also will terminate automatically upon the expiration or termination of the Portfolio's advisory contract with UBS AM. Upon termination of the agreement, however, UBS AM's three year recoupment rights will survive.

1  Maximum sales charge for Class A shares is 2.25%. Class A shares bear ongoing 12b-1 service fees of 0.25% annually.

2  The Portfolio offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees.

3  Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees, but Class P shares held through advisory programs may be subject to a program fee, which, if included, would have reduced performance.

4  The Bloomberg US Municipal 3-15 Year Blend Index is an unmanaged index for the tax-exempt bond market. The Index includes investment-grade municipal bonds with an effective maturity between 2 and 17 years that have at least one year to maturity. Sectors include general obligation, revenue, insured and pre-refunded bonds. Investors should note that indices do not reflect the deduction of fees and expenses.

Prior to August 3, 2015, a 1% redemption fee was imposed on sales or exchanges of any class of shares of the Portfolio made during the specified holding period.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder could pay on Portfolio distributions or the redemption of Portfolio shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit www.ubs.com/us-mutualfundperformance.

PACE Municipal Fixed Income Investments

Portfolio statistics and industry diversification—(unaudited)1

As a percentage of net assets as of January 31, 2022

Characteristics
Weighted average duration	4.56 yrs.
Weighted average maturity	8.14 yrs.
Average coupon	4.68%
Top five states
Illinois	10.5%
Texas	9.8
Pennsylvania	7.8
New York	6.4
New Jersey	6.4
Total	40.9%
Credit rating[2]
AA	19.2%
NR	16.8
A+	15.2
A	14.1
AA-	10.4
A-	7.8
AA+	4.6
AAA	4.4
BBB	3.4
BBB+	2.1
BBB-	0.9
SP-2	0.2
Cash equivalents and other assets less liabilities	0.9
Total	100.0%

1  The portfolio is actively managed and its composition will vary over time.

2  Credit ratings shown are based on the ratings assigned to portfolio holdings by Standard & Poor's Financial Services LLC, an independent rating agency.

PACE Municipal Fixed Income Investments

Portfolio of investments—January 31, 2022 (unaudited)

	Face amount	Value
Municipal bonds—99.0%
Alabama—3.0%
Alabama Federal Aid Highway Finance Authority, Garvee, Revenue Bonds, Series A, 5.000%, due 09/01/29	$2,000,000	$2,386,355
Black Belt Energy Gas District, Revenue Bonds, Series A-1, 4.000%, due 10/01/49	2,000,000	2,201,009
Lower Alabama Gas District Gas, Revenue Bonds, Series A, 5.000%, due 09/01/31	1,500,000	1,842,149
Lower Alabama Gas District, Gas Project, Revenue Bonds 4.000%, due 12/01/50	2,500,000	2,708,908
		9,138,421
Alaska—0.5%
City of Anchorage AK Wastewater, Refunding, Revenue Bonds, Series B, 5.000%, due 05/01/31	1,395,000	1,633,700
Arizona—3.0%
Arizona Industrial Development Authority, Equitable School Revolving Fund LLC Obligated Group, Revenue Bonds 4.000%, due 11/01/35	2,000,000	2,274,606
Arizona Industrial Development Authority, Revenue Bonds, Series 2019-2, Class A, 3.625%, due 05/20/33	961,166	1,031,875
City of Phoenix Civic Improvement Corp., City of Phoenix AZ Airport, Revenue Bonds, AMT, Series B, 5.000%, due 07/01/30	1,000,000	1,210,077
Maricopa County Industrial Development Authority, Banner Health, Refunding, Revenue Bonds 5.000%, due 01/01/31	3,000,000	3,489,825
Salt Verde Financial Corp., Revenue Bonds 5.000%, due 12/01/32	1,000,000	1,255,284
		9,261,667
Arkansas—1.0%
City of Fort Smith AR Water & Sewer, Refunding, Revenue Bonds 5.000%, due 10/01/34	1,320,000	1,593,021
University of Arkansas, University of Arkansas Fayetteville, Refunding, Revenue Bonds 5.000%, due 11/01/29	1,385,000	1,529,773
		3,122,794
	Face amount	Value
Municipal bonds—(continued)
California—3.4%
California Housing Finance, Revenue Bonds, Series 2021-1, Class A, 3.500%, due 11/20/35	$1,482,080	$1,610,729
California State, GO Bonds 5.000%, due 10/01/30	2,815,000	3,417,970
California State, Refunding, GO Bonds 5.000%, due 04/01/33	2,710,000	3,314,300
Los Angeles Department of Airports, Los Angeles International Airport, Revenue Bonds, AMT 5.000%, due 05/15/32	2,000,000	2,094,313
		10,437,312
Colorado—4.3%
Colorado Health Facilities Authority, Adventist Health System/Sunbelt, Refunding, Revenue Bonds 5.000%, due 11/15/49	1,500,000	1,743,731
Colorado Health Facilities Authority, Sisters of Charity of Leavenworth Health System, Inc., Refunding, Revenue Bonds, Series A, 5.000%, due 01/01/30	1,500,000	1,857,173
Denver City & County Airport, Revenue Bonds, AMT, Series A, 5.500%, due 11/15/26	7,000,000	7,526,103
University of Colorado, Refunding, Revenue Bonds, Series A-2, 5.000%, due 06/01/30	1,750,000	2,115,206
		13,242,213
Connecticut—2.8%
Connecticut State Special Tax, Revenue Bonds, Series B, 5.000%, due 10/01/30	2,000,000	2,410,154
Hartford County Metropolitan District, Green Bonds, Revenue Bonds, Series A, 5.000%, due 11/01/29	1,870,000	2,065,470
State of Connecticut Special Tax Revenue, Revenue Bonds, Series A, 4.000%, due 05/01/36	1,000,000	1,157,281
Series A, 4.000%, due 05/01/37	2,500,000	2,890,458
		8,523,363

PACE Municipal Fixed Income Investments

Portfolio of investments—January 31, 2022 (unaudited)

	Face amount	Value
Municipal bonds—(continued)
District of Columbia—1.3%
Metropolitan Washington Airports Authority, Refunding, Revenue Bonds, AMT 5.000%, due 10/01/28	$2,500,000	$2,937,692
Series A, 5.000%, due 10/01/22	1,000,000	1,028,823
		3,966,515
Florida—4.5%
Central Florida Expressway Authority Senior Lien, Revenue Bonds, AGM, Series D, 5.000%, due 07/01/35	1,500,000	1,908,518
Citizens Property Insurance Corp., Revenue Bonds, Series A1, 5.000%, due 06/01/25	5,250,000	5,810,582
County of Polk FL Utility System, Refunding, Revenue Bonds 5.000%, due 10/01/35	625,000	788,793
JEA Electric System, Refunding, Revenue Bonds, Series 3-A, 5.000%, due 10/01/34	1,630,000	2,022,492
Miami Beach Redevelopment Agency Tax Increment, Refunding, Revenue Bonds 5.000%, due 02/01/28	1,000,000	1,073,365
Orange County Convention Center/Orlando, Refunding, Revenue Bonds, Series B, 5.000%, due 10/01/30	1,885,000	2,174,792
		13,778,542
Georgia—2.6%
Fulton County Development Authority of Georgia, Piedmont Healthcare, Inc., Refunding, Revenue Bonds, Series A, 5.000%, due 07/01/27	1,500,000	1,729,045
Fulton County Development Authority of Georgia, WellStar Health System, Revenue Bonds 5.000%, due 04/01/36	1,000,000	1,159,786
Main Street Natural Gas, Inc., Revenue Bonds, Series A, 5.500%, due 09/15/28	1,500,000	1,824,317
Series B, 1 mo. USD LIBOR + 0.750%, 0.808%, due 04/01/48[1]	1,000,000	1,002,588
Municipal Electric Authority of Georgia, Plant Vogtle Unis 3&4 Project, Revenue Bonds 5.000%, due 01/01/33	1,000,000	1,190,936
	Face amount	Value
Municipal bonds—(continued)
Georgia—(concluded)
Savannah Economic Development Authority, International Paper Company, Refunding, Revenue Bonds 1.900%, due 08/01/24	$1,000,000	$1,014,304
		7,920,976
Hawaii—0.4%
Hawaii Airports System, Revenue Bonds, AMT, Series A, 5.000%, due 07/01/29	1,000,000	1,189,096
Illinois—10.5%
Chicago O'Hare International Airport Senior Lien, Refunding, Revenue Bonds, Series B, 5.000%, due 01/01/35	1,750,000	1,989,893
Chicago O'Hare International Airport, Refunding, Revenue Bonds, AMT 5.000%, due 01/01/29	2,500,000	2,736,984
Chicago Waterworks Second Lien, Refunding, Revenue Bonds, AGM, Series 2017-2, 5.000%, due 11/01/31	1,000,000	1,183,165
Chicago Waterworks Senior Lien, Revenue Bonds, Series A-1, 5.000%, due 11/01/29	1,920,000	2,225,400
Illinois County of Cook Sales Tax, Refunding, Revenue Bonds 5.000%, due 11/15/35	2,500,000	2,958,740
Illinois Finance Authority Unrefunded, Advocate Health Care Network, Revenue Bonds 5.000%, due 06/01/27	2,595,000	2,734,895
Illinois Municipal Electric Agency, Refunding, Revenue Bonds, Series A, 5.000%, due 02/01/32	2,500,000	2,803,853
Illinois Sports Facilities Authority, Refunding, Revenue Bond, BAM 5.000%, due 06/15/28	1,000,000	1,193,460
Regional Transportation Authority, Refunding, Revenue Bonds, AGM 6.000%, due 06/01/25	2,000,000	2,217,320
Regional Transportation Authority, Revenue Bonds 6.500%, due 07/01/30	1,000,000	1,287,474
Sales Tax Securitization Corp. Second Lien, Refunding, Revenue Bonds, Series A, 5.000%, due 01/01/36	1,770,000	2,136,304
State of Illinois, Revenue Bonds, BAM, Series A, 5.000%, due 06/15/27	3,000,000	3,505,929

PACE Municipal Fixed Income Investments

Portfolio of investments—January 31, 2022 (unaudited)

	Face amount	Value
Municipal bonds—(continued)
Illinois—(concluded)
University of Illinois, Auxiliary Facilities System, Refunding, Revenue Bonds, Series A, 5.000%, due 04/01/27	$4,000,000	$4,183,692
University of Illinois, Auxiliary Facilities System, Revenue Bonds, Series A, 5.000%, due 04/01/30	1,000,000	1,074,282
		32,231,391
Indiana—4.3%
Indiana Finance Authority First Lien, CWA Authority, Inc., Refunding, Revenue Bonds 4.000%, due 10/01/36	2,020,000	2,378,293
Indiana Finance Authority, Indiana University Health, Inc., Revenue Bonds 2.250%, due 12/01/58	5,250,000	5,413,301
Indiana Finance Authority, Marion County Capital Improvement Board, Refunding, Revenue Bonds, Series A, 5.250%, due 02/01/35	1,000,000	1,131,870
Richmond Hospital Authority, Reid Hospital & Health Care Services, Inc., Refunding, Revenue Bonds 5.000%, due 01/01/30	2,055,000	2,252,880
Whiting City, BP Products North America, Inc., Revenue Bonds, AMT 5.000%, due 11/01/47	1,840,000	2,025,209
		13,201,553
Iowa—0.2%
Iowa Tobacco Settlement Authority, Refunding, Revenue Bonds, Series A-2, Class 1, 5.000%, due 06/01/33	500,000	630,044
Kentucky—2.1%
Kentucky Public Energy Authority, Gas Supply, Revenue Bonds, Series B, 4.000%, due 01/01/49	3,750,000	3,987,779
Kentucky Public Energy Authority, Revenue Bonds, Series A, 4.000%, due 04/01/48	1,250,000	1,316,779
Series A, 4.000%, due 12/01/50	1,000,000	1,089,267
		6,393,825
	Face amount	Value
Municipal bonds—(continued)
Louisiana—1.6%
Jefferson Sales Tax District, Revenue Bonds, AGM, Series B, 4.000%, due 12/01/32	$1,895,000	$2,177,223
New Orleans Aviation Board Louis Armstrong New Orleans International Airport, Revenue Bonds, AMT, AGM, Series B, 5.000%, due 01/01/28	1,500,000	1,644,438
Parish of St John the Baptist LA, Marathon Oil Corp, Refunding, Revenue Bonds 2.200%, due 06/01/37	1,000,000	1,024,604
		4,846,265
Maryland—1.1%
County of Prince George's MD, Consol Public Impt Bonds, GO Bonds, Series A, 5.000%, due 07/15/31	1,250,000	1,518,547
Maryland State Transportation Authority, Baltimore/Washington International, Revenue Bonds, AMT 5.000%, due 06/01/24	1,700,000	1,840,767
		3,359,314
Massachusetts—1.1%
Commonwealth of Massachusetts, GO Bonds, Series D, 4.000%, due 05/01/34	2,000,000	2,308,908
Massachusetts Educational Financing Authority, Revenue Bonds, AMT, Series K, 5.000%, due 07/01/22	1,000,000	1,018,410
		3,327,318
Michigan—3.4%
Great Lakes Water Authority Water Supply System Second Lien, Refunding, Revenue Bonds, Series D, 5.000%, due 07/01/26	1,100,000	1,266,438
Michigan Finance Authority Prerefunded, Revenue Bonds 5.000%, due 08/01/33	50,000	54,731
Michigan Finance Authority Senior Lien, Great Lakes Water Authority Sewage Disposal System Revenue, Revenue Bonds, AGM 5.000%, due 07/01/30	1,500,000	1,638,727
Michigan Finance Authority Unrefunded, Revenue Bonds 5.000%, due 08/01/33	2,365,000	2,571,648

PACE Municipal Fixed Income Investments

Portfolio of investments—January 31, 2022 (unaudited)

	Face amount	Value
Municipal bonds—(continued)
Michigan—(concluded)
Michigan State Strategic Fund Improvement Project, State of Michigan Department of Transportation, Revenue Bonds, AMT 5.000%, due 06/30/32	$3,300,000	$3,876,237
Saginaw Hospital Finance Authority, Covenant Healthcare System, Refunding, Revenue Bonds 5.000%, due 07/01/28	1,000,000	1,194,490
		10,602,271
Missouri—2.1%
Missouri Joint Municipal Electric Utility Commission, Prairie State Project, Refunding, Revenue Bonds, Series A, 5.000%, due 12/01/25	1,300,000	1,454,103
Missouri State Health & Educational Facilities Authority, Coxhealth, Refunding, Revenue Bonds, Series A, 5.000%, due 11/15/34	2,000,000	2,250,763
Missouri State Health & Educational Facilities Authority, Saint Luke's Health System, Refunding, Revenue Bonds 5.000%, due 11/15/28	1,000,000	1,145,247
Missouri State Health & Educational Facilities Authority, SSM Health Care, Refunding, Revenue Bonds, Series A, 5.000%, due 06/01/27	1,500,000	1,629,625
		6,479,738
Nebraska—1.4%
Nebraska Public Power District, Refunding, Revenue Bonds, Series A, 5.000%, due 01/01/31	1,300,000	1,552,237
Public Power Generation Agency, Whelan Energy Center Unit, Refunding, Revenue Bonds 5.000%, due 01/01/30	2,500,000	2,755,018
		4,307,255
Nevada—0.2%
City of Reno Reno First Lien, County of Washoe NV Sales Tax Revenue, Refunding, Revenue Bonds 5.000%, due 06/01/33	500,000	574,520
	Face amount	Value
Municipal bonds—(continued)
New Jersey—6.4%
New Jersey Economic Development Authority, State of New Jersey Department of the Treasury, Refunding, Revenue Bonds, Series XX, 5.000%, due 06/15/26	$1,600,000	$1,784,161
New Jersey Economic Development Authority, State of New Jersey Department of the Treasury, Revenue Bonds, Series WW, 5.250%, due 06/15/31	2,100,000	2,373,471
New Jersey Health Care Facilities Financing Authority, Valley Health System, Revenue Bonds 5.000%, due 07/01/33	1,000,000	1,222,389
New Jersey State Higher Education Assistance Authority, Refunding, Revenue Bonds, AMT, Series B, 5.000%, due 12/01/23	2,000,000	2,139,241
New Jersey Transportation Trust Fund Authority, Transportation Program Notes, Revenue Bonds 5.000%, due 06/15/30	1,000,000	1,188,738
New Jersey Turnpike Authority, Refunding, Revenue Bonds, Series E, 5.000%, due 01/01/30	1,350,000	1,615,328
Tobacco Settlement Financing Corp., Refunding, Revenue Bonds, Series A, 5.000%, due 06/01/34	8,000,000	9,426,503
		19,749,831
New Mexico—0.8%
New Mexico Educational Assistance Foundation, Refunding, Revenue Bonds, Series 1A, 5.000%, due 09/01/28	2,000,000	2,388,241
New York—6.4%
Metropolitan Transportation Authority, Green Bonds, Refunding, Revenue Bonds, Series B, 5.000%, due 11/15/22	895,000	923,906
Metropolitan Transportation Authority, Revenue Bonds, Series A-1, 5.000%, due 02/01/23	605,000	627,502
New York City Refunding, GO Bonds, Series A-1, 5.000%, due 08/01/32	1,270,000	1,587,956
New York City Transitional Finance Authority Future Tax Secured Revenue, Revenue Bonds, Series B-1, 4.000%, due 08/01/38	2,500,000	2,873,218
New York City, GO Bonds 5.000%, due 04/01/32	1,750,000	2,196,384

PACE Municipal Fixed Income Investments

Portfolio of investments—January 31, 2022 (unaudited)

	Face amount	Value
Municipal bonds—(continued)
New York—(concluded)
Series H, 5.000%, due 08/01/25	$2,990,000	$3,218,603
New York State Dormitory Authority, Personal Income Tax, Refunding, Revenue Bonds, Series E, 4.000%, due 03/15/38	2,600,000	2,992,978
New York State Urban Development Corp., Personal Income Tax, Revenue Bonds, Series E, 5.000%, due 03/15/31	2,000,000	2,093,047
New York Transportation Development Corp., Laguardia Gateway Partners LLC, Revenue Bonds, AMT 5.000%, due 07/01/34	1,000,000	1,070,646
Port Authority of New York & New Jersey, One Hundred Eighty-Fifth, Revenue Bonds, AMT 5.000%, due 09/01/22	1,000,000	1,024,556
TSASC, Inc., Refunding, Revenue Bonds, Series A, 5.000%, due 06/01/34	1,000,000	1,154,846
		19,763,642
North Carolina—1.0%
North Carolina Medical Care Commission, Vidant Health, Refunding, Revenue Bonds
5.000%, due 06/01/32	1,500,000	1,683,551
North Carolina Turnpike Authority Senior Lien, Refunding, Revenue Bonds, AGM 5.000%, due 01/01/26	1,250,000	1,420,388
		3,103,939
Ohio—0.6%
American Municipal Power, Inc., Refunding, Revenue Bonds, Series A, 5.000%, due 02/15/27	1,000,000	1,073,618
Sycamore Community City School District, GO Bonds 4.000%, due 12/01/26	750,000	844,100
		1,917,718
Oklahoma—0.2%
Oklahoma Municipal Power Authority, Power Supply System, Revenue Bonds, AGM, Series A, 4.000%, due 01/01/33	650,000	753,864
	Face amount	Value
Municipal bonds—(continued)
Oregon—0.7%
Multnomah County School District No. 1 Portland, GO Bonds 5.000%, due 06/15/29	$1,750,000	$2,168,104
Pennsylvania — 7.8%
Allegheny County Hospital Development Authority, Allegheny Health Network, Refunding, Revenue Bonds 5.000%, due 04/01/29	3,190,000	3,809,373
City of Philadelphia PA Water & Wastewater, Refunding, Revenue Bonds 5.000%, due 10/01/33	1,500,000	1,897,789
Commonwealth Financing Authority, Tobacco Master Settlement Payment, Revenue Bonds 5.000%, due 06/01/31	1,500,000	1,778,017
Delaware Valley Regional Finance Authority, Revenue Bonds, Series B, SIFMA + 0.42%[1] 0.460%, due 09/01/48	3,500,000	3,500,180
Pennsylvania Turnpike Commission, Motor License, Refunding, Revenue Bonds, Series SPL, 5.000%, due 12/01/33	1,500,000	1,773,232
Pennsylvania Turnpike Commission, Refunding, Revenue Bonds, Series B, 5.000%, due 06/01/28	2,000,000	2,288,592
Pennsylvania Turnpike Commission, Revenue Bonds, Series B, 5.000%, due 12/01/32	1,250,000	1,418,278
Philadelphia Airport PA, Refunding, Revenue Bonds, AMT, Series B, 5.000%, due 07/01/32	1,250,000	1,448,609
Philadelphia School District Prerefunded, Refunding, GO Bonds, Series F, 5.000%, due 09/01/30	10,000	11,639
Philadelphia School District Unrefunded, Refunding, GO Bonds, Series F, 5.000%, due 09/01/30	2,640,000	3,032,191
Philadelphia School District, GO Bonds, Series A, 4.000%, due 09/01/35	1,500,000	1,701,167
Series A, 5.000%, due 09/01/31	1,000,000	1,203,956
		23,863,023

PACE Municipal Fixed Income Investments

Portfolio of investments—January 31, 2022 (unaudited)

	Face amount	Value
Municipal bonds—(continued)
South Carolina—0.6%
Piedmont Municipal Power Agency, Refunding, Revenue Bonds, Series B, 4.000%, due 01/01/34	$1,500,000	$1,728,318
Tennessee—2.8%
City of Memphis TN, Electric System, Revenue Bonds, Series A, 5.000%, due 12/01/31	1,400,000	1,773,529
Metropolitan Government Nashville & Davidson County Health & Educational Facilities Board, Lipscomb University, Refunding, Revenue Bonds 5.000%, due 10/01/35	1,350,000	1,564,672
Metropolitan Government of Nashville & Davidson County TN, GO Bonds, Series C, 4.000%, due 01/01/32	3,000,000	3,524,564
Tennessee Energy Acquisition Corp., Revenue Bonds, Series A, 5.250%, due 09/01/26	1,500,000	1,709,417
		8,572,182
Texas—9.8%
Brazos Higher Education Authority, Inc., Student Loan Program, Revenue Bonds, AMT 5.000%, due 04/01/30	1,000,000	1,151,758
Central Texas Regional Mobility Authority Senior Lien, Revenue Bonds, Series A, 5.000%, due 01/01/35	1,100,000	1,238,358
Central Texas Turnpike System, Refunding, Revenue Bonds, Series C, 5.000%, due 08/15/31	2,000,000	2,179,924
Clifton Higher Education Finance Corp., Idea Public Schools, Refunding, Revenue Bonds, PSF-GTD 5.000%, due 08/15/28	1,100,000	1,202,348
El Paso Texas, GO Bonds 5.000%, due 08/15/34	2,000,000	2,305,077
Grand Parkway Transportation Corporation, Revenue Bonds 5.000%, due 02/01/23	500,000	520,481
Harris County Cultural Education Facilities Finance Corp., Texas Children's Hospital, Refunding, Revenue Bonds 4.000%, due 10/01/35	1,750,000	2,009,633
Harris County Toll Road Authority Senior Lien, Refunding, Revenue Bonds, Series A, 5.000%, due 08/15/29	2,025,000	2,423,870
	Face amount	Value
Municipal bonds—(continued)
Texas—(concluded)
Harris County-Houston Sports Authority Senior Lien, Refunding, Revenue Bonds, Series A, 5.000%, due 11/15/29	$1,000,000	$1,091,851
Houston Airport System, Refunding, Revenue Bonds, Series B, 5.000%, due 07/01/29	2,000,000	2,404,994
Katy Independent School District, CIB, Refunding, GO Bonds, Series A, 3.000%, due 02/15/32	2,375,000	2,571,423
North Texas Tollway Authority, North Texas Tollway System, Refunding, Revenue Bonds, Series A, 5.000%, due 01/01/31	2,750,000	3,028,861
Series A, 5.000%, due 01/01/34	2,775,000	3,051,380
State of Texas, Refunding, GO Bonds, Series B, 4.000%, due 08/01/31	250,000	272,243
Tarrant County Cultural Education Facilities Finance Corp., Baylor Scott and White Health, Refunding, Revenue Bonds 5.000%, due 11/15/32	1,000,000	1,145,247
University of Houston, Refunding, Revenue Bonds, Series C, 5.000%, due 02/15/29	2,000,000	2,284,125
West Travis County Public Utility Agency, Refunding, Revenue Bonds, BAM 5.000%, due 08/15/30	1,000,000	1,175,037
		30,056,610
Virginia—1.6%
Hampton Roads Transportation Accountability Commission Senior Lien, Revenue Bonds, Series A, 5.000%, due 07/01/26	1,000,000	1,154,552
Virginia College Building Authority, 21st Century College, Revenue Bonds 5.000%, due 02/01/31	1,825,000	2,134,486
Virginia Small Business Financing Authority Senior Lien, 95 Express Lanes LLC Project, Revenue Bonds, AMT 5.000%, due 07/01/34	1,700,000	1,702,562
		4,991,600

PACE Municipal Fixed Income Investments

Portfolio of investments—January 31, 2022 (unaudited)

	Face amount	Value
Municipal bonds—(continued)
Washington—3.2%
Central Puget Sound Regional Transit Authority, Green Bonds, Revenue Bonds, Series S-1, 5.000%, due 11/01/26	$800,000	$936,861
Grant County Public Utility District No. 2 Electric, Refunding, Revenue Bonds, Series R, 2.000%, due 01/01/44	1,000,000	1,023,223
Port of Seattle, Intermediate Lien, Revenue Bonds, AMT 5.000%, due 04/01/28	2,500,000	2,979,919
Port of Seattle, Revenue Bonds, AMT, Series C, 5.000%, due 04/01/32	1,955,000	2,126,824
State of Washington, Refunding, GO Bonds, Series A, 4.000%, due 02/01/37	1,500,000	1,776,588
Washington State Housing Finance Commission, Revenue Bonds, Series A-1, 3.500%, due 12/20/35	990,606	1,047,022
		9,890,437
Wisconsin—2.3%
Public Finance Authority KU, Campus Development Corp. project, University of Kansas, Revenue Bonds 5.000%, due 03/01/34	1,500,000	1,696,678
	Face amount	Value
Municipal bonds—(concluded)
Wisconsin—(concluded)
Wisconsin Health & Educational Facilities Authority, Aspirus, Inc. obligation group, Revenue Bonds 5.000%, due 08/15/27	$1,000,000	$1,058,444
Wisconsin Health & Educational Facilities Authority, Unity point Health, Iowa Health System Obligated Group, Revenue Bonds, Series A, 5.000%, due 12/01/26	1,175,000	1,296,139
WPPI Energy, Revenue Bonds, Series A, 5.000%, due 07/01/32	2,760,000	2,917,786
		6,969,047
Total municipal bonds (cost—$293,865,405)		304,084,649
	Number of shares
Short-term investments—0.2%
Investment companies—0.2%
State Street Institutional U.S. Government Money Market Fund, 0.030%[2] (cost—$572,419)	572,419	572,419
Total investments (cost—$294,437,824)—99.2%		304,657,068
Other assets in excess of liabilities—0.8%		2,337,898
Net assets—100.0%		$306,994,966

For a listing of defined portfolio acronyms that are used throughout the Portfolio of investments as well as the tables that follow, please refer to the Glossary of terms used in the Portfolio of investments.

PACE Municipal Fixed Income Investments

Portfolio of investments—January 31, 2022 (unaudited)

Fair valuation summary

The following is a summary of the fair valuations according to the inputs used as of January 31, 2022 in valuing the Portfolio's investments. In the event a Portfolio holds investments for which fair value is measured using the NAV per share practical expedient (or its equivalent), a separate column will be added to the fair value hierarchy table; this is intended to permit reconciliation to the amounts presented in the Portfolio of investments:

Assets Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Municipal bonds	$—	$304,084,649	$—	$304,084,649
Short-term investments	—	572,419	—	572,419
Total	$—	$304,657,068	$—	$304,657,068

At January 31, 2022, there were no transfers in or out of Level 3.

Portfolio footnotes

1  Variable or floating rate security. The interest rate shown is the rate in effect as of period end and changes periodically.

2  Rates shown reflect yield at January 31, 2022.

See accompanying notes to financial statements.

PACE Global Fixed Income Investments

Performance

For the six-months ended January 31, 2022, the Portfolio's Class P shares returned -4.18% before the deduction of the maximum PACE Select program fee.1 In comparison, the Bloomberg Global Aggregate Index (the "benchmark") returned -4.82%, the Bloomberg Global Aggregate ex-USD 50% Hedged Index returned -4.18%. (Returns for all share classes over various time periods are shown in the "Performance at a glance" table on page 112. Please note that the returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.) For a detailed commentary on the market environment in general during the reporting period, please refer to page 3.

Subadvisor's comments2

The Portfolio outperformed its benchmark during the reporting period. This was driven by contributions from duration, sector allocation/ security selection and currency positioning.

Our duration positioning was the largest contributor to performance, contributing over half of the excess returns. The Portfolio was positioned underweight US duration due to our conviction that yields would move higher on the back of strong inflation and a hawkish Federal Reserve (Fed). The Portfolio also benefited from an underweight Germany duration, established in the final quarter of 2021, as a less supportive European Central Bank pushed yields higher.

In terms of sector, the Portfolio was overweight investment grade and high yield corporate bonds through most of the reporting period, although the magnitude of our exposure was relatively smaller due to less compelling valuations. The allocation to investment grade and high yield corporate credit contributed as spreads ground tighter over the period, driven by a strong fundamental backdrop. Our overweights to investment grade and high yield corporate credit were reduced over the period due to headwinds arising from persistent inflation and aggressive measures from the central banks to curb it. An underweight to mortgages, held due to the volatile interest rate environment and less supportive technicals going into the year end as the Fed announced an accelerated tapering of purchases, also contributed to returns.

1  Class P shares held through the PACE Select Advisors Program are subject to a maximum Program fee of 2.50%, which, if included, would have reduced performance. Class P shares held through other advisory programs also may be subject to a program fee, which, if included, would have reduced performance.

2  Performance is discussed on a gross-of-fees basis—meaning that no fees or expenses are reflected when discussed at the level of a subadvisor's sleeve (or subadvisors' sleeves, if applicable). Alternatively, performance at the overall Portfolio level is shown net of fees, which does factor in fees and expenses associated with the Portfolio.

PACE Select Advisors Trust – PACE Global Fixed Income Investments

Investment Manager:

UBS Asset Management (Americas) Inc. ("UBS AM")

Investment Subadvisor:

J.P. Morgan Investment Management, Inc. ("J.P. Morgan")

Portfolio Management Team:

UBS AM: Mabel Lung, CFA, Gina Toth, CFA, Fred Lee, CFA, David Kelly and Christopher Andersen, CFA

J.P. Morgan: Iain Stealey, CFA, Linda Raggi, CFA and Myles Bradshaw, CFA

Objective:

High total return

Investment process:

The subadvisor utilizes a strategy that involves investing

primarily in global fixed income securities either directly

or through the use of financial derivative instruments where appropriate.

PACE Global Fixed Income Investments

Subadvisor's comments2 – concluded

The Portfolio was underweight euro versus the US dollar at the start of the period due to monetary policy divergence and deteriorating current account fundamentals post a spike in gas prices. In the fourth quarter of 2021, the Portfolio benefited from an underweight to the Australian dollar due to risk-off tones in the market and overweight US dollar due to expectation of hawkish Fed.

We utilized derivatives over the period for hedging and efficient portfolio management purposes. The main types of financial derivative contracts we use are bond futures and foreign exchange currency forwards contracts. This allows us to implement our strategy, including hedging or implementing currency overlay. Overall, the use of derivatives was beneficial to our portfolio management process.

Mutual funds are sold by prospectus only. You should read it carefully and consider a fund's investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. Prospectuses for most of our funds can be obtained from your financial advisor, by calling UBS Funds at 800-647 1568 or by visiting our Website at www.ubs.com/am-us.

Special considerations

The Portfolio may be appropriate for long-term investors seeking high total return and who are able to withstand short-term fluctuations in the fixed income markets in return for potentially higher returns over the long term. The yield and value of the Portfolio change every day and can be affected by changes in interest rates, general market conditions, and other political, social and economic developments, as well as specific matters relating to the issuers in which the Portfolio invests. It is important to note that an investment in the Portfolio is only one component of a balanced investment plan. The value of the Portfolio's investments in foreign securities may fall due to adverse political, social and economic developments abroad and due to decreases in foreign currency values relative to the US dollar. These risks are greater for investments in emerging markets than in more developed countries.

PACE Global Fixed Income Investments

Performance at a glance (unaudited)

Average annual total returns for periods ended 01/31/22	6 months	1 year	5 years	10 years
Before deducting maximum sales charge
Class A1	(4.29)%	(4.93)%	2.45%	0.85%
Class Y2	(4.10)	(4.73)	2.62	1.04
Class P3	(4.18)	(4.80)	2.64	1.05
After deducting maximum sales charge
Class A1	(7.89)	(8.47)	1.66	0.47
Bloomberg Global Aggregate Index[4]	(4.82)	(5.81)	2.70	1.39
Bloomberg Global Aggregate ex USD 50% Hedged Index[5]	(4.18)	(5.01)	2.07	2.02

Most recent calendar quarter-end returns (unaudited)

Average annual total returns for periods ended 12/31/21	6 months	1 year	5 years	10 years
Before deducting maximum sales charge
Class A1	(1.57)%	(4.22)%	2.99%	1.30%
Class Y2	(1.46)	(4.02)	3.16	1.49
Class P3	(1.45)	(3.99)	3.20	1.51
After deducting maximum sales charge
Class A1	(5.23)	(7.84)	2.21	0.91

The annualized gross and net expense ratios, respectively, for each class of shares as in the prospectuses dated November 26, 2021 were as follows: Class A—1.27% and 1.03%; Class Y—1.05% and 0.87%; and Class P—1.08% and 0.84%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Portfolio and UBS Asset Management (Americas) Inc. ("UBS AM") have entered into a written fee waiver/expense reimbursement agreement pursuant to which UBS AM is contractually obligated to waive its management fees and/or reimburse expenses so that the Portfolio's ordinary total operating expenses of each class through November 30, 2022 (excluding dividend expense, borrowing costs, and interest expense relating to short sales, and expenses attributable to investment in other investment companies, interest, taxes, brokerage commissions, trustee elections, as well as other matters related to shareholder meetings (unless specifically agreed by UBS AM) and extraordinary expenses) would not exceed Class A—1.03%; Class Y—0.87%; and Class P—0.84%. The Portfolio has agreed to repay UBS AM for any waived fees/reimbursed expenses to the extent that it can do so over the following three fiscal years without causing the Portfolio's expenses in any of those three years to exceed these expense caps and that UBS AM has not waived the right to do so. The fee waiver/expense reimbursement agreement may be terminated by the Portfolio's board at any time and also will terminate automatically upon the expiration or termination of the Portfolio's advisory contract with UBS AM. Upon termination of the agreement, however, UBS AM's three year recoupment rights will survive.

1  Maximum sales charge for Class A shares is 3.75%. Class A shares bear ongoing 12b-1 service fees of 0.25% annually.

2  The Portfolio offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees.

3  Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees, but Class P shares held through advisory programs may be subject to a program fee, which, if included, would have reduced performance.

4  The Bloomberg Global Aggregate Index is an unmanaged broad-based, market capitalization-weighted index which is designed to measure the broad investment-grade global fixed income markets for US and non-US government, government-related, corporate and securitized sectors. Investors should note that indices do not reflect the deduction of fees and expenses.

5  The Bloomberg Global Aggregate ex USD 50% Hedged Index, is an index which provides a broad-based measure of the global investment grade fixed income markets excluding US dollar-denominated debt and provides 50% of its currency exposure in the US dollar. The other major currency exposures in this index are the Euro, the Japanese yen and, to a lesser extent, the British pound and the Canadian dollar. The two major components of this index are the Pan-European Aggregate and the Asian-Pacific Aggregate indices. The index also includes Canadian, Euro-yen, and other non-USD-denominated investment grade aggregate index eligible securities not already in the indices already noted. Investors should note that indices do not reflect the deduction of fees and expenses.

Prior to August 3, 2015, a 1% redemption fee was imposed on sales or exchanges of any class of shares of the Portfolio made during the specified holding period.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit www.ubs.com/us-mutualfundperformance.

PACE Global Fixed Income Investments

Portfolio statistics and industry diversification—(unaudited)1

As a percentage of net assets as of January 31, 2022

Characteristics
Weighted average duration	5.71 yrs.
Weighted average maturity	11.90 yrs.
Average coupon	2.70%
Top ten holdings
U.S. Treasury Notes, 0.125% due 01/31/23	5.9%
Bundesrepublik Deutschland Bundesanleihe, 0.010% due 08/15/30	4.5
Bundesschatzanweisungen, 0.010% due 06/16/23	4.3
China Government Bond, 2.690% due 08/12/26	3.8
French Republic Government Bond OAT, 0.010% due 03/25/23	3.6
China Government Bond, 2.890% due 11/18/31	3.2
UMBS TBA, 2.500%	2.8
U.S. Treasury Bonds, 1.750% due 08/15/41	2.2
Japan Government Two Year Bond, 0.005% due 01/01/24	2.2
Italy Buoni Poliennali Del Tesoro, 0.010% due 04/15/24	2.0
Total	34.5%
Top five issuer breakdown by country or territory of origin
United States	39.3%
Germany	14.2
China	11.7
France	6.8
United Kingdom	6.5
Total	78.5%
Investments by type of issuer
Government and other public issuers	59.2%
Banks and other financial institutions	16.7
Industrial	14.6
Investment companies	13.2
Cash equivalents and liabilities in excess of other assets	(3.7)
Total	100.0%

1  The portfolio is actively managed and its composition will vary over time.

PACE Global Fixed Income Investments

Portfolio of investments—January 31, 2022 (unaudited)

	Face amount		Value
Asset-backed securities—1.0%
Ireland—0.8%
Bluemountain Euro CLO DAC, Series 2021-2A, Class A, 3 mo. Euribor + 1.000%, 1.000%, due 10/15/35[1,2]	EUR	430,000	$479,973
Invesco Euro CLO, Series 6A, Class A, 3 mo. Euribor + 0.940%, 0.940%, due 07/15/34[1,2]	EUR	621,000	689,822
Neuberger Berman Loan Advisers Euro CLO 2 DAC, Series 2021-2A, Class A, 3 mo. Euribor + 1.030%, 1.030%, due 04/15/34[1,2]	EUR	480,000	539,065
Rockfield Park CLO DAC, Series 1A, Class A1, 3 mo. Euribor + 0.900%, 0.900%, due 07/16/34[1,2]	EUR	670,000	743,578
			2,452,438
Netherlands—0.2%
Bavarian Sky SA, Series UK3, Class A, 1 mo. SONIA + 0.620%, 0.670%, due 04/20/28[2,3]	GBP	439,302	591,813
Total asset-backed securities (cost—$3,206,399)			3,044,251
Corporate bonds—25.0%
Australia—0.5%
Glencore Funding LLC 2.625%, due 09/23/31[1]	USD	1,173,000	1,097,058
Rio Tinto Finance USA Ltd. 2.750%, due 11/02/51	USD	155,000	141,857
Santos Finance Ltd. 3.649%, due 04/29/31[1]	USD	135,000	134,376
			1,373,291
Belgium—0.3%
Anheuser-Busch Cos. LLC/Anheuser-Busch InBev Worldwide, Inc. 4.700%, due 02/01/36	USD	340,000	390,576
Anheuser-Busch InBev SA/N.V. 2.000%, due 03/17/28[3]	EUR	300,000	363,892
Anheuser-Busch InBev Worldwide, Inc. 4.439%, due 10/06/48	USD	235,000	263,893
			1,018,361
Brazil—0.1%
Braskem Netherlands Finance BV 4.500%, due 01/31/30[1]	USD	429,000	435,703
Canada—0.7%
Canadian Pacific Railway Co. 2.450%, due 12/02/31	USD	250,000	245,466
3.000%, due 12/02/41	USD	60,000	57,623
	Face amount		Value
Corporate bonds—(continued)
Canada—(concluded)
3.100%, due 12/02/51	USD	180,000	$171,862
Emera US Finance LP 2.639%, due 06/15/31	USD	560,000	537,480
Fortis, Inc. 3.055%, due 10/04/26	USD	926,000	950,243
			1,962,674
China—0.1%
NXP BV/NXP Funding LLC/NXP USA, Inc. 3.250%, due 05/11/41[1]	USD	240,000	230,595
Colombia—0.3%
Ecopetrol SA 6.875%, due 04/29/30	USD	782,000	838,304
France—3.2%
Air Liquide Finance SA 2.250%, due 09/27/23[1]	USD	410,000	414,737
BNP Paribas SA (fixed, converts to FRN on 04/19/31), 2.871%, due 04/19/32[1]	USD	250,000	243,208
BPCE SA 2.700%, due 10/01/29[1]	USD	1,060,000	1,057,645
5.700%, due 10/22/23[1]	USD	1,910,000	2,030,747
Credit Agricole SA (fixed, converts to FRN on 06/23/28), 4.000%, due 12/23/27[3,4]	EUR	600,000	704,619
(fixed, converts to FRN on 12/23/25), 8.125%, due 12/23/25[1,4]	USD	700,000	809,725
Engie SA 2.875%, due 10/10/22[3]	USD	2,369,000	2,398,927
Faurecia SE 2.375%, due 06/15/27[3]	EUR	300,000	329,684
Societe Generale SA 3.337%, due 01/21/33[1]	USD	365,000	355,770
TotalEnergies SE (fixed, converts to FRN on 04/04/24), 1.750%, due 04/04/24[3,4]	EUR	625,000	707,406
Series NC7, (fixed, converts to FRN on 01/25/28), 1.625%, due 10/25/27[3,4]	EUR	500,000	543,707
			9,596,175
Germany—1.1%
Commerzbank AG (fixed, converts to FRN on 12/05/25), 4.000%, due 12/05/30[3]	EUR	800,000	962,065
Deutsche Bank AG/New York NY (fixed, converts to FRN on 11/16/26), 2.311%, due 11/16/27	USD	435,000	422,550
Muenchener Rueckversicherungs- Gesellschaft AG in Muenchen (fixed, converts to FRN on 05/26/29), 3.250%, due 05/26/49[3]	EUR	300,000	370,796

PACE Global Fixed Income Investments

Portfolio of investments—January 31, 2022 (unaudited)

	Face amount		Value
Corporate bonds—(continued)
Germany—(concluded)
Volkswagen International Finance N.V. (fixed, converts to FRN on 06/17/25), 3.500%, due 06/17/25[3,4]	EUR	200,000	$234,687
(fixed, converts to FRN on 03/24/26), 4.625%, due 03/24/26[3,4]	EUR	500,000	611,477
Volkswagen Leasing GmbH 0.625%, due 07/19/29[3]	EUR	400,000	428,136
ZF Finance GmbH 3.750%, due 09/21/28[3]	EUR	300,000	350,516
			3,380,227
Indonesia—0.1%
Perusahaan Perseroan Persero PT Perusahaan Listrik Negara 5.450%, due 05/21/28[3]	USD	202,000	223,690
Ireland—1.0%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust 3.000%, due 10/29/28	USD	315,000	308,592
3.300%, due 01/30/32	USD	180,000	175,723
4.875%, due 01/16/24	USD	160,000	167,384
6.500%, due 07/15/25	USD	150,000	168,078
AIB Group PLC (fixed, converts to FRN on 05/30/26), 2.875%, due 05/30/31[3]	EUR	800,000	932,823
Avolon Holdings Funding Ltd. 4.250%, due 04/15/26[1]	USD	1,105,000	1,146,697
			2,899,297
Italy—0.9%
Enel SpA (fixed, converts to FRN on 05/24/25), 3.500%, due 05/24/80[3]	EUR	600,000	713,028
Intesa Sanpaolo SpA (fixed, converts to FRN on 01/11/27), 7.750%, due 01/11/27[3,4]	EUR	800,000	1,053,814
UniCredit SpA (fixed, converts to FRN on 06/03/26), 7.500%, due 06/03/26[3,4]	EUR	700,000	888,313
			2,655,155
Japan—0.2%
Sumitomo Mitsui Banking Corp. 3.200%, due 07/18/22	USD	580,000	586,905
Mexico—1.1%
Cemex SAB de CV 3.875%, due 07/11/31[1]	USD	706,000	666,958
Petroleos Mexicanos 4.750%, due 02/26/29[3]	EUR	550,000	604,768
5.950%, due 01/28/31	USD	800,000	758,700
6.700%, due 02/16/32[1]	USD	757,000	747,613
7.690%, due 01/23/50	USD	450,000	415,800
			3,193,839
	Face amount		Value
Corporate bonds—(continued)
Netherlands—0.5%
ABN AMRO Bank NV (fixed, converts to FRN on 12/13/28), 2.470%, due 12/13/29[1]	USD	700,000	$678,320
ING Groep N.V. (fixed, converts to FRN on 09/26/24), 1.625%, due 09/26/29[3]	EUR	200,000	228,708
Lundin Energy Finance BV 3.100%, due 07/15/31[1]	USD	275,000	268,555
Volkswagen International Finance N.V. (fixed, converts to FRN on 03/20/22), 2.500%, due 03/20/22[3,4]	EUR	300,000	337,713
			1,513,296
Russia—0.2%
Phosagro OAO Via Phosagro Bond Funding DAC 2.600%, due 09/16/28[1]	USD	648,000	575,100
Spain—0.5%
Banco Bilbao Vizcaya Argentaria SA (fixed, converts to FRN on 03/29/24), 6.000%, due 03/29/24[3,4]	EUR	600,000	707,774
Bankinter SA (fixed, converts to FRN on 12/23/27), 1.250%, due 12/23/32[3]	EUR	700,000	759,159
			1,466,933
Supranationals—0.6%
African Export-Import Bank 3.798%, due 05/17/31[1]	USD	645,000	640,969
Banque Ouest Africaine de Developpement 2.750%, due 01/22/33[1]	EUR	227,000	260,894
4.700%, due 10/22/31[3]	USD	850,000	914,260
			1,816,123
Switzerland—0.5%
Credit Suisse AG 2.800%, due 04/08/22	USD	390,000	391,735
Credit Suisse Group AG (fixed, converts to FRN on 04/01/30), 4.194%, due 04/01/31[1]	USD	270,000	287,080
(fixed, converts to FRN on 12/11/23), 7.500%, due 12/11/23[1,4]	USD	400,000	426,296
Roche Holdings, Inc. 2.076%, due 12/13/31[1]	USD	420,000	404,061
			1,509,172
United Kingdom—3.4%
AstraZeneca PLC 4.000%, due 09/18/42	USD	530,000	597,253
BAE Systems PLC 3.400%, due 04/15/30[1]	USD	170,000	175,644
Barclays PLC (fixed, converts to FRN on 11/24/31), 2.894%, due 11/24/32	USD	200,000	193,690

PACE Global Fixed Income Investments

Portfolio of investments—January 31, 2022 (unaudited)

	Face amount		Value
Corporate bonds—(continued)
United Kingdom—(concluded)
BAT Capital Corp. 4.700%, due 04/02/27	USD	1,840,000	$1,981,424
BP Capital Markets PLC (fixed, converts to FRN on 06/22/26), 3.250%, due 03/22/26[3,4]	EUR	450,000	522,615
Eversholt Funding PLC 6.359%, due 12/02/25[3]	GBP	301,000	471,787
Heathrow Funding Ltd. 1.875%, due 07/12/32[3]	EUR	390,000	450,542
6.450%, due 12/10/31[3]	GBP	350,000	609,496
6.750%, due 12/03/26[3]	GBP	478,000	767,388
HSBC Holdings PLC (fixed, converts to FRN on 08/17/28), 2.206%, due 08/17/29	USD	200,000	190,452
(fixed, converts to FRN on 11/22/31), 2.871%, due 11/22/32	USD	240,000	232,250
(fixed, converts to FRN on 05/18/23), 3.950%, due 05/18/24	USD	970,000	997,976
Natwest Group PLC (fixed, converts to FRN on 03/22/24), 4.269%, due 03/22/25	USD	380,000	396,762
(fixed, converts to FRN on 11/12/27), 5.125%, due 05/12/27[4]	GBP	476,000	652,495
NGG Finance PLC (fixed, converts to FRN on 09/05/27), 2.125%, due 09/05/82[3]	EUR	250,000	278,222
Santander UK Group Holdings PLC (fixed, converts to FRN on 06/14/26), 1.673%, due 06/14/27	USD	730,000	701,111
(fixed, converts to FRN on 06/24/24), 6.750%, due 06/24/24[3,4]	GBP	200,000	284,446
Standard Chartered PLC (fixed, converts to FRN on 09/23/26), 1.200%, due 09/23/31[3]	EUR	400,000	439,038
			9,942,591
United States—9.7%
AbbVie, Inc. 4.250%, due 11/21/49	USD	610,000	678,991
Activision Blizzard, Inc. 2.500%, due 09/15/50	USD	345,000	297,433
AES Corp. 1.375%, due 01/15/26	USD	460,000	439,363
Alexander Funding Trust 1.841%, due 11/15/23[1]	USD	655,000	652,147
Alliant Energy Finance LLC 1.400%, due 03/15/26[1]	USD	110,000	104,036
Altria Group, Inc. 2.350%, due 05/06/25	USD	100,000	100,693
3.400%, due 05/06/30	USD	140,000	140,628
3.400%, due 02/04/41	USD	50,000	43,070
American Airlines Pass Through Trust, Series 2021-1, Class A, 2.875%, due 07/11/34	USD	170,000	164,352
	Face amount		Value
Corporate bonds—(continued)
United States—(continued)
American Electric Power Co., Inc., Series F, 2.950%, due 12/15/22	USD	400,000	$404,742
American Tower Corp. 1.375%, due 04/04/25	EUR	150,000	172,545
2.100%, due 06/15/30	USD	420,000	391,262
Apple, Inc. 2.650%, due 05/11/50	USD	97,000	87,880
2.700%, due 08/05/51	USD	190,000	174,030
AT&T, Inc. 2.300%, due 06/01/27	USD	775,000	768,399
2.750%, due 06/01/31	USD	90,000	88,783
3.500%, due 06/01/41	USD	230,000	224,163
3.500%, due 09/15/53	USD	105,000	99,774
4.300%, due 12/15/42	USD	15,000	16,084
Aviation Capital Group LLC 1.950%, due 09/20/26[1]	USD	15,000	14,297
Bank of America Corp. (fixed, converts to FRN on 02/07/24), 1.379%, due 02/07/25[3]	EUR	300,000	345,094
(fixed, converts to FRN on 07/22/26), 1.734%, due 07/22/27	USD	448,000	434,513
(fixed, converts to FRN on 07/23/30), 1.898%, due 07/23/31	USD	800,000	741,451
(fixed, converts to FRN on 10/20/31), 2.572%, due 10/20/32	USD	230,000	222,881
(fixed, converts to FRN on 12/20/22), 3.004%, due 12/20/23	USD	915,000	928,894
Becton Dickinson and Co. 3.794%, due 05/20/50	USD	310,000	323,175
Berkshire Hathaway Finance Corp. 2.850%, due 10/15/50	USD	140,000	127,948
Boeing Co. 3.500%, due 03/01/39	USD	90,000	85,372
5.040%, due 05/01/27	USD	385,000	424,926
5.705%, due 05/01/40	USD	260,000	312,883
BP Capital Markets America, Inc. 2.772%, due 11/10/50	USD	190,000	165,346
3.000%, due 02/24/50	USD	60,000	54,552
Bristol-Myers Squibb Co. 4.250%, due 10/26/49	USD	305,000	351,924
Burlington Northern Santa Fe LLC 4.150%, due 12/15/48	USD	170,000	196,482
CF Industries, Inc. 4.950%, due 06/01/43	USD	170,000	193,713
5.375%, due 03/15/44	USD	180,000	217,800
Charter Communications Operating LLC/Charter Communications Operating Capital 3.500%, due 06/01/41	USD	110,000	98,513
3.700%, due 04/01/51	USD	285,000	252,114
Cheniere Corpus Christi Holdings LLC 5.125%, due 06/30/27	USD	240,000	265,189

PACE Global Fixed Income Investments

Portfolio of investments—January 31, 2022 (unaudited)

	Face amount		Value
Corporate bonds—(continued)
United States—(continued)
Citigroup, Inc. (fixed, converts to FRN on 06/03/30), 2.572%, due 06/03/31	USD	1,080,000	$1,052,405
Comcast Corp. 2.937%, due 11/01/56[1]	USD	130,000	114,934
3.900%, due 03/01/38	USD	395,000	424,525
Constellation Brands, Inc. 4.500%, due 05/09/47	USD	80,000	89,682
Continental Resources, Inc. 4.900%, due 06/01/44	USD	55,000	57,894
Diamondback Energy, Inc. 3.250%, due 12/01/26	USD	400,000	412,968
Edison International 2.950%, due 03/15/23	USD	163,000	164,696
Energy Transfer LP 5.350%, due 05/15/45	USD	110,000	118,682
Entergy Louisiana LLC 4.950%, due 01/15/45	USD	208,000	221,504
Exxon Mobil Corp. 2.995%, due 08/16/39	USD	115,000	112,716
Ford Motor Credit Co. LLC 3.625%, due 06/17/31	USD	390,000	384,150
Freeport-McMoRan, Inc. 4.625%, due 08/01/30	USD	450,000	468,157
5.450%, due 03/15/43	USD	80,000	94,100
GE Capital International Funding Co. Unlimited Co. 4.418%, due 11/15/35	USD	335,000	382,081
Gilead Sciences, Inc. 2.800%, due 10/01/50	USD	225,000	202,915
Global Payments, Inc. 2.900%, due 11/15/31	USD	360,000	352,382
Goldman Sachs Group, Inc. 1.625%, due 07/27/26[3]	EUR	225,000	263,188
(fixed, converts to FRN on 10/21/26), 1.948%, due 10/21/27	USD	280,000	272,512
(fixed, converts to FRN on 10/21/31), 2.650%, due 10/21/32	USD	520,000	506,454
(fixed, converts to FRN on 06/05/22), 2.908%, due 06/05/23	USD	185,000	185,993
(fixed, converts to FRN on 02/24/32), 3.102%, due 02/24/33	USD	690,000	693,948
HCA, Inc. 3.500%, due 09/01/30	USD	171,000	170,212
5.250%, due 06/15/49	USD	110,000	129,594
Home Depot, Inc. 2.750%, due 09/15/51	USD	265,000	244,057
Hyundai Capital America 1.800%, due 10/15/25[1]	USD	220,000	215,067
2.375%, due 10/15/27[1]	USD	875,000	854,942
ITC Holdings Corp. 2.950%, due 05/14/30[1]	USD	610,000	608,714
Jersey Central Power & Light Co. 2.750%, due 03/01/32[1]	USD	280,000	275,934
Kansas City Southern 3.500%, due 05/01/50	USD	185,000	186,325
	Face amount		Value
Corporate bonds—(continued)
United States—(continued)
Lear Corp. 3.550%, due 01/15/52	USD	240,000	$219,445
Lowe's Cos., Inc. 2.800%, due 09/15/41	USD	140,000	127,788
3.700%, due 04/15/46	USD	380,000	387,105
MDC Holdings, Inc. 2.500%, due 01/15/31	USD	330,000	308,962
Medtronic Global Holdings SCA 1.000%, due 07/02/31	EUR	200,000	223,635
1.500%, due 07/02/39	EUR	100,000	109,615
MGM Growth Properties Operating Partnership LP/MGP Finance Co-Issuer, Inc. 5.750%, due 02/01/27	USD	230,000	254,150
MidAmerican Energy Co. 4.250%, due 05/01/46	USD	170,000	195,209
Morgan Stanley (fixed, converts to FRN on 05/04/26), 1.593%, due 05/04/27	USD	690,000	666,200
1.875%, due 04/27/27	EUR	235,000	278,135
(fixed, converts to FRN on 07/21/31), 2.239%, due 07/21/32	USD	410,000	386,606
(fixed, converts to FRN on 10/20/31), 2.511%, due 10/20/32	USD	380,000	366,788
New York Life Insurance Co. 3.750%, due 05/15/50[1]	USD	185,000	198,907
Norfolk Southern Corp. 3.942%, due 11/01/47	USD	135,000	146,462
Oracle Corp. 4.000%, due 07/15/46	USD	165,000	156,546
PacifiCorp 3.300%, due 03/15/51	USD	310,000	305,132
Philip Morris International, Inc. 4.125%, due 03/04/43	USD	65,000	67,298
Raytheon Technologies Corp. 3.950%, due 08/16/25	USD	22,000	23,439
Regeneron Pharmaceuticals, Inc. 2.800%, due 09/15/50	USD	190,000	163,143
Sabine Pass Liquefaction LLC 5.000%, due 03/15/27	USD	705,000	777,625
San Diego Gas & Electric Co., Series UUU, 3.320%, due 04/15/50	USD	80,000	80,049
Schlumberger Holdings Corp. 3.900%, due 05/17/28[1]	USD	585,000	618,929
Southern California Edison Co., Series C, 4.125%, due 03/01/48	USD	100,000	106,098
Southern Co. Gas Capital Corp., Series 20-A, 1.750%, due 01/15/31	USD	220,000	198,909
Southwestern Electric Power Co., Series J, 3.900%, due 04/01/45	USD	55,000	55,997
State Street Corp. (fixed, converts to FRN on 03/30/22), 2.825%, due 03/30/23	USD	325,000	325,884

PACE Global Fixed Income Investments

Portfolio of investments—January 31, 2022 (unaudited)

	Face amount		Value
Corporate bonds—(concluded)
United States—(concluded)
Sysco Corp. 3.150%, due 12/14/51	USD	100,000	$90,902
UDR, Inc. 3.000%, due 08/15/31	USD	210,000	211,858
Union Electric Co. 3.500%, due 03/15/29	USD	55,000	58,409
Union Pacific Corp. 3.550%, due 08/15/39	USD	85,000	88,489
Verizon Communications, Inc. 2.550%, due 03/21/31	USD	260,000	253,888
2.987%, due 10/30/56	USD	56,000	49,041
Vistra Operations Co. LLC 3.700%, due 01/30/27[1]	USD	350,000	355,004
VMware, Inc. 2.200%, due 08/15/31	USD	315,000	294,139
WP Carey, Inc. 2.400%, due 02/01/31	USD	130,000	124,420
2.450%, due 02/01/32	USD	150,000	142,926
Zimmer Biomet Holdings, Inc. 2.600%, due 11/24/31	USD	335,000	324,126
			28,807,431
Total corporate bonds (cost—$75,421,448)			74,024,862
Mortgage-backed securities—5.3%
Spain—0.5%
Bankinter 10 FTA, Series 10, Class A2, 3 mo. Euribor + 0.160%, 0.000%, due 06/21/43[2,3]	EUR	822,359	918,952
Fondo de Titulizacion de Activos Santander Hipotecario, Series 2, Class A, 3 mo. Euribor + 0.150%, 0.000%, due 01/18/49[2,3]	EUR	585,226	655,110
			1,574,062
United Kingdom—1.9%
Finsbury Square PLC, Series 2020-1A, Class A, 0.850%, due 03/16/70[1]	GBP	383,509	517,052
Series 2020-2A, Class A, 3 mo. SONIA + 1.300%, 1.350%, due 06/16/70[1,2]	GBP	265,879	360,371
Gemgarto PLC, Series 2021-1A, Class A, 3 mo. SONIA + 0.590%, 0.640%, due 12/16/67[1,2]	GBP	563,440	759,048
Gosforth Funding PLC, Series 2018-1A, Class A1, 3 mo. USD LIBOR + 0.450%, 0.579%, due 08/25/60[1,2]	USD	137,738	137,799
Lanark Master Issuer PLC, Series 2020-1A, Class 2A, 3 mo. SONIA + 0.570%, 0.620%, due 12/22/69[1,2]	GBP	492,000	664,063
	Face amount		Value
Mortgage-backed securities—(continued)
United Kingdom—(concluded)
Silverstone Master Issuer PLC, Series 2018-1A, Class 1A, 3 mo. USD LIBOR + 0.390%, 0.520%, due 01/21/70[1,2]	USD	728,000	$728,249
Series 2020-1A, Class 1A, 3 mo. SONIA + 0.470%, 0.520%, due 01/21/70[1,2]	GBP	900,000	1,213,150
Series 2022-1A, Class 1A, 0.425%, due 01/21/70[1]	USD	280,000	279,944
Series 2022-1A, Class 2A, 0.486%, due 01/21/70[1]	GBP	600,000	806,675
			5,466,351
United States—2.9%
Angel Oak Mortgage Trust, Series 2020-1, Class A1, 2.466%, due 12/25/59[1,5]	USD	178,831	178,521
BANK, Series 2019-BN16, Class C, 4.786%, due 02/15/52[5]	USD	250,000	267,153
Series 2019-BN19, Class A3, 3.183%, due 08/15/61	USD	870,000	909,195
Series 2019-BN24, Class A3, 2.960%, due 11/15/62	USD	440,000	453,526
BX Trust, Series 2021-LBA, Class AJV, 1 mo. USD LIBOR + 0.800%, 0.891%, due 02/15/36[1,2]	USD	761,148	757,101
CCUBS Commercial Mortgage Trust, Series 2017-C1, Class C, 4.391%, due 11/15/50[5]	USD	360,000	375,546
Citigroup Commercial Mortgage Trust, Series 2015-GC33, Class B, 4.574%, due 09/10/58[5]	USD	470,000	493,107
COMM Mortgage Trust, Series 2014-UBS4, Class A5, 3.694%, due 08/10/47	USD	810,000	842,121
CSAIL Commercial Mortgage Trust, Series 2016-C6, Class C, 4.922%, due 01/15/49[5]	USD	320,000	328,208
Deephaven Residential Mortgage Trust, Series 2020-1, Class A1, 2.339%, due 01/25/60[1,5]	USD	497,904	497,139
GS Mortgage Securities Trust, Series 2015-GC30, Class A3, 3.119%, due 05/10/50	USD	1,008,937	1,034,573
Series 2017-GS6, Class C, 4.322%, due 05/10/50[5]	USD	350,000	366,113
JPMDB Commercial Mortgage Securities Trust, Series 2017-C7, Class C, 4.163%, due 10/15/50[5]	USD	140,065	145,104
Morgan Stanley Capital I Trust, Series 2020-L4, Class C, 3.536%, due 02/15/53[5]	USD	770,000	769,014

PACE Global Fixed Income Investments

Portfolio of investments—January 31, 2022 (unaudited)

	Face amount		Value
Mortgage-backed securities—(concluded)
United States—(concluded)
OBX Trust, Series 2020-EXP1, Class 2A1, 1 mo. USD LIBOR + 0.750%, 0.839%, due 02/25/60[1,2]	USD	155,693	$155,498
Starwood Mortgage Residential Trust, Series 2020-1, Class A1, 2.275%, due 02/25/50[1,5]	USD	127,200	127,125
UBS Commercial Mortgage Trust, Series 2018-C11, Class B, 4.713%, due 06/15/51[5]	USD	440,000	469,693
Verus Securitization Trust, Series 2020-1, Class A1, 2.417%, due 01/25/60[1,6]	USD	139,906	139,966
WFRBS Commercial Mortgage Trust, Series 2013-C13, Class C, 3.910%, due 05/15/45[5]	USD	300,000	299,665
			8,608,368
Total mortgage-backed securities (cost—$15,677,632)			15,648,781
Non-U.S. government agency obligations—45.8%
Australia—1.8%
Australia Government Bond 1.750%, due 06/21/51[3]	AUD	3,930,000	2,359,570
3.000%, due 03/21/47[3]	AUD	3,300,000	2,561,878
Queensland Treasury Corp. 1.750%, due 08/21/31[1,3]	AUD	690,000	464,970
			5,386,418
Bermuda—0.4%
Bermuda Government International Bond 4.750%, due 02/15/29[1]	USD	910,000	1,024,774
Canada—1.7%
Hydro-Quebec 6.500%, due 02/15/35	CAD	750,000	831,984
Province of British Columbia Canada 2.800%, due 06/18/48	CAD	300,000	233,170
Province of Ontario Canada 2.700%, due 06/02/29	CAD	1,672,000	1,353,595
Province of Quebec Canada 2.300%, due 09/01/29	CAD	1,754,000	1,385,295
5.000%, due 12/01/41	CAD	1,100,000	1,141,786
			4,945,830
China—11.6%
China Government Bond 2.690%, due 08/12/26	CNY	70,000,000	11,134,502
2.890%, due 11/18/31	CNY	60,000,000	9,576,473
3.030%, due 03/11/26	CNY	32,000,000	5,148,725
3.160%, due 06/27/23[3]	CNY	4,500,000	715,628
3.380%, due 11/21/24[3]	CNY	8,000,000	1,291,165
3.480%, due 06/29/27[3]	CNY	13,000,000	2,135,601
4.100%, due 12/04/22[3]	CNY	2,000,000	318,905
	Face amount		Value
Non-U.S. government agency obligations—(continued)
China—(concluded)
4.290%, due 05/22/29[3]	CNY	17,000,000	$2,947,204
4.500%, due 05/22/34[3]	CNY	6,000,000	1,095,171
			34,363,374
Denmark—0.5%
Denmark Government Bond 1.500%, due 11/15/23	DKK	10,250,000	1,603,197
Egypt—0.2%
Egypt Government International Bond 3.875%, due 02/16/26[1]	USD	600,000	546,000
France—3.6%
French Republic Government Bond OAT 0.010%, due 03/25/23[3]	EUR	9,395,000	10,629,937
Germany—13.1%
Bundesrepublik Deutschland Bundesanleihe 0.010%, due 08/15/30[3]	EUR	11,680,000	13,229,920
0.010%, due 02/15/31[3]	EUR	1,550,000	1,751,249
0.010%, due 08/15/31[3]	EUR	4,340,000	4,888,061
0.010%, due 08/15/50[3]	EUR	5,290,000	5,538,711
0.010%, due 08/15/52[3]	EUR	450,000	464,198
Bundesschatzanweisungen 0.010%, due 06/16/23[3]	EUR	11,180,000	12,668,594
State of North Rhine-Westphalia Germany 2.150%, due 03/21/19[3]	EUR	200,000	317,301
			38,858,034
Italy—3.3%
Italy Buoni Poliennali Del Tesoro 0.010%, due 04/15/24[3]	EUR	5,250,000	5,901,252
0.500%, due 02/01/26[3]	EUR	1,550,000	1,750,400
1.800%, due 03/01/41[1,3]	EUR	1,160,000	1,291,291
5.000%, due 09/01/40[1,3]	EUR	550,000	933,396
			9,876,339
Japan—4.7%
Japan Government Forty Year Bond 2.200%, due 03/20/51	JPY	234,200,000	2,790,944
Japan Government Thirty Year Bond 1.700%, due 06/20/44	JPY	37,500,000	398,986
Japan Government Twenty Year Bond 0.300%, due 12/20/39	JPY	528,700,000	4,431,653
Japan Government Two Year Bond 0.005%, due 01/01/24	JPY	738,750,000	6,425,867
			14,047,450
Mexico—1.7%
Mexican Bonos 7.750%, due 05/29/31	MXN	101,200,000	4,932,016
Morocco—0.2%
Morocco Government International Bond 2.375%, due 12/15/27[1]	USD	340,000	322,575
3.000%, due 12/15/32[1]	USD	267,000	246,641
			569,216

PACE Global Fixed Income Investments

Portfolio of investments—January 31, 2022 (unaudited)

	Face amount		Value
Non-U.S. government agency obligations—(concluded)
South Korea—1.7%
Korea Treasury Bond 3.000%, due 09/10/24	KRW	5,964,350,000	$5,045,496
United Kingdom—1.3%
United Kingdom Gilt 0.625%, due 10/22/50[3]	GBP	3,630,000	3,937,893
Total non-U.S. government agency obligations (cost—$141,042,499)			135,765,974
U.S. government agency obligations—3.4%
United States—3.4%
FNMA 3.500%, due 05/01/58	USD	1,700,621	1,828,334
UMBS TBA 2.500%, due 12/01/99	USD	8,240,000	8,224,575
Total U.S. government agency obligations (cost—$10,064,615)			10,052,909
U.S. Treasury obligations—10.0%
United States—10.0%
U.S. Treasury Bonds 1.750%, due 08/15/41	USD	6,920,000	6,444,250
2.000%, due 08/15/51	USD	3,920,000	3,823,838
2.375%, due 05/15/51	USD	1,740,000	1,841,953
U.S. Treasury Notes 0.125%, due 01/31/23	USD	17,770,000	17,647,831
Total U.S. Treasury obligations (cost—$30,176,618)			29,757,872
	Number of shares	Value
Short-term investments—13.2%
Investment companies—13.2%
State Street Institutional U.S. Government Money Market Fund, 0.030%[7] (cost—$39,218,899)	39,218,899	$39,218,899
Total investments (cost—$314,808,110)—103.7%		307,513,548
Liabilities in excess of other assets—(3.7)%		(10,878,520)
Net assets—100.0%		$296,635,028

For a listing of defined portfolio acronyms that are used throughout the Portfolio of investments as well as the tables that follow, please refer to the Glossary of terms used in the Portfolio of investments.

Futures contracts

Number of contracts	Currency		Expiration date	Current notional amount	Value	Unrealized appreciation (depreciation)
Interest rate futures buy contracts:
3	EUR	German Euro Bund Futures	March 2022	$570,604	$569,960	$(644)
120	EUR	German Euro Schatz Futures	March 2022	15,112,136	15,082,321	(29,815)
3	JPY	Japan Government Bond 10 Year Futures	March 2022	3,965,343	3,929,093	(36,250)
54	JPY	JGB MINI 10 Year Futures	March 2022	7,139,997	7,071,897	(68,100)
U.S. Treasury futures buy contracts:
9	USD	U.S. Long Bond Futures	March 2022	$1,420,103	$1,400,625	$(19,478)
20	USD	U.S. Ultra Bond Futures	March 2022	3,759,262	3,778,750	19,488
4	USD	U.S. Ultra Treasury Note 10 Year Futures	March 2022	570,009	571,313	1,304
Total				$32,537,454	$32,403,959	$(133,495)

PACE Global Fixed Income Investments

Portfolio of investments—January 31, 2022 (unaudited)

Futures contracts—(concluded)

Number of contracts	Currency		Expiration date	Current notional amount	Value	Unrealized appreciation (depreciation)
Interest rate futures sell contracts:
103	AUD	Australian Bond 10 Year Futures	March 2022	$(9,937,279)	$(9,978,367)	$(41,088)
12	CAD	Canada Government Bond 10 Year Futures	March 2022	(1,320,575)	(1,313,141)	7,434
15	EUR	German Euro BOBL Futures	March 2022	(2,261,859)	(2,228,476)	33,383
3	EUR	German Euro Buxl 30 Year Futures	March 2022	(682,919)	(685,192)	(2,273)
49	EUR	Italian Government Bond Futures	March 2022	(8,247,732)	(8,030,558)	217,174
37	GBP	United Kingdom Long Gilt Bond Futures	March 2022	(6,129,070)	(6,068,886)	60,184
U.S. Treasury futures sell contracts:
7	USD	U.S. Treasury Note 10 Year Futures	March 2022	$(897,079)	$(895,781)	$1,298
460	USD	U.S. Treasury Note 5 Year Futures	March 2022	(54,794,809)	(54,833,438)	(38,629)
Total				$(84,271,322)	$(84,033,839)	$237,483
Net unrealized appreciation (depreciation)						$103,988

Forward foreign currency contracts

Counterparty	Sell		Purchase		Settlement date	Unrealized appreciation (depreciation)
ANZ	JPY	132,624,778	USD	1,145,243	02/22/22	$(7,389)
BB	CNY	52,632,975	USD	8,265,842	02/22/22	4,787
BB	CZK	12,111,120	EUR	496,708	02/22/22	300
BB	EUR	494,219	CZK	12,138,021	02/22/22	3,736
BB	EUR	1,494,197	SEK	15,728,438	02/22/22	7,696
BB	GBP	2,493,172	CAD	4,284,902	02/22/22	18,224
BB	NZD	3,338,975	CAD	2,838,763	02/22/22	36,805
BB	SEK	20,285,818	EUR	1,982,470	02/22/22	52,251
BB	USD	378,148	CZK	8,104,505	02/22/22	(4,780)
BB	USD	20,292,231	JPY	2,312,102,062	02/22/22	(197,929)
BB	USD	989,533	THB	32,819,836	02/22/22	(3,921)
BNP	CNY	58,429,402	USD	9,140,291	02/22/22	(30,548)
BNP	CZK	12,111,123	EUR	496,740	02/22/22	336
BNP	DKK	26,776,767	USD	4,126,334	02/22/22	81,690
BNP	EUR	987,463	CZK	24,235,240	02/22/22	6,689
BNP	EUR	2,981,249	GBP	2,491,638	02/22/22	(53)
BNP	EUR	1,494,400	HUF	537,311,646	02/22/22	14,992
BNP	EUR	994,803	PLN	4,520,782	02/22/22	(11,693)
BNP	GBP	90,786	USD	121,904	02/22/22	(178)
BNP	HUF	353,302,098	EUR	991,235	02/22/22	(178)
BNP	PLN	4,519,466	EUR	994,655	02/22/22	11,850
BNP	SEK	20,444,389	EUR	1,989,605	02/22/22	43,262
BNP	SEK	1,680,445	USD	188,507	02/22/22	8,264
BNP	USD	1,129,220	CAD	1,412,403	02/22/22	(18,109)
BNP	USD	7,519,649	EUR	6,650,303	02/22/22	(45,384)
BNP	USD	450,671	GBP	328,387	02/22/22	(9,081)
BNP	USD	199,688	HUF	62,041,091	02/22/22	(4,026)

PACE Global Fixed Income Investments

Portfolio of investments—January 31, 2022 (unaudited)

Forward foreign currency contracts—(continued)

Counterparty	Sell		Purchase		Settlement date	Unrealized appreciation (depreciation)
BNP	USD	561,128	ILS	1,791,335	02/22/22	$4,987
BNP	USD	1,658,626	ILS	5,157,994	02/22/22	(28,545)
BNP	USD	211,861	JPY	24,545,302	02/22/22	1,460
BOA	CAD	190,749	USD	150,587	02/22/22	528
BOA	JPY	91,162,069	USD	802,342	02/22/22	10,059
BOA	MXN	27,805,838	USD	1,361,813	02/22/22	18,216
CITI	CAD	5,660,774	EUR	3,977,396	02/22/22	16,962
CITI	CAD	6,047,156	NZD	7,182,153	02/22/22	(32,723)
CITI	CNY	3,589,461	EUR	496,943	02/22/22	(4,874)
CITI	EUR	496,880	CZK	12,159,146	02/22/22	1,719
CITI	EUR	996,901	GBP	832,532	02/22/22	(889)
CITI	EUR	496,970	HUF	177,440,678	02/22/22	1,059
CITI	EUR	16,315,218	USD	18,712,678	02/22/22	376,029
CITI	HUF	175,336,756	EUR	492,865	02/22/22	962
CITI	NZD	5,014,244	EUR	2,986,981	02/22/22	58,663
CITI	PLN	4,542,094	EUR	994,655	02/22/22	6,312
CITI	USD	1,131,952	CAD	1,417,219	02/22/22	(17,052)
CITI	USD	446,107	NZD	651,231	02/22/22	(17,723)
CITI	ZAR	18,746,024	USD	1,217,434	02/22/22	1,159
GSI	AUD	2,165,981	USD	1,574,625	02/22/22	43,065
GSI	CAD	939,404	NZD	1,110,618	02/22/22	(8,441)
GSI	EUR	1,981,759	SEK	20,518,251	02/22/22	(26,522)
GSI	EUR	2,971,725	USD	3,405,414	02/22/22	65,497
GSI	HUF	176,172,149	EUR	495,701	02/22/22	1,515
GSI	MXN	11,873,025	USD	581,198	02/22/22	7,485
GSI	SEK	35,656,471	EUR	3,468,218	02/22/22	73,435
GSI	THB	4,976,676	USD	150,544	02/22/22	1,089
GSI	USD	3,389,708	EUR	2,970,093	02/22/22	(51,625)
GSI	USD	561,130	ILS	1,782,065	02/22/22	2,056
GSI	USD	2,860,364	PLN	11,347,498	02/22/22	(83,308)
GSI	USD	203,433	RON	879,956	02/22/22	(3,777)
HSBC	CAD	3,446,859	GBP	2,031,428	02/22/22	20,130
HSBC	EUR	993,750	SEK	10,337,232	02/22/22	(8,109)
HSBC	EUR	223,096	USD	252,112	02/22/22	1,375
HSBC	EUR	1,998,320	USD	2,230,248	02/22/22	(15,661)
HSBC	JPY	1,030,528,641	USD	8,911,023	02/22/22	(45,222)
HSBC	MXN	11,647,349	USD	564,318	02/22/22	1,510
HSBC	MXN	46,932,704	USD	2,258,617	02/22/22	(9,204)
HSBC	SEK	20,678,737	USD	2,213,498	02/22/22	(4,490)
HSBC	USD	9,114,726	CAD	11,382,507	02/22/22	(160,317)
HSBC	USD	1,499,152	CHF	1,365,542	02/22/22	(24,763)
HSBC	USD	1,544,579	EUR	1,358,132	02/22/22	(18,177)
HSBC	USD	11,703,431	JPY	1,334,580,464	02/22/22	(104,694)
HSBC	USD	366,602	NOK	3,187,922	02/22/22	(8,293)
HSBC	USD	9,403,747	SEK	84,061,005	02/22/22	(387,418)

PACE Global Fixed Income Investments

Portfolio of investments—January 31, 2022 (unaudited)

Forward foreign currency contracts—(concluded)

Counterparty	Sell		Purchase		Settlement date	Unrealized appreciation (depreciation)
HSBC	USD	1,058,915	SGD	1,424,777	02/22/22	$(4,373)
RBC	USD	202,681	EUR	178,859	02/22/22	(1,661)
RBC	USD	780,442	EUR	696,496	02/22/22	2,350
SCB	USD	6,262,749	CNY	39,915,444	02/22/22	2,215
SCB	USD	3,030,142	EUR	2,652,808	02/22/22	(48,655)
SCB	USD	3,008,417	JPY	346,386,235	02/22/22	2,000
SSC	CAD	235,908	USD	188,993	02/22/22	3,409
SSC	EUR	10,561,246	USD	11,978,405	02/22/22	108,636
SSC	EUR	5,364,685	USD	5,997,140	02/22/22	(32,222)
SSC	HUF	358,642,155	EUR	995,399	02/22/22	(12,340)
SSC	USD	3,068,613	DKK	20,151,571	02/22/22	(24,708)
SSC	USD	3,032,985	EUR	2,643,293	02/22/22	(62,193)
TD	EUR	1,980,493	GBP	1,660,069	02/22/22	6,463
TD	EUR	987,811	PLN	4,543,073	02/22/22	1,620
TD	GBP	4,148,204	EUR	4,974,015	02/22/22	12,095
TD	SEK	5,205,028	EUR	498,450	02/22/22	1,920
TD	USD	1,131,952	CAD	1,417,034	02/22/22	(17,197)
Net unrealized appreciation (depreciation)						$(451,583)

Fair valuation summary

The following is a summary of the fair valuations according to the inputs used as of January 31, 2022 in valuing the Portfolio's investments. In the event a Portfolio holds investments for which fair value is measured using the NAV per share practical expedient (or its equivalent), a separate column will be added to the fair value hierarchy table; this is intended to permit reconciliation to the amounts presented in the Portfolio of investments:

Assets Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Asset-backed securities	$—	$3,044,251	$—	$3,044,251
Corporate bonds	—	74,024,862	—	74,024,862
Mortgage-backed securities	—	15,648,781	—	15,648,781
Non-U.S. government agency obligations	—	135,765,974	—	135,765,974
U.S. government agency obligations	—	10,052,909	—	10,052,909
U.S. Treasury obligations	—	29,757,872	—	29,757,872
Short-term investments	—	39,218,899	—	39,218,899
Futures contracts	340,265	—	—	340,265
Forward foreign currency contracts	—	1,146,862	—	1,146,862
Total	$340,265	$308,660,410	$—	$309,000,675
Liabilities
Futures contracts	$(236,277)	$—	$—	$(236,277)
Forward foreign currency contracts	—	(1,598,445)	—	(1,598,445)
Total	$(236,277)	$(1,598,445)	$—	$(1,834,722)

PACE Global Fixed Income Investments

Portfolio of investments—January 31, 2022 (unaudited)

At January 31, 2022, there were no transfers in or out of Level 3.

Portfolio footnotes

1  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities are considered liquid, unless noted otherwise, and may be resold in transactions exempt from registration, normally to qualified institutional buyers. Securities exempt from registration pursuant to Rule 144A, in the amount of $31,704,448, represented 10.7% of the Portfolio's net assets at period end.

2  Variable or floating rate security. The interest rate shown is the rate in effect as of period end and changes periodically.

3  Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration.

4  Perpetual investment. Date shown reflects the next call date.

5  Variable or floating rate security for which the interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.

6  Step bond—coupon rate increases in increments to maturity. The rate disclosed is the rate at the period end; the maturity date disclosed is the ultimate maturity date.

7  Rates shown reflect yield at January 31, 2022.

See accompanying notes to financial statements.

PACE High Yield Investments

Performance

For the six-months ended January 31, 2022, the Portfolio's Class P shares returned -2.95% before the deduction of the maximum PACE Select program fee.1 In comparison, the ICE BofA Global High Yield Index (hedged in USD) (the "benchmark") returned -2.47%. (Returns for all share classes over various time periods are shown in the "Performance at a glance" table on page 127. Please note that the returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.) For a detailed commentary on the market environment in general during the reporting period, please refer to page 3.

Subadvisor's comments2

(Please note that while the subadvisor outperformed the benchmark on a gross-of-fees basis, the Portfolio underperformed net of fees, as reported in the "Performance at a glance" table. As stated in footnote two, the comments that follow address performance on a gross-of-fees basis.)

The Portfolio outperformed its benchmark during the reporting period. Positive security selection and overweights in the energy—exploration & production, specialty retail, oil field equipment & services, and gaming sectors contributed the most to returns. The Portfolio's relative performance was hurt the most by an overweight and security selection in real estate development & management and underweights and security selection in the banking and food & drug retailers sectors. From a ratings perspective, security selection and an overweight in B-rated issuers was the biggest contributor to performance. Additionally, an overweight to CCC-rated issuers contributed to results. Non-rated and BB-rated issuers in the Portfolio were the largest detractors from returns.

Looking ahead, we continue to believe that economic growth will remain robust and earnings should remain strong. The world is learning to live with COVID-19, and consumers are ready to return to preferred activities. We believe that this change in attitude will address the supply side of the supply/demand equation, helping to normalize the supply chain and reduce the staffing shortages plaguing many industries. As monetary tightening measures target demand-driven inflationary forces and take the froth off certain overvalued markets, the US Federal Reserve can avoid "shock and awe" tactics, focusing instead on incremental policy adjustments. Recent high yield market weakness has particularly impacted the higher quality end of the credit spectrum. While volatility may persist as investors respond to changing inflation data and monetary policy, many solid BB-rated issuers have seen their bonds decline, with no change in default expectations, creating the opportunity to find bargains in this part of the market. Geopolitical risks also

PACE Select Advisors Trust – PACE High Yield Investments

Investment Manager:

UBS Asset Management (Americas) Inc. ("UBS AM")

Investment Subadvisor:

Nomura Corporate Research and Asset Management Inc. ("NCRAM") (NCRAM has retained Nomura Asset Management Singapore Limited "NAM Singapore" and together with NCRAM "Nomura" to serve as a sub-manager to provide certain investment advisory services pursuant to a sub-management contract between NCRAM and NAM Singapore.)

Portfolio Management Team:

UBS AM: Mabel Lung, CFA, Gina Toth, CFA, Fred Lee, CFA, David Kelly and Christopher Andersen, CFA

Nomura: David Crall, CFA, Stephen Kotsen, CFA, Steven Rosenthal, CFA, Eric Torres, Simon Tan, CFA

Objective:

Total return

Investment process:

The subadvisor utilizes a "total return" strategy driven

by credit research and a team effort to generate alpha in high yield.

1  Class P shares held through the PACE Select Advisors Program are subject to a maximum Program fee of 2.50%, which, if included, would have reduced performance. Class P shares held through other advisory programs also may be subject to a program fee, which, if included, would have reduced performance.

2  Performance is discussed on a gross-of-fees basis—meaning that no fees or expenses are reflected when discussed at the level of a subadvisor's sleeve (or subadvisors' sleeves, if applicable). Alternatively, performance at the overall Portfolio level is shown net of fees, which does factor in fees and expenses associated with the Portfolio.

PACE High Yield Investments

Subadvisor's comments2 – concluded

percolate in the background with Russia, China, and Iran all presenting challenges. Finally, the transition to cleaner energy is at an interesting phase where the demand and supply are changing, but not in a well-coordinated way. This may potentially lead to volatility for both consumers and suppliers. Despite the risks, we believe high yield can continue to generate an attractive risk-adjusted return.

Currency forwards were used during the reporting period to hedge the currency exposure of the Portfolio into US dollars. The use of currency forwards had a slightly negative impact on the Portfolio's performance.

Mutual funds are sold by prospectus only. You should read it carefully and consider a fund's investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. Prospectuses for most of our funds can be obtained from your financial advisor, by calling UBS Funds at 800-647 1568 or by visiting our Website at www.ubs.com/am-us.

Special considerations

The Portfolio may be appropriate for long-term investors seeking total return and who are able to withstand short-term fluctuations in the fixed income markets in return for potentially higher returns over the long term. The Portfolio seeks to achieve its objective by investing primarily in a professionally managed, diversified portfolio of fixed income securities rated below investment grade or considered to be of comparable quality (commonly referred to as "junk bonds"). These securities are subject to higher risks than investment grade securities, including greater price volatility and a greater risk of loss of principal and nonpayment of interest. Issuers of such securities are typically in poor financial health, and their ability to pay interest and principal is uncertain. The prices of such securities may be more vulnerable to bad economic news, or even the expectation of bad news, than higher rated or investment grade bonds and other fixed income securities. The value of the Portfolio changes every day and can be affected by changes in interest rates, general market conditions and other political, social and economic developments, as well as specific matters relating to the issuers in which the Portfolio invests. In addition, investments in foreign bonds involve special risks. It is important to note that an investment in the Portfolio is only one component of a balanced investment plan.

PACE High Yield Investments

Performance at a glance (unaudited)

Average annual total returns for periods ended 01/31/22	6 months	1 year	5 years	10 years or Inception
Before deducting maximum sales charge
Class A1	(2.97)%	0.55%	4.54%	5.50%
Class Y2	(2.83)	0.81	4.77	5.75
Class P3	(2.95)	0.71	4.69	5.69
Class P2[5]	—	—	—	(4.08)
After deducting maximum sales charge
Class A1	(6.61)	(3.26)	3.74	5.10
ICE BofA Global High Yield Index (Hedged in USD)[4]	(2.47)	0.36	5.10	6.43

Most recent calendar quarter-end returns (unaudited)

Average annual total returns for periods ended 12/31/21	6 months	1 year	5 years	10 years or Inception
Before deducting maximum sales charge
Class A1	(0.93)%	3.39%	5.31%	6.17%
Class Y2	(0.89)	3.54	5.53	6.40
Class P3	(0.80)	3.66	5.48	6.36
Class P2[5]	—	—	—	(1.70)
After deducting maximum sales charge
Class A1	(4.62)	(0.53)	4.51	5.77

The annualized gross and net expense ratios, respectively, for each class of shares as in the prospectuses dated November 26, 2021 were as follows: Class A—1.25% and 1.06%; Class Y—0.98% and 0.88%; Class P—1.11% and 0.91%; and P2—1.11% and 0.62%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Portfolio and UBS Asset Management (Americas) Inc. ("UBS AM") have entered into a written fee waiver/expense reimbursement agreement pursuant to which UBS AM is contractually obligated to waive its management fees and/or reimburse expenses so that the Portfolio's ordinary total operating expenses of each class through November 30, 2022 (excluding dividend expense, borrowing costs, and interest expense relating to short sales, and expenses attributable to investment in other investment companies, interest, taxes, brokerage commissions, trustee elections, as well as other matters related to shareholder meetings (unless specifically agreed by UBS AM) and extraordinary expenses) would not exceed Class A—1.06%; Class Y—0.88%; and Class P—0.91%. The Portfolio has agreed to repay UBS AM for any waived fees/reimbursed expenses to the extent that it can do so over the following three fiscal years without causing the Portfolio's expenses in any of those three years to exceed these expense caps and that UBS AM has not waived the right to do so. The Portfolio and UBS AM have entered into a written fee waiver/expense reimbursement agreement pursuant to which UBS AM is contractually obligated through November 30, 2022 with respect to Class P2 to waive (i) its management fees in an amount equal to the portion of the management fees UBS AM retains after payment by UBS AM of any sub-advisory fees, and (ii) its administrative services fees in an amount equal to the portion of the administrative services fees UBS AM retains after payment by UBS AM of any sub-administration fees and charges paid to third parties. These fee waiver/ expense reimbursement agreements may be terminated by the Portfolio's board at any time and also will terminate automatically upon the expiration or termination of the Portfolio's advisory contract with UBS AM. Upon termination of the agreement, however, UBS AM's three year recoupment rights will survive, if applicable.

1  Maximum sales charge for Class A shares is 3.75%. Class A shares bear ongoing 12b-1 service fees of 0.25% annually.

2  The Portfolio offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees.

3  Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees, but Class P shares held through advisory programs may be subject to a program fee, which, if included, would have reduced performance.

4  The ICE BofA Global High Yield Index (hedged in USD) is an unmanaged index which covers US dollar, Canadian dollar, British pound and Euro denominated below investment-grade corporate debt publicly issued in the major domestic or eurobond markets. Securities must have at least 18 months before final maturity at the time of issuance and have at least one year remaining to final maturity. Callable perpetuals, original issue zero-coupon bonds, eurodollar bonds and 144A securities (with and without registration rights), as well as pay-in-kind securitiies, are included in the index. Contingent capital securities ("cocos") are excluded from the index, but capital securities where conversion can be mandated by a regulatory authority but with no specific trigger are included. Investors should note that indices do not reflect the deduction of fees and expenses.

5  Inception date of Class P2 of PACE High Yield Investments is September 15, 2021.

Prior to August 3, 2015, a 1% redemption fee was imposed on sales or exchanges of any class of shares of the Portfolio made during the specified holding period.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit www.ubs.com/us-mutualfundperformance.

PACE High Yield Investments

Portfolio statistics and industry diversification—(unaudited)1

As a percentage of net assets as of January 31, 2022

Characteristics
Weighted average duration	3.70 yrs.
Weighted average maturity	4.73 yrs.
Average coupon	4.31%
Top ten fixed income holdings
Carnival Corp., 5.750% due 03/01/27	0.7%
Teva Pharmaceutical Finance Netherlands III BV, 6.000% due 04/15/24	0.5
Petroleos Mexicanos, 6.500% due 06/02/41	0.4
Petroleos Mexicanos, 7.690% due 01/23/50	0.4
Petroleos Mexicanos, 6.875% due 10/16/25	0.4
CSC Holdings LLC, 4.625% due 12/01/30	0.4
Life Time, Inc., 8.000% due 04/15/26	0.3
Bausch Health Cos., Inc., 9.000% due 12/15/25	0.3
Telecom Italia Finance SA, 7.750% due 01/24/33	0.3
Aeropuertos Dominicanos Siglo XXI SA, 6.750% due 03/30/29	0.3
Total	4.0%
Top five issuer breakdown by country or territory of origin
United States	56.8%
United Kingdom	4.8
Mexico	3.9
Luxembourg	3.2
Netherlands	3.0
Total	71.7%
Credit rating[2]
BB-	14.8
B	13.1
BB	11.9
B+	11.1
BB+	10.8
NR	9.8
B-	7.3
CCC+	6.6
BBB	2.6
CCC	2.4
BBB-	1.3
CCC-	0.9
CC	0.3
D	0.2
A	0.0
Not rated	5.4
Cash equivalents and other assets less liabilities	6.5
Total	105.0%

1  The portfolio is actively managed and its composition will vary over time.

2  Credit ratings shown are based on the ratings assigned to portfolio holdings by Standard & Poor's Financial Services LLC, an independent rating agency.

PACE High Yield Investments

Portfolio of investments—January 31, 2022 (unaudited)

	Face amount[1]		Value
Corporate bonds—91.7%
Advertising—0.4%
Clear Channel International BV 6.625%, due 08/01/25[2]		200,000	$205,500
Clear Channel Outdoor Holdings, Inc. 7.500%, due 06/01/29[2]		125,000	129,531
7.750%, due 04/15/28[2]		200,000	207,500
Lamar Media Corp. 3.750%, due 02/15/28		25,000	24,399
4.000%, due 02/15/30		100,000	96,000
Outfront Media Capital LLC/Outfront Media Capital Corp. 4.250%, due 01/15/29[2]		75,000	70,587
4.625%, due 03/15/30[2]		25,000	23,937
5.000%, due 08/15/27[2]		225,000	223,243
			980,697
Aerospace & defense—1.2%
Bombardier, Inc. 6.000%, due 02/15/28[2]		150,000	145,218
7.125%, due 06/15/26[2]		25,000	25,406
7.500%, due 12/01/24[2]		325,000	336,407
7.500%, due 03/15/25[2]		50,000	50,625
7.875%, due 04/15/27[2]		50,000	50,674
BWX Technologies, Inc. 4.125%, due 04/15/29[2]		75,000	73,875
Egmv13793 10.000%, due 04/19/26[3,4]	EUR	93,992	5,280
Howmet Aerospace, Inc. 5.125%, due 10/01/24		50,000	52,250
5.950%, due 02/01/37		225,000	252,562
Rolls-Royce PLC 1.625%, due 05/09/28[5]	EUR	250,000	260,812
Spirit AeroSystems, Inc. 4.600%, due 06/15/28[6]		100,000	96,553
5.500%, due 01/15/25[2]		75,000	76,875
7.500%, due 04/15/25[2]		150,000	155,579
TransDigm, Inc. 4.625%, due 01/15/29		400,000	379,864
4.875%, due 05/01/29		175,000	168,018
5.500%, due 11/15/27		725,000	728,625
7.500%, due 03/15/27		150,000	155,654
Triumph Group, Inc. 6.250%, due 09/15/24[2]		50,000	49,825
7.750%, due 08/15/25		125,000	123,750
8.875%, due 06/01/24[2]		60,000	64,050
			3,251,902
Agriculture—0.4%
Amaggi Luxembourg International SARL 5.250%, due 01/28/28[2]		300,000	299,062
Camposol SA 6.000%, due 02/03/27[2]		300,000	304,762
Cooke Omega Investments, Inc./Alpha VesselCo Holdings, Inc. 8.500%, due 12/15/22[2]		125,000	127,763
Darling Ingredients, Inc. 5.250%, due 04/15/27[2]		75,000	76,500
MHP Lux SA 6.250%, due 09/19/29[5]		500,000	416,500
			1,224,587
	Face amount[1]		Value
Corporate bonds—(continued)
Airlines—1.2%
Air France-KLM 1.875%, due 01/16/25[5]	EUR	200,000	$208,962
3.875%, due 07/01/26[5]	EUR	300,000	326,621
American Airlines, Inc. 11.750%, due 07/15/25[2]		325,000	393,390
American Airlines, Inc./AAdvantage Loyalty IP Ltd. 5.500%, due 04/20/26[2]		100,000	102,375
5.750%, due 04/20/29[2]		125,000	127,969
Delta Air Lines, Inc. 3.625%, due 03/15/22		50,000	50,020
7.375%, due 01/15/26		75,000	85,404
Delta Air Lines, Inc./SkyMiles IP Ltd. 4.500%, due 10/20/25[2]		100,000	103,748
4.750%, due 10/20/28[2]		25,000	26,686
Gol Finance SA 7.000%, due 01/31/25		730,000	628,950
Hawaiianmiles Loyalty, Ltd. 5.750%, due 01/20/26[2]		125,000	127,835
International Consolidated Airlines Group SA 1.500%, due 07/04/27[5]	EUR	500,000	510,499
2.750%, due 03/25/25[5]	EUR	100,000	111,097
Spirit Loyalty Cayman Ltd./Spirit IP Cayman Ltd. 8.000%, due 09/20/25[2]		75,000	81,259
Transportes Aereos Portugueses SA 5.625%, due 12/02/24[2]	EUR	100,000	106,135
5.625%, due 12/02/24[5]	EUR	200,000	212,271
United Airlines Holdings, Inc. 5.000%, due 02/01/24		25,000	25,381
United Airlines Pass-Through Trust, Series 20-1, 5.875%, due 10/15/27		43,754	47,063
United Airlines, Inc. 4.375%, due 04/15/26[2]		50,000	49,630
4.625%, due 04/15/29[2]		125,000	123,684
			3,448,979
Apparel—0.2%
Crocs, Inc. 4.125%, due 08/15/31[2]		50,000	44,625
CT Investment GmbH 5.500%, due 04/15/26[5,6]	EUR	325,000	362,719
IM Group SAS 6.625%, due 03/01/25[5]	EUR	175,000	200,782
Kontoor Brands, Inc. 4.125%, due 11/15/29[2]		75,000	71,906
			680,032
Auto manufacturers—2.1%
Ford Motor Co. 3.250%, due 02/12/32		150,000	142,701
5.291%, due 12/08/46		100,000	109,750
9.000%, due 04/22/25		300,000	354,471
Ford Motor Credit Co. LLC 2.330%, due 11/25/25	EUR	275,000	316,734
2.700%, due 08/10/26		200,000	193,750

PACE High Yield Investments

Portfolio of investments—January 31, 2022 (unaudited)

	Face amount[1]		Value
Corporate bonds—(continued)
Auto manufacturers—(concluded)
2.748%, due 06/14/24	GBP	150,000	$200,997
3.250%, due 09/15/25	EUR	400,000	474,577
3.375%, due 11/13/25		200,000	200,224
3.625%, due 06/17/31		600,000	591,000
3.815%, due 11/02/27		200,000	199,650
4.000%, due 11/13/30		200,000	201,044
4.063%, due 11/01/24		200,000	203,753
4.134%, due 08/04/25		200,000	204,570
5.113%, due 05/03/29		600,000	642,180
5.125%, due 06/16/25		200,000	210,250
5.584%, due 03/18/24		200,000	209,000
Jaguar Land Rover Automotive PLC 5.500%, due 07/15/29[2]		200,000	193,028
5.875%, due 01/15/28[2]		200,000	198,040
6.875%, due 11/15/26[5]	EUR	400,000	493,774
7.750%, due 10/15/25[2]		200,000	209,876
Mclaren Finance PLC 7.500%, due 08/01/26[2]		200,000	204,000
Tesla, Inc. 5.300%, due 08/15/25[2]		—	0
TML Holdings Pte Ltd. 5.500%, due 06/03/24[5]		200,000	205,000
			5,958,369
Auto parts & equipment—2.3%
Adient U.S. LLC 9.000%, due 04/15/25[2]		125,000	132,462
Adler Pelzer Holding GmbH 4.125%, due 04/01/24[5]	EUR	250,000	265,376
Clarios Global LP 6.750%, due 05/15/25[2]		67,000	69,513
Clarios Global LP/Clarios U.S. Finance Co. 8.500%, due 05/15/27[2]		50,000	52,279
Cooper-Standard Automotive, Inc. 5.625%, due 11/15/26[2]		125,000	93,383
13.000%, due 06/01/24[2]		100,000	106,750
Dealer Tire LLC/DT Issuer LLC 8.000%, due 02/01/28[2]		125,000	127,813
Dornoch Debt Merger Sub, Inc. 6.625%, due 10/15/29[2]		300,000	289,875
Goodyear Europe BV 2.750%, due 08/15/28[5]	EUR	375,000	418,471
Goodyear Tire & Rubber Co. 5.000%, due 05/31/26		75,000	76,313
5.000%, due 07/15/29[2]		150,000	150,075
5.250%, due 07/15/31[2]		325,000	327,239
9.500%, due 05/31/25		450,000	479,250
IHO Verwaltungs GmbH 3.625% Cash or 4.375% PIK, 3.625%, due 05/15/25[5,7]	EUR	425,000	481,764
4.500% PIK, 3.750%, due 09/15/26[5,7]	EUR	100,000	113,732
4.625% PIK, 3.875%, due 05/15/27[5,7]	EUR	425,000	485,115
	Face amount[1]		Value
Corporate bonds—(continued)
Auto parts & equipment—(concluded)
Iochpe-Maxion Austria GmbH / Maxion Wheels de Mexico S de RL de CV 5.000%, due 05/07/28[5]		200,000	$188,625
Mahle GmbH 2.375%, due 05/14/28[5]	EUR	300,000	316,787
Nemak SAB de CV 2.250%, due 07/20/28[2]	EUR	125,000	132,532
2.250%, due 07/20/28[5]	EUR	325,000	344,583
3.625%, due 06/28/31[2]		400,000	369,552
Schaeffler AG 3.375%, due 10/12/28[5,6]	EUR	200,000	243,676
Standard Profil Automotive GmbH 6.250%, due 04/30/26[2]	EUR	300,000	266,258
6.250%, due 04/30/26[5]	EUR	100,000	88,753
Tenneco, Inc. 5.000%, due 07/15/26[6]		250,000	231,881
5.125%, due 04/15/29[2]		125,000	115,770
7.875%, due 01/15/29[2]		250,000	265,665
Titan International, Inc. 7.000%, due 04/30/28		75,000	78,915
			6,312,407
Banks—2.7%
Akbank T.A.S. 5.000%, due 10/24/22[5]		550,000	552,062
Banca Monte dei Paschi di Siena SpA 1.875%, due 01/09/26[5]	EUR	100,000	106,728
(fixed, converts to FRN on 01/18/23), 5.375%, due 01/18/28[5,6]	EUR	125,000	106,026
Banco de Bogota SA 5.375%, due 02/19/23[2]		250,000	255,844
6.250%, due 05/12/26[5]		500,000	530,312
Banco de Credito Social Cooperativo SA (fixed, converts to FRN on 03/09/27), 1.750%, due 03/09/28[5]	EUR	200,000	210,737
Banco Industrial SA (fixed, converts to FRN on 01/29/26), 4.875%, due 01/29/31[2]		150,000	147,345
Bangkok Bank PCL (fixed, converts to FRN on 09/25/29), 3.733%, due 09/25/34[5]		200,000	199,850
Bank of America Corp., Series DD, (fixed, converts to FRN on 03/10/26), 6.300%, due 03/10/26[8]		175,000	191,625
Series JJ, (fixed, converts to FRN on 06/20/24), 5.125%, due 06/20/24[8]		75,000	77,438
Barclays PLC (fixed, converts to FRN on 06/15/25), 7.125%, due 06/15/25[8]	GBP	200,000	290,733
(fixed, converts to FRN on 06/15/24), 8.000%, due 06/15/24[8]		400,000	435,888
CaixaBank SA (fixed, converts to FRN on 06/13/24), 6.750%, due 06/13/24[5,8]	EUR	400,000	490,702

PACE High Yield Investments

Portfolio of investments—January 31, 2022 (unaudited)

	Face amount[1]		Value
Corporate bonds—(continued)
Banks—(concluded)
Citigroup, Inc. (fixed, converts to FRN on 02/15/23), 5.900%, due 02/15/23[6,8]		75,000	$76,781
Series T, (fixed, converts to FRN on 08/15/26), 6.250%, due 08/15/26[8]		125,000	138,125
Series V, (fixed, converts to FRN on 01/30/25), 4.700%, due 01/30/25[8]		200,000	200,260
Freedom Mortgage Corp. 6.625%, due 01/15/27[2]		400,000	371,520
7.625%, due 05/01/26[2]		75,000	71,625
Goldman Sachs Group, Inc., Series R, (fixed, converts to FRN on 02/10/25), 4.950%, due 02/10/25[8]		75,000	77,153
HDFC Bank Ltd. (fixed, converts to FRN on 02/25/27), 3.700%, due 08/25/26[5,8]		200,000	193,640
Intesa Sanpaolo SpA 3.928%, due 09/15/26[5,6]	EUR	500,000	610,501
Inversiones Atlantida SA 7.500%, due 05/19/26[2]		200,000	202,475
Itau Unibanco Holding SA 2.900%, due 01/24/23[5]		400,000	404,300
JPMorgan Chase & Co., Series HH, (fixed, converts to FRN on 02/01/25), 4.600%, due 02/01/25[8]		75,000	74,625
Series S, (fixed, converts to FRN on 02/01/24), 6.750%, due 02/01/24[8]		200,000	214,140
Series U, (fixed, converts to FRN on 04/30/24), 6.125%, due 04/30/24[8]		150,000	156,000
Turkiye Vakiflar Bankasi TAO 8.125%, due 03/28/24[2]		250,000	258,250
UniCredit SpA (fixed, converts to FRN on 09/23/24), 2.000%, due 09/23/29[5]	EUR	400,000	448,723
(fixed, converts to FRN on 01/15/27), 2.731%, due 01/15/32[5]	EUR	325,000	363,891
			7,457,299
Beverages—0.3%
Central American Bottling Corp. / CBC Bottling Holdco SL / Beliv Holdco SL 5.250%, due 04/27/29[2]		650,000	659,750
Primo Water Holdings, Inc. 4.375%, due 04/30/29[2]		125,000	119,323
Triton Water Holdings, Inc. 6.250%, due 04/01/29[2]		100,000	93,750
			872,823
	Face amount[1]		Value
Corporate bonds—(continued)
Biotechnology—0.1%
Grifols Escrow Issuer SA 3.875%, due 10/15/28[2]	EUR	125,000	$135,801
4.750%, due 10/15/28[2]		200,000	198,788
			334,589
Building materials—1.9%
Builders FirstSource, Inc. 4.250%, due 02/01/32		125,000	122,375
4.250%, due 02/01/32[2]		125,000	122,375
5.000%, due 03/01/30[2]		100,000	102,664
6.750%, due 06/01/27[2]		177,000	184,301
Cemex SAB de CV 3.875%, due 07/11/31[2]		500,000	472,350
(fixed, converts to FRN on 09/08/26), 5.125%, due 06/08/26[2,8]		200,000	200,302
5.200%, due 09/17/30[2]		200,000	206,000
5.450%, due 11/19/29[2]		200,000	208,000
5.450%, due 11/19/29[5]		200,000	208,000
Compact Bidco BV 5.750%, due 05/01/26[2]	EUR	200,000	202,783
CP Atlas Buyer, Inc. 7.000%, due 12/01/28[2]		100,000	95,132
Griffon Corp. 5.750%, due 03/01/28		250,000	249,755
James Hardie International Finance DAC 3.625%, due 10/01/26[2]	EUR	150,000	169,697
3.625%, due 10/01/26[5]	EUR	225,000	254,546
JELD-WEN, Inc. 4.625%, due 12/15/25[2]		125,000	124,196
6.250%, due 05/15/25[2]		100,000	103,250
MIWD Holdco II LLC/MIWD Finance Corp. 5.500%, due 02/01/30		75,000	74,320
New Enterprise Stone & Lime Co., Inc. 5.250%, due 07/15/28[2]		125,000	125,000
9.750%, due 07/15/28[2]		150,000	157,875
Patrick Industries, Inc. 4.750%, due 05/01/29[2]		125,000	120,625
7.500%, due 10/15/27[2]		125,000	131,250
PGT Innovations, Inc. 4.375%, due 10/01/29[2]		75,000	72,331
SRM Escrow Issuer LLC 6.000%, due 11/01/28[2]		275,000	282,370
Standard Industries, Inc. 2.250%, due 11/21/26[2]	EUR	275,000	291,292
2.250%, due 11/21/26[5]	EUR	450,000	476,660
4.375%, due 07/15/30[2]		100,000	95,500
Summit Materials LLC/Summit Materials Finance Corp. 5.250%, due 01/15/29[2]		100,000	102,062
6.500%, due 03/15/27[2]		50,000	51,250
Victors Merger Corp. 6.375%, due 05/15/29[2]		100,000	91,717
West China Cement Ltd. 4.950%, due 07/08/26[5]		200,000	185,468
			5,283,446

PACE High Yield Investments

Portfolio of investments—January 31, 2022 (unaudited)

	Face amount[1]		Value
Corporate bonds—(continued)
Chemicals—2.5%
ASP Unifrax Holdings, Inc. 5.250%, due 09/30/28[2]		25,000	$24,563
7.500%, due 09/30/29[2]		50,000	48,438
Braskem Netherlands Finance BV (fixed, converts to FRN on 01/23/26), 8.500%, due 01/23/81[5]		300,000	342,900
(fixed, converts to FRN on 01/23/26), 8.500%, due 01/23/81[2]		250,000	285,750
Consolidated Energy Finance SA 5.000%, due 10/15/28[2]	EUR	450,000	480,224
Cornerstone Chemical Co. 6.750%, due 08/15/24[2,6]		125,000	109,141
Diamond BC BV 4.625%, due 10/01/29[2]		50,000	46,877
INEOS Finance PLC 3.375%, due 03/31/26[5]	EUR	300,000	334,766
3.375%, due 03/31/26[2]	EUR	100,000	111,589
INEOS Quattro Finance 1 PLC 3.750%, due 07/15/26[5]	EUR	100,000	108,495
3.750%, due 07/15/26[2]	EUR	100,000	108,495
INEOS Quattro Finance 2 PLC 2.500%, due 01/15/26[5]	EUR	250,000	268,630
Innophos Holdings, Inc. 9.375%, due 02/15/28[2]		150,000	160,875
Iris Holdings, Inc. 8.750% Cash or 9.500% PIK, 8.750%, due 02/15/26[2,7]		125,000	125,625
LSF11 A5 HoldCo LLC 6.625%, due 10/15/29[2]		50,000	49,000
Methanex Corp. 5.125%, due 10/15/27		75,000	75,770
Minerals Technologies, Inc. 5.000%, due 07/01/28[2]		100,000	101,181
NOVA Chemicals Corp. 4.250%, due 05/15/29[2,6]		50,000	47,625
5.000%, due 05/01/25[2]		50,000	50,400
5.250%, due 06/01/27[2]		150,000	151,459
Nufarm Australia Ltd./Nufarm Americas, Inc. 5.750%, due 04/30/26[2]		50,000	51,505
OCI NV 4.625%, due 10/15/25[2]		160,000	164,552
OCP SA 3.750%, due 06/23/31[2]		200,000	192,000
6.875%, due 04/25/44[5]		500,000	557,437
Olin Corp. 5.000%, due 02/01/30		75,000	76,313
5.625%, due 08/01/29		250,000	262,550
Olympus Water US Holding Corp. 3.875%, due 10/01/28[5]	EUR	100,000	108,819
Polar US Borrower LLC/Schenectady International Group, Inc. 6.750%, due 05/15/26[2]		100,000	95,250
Sasol Financing USA LLC 5.500%, due 03/18/31		300,000	293,250
5.875%, due 03/27/24		300,000	308,250
	Face amount[1]		Value
Corporate bonds—(continued)
Chemicals—(concluded)
SCIH Salt Holdings, Inc. 4.875%, due 05/01/28[2]		150,000	$140,625
6.625%, due 05/01/29[2,6]		175,000	163,511
SCIL IV LLC / SCIL USA Holdings LLC 5.375%, due 11/01/26[2]		200,000	200,500
SPCM SA 2.625%, due 02/01/29[5]	EUR	175,000	195,835
TPC Group, Inc. 10.500%, due 08/01/24[2]		50,000	33,250
Trinseo Materials Operating SCA/Trinseo Materials Finance, Inc. 5.125%, due 04/01/29[2]		165,000	166,534
5.375%, due 09/01/25[2]		250,000	253,050
Tronox, Inc. 4.625%, due 03/15/29[2]		175,000	168,257
6.500%, due 05/01/25[2]		75,000	77,835
WR Grace Holdings LLC 4.875%, due 06/15/27[2]		150,000	149,247
5.625%, due 08/15/29[2]		250,000	241,250
			6,931,623
Coal—0.1%
Cloud Peak Energy Resources LLC/Cloud Peak Energy Finance Corp. 3.000%, due 03/15/24[3,4,9]		550,000	5,500
Indika Energy Capital IV Pte Ltd. 8.250%, due 10/22/25[2]		300,000	300,000
Murray Energy Corp. 0.000%, due 04/15/24[2,3,4,10]		1,268,693	0
			305,500
Commercial services—3.3%
ADT Security Corp. 4.125%, due 08/01/29[2]		100,000	94,062
4.875%, due 07/15/32[2]		150,000	144,000
Adtalem Global Education, Inc. 5.500%, due 03/01/28[2]		275,000	270,350
Ahern Rentals, Inc. 7.375%, due 05/15/23[2]		325,000	304,687
Allied Universal Holdco LLC/Allied Universal Finance Corp. 6.000%, due 06/01/29[2]		200,000	189,581
9.750%, due 07/15/27[2]		225,000	237,375
Allied Universal Holdco LLC/Allied Universal Finance Corp./Atlas Luxco 4 SARL 3.625%, due 06/01/28[2]	EUR	250,000	264,011
4.625%, due 06/01/28[2]		200,000	189,046
Alta Equipment Group, Inc. 5.625%, due 04/15/26[2]		50,000	50,750
AMN Healthcare, Inc. 4.000%, due 04/15/29[2]		300,000	297,660
4.625%, due 10/01/27[2]		50,000	50,488
APi Group DE, Inc. 4.125%, due 07/15/29[2]		175,000	168,437
APX Group, Inc. 5.750%, due 07/15/29[2]		150,000	141,088

PACE High Yield Investments

Portfolio of investments—January 31, 2022 (unaudited)

	Face amount[1]		Value
Corporate bonds—(continued)
Commercial services—(continued)
Arena Luxembourg Finance SARL 1.875%, due 02/01/28[5]	EUR	125,000	$128,495
1.875%, due 02/01/28[2]	EUR	100,000	102,796
ASGN, Inc. 4.625%, due 05/15/28[2]		250,000	249,750
Autostrade per l'Italia SpA 2.000%, due 12/04/28[5]	EUR	125,000	142,349
2.000%, due 01/15/30[5]	EUR	150,000	168,147
Avis Budget Car Rental LLC/Avis Budget Finance, Inc. 4.750%, due 04/01/28[2]		50,000	48,875
5.375%, due 03/01/29[2,6]		175,000	175,364
5.750%, due 07/15/27[2,6]		25,000	25,688
BCP V Modular Services Finance II PLC 4.750%, due 11/30/28[2]	EUR	100,000	107,399
4.750%, due 11/30/28[5]	EUR	125,000	134,248
BCP V Modular Services Finance PLC 6.750%, due 11/30/29[2]	EUR	275,000	285,932
Carriage Services, Inc. 4.250%, due 05/15/29[2]		75,000	73,125
EC Finance PLC 3.000%, due 10/15/26[2]	EUR	175,000	197,783
3.000%, due 10/15/26[5]	EUR	250,000	282,548
eHi Car Services Ltd. 7.000%, due 09/21/26[5]		200,000	170,282
Graham Holdings Co. 5.750%, due 06/01/26[2]		175,000	180,687
HealthEquity, Inc. 4.500%, due 10/01/29[2]		75,000	73,313
Hertz Corp. 4.625%, due 12/01/26[2]		25,000	24,255
5.000%, due 12/01/29[2]		125,000	120,362
Kapla Holding SAS 3.375%, due 12/15/26[5]	EUR	350,000	373,752
Metis Merger Sub LLC 6.500%, due 05/15/29[2]		150,000	143,598
Midas Intermediate Holdco II LLC/Midas Intermediate Holdco II Finance, Inc. 7.875%, due 10/01/22[2]		325,000	321,734
MoneyGram International, Inc. 5.375%, due 08/01/26[2]		100,000	102,991
Nassa Topco AS 2.875%, due 04/06/24[5]	EUR	375,000	425,086
NESCO Holdings II, Inc. 5.500%, due 04/15/29[2]		125,000	123,750
Nexi SpA 1.625%, due 04/30/26[5]	EUR	125,000	134,949
Nielsen Finance LLC/Nielsen Finance Co. 5.625%, due 10/01/28[2]		75,000	74,880
5.875%, due 10/01/30[2]		50,000	50,092
Paysafe Finance PLC/Paysafe Holdings US Corp. 4.000%, due 06/15/29[2]		100,000	90,192
PECF USS Intermediate Holding III Corp. 8.000%, due 11/15/29[2]		125,000	126,250
	Face amount[1]		Value
Corporate bonds—(continued)
Commercial services—(concluded)
Prime Security Services Borrower LLC/Prime Finance, Inc. 3.375%, due 08/31/27[2]		50,000	$46,512
5.250%, due 04/15/24[2]		75,000	77,325
6.250%, due 01/15/28[2]		75,000	74,705
PROG Holdings, Inc. 6.000%, due 11/15/29[2]		75,000	73,505
Q-Park Holding I BV 2.000%, due 03/01/27[5]	EUR	175,000	180,384
2.000%, due 03/01/27[2]	EUR	100,000	103,077
RAC Bond Co. PLC 5.250%, due 11/04/27[2]	GBP	225,000	291,789
5.250%, due 11/04/27[5]	GBP	100,000	129,684
Sabre GLBL, Inc. 7.375%, due 09/01/25[2]		25,000	25,625
9.250%, due 04/15/25[2]		100,000	112,306
Service Corp. International 4.000%, due 05/15/31		150,000	145,255
Techem Verwaltungsgesellschaft 675 mbH 2.000%, due 07/15/25[5]	EUR	450,000	489,729
United Rentals North America, Inc. 3.750%, due 01/15/32[4]		50,000	48,231
Verscend Escrow Corp. 9.750%, due 08/15/26[2]		125,000	131,274
WASH Multifamily Acquisition, Inc. 5.750%, due 04/15/26[2]		75,000	75,938
			9,065,546
Computers—1.0%
Banff Merger Sub, Inc. 8.375%, due 09/01/26[5]	EUR	175,000	202,880
Diebold Nixdorf Dutch Holding BV 9.000%, due 07/15/25[2]	EUR	100,000	118,999
9.000%, due 07/15/25[5]	EUR	550,000	654,496
Diebold Nixdorf, Inc. 8.500%, due 04/15/24		50,000	49,625
9.375%, due 07/15/25[2]		100,000	105,038
Exela Intermediate LLC / Exela Finance, Inc. 11.500%, due 07/15/26[2]		182,000	112,840
NCR Corp. 5.000%, due 10/01/28[2]		125,000	124,195
5.125%, due 04/15/29[2]		300,000	299,343
5.250%, due 10/01/30[2]		25,000	24,581
5.750%, due 09/01/27[2]		225,000	228,541
6.125%, due 09/01/29[2]		200,000	210,210
Presidio Holdings, Inc. 4.875%, due 02/01/27[2]		150,000	152,625
8.250%, due 02/01/28[2]		175,000	184,765
Science Applications International Corp. 4.875%, due 04/01/28[2]		200,000	201,000
Vericast Corp. 11.000%, due 09/15/26[2]		126,250	130,984
			2,800,122

PACE High Yield Investments

Portfolio of investments—January 31, 2022 (unaudited)

	Face amount[1]		Value
Corporate bonds—(continued)
Cosmetics & personal care—0.1%
Edgewell Personal Care Co. 4.125%, due 04/01/29[2]		175,000	$172,273
5.500%, due 06/01/28[2]		125,000	129,688
			301,961
Distribution & wholesale—0.3%
Avient Corp. 5.750%, due 05/15/25[2]		150,000	154,641
BCPE Empire Holdings, Inc. 7.625%, due 05/01/27[2]		175,000	175,000
IAA, Inc. 5.500%, due 06/15/27[2]		125,000	128,283
KAR Auction Services, Inc. 5.125%, due 06/01/25[2]		125,000	125,000
Resideo Funding, Inc. 4.000%, due 09/01/29[2]		50,000	47,125
Univar Solutions USA, Inc. 5.125%, due 12/01/27[2]		225,000	228,937
			858,986
Diversified financial services—2.7%
AG Issuer LLC 6.250%, due 03/01/28[2]		150,000	155,824
Ally Financial, Inc. 8.000%, due 11/01/31		105,000	139,600
Series B, (fixed, converts to FRN on 05/15/26), 4.700%, due 05/15/26[8]		50,000	49,433
Bracken MidCo1 PLC 6.750% Cash or 7.500% PIK, 6.750%, due 11/01/27[2,7]	GBP	125,000	166,757
Credito Real SAB de CV 5.000%, due 02/01/27[5]	EUR	275,000	92,878
doValue S.p.A 5.000%, due 08/04/25[2]	EUR	325,000	375,162
doValue SpA 3.375%, due 07/31/26[2]	EUR	150,000	167,759
Enact Holdings, Inc. 6.500%, due 08/15/25[2]		325,000	343,908
Garfunkelux Holdco 3 SA 6.750%, due 11/01/25[2]	EUR	225,000	258,363
Global Aircraft Leasing Co. Ltd. 6.500% Cash or 7.250% PIK, 6.500%, due 09/15/24[2,7]		327,679	307,461
International Personal Finance PLC 9.750%, due 11/12/25	EUR	625,000	745,550
Iqera Group SAS 6.500%, due 09/30/24[2]	EUR	100,000	115,016
Jane Street Group / JSG Finance, Inc. 4.500%, due 11/15/29[2]		125,000	122,548
Jefferson Capital Holdings LLC 6.000%, due 08/15/26[2]		150,000	148,875
LFS Topco LLC 5.875%, due 10/15/26[2]		75,000	76,766
Midcap Financial Issuer Trust 6.500%, due 05/01/28[2]		200,000	201,492
	Face amount[1]		Value
Corporate bonds—(continued)
Diversified financial services—(concluded)
Mulhacen Pte Ltd. 6.500% Cash or 7.250% PIK, 6.500%, due 08/01/23[5,7]	EUR	403,886	$231,410
Nationstar Mortgage Holdings, Inc. 5.125%, due 12/15/30[2]		75,000	70,345
5.500%, due 08/15/28[2]		100,000	97,746
5.750%, due 11/15/31[2]		50,000	48,350
6.000%, due 01/15/27[2]		75,000	77,804
Navient Corp. 5.000%, due 03/15/27		231,000	223,705
5.500%, due 03/15/29		250,000	243,950
5.625%, due 08/01/33		150,000	134,359
6.125%, due 03/25/24		375,000	390,562
6.750%, due 06/25/25		100,000	105,734
6.750%, due 06/15/26		200,000	211,416
OneMain Finance Corp. 5.375%, due 11/15/29		25,000	25,384
6.625%, due 01/15/28		100,000	107,336
6.875%, due 03/15/25		100,000	108,500
7.125%, due 03/15/26		400,000	439,734
8.875%, due 06/01/25		50,000	53,071
Oxford Finance LLC/Oxford Finance Co-Issuer II, Inc. 6.375%, due 12/15/22[2]		125,000	124,960
PennyMac Financial Services, Inc. 4.250%, due 02/15/29[2]		175,000	157,832
5.750%, due 09/15/31[2]		75,000	71,706
Provident Funding Associates LP/PFG Finance Corp. 6.375%, due 06/15/25[2]		75,000	76,500
Shriram Transport Finance Co. Ltd. 5.100%, due 07/16/23[5]		200,000	200,750
SLM Corp. 3.125%, due 11/02/26		175,000	168,437
VistaJet Malta Finance PLC/XO Management Holding, Inc. 6.375%, due 02/01/30		125,000	124,219
World Acceptance Corp. 7.000%, due 11/01/26[2]		100,000	96,020
Zenith Finco PLC 6.500%, due 06/30/27	GBP	275,000	362,450
			7,419,672
Electric—2.4%
AES Andres BV 5.700%, due 05/04/28[2]		400,000	400,700
AES El Salvador Trust II 6.750%, due 03/28/23[5]		450,000	397,519
Calpine Corp. 4.500%, due 02/15/28[2]		175,000	171,045
5.000%, due 02/01/31[2]		25,000	23,688
5.125%, due 03/15/28[2]		325,000	317,047
Capex SA 6.875%, due 05/15/24[2]		225,000	213,511
6.875%, due 05/15/24[5]		200,000	189,787

PACE High Yield Investments

Portfolio of investments—January 31, 2022 (unaudited)

	Face amount[1]		Value
Corporate bonds—(continued)
Electric—(concluded)
Centrais Eletricas Brasileiras SA 3.625%, due 02/04/25[2]		200,000	$199,725
Clean Renewable Power Mauritius Pte Ltd. 4.250%, due 03/25/27[5]		200,000	197,037
4.250%, due 03/25/27[2]		200,000	197,037
Clearway Energy Operating LLC 3.750%, due 01/15/32[2]		50,000	47,438
4.750%, due 03/15/28[2]		50,000	51,467
ContourGlobal Power Holdings SA 3.125%, due 01/01/28[2]	EUR	100,000	105,921
4.125%, due 08/01/25[5]	EUR	325,000	365,289
Drax Finco PLC 6.625%, due 11/01/25[2]		200,000	204,750
Eskom Holdings SOC Ltd. 6.350%, due 08/10/28[5]		400,000	418,500
6.750%, due 08/06/23[5]		410,000	414,305
FirstEnergy Corp., Series C, 5.350%, due 07/15/47[11]		125,000	135,907
Greenko Power II Ltd. 4.300%, due 12/13/28[2]		250,000	241,250
Instituto Costarricense de Electricidad 6.375%, due 05/15/43		200,000	162,912
6.750%, due 10/07/31[2]		300,000	298,275
Leeward Renewable Energy Operations LLC 4.250%, due 07/01/29[2]		50,000	48,875
Mong Duong Finance Holdings BV 5.125%, due 05/07/29[2]		375,000	343,781
NextEra Energy Operating Partners LP 3.875%, due 10/15/26[2]		275,000	277,062
NRG Energy, Inc. 3.625%, due 02/15/31[2]		75,000	69,563
3.875%, due 02/15/32[2]		50,000	47,013
6.625%, due 01/15/27		46,000	47,553
Pacific Gas and Electric Co. 4.550%, due 07/01/30		50,000	52,031
PG&E Corp. 5.000%, due 07/01/28		150,000	150,000
RRI Energy, Inc. 3.000%, due 06/15/17[3,4,9]		75,000	0
SMC Global Power Holdings Corp. (fixed, converts to FRN on 04/25/24), 6.500%, due 04/25/24[5,8]		200,000	199,600
Star Energy Geothermal Wayang Windu Ltd. 6.750%, due 04/24/33[5]		209,675	223,343
Talen Energy Supply LLC 6.625%, due 01/15/28[2]		50,000	44,000
10.500%, due 01/15/26[2]		75,000	34,853
Vistra Corp. (fixed, converts to FRN on 12/15/26), 7.000%, due 12/15/26[2,8]		125,000	124,375
Vistra Operations Co. LLC 5.500%, due 09/01/26[2]		350,000	357,000
			6,772,159
	Face amount[1]		Value
Corporate bonds—(continued)
Electrical components & equipment—0.3%
Belden, Inc. 3.375%, due 07/15/27[5]	EUR	200,000	$220,203
3.875%, due 03/15/28[5]	EUR	350,000	390,062
Senvion Holding GmbH 3.875%, due 10/25/22[5,10]	EUR	400,000	4,669
WESCO Distribution, Inc. 7.125%, due 06/15/25[2]		125,000	130,900
7.250%, due 06/15/28[2]		150,000	160,875
			906,709
Electronics—0.5%
II-VI, Inc. 5.000%, due 12/15/29[2]		100,000	99,805
Imola Merger Corp. 4.750%, due 05/15/29[2]		650,000	632,430
Likewize Corp. 9.750%, due 10/15/25[2]		100,000	107,023
Sensata Technologies BV 4.000%, due 04/15/29[2]		400,000	395,272
TTM Technologies, Inc. 4.000%, due 03/01/29[2]		100,000	95,563
			1,330,093
Energy-alternate sources—0.7%
Azure Power Solar Energy Pvt Ltd. 5.650%, due 12/24/24[2]		300,000	310,369
Continuum Energy Levanter Pte Ltd. 4.500%, due 02/09/27[2]		198,500	196,267
Cullinan Holdco Scsp 3 mo. Euribor + 4.750%, 1.000%, due 10/15/26[2,12]	EUR	200,000	220,175
4.625%, due 10/15/26[2]	EUR	100,000	109,606
4.625%, due 10/15/26[5]	EUR	100,000	109,606
Investment Energy Resources Ltd. 6.250%, due 04/26/29[2]		200,000	207,000
ReNew Power Pvt Ltd. 5.875%, due 03/05/27[2]		300,000	303,375
ReNew Power Synthetic 6.670%, due 03/12/24[2]		200,000	205,475
TerraForm Power Operating LLC 4.750%, due 01/15/30[2]		125,000	125,650
5.000%, due 01/31/28[2]		50,000	50,625
			1,838,148
Engineering & construction—1.0%
Aeropuertos Argentina 2000 SA 8.500%, due 08/01/31[2]		172,957	150,959
Aeropuertos Dominicanos Siglo XXI SA 6.750%, due 03/30/29[5]		810,000	820,125
Arcosa, Inc. 4.375%, due 04/15/29[2]		50,000	48,625
Brand Industrial Services, Inc. 8.500%, due 07/15/25[2]		200,000	188,000
GMR Hyderabad International Airport Ltd. 4.750%, due 02/02/26[2]		300,000	290,775

PACE High Yield Investments

Portfolio of investments—January 31, 2022 (unaudited)

	Face amount[1]		Value
Corporate bonds—(continued)
Engineering & construction—(concluded)
Mytilineos Financial Partners SA 2.500%, due 12/01/24[5]	EUR	225,000	$255,304
OHL Operaciones SA 5.100% Cash or 1.500% PIK, 9.750%, due 03/31/26[2,7]	EUR	270,858	287,764
Sarens Finance Co., N.V. 5.750%, due 02/21/27[5]	EUR	338,000	364,929
TopBuild Corp. 4.125%, due 02/15/32[2]		75,000	72,663
Weekley Homes LLC/Weekley Finance Corp. 4.875%, due 09/15/28[2]		200,000	196,714
			2,675,858
Entertainment—3.6%
Affinity Gaming 6.875%, due 12/15/27[2]		150,000	152,250
Allen Media LLC/Allen Media Co-Issuer, Inc. 10.500%, due 02/15/28[2]		100,000	99,933
AMC Entertainment Holdings, Inc. 10.000%, due 06/15/26[2]		474,932	442,831
10.500%, due 04/24/26[2]		28,000	29,610
ASR Media & Sponsorship SpA 5.125%, due 08/01/24[2]	EUR	266,300	287,208
5.125%, due 08/01/24[5]	EUR	217,882	234,988
Boyne USA, Inc. 4.750%, due 05/15/29[2]		100,000	100,430
Caesars Entertainment, Inc. 4.625%, due 10/15/29[2]		350,000	335,091
8.125%, due 07/01/27[2]		100,000	107,625
Caesars Resort Collection LLC/CRC Finco, Inc. 5.750%, due 07/01/25[2]		25,000	25,743
Cedar Fair LP 5.250%, due 07/15/29		102,000	102,114
Cedar Fair LP/Canada's Wonderland Co./ Magnum Management Corp./Millennium Op 6.500%, due 10/01/28		175,000	184,187
Churchill Downs, Inc. 4.750%, due 01/15/28[2]		75,000	75,441
5.500%, due 04/01/27[2]		150,000	154,035
Cinemark USA, Inc. 5.250%, due 07/15/28[2]		300,000	284,250
5.875%, due 03/15/26[2]		125,000	122,813
Cirsa Finance International SARL 6.250%, due 12/20/23[5]	EUR	297,210	335,987
Codere Finance 2 Luxembourg SA 8.000% Cash or 3.000% PIK, 8.000%, due 09/30/26[2,7]	EUR	60,000	70,777
8.000% Cash or 3.000% PIK, 10.750%, due 09/30/26[5,7]	EUR	98,000	115,602
2.000% Cash or 10.750% PIK, 12.750%, due 11/30/27[5,7]	EUR	93,336	101,713
Everi Holdings, Inc. 5.000%, due 07/15/29[2]		50,000	49,750
Gamma Bondco SARL 8.125%, due 11/15/26[2,7]	EUR	300,000	331,329
	Face amount[1]		Value
Corporate bonds—(continued)
Entertainment—(concluded)
Golden Entertainment, Inc. 7.625%, due 04/15/26[2]		325,000	$337,594
Inter Media and Communication SpA 4.875%, due 12/31/22[5]	EUR	253,688	283,409
4.875%, due 12/31/22[5]	EUR	168,632	188,389
6.750%, due 02/09/27[2]	EUR	100,000	112,368
International Game Technology PLC 4.125%, due 04/15/26[2]		200,000	200,500
Intralot Capital Luxembourg SA 5.250%, due 09/15/24[5]	EUR	525,000	518,963
Jacobs Entertainment, Inc. 6.750%, due 02/15/29		175,000	176,750
7.875%, due 02/01/24[2]		225,000	230,197
Live Nation Entertainment, Inc. 3.750%, due 01/15/28[2]		25,000	24,125
5.625%, due 03/15/26[2]		100,000	101,750
Midwest Gaming Borrower LLC/Midwest Gaming Finance Corp. 4.875%, due 05/01/29[2]		125,000	122,125
Mohegan Gaming & Entertainment 7.875%, due 10/15/24[2]		225,000	232,312
8.000%, due 02/01/26[2]		200,000	203,260
Motion Bondco DAC 4.500%, due 11/15/27[5,6]	EUR	250,000	269,488
6.625%, due 11/15/27[2,6]		200,000	199,500
Peninsula Pacific Entertainment LLC/ Peninsula Pacific Entertainment Finance In 8.500%, due 11/15/27[2]		50,000	53,610
Penn National Gaming, Inc. 4.125%, due 07/01/29[2]		125,000	117,500
Pinewood Finance Co. Ltd. 3.625%, due 11/15/27[2]	GBP	100,000	131,827
Premier Entertainment Sub LLC / Premier Entertainment Finance Corp. 5.625%, due 09/01/29[2]		200,000	188,482
5.875%, due 09/01/31[2]		175,000	164,925
Raptor Acquisition Corp./Raptor Co-Issuer LLC 4.875%, due 11/01/26[2]		75,000	74,250
Sazka Group AS 3.875%, due 02/15/27[2]	EUR	200,000	222,443
3.875%, due 02/15/27[5]	EUR	225,000	250,249
4.125%, due 11/20/24[5]	EUR	328,000	370,334
Scientific Games International, Inc. 3.375%, due 02/15/26[2]	EUR	175,000	197,587
3.375%, due 02/15/26[5]	EUR	325,000	366,947
7.000%, due 05/15/28[2]		425,000	446,356
7.250%, due 11/15/29[2]		75,000	81,233
8.250%, due 03/15/26[2]		150,000	156,563
8.625%, due 07/01/25[2]		25,000	26,500
SeaWorld Parks & Entertainment, Inc. 5.250%, due 08/15/29[2,6]		200,000	194,862
Wynn Resorts Finance LLC/Wynn Resorts Capital Corp. 5.125%, due 10/01/29[2]		75,000	72,893
			10,060,998

PACE High Yield Investments

Portfolio of investments—January 31, 2022 (unaudited)

	Face amount[1]		Value
Corporate bonds—(continued)
Environmental control—0.1%
Covanta Holding Corp. 5.000%, due 09/01/30		100,000	$99,000
Madison IAQ LLC 4.125%, due 06/30/28[2]		50,000	47,625
5.875%, due 06/30/29[2]		150,000	138,631
			285,256
Food—2.7%
Albertsons Cos., Inc./Safeway, Inc./New Albertsons LP/Albertsons LLC 3.250%, due 03/15/26[2]		75,000	72,715
4.625%, due 01/15/27[2]		150,000	153,525
C&S Group Enterprises LLC 5.000%, due 12/15/28[2]		100,000	91,768
Casino Guichard Perrachon SA (fixed, converts to FRN on 01/31/24), 3.992%, due 01/31/24[5,8]	EUR	500,000	346,025
Grupo KUO SAB De CV 5.750%, due 07/07/27[5]		750,000	771,234
HJ Heinz Finance UK PLC 6.250%, due 02/18/30	GBP	100,000	165,066
Iceland Bondco PLC 4.625%, due 03/15/25[5]	GBP	300,000	366,181
Indofood CBP Sukses Makmur Tbk PT 3.541%, due 04/27/32[5]		200,000	190,522
Ingles Markets, Inc. 4.000%, due 06/15/31[2]		125,000	123,281
JBS USA LUX SA/JBS USA Food Co./JBS USA Finance, Inc. 5.500%, due 01/15/30[2]		150,000	159,090
Kraft Heinz Foods Co. 4.125%, due 07/01/27[5]	GBP	100,000	144,665
5.000%, due 06/04/42		125,000	142,316
5.200%, due 07/15/45		250,000	289,676
6.500%, due 02/09/40		250,000	334,513
Lamb Weston Holdings, Inc. 4.125%, due 01/31/30[2]		100,000	98,791
4.375%, due 01/31/32[2]		100,000	98,625
MARB BondCo PLC 3.950%, due 01/29/31[5]		400,000	366,744
Minerva Luxembourg SA 4.375%, due 03/18/31[2]		250,000	231,250
Nathan's Famous, Inc. 6.625%, due 11/01/25[2]		110,000	111,513
NBM US Holdings, Inc. 7.000%, due 05/14/26[5]		500,000	521,750
Ocado Group PLC 3.875%, due 10/08/26[2]	GBP	175,000	220,573
3.875%, due 10/08/26[5]	GBP	150,000	189,062
Performance Food Group, Inc. 4.250%, due 08/01/29[2]		125,000	117,289
5.500%, due 10/15/27[2]		100,000	102,306
Post Holdings, Inc. 4.500%, due 09/15/31[2]		400,000	380,684
5.500%, due 12/15/29[2]		75,000	77,081
	Face amount[1]		Value
Corporate bonds—(continued)
Food—(concluded)
Premier Foods Finance PLC 3.500%, due 10/15/26[5]	GBP	400,000	$519,153
Quatrim SASU 5.875%, due 01/15/24[5]	EUR	100,000	114,337
Rallye SA, Series COFP, 5.520%, due 02/01/22[5,10]	EUR	800,000	202,221
SEG Holding LLC/SEG Finance Corp. 5.625%, due 10/15/28[2]		250,000	260,000
Simmons Foods, Inc./Simmons Prepared Foods, Inc./Simmons Pet Food, Inc./ Simmons Feed 4.625%, due 03/01/29[2]		175,000	167,781
United Natural Foods, Inc. 6.750%, due 10/15/28[2]		50,000	53,063
US Foods, Inc. 4.750%, due 02/15/29[2]		200,000	196,290
6.250%, due 04/15/25[2]		100,000	103,366
			7,482,456
Food service—0.2%
Aramark Services, Inc. 5.000%, due 02/01/28[2]		75,000	74,437
6.375%, due 05/01/25[2]		75,000	77,719
Elior Group SA 3.750%, due 07/15/26[5]	EUR	350,000	382,837
TKC Holdings, Inc. 10.500%, due 05/15/29[2]		100,000	104,500
			639,493
Forest products & paper—0.1%
Appvion, Inc. 9.000%, due 06/01/25[3,4,9]		650,000	6,500
Domtar Corp. 6.750%, due 10/01/28[2]		83,000	81,479
Glatfelter Corp. 4.750%, due 11/15/29[2]		50,000	50,393
Mercer International, Inc. 5.125%, due 02/01/29		150,000	147,937
			286,309
Gas—0.1%
AmeriGas Partners LP/AmeriGas Finance Corp. 5.500%, due 05/20/25		50,000	51,625
5.750%, due 05/20/27		150,000	158,501
			210,126
Hand & machine tools—0.1%
Werner FinCo LP/Werner FinCo, Inc. 8.750%, due 07/15/25[2]		200,000	206,000
Healthcare-products—0.4%
Avantor Funding, Inc. 3.875%, due 11/01/29[2]		150,000	144,000
4.625%, due 07/15/28[2]		75,000	74,813
Mozart Debt Merger Sub, Inc. 3.875%, due 04/01/29[2]		382,000	368,133

PACE High Yield Investments

Portfolio of investments—January 31, 2022 (unaudited)

	Face amount[1]		Value
Corporate bonds—(continued)
Healthcare-products—(concluded)
Mozart Debt Merger Sub,Inc. 5.250%, due 10/01/29[2]		350,000	$340,375
Ortho-Clinical Diagnostics, Inc./Ortho-Clinical Diagnostics SA 7.250%, due 02/01/28[2]		90,000	96,075
7.375%, due 06/01/25[2]		75,000	78,375
			1,101,771
Healthcare-services—2.9%
Acadia Healthcare Co., Inc. 5.000%, due 04/15/29[2]		100,000	98,500
5.500%, due 07/01/28[2]		125,000	126,171
AHP Health Partners, Inc. 5.750%, due 07/15/29[2]		75,000	73,596
Air Methods Corp. 8.000%, due 05/15/25[2]		175,000	142,188
Cano Health LLC 6.250%, due 10/01/28[2]		100,000	96,000
Catalent Pharma Solutions, Inc. 2.375%, due 03/01/28[5]	EUR	175,000	188,799
Centene Corp. 2.450%, due 07/15/28		75,000	71,333
2.500%, due 03/01/31		100,000	92,823
3.000%, due 10/15/30		150,000	145,575
3.375%, due 02/15/30		50,000	49,063
4.250%, due 12/15/27		225,000	230,476
Charles River Laboratories International, Inc. 4.000%, due 03/15/31[2]		57,000	54,863
CHS/Community Health Systems, Inc. 4.750%, due 02/15/31[2]		550,000	525,937
5.250%, due 05/15/30		225,000	224,032
5.625%, due 03/15/27[2]		150,000	150,811
6.000%, due 01/15/29[2]		100,000	101,839
6.125%, due 04/01/30[2]		150,000	142,831
6.625%, due 02/15/25[2]		250,000	258,725
6.875%, due 04/01/28[2,6]		98,000	92,912
6.875%, due 04/15/29[2]		275,000	271,906
8.000%, due 03/15/26[2]		250,000	260,236
8.000%, due 12/15/27[2]		250,000	265,000
DaVita, Inc. 3.750%, due 02/15/31[2]		475,000	436,382
4.625%, due 06/01/30[2]		350,000	340,511
Encompass Health Corp. 4.750%, due 02/01/30		125,000	123,438
Envision Healthcare Corp. 8.750%, due 10/15/26[2]		200,000	104,000
HCA, Inc. 3.500%, due 09/01/30		125,000	124,424
5.375%, due 09/01/26		275,000	298,375
IQVIA, Inc. 2.250%, due 03/15/29[5]	EUR	225,000	243,401
5.000%, due 05/15/27[2]		125,000	127,838
Legacy LifePoint Health LLC 6.750%, due 04/15/25[2]		100,000	103,500
LifePoint Health, Inc. 5.375%, due 01/15/29[2]		100,000	95,125
	Face amount[1]	Value
Corporate bonds—(continued)
Healthcare-services—(concluded)
ModivCare Escrow Issuer, Inc. 5.000%, due 10/01/29[2]	75,000	$72,643
Molina Healthcare, Inc. 3.875%, due 11/15/30[2]	200,000	197,250
3.875%, due 05/15/32[2]	200,000	193,000
4.375%, due 06/15/28[2]	50,000	50,133
Prime Healthcare Services, Inc. 7.250%, due 11/01/25[2]	150,000	156,375
Rede D'or Finance SARL 4.500%, due 01/22/30[5]	164,000	155,728
RP Escrow Issuer LLC 5.250%, due 12/15/25[2]	100,000	97,147
Select Medical Corp. 6.250%, due 08/15/26[2]	150,000	154,173
Tenet Healthcare Corp. 4.250%, due 06/01/29[2]	50,000	48,205
4.375%, due 01/15/30[2]	150,000	144,549
4.625%, due 09/01/24[2]	125,000	126,392
4.875%, due 01/01/26[2]	75,000	75,339
5.125%, due 11/01/27[2]	25,000	25,055
6.125%, due 10/01/28[2]	800,000	802,616
6.250%, due 02/01/27[2]	50,000	51,161
6.750%, due 06/15/23	75,000	78,552
6.875%, due 11/15/31	87,000	93,960
		8,182,888
Holding companies-divers—0.4%
KOC Holding AS 5.250%, due 03/15/23[5]	500,000	503,375
6.500%, due 03/11/25[2]	200,000	205,530
6.500%, due 03/11/25[5]	400,000	411,060
		1,119,965
Home builders—1.2%
Adams Homes, Inc. 7.500%, due 02/15/25[2]	150,000	154,500
Ashton Woods USA LLC/Ashton Woods Finance Co. 4.625%, due 08/01/29[2]	75,000	73,875
4.625%, due 04/01/30[2]	150,000	147,913
6.625%, due 01/15/28[2]	100,000	105,141
Beazer Homes USA, Inc. 6.750%, due 03/15/25	225,000	229,545
7.250%, due 10/15/29	100,000	106,750
Brookfield Residential Properties, Inc./ Brookfield Residential U.S. LLC 4.875%, due 02/15/30[2]	150,000	145,728
5.000%, due 06/15/29[2]	125,000	123,400
Century Communities, Inc. 3.875%, due 08/15/29[2]	75,000	71,981
Empire Communities Corp. 7.000%, due 12/15/25[2]	125,000	127,165
Forestar Group, Inc. 3.850%, due 05/15/26[2]	100,000	98,000
5.000%, due 03/01/28[2]	75,000	75,563

PACE High Yield Investments

Portfolio of investments—January 31, 2022 (unaudited)

	Face amount[1]		Value
Corporate bonds—(continued)
Home builders—(concluded)
Installed Building Products, Inc. 5.750%, due 02/01/28[2]		150,000	$153,855
KB Home 4.000%, due 06/15/31		125,000	123,125
6.875%, due 06/15/27		100,000	113,250
LGI Homes, Inc. 4.000%, due 07/15/29[2]		50,000	47,252
Maison Finco PLC 6.000%, due 10/31/27[2]	GBP	175,000	239,061
Mattamy Group Corp. 4.625%, due 03/01/30[2]		150,000	147,522
Meritage Homes Corp. 6.000%, due 06/01/25		290,000	313,200
Picasso Finance Sub, Inc. 6.125%, due 06/15/25[2]		60,000	62,189
Shea Homes LP/Shea Homes Funding Corp. 4.750%, due 02/15/28[2]		100,000	98,375
4.750%, due 04/01/29[2]		125,000	122,758
STL Holding Co. LLC 7.500%, due 02/15/26[2]		125,000	131,502
Thor Industries, Inc. 4.000%, due 10/15/29[2]		75,000	71,438
TRI Pointe Group, Inc./TRI Pointe Homes, Inc. 5.875%, due 06/15/24		75,000	79,259
Tri Pointe Homes, Inc. 5.700%, due 06/15/28		75,000	79,505
Williams Scotsman International, Inc. 4.625%, due 08/15/28[2]		125,000	126,094
Winnebago Industries, Inc. 6.250%, due 07/15/28[2]		100,000	106,374
			3,474,320
Home furnishings—0.0%†
Tempur Sealy International, Inc. 4.000%, due 04/15/29[2]		100,000	95,868
Household products/wares—0.3%
Central Garden & Pet Co. 4.125%, due 10/15/30		75,000	72,094
4.125%, due 04/30/31[2]		100,000	95,500
Kronos Acquisition Holdings, Inc./KIK Custom Products, Inc. 5.000%, due 12/31/26[2]		50,000	46,750
7.000%, due 12/31/27[2,6]		75,000	67,875
Spectrum Brands, Inc. 4.000%, due 10/01/26[5]	EUR	100,000	113,547
4.000%, due 10/01/26[2]	EUR	325,000	369,028
5.500%, due 07/15/30[2]		50,000	52,125
5.750%, due 07/15/25		5,000	5,094
			822,013
Housewares—0.2%
Newell Brands, Inc. 4.700%, due 04/01/26[11]		175,000	183,276
5.875%, due 04/01/36[11]		225,000	264,541
6.000%, due 04/01/46[11]		50,000	59,000
	Face amount[1]		Value
Corporate bonds—(continued)
Housewares—(concluded)
Scotts Miracle-Gro Co. 4.000%, due 04/01/31		150,000	$143,250
4.375%, due 02/01/32		50,000	48,573
			698,640
Insurance—0.8%
Acrisure LLC/Acrisure Finance, Inc. 7.000%, due 11/15/25[2]		375,000	374,362
10.125%, due 08/01/26[2]		25,000	26,969
AssuredPartners, Inc. 5.625%, due 01/15/29[2]		75,000	69,723
7.000%, due 08/15/25[2]		150,000	149,775
BroadStreet Partners, Inc. 5.875%, due 04/15/29[2]		150,000	143,025
HUB International Ltd. 5.625%, due 12/01/29[2]		25,000	24,563
7.000%, due 05/01/26[2]		250,000	256,625
MGIC Investment Corp. 5.250%, due 08/15/28		175,000	180,915
5.750%, due 08/15/23		100,000	104,000
NMI Holdings, Inc. 7.375%, due 06/01/25[2]		175,000	194,180
Radian Group, Inc. 4.500%, due 10/01/24		200,000	204,500
4.875%, due 03/15/27		150,000	155,250
Sagicor Financial Co. Ltd. 5.300%, due 05/13/28[2]		400,000	408,000
			2,291,887
Internet—1.2%
Arches Buyer, Inc. 4.250%, due 06/01/28[2]		150,000	141,643
B2W Digital Lux SARL 4.375%, due 12/20/30[2]		200,000	175,325
Cogent Communications Group, Inc. 4.375%, due 06/30/24[5]	EUR	400,000	451,065
Endure Digital, Inc. 6.000%, due 02/15/29[2]		150,000	133,500
Go Daddy Operating Co. LLC/GD Finance Co., Inc. 3.500%, due 03/01/29[2]		75,000	69,944
5.250%, due 12/01/27[2]		225,000	230,625
Iliad SA 1.875%, due 04/25/25[5]	EUR	200,000	221,769
1.875%, due 02/11/28[5]	EUR	100,000	103,357
2.375%, due 06/17/26[5]	EUR	200,000	220,421
Match Group Holdings II LLC 4.125%, due 08/01/30[2]		100,000	96,000
Match Group Holdings II LLC 5.000%, due 12/15/27[2]		50,000	51,438
MercadoLibre, Inc. 3.125%, due 01/14/31		300,000	270,180
Millennium Escrow Corp. 6.625%, due 08/01/26[2]		100,000	99,156
Northwest Fiber LLC/Northwest Fiber Finance Sub, Inc. 4.750%, due 04/30/27[2]		50,000	47,625

PACE High Yield Investments

Portfolio of investments—January 31, 2022 (unaudited)

	Face amount[1]		Value
Corporate bonds—(continued)
Internet—(concluded)
Uber Technologies, Inc. 4.500%, due 08/15/29[2]		150,000	$145,500
6.250%, due 01/15/28[2]		125,000	129,687
7.500%, due 05/15/25[2]		100,000	104,528
7.500%, due 09/15/27[2]		75,000	79,860
8.000%, due 11/01/26[2]		225,000	238,592
United Group BV 3 mo. Euribor + 3.250%, 3.250%, due 02/15/26[2,12]	EUR	100,000	109,837
5.250%, due 02/01/30	EUR	100,000	108,975
			3,229,027
Investment companies—0.6%
Compass Group Diversified Holdings LLC 5.000%, due 01/15/32[2]		75,000	74,063
5.250%, due 04/15/29[2]		125,000	123,380
Icahn Enterprises LP/Icahn Enterprises Finance Corp. 4.375%, due 02/01/29		125,000	118,818
4.750%, due 09/15/24		425,000	431,111
5.250%, due 05/15/27		475,000	478,420
6.250%, due 05/15/26		300,000	308,400
6.375%, due 12/15/25		25,000	25,448
			1,559,640
Iron & steel—0.9%
ABJA Investment Co. Pte Ltd. 5.450%, due 01/24/28[5]		300,000	318,000
Allegheny Technologies, Inc. 4.875%, due 10/01/29		75,000	73,637
5.125%, due 10/01/31		100,000	97,915
5.875%, due 12/01/27[6]		150,000	152,861
Baffinland Iron Mines Corp./Baffinland Iron Mines LP 8.750%, due 07/15/26[2]		175,000	182,219
Big River Steel LLC/BRS Finance Corp. 6.625%, due 01/31/29[2]		140,000	148,561
Carpenter Technology Corp. 6.375%, due 07/15/28		200,000	207,673
Cleveland-Cliffs, Inc. 4.625%, due 03/01/29[2,6]		25,000	24,393
4.875%, due 03/01/31[2,6]		100,000	98,000
5.875%, due 06/01/27		225,000	232,859
6.750%, due 03/15/26[2]		100,000	104,779
9.875%, due 10/17/25[2]		100,000	111,770
Commercial Metals Co. 4.125%, due 01/15/30		50,000	49,625
4.375%, due 03/15/32		50,000	49,707
CSN Inova Ventures 6.750%, due 01/28/28[5]		250,000	261,098
JSW Steel Ltd. 5.050%, due 04/05/32[2]		200,000	185,500
Mineral Resources Ltd. 8.125%, due 05/01/27[2]		148,000	158,027
TMS International Corp. 6.250%, due 04/15/29[2]		125,000	120,625
United States Steel Corp. 6.875%, due 03/01/29		50,000	50,500
			2,627,749
	Face amount[1]		Value
Corporate bonds—(continued)
Leisure time—3.2%
Carnival Corp. 5.750%, due 03/01/27[2]		1,975,000	$1,894,420
6.000%, due 05/01/29[2]		400,000	384,800
6.650%, due 01/15/28		100,000	99,475
7.625%, due 03/01/26[2]		325,000	331,500
10.500%, due 02/01/26[2]		250,000	280,750
Carnival PLC 1.000%, due 10/28/29	EUR	975,000	813,308
Codere New Holdco SA 3.000%, due 11/30/27[3]	EUR	117,189	123,428
Deuce Finco PLC 5.500%, due 06/15/27[2]	GBP	125,000	165,725
5.500%, due 06/15/27[5]	GBP	100,000	132,580
Life Time, Inc. 5.750%, due 01/15/26[2]		250,000	251,000
8.000%, due 04/15/26[2]		850,000	869,125
Lindblad Expeditions LLC 6.750%, due 02/15/27[2,13]		50,000	50,402
MajorDrive Holdings IV LLC 6.375%, due 06/01/29[2]		125,000	118,750
NCL Corp. Ltd. 3.625%, due 12/15/24[2]		75,000	69,163
5.875%, due 03/15/26[2]		375,000	357,187
12.250%, due 05/15/24[2]		130,000	151,411
NCL Finance Ltd. 6.125%, due 03/15/28[2]		125,000	118,213
Pinnacle Bidco PLC 5.500%, due 02/15/25[2]	EUR	100,000	113,900
5.500%, due 02/15/25[5]	EUR	275,000	313,225
Royal Caribbean Cruises Ltd. 3.700%, due 03/15/28		175,000	157,937
4.250%, due 07/01/26[2]		25,000	23,345
5.250%, due 11/15/22		175,000	175,437
5.375%, due 07/15/27[2]		425,000	410,720
5.500%, due 08/31/26[2]		75,000	73,125
5.500%, due 04/01/28[2]		325,000	315,344
7.500%, due 10/15/27		50,000	55,250
9.125%, due 06/15/23[2]		125,000	131,687
11.500%, due 06/01/25[2]		104,000	115,100
Viking Cruises Ltd. 5.875%, due 09/15/27[2]		375,000	342,187
6.250%, due 05/15/25[2]		75,000	73,875
13.000%, due 05/15/25[2]		75,000	83,813
Viking Ocean Cruises Ship VII, Ltd. 5.625%, due 02/15/29[2]		75,000	73,313
VOC Escrow Ltd. 5.000%, due 02/15/28[2]		150,000	145,005
			8,814,500
Lodging—1.0%
Accor SA (fixed, converts to FRN on 04/30/25), 2.625%, due 01/30/25[5,8]	EUR	400,000	426,962
Fortune Star BVI Ltd. 3.950%, due 10/02/26[5]	EUR	325,000	339,563
6.850%, due 07/02/24[5]		200,000	199,000

PACE High Yield Investments

Portfolio of investments—January 31, 2022 (unaudited)

	Face amount[1]		Value
Corporate bonds—(continued)
Lodging—(concluded)
Full House Resorts, Inc. 8.250%, due 02/15/28[2]		225,000	$230,625
Hilton Domestic Operating Co., Inc. 3.750%, due 05/01/29[2]		25,000	24,360
5.750%, due 05/01/28[2]		100,000	105,552
Hilton Grand Vacations Borrower Escrow LLC/ Hilton Grand Vacations Borrower ESC 4.875%, due 07/01/31[2]		200,000	193,564
5.000%, due 06/01/29[2]		275,000	273,625
MGM Resorts International 6.000%, due 03/15/23		375,000	387,187
Station Casinos LLC 4.625%, due 12/01/31[2]		25,000	23,750
Travel + Leisure Co. 4.625%, due 03/01/30[2]		75,000	73,406
6.625%, due 07/31/26[2]		200,000	213,500
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp. 5.250%, due 05/15/27[2,6]		250,000	245,955
			2,737,049
Machinery-construction & mining—0.1%
Manitowoc Co., Inc. 9.000%, due 04/01/26[2]		75,000	78,000
Terex Corp. 5.000%, due 05/15/29[2]		150,000	148,785
			226,785
Machinery-diversified—0.4%
Galapagos SA, 5.375% 06/15/2021, 0.000%, due 06/15/21[5,10]	EUR	27,500	38
Husky III Holding Ltd. 13.000% Cash or 13.750% PIK, 13.000%, due 02/15/25[2,7]		125,000	130,625
JPW Industries Holding Corp. 9.000%, due 10/01/24[2]		150,000	154,500
OT Merger Corp. 7.875%, due 10/15/29[2]		75,000	72,711
Selecta Group BV 3.500% Cash or 4.500% PIK, 8.000%, due 04/01/26[2,7]	EUR	198,839	224,503
3.500% Cash or 4.500% PIK, 8.000%, due 04/01/26[5,7]	EUR	18,122	20,461
10.000%, due 07/01/26[5,7]	EUR	255,218	279,677
10.000%, due 07/01/26[2,7]	EUR	73,175	80,188
Titan Acquisition Ltd./Titan Co-Borrower LLC 7.750%, due 04/15/26[2]		175,000	178,281
			1,140,984
Media—5.4%
Altice Financing SA 2.250%, due 01/15/25[5]	EUR	100,000	106,357
4.250%, due 08/15/29[2]	EUR	225,000	237,429
5.000%, due 01/15/28[2]		200,000	186,056
	Face amount[1]		Value
Corporate bonds—(continued)
Media—(continued)
AMC Networks, Inc. 4.250%, due 02/15/29		150,000	$144,273
Audacy Capital Corp. 6.750%, due 03/31/29[2]		75,000	70,500
Cable Onda SA 4.500%, due 01/30/30[2]		300,000	304,650
CCO Holdings LLC/CCO Holdings Capital Corp. 4.250%, due 02/01/31[2]		325,000	310,043
4.250%, due 01/15/34[2]		575,000	532,019
4.500%, due 08/15/30[2]		75,000	73,125
4.500%, due 05/01/32		550,000	530,062
4.500%, due 06/01/33[2]		400,000	380,440
4.750%, due 03/01/30[2]		200,000	198,459
4.750%, due 02/01/32[2]		500,000	491,850
5.000%, due 02/01/28[2]		100,000	101,220
Clear Channel Worldwide Holdings, Inc. 5.125%, due 08/15/27[2]		225,000	225,000
CSC Holdings LLC 4.125%, due 12/01/30[2]		200,000	183,038
4.500%, due 11/15/31[2]		400,000	372,696
4.625%, due 12/01/30[2]		1,100,000	979,000
5.000%, due 11/15/31[2]		200,000	180,214
Diamond Sports Group LLC/Diamond Sports Finance Co. 5.375%, due 08/15/26[2]		250,000	115,625
6.625%, due 08/15/27[2]		150,000	39,281
DIRECTV Holdings LLC/DIRECTV Financing Co., Inc. 5.875%, due 08/15/27[2]		650,000	652,405
DISH DBS Corp. 5.125%, due 06/01/29		150,000	130,875
5.250%, due 12/01/26[2]		275,000	266,750
5.750%, due 12/01/28[2]		225,000	215,307
5.875%, due 11/15/24		50,000	50,355
7.375%, due 07/01/28		175,000	169,111
GCI LLC 4.750%, due 10/15/28[2]		150,000	148,267
Gray Escrow II, Inc. 5.375%, due 11/15/31[2]		175,000	172,549
Gray Television, Inc. 4.750%, due 10/15/30[2]		350,000	335,536
iHeartCommunications, Inc. 4.750%, due 01/15/28[2]		75,000	74,437
5.250%, due 08/15/27[2]		75,000	76,200
6.375%, due 05/01/26		130,233	134,923
McGraw-Hill Education, Inc. 8.000%, due 08/01/29[2]		200,000	187,000
Midcontinent Communications/ Midcontinent Finance Corp. 5.375%, due 08/15/27[2]		125,000	126,719
News Corp. 3.875%, due 05/15/29[2]		225,000	215,910
Nexstar Media, Inc. 4.750%, due 11/01/28[2]		150,000	148,233
RCS & RDS SA 3.250%, due 02/05/28[5]	EUR	100,000	107,100

PACE High Yield Investments

Portfolio of investments—January 31, 2022 (unaudited)

	Face amount[1]		Value
Corporate bonds—(continued)
Media—(concluded)
Scripps Escrow II, Inc. 5.375%, due 01/15/31[2]		50,000	$49,457
Scripps Escrow, Inc. 5.875%, due 07/15/27[2]		75,000	76,500
Sinclair Television Group, Inc. 4.125%, due 12/01/30[2]		125,000	115,000
5.125%, due 02/15/27[2]		150,000	141,240
5.500%, due 03/01/30[2]		50,000	46,253
5.875%, due 03/15/26[2]		225,000	227,585
Sirius XM Radio, Inc. 3.125%, due 09/01/26[2]		250,000	239,700
3.875%, due 09/01/31[2]		525,000	485,625
4.000%, due 07/15/28[2]		75,000	72,563
5.500%, due 07/01/29[2]		200,000	207,557
Summer BidCo BV 9.000% Cash or 9.750% PIK, 9.000%, due 11/15/25[5,7]	EUR	209,750	238,489
9.000% Cash or 9.750% PIK, 9.000%, due 11/15/25[2,7]	EUR	256,703	292,171
TEGNA, Inc. 4.625%, due 03/15/28		225,000	220,500
5.000%, due 09/15/29		100,000	98,416
Univision Communications, Inc. 4.500%, due 05/01/29[2]		475,000	470,459
5.125%, due 02/15/25[2]		100,000	100,776
6.625%, due 06/01/27[2]		175,000	184,601
9.500%, due 05/01/25[2]		100,000	106,000
UPC Broadband Finco BV 4.875%, due 07/15/31[2]		400,000	396,280
UPC Holding BV 3.875%, due 06/15/29[5]	EUR	200,000	223,260
UPCB Finance VII Ltd. 3.625%, due 06/15/29[5]	EUR	200,000	222,754
Virgin Media Finance PLC 5.000%, due 07/15/30[2]		200,000	188,520
Virgin Media Secured Finance PLC 5.000%, due 04/15/27[5]	GBP	200,000	272,989
Virgin Media Vendor Financing Notes III DAC 4.875%, due 07/15/28[5]	GBP	100,000	130,179
VTR Finance N.V. 6.375%, due 07/15/28[5]		250,000	253,750
6.375%, due 07/15/28[2]		200,000	203,000
VZ Vendor Financing II BV 2.875%, due 01/15/29[5]	EUR	150,000	157,359
2.875%, due 01/15/29[2]	EUR	300,000	314,719
Ziggo Bond Co. BV 6.000%, due 01/15/27[2]		350,000	359,835
			15,068,551
Metal fabricate/hardware—0.1%
Advanced Drainage Systems, Inc. 5.000%, due 09/30/27[2]		75,000	75,538
Park-Ohio Industries, Inc. 6.625%, due 04/15/27[6]		150,000	135,000
Roller Bearing Co. of America, Inc. 4.375%, due 10/15/29[2]		75,000	74,241
			284,779
	Face amount[1]		Value
Corporate bonds—(continued)
Mining—1.6%
Alcoa Nederland Holding BV 4.125%, due 03/31/29[2]		200,000	$200,896
Arconic Corp. 6.000%, due 05/15/25[2]		100,000	103,000
6.125%, due 02/15/28[2]		25,000	25,936
China Hongqiao Group Ltd. 6.250%, due 06/08/24[5]		200,000	197,350
Coeur Mining, Inc. 5.125%, due 02/15/29[2,6]		100,000	95,375
Compass Minerals International, Inc. 6.750%, due 12/01/27[2]		25,000	26,193
Constellium SE 3.125%, due 07/15/29[2]	EUR	175,000	185,704
3.750%, due 04/15/29[2,6]		250,000	236,390
4.250%, due 02/15/26[5]	EUR	275,000	309,646
First Quantum Minerals Ltd. 6.500%, due 03/01/24[2]		600,000	610,312
6.875%, due 10/15/27[2]		200,000	212,500
7.500%, due 04/01/25[5]		400,000	409,000
FMG Resources August 2006 Pty Ltd. 4.375%, due 04/01/31[2]		275,000	276,719
Freeport-McMoRan, Inc. 4.125%, due 03/01/28		50,000	51,125
4.375%, due 08/01/28		100,000	103,095
4.625%, due 08/01/30		100,000	104,035
IAMGOLD Corp. 5.750%, due 10/15/28[2]		100,000	93,412
KME SE 6.750%, due 02/01/23[5]	EUR	100,000	105,899
Novelis Corp. 4.750%, due 01/30/30[2]		100,000	99,500
Novelis Sheet Ingot GmbH 3.375%, due 04/15/29[5]	EUR	250,000	275,358
Petra Diamonds US Treasury PLC 10.500% PIK, 9.750%, due 03/08/26[2,7]		109,744	113,311
Taseko Mines Ltd. 7.000%, due 02/15/26[2]		100,000	101,390
Vedanta Resources Finance II PLC 13.875%, due 01/21/24[2]		200,000	207,600
Vedanta Resources Ltd. 6.375%, due 07/30/22[2]		300,000	296,775
			4,440,521
Miscellaneous manufacturers—0.2%
FXI Holdings, Inc. 7.875%, due 11/01/24[2]		175,000	176,960
12.250%, due 11/15/26[2]		244,000	267,236
			444,196
Office & business equipment—0.2%
CDW LLC/CDW Finance Corp. 3.250%, due 02/15/29		75,000	71,140
4.125%, due 05/01/25		75,000	75,937
Xerox Holdings Corp. 5.000%, due 08/15/25[2]		175,000	177,291
5.500%, due 08/15/28[2,6]		150,000	150,837
			475,205

PACE High Yield Investments

Portfolio of investments—January 31, 2022 (unaudited)

	Face amount[1]	Value
Corporate bonds—(continued)
Oil & gas—10.5%
Aethon United BR LP/Aethon United Finance Corp. 8.250%, due 02/15/26[2]	175,000	$184,298
Antero Resources Corp. 5.375%, due 03/01/30[2]	50,000	51,740
7.625%, due 02/01/29[2]	83,000	90,470
Apache Corp. 4.750%, due 04/15/43	75,000	75,907
5.100%, due 09/01/40	150,000	157,341
5.350%, due 07/01/49	125,000	131,019
Ascent Resources Utica Holdings LLC/ARU Finance Corp. 8.250%, due 12/31/28[2]	50,000	52,375
9.000%, due 11/01/27[2]	150,000	199,500
Athabasca Oil Corp. 9.750%, due 11/01/26[2]	250,000	250,000
Callon Petroleum Co. 6.125%, due 10/01/24	450,000	450,000
8.250%, due 07/15/25	25,000	24,563
Centennial Resource Production LLC 5.375%, due 01/15/26[2]	150,000	146,583
Chaparral Energy, Inc. 10.000%, due 02/14/25[3]	22,253	66,314
Chesapeake Energy Corp. 5.875%, due 02/01/29[2]	50,000	52,131
Citgo Holding, Inc. 9.250%, due 08/01/24[2,6]	250,000	249,672
CITGO Petroleum Corp. 7.000%, due 06/15/25[2]	150,000	151,125
Civitas Resources, Inc. 5.000%, due 10/15/26[2]	150,000	149,954
CNX Resources Corp. 6.000%, due 01/15/29[2]	125,000	128,750
7.250%, due 03/14/27[2]	275,000	288,643
Colgate Energy Partners III LLC 5.875%, due 07/01/29[2]	75,000	76,219
Comstock Resources, Inc. 5.875%, due 01/15/30[2]	200,000	198,770
6.750%, due 03/01/29[2]	150,000	154,318
7.500%, due 05/15/25[2]	43,000	43,740
CrownRock LP/CrownRock Finance, Inc. 5.000%, due 05/01/29[2]	25,000	25,236
5.625%, due 10/15/25[2]	225,000	226,681
Ecopetrol SA 5.375%, due 06/26/26	750,000	775,495
5.875%, due 05/28/45	300,000	263,815
Energean Israel Finance Ltd. 5.375%, due 03/30/28[2,5]	75,000	72,938
5.875%, due 03/30/31[2,5]	75,000	72,656
Ensign Drilling, Inc. 9.250%, due 04/15/24[2]	100,000	95,500
EQT Corp. 3.125%, due 05/15/26[2]	75,000	73,313
3.900%, due 10/01/27	175,000	176,186
6.625%, due 02/01/25[11]	100,000	107,750
7.500%, due 02/01/30[11]	125,000	148,919
	Face amount[1]	Value
Corporate bonds—(continued)
Oil & gas—(continued)
Gazprom PJSC Via Gaz Capital SA 4.950%, due 07/19/22[5]	200,000	$201,250
Geopark Ltd. 5.500%, due 01/17/27[2]	500,000	470,000
Global Marine, Inc. 7.000%, due 06/01/28	100,000	66,000
Gulfport Energy Corp. 2.000%, due 10/15/24[9]	50,000	1,550
3.000%, due 05/15/25[9]	100,000	3,100
3.000%, due 01/15/26[9]	175,000	5,425
8.000%, due 05/17/26[2]	120,052	129,020
Gulfport Energy Operating Corp. 8.000%, due 05/17/26	4,226	4,542
Hilcorp Energy I LP/Hilcorp Finance Co. 6.000%, due 02/01/31[2]	200,000	203,000
6.250%, due 11/01/28[2]	75,000	77,813
Ithaca Energy North Sea PLC 9.000%, due 07/15/26[2]	200,000	205,500
KazMunayGas National Co. JSC 3.500%, due 04/14/33[2]	200,000	195,300
4.750%, due 04/19/27[5]	250,000	266,297
Laredo Petroleum, Inc. 9.500%, due 01/15/25	575,000	586,500
Leviathan Bond Ltd. 6.125%, due 06/30/25[2,5]	75,000	78,577
6.500%, due 06/30/27[2,5]	300,000	319,875
Magnolia Oil & Gas Operating LLC/ Magnolia Oil & Gas Finance Corp. 6.000%, due 08/01/26[2]	175,000	178,937
Matador Resources Co. 5.875%, due 09/15/26	225,000	228,098
MC Brazil Downstream Trading SARL 7.250%, due 06/30/31[5]	200,000	190,800
Medco Laurel Tree Pte Ltd. 6.950%, due 11/12/28[2]	400,000	387,000
MEG Energy Corp. 7.125%, due 02/01/27[2]	325,000	338,471
Moss Creek Resources Holdings, Inc. 7.500%, due 01/15/26[2]	150,000	137,283
10.500%, due 05/15/27[2]	25,000	24,517
Murphy Oil Corp. 5.750%, due 08/15/25	250,000	253,750
6.375%, due 07/15/28	150,000	155,142
Nabors Industries Ltd. 7.500%, due 01/15/28[2]	150,000	140,625
Nabors Industries, Inc. 5.750%, due 02/01/25	225,000	208,125
7.375%, due 05/15/27[2]	100,000	102,614
Noble Finance Co. 11.000% Cash or 15.000% PIK, 11.000%, due 02/15/28[2,7]	2,757	3,040
Northern Oil and Gas, Inc. 8.125%, due 03/01/28[2]	300,000	312,750
Oasis Petroleum, Inc. 6.375%, due 06/01/26[2]	75,000	77,039

PACE High Yield Investments

Portfolio of investments—January 31, 2022 (unaudited)

	Face amount[1]		Value
Corporate bonds—(continued)
Oil & gas—(continued)
Occidental Petroleum Corp. 4.400%, due 04/15/46		75,000	$71,724
5.550%, due 03/15/26		300,000	320,250
5.875%, due 09/01/25		175,000	187,031
6.125%, due 01/01/31		125,000	144,281
6.200%, due 03/15/40		150,000	173,625
6.375%, due 09/01/28		25,000	28,438
6.450%, due 09/15/36		150,000	182,205
6.600%, due 03/15/46		450,000	565,732
6.625%, due 09/01/30		325,000	381,391
6.950%, due 07/01/24		75,000	81,750
7.125%, due 10/15/27		50,000	55,713
7.500%, due 05/01/31		400,000	494,160
7.875%, due 09/15/31		150,000	189,375
8.000%, due 07/15/25		75,000	85,313
8.500%, due 07/15/27		150,000	180,070
8.875%, due 07/15/30		50,000	64,809
Ovintiv, Inc. 8.125%, due 09/15/30		125,000	164,839
Parkland Corp. 4.500%, due 10/01/29[2]		300,000	288,424
4.625%, due 05/01/30[2]		100,000	96,000
5.875%, due 07/15/27[2]		150,000	154,660
PBF Holding Co. LLC/PBF Finance Corp. 6.000%, due 02/15/28		100,000	70,250
7.250%, due 06/15/25		25,000	19,836
9.250%, due 05/15/25[2]		25,000	24,420
PDC Energy, Inc. 5.750%, due 05/15/26		75,000	76,358
Penn Virginia Escrow LLC 9.250%, due 08/15/26[2]		175,000	179,462
Petrobras Global Finance BV 5.093%, due 01/15/30		500,000	507,000
5.600%, due 01/03/31		170,000	175,270
5.750%, due 02/01/29		275,000	290,191
5.999%, due 01/27/28		200,000	213,340
6.625%, due 01/16/34	GBP	100,000	145,274
6.750%, due 06/03/50		500,000	499,469
6.850%, due 06/05/15		200,000	189,300
6.900%, due 03/19/49		125,000	127,375
Petroleos Mexicanos 2.750%, due 04/21/27[5]	EUR	575,000	598,343
3.750%, due 04/16/26[5]	EUR	100,000	111,783
4.625%, due 09/21/23		425,000	435,200
4.750%, due 02/26/29[5]	EUR	375,000	412,341
5.950%, due 01/28/31		300,000	284,512
6.500%, due 03/13/27		710,000	739,731
6.500%, due 06/02/41		1,250,000	1,080,625
6.625%, due 06/15/35		477,000	444,325
6.750%, due 09/21/47		179,000	152,687
6.840%, due 01/23/30		725,000	738,412
6.875%, due 10/16/25[2]		935,000	1,002,787
6.950%, due 01/28/60		250,000	212,562
7.690%, due 01/23/50		1,150,000	1,062,600
Precision Drilling Corp. 6.875%, due 01/15/29[2]		100,000	100,170
	Face amount[1]		Value
Corporate bonds—(continued)
Oil & gas—(concluded)
7.125%, due 01/15/26[2,6]		200,000	$201,000
Raffinerie Heide GmbH 6.375%, due 12/01/22[5,6]	EUR	375,000	367,426
Range Resources Corp. 8.250%, due 01/15/29		150,000	165,750
9.250%, due 02/01/26		125,000	133,673
Rockcliff Energy II LLC 5.500%, due 10/15/29[2]		100,000	101,250
Sanchez Energy Corp. 6.125%, due 01/15/23[9]		350,000	7,000
7.750%, due 06/15/21[9]		475,000	9,500
Shelf Drilling Holdings Ltd. 8.250%, due 02/15/25[2]		175,000	133,875
8.875%, due 11/15/24[2,6]		100,000	102,000
SM Energy Co. 5.000%, due 01/15/24		75,000	75,038
5.625%, due 06/01/25		200,000	198,500
6.750%, due 09/15/26[6]		100,000	101,000
Southwestern Energy Co. 4.750%, due 02/01/32		125,000	124,789
5.375%, due 02/01/29		125,000	127,110
5.375%, due 03/15/30		100,000	102,461
5.950%, due 01/23/25[11]		34,000	35,955
8.375%, due 09/15/28		50,000	54,860
State Oil Co. of the Azerbaijan Republic 4.750%, due 03/13/23[5]		300,000	308,587
Sunoco LP/Sunoco Finance Corp. 4.500%, due 04/30/30[2]		150,000	147,297
6.000%, due 04/15/27		150,000	154,785
Talos Production, Inc. 12.000%, due 01/15/26		75,000	79,688
Tap Rock Resources LLC 7.000%, due 10/01/26[2]		275,000	281,875
Teine Energy Ltd. 6.875%, due 04/15/29[2]		125,000	127,500
Transocean Guardian Ltd. 5.875%, due 01/15/24[2]		136,442	131,192
Transocean Poseidon Ltd. 6.875%, due 02/01/27[2]		100,000	97,000
Transocean Sentry Ltd. 5.375%, due 05/15/23[2]		83,316	80,400
Transocean, Inc. 7.250%, due 11/01/25[2]		75,000	58,478
7.500%, due 04/15/31		50,000	30,500
8.000%, due 02/01/27[2]		75,000	56,625
9.350%, due 12/15/41[11]		225,000	142,769
11.500%, due 01/30/27[2]		68,000	67,461
UGI International LLC 2.500%, due 12/01/29[2]	EUR	125,000	135,342
YPF SA 6.950%, due 07/21/27[5]		300,000	193,087
8.500%, due 03/23/25		175,000	150,468
9.000%, due 02/12/26		150,000	121,860
			29,173,375

PACE High Yield Investments

Portfolio of investments—January 31, 2022 (unaudited)

	Face amount[1]		Value
Corporate bonds—(continued)
Oil & gas services—0.4%
Archrock Partners LP/Archrock Partners Finance Corp. 6.250%, due 04/01/28[2]		225,000	$225,891
6.875%, due 04/01/27[2]		75,000	76,924
Bristow Group, Inc. 6.875%, due 03/01/28[2]		175,000	176,312
ChampionX Corp. 6.375%, due 05/01/26		49,000	50,593
Exterran Energy Solutions LP/EES Finance Corp. 8.125%, due 05/01/25		75,000	74,812
Nine Energy Service, Inc. 8.750%, due 11/01/23[2]		100,000	42,750
USA Compression Partners LP/USA Compression Finance Corp. 6.875%, due 04/01/26		100,000	101,538
6.875%, due 09/01/27		50,000	51,345
Weatherford International Ltd. 8.625%, due 04/30/30[2]		225,000	228,937
11.000%, due 12/01/24[2]		25,000	25,813
			1,054,915
Packaging & containers—1.8%
ARD Finance SA 6.500% Cash or 7.250% PIK, 6.500%, due 06/30/27[2,7]		400,000	404,000
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc. 2.125%, due 08/15/26[5]	EUR	700,000	749,123
4.750%, due 07/15/27[5]	GBP	100,000	130,926
5.250%, due 08/15/27[2]		250,000	245,000
Canpack SA / Canpack US LLC 2.375%, due 11/01/27[5]	EUR	600,000	661,431
Flex Acquisition Co., Inc. 6.875%, due 01/15/25[2]		50,000	50,000
7.875%, due 07/15/26[2]		25,000	25,781
Graphic Packaging International LLC 2.625%, due 02/01/29[2]	EUR	100,000	110,087
2.625%, due 02/01/29[5]	EUR	100,000	110,087
Greif, Inc. 6.500%, due 03/01/27[2]		175,000	181,142
Intelligent Packaging Holdco Issuer LP 9.000% Cash or 9.7500% PIK, 9.000%, due 01/15/26[2,7]		75,000	77,250
Intelligent Packaging Ltd. Finco, Inc./ Intelligent Packaging Ltd. Co-Issuer LLC 6.000%, due 09/15/28[2]		200,000	199,000
Kleopatra Finco SARL 4.250%, due 03/01/26[5,6]	EUR	175,000	184,808
Matthews International Corp. 5.250%, due 12/01/25[2]		75,000	76,500
Mauser Packaging Solutions Holding Co. 4.750%, due 04/15/24[5]	EUR	425,000	473,819
7.250%, due 04/15/25[2]		250,000	248,432
OI European Group BV 4.750%, due 02/15/30[2]		125,000	121,413
	Face amount[1]		Value
Corporate bonds—(continued)
Packaging & containers—(concluded)
Owens-Brockway Glass Container, Inc. 6.625%, due 05/13/27[2]		50,000	$52,394
Rimini Bidco SpA 3 mo. Euribor + 5.250%, 0.800%, due 12/14/26[2,12]	EUR	225,000	242,033
Sealed Air Corp. 4.000%, due 12/01/27[2]		131,000	131,328
Trident TPI Holdings, Inc. 6.625%, due 11/01/25[2]		100,000	99,500
9.250%, due 08/01/24[2]		125,000	129,063
TriMas Corp. 4.125%, due 04/15/29[2]		150,000	147,000
Trivium Packaging Finance BV 5.500%, due 08/15/26[2]		200,000	201,624
			5,051,741
Pharmaceuticals—3.4%
Bausch Health Americas, Inc. 8.500%, due 01/31/27[2]		225,000	227,531
Bausch Health Cos., Inc. 5.000%, due 01/30/28[2]		75,000	63,188
5.250%, due 02/15/31[2]		75,000	59,700
6.125%, due 04/15/25[2]		200,000	203,850
6.125%, due 02/01/27		125,000	125,469
7.000%, due 01/15/28[2]		75,000	67,219
7.250%, due 05/30/29[2]		125,000	112,500
9.000%, due 12/15/25[2]		825,000	861,778
Cheplapharm Arzneimittel GmbH 3.500%, due 02/11/27[5]	EUR	100,000	112,561
4.375%, due 01/15/28[2]	EUR	150,000	171,910
4.375%, due 01/15/28[5]	EUR	100,000	114,607
Endo Dac/Endo Finance LLC/Endo Finco, Inc. 6.000%, due 06/30/28[2]		279,000	188,900
9.500%, due 07/31/27[2]		265,000	261,740
Endo Luxembourg Finance Co. I SARL/ Endo U.S., Inc. 6.125%, due 04/01/29[2]		125,000	118,777
Grifols SA 1.625%, due 02/15/25[5]	EUR	150,000	165,456
2.250%, due 11/15/27[5]	EUR	250,000	272,490
3.200%, due 05/01/25[5]	EUR	100,000	110,905
Herbalife Nutrition Ltd./HLF Financing, Inc. 7.875%, due 09/01/25[2]		200,000	210,016
HLF Financing SARL LLC/Herbalife International, Inc. 4.875%, due 06/01/29[2]		25,000	23,688
Mallinckrodt International Finance SA/ Mallinckrodt CB LLC 0.000%, due 08/01/22[2,10]		300,000	157,500
0.000%, due 10/15/23[2,10]		150,000	80,250
0.000%, due 04/15/25[2,10]		200,000	209,500
Nidda BondCo GmbH 7.250%, due 09/30/25[5]	EUR	200,000	225,252
Nidda Healthcare Holding GmbH 3.500%, due 09/30/24[5]	EUR	100,000	109,817
3.500%, due 09/30/24[5]	EUR	350,000	384,360

PACE High Yield Investments

Portfolio of investments—January 31, 2022 (unaudited)

	Face amount[1]		Value
Corporate bonds—(continued)
Pharmaceuticals—(concluded)
Organon & Co./Organon Foreign Debt Co-Issuer BV 2.875%, due 04/30/28[5]	EUR	100,000	$109,057
2.875%, due 04/30/28[2]	EUR	405,000	441,681
4.125%, due 04/30/28[2]		200,000	196,804
5.125%, due 04/30/31[2]		200,000	200,000
Owens & Minor, Inc. 4.500%, due 03/31/29[2]		125,000	121,428
P&L Development LLC/PLD Finance Corp. 7.750%, due 11/15/25[2]		225,000	218,250
Par Pharmaceutical, Inc. 7.500%, due 04/01/27[2]		398,000	400,487
PRA Health Sciences, Inc. 2.875%, due 07/15/26[2]		200,000	195,676
Prestige Brands, Inc. 3.750%, due 04/01/31[2]		25,000	22,688
5.125%, due 01/15/28[2]		100,000	100,750
Teva Pharmaceutical Finance Netherlands II BV 1.625%, due 10/15/28[5]	EUR	300,000	281,803
1.875%, due 03/31/27[5]	EUR	225,000	224,307
4.375%, due 05/09/30	EUR	425,000	455,175
4.500%, due 03/01/25	EUR	300,000	341,417
Teva Pharmaceutical Finance Netherlands III BV 4.100%, due 10/01/46		200,000	160,000
4.750%, due 05/09/27		200,000	192,790
6.000%, due 04/15/24		1,250,000	1,267,187
			9,568,464
Pipelines—3.6%
Antero Midstream Partners LP/Antero Midstream Finance Corp. 5.375%, due 06/15/29[2]		25,000	25,165
5.750%, due 03/01/27[2]		175,000	177,625
7.875%, due 05/15/26[2]		225,000	241,875
Blue Racer Midstream LLC/Blue Racer Finance Corp. 7.625%, due 12/15/25[2]		125,000	130,625
Cheniere Energy Partners LP 3.250%, due 01/31/32[2]		325,000	305,688
4.000%, due 03/01/31		275,000	273,610
Cheniere Energy, Inc. 4.625%, due 10/15/28		75,000	76,125
CQP Holdco LP/BIP-V Chinook Holdco LLC 5.500%, due 06/15/31[2]		500,000	498,315
Crestwood Midstream Partners LP/Crestwood Midstream Finance Corp. 6.000%, due 02/01/29[2]		225,000	226,687
DCP Midstream Operating LP 5.125%, due 05/15/29		200,000	212,000
5.375%, due 07/15/25		125,000	131,594
5.625%, due 07/15/27		75,000	80,875
Delek Logistics Partners LP/Delek Logistics Finance Corp. 6.750%, due 05/15/25		200,000	200,802
7.125%, due 06/01/28[2]		125,000	126,813
	Face amount[1]	Value
Corporate bonds—(continued)
Pipelines—(continued)
EnLink Midstream LLC 5.375%, due 06/01/29	150,000	$151,380
5.625%, due 01/15/28[2]	25,000	25,668
EnLink Midstream Partners LP 4.400%, due 04/01/24	75,000	75,533
4.850%, due 07/15/26	150,000	154,063
5.050%, due 04/01/45	75,000	64,275
5.450%, due 06/01/47	125,000	111,250
5.600%, due 04/01/44	150,000	135,750
EQM Midstream Partners LP 4.500%, due 01/15/29[2]	125,000	119,378
4.750%, due 07/15/23	76,000	76,950
4.750%, due 01/15/31[2]	225,000	215,363
5.500%, due 07/15/28	100,000	101,211
6.000%, due 07/01/25[2]	125,000	129,062
6.500%, due 07/01/27[2]	25,000	26,125
6.500%, due 07/15/48	25,000	26,875
Genesis Energy LP/Genesis Energy Finance Corp. 6.500%, due 10/01/25	75,000	73,386
7.750%, due 02/01/28	150,000	147,825
8.000%, due 01/15/27	25,000	25,160
Harvest Midstream I LP 7.500%, due 09/01/28[2]	250,000	260,367
Hess Midstream Operations LP 5.125%, due 06/15/28[2]	325,000	331,172
5.625%, due 02/15/26[2]	175,000	178,500
Holly Energy Partners LP/Holly Energy Finance Corp. 5.000%, due 02/01/28[2]	150,000	145,981
Howard Midstream Energy Partners LLC 6.750%, due 01/15/27[2]	100,000	102,594
ITT Holdings LLC 6.500%, due 08/01/29[2]	150,000	143,914
New Fortress Energy, Inc. 6.500%, due 09/30/26[2]	75,000	70,125
NGL Energy Operating LLC/NGL Energy Finance Corp. 7.500%, due 02/01/26[2]	300,000	304,800
NuStar Logistics LP 6.000%, due 06/01/26	75,000	78,665
6.375%, due 10/01/30	25,000	27,042
PBF Logistics LP/PBF Logistics Finance Corp. 6.875%, due 05/15/23[6]	375,000	368,437
Plains All American Pipeline LP, Series B, (fixed, converts to FRN on 11/15/22), 6.125%, due 11/15/22[8]	450,000	378,000
Rockies Express Pipeline LLC 4.800%, due 05/15/30[2]	50,000	49,875
4.950%, due 07/15/29[2]	25,000	25,688
6.875%, due 04/15/40[2]	100,000	106,000
7.500%, due 07/15/38[2]	25,000	27,000
Summit Midstream Partners LP, Series A, (fixed, converts to FRN on 12/15/22), 9.500%, due 12/15/22[8]	175,000	151,025

PACE High Yield Investments

Portfolio of investments—January 31, 2022 (unaudited)

	Face amount[1]		Value
Corporate bonds—(continued)
Pipelines—(concluded)
Tallgrass Energy Partners LP/Tallgrass Energy Finance Corp. 6.000%, due 12/31/30[2]		125,000	$119,375
6.000%, due 09/01/31[2]		100,000	95,270
7.500%, due 10/01/25[2]		100,000	105,175
Targa Resources Partners LP/Targa Resources Partners Finance Corp. 4.000%, due 01/15/32[2]		25,000	24,885
4.875%, due 02/01/31		225,000	235,125
5.000%, due 01/15/28		425,000	435,625
5.500%, due 03/01/30		25,000	26,469
5.875%, due 04/15/26		200,000	206,130
Transportadora de Gas del Sur SA 6.750%, due 05/02/25[2]		600,000	537,000
6.750%, due 05/02/25[5]		150,000	134,250
Venture Global Calcasieu Pass LLC 3.875%, due 11/01/33[2]		250,000	247,370
Western Midstream Operating LP 4.500%, due 03/01/28		125,000	131,475
4.750%, due 08/15/28		100,000	106,250
5.300%, due 03/01/48		225,000	248,625
5.450%, due 04/01/44		150,000	165,750
5.500%, due 08/15/48		75,000	82,875
			10,017,887
Real estate—3.8%
ADLER Group SA 2.250%, due 01/14/29[5]	EUR	300,000	264,711
3.250%, due 08/05/25[5,6]	EUR	200,000	192,428
Agile Group Holdings Ltd. (fixed, converts to FRN on 12/04/23), 8.375%, due 12/04/23[5,8]		400,000	104,544
Central Plaza Development Ltd. (fixed, converts to FRN on 11/14/24), 5.750%, due 11/14/24[5,8]		200,000	181,098
China Aoyuan Group Ltd. 5.375%, due 09/13/22[5]		300,000	54,000
6.200%, due 03/24/26[5]		300,000	53,460
China SCE Group Holdings Ltd. 7.375%, due 04/09/24[5]		600,000	457,284
CIFI Holdings Group Co. Ltd. 5.250%, due 05/13/26[5]		200,000	171,902
6.550%, due 03/28/24[5,6]		200,000	184,726
Dar Al-Arkan Sukuk Co. Ltd. 6.875%, due 04/10/22[5]		200,000	201,475
Easy Tactic Ltd. 8.625%, due 02/27/24[5]		300,000	102,285
11.750%, due 08/02/23[5]		200,000	72,086
Fantasia Holdings Group Co. Ltd. 10.875%, due 01/09/23[5]		300,000	61,275
Five Point Operating Co. LP/Five Point Capital Corp. 7.875%, due 11/15/25[2]		125,000	128,906
Greenland Global Investment Ltd. 6.750%, due 09/26/23[5]		200,000	160,690
	Face amount[1]		Value
Corporate bonds—(continued)
Real estate—(continued)
Greystar Real Estate Partners LLC 5.750%, due 12/01/25[2]		100,000	$101,659
Haya Real Estate SA 5.250%, due 11/15/22[5]	EUR	100,000	92,404
Hong Seng Ltd. 9.875%, due 08/27/22[5]		250,000	125,000
Howard Hughes Corp. 4.125%, due 02/01/29[2]		125,000	120,154
4.375%, due 02/01/31[2]		25,000	23,781
5.375%, due 08/01/28[2]		375,000	381,999
Jababeka International BV 6.500%, due 10/05/23[5]		200,000	180,000
Kaisa Group Holdings Ltd. 10.500%, due 01/15/25[5]		500,000	133,715
Kennedy-Wilson, Inc. 4.750%, due 02/01/30		75,000	73,688
KWG Group Holdings Ltd. 7.400%, due 03/05/24[5]		200,000	114,000
7.875%, due 09/01/23[5]		200,000	125,346
Logan Group Co. Ltd. 5.250%, due 02/23/23[5]		300,000	240,756
New Metro Global Ltd. 4.800%, due 12/15/24[5,6]		200,000	144,000
Newmark Group, Inc. 6.125%, due 11/15/23		100,000	105,500
Pakuwon Jati Tbk PT 4.875%, due 04/29/28[5]		200,000	200,350
Peach Property Finance GmbH 4.375%, due 11/15/25[5]	EUR	450,000	516,970
PHM Group Holding Oy 4.750%, due 06/18/26[2,5]	EUR	350,000	400,207
Powerlong Real Estate Holdings Ltd. 6.950%, due 07/23/23[5]		250,000	203,375
Realogy Group LLC/Realogy Co-Issuer Corp. 5.250%, due 04/15/30[2]		200,000	191,500
5.750%, due 01/15/29[2]		425,000	417,478
9.375%, due 04/01/27[2]		425,000	460,148
Redsun Properties Group Ltd. 9.700%, due 04/16/23[5]		250,000	76,250
RKPF Overseas 2019 A Ltd. 6.000%, due 09/04/25[5]		250,000	218,355
6.700%, due 09/30/24[5]		500,000	448,480
Ronshine China Holdings Ltd. 8.100%, due 06/09/23[5]		300,000	78,567
Seazen Group Ltd. 6.150%, due 04/15/23[5]		200,000	153,300
Shimao Group Holdings Ltd. 5.600%, due 07/15/26[5]		250,000	115,480
Signa Development Finance SCS 5.500%, due 07/23/26[2]	EUR	300,000	308,977
5.500%, due 07/23/26[5]	EUR	100,000	102,992
Sunac China Holdings Ltd. 6.500%, due 01/10/25[5]		800,000	471,744
Theta Capital Pte Ltd. 8.125%, due 01/22/25[5]		200,000	205,000

PACE High Yield Investments

Portfolio of investments—January 31, 2022 (unaudited)

	Face amount[1]		Value
Corporate bonds—(continued)
Real estate—(concluded)
Times China Holdings Ltd. 5.750%, due 04/26/22[5]		200,000	$134,000
6.200%, due 03/22/26[5]		200,000	90,764
6.750%, due 07/16/23[5,6]		200,000	102,000
Vivion Investments SARL 3.000%, due 08/08/24[5,6]	EUR	100,000	106,754
3.500%, due 11/01/25[5]	EUR	300,000	320,857
Yango Justice International Ltd. 9.250%, due 04/15/23[5]		200,000	44,000
Yanlord Land HK Co. Ltd. 5.125%, due 05/20/26[5]		200,000	187,000
6.800%, due 02/27/24[5]		200,000	197,070
Yuzhou Group Holdings Co. Ltd. 7.375%, due 01/13/26[5]		400,000	87,896
7.700%, due 02/20/25[5]		200,000	44,048
8.500%, due 02/26/24[5]		200,000	44,296
Zhenro Properties Group Ltd. 7.875%, due 04/14/24[5]		200,000	90,580
8.350%, due 03/10/24[5]		200,000	92,112
			10,463,422
Real estate investment trusts—1.6%
Blackstone Mortgage Trust, Inc. 3.750%, due 01/15/27[2]		150,000	143,625
Brookfield Property REIT, Inc./BPR Cumulus LLC/BPR Nimbus LLC/GGSI Sellco LL 4.500%, due 04/01/27[2]		75,000	70,889
CTR Partnership LP/CareTrust Capital Corp. 3.875%, due 06/30/28[2]		25,000	24,750
GEO Group, Inc. 6.000%, due 04/15/26		200,000	164,500
HAT Holdings I LLC/HAT Holdings II LLC 3.375%, due 06/15/26[2]		75,000	72,188
3.750%, due 09/15/30[2]		50,000	47,212
Iron Mountain Information Management Services, Inc. 5.000%, due 07/15/32[2]		325,000	317,687
Iron Mountain, Inc. 4.500%, due 02/15/31[2]		175,000	165,933
5.000%, due 07/15/28[2]		50,000	49,925
5.250%, due 03/15/28[2]		100,000	101,456
5.250%, due 07/15/30[2]		200,000	198,590
Ladder Capital Finance Holdings LLLP/ Ladder Capital Finance Corp. 4.250%, due 02/01/27[2]		100,000	97,354
4.750%, due 06/15/29[2]		50,000	48,933
MGM Growth Properties Operating Partnership LP/MGP Finance Co-Issuer, Inc. 5.625%, due 05/01/24		100,000	105,750
MPT Operating Partnership LP/MPT Finance Corp. 3.375%, due 04/24/30	GBP	150,000	201,185
Park Intermediate Holdings LLC/PK Domestic Property LLC/PK Finance Co-Issuer 4.875%, due 05/15/29[2]		125,000	123,552
5.875%, due 10/01/28[2]		50,000	51,171
7.500%, due 06/01/25[2]		175,000	183,400
	Face amount[1]	Value
Corporate bonds—(continued)
Real estate investment trusts—(concluded)
RHP Hotel Properties LP/RHP Finance Corp. 4.500%, due 02/15/29[2]	100,000	$96,758
RLJ Lodging Trust LP 3.750%, due 07/01/26[2]	150,000	145,500
4.000%, due 09/15/29[2]	150,000	141,375
Service Properties Trust 3.950%, due 01/15/28	25,000	22,000
4.350%, due 10/01/24	275,000	262,680
4.375%, due 02/15/30	100,000	86,000
4.750%, due 10/01/26	150,000	139,410
4.950%, due 02/15/27	175,000	162,750
4.950%, due 10/01/29	125,000	112,500
5.000%, due 08/15/22	175,000	174,338
5.250%, due 02/15/26	150,000	143,902
7.500%, due 09/15/25	50,000	52,692
Starwood Property Trust, Inc. 3.750%, due 12/31/24[2]	50,000	49,938
Uniti Group LP/Uniti Fiber Holdings, Inc./ CSL Capital LLC 7.875%, due 02/15/25[2]	125,000	130,187
Uniti Group LP/Uniti Group Finance, Inc./ CSL Capital LLC 4.750%, due 04/15/28[2]	125,000	121,184
6.500%, due 02/15/29[2]	200,000	189,198
VICI Properties LP/VICI Note Co., Inc. 4.250%, due 12/01/26[2]	150,000	151,687
4.625%, due 12/01/29[2]	25,000	25,732
XHR LP 4.875%, due 06/01/29[2]	75,000	73,537
6.375%, due 08/15/25[2]	125,000	129,219
		4,578,687
Retail—3.6%
1011778 BC ULC/New Red Finance, Inc. 4.000%, due 10/15/30[2]	450,000	416,551
4.375%, due 01/15/28[2]	50,000	49,060
Abercrombie & Fitch Management Co. 8.750%, due 07/15/25[2]	125,000	132,969
Alsea SAB de CV 7.750%, due 12/14/26[2]	300,000	311,119
Arcos Dorados Holdings, Inc. 5.875%, due 04/04/27[5]	200,000	204,225
5.875%, due 04/04/27[2]	100,000	102,112
Arko Corp. 5.125%, due 11/15/29[2]	50,000	47,568
Asbury Automotive Group, Inc. 4.500%, due 03/01/28	15,000	14,888
4.625%, due 11/15/29[2]	50,000	49,201
4.750%, due 03/01/30	25,000	24,636
5.000%, due 02/15/32[2]	50,000	49,609
At Home Group, Inc. 7.125%, due 07/15/29[2]	50,000	46,875
Bath & Body Works, Inc. 6.625%, due 10/01/30[2]	200,000	214,638
6.750%, due 07/01/36	475,000	539,719
9.375%, due 07/01/25[2]	44,000	52,626

PACE High Yield Investments

Portfolio of investments—January 31, 2022 (unaudited)

	Face amount[1]		Value
Corporate bonds—(continued)
Retail—(continued)
BCPE Ulysses Intermediate, Inc. 7.750% Cash or 8.500% PIK, 7.750%, due 04/01/27[2,7]		100,000	$97,567
Beacon Roofing Supply, Inc. 4.125%, due 05/15/29[2]		125,000	119,337
4.500%, due 11/15/26[2,6]		75,000	76,311
Carrols Restaurant Group, Inc. 5.875%, due 07/01/29[2,6]		75,000	64,500
CEC Entertainment LLC 6.750%, due 05/01/26[2]		50,000	48,027
Dufry One BV 2.000%, due 02/15/27[5]	EUR	175,000	180,249
eG Global Finance PLC 6.750%, due 02/07/25[2]		200,000	199,325
Ferrellgas LP/Ferrellgas Finance Corp. 5.375%, due 04/01/26[2]		200,000	189,500
5.875%, due 04/01/29[2]		275,000	253,063
Fertitta Entertainment LLC/Fertitta Entertainment Finance Co., Inc. 4.625%, due 01/15/29		100,000	97,454
6.750%, due 01/15/30		200,000	194,340
FirstCash, Inc. 4.625%, due 09/01/28[2]		125,000	120,526
5.625%, due 01/01/30[2]		75,000	74,961
Food Service Project SA 5.500%, due 01/21/27	EUR	100,000	111,620
Foodco Bondco SA 6.250%, due 05/15/26[5]	EUR	275,000	273,409
Foundation Building Materials, Inc. 6.000%, due 03/01/29[2]		100,000	96,519
Gap, Inc. 3.625%, due 10/01/29[2]		50,000	46,510
3.875%, due 10/01/31[2]		25,000	23,201
Golden Nugget, Inc. 6.750%, due 10/15/24[2]		125,000	125,012
8.750%, due 10/01/25[2]		96,000	98,100
Grupo Unicomer Co. Ltd. 7.875%, due 04/01/24[5]		600,000	613,875
Hertz Corp. 3.000%, due 01/15/28		50,000	2,750
IRB Holding Corp. 6.750%, due 02/15/26[2]		125,000	127,187
7.000%, due 06/15/25[2]		50,000	52,125
Jsm Global SARL 4.750%, due 10/20/30[2]		250,000	223,437
Ken Garff Automotive LLC 4.875%, due 09/15/28[2]		75,000	72,508
LBM Acquisition LLC 6.250%, due 01/15/29[2]		150,000	142,957
LCM Investments Holdings II LLC 4.875%, due 05/01/29[2]		250,000	240,782
Lithia Motors, Inc. 3.875%, due 06/01/29[2]		200,000	196,500
4.625%, due 12/15/27[2]		150,000	153,750
	Face amount[1]		Value
Corporate bonds—(continued)
Retail—(concluded)
Macy's Retail Holdings LLC 4.500%, due 12/15/34		25,000	$22,908
5.125%, due 01/15/42		150,000	133,773
5.875%, due 04/01/29[2,6]		175,000	178,360
6.375%, due 03/15/37		75,000	75,000
Magic Mergeco, Inc. 5.250%, due 05/01/28[2]		25,000	24,073
7.875%, due 05/01/29[2]		50,000	45,750
Marks & Spencer PLC 4.500%, due 07/10/27[5,11]	GBP	125,000	170,480
6.000%, due 06/12/25[5,11]	GBP	100,000	143,740
Matalan Finance PLC 6.750%, due 01/31/23[2]	GBP	275,000	356,607
Murphy Oil USA, Inc. 4.750%, due 09/15/29		150,000	152,250
5.625%, due 05/01/27		25,000	25,781
Party City Holdings, Inc. 8.750%, due 02/15/26[2]		100,000	100,589
Punch Finance PLC 6.125%, due 06/30/26[2]	GBP	125,000	166,548
Rite Aid Corp. 7.500%, due 07/01/25[2]		52,000	51,250
8.000%, due 11/15/26[2]		178,000	174,662
Sizzling Platter LLC/Sizzling Platter Finance Corp. 8.500%, due 11/28/25[2]		50,000	49,500
Sonic Automotive, Inc. 4.625%, due 11/15/29[2]		75,000	73,219
4.875%, due 11/15/31[2]		125,000	120,804
Specialty Building Products Holdings LLC/ SBP Finance Corp. 6.375%, due 09/30/26[2]		75,000	77,080
Staples, Inc. 7.500%, due 04/15/26[2]		300,000	295,875
10.750%, due 04/15/27[2]		300,000	279,624
Suburban Propane Partners LP/Suburban Energy Finance Corp. 5.000%, due 06/01/31[2]		75,000	73,875
Superior Plus LP/Superior General Partner, Inc. 4.500%, due 03/15/29[2]		125,000	125,187
Very Group Funding PLC 6.500%, due 08/01/26[2]	GBP	275,000	367,073
Victoria's Secret & Co. 4.625%, due 07/15/29[2]		75,000	72,272
			9,927,478
Savings & loans—0.0%†
Washington Mutual, Inc. 0.000%, due 09/21/17[3,9]		500,000	5,813
Semiconductors—0.1%
Amkor Technology, Inc. 6.625%, due 09/15/27[2]		100,000	105,125
Synaptics, Inc. 4.000%, due 06/15/29[2,6]		125,000	122,575
			227,700

PACE High Yield Investments

Portfolio of investments—January 31, 2022 (unaudited)

	Face amount[1]		Value
Corporate bonds—(continued)
Software—1.0%
Boxer Parent Co., Inc. 6.500%, due 10/02/25[5]	EUR	100,000	$116,664
6.500%, due 10/02/25[2]	EUR	150,000	174,995
7.125%, due 10/02/25[2]		75,000	78,198
9.125%, due 03/01/26[2]		75,000	78,187
Camelot Finance SA 4.500%, due 11/01/26[2]		150,000	152,265
Castle U.S. Holding Corp. 9.500%, due 02/15/28[2]		225,000	231,750
Dun & Bradstreet Corp/The 5.000%, due 12/15/29[2]		50,000	49,875
Elastic N.V. 4.125%, due 07/15/29[2]		75,000	70,125
Fair Isaac Corp. 4.000%, due 06/15/28[2]		75,000	74,250
Helios Software Holdings, Inc./ION Corporate Solutions Finance SARL 4.625%, due 05/01/28[2]		200,000	195,000
MSCI, Inc. 3.625%, due 11/01/31[2]		125,000	123,097
4.000%, due 11/15/29[2]		50,000	50,313
Open Text Corp. 3.875%, due 02/15/28[2]		100,000	97,998
3.875%, due 12/01/29[2]		150,000	144,057
Open Text Holdings, Inc. 4.125%, due 02/15/30[2]		175,000	170,959
4.125%, due 12/01/31[2]		225,000	217,125
Rocket Software, Inc. 6.500%, due 02/15/29[2]		100,000	94,778
SS&C Technologies, Inc. 5.500%, due 09/30/27[2]		250,000	258,180
Twilio, Inc. 3.875%, due 03/15/31		75,000	71,813
Veritas US, Inc./Veritas Bermuda Ltd. 7.500%, due 09/01/25[2]		250,000	255,000
Ziff Davis, Inc. 4.625%, due 10/15/30[2]		44,000	43,087
			2,747,716
Telecommunications—5.1%
Altice France Holding SA 6.000%, due 02/15/28[2]		400,000	365,060
8.000%, due 05/15/27[5]	EUR	400,000	468,865
10.500%, due 05/15/27[2]		400,000	424,500
Altice France SA 4.125%, due 01/15/29[5]	EUR	325,000	346,865
5.125%, due 07/15/29[2]		375,000	348,202
5.500%, due 10/15/29[2]		200,000	189,538
5.875%, due 02/01/27[5]	EUR	100,000	115,951
Ciena Corp. 4.000%, due 01/31/30		100,000	99,000
CommScope Technologies LLC 6.000%, due 06/15/25[2]		411,000	400,319
CommScope, Inc. 4.750%, due 09/01/29[2]		50,000	47,897
6.000%, due 03/01/26[2]		50,000	50,637
	Face amount[1]		Value
Corporate bonds—(continued)
Telecommunications—(continued)
7.125%, due 07/01/28[2]		100,000	$93,250
8.250%, due 03/01/27[2]		25,000	24,460
Consolidated Communications, Inc. 6.500%, due 10/01/28[2]		75,000	77,228
Digicel Group Holdings Ltd. 7.000%, due 02/16/22[2,7,8]		43,565	37,684
8.000%, due 04/01/25[2,7]		107,814	100,267
8.000% Cash or 2.000% PIK, 10.000%, due 04/01/24[7]		425,869	426,135
Digicel International Finance Ltd./Digicel international Holdings Ltd. 8.750%, due 05/25/24[5]		200,000	205,037
8.750%, due 05/25/24[2]		60,541	62,055
6.000% Cash or 7.000% PIK, 13.000%, due 12/31/25[2,7]		34,379	35,088
Embarq Corp. 7.995%, due 06/01/36		300,000	308,814
Frontier Communications Holdings LLC 5.000%, due 05/01/28[2]		100,000	99,000
5.875%, due 10/15/27[2]		25,000	25,743
5.875%, due 11/01/29		42,911	41,315
6.000%, due 01/15/30[2]		100,000	96,520
6.750%, due 05/01/29[2]		150,000	150,375
Hughes Satellite Systems Corp. 6.625%, due 08/01/26		150,000	161,624
Iliad Holding SASU 6.500%, due 10/15/26[2]		200,000	202,526
Intelsat Jackson Holdings SA 0.000%, due 10/15/24[2,10]		525,000	236,250
Intelsat Luxembourg SA 0.000%, due 06/01/21[10]		25,000	31
0.000%, due 06/01/23[10]		165,000	825
Level 3 Financing, Inc. 3.750%, due 07/15/29[2]		100,000	91,250
4.250%, due 07/01/28[2]		300,000	286,215
LogMeIn, Inc. 5.500%, due 09/01/27[2]		225,000	218,812
Lorca Telecom Bondco SA 4.000%, due 09/18/27[2]	EUR	225,000	248,220
Lumen Technologies, Inc. 4.500%, due 01/15/29[2]		150,000	137,457
5.125%, due 12/15/26[2]		250,000	251,677
5.375%, due 06/15/29[2]		125,000	118,511
Series W, 6.750%, due 12/01/23		50,000	53,000
MTN Mauritius Investments Ltd. 6.500%, due 10/13/26[5]		200,000	219,662
Network i2i Ltd. (fixed, converts to FRN on 04/15/25), 5.650%, due 01/15/25[5,8]		300,000	310,275
Nokia of America Corp. 6.450%, due 03/15/29		300,000	321,375
Oztel Holdings SPC Ltd. 6.625%, due 04/24/28[5]		200,000	214,800
PPF Telecom Group BV 3.250%, due 09/29/27[5]	EUR	225,000	266,512

PACE High Yield Investments

Portfolio of investments—January 31, 2022 (unaudited)

	Face amount[1]		Value
Corporate bonds—(continued)
Telecommunications—(concluded)
SoftBank Group Corp. 3.125%, due 09/19/25[5]	EUR	475,000	$520,781
4.500%, due 04/20/25[5]	EUR	100,000	114,620
5.000%, due 04/15/28[5]	EUR	200,000	221,329
Sprint Capital Corp. 8.750%, due 03/15/32		245,000	342,253
Sprint Corp. 7.625%, due 03/01/26		175,000	200,375
7.875%, due 09/15/23		325,000	351,000
Switch Ltd. 3.750%, due 09/15/28[2]		50,000	47,694
T-Mobile USA, Inc. 2.625%, due 02/15/29		200,000	187,594
3.375%, due 04/15/29		75,000	73,695
4.750%, due 02/01/28		25,000	25,844
Telecom Argentina SA 8.500%, due 08/06/25[2]		363,000	347,999
Telecom Italia Capital SA 6.000%, due 09/30/34		300,000	295,500
6.375%, due 11/15/33		75,000	76,988
7.200%, due 07/18/36		50,000	53,224
Telecom Italia Finance SA 7.750%, due 01/24/33	EUR	575,000	841,247
Telecom Italia SpA 2.375%, due 10/12/27[5]	EUR	175,000	190,764
5.303%, due 05/30/24[2]		25,000	25,802
Telecommunications Services of Trinidad & Tobago Ltd. 8.875%, due 10/18/29[5]		400,000	419,825
Telesat Canada/Telesat LLC 4.875%, due 06/01/27[2]		50,000	40,291
5.625%, due 12/06/26[2]		125,000	105,746
6.500%, due 10/15/27[2]		100,000	61,522
Total Play Telecomunicaciones SA de CV 7.500%, due 11/12/25[2]		200,000	200,500
Vmed O2 UK Financing I PLC 3.250%, due 01/31/31[5]	EUR	200,000	210,039
4.000%, due 01/31/29[5]	GBP	150,000	187,626
4.250%, due 01/31/31[2]		200,000	185,240
4.750%, due 07/15/31[2]		200,000	191,136
Vodafone Group PLC (fixed, converts to FRN on 08/27/26), 2.625%, due 08/27/80[5]	EUR	225,000	251,256
(fixed, converts to FRN on 10/03/28), 4.200%, due 10/03/78[5]	EUR	125,000	149,888
(fixed, converts to FRN on 04/04/29), 7.000%, due 04/04/79		175,000	201,137
			14,099,742
Textiles—0.5%
Eagle Intermediate Global Holding BV/Ruyi US Finance LLC 5.375%, due 05/01/23[2]	EUR	200,000	211,532
5.375%, due 05/01/23[5]	EUR	478,000	505,560
	Face amount[1]		Value
Corporate bonds—(concluded)
Textiles—(concluded)
LSF9 Balta Issuer SARL 7.750% Cash or 1.000% PIK, 8.750%, due 12/31/24[5,7]	EUR	115,597	$129,673
7.750% Cash or 1.000% PIK, 10.750%, due 12/31/24[2,7]	EUR	437,511	490,785
			1,337,550
Toys/Games/Hobbies—0.0%†
Mattel, Inc. 3.375%, due 04/01/26[2]		25,000	24,894
5.450%, due 11/01/41		25,000	28,000
6.200%, due 10/01/40		25,000	30,788
			83,682
Transportation—0.3%
First Student Bidco, Inc./First Transit Parent, Inc. 4.000%, due 07/31/29[2]		50,000	47,375
Hidrovias International Finance SARL 4.950%, due 02/08/31[2]		200,000	181,750
InPost SA 2.250%, due 07/15/27[2]	EUR	125,000	131,822
2.250%, due 07/15/27[5,6]	EUR	100,000	105,457
Seaspan Corp. 5.500%, due 08/01/29[2]		225,000	222,521
Western Global Airlines LLC 10.375%, due 08/15/25[2]		125,000	138,275
			827,200
Trucking & leasing—0.2%
Fly Leasing Ltd. 7.000%, due 10/15/24[2]		200,000	192,500
Fortress Transportation and Infrastructure Investors LLC 5.500%, due 05/01/28[2]		100,000	96,775
6.500%, due 10/01/25[2]		200,000	205,446
9.750%, due 08/01/27[2]		125,000	136,875
			631,596
Water—0.1%
Solaris Midstream Holdings LLC 7.625%, due 04/01/26[2]		175,000	180,710
Total corporate bonds (cost—$268,143,283)			254,996,161
Loan assignments—1.0%
Broadcast—0.6%
Allen Media LLC, 2021 Term Loan B, 3 mo. USD LIBOR + 5.500%,, 5.724%, due 02/10/27[12]		72,786	72,513
Ascent Resources—Utica, 2020 Fixed 2nd Lien Term Loan, 3 mo. USD LIBOR + 9.000%,, 10.000%, due 11/01/25[12]		253,000	271,975

PACE High Yield Investments

Portfolio of investments—January 31, 2022 (unaudited)

	Face amount[1]	Value
Loan assignments—(continued)
Broadcast—(concluded)
Asurion LLC, 2020 Term Loan B8, 1 mo. USD LIBOR + 3.250%,, 3.355%, due 12/23/26[12]	94,971	$94,259
Athenahealth, Inc., 2022 Delayed Draw Term loan, 0.000%, due 01/26/29[14]	14,493	14,423
2022 Term Loan, 0.000%, due 01/26/29[14]	85,507	85,098
Avantor Funding, Inc., 2021 Term Loan B5, 1 mo. USD LIBOR + 2.250%,, 2.750%, due 11/08/27[12]	124,688	124,473
Clarios Global LP, 2021 USD Term Loan B, 1 mo. USD LIBOR + 3.250%,, 3.355%, due 04/30/26[12]	19,802	19,688
Consolidated Communications, Inc., 2021 Term Loan B, 1 mo. USD LIBOR + 3.500%,, 4.250%, due 10/02/27[12]	150,000	149,484
DirecTV Financing LLC, Term Loan, 3 mo. USD LIBOR + 5.000%,, 5.750%, due 08/02/27[12]	48,875	48,906
Endure Digital, Inc., Term Loan, 3 mo. USD LIBOR + 3.500%,, 4.250%, due 02/10/28[12]	74,625	73,863
Flex Acquisition Co., Inc., 2021 Term Loan, 3 mo. USD LIBOR + 3.500%,, 4.000%, due 03/02/28[12]	269,451	268,880
PODS LLC, 2021 Term Loan B, 3 mo. USD LIBOR + 3.000%,, 3.750%, due 03/31/28[12]	24,813	24,737
Raptor Acquisition Corp., 2021 Term Loan, 3 mo. USD LIBOR + 4.000%,, 4.750%, due 11/01/26[12]	100,000	100,050
UFC Holdings LLC, 2021 Term Loan B, 6 mo. USD LIBOR + 2.750%,, 3.500%, due 04/29/26[12]	90,107	89,306
United Airlines, Inc., 2021 Term Loan B, 3 mo. USD LIBOR + 3.750%,, 4.500%, due 04/21/28[12]	99,250	99,208
WW International, Inc., 2021 Term Loan B, 1 mo. USD LIBOR + 3.500%,, 4.000%, due 04/13/28[12]	47,250	45,596
		1,582,459
	Face amount[1]	Value
Loan assignments—(continued)
Chemicals—0.1%
Consolidated Energy Finance SA, Term Loan B, 6 mo. USD LIBOR + 2.500%,, 2.964%, due 05/07/25[12]	192,570	$188,719
Gaming—0.0%†
Boyd Gaming Corp., Term Loan B3, 1 mo. USD LIBOR + 2.250%,, 2.354%, due 09/15/23[12]	61,742	61,700
Insurance—0.1%
Hub International Ltd., 2018 Term Loan B, 3 mo. USD LIBOR + 2.750%,, 2.942% - 3%, due 04/25/25[12]	147,820	146,080
Lodging—0.0%†
Golden Nugget, Inc., 2020 Initial Term Loan, 1 mo. USD LIBOR + 12.000%,, 13.000%, due 10/04/23[12]	25,000	26,500
Media—0.1%
Altice France SA, 2018 Term Loan B13, 2 mo. USD LIBOR + 4.000%,, 4.106%, due 08/14/26[12]	164,590	163,836
Diamond Sports Group LLC, Term Loan, 1 mo. USD LIBOR + 3.250%,, 3.360%, due 08/24/26[12]	97,750	39,630
		203,466
Oil & gas—0.1%
Apergy Corp., 2020 Term Loan, 3 mo. USD LIBOR + 5.000%,, 6.000%, due 06/03/27[12]	114,747	116,086
Citgo Holding, Inc., 2019 Term Loan B, 1 mo. USD LIBOR + 7.000%,, 8.000%, due 08/01/23[12]	171,063	168,924
Parker Drilling Co., 2nd Lien PIK Term Loan, PIK, 2.000% - 11.000%, due 03/26/24	27,227	26,274
		311,284
Retail-restaurants—0.0%†
1011778 B.C. Unlimited Liability Co., Term Loan B4, 1 mo. USD LIBOR + 1.750%,, 1.855%, due 11/19/26[12]	107,009	105,354

PACE High Yield Investments

Portfolio of investments—January 31, 2022 (unaudited)

	Face amount[1]		Value
Loan assignments—(concluded)
Support-services—0.0%†
Kar Auction Services, Inc., 2019 Term Loan B6, 1 mo. USD LIBOR + 0.625%, 0.000% - —%, due 09/19/26[12,14]		100,000	$98,500
Total loan assignments (cost—$2,772,711)			2,724,062
Non-U.S. government agency obligations—0.4%
Ivory Coast Government International Bond 4.875%, due 01/30/32[5]	EUR	400,000	421,799
Turkiye Ihracat Kredi Bankasi AS 5.375%, due 10/24/23[2]		200,000	198,537
5.375%, due 10/24/23[5]		50,000	49,634
5.375%, due 10/24/23[5]		200,000	198,538
Ukreximbank Via Biz Finance PLC 9.750%, due 01/22/25[5]		154,500	146,003
Total non-U.S. government agency obligations (cost—$1,105,020)			1,014,511
	Number of shares
Common stocks—0.4%
Aerospace & defense—0.0%†
Egmv13794[3,4]		2,750	0
Chemicals—0.1%
Hexion Holdings Corp., Class B*		8,128	231,648
Diversified financial services—0.1%
Spn New*,3		3,832	164,776
Energy equipment & services—0.1%
Diamond Offshore Drilling, Inc.*,3		11,325	60,022
FTS International, Inc., Class A*		3,672	96,757
Noble Corp.*,3,9		207	5,111
Parker Drilling Co.*		1,153	5,189
			167,079
Gas utilities—0.0%†
Ferrellgas Partners LP, Class B		364	87,360
Leisure products—0.0%†
Codere New Topco SA*,3,4,9		4,367	0
Media—0.0%†
iHeartMedia, Inc., Class A*		1,347	27,142
Metals & mining—0.0%†
Aleris International, Inc.*,3,4,9		795	15,900
Cloud Peak Energy, Inc.*,3,4		66	0
Petra Diamonds Ltd.*		54,100	60,754
			76,654
Oil & gas—0.0%†
Chaparral Energy, Inc.*,3,4		1,269	53,932
Oil, gas & consumable fuels—0.1%
Gulfport Energy Corp.*		3,347	219,061
Summit Midstream Partners LP*		4,371	105,298
Superior Energy Services*,3,9		177	7,611
			331,970
	Number of shares	Value
Common stocks—(concluded)
Paper & forest products—0.0%†
Northwest Hardwoods, Inc.*,3,9	936	$56,160
Total common stocks (cost—$1,318,255)		1,196,721
Preferred stocks—0.1%
Machinery—0.0%†
Selecta Group BV3	43,703	41,396
Selecta Group BV, Class A3	21,852	20,699
Total Machinery		62,095
Oil, gas & consumable fuels—0.1%
Global Partners LP8	4,255	112,572
Gulfport Energy Corp.[3,7,8]	9	52,200
Total oil, gas & consumable fuels		164,772
Total preferred stocks (cost—$133,291)		226,867
	Number of warrants
Warrants—0.0%†
Athabasca Oil Corp. expires 11/01/26*,3	250	11,419
California Resources Corp. expire 10/27/24*	201	3,015
Carlson Travel, Inc. expires 11/19/26*,3	1,052	6,207
Carlson Travel, Inc. expires 11/19/28*,3	1,108	5,673
Chaparral Energy, Inc. expires 10/01/24*,3	9	11
Chaparral Energy, Inc. expires 10/01/25*,3	9	15
Denbury, Inc. expires 09/18/25*	1,376	59,195
SandRidge Energy, Inc. strike price $41.34, expires 10/04/22*	2,886	72
SandRidge Energy, Inc. strike price $42.03, expires 10/04/22*	1,215	4
Total warrants (cost—$226,565)		85,611
	Number of shares
Short-term investments—4.1%
Investment companies—4.1%
State Street Institutional U.S. Government Money Market Fund, 0.030%[15] (cost—$11,455,101)	11,455,101	11,455,101
Investment of cash collateral from securities loaned—2.4%
Money market funds—2.4%
State Street Navigator Securities Lending Government Money Market Portfolio, 0.040%[15] (cost—$6,799,125)	6,799,125	6,799,125
Total investments (cost—$291,953,351)—100.1%		278,498,159
Liabilities in excess of other assets—(0.1)%		(376,875)
Net assets—100.0%		$278,121,284

PACE High Yield Investments

Portfolio of investments—January 31, 2022 (unaudited)

For a listing of defined portfolio acronyms that are used throughout the Portfolio of investments as well as the tables that follow, please refer to the Glossary of terms used in the Portfolio of investments.

Forward foreign currency contracts

Counterparty	Sell		Purchase		Settlement date	Unrealized appreciation (depreciation)
SSC	EUR	49,271,497	USD	55,689,947	02/07/22	$330,377
SSC	GBP	5,243,488	USD	7,093,784	02/07/22	42,040
SSC	USD	51,000	EUR	45,084	02/07/22	(345)
SSC	USD	29,000	EUR	25,547	02/07/22	(296)
SSC	USD	180,000	EUR	161,437	02/07/22	1,385
Net unrealized appreciation (depreciation)						$373,161

Fair valuation summary

The following is a summary of the fair valuations according to the inputs used as of January 31, 2022 in valuing the Portfolio's investments. In the event a Portfolio holds investments for which fair value is measured using the NAV per share practical expedient (or its equivalent), a separate column will be added to the fair value hierarchy table; this is intended to permit reconciliation to the amounts presented in the Portfolio of investments:

Assets Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Corporate bonds	$—	$254,978,881	$17,280	$254,996,161
Loan assignments	—	2,724,062	—	2,724,062
Non-U.S. government agency obligations	—	1,014,511	—	1,014,511
Common stocks	833,209	347,612	15,900	1,196,721
Preferred stocks	112,572	114,295	—	226,867
Warrants	62,286	23,325	—	85,611
Short-term investments	—	11,455,101	—	11,455,101
Investment of cash collateral from securities loaned	—	6,799,125	—	6,799,125
Forward foreign currency contracts	—	373,802	—	373,802
Total	$1,008,067	$277,830,714	$33,180	$278,871,961
Liabilities
Forward foreign currency contracts	$—	$(641)	$—	$(641)

At January 31, 2022, there were $102,164 transferred out of Level 3. The transfers from Level 3 to Level 2 occurred because there was observable market data that became available as of January 31, 2022.

Securities valued using unobservable inputs, i.e. Level 3, were not considered significant to the Fund.

Portfolio footnotes

†  Amount represents less than 0.05%

*  Non-income producing security.

1  In U.S. dollars unless otherwise indicated.

PACE High Yield Investments

Portfolio of investments—January 31, 2022 (unaudited)

Portfolio footnotes—(concluded)

2  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities are considered liquid, unless noted otherwise, and may be resold in transactions exempt from registration, normally to qualified institutional buyers. Securities exempt from registration pursuant to Rule 144A, in the amount of $136,163,059, represented 49.0% of the Portfolio's net assets at period end.

3  Security fair valued by the Valuation Committee under the direction of the Board of Trustees.

4  Significant unobservable inputs were used in the valuation of this security; i.e. Level 3.

5  Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration.

6  Security, or portion thereof, was on loan at the period end.

7  Payment-in-kind security for which interest may be paid in cash or additional principal, at the discretion of the issuer.

8  Perpetual investment. Date shown reflects the next call date.

9  This security is considered restricted. At period end, the value of restricted security was $129,170, represented 0.0% of the Fund's net assets. The table below provides further information.Insert table here:

Restricted security	Acquisition date	Acquisition cost	Acquisition cost as a percentage of net asset	Value at 01/31/22	Value as a percentage of net assets
Aleris International, Inc.	1/10/17	$13,981	0.0%	$15,900	0.0%
Appvion, Inc.9.000%, due 06/01/25	6/1/20	650,000	0.2	6,500	0.0
Cloud Peak Energy Resources LLC/Cloud Peak Energy Finance Corp. 3.000%, due 03/15/24	7/30/15-12/17/19	456,114	0.2	5,500	0.0
Codere New Topco SA	12/1/21	0.0	0.0	0.0	0.0
Gulfport Energy Corp. 2.000%, due 10/15/24	5/17/21	2,439	0.0	1,550	0.0
Gulfport Energy Corp. 3.000%, due 05/15/25	5/17/21	4,442	0.0	3,100	0.0
Gulfport Energy Corp. 3.000%, due 01/15/26	5/17/21	7,462	0.0	5,425	0.0
Noble Corp.	2/8/21	552	0.0	5,111	0.0
Northwest Hardwoods, Inc.	05/31/21	7,020	0.0	56,160	0.0
RRI Energy, Inc. 3.000%, due 06/15/2017	12/14/18	0.0	0.0	0.0	0.0
Sanchez Energy Corp. 6.125%, due 01/15/23	10/30/17-12/1/17	329,036	0.1	7,000	0.0
Sanchez Energy Corp. 7.750%, due 06/15/21	11/3/17-12/1/17	475,000	0.2	9,500	0.0
Superior Energy Services	1/29/21	232	0.0	7,611	0.0
Washington Mutual, Inc., 0.000%, due 09/21/17	9/21/17	0.0	0.0	5,813	0.0

10  Bond interest in default.

11  Step bond—coupon rate increases in increments to maturity. The rate disclosed is the rate at the period end; the maturity date disclosed is the ultimate maturity date.

12  Variable or floating rate security. The interest rate shown is the rate in effect as of period end and changes periodically.

13  Security purchased on a when-issued basis. When-issued refers to a transaction made conditionally because a security, although authorized, has not yet been issued.

14  Position is unsettled. Contract rate was not determined at January 31, 2022 and does not take effect until settlement.

15  Rates shown reflect yield at January 31, 2022.

See accompanying notes to financial statements.

PACE Large Co Value Equity Investments

Performance

For the six-months ended January 31, 2022, the Portfolio's Class P shares returned 4.58% before the deduction of the maximum PACE Select program fee.1 In comparison, the Russell 1000 Value Index (the "benchmark") returned 3.61%. (Returns for all share classes over various time periods are shown in the "Performance at a glance" table on page 158. Please note that the returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.) For a detailed commentary on the market environment in general during the reporting period, please refer to page 3.

Investment Manager's comments2

The Portfolio outperformed its benchmark during the reporting period. Stock selection was the primary contributor and generally positive across most sectors, with the exception of Materials, Consumer Staples and Utilities. Stock selection within the Industrials and Consumer Discretionary sectors was particularly strong. Sector allocation was an additional tailwind as the portfolio was underweight Communication Services. This was offset by an underweight to Energy, which was the strongest sector.

Broadly, the value rotation, as investors focused on recovery from the COVID shut down as well as the impact of inflation and rising interest rates, was beneficial for the Portfolio given underlying positioning. The Portfolio's bias to earnings yield was rewarded. The cash allocation was a modest drag on relative performance given the positive equity market.

Derivatives were not used during the reporting period.

1  Class P shares held through the PACE Select Advisors Program are subject to a maximum Program fee of 2.50%, which, if included, would have reduced performance. Class P shares held through other advisory programs also may be subject to a program fee, which, if included, would have reduced performance.

2  Performance is discussed on a gross-of-fees basis—meaning that no fees or expenses are reflected when discussed at the level of a subadvisor's sleeve (or subadvisors' sleeves, if applicable). Alternatively, performance at the overall Portfolio level is shown net of fees, which does factor in fees and expenses associated with the Portfolio.

PACE Select Advisors Trust – PACE Large Co Value Equity Investments

Investment Manager:

UBS Asset Management (Americas) Inc. ("UBS AM")

Investment Subadvisors:

Pzena Investment Management, LLC ("Pzena");

Artisan Partners Limited Partnership ("Artisan Partners") effective May 10, 2021;

Wellington Management Company LLP ("Wellington")

Portfolio Management Team:

UBS AM: Mabel Lung, CFA, Fred Lee, CFA, Gina Toth, CFA, Mayoor Joshi, Edward Eccles and Christopher Andersen, CFA

Pzena: Richard S. Pzena, John J. Flynn and Benjamin Silver;

Wellington: W. Michael Reckmeyer III, CFA and Matthew C. Hand, CFA; Artisan Partners: Daniel J. Okeefe and Michael J. McKinnon

Objective:

Capital appreciation and dividend income

Investment process:

The main strategies of the current subadvisors include:

• A "deep value" strategy which follows a disciplined investment process.

• A "select equity income" strategy in which the subadvisor invests in quality large cap dividend-paying companies, with an emphasis on companies with solid balance sheets and below-market valuations.

(continued on next page)

PACE Large Co Value Equity Investments

Investment process (concluded)

• A "select equity" strategy in which the subadvisor employs a fundamental investment process to construct a focused portfolio of securities of undervalued US companies across a broad capitalization range.

Mutual funds are sold by prospectus only. You should read it carefully and consider a fund's investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. Prospectuses for most of our funds can be obtained from your financial advisor, by calling UBS Funds at 800-647 1568 or by visiting our Website at www.ubs.com/am-us.

Special considerations

The Portfolio may be appropriate for long-term investors seeking capital appreciation and dividend income and who are able to withstand short-term fluctuations in the equity markets in return for potentially higher returns over the long term. The value of the Portfolio changes every day and can be affected by changes in interest rates, general market conditions and other political, social and economic developments, as well as specific matters relating to the companies in whose securities the Portfolio invests. It is important to note that an investment in the Portfolio is only one component of a balanced investment plan.

PACE Large Co Value Equity Investments

Performance at a glance (unaudited)

Average annual total returns for periods ended 01/31/22	6 months	1 year	5 years	10 years
Before deducting maximum sales charge
Class A1	4.46%	26.29%	8.63%	10.83%
Class Y2	3.38	25.10	8.64	10.97
Class P3	4.58	26.57	8.89	11.09
After deducting maximum sales charge
Class A1	(1.26)	19.34	7.41	10.20
Russell 1000 Value Index[4]	3.61	23.37	10.48	12.28

Most recent calendar quarter-end returns (unaudited)

Average annual total returns for periods ended 12/31/21	6 months	1 year	5 years	10 years
Before deducting maximum sales charge
Class A1	5.52%	25.68%	8.81%	11.46%
Class Y2	4.42	24.44	8.81	11.60
Class P3	5.64	25.96	9.05	11.73
After deducting maximum sales charge
Class A1	(0.28)	18.76	7.58	10.83

The annualized gross and net expense ratios, respectively, for each class of shares as in the prospectuses dated November 26, 2021 were as follows: Class A—1.32% and 1.32%; Class Y—1.08% and 1.08%; and Class P—1.07% and 1.07%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Portfolio and UBS Asset Management (Americas) Inc. ("UBS AM") have entered into a written fee waiver/expense reimbursement agreement pursuant to which UBS AM is contractually obligated to waive its management fees and/or reimburse expenses so that the Portfolio's ordinary total operating expenses of each class through November 30, 2022 (excluding dividend expense, borrowing costs, and interest expense relating to short sales, and expenses attributable to investment in other investment companies, interest, taxes, brokerage commissions, trustee elections, as well as other matters related to shareholder meetings (unless specifically agreed by UBS AM) and extraordinary expenses) would not exceed Class A—1.14%; Class Y—0.89%; and Class P—0.89%. The Portfolio has agreed to repay UBS AM for any waived fees/reimbursed expenses to the extent that it can do so over the following three fiscal years without causing the Portfolio's expenses in any of those three years to exceed these expense caps and that UBS AM has not waived the right to do so. The fee waiver/expense reimbursement agreement may be terminated by the Portfolio's board at any time and also will terminate automatically upon the expiration or termination of the Portfolio's advisory contract with UBS AM. Upon termination of the agreement, however, UBS AM's three year recoupment rights will survive.

1  Maximum sales charge for Class A shares is 5.5%. Class A shares bear ongoing 12b-1 service fees of 0.25% annually.

2  The Portfolio offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees.

3  Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees, but Class P shares held through advisory programs may be subject to a program fee, which, if included, would have reduced performance.

4  The Russell 1000 Value Index measures the performance of the large-cap value segment of the US equity universe. It includes those Russell 1000 Index companies with lower price-to-book ratios and lower expected growth values. The Russell 1000 Value Index is constructed to provide a comprehensive and unbiased barometer for the large-cap value segment. The Index is completely reconstituted annually to ensure new and growing equities are included and that the represented companies continue to reflect value characteristics. Investors should note that indices do not reflect the deduction of fees and expenses.

Prior to August 3, 2015, a 1% redemption fee was imposed on sales or exchanges of any class of shares of the Portfolio made during the specified holding period.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit www.ubs.com/us-mutualfundperformance.

PACE Large Co Value Equity Investments

Portfolio statistics and industry diversification—(unaudited)1

As a percentage of net assets as of January 31, 2022

Top ten holdings
MetLife, Inc.	2.8%
Pioneer Natural Resources Co.	2.4
UnitedHealth Group, Inc.	2.4
Morgan Stanley	2.3
Citigroup, Inc.	2.3
Philip Morris International, Inc.	2.2
Anthem, Inc.	2.2
General Dynamics Corp.	2.2
Chubb Ltd.	2.1
Sempra Energy	2.1
Total	23.0%
Top five issuer breakdown by country or territory of origin
United States	90.0%
United Kingdom	2.5
Germany	1.9
South Korea	1.6
China	1.4
Total	97.4%
Sectors
Financials	27.0%
Health Care	13.5
Consumer Discretionary	10.5
Industrials	9.7
Information Technology	7.9
Consumer Staples	7.6
Materials	5.3
Utilities	5.0
Communication Services	5.0
Energy	4.7
Total	96.2%

1  The portfolio is actively managed and its composition will vary over time.

PACE Large Co Value Equity Investments

Portfolio of investments—January 31, 2022 (unaudited)

	Number of shares	Value
Common stocks—96.0%
Aerospace & defense—4.9%
BAE Systems PLC	911,019	$7,072,021
General Dynamics Corp.	114,951	24,381,107
Raytheon Technologies Corp.	258,067	23,275,063
		54,728,191
Air freight & logistics—0.5%
FedEx Corp.	24,332	5,982,266
Airlines—0.7%
Southwest Airlines Co.*	169,307	7,578,181
Auto components—0.6%
Lear Corp.	41,856	7,003,346
Automobiles—1.4%
Harley-Davidson, Inc.	449,643	15,544,159
Banks—8.0%
Bank of America Corp.	61,118	2,819,984
Citigroup, Inc.	392,017	25,528,147
JPMorgan Chase & Co.	149,722	22,248,689
M&T Bank Corp.	96,983	16,426,981
Truist Financial Corp.	237,916	14,945,883
Wells Fargo & Co.	140,715	7,570,467
		89,540,151
Building products—1.1%
Johnson Controls International PLC	163,894	11,910,177
Capital markets—5.2%
Bank of New York Mellon Corp.	334,309	19,811,152
BlackRock, Inc.	13,395	11,023,281
Goldman Sachs Group, Inc.	6,216	2,204,691
Morgan Stanley	253,387	25,982,303
		59,021,427
Chemicals—3.7%
Axalta Coating Systems Ltd.*	660,906	19,569,426
Celanese Corp.	112,638	17,538,863
Dow, Inc.	72,223	4,313,880
		41,422,169
Communications equipment—1.8%
Cisco Systems, Inc.	368,778	20,529,871
Construction materials—1.6%
HeidelbergCement AG	260,627	17,937,019
Consumer finance—2.0%
American Express Co.	106,425	19,137,343
Capital One Financial Corp.	25,553	3,749,392
		22,886,735
Diversified financial services—3.0%
Berkshire Hathaway, Inc., Class B*	74,091	23,191,965
Equitable Holdings, Inc.	187,700	6,314,228
Voya Financial, Inc.[1]	56,156	3,816,362
		33,322,555
	Number of shares	Value
Common stocks—(continued)
Electric utilities—3.0%
Edison International	102,920	$6,462,347
Exelon Corp.	348,736	20,209,251
NRG Energy, Inc.	165,637	6,613,885
		33,285,483
Electrical equipment—1.3%
Eaton Corp. PLC	95,940	15,199,774
Electronic equipment, instruments & components—2.9%
Corning, Inc.	445,652	18,735,210
TE Connectivity Ltd.	100,071	14,311,154
		33,046,364
Energy equipment & services—1.5%
Baker Hughes Co.	194,863	5,347,041
Halliburton Co.	210,969	6,485,187
NOV, Inc.	321,509	5,279,178
		17,111,406
Food & staples retailing—0.3%
Sprouts Farmers Market, Inc.*	147,870	4,013,192
Food products—3.2%
Archer-Daniels-Midland Co.	271,786	20,383,950
Danone SA	259,151	16,085,666
		36,469,616
Health care equipment & supplies—3.6%
Becton Dickinson and Co.	88,944	22,604,228
DENTSPLY SIRONA, Inc.	333,711	17,826,842
		40,431,070
Health care providers & services—5.4%
Anthem, Inc.	55,439	24,448,045
Cardinal Health, Inc.	28,107	1,449,478
Fresenius Medical Care AG & Co. KGaA, ADR	112,139	3,793,662
McKesson Corp.	15,662	4,020,749
UnitedHealth Group, Inc.	56,558	26,727,614
		60,439,548
Hotels, restaurants & leisure—1.9%
Booking Holdings, Inc.*	2,573	6,319,623
Expedia Group, Inc.*	81,187	14,880,765
		21,200,388
Household durables—0.8%
Mohawk Industries, Inc.*	20,696	3,267,277
Newell Brands, Inc.	246,136	5,712,817
		8,980,094
Industrial conglomerates—0.7%
General Electric Co.	83,604	7,898,906
Insurance—8.8%
Alleghany Corp.*	8,609	5,716,376
American International Group, Inc.	138,818	8,016,739
Axis Capital Holdings Ltd.	68,079	3,879,141
Chubb Ltd.	121,652	23,999,507

PACE Large Co Value Equity Investments

Portfolio of investments—January 31, 2022 (unaudited)

	Number of shares	Value
Common stocks—(continued)
Insurance—(concluded)
Marsh & McLennan Cos., Inc.	58,290	$8,955,676
MetLife, Inc.	461,145	30,924,384
Progressive Corp.	156,300	16,983,558
		98,475,381
Interactive media & services—3.4%
Alphabet, Inc., Class A*	6,676	18,065,723
Meta Platforms, Inc., Class A*	63,692	19,952,156
		38,017,879
Internet & direct marketing retail—1.4%
Alibaba Group Holding Ltd., ADR*	128,642	16,181,877
IT services—0.9%
Amdocs Ltd.	55,546	4,215,386
Cognizant Technology Solutions Corp., Class A	74,734	6,383,778
		10,599,164
Machinery—0.5%
Westinghouse Air Brake Technologies Corp.	60,499	5,378,361
Media—1.6%
Comcast Corp., Class A	358,956	17,944,210
Multi-utilities—2.1%
Sempra Energy	168,595	23,293,085
Oil, gas & consumable fuels—3.1%
Cenovus Energy, Inc.	69,391	1,009,639
Exxon Mobil Corp.	53,502	4,064,012
Pioneer Natural Resources Co.	123,274	26,983,446
Shell PLC, ADR, Class A	63,703	3,274,334
		35,331,431
Personal products—1.8%
Unilever PLC, ADR	396,137	20,357,480
Pharmaceuticals—4.5%
Bristol-Myers Squibb Co.	3,970	257,613
Eli Lilly & Co.	52,212	12,812,303
Merck & Co., Inc.	215,744	17,578,821
Pfizer, Inc.	381,925	20,123,628
		50,772,365
	Number of shares	Value
Common stocks—(concluded)
Software—0.2%
SS&C Technologies Holdings, Inc.	22,463	$1,794,120
Specialty retail—3.3%
Advance Auto Parts, Inc.	68,760	15,918,628
Lowe's Cos., Inc.	87,280	20,715,908
		36,634,536
Technology hardware, storage & peripherals—2.0%
Hewlett Packard Enterprise Co.	274,694	4,485,753
Samsung Electronics Co. Ltd.	293,580	17,851,028
		22,336,781
Textiles, apparel & luxury goods—1.1%
Gildan Activewear, Inc.[1]	103,473	4,121,330
PVH Corp.	50,886	4,834,679
Skechers USA, Inc., Class A*	77,662	3,261,804
		12,217,813
Tobacco—2.2%
Philip Morris International, Inc.	240,438	24,729,048
Total common stocks (cost—$924,305,640)		1,079,545,619
Short-term investments—3.6%
Investment companies—3.6%
State Street Institutional U.S. Government Money Market Fund, 0.03%[2] (cost—$40,225,497)	40,225,497	40,225,497
Investment of cash collateral from securities loaned—0.0%†
Money market funds—0.0%†
State Street Navigator Securities Lending Government Money Market Portfolio, 0.040%[2] (cost—$242,475)	242,475	242,475
Total investments (cost—$964,773,612)—99.6%		1,120,013,591
Other assets in excess of liabilities—0.4%		4,259,683
Net assets—100.0%		$1,124,273,274

For a listing of defined portfolio acronyms that are used throughout the Portfolio of investments as well as the tables that follow, please refer to the Glossary of terms used in the Portfolio of investments.

PACE Large Co Value Equity Investments

Portfolio of investments—January 31, 2022 (unaudited)

Fair valuation summary

The following is a summary of the fair valuations according to the inputs used as of January 31, 2022 in valuing the Portfolio's investments. In the event a Portfolio holds investments for which fair value is measured using the NAV per share practical expedient (or its equivalent), a separate column will be added to the fair value hierarchy table; this is intended to permit reconciliation to the amounts presented in the Portfolio of investments:

Assets Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Common stocks	$1,079,545,619	$—	$—	$1,079,545,619
Short-term investments	—	40,225,497	—	40,225,497
Investment of cash collateral from securities loaned	—	242,475	—	242,475
Total	$1,079,545,619	$40,467,972	$—	$1,120,013,591

At January 31, 2022, there were no transfers in or out of Level 3.

Portfolio footnotes

†  Amount represents less than 0.05% or (0.05)%.

*  Non-income producing security.

1  Security, or portion thereof, was on loan at the period end.

2  Rates shown reflect yield at January 31, 2022.

See accompanying notes to financial statements.

PACE Large Co Growth Equity Investments

Performance

For the six-months ended January 31, 2022, the Portfolio's Class P shares returned -3.94% before the deduction of the maximum PACE Select program fee.1 In comparison, the Russell 1000 Growth Index (the "benchmark") returned -0.06%. (Returns for all share classes over various time periods are shown in the "Performance at a glance" table on page 165. Please note that the returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.) For a detailed commentary on the market environment in general during the reporting period, please refer to page 3.

Investment Manager's comments2

The Portfolio underperformed its benchmark during the reporting period. Both sector allocation and stock selection were negative. Stock selection detracted due to underperformance within Information Technology, Communication Services, and Consumer Discretionary. However, stock selection in Financials partially offset negative contributions from the aforementioned sectors. In terms of sector allocation, the overweight to Health Care and Communication Services as well as the underweight to the Information Technology sector detracted.

Risk factors were modestly supportive of performance for the period. The Portfolio benefitted from its exposure to value characteristics, such as long-term reversal, which is the tendency of securities with high returns over the past three to five years to underperform relative to securities with low returns during the same period. The Russell 1000 Growth Index was a challenging benchmark to outperform given the level of concentration and narrowness of the market. Five of the top ten individual detractors were companies that were not held or held at an underweight versus the benchmark.

Please note that during this period, Jackson Square and Mar Vista were terminated to fund Polen and GQG in an effort to improve risk-adjusted performance for the Fund.

Derivatives were not used during the reporting period.

1  Class P shares held through the PACE Select Advisors Program are subject to a maximum Program fee of 2.50%, which, if included, would have reduced performance. Class P shares held through other advisory programs also may be subject to a program fee, which, if included, would have reduced performance.

2  Performance is discussed on a gross-of-fees basis—meaning that no fees or expenses are reflected when discussed at the level of a subadvisor's sleeve (or subadvisors' sleeves, if applicable). Alternatively, performance at the overall Portfolio level is shown net of fees, which does factor in fees and expenses associated with the Portfolio.

PACE Select Advisors Trust – PACE Large Co Growth Equity Investments

Investment Manager:

UBS Asset Management (Americas) Inc. ("UBS AM")

Investment Subadvisors:

Jackson Square Partners, LLC ("JSP") (terminated effective close of business December 14, 2021);

Mar Vista Investment Partners ("Mar Vista") (terminated effective close of business December 14, 2021);

J.P. Morgan Investment Management Inc. ("J.P. Morgan")

Polen Capital Management, LLC ("Polen")

GQG Partners LLC ("GQG")

Portfolio Management Team:

UBS AM: Mabel Lung, CFA, Fred Lee, CFA, Gina Toth, CFA, Mayoor Joshi, Edward Eccles and Christopher Andersen, CFA

JSP: Jeffrey Van Harte, Daniel Prislin, Christopher Eriksen and William Montana;

Mar Vista: Brian L. Massey and Silas A. Myers;

J.P. Morgan: Giri Devulapally, Joseph Wilson, Larry H. Lee and Holly Fleiss

Polen: David Davidowitz and Brandon Ladoff

GQG: Rajiv Jain and James Anders

Objective:

Capital appreciation

Investment process:

The main strategies of the subadvisors include:

(continued on next page)

PACE Large Co Growth Equity Investments

Investment process
(concluded)

• A strategy in which the subadvisor seeks to identify companies with secular business models and opportunities to generate consistent, long-term growth of intrinsic business value.

• A strategy in which the subadvisor seeks to identify companies with sustainable competitive advantages and ample opportunities to grow and reinvest capital at high rates of return.

• A strategy in which the subadvisor employs a concentrated, fundamentally driven sustainable growth strategy.

Mutual funds are sold by prospectus only. You should read it carefully and consider a fund's investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. Prospectuses for most of our funds can be obtained from your financial advisor, by calling UBS Funds at 800-647 1568 or by visiting our Website at www.ubs.com/am-us.

Special considerations

The Portfolio may be appropriate for long-term investors seeking capital appreciation who are able to withstand short-term fluctuations in the equity markets in return for potentially higher returns over the long term. The value of the Portfolio changes every day and can be affected by changes in interest rates, general market conditions, and other political, social and economic developments, as well as specific matters relating to the companies in whose securities the Portfolio invests. Also, to the extent the Portfolio invests a large portion of its assets in a particular sector, the Portfolio may experience greater volatility and risk of loss due to unfavorable developments in that sector. It is important to note that an investment in the Portfolio is only one component of a balanced investment plan.

PACE Large Co Growth Equity Investments

Performance at a glance (unaudited)

Average annual total returns for periods ended 01/31/22	6 months	1 year	5 years	10 years
Before deducting maximum sales charge
Class A1	(4.09)%	11.21%	23.26%	17.43%
Class Y2	(3.93)	11.50	19.88	15.96
Class P3	(3.94)	11.50	19.88	15.96
After deducting maximum sales charge
Class A1	(9.35)	5.10	21.87	16.77
Russell 1000 Growth Index[4]	(0.06)	17.52	22.28	18.03

Most recent calendar quarter-end returns (unaudited)

Average annual total returns for periods ended 12/31/21	6 months	1 year	5 years	10 years
Before deducting maximum sales charge
Class A1	8.11%	20.14%	26.21%	19.20%
Class Y2	8.26	20.40	22.74	17.70
Class P3	8.23	20.37	22.72	17.69
After deducting maximum sales charge
Class A1	2.16	13.55	24.79	18.53

The annualized gross and net expense ratios, respectively, for each class of shares as in the prospectuses dated November 26, 2021 were as follows: Class A—1.13% and 1.13%; Class Y—0.87% and 0.87%; and Class P—0.88% and 0.88%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Portfolio and UBS Asset Management (Americas) Inc. ("UBS AM") have entered into a written fee waiver/expense reimbursement agreement pursuant to which UBS AM is contractually obligated to waive its management fees and/or reimburse expenses so that the Portfolio's ordinary total operating expenses of each class through November 30, 2022 (excluding dividend expense, borrowing costs, and interest expense relating to short sales, and expenses attributable to investment in other investment companies, interest, taxes, brokerage commissions, trustee elections, as well as other matters related to shareholder meetings (unless specifically agreed by UBS AM) and extraordinary expenses) would not exceed Class A—1.14%; Class Y—0.89%; and Class P—0.89%. The Portfolio has agreed to repay UBS AM for any waived fees/reimbursed expenses to the extent that it can do so over the following three fiscal years without causing the Portfolio's expenses in any of those three years to exceed these expense caps and that UBS AM has not waived the right to do so. The fee waiver/expense reimbursement agreement may be terminated by the Portfolio's board at any time and also will terminate automatically upon the expiration or termination of the Portfolio's advisory contract with UBS AM. Upon termination of the agreement, however, UBS AM's three year recoupment rights will survive.

1  Maximum sales charge for Class A shares is 5.5%. Class A shares bear ongoing 12b-1 service fees of 0.25% annually.

2  The Portfolio offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees.

3  Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees, but Class P shares held through advisory programs may be subject to a program fee, which, if included, would have reduced performance.

4  The Russell 1000 Growth Index measures the performance of the large-cap growth segment of the US equity universe. It includes those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000 Growth Index is constructed to provide a comprehensive and unbiased barometer for the large-cap growth segment. The Index is completely reconstituted annually to ensure new and growing equities are included and that the represented companies continue to reflect growth characteristics. Investors should note that indices do not reflect the deduction of fees and expenses.

Prior to August 3, 2015, a 1% redemption fee was imposed on sales or exchanges of any class of shares of the Portfolio made during the specified holding period.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit www.ubs.com/us-mutualfundperformance.

PACE Large Co Growth Equity Investments

Portfolio statistics and industry diversification—(unaudited)1

As a percentage of net assets as of January 31, 2022

Top ten holdings
Alphabet, Inc., Class C	7.7%
Microsoft Corp.	7.6
Apple, Inc.	5.9
Amazon.com, Inc.	4.6
Meta Platforms, Inc., Class A	3.6
Visa, Inc., Class A	2.0
Blackstone, Inc.	1.9
Mastercard, Inc., Class A	1.8
Adobe, Inc.	1.8
Lowe's Cos., Inc.	1.7
Total	38.6%
Top five issuer breakdown by country or territory of origin
United States	98.6%
Netherlands	0.5
United Kingdom	0.3
Argentina	0.1
Canada	0.0 †
Total	99.5%
Sectors
Information Technology	33.3%
Health Care	13.7
Consumer Discretionary	13.5
Communication Services	13.4
Financials	7.7
Industrials	4.6
Consumer Staples	3.4
Energy	1.7
Materials	1.5
Utilities	0.8
Total	93.6%

†  Amount represents less than 0.05% or (0.05%).

1  The portfolio is actively managed and its composition will vary over time.

PACE Large Co Growth Equity Investments

Portfolio of investments—January 31, 2022 (unaudited)

	Number of shares	Value
Common stocks—93.6%
Aerospace & defense—0.3%
Lockheed Martin Corp.	8,427	$3,279,199
Automobiles—1.4%
Rivian Automotive, Inc., Class A*	14,817	974,070
Tesla, Inc.*	16,020	15,006,254
		15,980,324
Banks—1.6%
JPMorgan Chase & Co.	27,149	4,034,341
SVB Financial Group*	17,755	10,367,145
Wells Fargo & Co.	61,079	3,286,050
		17,687,536
Beverages—0.8%
Coca-Cola Co.	23,831	1,453,929
Monster Beverage Corp.*	91,157	7,905,135
		9,359,064
Biotechnology—2.1%
AbbVie, Inc.	55,575	7,607,662
Alnylam Pharmaceuticals, Inc.*	2,483	341,661
Biogen, Inc.*	11,440	2,585,440
Exact Sciences Corp.*	15,002	1,145,552
Moderna, Inc.*	5,966	1,010,223
Regeneron Pharmaceuticals, Inc.*	10,367	6,309,252
Seagen, Inc.*	38,923	5,235,533
		24,235,323
Building products—0.8%
Trane Technologies PLC	53,600	9,278,160
Capital markets—5.5%
Blackstone, Inc.	164,906	21,762,645
Charles Schwab Corp.	184,764	16,203,803
KKR & Co., Inc.	24,306	1,729,615
Morgan Stanley	153,964	15,787,469
MSCI, Inc.	14,096	7,557,147
		63,040,679
Chemicals—0.7%
Sherwin-Williams Co.	27,357	7,838,054
Consumer finance—0.3%
Capital One Financial Corp.	25,318	3,714,910
Electric utilities—0.5%
Exelon Corp.	61,320	3,553,494
FirstEnergy Corp.	41,029	1,721,577
		5,275,071
Electrical equipment—0.7%
Rockwell Automation, Inc.	28,532	8,252,025
Electronic equipment, instruments & components—0.7%
Amphenol Corp., Class A	96,405	7,672,874
Energy equipment & services—0.1%
Schlumberger N.V.	15,177	592,965
	Number of shares	Value
Common stocks—(continued)
Entertainment—1.0%
Netflix, Inc.*	26,495	$11,317,074
Roku, Inc.*	2,990	490,510
		11,807,584
Food & staples retailing—0.5%
Walmart, Inc.	43,170	6,035,598
Food products—0.3%
Mondelez International, Inc., Class A	43,680	2,927,870
Gas utilities—0.3%
Atmos Energy Corp.	36,502	3,913,745
Health care equipment & supplies—4.1%
Abbott Laboratories	151,794	19,347,663
ABIOMED, Inc.*	3,534	1,045,605
Align Technology, Inc.*	20,271	10,033,334
DexCom, Inc.*	9,519	4,097,739
Intuitive Surgical, Inc.*	43,218	12,281,691
		46,806,032
Health care providers & services—4.4%
CVS Health Corp.	52,457	5,587,195
HCA Healthcare, Inc.	57,755	13,864,088
McKesson Corp.	47,473	12,187,268
UnitedHealth Group, Inc.	38,387	18,140,545
		49,779,096
Hotels, restaurants & leisure—2.4%
Airbnb, Inc., Class A*	95,326	14,677,345
Booking Holdings, Inc.*	3,132	7,692,599
Chipotle Mexican Grill, Inc.*	3,140	4,664,721
		27,034,665
Household products—0.4%
Procter & Gamble Co.	28,458	4,566,086
Insurance—0.3%
American International Group, Inc.	60,519	3,494,972
Interactive media & services—12.1%
Alphabet, Inc., Class A*	2,111	5,712,514
Alphabet, Inc., Class C*	32,207	87,408,832
Match Group, Inc.*	22,520	2,538,004
Meta Platforms, Inc., Class A*	130,930	41,015,132
Snap, Inc., Class A*	39,544	1,286,761
		137,961,243
Internet & direct marketing retail—4.9%
Amazon.com, Inc.*	17,446	52,189,186
Etsy, Inc.*	16,484	2,589,307
MercadoLibre, Inc.*	639	723,386
Wayfair, Inc., Class A*	1,580	246,353
		55,748,232
IT services—6.4%
Accenture PLC, Class A	42,283	14,950,423
Affirm Holdings, Inc.*	10,001	640,764

PACE Large Co Growth Equity Investments

Portfolio of investments—January 31, 2022 (unaudited)

	Number of shares	Value
Common stocks—(continued)
IT services—(concluded)
Block Inc.*	13,320	$1,628,903
Mastercard, Inc., Class A	54,035	20,878,043
MongoDB, Inc.*	5,912	2,395,010
PayPal Holdings, Inc.*	55,905	9,612,306
Shopify, Inc., Class A*	126	121,494
Twilio, Inc., Class A*	2,295	473,046
Visa, Inc., Class A	99,280	22,454,158
		73,154,147
Life sciences tools & services—1.0%
Illumina, Inc.*	18,722	6,530,608
Syneos Health, Inc.*	23,016	2,084,329
Thermo Fisher Scientific, Inc.	4,358	2,533,305
		11,148,242
Machinery—1.7%
Deere & Co.	51,937	19,549,087
Media—0.2%
Charter Communications, Inc., Class A*	4,331	2,569,756
Metals & mining—0.8%
Freeport-McMoRan, Inc.	178,989	6,661,970
Newmont Corp.	45,781	2,800,424
		9,462,394
Multiline retail—0.3%
Target Corp.	13,343	2,941,198
Oil, gas & consumable fuels—1.6%
Devon Energy Corp.	104,247	5,271,771
Exxon Mobil Corp.	102,600	7,793,496
Occidental Petroleum Corp.	141,177	5,318,137
		18,383,404
Personal products—0.6%
Estee Lauder Cos., Inc., Class A	23,092	7,199,855
Pharmaceuticals—2.1%
AstraZeneca PLC, ADR	54,271	3,159,115
Eli Lilly & Co.	8,408	2,063,239
Johnson & Johnson	28,423	4,896,998
Zoetis, Inc.	69,992	13,983,702
		24,103,054
Professional services—1.0%
Equifax, Inc.	22,652	5,431,044
Verisk Analytics, Inc.	31,734	6,223,989
		11,655,033
Semiconductors & semiconductor equipment—3.8%
Advanced Micro Devices, Inc.*	98,427	11,245,285
ASML Holding N.V. NY Registered Shares	9,118	6,174,710
	Number of shares	Value
Common stocks—(concluded)
Semiconductors & semiconductor equipment—(concluded)
Enphase Energy, Inc.*	5,395	$757,836
Lam Research Corp.	8,694	5,128,764
NVIDIA Corp.	47,179	11,552,250
Texas Instruments, Inc.	46,109	8,276,104
		43,134,949
Software—16.6%
Adobe, Inc.*	38,078	20,345,075
Autodesk, Inc.*	56,779	14,182,826
HubSpot, Inc.*	5,274	2,577,931
Intuit, Inc.	19,118	10,614,887
Microsoft Corp.	278,800	86,701,224
Oracle Corp.	180,467	14,646,702
salesforce.com, Inc.*	71,548	16,644,211
ServiceNow, Inc.*	22,409	13,126,744
Synopsys, Inc.*	25,569	7,939,175
Trade Desk, Inc., Class A*	5,781	402,011
Workday, Inc., Class A*	6,190	1,566,132
		188,746,918
Specialty retail—3.3%
AutoZone, Inc.*	7,248	14,397,065
Carvana Co.*	21,361	3,461,764
Lowe's Cos., Inc.	83,016	19,703,847
		37,562,676
Technology hardware, storage & peripherals—5.9%
Apple, Inc.	384,202	67,150,826
Textiles, apparel & luxury goods—1.3%
Nike, Inc., Class B	51,789	7,668,397
Tapestry, Inc.	190,821	7,241,657
		14,910,054
Tobacco—0.8%
Altria Group, Inc.	91,823	4,671,954
Philip Morris International, Inc.	44,594	4,586,493
		9,258,447
Total common stocks (cost—$898,573,679)		1,067,211,347
Short-term investments—5.9%
Investment companies—5.9%
State Street Institutional U.S. Government Money Market Fund, 0.030%[1] (cost—$67,755,907)	67,755,907	67,755,907
Total investments (cost—$966,329,586)—99.5%		1,134,967,254
Other assets in excess of liabilities—0.5%		5,341,840
Net assets—100.0%		$1,140,309,094

PACE Large Co Growth Equity Investments

Portfolio of investments—January 31, 2022 (unaudited)

For a listing of defined portfolio acronyms that are used throughout the Portfolio of investments as well as the tables that follow, please refer to the Glossary of terms used in the Portfolio of investments.

Fair valuation summary

The following is a summary of the fair valuations according to the inputs used as of January 31, 2022 in valuing the Portfolio's investments. In the event a Portfolio holds investments for which fair value is measured using the NAV per share practical expedient (or its equivalent), a separate column will be added to the fair value hierarchy table; this is intended to permit reconciliation to the amounts presented in the Portfolio of investments:

Assets Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Common stocks	$1,067,211,347	$—	$—	$1,067,211,347
Short-term investments	—	67,755,907	—	67,755,907
Total	$1,067,211,347	$67,755,907	$—	$1,134,967,254

At January 31, 2022, there were no transfers in or out of Level 3.

Portfolio footnotes

*  Non-income producing security.

1  Rates shown reflect yield at January 31, 2022.

See accompanying notes to financial statements.

PACE Small/Medium Co Value Equity Investments

Performance

For the six-months ended January 31, 2022, the Portfolio's Class P shares returned -1.27% before the deduction of the maximum PACE Select program fee.1 In comparison, the Russell 2500 Value Index (the "benchmark") returned 0.34%. (Returns for all share classes over various time periods are shown in the "Performance at a glance" table on page 172. Please note that the returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.) For a detailed commentary on the market environment in general during the reporting period, please refer to page 3.

Investment Manager's comments2

The Portfolio underperformed its benchmark during the reporting period. Stock selection was the primary detractor to relative returns. Stock selection within Industrials, Energy and Information Technology sectors was most challenging while stock selection within Financials and Health Care had a positive impact. Sector allocation was an additional headwind relative to the benchmark, particularly the overweight to the Information Technology and Consumer Discretionary sectors, as these sectors lagged the benchmark during this time period.

Style factors were modestly supportive during the period as liquidity and leverage were rewarded but partially offset by value characteristics such as book to price and earnings yield as well as size.

Derivatives were not used during the reporting period.

1  Class P shares held through the PACE Select Advisors Program are subject to a maximum Program fee of 2.50%, which, if included, would have reduced performance. Class P shares held through other advisory programs also may be subject to a program fee, which, if included, would have reduced performance.

2  Performance is discussed on a gross-of-fees basis—meaning that no fees or expenses are reflected when discussed at the level of a subadvisor's sleeve (or subadvisors' sleeves, if applicable). Alternatively, performance at the overall Portfolio level is shown net of fees, which does factor in fees and expenses associated with the Portfolio.

PACE Select Advisors Trust – PACE Small/Medium Co Value Equity Investments

Investment Manager:

UBS Asset Management (Americas) Inc. ("UBS AM")

Investment Subadvisors:

Kayne Anderson Rudnick, LLC ("Kayne Anderson Rudnick"); Sapience Investments, LLC ("Sapience");
Huber Capital Management LLC ("Huber")

Portfolio Management Team:

UBS AM: Mabel Lung, CFA, Fred Lee, CFA, Gina Toth, CFA, Mayoor Joshi, Edward Eccles and Christopher Andersen, CFA

Kayne Anderson Rudnick: Julie Kutasov and Craig Stone Sapience: Samir Sikka;

Huber Capital: Joseph Huber

Objective:

Capital appreciation

Investment process:

The main strategies of the subadvisors include:

• A "value equity" strategy in which the subadvisor targets smaller capitalization companies with sustainable business models selling below their perceived value.

• A strategy that employs a fundamental, bottom-up, research-driven investment style and follows a disciplined investment process to identify high-quality companies.

• A "deep value" strategy that seeks long-term total investment return through capital appreciation, generally investing in common stocks of US companies that are considered to be undervalued.

PACE Small/Medium Co Value Equity Investments

Mutual funds are sold by prospectus only. You should read it carefully and consider a fund's investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. Prospectuses for most of our funds can be obtained from your financial advisor, by calling UBS Funds at 800-647 1568 or by visiting our Website at www.ubs.com/am-us.

Special considerations

The Portfolio may be appropriate for long-term investors seeking capital appreciation who are able to withstand short-term fluctuations in the equity markets in return for potentially higher returns over the long term. The value of the Portfolio changes every day and can be affected by changes in interest rates, general market conditions, and other political, social and economic developments, as well as specific matters relating to the companies in whose securities the Portfolio invests. It is important to note that an investment in the Portfolio is only one component of a balanced investment plan. In addition, small- and mid-cap companies are typically subject to a greater degree of change in earnings and business prospects than are larger, more established companies. Therefore, they are considered to have a higher level of volatility and risk.

PACE Small/Medium Co Value Equity Investments

Performance at a glance (unaudited)

Average annual total returns for periods ended 01/31/22	6 months	1 year	5 years	10 years or Inception
Before deducting maximum sales charge
Class A1	(1.37)%	16.45%	8.74%	11.09%
Class Y2	(1.26)	16.71	8.99	11.30
Class P3	(1.27)	16.64	8.93	11.26
Class P2[5]	—	—	—	(0.72)
After deducting maximum sales charge
Class A1	(6.79)	10.04	7.52	10.46
Russell 2500 Value Index[4]	0.34	18.67	8.62	11.23

Most recent calendar quarter-end returns (unaudited)

Average annual total returns for periods ended 12/31/21	6 months	1 year	5 years	10 years or Inception
Before deducting maximum sales charge
Class A1	1.17%	25.52%	9.89%	12.38%
Class Y2	1.28	25.74	10.13	12.58
Class P3	1.22	25.71	10.07	12.55
Class P2[5]	—	—	—	4.64
After deducting maximum sales charge
Class A1	(4.40)	18.63	8.65	11.74

The annualized gross and net expense ratios, respectively, for each class of shares as in the prospectuses dated November 26, 2021 were as follows: Class A—1.20% and 1.20%; Class Y—1.00% and 1.00%; Class P—1.02% and 1.02%; and P2—1.02% and 0.58%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Portfolio and UBS Asset Management (Americas) Inc. ("UBS AM") have entered into a written fee waiver/expense reimbursement agreement pursuant to which UBS AM is contractually obligated to waive its management fees and/or reimburse expenses so that the Portfolio's ordinary total operating expenses through November 30, 2022 (excluding dividend expense, borrowing costs, and interest expense relating to short sales, and expenses attributable to investment in other investment companies, interest, taxes, brokerage commissions, trustee elections, as well as other matters related to shareholder meetings (unless specifically agreed by UBS AM) and extraordinary expenses) would not exceed Class A—1.29%; Class Y—1.04%; and Class P—1.04%. The Portfolio has agreed to repay UBS AM for any waived fees/reimbursed expenses to the extent that it can do so over the following three fiscal years without causing the Portfolio's expenses in any of those three years to exceed this expense cap and that UBS AM has not waived the right to do so. The Portfolio and UBS AM have entered into a written fee waiver/expense reimbursement agreement pursuant to which UBS AM is contractually obligated through November 30, 2022 with respect to Class P2 to waive (i) its management fees in an amount equal to the portion of the management fees UBS AM retains after payment by UBS AM of any sub-advisory fees, and (ii) its administrative services fees in an amount equal to the portion of the administrative services fees UBS AM retains after payment by UBS AM of any sub-administration fees and charges paid to third parties. These fee waiver/expense reimbursement agreements may be terminated by the Portfolio's board at any time and also will terminate automatically upon the expiration or termination of the Portfolio's advisory contract with UBS AM. Upon termination of the agreement, however, UBS AM's three year recoupment rights will survive, if applicable.

1  Maximum sales charge for Class A shares is 5.5%. Class A shares bear ongoing 12b-1 service fees of 0.25% annually.

2  The Portfolio offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees.

3  Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees, but Class P shares held through advisory programs may be subject to a program fee, which, if included, would have reduced performance.

4  The Russell 2500 Value Index measures the performance of the small to mid-cap value segment of the US equity universe. It includes those Russell 2500 Index companies with lower price-to-book ratios and lower forecasted growth values. The Russell 2500 Value Index is constructed to provide a comprehensive and unbiased barometer of the small to mid-cap value market. The Index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small to mid-cap opportunity set and that the represented companies continue to reflect value characteristics. Investors should note that indices do not reflect the deduction of fees and expenses.

5  Inception date of Class P2 of PACE Small/Medium Co Value Equity Investments is September 15, 2021.

Prior to August 3, 2015, a 1% redemption fee was imposed on sales or exchanges of any class of shares of the Portfolio made during the specified holding period.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit www.ubs.com/us-mutualfundperformance.

PACE Small/Medium Co Value Equity Investments

Portfolio statistics and industry diversification—(unaudited)1

As a percentage of net assets as of January 31, 2022

Top ten holdings
Samsonite International SA, ADR	1.5%
Cheesecake Factory, Inc.	1.5
Scotts Miracle-Gro Co.	1.5
Webster Financial Corp.	1.4
Diebold Nixdorf, Inc.	1.4
W. R. Berkley Corp.	1.3
Viper Energy Partners LP	1.2
PDC Energy, Inc.	1.2
Capri Holdings Ltd.	1.2
Terminix Global Holdings, Inc.	1.2
Total	13.4%
Top five issuer breakdown by country or territory of origin
United States	95.2%
Puerto Rico	1.0
Bermuda	0.9
Argentina	0.8
Cameroon, United Republic Of	0.8
Total	98.7%
Sectors
Financials	22.4%
Industrials	18.7
Information Technology	13.8
Consumer Discretionary	12.8
Health Care	6.7
Energy	6.1
Real Estate	5.6
Consumer Staples	4.9
Materials	4.6
Utilities	2.1
Communication Services	1.4
Total	99.1%

1  The portfolio is actively managed and its composition will vary over time.

PACE Small/Medium Co Value Equity Investments

Portfolio of investments—January 31, 2022 (unaudited)

	Number of shares	Value
Common stocks—99.0%
Auto components—1.2%
Adient PLC*	53,800	$2,257,986
Gentex Corp.	105,565	3,314,741
		5,572,727
Automobiles—1.1%
Thor Industries, Inc.	52,849	4,998,987
Banks—13.3%
Ameris Bancorp	87,420	4,310,680
Atlantic Capital Bancshares, Inc.*	64,050	1,929,186
Bank of Hawaii Corp.	55,137	4,745,642
Bank of NT Butterfield & Son Ltd.	117,575	4,309,124
Bank OZK	81,250	3,806,563
Banner Corp.	73,550	4,568,191
Carter Bankshares, Inc.*	96,590	1,486,520
Cathay General Bancorp	91,450	4,129,882
Central Pacific Financial Corp.	116,380	3,386,658
First Bancorp/Southern Pines NC	13,000	570,830
First Citizens BancShares, Inc., Class A	3,900	3,038,412
First Horizon Corp.	224,802	3,846,362
Glacier Bancorp, Inc.	80,325	4,171,277
Hancock Whitney Corp.	73,220	3,860,158
Popular, Inc.	49,920	4,451,366
Regions Financial Corp.	31,600	724,904
Truist Financial Corp.	21,600	1,356,912
Webster Financial Corp.	114,730	6,517,811
		61,210,478
Beverages—0.8%
National Beverage Corp.	85,634	3,825,271
Biotechnology—0.4%
Anika Therapeutics, Inc.*	54,600	1,736,280
Building products—2.8%
Armstrong World Industries, Inc.	34,439	3,410,150
Carrier Global Corp.	16,900	805,792
Lennox International, Inc.	13,537	3,839,364
Resideo Technologies, Inc.*	112,155	2,779,201
Zurn Water Solutions Corp.	61,290	1,871,796
		12,706,303
Capital markets—2.0%
Artisan Partners Asset Management, Inc., Class A	84,155	3,636,338
Jefferies Financial Group, Inc.	10,000	366,400
LPL Financial Holdings, Inc.	21,376	3,683,512
Virtus Investment Partners, Inc.	6,502	1,701,443
		9,387,693
Chemicals—3.4%
Axalta Coating Systems Ltd.*	110,750	3,279,308
Innospec, Inc.	33,900	3,151,344
Scotts Miracle-Gro Co.	44,182	6,680,318
Valvoline, Inc.	71,555	2,357,022
		15,467,992
	Number of shares	Value
Common stocks—(continued)
Commercial services & supplies—1.6%
KAR Auction Services, Inc.*	254,630	$3,620,838
Stericycle, Inc.*	67,570	3,969,062
		7,589,900
Communications equipment—1.8%
Comtech Telecommunications Corp.	164,775	3,349,876
Plantronics, Inc.*	184,415	4,914,660
		8,264,536
Consumer finance—1.5%
Enova International, Inc.*	49,180	1,980,970
Navient Corp.	110,210	1,920,960
SLM Corp.	170,005	3,117,892
		7,019,822
Diversified consumer services—1.3%
H&R Block, Inc.	16,400	374,904
Terminix Global Holdings, Inc.*	128,551	5,545,690
		5,920,594
Diversified telecommunication services—0.7%
Liberty Latin America Ltd., Class A*	295,290	3,230,473
Electric utilities—2.0%
Entergy Corp.	8,100	905,337
Evergy, Inc.	13,494	876,570
IDACORP, Inc.	33,475	3,689,615
Portland General Electric Co.	72,520	3,810,201
		9,281,723
Electrical equipment—0.8%
EnerSys	47,240	3,539,693
Electronic equipment, instruments & components—1.8%
CDW Corp.	14,696	2,778,279
Zebra Technologies Corp., Class A*	10,645	5,419,582
		8,197,861
Energy equipment & services—1.2%
ChampionX Corp.*	208,100	4,661,440
TETRA Technologies, Inc.*	304,073	890,934
		5,552,374
Entertainment—0.6%
Lions Gate Entertainment Corp., Class B*	179,221	2,613,042
Equity real estate investment trusts—6.3%
American Campus Communities, Inc.	47,400	2,477,124
CatchMark Timber Trust, Inc., Class A	42,193	345,983
Corporate Office Properties Trust	141,400	3,571,764
Granite Real Estate Investment Trust	21,690	1,652,127
Hudson Pacific Properties, Inc.	172,680	4,080,428
Lamar Advertising Co., Class A	25,006	2,769,665
MGM Growth Properties LLC, Class A	115,063	4,473,649
Office Properties Income Trust	16,374	417,210

PACE Small/Medium Co Value Equity Investments

Portfolio of investments—January 31, 2022 (unaudited)

	Number of shares	Value
Common stocks—(continued)
Equity real estate investment trusts—(concluded)
Outfront Media, Inc.	159,225	$3,955,149
Physicians Realty Trust	294,200	5,372,092
		29,115,191
Food & staples retailing—1.1%
U.S. Foods Holding Corp.*	140,170	4,942,394
Food products—1.7%
Conagra Brands, Inc.	10,300	358,028
Lamb Weston Holdings, Inc.	4,400	282,524
Post Holdings, Inc.*	29,980	3,172,484
TreeHouse Foods, Inc.*	94,795	3,671,410
Tyson Foods, Inc., Class A	5,800	527,162
		8,011,608
Health care equipment & supplies—1.8%
CONMED Corp.	4,000	550,320
Envista Holdings Corp.*	94,150	4,071,046
Integra LifeSciences Holdings Corp.*	60,230	3,899,290
		8,520,656
Health care providers & services—3.6%
Acadia Healthcare Co., Inc.*	77,220	4,065,633
AdaptHealth Corp.*	151,430	2,862,027
CorVel Corp.*	14,170	2,495,620
Hanger, Inc.*	280,985	5,094,258
Select Medical Holdings Corp.	57,600	1,338,048
Tenet Healthcare Corp.*	8,800	652,256
		16,507,842
Hotels, restaurants & leisure—3.2%
Boston Pizza Royalties Income Fund	26,900	326,432
Cheesecake Factory, Inc.*	189,799	6,772,028
Despegar.com Corp.*	333,922	3,960,315
Six Flags Entertainment Corp.*	92,620	3,657,564
		14,716,339
Household durables—0.1%
Taylor Morrison Home Corp.*	14,100	432,729
Household products—0.5%
WD-40 Co.	10,450	2,322,617
Insurance—3.3%
Argo Group International Holdings Ltd.	71,570	4,063,745
Assured Guaranty Ltd.	64,040	3,412,692
CNO Financial Group, Inc.	83,237	2,075,931
W. R. Berkley Corp.	69,495	5,872,327
		15,424,695
IT services—3.5%
Alliance Data Systems Corp.	37,990	2,622,830
Broadridge Financial Solutions, Inc.	29,750	4,736,795
DXC Technology Co.*	80,130	2,410,310
Jack Henry & Associates, Inc.	31,687	5,317,395
VeriSign, Inc.*	3,900	847,002
		15,934,332
	Number of shares	Value
Common stocks—(continued)
Leisure products—0.4%
JAKKS Pacific, Inc.*,1	215,787	$1,898,926
Life sciences tools & services—0.9%
Syneos Health, Inc.*	47,345	4,287,563
Machinery—8.3%
Altra Industrial Motion Corp.	77,305	3,732,285
EnPro Industries, Inc.	41,950	4,405,589
Graco, Inc.	62,050	4,502,348
Helios Technologies, Inc.	35,445	2,716,150
John Bean Technologies Corp.	25,688	3,467,880
Lincoln Electric Holdings, Inc.	18,595	2,377,185
Miller Industries, Inc.	65,159	2,050,554
Oshkosh Corp.	23,373	2,660,081
RBC Bearings, Inc.*	25,886	4,671,647
Terex Corp.	76,065	3,173,432
Toro Co.	44,921	4,338,470
		38,095,621
Marine—1.1%
Kirby Corp.*	78,780	5,134,880
Media—0.2%
ViacomCBS, Inc., Class B	20,500	685,725
Metals & mining—1.1%
Allegheny Technologies, Inc.*	273,780	5,007,436
Mortgage real estate investment trust—0.8%
Redwood Trust, Inc.	308,609	3,805,149
Multi-utilities—0.1%
Black Hills Corp.	7,200	487,728
Oil, gas & consumable fuels—4.9%
Chesapeake Energy Corp.	6,800	463,556
Devon Energy Corp.	23,000	1,163,110
EQT Corp.*	252,115	5,357,444
Golar LNG Ltd.*	252,793	3,627,580
Gulfport Energy Corp.*	9,500	621,775
PDC Energy, Inc.	95,320	5,649,616
Viper Energy Partners LP	213,480	5,772,499
		22,655,580
Paper & forest products—0.2%
Mercer International, Inc.	57,868	703,096
Personal products—0.7%
elf Beauty, Inc.*	115,840	3,424,230
Professional services—3.2%
KBR, Inc.	90,400	3,923,360
Resources Connection, Inc.	182,345	3,178,273
Science Applications International Corp.	25,400	2,083,562
TransUnion	52,650	5,429,268
		14,614,463
Road & rail—0.9%
Landstar System, Inc.	27,100	4,336,000

PACE Small/Medium Co Value Equity Investments

Portfolio of investments—January 31, 2022 (unaudited)

	Number of shares	Value
Common stocks—(continued)
Semiconductors & semiconductor equipment—0.9%
Teradyne, Inc.	36,996	$4,344,440
Software—4.4%
8x8, Inc.*	99,260	1,523,641
American Software, Inc., Class A	136,714	3,143,055
CDK Global, Inc.	54,100	2,324,677
Dolby Laboratories, Inc., Class A	56,914	4,999,895
New Relic, Inc.*	40,240	4,230,833
SailPoint Technologies Holding, Inc.*	89,520	3,463,529
Xperi Holding Corp.	30,979	522,616
		20,208,246
Specialty retail—2.8%
Gap, Inc.	90,500	1,635,335
Leslie's, Inc.*	204,418	4,258,027
Rent-A-Center, Inc.	83,100	3,502,665
Tilly's, Inc., Class A	29,183	384,632
Urban Outfitters, Inc.*	115,765	3,324,771
		13,105,430
Technology hardware, storage & peripherals—1.5%
Diebold Nixdorf, Inc.*	676,340	6,317,016
Xerox Holdings Corp.	24,200	510,862
		6,827,878
	Number of shares	Value
Common stocks—(concluded)
Textiles, apparel & luxury goods—2.7%
Capri Holdings Ltd.*	92,495	$5,556,175
Carter's, Inc.	1,200	111,744
Samsonite International SA, ADR*	652,625	6,917,825
		12,585,744
Thrifts & mortgage finance—0.5%
Essent Group Ltd.	53,830	2,456,801
Total common stocks (cost—$352,053,700)		456,709,088
Investment companies—0.1%
Sprott Physical Uranium Trust* (cost—$520,683)	61,250	679,404
Short-term investments—1.0%
Investment companies—1.0%
State Street Institutional U.S. Government Money Market Fund, 0.030%[2] (cost—$4,707,059)	4,707,059	4,707,059
Total investments (cost—$357,281,442)—100.1%		462,095,551
Liabilities in excess of other assets—(0.1)%		(604,669)
Net assets—100.0%		$461,490,882

For a listing of defined portfolio acronyms that are used throughout the Portfolio of investments as well as the tables that follow, please refer to the Glossary of terms used in the Portfolio of investments.

Fair valuation summary

The following is a summary of the fair valuations according to the inputs used as of January 31, 2022 in valuing the Portfolio's investments. In the event a Portfolio holds investments for which fair value is measured using the NAV per share practical expedient (or its equivalent), a separate column will be added to the fair value hierarchy table; this is intended to permit reconciliation to the amounts presented in the Portfolio of investments:

Assets Description	Investments measured at fair value using the net asset value per share (or its equivalent) practical expedient	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Common stocks	$—	$456,709,088	$—	$—	$456,709,088
Investment companies	679,404	—	—	—	679,404
Short-term investments	—	—	4,707,059	—	4,707,059
Total	$679,404	$456,709,088	$4,707,059	$—	$462,095,551

Portfolio footnotes

*  Non-income producing security.

1  Security, or portion thereof, was on loan at the period end.

2  Rates shown reflect yield at January 31, 2022.

See accompanying notes to financial statements.

PACE Small/Medium Co Growth Equity Investments

Performance

For the six-months ended January 31, 2022, the Portfolio's Class P shares returned -12.39% before the deduction of the maximum PACE Select program fee.1 In comparison, the Russell 2500 Growth Index (the "benchmark") returned -14.24%. (Returns for all share classes over various time periods are shown in the "Performance at a glance" table on page 179. Please note that the returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.) For a detailed commentary on the market environment in general during the reporting period, please refer to page 3.

Investment Manager's comments2

The Portfolio outperformed its benchmark during the reporting period. Stock selection was the main contributor for relative returns primarily due to strong performance in Information Technology. Stock selection in Health Care also contributed but was offset by challenging performance in Consumer Discretionary. Sector allocation was a modest headwind relative to the benchmark due to an underweight to Real Estate.

Risk factors were supportive of performance for the period. The Portfolio received a significant benefit from its momentum, liquidity, and value positioning. Cash was additive in a very challenging period for the benchmark.

Derivatives were not used during the reporting period.

1  Class P shares held through the PACE Select Advisors Program are subject to a maximum Program fee of 2.50%, which, if included, would have reduced performance. Class P shares held through other advisory programs also may be subject to a program fee, which, if included, would have reduced performance.

2  Performance is discussed on a gross-of-fees basis—meaning that no fees or expenses are reflected when discussed at the level of a subadvisor's sleeve (or subadvisors' sleeves, if applicable). Alternatively, performance at the overall Portfolio level is shown net of fees, which does factor in fees and expenses associated with the Portfolio.

PACE Select Advisors Trust – PACE Small/Medium Co Growth Equity Investments

Investment Manager:

UBS Asset Management (Americas) Inc. ("UBS AM")

Investment Subadvisors:

Riverbridge Partners, LLC ("Riverbridge");

Calamos Advisors LLC ("Calamos"), Jacobs Levy Equity Management, Inc. ("Jacobs Levy")

Portfolio Management Team:

UBS AM: Mabel Lung, CFA, Fred Lee, CFA, Gina Toth, CFA, Mayoor Joshi, Edward Eccles and Christopher Andersen, CFA

Riverbridge: Mark Thompson and Ross Johnson;

Calamos: Brandon Nelson

Jacobs Levy: Bruce I. Jacobs and Kenneth N. Levy

Objective:

Capital appreciation

Investment process:

The main strategies of the subadvisors include:

• A growth strategy that focuses on companies viewed as building their earnings power and intrinsic value.

• A strategy in which the subadvisor seeks to identify and exploit the perception gap that exits between a company's business strength and the market's expectation of that strength.

• A strategy in which the subadvisor invests primarily in growth-oriented equity securities of small- and mid-cap companies selected based on a multidimensional quantitative investment process.

PACE Small/Medium Co Growth Equity Investments

Mutual funds are sold by prospectus only. You should read it carefully and consider a fund's investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. Prospectuses for most of our funds can be obtained from your financial advisor, by calling UBS Funds at 800-647 1568 or by visiting our Website at www.ubs.com/am-us.

Special considerations

The Portfolio may be appropriate for long-term investors seeking capital appreciation who are able to withstand short-term fluctuations in the equity markets in return for potentially higher returns over the long term. The value of the Portfolio changes every day and can be affected by changes in interest rates, general market conditions and other political, social and economic developments, as well as specific matters relating to the companies in whose securities the Portfolio invests. It is important to note that an investment in the Portfolio is only one component of a balanced investment plan. In addition, small- and mid-cap companies are typically subject to a greater degree of change in earnings and business prospects than are larger, more established companies. Therefore, they are considered to have a higher level of volatility and risk. Also, to the extent the Portfolio invests a large portion of its assets in a particular sector, the Portfolio may experience greater volatility and risk of loss due to unfavorable developments in that sector.

PACE Small/Medium Co Growth Equity Investments

Performance at a glance (unaudited)

Average annual total returns for periods ended 01/31/22	6 months	1 year	5 years	10 years or Inception
Before deducting maximum sales charge
Class A1	(12.45)%	(3.28)%	15.45%	12.50%
Class Y2	(12.24)	(3.00)	15.74	12.71
Class P3	(12.39)	(3.13)	15.62	12.66
Class P2[5]	—	—	—	(14.90)
After deducting maximum sales charge
Class A1	(17.25)	(8.58)	14.14	11.87
Russell 2500 Growth Index[4]	(14.24)	(11.29)	13.83	13.28

Most recent calendar quarter-end returns (unaudited)

Average annual total returns for periods ended 12/31/21	6 months	1 year	5 years	10 years or Inception
Before deducting maximum sales charge
Class A1	(0.95)%	14.02%	19.23%	14.79%
Class Y2	(0.66)	14.39	19.54	14.99
Class P3	(0.80)	14.25	19.42	14.95
Class P2[5]	—	—	—	(3.09)
After deducting maximum sales charge
Class A1	(6.41)	7.74	17.89	14.14

The annualized gross and net expense ratios, respectively, for each class of shares as in the prospectuses dated November 26, 2021 were as follows: Class A—1.19% and 1.19%; Class Y—2.20% and 1.08%; Class P—1.03% and 1.03% and P2—1.03% and 0.61%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Portfolio and UBS Asset Management (Americas) Inc. ("UBS AM") have entered into a written fee waiver/expense reimbursement agreement pursuant to which UBS AM is contractually obligated to waive its management fees and/or reimburse expenses so that the Portfolio's ordinary total operating expenses through November 30, 2022 (excluding dividend expense, borrowing costs, and interest expense relating to short sales, and expenses attributable to investment in other investment companies, interest, taxes, brokerage commissions, trustee elections, as well as other matters related to shareholder meetings (unless specifically agreed by UBS AM) and extraordinary expenses) would not exceed Class A—1.33%; Class Y—1.08%; and Class P—1.08%. The Portfolio has agreed to repay UBS AM for any waived fees/reimbursed expenses to the extent that it can do so over the following three fiscal years without causing the Portfolio's expenses in any of those three years to exceed this expense cap and that UBS AM has not waived the right to do so. The Portfolio and UBS AM have entered into a written fee waiver/expense reimbursement agreement pursuant to which UBS AM is contractually obligated through November 30, 2022 with respect to Class P2 to waive (i) its management fees in an amount equal to the portion of the management fees UBS AM retains after payment by UBS AM of any sub-advisory fees, and (ii) its administrative services fees in an amount equal to the portion of the administrative services fees UBS AM retains after payment by UBS AM of any sub-administration fees and charges paid to third parties. These fee waiver/expense reimbursement agreements may be terminated by the Portfolio's board at any time and also will terminate automatically upon the expiration or termination of the Portfolio's advisory contract with UBS AM. Upon termination of the agreement, however, UBS AM's three year recoupment rights will survive, if applicable.

1  Maximum sales charge for Class A shares is 5.5%. Class A shares bear ongoing 12b-1 service fees of 0.25% annually.

2  The Portfolio offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees.

3  Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees, but Class P shares held through advisory programs may be subject to a program fee, which, if included, would have reduced performance.

4  The Russell 2500 Growth Index measures the performance of the small to mid-cap growth segment of the US equity universe. It includes those Russell 2500 Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 2500 Growth Index is constructed to provide a comprehensive and unbiased barometer of the small to mid-cap growth market. The Index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small to mid-cap opportunity set and that the represented companies continue to reflect growth characteristics. Investors should note that indices do not reflect the deduction of fees and expenses.

5  Inception date of Class P2 of PACE Small/Medium Co Growth Equity Investments is September 15, 2021.

Prior to August 3, 2015, a 1% redemption fee was imposed on sales or exchanges of any class of shares of the Portfolio made during the specified holding period.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit www.ubs.com/us-mutualfundperformance.

PACE Small/Medium Co Growth Equity Investments

Portfolio statistics and industry diversification—(unaudited)1

As a percentage of net assets as of January 31, 2022

Top ten holdings
Globant SA	1.7%
SPS Commerce, Inc.	1.5
Ritchie Bros Auctioneers, Inc.	1.5
Workiva, Inc.	1.4
Five Below, Inc.	1.2
Kornit Digital Ltd.	1.2
Grand Canyon Education, Inc.	1.2
Blackline, Inc.	1.2
Paylocity Holding Corp.	1.2
Amedisys, Inc.	1.2
Total	13.3%
Top five issuer breakdown by country or territory of origin
United States	95.4%
Canada	2.2
Israel	1.2
Bermuda	0.6
Ireland	0.3
Total	99.7%
Sectors
Information Technology	27.7%
Health Care	21.3
Consumer Discretionary	16.0
Industrials	14.7
Financials	7.8
Consumer Staples	3.4
Materials	2.6
Energy	2.0
Communication Services	1.8
Utilities	0.6
Real Estate	0.5
Total	98.4%

1  The portfolio is actively managed and its composition will vary over time.

PACE Small/Medium Co Growth Equity Investments

Portfolio of investments—January 31, 2022 (unaudited)

	Number of shares	Value
Common stocks—98.4%
Aerospace & defense—0.3%
Axon Enterprise, Inc.*	4,813	$673,483
Howmet Aerospace, Inc.	20,628	641,325
		1,314,808
Auto components—1.2%
Adient PLC*	8,176	343,147
Gentex Corp.	72,095	2,263,783
Modine Manufacturing Co.*	11,502	105,243
Stoneridge, Inc.*	16,849	317,941
Tenneco, Inc., Class A*	25,881	271,751
Visteon Corp.*	14,248	1,446,314
		4,748,179
Banks—1.8%
CrossFirst Bankshares, Inc.*	10,150	156,919
Customers Bancorp, Inc.*	16,555	965,156
FB Financial Corp.	2,570	114,416
Five Star Bancorp	877	27,187
Great Western Bancorp, Inc.	7,646	236,108
Metrocity Bankshares, Inc.	1,188	30,639
Metropolitan Bank Holding Corp.*	3,810	381,000
Northeast Bank	3,992	145,788
Origin Bancorp, Inc.	848	36,227
Synovus Financial Corp.	8,818	438,784
Texas Capital Bancshares, Inc.*	11,660	731,082
Triumph Bancorp, Inc.*	13,354	1,168,208
Western Alliance Bancorp	19,185	1,902,960
Wintrust Financial Corp.	11,819	1,159,089
		7,493,563
Beverages—1.0%
Boston Beer Co., Inc., Class A*	2,991	1,258,703
Celsius Holdings, Inc.*,1	19,418	926,821
Coca-Cola Consolidated, Inc.	3,435	1,968,255
		4,153,779
Biotechnology—4.8%
ACADIA Pharmaceuticals, Inc.*	55,620	1,250,894
Akebia Therapeutics, Inc.*	69,836	138,974
Alkermes PLC*	86,995	2,218,373
Alpine Immune Sciences, Inc.	1,000	8,500
Amicus Therapeutics, Inc.*	139,046	1,308,423
Apellis Pharmaceuticals, Inc.*	9,049	364,403
Arrowhead Pharmaceuticals, Inc.*	5,578	294,295
Athenex, Inc.*	62,227	63,472
Chinook Therapeutics, Inc.*,2,3	9,389	0
CytomX Therapeutics, Inc.*	70,826	325,800
Deciphera Pharmaceuticals, Inc.*	18,600	156,798
Eagle Pharmaceuticals, Inc.*	16,188	743,677
Enanta Pharmaceuticals, Inc.*	7,657	454,979
Exelixis, Inc.*	118,738	2,149,158
FibroGen, Inc.*	58,576	883,912
Harpoon Therapeutics, Inc.*	9,300	49,197
Intercept Pharmaceuticals, Inc.*,1	31,260	512,351
Ionis Pharmaceuticals, Inc.*	65,713	2,089,673
MiMedx Group, Inc.*	20,604	102,196
	Number of shares	Value
Common stocks—(continued)
Biotechnology—(concluded)
Mirum Pharmaceuticals, Inc.*	9,325	$177,641
Prelude Therapeutics, Inc.*	8,255	81,972
Prothena Corp. PLC*	12,556	427,908
PTC Therapeutics, Inc.*	33,178	1,334,419
Radius Health, Inc.*	77,231	585,411
Sarepta Therapeutics, Inc.*	22,765	1,629,291
Selecta Biosciences, Inc.*	75,736	189,340
Seres Therapeutics, Inc.*	40,327	336,327
Shattuck Labs, Inc.	4,200	29,022
Sutro Biopharma, Inc.	4,000	42,720
Travere Therapeutics, Inc.*	60,768	1,671,120
		19,620,246
Building products—1.0%
Advanced Drainage Systems, Inc.	11,407	1,290,018
Masonite International Corp.*	8,517	845,227
Tecnoglass, Inc.	64,522	1,329,153
Trex Co., Inc.*	5,490	502,170
		3,966,568
Capital markets—1.0%
Donnelley Financial Solutions, Inc.	3,140	116,871
Focus Financial Partners, Inc., Class A*	14,616	736,062
Greenhill & Co., Inc.	17,939	299,222
LPL Financial Holdings, Inc.	14,677	2,529,141
StoneX Group, Inc.*	7,860	515,694
		4,196,990
Chemicals—1.3%
American Vanguard Corp.	20,171	305,994
Chemours Co.	46,064	1,506,753
Kronos Worldwide, Inc.	12,030	172,630
Olin Corp.	14,165	717,741
Orion Engineered Carbons SA	40,157	686,685
Trinseo PLC	19,433	1,040,443
Westlake Chemical Corp.	8,744	862,596
		5,292,842
Commercial services & supplies—2.9%
Cimpress PLC*	10,579	711,120
Driven Brands Holdings, Inc.*	16,505	466,266
Healthcare Services Group, Inc.	116,650	2,121,864
Interface, Inc.	4,495	59,604
Montrose Environmental Group, Inc.*	32,799	1,501,210
Ritchie Bros Auctioneers, Inc.	97,738	5,958,108
Tetra Tech, Inc.	6,350	883,857
		11,702,029
Communications equipment—1.8%
ADTRAN, Inc.	8,124	156,062
CalAmp Corp.*	29,835	177,220
Calix, Inc.	3,284	165,120
Cambium Networks Corp.*	3,385	81,849
Casa Systems, Inc.*	42,200	186,946
CommScope Holding Co., Inc.*	137,789	1,293,839
DZS, Inc.*	10,532	154,188

PACE Small/Medium Co Growth Equity Investments

Portfolio of investments—January 31, 2022 (unaudited)

	Number of shares	Value
Common stocks—(continued)
Communications equipment—(concluded)
EMCORE Corp.*	38,898	$225,997
Extreme Networks, Inc.*	143,118	1,816,167
Harmonic, Inc.*	71,076	764,778
Infinera Corp.*,1	119,125	1,003,033
Lantronix, Inc.	49,857	360,466
Plantronics, Inc.*	33,238	885,793
		7,271,458
Construction & engineering—2.0%
EMCOR Group, Inc.	18,160	2,164,854
MYR Group, Inc.*	17,107	1,608,571
Sterling Construction Co., Inc.*	8,205	208,489
WillScot Mobile Mini Holdings Corp.*	108,553	4,020,803
		8,002,717
Construction materials—0.3%
Summit Materials, Inc., Class A*	34,451	1,225,078
Consumer finance—0.9%
Credit Acceptance Corp.	694	374,455
Green Dot Corp., Class A*	26,526	841,139
PRA Group, Inc.*	51,543	2,396,749
Regional Management Corp.	3,805	193,142
		3,805,485
Containers & packaging—0.6%
O-I Glass, Inc.*	78,227	1,041,201
Ranpak Holdings Corp.*	58,897	1,581,974
		2,623,175
Diversified consumer services—2.4%
2U, Inc.*	115,124	1,858,101
Carriage Services, Inc.	7,480	376,394
European Wax Center, Inc., Class A*	27,787	679,114
Frontdoor, Inc.*	21,239	770,976
Grand Canyon Education, Inc.*	58,593	4,903,062
Houghton Mifflin Harcourt Co.*	53,924	971,171
		9,558,818
Diversified telecommunication services—0.7%
Cogent Communications Holdings, Inc.	36,731	2,336,459
Ooma, Inc.*	37,613	678,538
		3,014,997
Electric utilities—0.6%
NRG Energy, Inc.	55,966	2,234,722
Electrical equipment—0.8%
Atkore, Inc.*	22,061	2,377,734
Generac Holdings, Inc.*	1,368	386,296
Vicor Corp.*	4,820	454,671
		3,218,701
Electronic equipment, instruments & components—2.0%
Arlo Technologies, Inc.*	40,297	350,181
Identiv, Inc.*	9,710	187,597
IPG Photonics Corp.*	2,278	351,883
	Number of shares	Value
Common stocks—(continued)
Electronic equipment, instruments & components—(concluded)
Itron, Inc.*	19,904	$1,234,048
Jabil, Inc.	43,104	2,650,465
Kimball Electronics, Inc.*	16,498	326,495
National Instruments Corp.	59,672	2,459,680
Plexus Corp.*	1,530	118,606
Vontier Corp.	18,300	514,413
		8,193,368
Energy equipment & services—0.9%
Aspen Aerogels, Inc.*	21,815	647,906
Cactus, Inc., Class A	21,174	1,026,092
Patterson-UTI Energy, Inc.	113,205	1,127,522
ProPetro Holding Corp.	57,416	603,442
RPC, Inc.	28,430	168,021
		3,572,983
Equity real estate investment trusts—1.3%
American Finance Trust, Inc.	26,144	215,949
CatchMark Timber Trust, Inc., Class A	52,413	429,787
Community Healthcare Trust, Inc.	7,638	346,307
EastGroup Properties, Inc.	8,792	1,757,609
NexPoint Residential Trust, Inc.	7,777	616,716
Ryman Hospitality Properties, Inc.*	21,706	1,918,810
		5,285,178
Food & staples retailing—0.2%
The Andersons, Inc.	13,994	533,172
United Natural Foods, Inc.*	4,671	181,141
		714,313
Food products—1.2%
Calavo Growers, Inc.	15,883	657,715
Darling Ingredients, Inc.*	8,556	545,616
Freshpet, Inc.*	30,766	2,862,161
Pilgrim's Pride Corp.*	23,660	661,770
		4,727,262
Health care equipment & supplies—5.0%
Accuray, Inc.*	147,533	538,495
Apollo Endosurgery, Inc.*	19,813	109,170
Apyx Medical Corp.*	44,782	514,993
AxoGen, Inc.	24,263	211,331
BioLife Solutions, Inc.*	15,042	448,853
Cardiovascular Systems, Inc.*	28,516	501,026
Cutera, Inc.*,1	10,220	372,110
Eargo, Inc. [1]	1,960	9,428
Glaukos Corp.*	33,882	1,803,878
Heska Corp.*	17,404	2,394,442
Inogen, Inc.*	11,117	330,508
iRadimed Corp.*	22,543	897,662
iRhythm Technologies, Inc.	5,871	732,877
LivaNova PLC*	32,636	2,451,290
Merit Medical Systems, Inc.*	34,014	1,886,076
Neogen Corp.*	63,735	2,324,416
OrthoPediatrics Corp.*	30,514	1,443,007
Paragon 28, Inc.*	8,242	124,042

PACE Small/Medium Co Growth Equity Investments

Portfolio of investments—January 31, 2022 (unaudited)

	Number of shares	Value
Common stocks—(continued)
Health care equipment & supplies—(concluded)
Shockwave Medical, Inc.*	13,756	$1,994,207
STAAR Surgical Co.*	7,544	548,600
Surmodics, Inc.*	6,020	274,994
ViewRay, Inc.*	72,198	314,061
		20,225,466
Health care providers & services—7.0%
Amedisys, Inc.*	35,266	4,764,437
AMN Healthcare Services, Inc.*	36,605	3,709,551
Cardinal Health, Inc.	11,796	608,320
Chemed Corp.	5,810	2,724,367
Community Health Systems, Inc.*	14,831	188,205
Cross Country Healthcare, Inc.	7,650	164,552
DaVita, Inc.*	3,254	352,636
Ensign Group, Inc.	57,376	4,327,872
InfuSystem Holdings, Inc.*	21,914	330,901
Molina Healthcare, Inc.*	9,268	2,692,169
Pennant Group, Inc.*	78,349	1,302,160
Privia Health Group, Inc.*	125,161	2,663,426
Progyny, Inc.*	48,261	1,954,570
Tenet Healthcare Corp.*	7,559	560,273
US Physical Therapy, Inc.	22,316	2,159,519
		28,502,958
Health care technology—2.1%
Certara, Inc.*	89,267	2,386,107
Health Catalyst, Inc.*	63,667	1,900,460
Inspire Medical Systems, Inc.*	6,504	1,439,270
Omnicell, Inc.	4,007	601,611
OptimizeRx Corp.*	15,628	702,166
Phreesia, Inc.*	51,773	1,614,800
		8,644,414
Hotels, restaurants & leisure—2.5%
Everi Holdings, Inc.*	62,495	1,235,526
Full House Resorts, Inc.*	80,898	714,329
International Game Technology PLC[1]	79,449	2,126,850
Noodles & Co.*	18,799	158,100
ONE Group Hospitality,Inc.*	35,514	447,476
PlayAGS, Inc.*	77,349	602,549
Red Robin Gourmet Burgers, Inc.*	11,318	166,941
SeaWorld Entertainment, Inc.*	12,280	731,642
Six Flags Entertainment Corp.*	14,767	583,149
Travel + Leisure Co.	30,381	1,725,641
Wingstop, Inc.	10,242	1,569,586
Xponential Fitness, Inc., Class A*	13,682	238,888
		10,300,677
Household durables—2.4%
Century Communities, Inc.	16,227	1,068,548
GoPro, Inc., Class A*	138,718	1,229,042
Hooker Furniture Corp.	5,257	115,864
Lovesac Co.*	25,630	1,380,176
Meritage Homes Corp.*	5,244	535,045
Skyline Champion Corp.*	18,719	1,260,537
	Number of shares	Value
Common stocks—(continued)
Household durables—(concluded)
Toll Brothers, Inc.	21,926	$1,292,976
TopBuild Corp.*	11,312	2,631,737
Tri Pointe Homes, Inc.*	14,477	344,697
		9,858,622
Insurance—2.7%
Alleghany Corp.*	3,030	2,011,920
BRP Group, Inc., Class A*	53,068	1,619,635
Everest Re Group Ltd.	6,246	1,770,117
Goosehead Insurance, Inc., Class A	22,661	2,233,921
Heritage Insurance Holdings, Inc.	5,251	32,714
James River Group Holdings Ltd.	16,369	463,570
Lincoln National Corp.	3,671	256,897
Palomar Holdings, Inc.*	4,500	237,375
RenaissanceRe Holdings Ltd.	14,742	2,317,000
		10,943,149
Interactive media & services—1.0%
EverQuote, Inc., Class A*	2,980	49,051
Outbrain, Inc.	5,179	65,359
Vimeo, Inc.*	67,790	993,124
Yelp, Inc.*	45,917	1,585,973
ZipRecruiter, Inc., Class A*	69,309	1,503,312
		4,196,819
Internet & catalog retail—0.5%
RumbleON, Inc., Class B*	20,770	738,166
ThredUp, Inc., Class A*,1	135,865	1,259,468
		1,997,634
Internet & direct marketing retail—0.8%
Fiverr International Ltd.*,1	22,178	1,892,005
Porch Group, Inc.*	138,194	1,457,947
		3,349,952
IT services—4.3%
Brightcove, Inc.*	36,567	344,827
CSG Systems International, Inc.	32,783	1,861,091
ExlService Holdings, Inc.*	5,978	720,468
Globant SA*	26,656	6,802,078
GoDaddy, Inc., Class A*	17,201	1,302,288
Grid Dynamics Holdings, Inc.*	112,112	2,987,785
IBEX Holdings Ltd.*,1	292	4,240
Rackspace Technology, Inc.	23,217	290,445
Squarespace, Inc., Class A*,1	69,935	2,317,646
Unisys Corp.*	17,526	319,849
WNS Holdings Ltd., ADR	4,289	360,962
		17,311,679
Leisure products—0.3%
Johnson Outdoors, Inc., Class A	2,791	251,804
Polaris, Inc.	6,173	695,018
Smith & Wesson Brands, Inc.	22,432	383,139
		1,329,961

PACE Small/Medium Co Growth Equity Investments

Portfolio of investments—January 31, 2022 (unaudited)

	Number of shares	Value
Common stocks—(continued)
Life sciences tools & services—1.4%
Codexis, Inc.*	31,791	$651,715
Inotiv, Inc.*,1	42,412	1,356,760
Medpace Holdings, Inc.*	21,652	3,842,364
		5,850,839
Machinery—3.4%
AGCO Corp.	9,118	1,068,630
Commercial Vehicle Group, Inc.*	5,045	39,048
Kadant, Inc.	13,384	2,796,988
Kornit Digital Ltd.*	46,689	4,905,146
Meritor, Inc.*	33,952	782,594
Proto Labs, Inc.*	12,481	626,297
RBC Bearings, Inc.*	2,317	418,149
REV Group, Inc.	14,928	200,483
Shyft Group, Inc.	20,932	877,888
Terex Corp.	41,299	1,722,994
Titan International, Inc.*	17,986	175,363
Wabash National Corp.	19,651	385,553
		13,999,133
Metals & mining—0.1%
Ryerson Holding Corp.	6,887	141,183
Schnitzer Steel Industries, Inc., Class A	5,433	212,648
		353,831
Multiline retail—0.6%
Nordstrom, Inc.*,1	34,489	776,003
Ollie's Bargain Outlet Holdings, Inc.*,1	33,195	1,591,368
		2,367,371
Oil, gas & consumable fuels—1.2%
Arch Resources, Inc.[1]	6,157	582,698
California Resources Corp.	24,290	1,035,240
Centennial Resource Development, Inc., Class A*	21,980	171,664
Denbury, Inc.*	14,954	1,123,644
Dorian LPG Ltd.	21,343	253,768
Earthstone Energy, Inc., Class A*	8,600	117,476
Matador Resources Co.	7,071	316,569
Ovintiv, Inc.	4,450	172,660
Par Pacific Holdings, Inc.*	29,263	412,608
SilverBow Resources, Inc.*	21,318	496,496
		4,682,823
Paper & forest products—0.3%
Louisiana-Pacific Corp.	17,114	1,137,054
Personal products—1.1%
BellRing Brands, Inc., Class A*,1	28,471	693,554
Herbalife Nutrition Ltd.*	18,220	774,532
Medifast, Inc.	6,881	1,367,323
Nu Skin Enterprises, Inc., Class A	13,056	629,169
USANA Health Sciences, Inc.*	10,194	974,342
		4,438,920
Pharmaceuticals—0.9%
Aerie Pharmaceuticals, Inc.*,1	65,516	482,198
Amneal Pharmaceuticals, Inc.*	131,841	584,056
	Number of shares	Value
Common stocks—(continued)
Pharmaceuticals—(concluded)
Amphastar Pharmaceuticals, Inc.*	29,132	$672,658
Intra-Cellular Therapies, Inc.	12,372	587,546
NGM Biopharmaceuticals, Inc.*	21,016	332,263
Oramed Pharmaceuticals, Inc.*	15,375	137,760
Paratek Pharmaceuticals, Inc.*,1	43,327	175,474
Phathom Pharmaceuticals, Inc.*,1	11,884	199,651
Progenics Pharmaceuticals, Inc.*,2,3	76,855	0
Theravance Biopharma, Inc.*	50,249	457,769
WaVe Life Sciences Ltd.*,1	36,002	78,844
		3,708,219
Professional services—2.8%
Exponent, Inc.	33,107	3,144,503
Forrester Research, Inc.*	11,533	634,546
Heidrick & Struggles International, Inc.	9,313	407,630
Insperity, Inc.	19,947	2,144,901
KBR, Inc.	45,879	1,991,148
Kforce, Inc.	7,307	501,772
TriNet Group, Inc.*	27,715	2,361,318
		11,185,818
Real estate management & development—0.1%
Forestar Group, Inc.*	15,045	300,148
Road & rail—1.1%
ArcBest Corp.	8,841	781,898
Daseke, Inc.*	28,268	316,036
Landstar System, Inc.	9,950	1,592,000
Saia, Inc.*	6,140	1,745,479
Universal Logistics Holdings, Inc.	5,401	91,979
XPO Logistics, Inc.*	1,745	115,467
		4,642,859
Semiconductors & semiconductor equipment—4.4%
ACM Research, Inc., Class A*	11,738	934,932
Aehr Test Systems*,1	25,759	328,427
Alpha & Omega Semiconductor Ltd.*	12,508	563,235
Ambarella, Inc.*	7,822	1,096,253
Amkor Technology, Inc.	30,315	667,536
Azenta, Inc.	13,282	1,120,204
CMC Materials, Inc.	10,928	1,976,657
Diodes, Inc.*	10,196	946,087
Impinj, Inc.*	9,846	781,674
Lattice Semiconductor Corp.*	10,195	562,968
Power Integrations, Inc.	38,572	3,113,146
SiTime Corp.*	11,800	2,750,462
SMART Global Holdings, Inc.*	18,077	1,036,897
Synaptics, Inc.*	9,855	2,072,999
		17,951,477
Software—14.6%
8x8, Inc.	43,922	674,203
A10 Networks, Inc.	91,604	1,355,739
Agilysys, Inc.*	22,201	844,970
Alarm.com Holdings, Inc.*	63,579	4,741,086
Asana, Inc., Class A*	8,464	444,191
Avaya Holdings Corp.*	70,123	1,277,641

PACE Small/Medium Co Growth Equity Investments

Portfolio of investments—January 31, 2022 (unaudited)

	Number of shares	Value
Common stocks—(continued)
Software—(concluded)
Benefitfocus, Inc.*	23,771	$264,809
Blackline, Inc.*	52,917	4,861,485
Box, Inc., Class A*	73,280	1,914,806
Cerence, Inc.*	24,161	1,533,982
Citrix Systems, Inc.	2,454	250,161
CyberArk Software Ltd.*	7,894	1,082,662
Descartes Systems Group, Inc.*	40,935	2,978,840
Domo, Inc., Class B*	8,189	384,556
Dropbox, Inc., Class A*	96,384	2,385,504
Duck Creek Technologies, Inc.	10,355	264,570
eGain Corp.*	9,216	95,201
InterDigital, Inc.	6,934	478,654
Kaltura, Inc.	11,100	39,849
Mandiant, Inc.	33,704	508,593
Model N, Inc.*	74,879	2,071,153
NCR Corp.*	24,397	928,550
Nutanix, Inc., Class A*	60,412	1,651,664
ON24, Inc.*	20,545	338,171
OneSpan, Inc.*	35,016	562,357
Paylocity Holding Corp.*	23,501	4,793,734
Pegasystems, Inc.	43,705	4,336,410
Progress Software Corp.	5,493	249,987
PROS Holdings, Inc.*	44,518	1,233,594
Rapid7, Inc.*	4,919	473,847
Rimini Street, Inc.*	24,075	123,986
Smartsheet, Inc., Class A*	19,424	1,208,561
Sprout Social, Inc., Class A*	7,699	530,076
SPS Commerce, Inc.*	48,387	5,992,730
Tenable Holdings, Inc.*	21,681	1,114,403
Upland Software, Inc.	19,709	386,296
Varonis Systems, Inc.*	16,598	618,442
Workiva, Inc.*	47,618	5,632,257
Zuora, Inc., Class A*	52,854	878,962
		59,506,682
Specialty retail—4.9%
Abercrombie & Fitch Co., Class A*	822	32,058
Asbury Automotive Group, Inc.*	4,898	788,431
Boot Barn Holdings, Inc.*	14,846	1,365,387
Caleres, Inc.	18,103	434,110
Chico's FAS, Inc.*	25,994	122,432
Five Below, Inc.*	30,445	4,992,980
Floor & Decor Holdings, Inc., Class A*	22,582	2,455,115
Haverty Furniture Cos., Inc.	6,510	192,175
Lithia Motors, Inc.	3,866	1,129,375
MarineMax, Inc.*	9,337	439,399
Murphy USA, Inc.	15,073	2,964,256
National Vision Holdings, Inc.*	59,259	2,422,508
	Number of shares	Value
Common stocks—(concluded)
Specialty retail—(concluded)
OneWater Marine, Inc., Class A	19,612	$1,014,136
Signet Jewelers Ltd.	14,261	1,228,300
Sportsman's Warehouse Holdings, Inc.	36,509	400,139
		19,980,801
Technology hardware, storage & peripherals—0.6%
Avid Technology, Inc.*	44,796	1,404,803
Diebold Nixdorf, Inc.*	21,520	200,997
Stratasys Ltd.*	32,511	775,062
		2,380,862
Textiles, apparel & luxury goods—0.4%
Crocs, Inc.*	4,962	509,200
Deckers Outdoor Corp.*	1,279	409,574
Steven Madden Ltd.	20,715	852,215
Superior Group of Cos., Inc.	1,111	22,698
		1,793,687
Thrifts & mortgage finance—0.4%
Axos Financial, Inc.*	23,389	1,204,533
Luther Burbank Corp.	729	9,353
Waterstone Financial, Inc.	13,692	279,591
		1,493,477
Trading companies & distributors—0.5%
BlueLinx Holdings, Inc.*	2,104	150,731
Boise Cascade Co.	22,609	1,587,604
Global Industrial Co.	720	25,171
Textainer Group Holdings Ltd.	5,539	203,724
		1,967,230
Total common stocks (cost—$380,125,638)		400,339,821
Short-term investments—1.6%
Investment companies—1.6%
State Street Institutional U.S. Government Money Market Fund, 0.030%[4] (cost—$6,562,830)	6,562,830	6,562,830
Investment of cash collateral from securities loaned—0.4%
Money market funds—0.4%
State Street Navigator Securities Lending Government Money Market Portfolio, 0.040% [4] (cost—$1,620,147)	1,620,147	1,620,147
Total investments (cost—$388,308,615)—100.4%		408,522,798
Liabilities in excess of other assets—(0.4)%		(1,478,298)
Net assets—100.0%		$407,044,500

PACE Small/Medium Co Growth Equity Investments

Portfolio of investments—January 31, 2022 (unaudited)

For a listing of defined portfolio acronyms that are used throughout the Portfolio of investments as well as the tables that follow, please refer to the Glossary of terms used in the Portfolio of investments.

Fair valuation summary

The following is a summary of the fair valuations according to the inputs used as of January 31, 2022 in valuing the Portfolio's investments. In the event a Portfolio holds investments for which fair value is measured using the NAV per share practical expedient (or its equivalent), a separate column will be added to the fair value hierarchy table; this is intended to permit reconciliation to the amounts presented in the Portfolio of investments:

Assets Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Common stocks	$400,339,821	$—	$0	$400,339,821
Short-term investments	—	6,562,830	—	6,562,830
Investment of cash collateral from securities loaned	—	1,620,147	—	1,620,147
Total	$400,339,821	$8,182,977	$0	$408,522,798

At January 31, 2022, there were no transfers in or out of Level 3.

Portfolio footnotes

*  Non-income producing security.

1  Security, or portion thereof, was on loan at the period end.

2  Significant unobservable inputs were used in the valuation of this security; i.e. Level 3.

3  Security fair valued by a Valuation Committee under the direction of the Board of Trustees.

4  Rates shown reflect yield at January 31, 2022.

See accompanying notes to financial statements.

PACE International Equity Investments

Performance

For the six-months ended January 31, 2022, the Portfolio's Class P shares returned 0.25% before the deduction of the maximum PACE Select program fee.1 In comparison, the MSCI EAFE Index (net) (the "benchmark") returned -3.43%. (Returns for all share classes over various time periods are shown in the "Performance at a glance" table on page 189. Please note that the returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.) For a detailed commentary on the market environment in general during the reporting period, please refer to page 3.

Investment Manager's comments2

The Portfolio outperformed its benchmark during the reporting period. Stock selection was the primary contributor, particularly within Information Technology, Financials, and Communication Services. Selection was positive across a majority of sectors. Sector allocation also contributed to relative returns. The Portfolio's overweight to Energy was additive during the period, but partially offset by the Portfolio's overweight to Information Technology.

Stock selection from a country perspective was also positive given results in Japan, the United Kingdom, and Singapore. Country allocation was not a significant driver of return. The cash allocation was modestly positive in a negative period for the benchmark.

Style contributed to benchmark relative results in the period. The Portfolio's value exposure, particularly earnings yield, and liquidity were additive, although the residual volatility tilt acted as a headwind.

Derivatives were not used during the reporting period.

1  Class P shares held through the PACE Select Advisors Program are subject to a maximum Program fee of 2.50%, which, if included, would have reduced performance. Class P shares held through other advisory programs also may be subject to a program fee, which, if included, would have reduced performance.

2  Performance is discussed on a gross-of-fees basis—meaning that no fees or expenses are reflected when discussed at the level of a subadvisor's sleeve (or subadvisors' sleeves, if applicable). Alternatively, performance at the overall Portfolio level is shown net of fees, which does factor in fees and expenses associated with the Portfolio.

PACE Select Advisors Trust –
PACE International Equity Investments

Investment Manager:

UBS Asset Management (Americas) Inc. ("UBS AM")

Investment Subadvisors:

Mondrian Investment Partners Limited ("Mondrian");

Chautauqua Capital Management, a division of Robert W. Baird & Co. Incorporated ("Baird");

Los Angeles Capital Management and Equity Research, Inc. ("Los Angeles Capital")

Portfolio Management Team:

UBS AM: Mabel Lung, CFA, Fred Lee, CFA, Gina Toth, CFA, Mayoor Joshi, Edward Eccles and Christopher Andersen, CFA

Mondrian: Elizabeth A. Desmond, Nigel Bliss and Steve Dutaut;

Baird: Brian M. Beitner, CFA, Jesse Flores, CFA, Haicheng Li, CFA, Nathaniel Velarde;
Los Angeles Capital: Hal W. Reynolds, CFA, Daniel E. Allen, CFA, and Laina Draeger, CFA

Objective:

Capital appreciation

Investment process:

The main strategies of the subadvisors include:

• A strategy that invests in durable large-cap franchises that can grow excess returns on capital well into the future and trade at a significant discount to the subadvisor's estimate of the true worth of these operations.

(continued on next page)

PACE International Equity Investments

Investment process
(concluded)

• A "long/short" or "130/30" equity strategy in which the subadvisor will buy securities "long" that it believes will outperform the market or decrease portfolio risk, sells securities "short" that it believes will underperform the market and may invest the proceeds from those sales in additional securities.

• A strategy that involves achieving consistent risk adjusted excess returns by managing a concentrated portfolio of quality, growth companies generally headquartered outside of the United States.

Mutual funds are sold by prospectus only. You should read it carefully and consider a fund's investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. Prospectuses for most of our funds can be obtained from your financial advisor, by calling UBS Funds at 800-647 1568 or by visiting our Website at www.ubs.com/am-us.

Special considerations

The Portfolio may be appropriate for long-term investors seeking capital appreciation who are able to withstand short-term fluctuations in the equity markets in return for potentially higher returns over the long term. The value of the Portfolio changes every day and can be affected by changes in interest rates, general market conditions, and other political, social and economic developments, as well as specific matters relating to the companies in whose securities the Portfolio invests. It is important to note that an investment in the Portfolio is only one component of a balanced investment plan. The value of the Portfolio's investments in foreign securities may fall due to adverse political, social, and economic developments abroad and due to decreases in foreign currency values relative to the US dollar. These risks are greater for investments in emerging market issuers than for issuers in more developed countries.

PACE International Equity Investments

Performance at a glance (unaudited)

Average annual total returns for periods ended 01/31/22	6 months	1 year	5 years	10 years
Before deducting maximum sales charge
Class A1	0.13%	11.17%	8.80%	7.45%
Class Y2	0.20	11.36	9.09	7.75
Class P3	0.25	11.46	9.09	7.75
After deducting maximum sales charge
Class A1	(5.39)	5.05	7.58	6.85
MSCI EAFE Index (net)[4]	(3.43)	7.03	7.85	6.94

Most recent calendar quarter-end returns (unaudited)

Average annual total returns for periods ended 12/31/21	6 months	1 year	5 years	10 years
Before deducting maximum sales charge
Class A1	1.99%	12.15%	9.76%	8.10%
Class Y2	2.12	12.41	10.06	8.40
Class P3	2.12	12.45	10.05	8.39
After deducting maximum sales charge
Class A1	(3.64)	5.96	8.52	7.49

The annualized gross and net expense ratios, respectively, for each class of shares as in the prospectuses dated November 26, 2021 were as follows: Class A—1.64% and 1.58%; Class Y—1.36% and 1.33%; and Class P—1.36% and 1.33%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Portfolio and UBS Asset Management (Americas) Inc. ("UBS AM") have entered into a written fee waiver/expense reimbursement agreement pursuant to which UBS AM is contractually obligated to waive its management fees and/or reimburse expenses so that the Portfolio's ordinary total operating expenses of each class through November 30, 2022 (excluding dividend expense, borrowing costs, and interest expense relating to short sales, and expenses attributable to investment in other investment companies, interest, taxes, brokerage commissions, trustee elections, as well as other matters related to shareholder meetings (unless specifically agreed by UBS AM) and extraordinary expenses) would not exceed Class A—1.25%; Class Y—1.00%; and Class P—1.00%. The Portfolio has agreed to repay UBS AM for any waived fees/reimbursed expenses to the extent that it can do so over the following three fiscal years without causing the Portfolio's expenses in any of those three years to exceed these expense caps and that UBS AM has not waived the right to do so. The fee waiver/expense reimbursement agreement may be terminated by the Portfolio's board at any time and also will terminate automatically upon the expiration or termination of the Portfolio's advisory contract with UBS AM. Upon termination of the agreement, however, UBS AM's three year recoupment rights will survive.

1  Maximum sales charge for Class A shares is 5.5%. Class A shares bear ongoing 12b-1 service fees of 0.25% annually.

2  The Portfolio offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees.

3  Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees, but Class P shares held through advisory programs may be subject to a program fee, which, if included, would have reduced performance.

4  The MSCI EAFE Index (net) is an index of stocks designed to measure the investment returns of developed economies outside of North America. Net total return indices reinvest dividends after the deduction of withholding taxes, using a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. The Index is constructed and managed with a view to being fully investable from the perspective of international institutional investors. Investors should note that indices do not reflect the deduction of fees and expenses.

Prior to August 3, 2015, a 1% redemption fee was imposed on sales or exchanges of any class of shares of the Portfolio made during the specified holding period.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit www.ubs.com/us-mutualfundperformance.

PACE International Equity Investments

Portfolio statistics and industry diversification—(unaudited)1

As a percentage of net assets as of January 31, 2022

Top ten holdings (long holding)
Sony Group Corp.	2.1%
Shell PLC	1.8
Sanofi	1.8
Nippon Telegraph & Telephone Corp.	1.8
Lloyds Banking Group PLC	1.7
CK Hutchison Holdings Ltd.	1.7
Allianz SE	1.7
United Overseas Bank Ltd.	1.6
Novartis AG	1.6
GlaxoSmithKline PLC	1.5
Total	17.3%
Top ten holdings (short holdings)
Unibail-Rodamco-Westfield	(0.4)%
Tabcorp Holdings Ltd.	(0.4)
Argenx SE	(0.3)
Aegon N.V.	(0.3)
JSR Corp.	(0.3)
Embracer Group AB	(0.3)
Singapore Airlines Ltd.	(0.2)
Chr Hansen Holding A/S	(0.3)
Bollore SA	(0.3)
Odakyu Electric Railway Co. Ltd.	(0.2)
Total	(3.0)%
Top five issuer breakdown by country or territory of origin (long holdings)
Japan	28.1%
United Kingdom	16.7
France	8.6
Germany	8.2
Switzerland	6.6
Total	68.2%
Top five issuer breakdown by country or territory of origin (short holdings)
Japan	(4.6)%
Australia	(1.4)
United Kingdom	(1.2)
France	(1.1)
Netherlands	(0.7)
Total	(9.0)%

1  The portfolio is actively managed and its composition will vary over time.

PACE International Equity Investments

Portfolio statistics and industry diversification—(unaudited)1

As a percentage of net assets as of January 31, 2022

Common stocks
Aerospace & defense	1.2%
Air freight & logistics	0.3
Auto components	1.4
Automobiles	3.5
Banks	12.5
Beverages	1.7
Biotechnology	1.3
Building products	1.3
Capital markets	1.0
Chemicals	3.1
Commercial services & supplies	1.4
Communications equipment	0.4
Construction & engineering	0.6
Construction materials	0.7
Diversified financial services	0.3
Diversified telecommunication services	3.4
Electric utilities	3.0
Electrical equipment	1.1
Electronic equipment, instruments & components	2.7
Energy equipment & services	0.3
Entertainment	0.7
Equity real estate investment trusts	0.5
Food & staples retailing	1.7
Food products	2.2
Gas utilities	1.0
Health care equipment & supplies	1.0
Health care providers & services	0.2
Health care technology	0.0	†
Hotels, restaurants & leisure	0.3
Household durables	3.4
Independent power and renewable electricity producers	0.3
Industrial conglomerates	2.8
Insurance	5.7
Interactive media & services	0.4
Internet & direct marketing retail	0.9
IT services	2.1
Leisure products	0.5
Life sciences tools & services	0.3
Machinery	4.3
Marine	0.7
Common stocks—(concluded)
Media	1.3%
Metals & mining	2.0
Multi-utilities	0.8
Multiline retail	0.3
Oil, gas & consumable fuels	6.3
Personal products	0.9
Pharmaceuticals	10.3
Professional services	1.8
Real estate management & development	1.1
Road & rail	0.3
Semiconductors & semiconductor equipment	5.3
Software	2.8
Specialty retail	1.6
Technology hardware, storage & peripherals	1.1
Textiles, apparel & luxury goods	2.4
Tobacco	1.2
Trading companies & distributors	1.5
Transportation infrastructure	0.1
Wireless telecommunication services	0.6
Total common stocks	111.9
Preferred stocks
Automobiles	0.2
Chemicals	0.1
Total preferred stocks	0.3
Short-term investments	0.7
Investment of cash collateral from securities loaned	0.6
Total investments before investments sold short	113.5
Investments sold short
Aerospace & defense	(0.3)
Airlines	(0.7)
Auto components	(0.0)†
Beverages	(0.2)
Biotechnology	(0.4)
Capital markets	(0.1)
Chemicals	(0.8)
Construction & engineering	(0.2)
Diversified financial services	(0.2)
Diversified telecommunication services	(0.6)

PACE International Equity Investments

Portfolio statistics and industry diversification—(unaudited) (concluded)1

As a percentage of net assets as of January 31, 2022

Investments sold short—(continued)
Electric utilities	(0.7)%
Electrical equipment	(0.3)
Electronic equipment, instruments & components	(0.0)†
Entertainment	(0.6)
Equity real estate investment trusts	(0.7)
Food & staples retailing	(0.3)
Food products	(0.2)
Gas utilities	(0.0)†
Health care equipment & supplies	(0.1)
Health care providers & services	(0.2)
Hotels, restaurants & leisure	(0.9)
Household products	(0.3)
Industrial conglomerates	(0.1)
Insurance	(0.3)
Interactive media & services	(0.3)
Internet & direct marketing retail	(0.2)
IT services	(0.4)
Life sciences tools & services	(0.0)†
Investments sold short—(concluded)
Machinery	(0.8)%
Media	(0.2)
Metals & mining	(0.2)
Multiline retail	(0.1)
Oil, gas & consumable fuels	(0.1)
Paper & forest products	(0.3)
Personal products	(0.2)
Pharmaceuticals	(0.3)
Real estate management & development	(0.5)
Road & rail	(0.7)
Semiconductors & semiconductor equipment	(0.2)
Software	(0.2)
Transportation infrastructure	(0.3)
Wireless telecommunication services	(0.0)†
Total investments sold short	(13.2)
Liabilities in excess of other assets	(0.3)
Net assets	100.0%

†  Amount represents less than 0.05% or (0.05)%.

PACE International Equity Investments

Portfolio of investments—January 31, 2022 (unaudited)

	Number of shares	Value
Common stocks—111.9%
Australia—4.2%
Aristocrat Leisure Ltd.[1]	59,799	$1,733,440
ASX Ltd.[1,2]	34,825	2,065,419
Aurizon Holdings Ltd.[1]	963,823	2,411,345
Australia & New Zealand Banking Group Ltd.	43,949	830,585
BHP Group Ltd.[1,2]	174,583	5,598,973
BHP Group Ltd.	111,603	3,522,725
Commonwealth Bank of Australia[1]	5,446	363,192
CSL Ltd.[1]	3,097	573,696
Dexus[1]	209,076	1,522,055
Endeavour Group Ltd.	30,963	138,300
Goodman Group[1]	63,394	1,046,744
Medibank Pvt. Ltd.	462,609	1,013,702
National Australia Bank Ltd.	130,995	2,527,607
Northern Star Resources Ltd.	473	2,819
REA Group Ltd.[1]	28,955	2,999,643
Rio Tinto PLC[1]	86,427	6,091,834
Sonic Healthcare Ltd.	62,587	1,685,487
Stockland	435,684	1,255,828
Telstra Corp. Ltd.[1]	456,071	1,267,841
Wesfarmers Ltd.[1]	60,154	2,244,497
Westpac Banking Corp.	95,734	1,380,765
WiseTech Global Ltd.	40,195	1,309,125
		41,585,622
Austria—1.0%
Erste Group Bank AG	64,894	3,033,183
OMV AG	45,456	2,782,106
Raiffeisen Bank International AG	43,499	1,222,637
Verbund AG1	11,643	1,233,112
voestalpine AG	40,382	1,342,505
		9,613,543
Belgium—0.1%
Anheuser-Busch InBev SA/N.V.[1]	2,846	179,415
KBC Group N.V.	10,073	876,042
		1,055,457
Canada—1.7%
Constellation Software, Inc.	5,435	9,360,907
Fairfax Financial Holdings Ltd.	15,145	7,313,064
		16,673,971
China—1.3%
Alibaba Group Holding Ltd., ADR*	21,031	2,645,490
BeiGene Ltd., ADR*	7,432	1,802,855
BOC Hong Kong Holdings Ltd.	40,500	156,384
Chow Tai Fook Jewellery Group Ltd.*	393,400	691,193
Prosus N.V.	57,838	4,811,882
Sinopharm Group Co. Ltd., Class H	108,250	242,133
SITC International Holdings Co. Ltd.	110,000	419,274
Wuxi Biologics Cayman, Inc.*,3	217,669	2,181,645
		12,950,856
Denmark—4.2%
A.P. Moller—Maersk A/S, Class B1	499	1,792,479
Carlsberg A/S, Class B	8,922	1,444,745
	Number of shares	Value
Common stocks—(continued)
Denmark—(concluded)
Coloplast A/S, Class B	10,204	$1,483,889
Demant A/S*	12,110	535,787
DSV A/S1	7,877	1,600,454
Genmab A/S*	30,226	10,292,844
GN Store Nord A/S	15,615	944,926
ISS A/S*	182,874	3,445,392
Novo Nordisk A/S, ADR	87,013	8,689,988
Novo Nordisk A/S, Class B	91,411	9,092,492
Pandora A/S	11,070	1,203,749
Tryg A/S	52,158	1,235,926
		41,762,671
Finland—1.7%
Kesko Oyj, Class B1	15,666	494,782
Kone Oyj, Class B	62,072	4,020,041
Neste Oyj	73,610	3,319,775
Nokia Oyj*	292,716	1,745,648
Nordea Bank Abp	413,086	4,906,504
Orion Oyj, Class B	33,319	1,354,841
Sampo Oyj, Class A	15,377	763,204
		16,604,795
France—8.6%
Aeroports de Paris*,1	1,263	171,390
Air Liquide SA1	4,192	717,080
Airbus SE*,1	20,761	2,651,039
AXA SA1	75,058	2,377,162
Bouygues SA	104,767	3,694,824
Bureau Veritas SA	5,897	168,727
Capgemini SE1	3,454	776,516
Cie de Saint-Gobain	93,331	6,315,472
Cie Generale des Etablissements Michelin SCA	9,037	1,512,105
Dassault Aviation SA	50,032	5,945,925
Edenred	802	34,448
Engie SA1	455,993	7,013,994
EssilorLuxottica SA1	1,492	282,265
Hermes International	2,923	4,388,648
Kering SA1	3,185	2,378,446
L'Oreal SA1	11,710	5,001,887
Legrand SA1	8,541	869,243
LVMH Moet Hennessy Louis Vuitton SE	9,208	7,563,241
Pernod Ricard SA	4,580	979,659
Renault SA*	1,283	50,989
Sanofi[1]	173,392	18,130,216
Sartorius Stedim Biotech	1,522	667,414
SEB SA	2,065	313,405
Societe Generale SA	142,264	5,280,887
Thales SA	6,575	606,527
TotalEnergies SE	108,090	6,146,800
Valeo	15,446	432,312
Vinci SA1	10,859	1,190,217
Wendel SE	1,717	186,494
		85,847,332

PACE International Equity Investments

Portfolio of investments—January 31, 2022 (unaudited)

	Number of shares	Value
Common stocks—(continued)
Germany—7.9%
adidas AG	7,660	$2,102,036
Allianz SE1	66,546	17,085,853
BASF SE1	86,254	6,606,098
Bayerische Motoren Werke AG	52,537	5,560,668
Continental AG*	78,924	7,651,690
Daimler AG1	59,093	4,715,251
Daimler Truck Holding AG*,1	29,546	1,041,611
Deutsche Post AG1	23,628	1,421,947
Deutsche Telekom AG1	136,121	2,569,825
Evonik Industries AG	281,416	9,180,827
GEA Group AG	48,499	2,291,342
Hannover Rueck SE	2,404	484,988
HelloFresh SE*,1	49,252	3,279,233
Infineon Technologies AG	53,900	2,238,345
Muenchener Rueckversicherungs- Gesellschaft AG in Muenchen, Registered Shares	12,774	4,044,056
Puma SE	17,361	1,856,802
RWE AG1	28,474	1,201,098
SAP SE1	29,372	3,685,046
Symrise AG	5,125	612,434
Vitesco Technologies Group AG, Class A*	12,138	600,899
		78,230,049
Hong Kong—2.5%
AIA Group Ltd.[1]	94,400	985,518
CK Asset Holdings Ltd.[1]	627,000	4,185,480
Hong Kong Exchanges & Clearing Ltd.	44,298	2,528,339
Jardine Matheson Holdings Ltd.[1]	90,300	5,333,384
Link REIT[1]	15,000	128,782
Melco Resorts & Entertainment Ltd., ADR*,1	82,843	874,822
New World Development Co. Ltd.[1]	54,000	220,445
Sun Hung Kai Properties Ltd.[1]	244,500	2,983,024
Swire Pacific Ltd., Class A1	25,000	151,452
Swire Properties Ltd.[1]	139,000	370,535
Techtronic Industries Co. Ltd.	42,500	701,254
WH Group Ltd.[3]	8,862,689	5,929,225
Xinyi Glass Holdings Ltd.	62,000	164,360
		24,556,620
India—1.0%
HDFC Bank Ltd., ADR	83,743	5,747,282
Tata Consultancy Services Ltd.	91,489	4,607,004
		10,354,286
Indonesia—0.4%
Bank Rakyat Indonesia Persero Tbk. PT	15,484,954	4,407,566
Israel—1.1%
Bank Hapoalim BM	269,740	2,799,290
Bank Leumi Le-Israel BM	292,772	3,139,977
Check Point Software Technologies Ltd.*	7,967	964,087
ICL Group Ltd.	192,957	1,745,010
Israel Discount Bank Ltd., Class A	132,500	888,525
Mizrahi Tefahot Bank Ltd.	35,916	1,388,421
Wix.com Ltd.*	1,354	177,875
		11,103,185
	Number of shares	Value
Common stocks—(continued)
Italy—4.8%
Assicurazioni Generali SpA[2]	85,560	$1,800,589
DiaSorin SpA	2,915	449,380
Enel SpA[1]	1,871,815	14,406,607
Eni SpA	849,936	12,767,051
Ferrari N.V.	13,642	3,144,107
Intesa Sanpaolo SpA	788,571	2,343,506
Moncler SpA	25,460	1,634,011
Snam SpA	1,775,143	9,947,332
UniCredit SpA	60,917	968,179
		47,460,762
Japan—28.1%
Advantest Corp.	7,600	646,855
Aisin Corp.	18,000	653,633
Asahi Kasei Corp.	112,300	1,109,291
Astellas Pharma, Inc.	66,200	1,068,505
Bridgestone Corp.	33,600	1,471,385
Brother Industries Ltd.	23,900	440,144
Canon, Inc.	72,000	1,702,852
Central Japan Railway Co.[1]	2,700	354,269
Chugai Pharmaceutical Co. Ltd.	76,900	2,497,694
Coca-Cola Bottlers Japan Holdings, Inc.	323,100	3,790,079
Dai-ichi Life Holdings, Inc.	145,400	3,272,874
Daiichi Sankyo Co. Ltd.	9,000	202,230
Daikin Industries Ltd.[1]	9,400	1,973,474
Daito Trust Construction Co. Ltd.[1]	17,400	1,995,198
Daiwa House Industry Co. Ltd.[1]	25,000	729,579
Dentsu Group, Inc.[1]	21,400	741,120
Disco Corp.	6,300	1,732,208
East Japan Railway Co.[1]	7,600	433,982
Eisai Co. Ltd.	29,900	1,497,542
FANUC Corp.[1]	38,509	7,615,090
FUJIFILM Holdings Corp.	119,500	8,010,801
Fujitsu Ltd.	28,500	3,767,652
Hirose Electric Co. Ltd.	3,400	506,796
Hitachi Ltd.	71,500	3,716,284
Honda Motor Co. Ltd.	431,000	12,694,145
Hoshizaki Corp.	5,400	399,030
Hoya Corp.[1]	22,600	2,930,505
Iida Group Holdings Co. Ltd.	8,300	172,678
Inpex Corp.	166,000	1,678,176
Isuzu Motors Ltd.	190,800	2,337,300
ITOCHU Techno-Solutions Corp.	61,000	1,664,087
Japan Exchange Group, Inc.[1]	14,500	298,277
Japan Post Bank Co. Ltd.[2]	160,400	1,577,976
Japan Post Insurance Co. Ltd.	11,800	206,897
Japan Tobacco, Inc.	43,600	870,469
JFE Holdings, Inc.	64,700	831,191
Kajima Corp.	8,100	97,829
Kakaku.com, Inc.[1]	30,100	623,418
Kansai Paint Co. Ltd.	54,400	1,129,224
KDDI Corp.[1]	89,300	2,853,019
Keyence Corp.[1]	21,723	11,142,213
Konami Holdings Corp.[1]	17,900	964,985
Kyocera Corp.	172,600	10,644,466
M3, Inc.	1,100	42,291

PACE International Equity Investments

Portfolio of investments—January 31, 2022 (unaudited)

	Number of shares	Value
Common stocks—(continued)
Japan—(continued)
Marubeni Corp.	132,300	$1,361,359
Mazda Motor Corp.*	80,100	617,070
MISUMI Group, Inc.	65,000	2,108,722
Mitsubishi Chemical Holdings Corp.	218,400	1,713,170
Mitsubishi Corp.[1]	31,900	1,083,082
Mitsubishi Electric Corp.[1]	672,500	8,421,985
Mitsubishi Heavy Industries Ltd.	56,400	1,531,790
Mitsubishi UFJ Financial Group, Inc.[1]	43,300	262,453
Mitsui & Co. Ltd.[1]	89,800	2,239,196
Mitsui Chemicals, Inc.	27,700	740,826
Mizuho Financial Group, Inc.	22,300	302,076
MonotaRO Co. Ltd.	46,800	768,961
Murata Manufacturing Co. Ltd.	900	67,665
Nexon Co. Ltd.[1]	12,700	239,416
Nintendo Co. Ltd.[1]	11,800	5,782,488
Nippon Paint Holdings Co. Ltd.[2]	1,000	7,997
Nippon Steel Corp.	134,900	2,204,881
Nippon Telegraph & Telephone Corp.[1]	629,900	18,026,310
Nitto Denko Corp.	44,700	3,480,325
Nomura Holdings, Inc.[1]	38,100	168,309
Nomura Research Institute Ltd.[1]	122,500	4,288,220
Olympus Corp.[1]	104,500	2,338,402
Omron Corp.	10,200	745,717
Otsuka Corp.	1,400	56,808
Otsuka Holdings Co. Ltd.	137,800	4,701,365
Panasonic Corp.	147,500	1,623,902
Recruit Holdings Co. Ltd.[1]	164,432	8,127,640
Renesas Electronics Corp.*	39,100	448,743
Resona Holdings, Inc.	34,100	146,543
Ricoh Co. Ltd.	21,600	182,399
Santen Pharmaceutical Co. Ltd.	159,900	1,815,532
SCSK Corp.	2,300	38,919
Secom Co. Ltd.	87,200	6,140,105
Seiko Epson Corp.	24,500	381,624
Sekisui Chemical Co. Ltd.	440,800	7,706,942
Sekisui House Ltd.[2]	8,700	176,263
Shimadzu Corp.	91,800	3,312,303
Shimano, Inc.	23,200	5,202,417
Shin-Etsu Chemical Co. Ltd.[1]	6,900	1,154,434
SMC Corp.[1]	1,200	669,314
SoftBank Corp.[1]	137,200	1,719,920
SoftBank Group Corp.	32,400	1,435,305
Sohgo Security Services Co. Ltd.	7,200	261,126
Sony Group Corp.[1]	183,600	20,539,050
Square Enix Holdings Co. Ltd.[1]	4,800	235,382
Subaru Corp.	7,800	141,971
Sumitomo Chemical Co. Ltd.	193,400	975,326
Sumitomo Corp.	176,900	2,734,061
Sumitomo Mitsui Financial Group, Inc.	80,800	2,910,493
Suntory Beverage & Food Ltd.	19,500	748,775
Suzuki Motor Corp.	111,782	4,759,020
Takeda Pharmaceutical Co. Ltd.	379,000	10,984,627
Tokio Marine Holdings, Inc.	170,900	10,198,227
Tokyo Electron Ltd.	11,300	5,527,203
Toray Industries, Inc.	93,900	593,430
Tosoh Corp.	52,400	819,876
	Number of shares	Value
Common stocks—(continued)
Japan—(concluded)
Toyota Industries Corp.	102,700	$8,011,479
Trend Micro, Inc.*	25,000	1,326,315
USS Co. Ltd.	14,700	239,914
Yamaha Motor Co. Ltd.	26,700	635,821
ZOZO, Inc.	64,000	1,705,434
		279,976,141
Netherlands—4.9%
Adyen N.V.*,3	2,755	5,606,143
ASML Holding N.V.[1]	18,152	12,294,249
ASML Holding N.V. NY Registered Shares	10,972	7,430,238
Koninklijke Ahold Delhaize N.V.[1]	69,014	2,237,751
Randstad N.V.	40,938	2,663,167
Shell PLC	711,041	18,265,729
		48,497,277
New Zealand—0.2%
Auckland International Airport Ltd.*,1	71,384	338,852
Spark New Zealand Ltd.	85,672	244,862
Xero Ltd.*,1	16,938	1,372,071
		1,955,785
Norway—0.4%
DNB Bank ASA	47,152	1,122,227
Equinor ASA[1]	44,231	1,219,352
Gjensidige Forsikring ASA	37,219	909,129
Telenor ASA	35,390	584,874
		3,835,582
Poland—0.0%†
InPost SA*,2	11,280	91,574
Portugal—0.1%
Jeronimo Martins, SGPS SA	39,799	956,412
Russia—0.3%
Coca-Cola HBC AG	90,463	2,996,190
Singapore—4.7%
Ascendas REIT	98,800	202,623
DBS Group Holdings Ltd.	527,484	13,855,352
Keppel Corp. Ltd.	11,800	49,751
Mapletree Commercial Trust[2]	100,600	134,655
Mapletree Logistics Trust	668,500	841,322
Oversea-Chinese Banking Corp. Ltd.	495,100	4,608,521
Singapore Technologies Engineering Ltd.	88,100	244,870
Singapore Telecommunications Ltd.	2,400,600	4,352,827
STMicroelectronics N.V.	139,148	6,542,841
United Overseas Bank Ltd.	732,398	16,368,113
		47,200,875
Spain—2.2%
Banco Bilbao Vizcaya Argentaria SA	206,293	1,317,105
Banco Santander SA	3,646,445	12,786,631
CaixaBank SA	763,686	2,457,068
Industria de Diseno Textil SA1	115,000	3,487,880
Red Electrica Corp. SA	77,951	1,571,353
		21,620,037

PACE International Equity Investments

Portfolio of investments—January 31, 2022 (unaudited)

	Number of shares	Value
Common stocks—(continued)
Sweden—3.3%
Alfa Laval AB	72,540	$2,450,488
Assa Abloy AB, Class B2	115,464	3,161,646
Atlas Copco AB, Class A	19,815	1,172,771
Epiroc AB, Class A	57,868	1,234,853
EQT AB1	3,464	135,742
Fastighets AB Balder, Class B*,1	8,325	551,522
H & M Hennes & Mauritz AB, Share B1,2	113,966	2,269,159
Husqvarna AB, Class B	69,577	967,396
Industrivarden AB, Class C1,2	23,053	716,040
Lundin Energy AB	51,012	2,074,550
Sandvik AB	258,204	6,799,678
Skandinaviska Enskilda Banken AB, Class A	3,112	40,228
Skanska AB, Class B	38,931	953,142
Svenska Handelsbanken AB, Class A	1,733	18,470
Swedbank AB, Class A	27,876	545,762
Telefonaktiebolaget LM Ericsson, Class B	184,707	2,306,269
Telia Co. AB2	1,772,045	6,984,329
		32,382,045
Switzerland—6.6%
ABB Ltd.	44,774	1,552,394
Cie Financiere Richemont SA, Class A	17,770	2,582,582
Geberit AG	2,350	1,596,661
Givaudan SA1	13	53,858
Holcim Ltd.*,1	84,847	4,598,815
Julius Baer Group Ltd.	43,606	2,849,638
Kuehne & Nagel International AG1	17,355	4,900,825
Nestle SA Registered Shares[1]	92,107	11,894,540
Novartis AG1	178,998	15,553,045
Partners Group Holding AG1	1,037	1,445,783
Roche Holding AG1	16,548	6,404,062
Schindler Holding AG	6,851	1,719,491
SGS SA	559	1,594,029
Sonova Holding AG	4,771	1,699,621
Temenos AG	39,603	4,747,005
Zurich Insurance Group AG	5,247	2,509,683
		65,702,032
Taiwan—1.3%
Sea Ltd., ADR*,1	839	126,110
Taiwan Semiconductor Manufacturing Co. Ltd.	303,000	7,005,962
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	48,018	5,888,447
		13,020,519
United Kingdom—16.7%
Associated British Foods PLC[2]	148,060	3,908,177
AstraZeneca PLC[1]	51,878	6,034,861
BAE Systems PLC	369,908	2,894,809
Barclays PLC	219,299	588,339
Barratt Developments PLC	126,050	1,048,362
Berkeley Group Holdings PLC*	3,634	207,392
BP PLC[1]	2,724,069	14,121,360
CK Hutchison Holdings Ltd.[1]	2,405,000	17,093,115
Coca-Cola Europacific Partners PLC	67,986	3,885,400
DCC PLC	20,063	1,686,968
Diageo PLC[1]	49,629	2,504,347
	Number of shares	Value
Common stocks—(concluded)
United Kingdom—(concluded)
Experian PLC	46,185	$1,929,050
GlaxoSmithKline PLC[1]	662,181	14,777,222
Hargreaves Lansdown PLC	31,214	566,713
HSBC Holdings PLC[1]	793,494	5,647,565
Imperial Brands PLC	447,783	10,616,868
InterContinental Hotels Group PLC*,1	3,738	246,982
Intertek Group PLC	21,954	1,593,212
Kingfisher PLC	1,940,986	8,704,070
Legal & General Group PLC	576,243	2,253,086
Lloyds Banking Group PLC	24,792,133	17,205,017
M&G PLC	603,582	1,766,513
Next PLC	12,200	1,243,005
Persimmon PLC	63,972	2,084,175
RELX PLC	46,979	1,445,092
Sage Group PLC	4,391	42,909
SSE PLC	583,332	12,550,982
Taylor Wimpey PLC	25,388	52,085
Tesco PLC	2,443,070	9,813,009
Travis Perkins PLC	179,356	3,639,151
Unilever PLC[1]	68,162	3,495,473
Wickes Group PLC	210,766	582,436
WPP PLC[2]	753,713	11,818,609
		166,046,354
United States—2.6%
Aptiv PLC*	14,579	1,991,200
Atlassian Corp. PLC, Class A*	12,494	4,052,304
Brookfield Renewable Corp., Class A	79,198	2,710,155
CyberArk Software Ltd.*	6,559	899,567
Ferguson PLC[1]	20,848	3,279,191
James Hardie Industries PLC	85,242	2,868,839
SolarEdge Technologies, Inc.*	13,096	3,119,729
Tenaris SA	230,269	2,810,873
Waste Connections, Inc.	34,322	4,279,953
		26,011,811
Total common stocks (cost—$957,382,614)		1,112,499,349
Preferred stocks—0.3%
Germany—0.3%
FUCHS PETROLUB SE	18,164	784,960
Volkswagen AG1	9,645	2,008,785
Total preferred stocks (cost—$3,472,011)		2,793,745
Short-term investments—0.7%
Investment companies—0.7%
State Street Institutional U.S. Government Money Market Fund, 0.030%[4] (cost—$7,347,504)	7,347,504	7,347,504
Investment of cash collateral from securities loaned—0.6%
Money market funds—0.6%
State Street Navigator Securities Lending Government Money Market Portfolio, 0.040% [4] (cost—$5,975,648)	5,975,648	5,975,648
Total investments before investments sold short (cost—$974,177,777)—113.5%		1,128,616,246

PACE International Equity Investments

Portfolio of investments—January 31, 2022 (unaudited)

	Number of shares	Value
Investments sold short—(13.2)%
Common stocks—(13.1)%
Australia—(1.4)%
APA Group	(45,280)	$(307,082)
AusNet Services Ltd.	(551,698)	(1,015,179)
Crown Resorts Ltd.	(74,357)	(640,667)
Domino's Pizza Enterprises Ltd.	(20,244)	(1,493,263)
Fortescue Metals Group Ltd.	(91,188)	(1,280,471)
Qantas Airways Ltd.	(442,499)	(1,514,517)
Sydney Airport	(317,725)	(1,952,776)
Tabcorp Holdings Ltd.	(1,158,287)	(4,069,735)
Vicinity Centres	(333,420)	(386,536)
Washington H Soul Pattinson & Co. Ltd.	(44,891)	(871,510)
		(13,531,736)
Belgium—(0.3)%
Elia Group SA/NV	(2,354)	(317,660)
Groupe Bruxelles Lambert SA	(1,438)	(154,301)
Proximus SADP	(65,274)	(1,332,933)
Sofina SA	(1,062)	(422,833)
UCB SA	(6,199)	(616,833)
		(2,844,560)
China—(0.0)%†
Wilmar International Ltd.	(20,300)	(64,578)
Denmark—(0.3)%
Chr Hansen Holding A/S	(32,164)	(2,579,405)
Vestas Wind Systems A/S	(9,467)	(256,181)
		(2,835,586)
Finland—(0.3)%
Stora Enso Oyj, Class R	(65,097)	(1,325,183)
UPM-Kymmene Oyj	(47,110)	(1,716,994)
		(3,042,177)
France—(1.1)%
Adevinta ASA	(53,526)	(561,560)
Bollore SA	(463,498)	(2,498,350)
Covivio	(4,280)	(357,415)
Dassault Aviation SA	(8,130)	(966,189)
Remy Cointreau SA	(10,066)	(2,099,096)
Unibail-Rodamco-Westfield	(54,933)	(4,152,768)
		(10,635,378)
Germany—(0.5)%
Bechtle AG	(6,795)	(407,988)
Fresenius Medical Care AG & Co. KGaA	(19,230)	(1,307,512)
Fresenius SE & Co. KGaA	(4,180)	(172,552)
KION Group AG	(16,597)	(1,534,447)
LANXESS AG	(3,304)	(201,165)
Telefonica Deutschland Holding AG	(481,127)	(1,381,205)
		(5,004,869)
Hong Kong—(0.4)%
CLP Holdings Ltd.	(23,000)	(230,173)
HK Electric Investments & HK Electric Investments Ltd.	(62,500)	(62,226)
Hongkong Land Holdings Ltd.	(26,700)	(144,605)
	Number of shares	Value
Investments sold short—(continued)
Common stocks—(continued)
Hong Kong—(concluded)
MTR Corp. Ltd.	(295,000)	$(1,596,783)
Wharf Real Estate Investment Co. Ltd.	(391,000)	(1,859,608)
		(3,893,395)
Ireland—(0.1)%
Kerry Group PLC, Class A	(9,511)	(1,198,363)
Italy—(0.1)%
Atlantia SpA	(28,882)	(535,913)
Telecom Italia SpA	(1,562,654)	(736,447)
		(1,272,360)
Japan—(4.6)%
ANA Holdings, Inc.	(46,500)	(981,975)
Asahi Intecc Co. Ltd.	(53,000)	(904,232)
Capcom Co. Ltd.	(6,700)	(161,743)
Chubu Electric Power Co., Inc.	(144,800)	(1,450,302)
Cosmos Pharmaceutical Corp.	(1,400)	(174,839)
Daifuku Co. Ltd.	(30,300)	(2,103,570)
Daiwa House REIT Investment Corp.	(202)	(601,751)
Fuji Electric Co. Ltd.	(8,700)	(464,982)
Fujitsu Ltd.	(6,000)	(793,190)
GLP J-Reit	(338)	(544,049)
GMO Payment Gateway, Inc.	(16,600)	(1,456,680)
Hakuhodo DY Holdings, Inc.	(53,200)	(814,903)
Hankyu Hanshin Holdings, Inc.	(3,700)	(107,749)
Hitachi Construction Machinery Co. Ltd.	(17,900)	(455,149)
Hitachi Ltd.	(300)	(15,593)
Hulic Co. Ltd.	(74,700)	(722,025)
Japan Airlines Co. Ltd.	(74,100)	(1,402,534)
JSR Corp.	(94,800)	(3,142,448)
Kansai Electric Power Co., Inc.	(49,200)	(464,405)
Keio Corp.	(37,000)	(1,664,282)
Keisei Electric Railway Co. Ltd.	(26,700)	(753,504)
Kintetsu Group Holdings Co. Ltd.	(10,200)	(296,366)
Kobayashi Pharmaceutical Co. Ltd.	(800)	(62,298)
Kobe Bussan Co. Ltd.	(50,300)	(1,565,809)
Koei Tecmo Holdings Co. Ltd.	(10,400)	(376,237)
Koito Manufacturing Co. Ltd.	(5,900)	(296,242)
Kose Corp.	(12,200)	(1,115,440)
Kurita Water Industries Ltd.	(51,800)	(2,106,370)
Kyowa Kirin Co. Ltd.	(55,800)	(1,390,803)
Lasertec Corp.	(9,400)	(2,108,771)
Lion Corp.	(99,700)	(1,302,674)
Makita Corp.	(8,400)	(314,357)
NEC Corp.	(5,900)	(230,178)
Nippon Building Fund, Inc.	(100)	(579,114)
Nippon Sanso Holdings Corp.	(78,800)	(1,564,872)
Obayashi Corp.	(33,400)	(270,612)
Odakyu Electric Railway Co. Ltd.	(128,300)	(2,267,158)
Rakuten Group, Inc.	(233,500)	(2,025,700)
Ryohin Keikaku Co. Ltd.	(103,100)	(1,480,451)
Shiseido Co. Ltd.	(11,500)	(580,106)
Sumitomo Dainippon Pharma Co. Ltd.	(39,300)	(427,750)
Sumitomo Realty & Development Co. Ltd.	(11,300)	(349,624)
Taisho Pharmaceutical Holdings Co. Ltd.	(19,500)	(957,687)

PACE International Equity Investments

Portfolio of investments—January 31, 2022 (unaudited)

	Number of shares	Value
Investments sold short—(continued)
Common stocks—(continued)
Japan—(concluded)
TDK Corp.	(2,100)	$(75,841)
TIS, Inc.	(16,700)	(439,221)
Tobu Railway Co. Ltd.	(11,300)	(264,682)
Toho Co. Ltd.	(6,100)	(236,300)
Tokyo Century Corp.	(12,200)	(602,062)
Toyota Industries Corp.	(11,700)	(912,700)
Z Holdings Corp.	(417,800)	(2,121,867)
		(45,501,197)
Luxembourg—(0.0)%†
ArcelorMittal SA	(11,202)	(332,745)
Eurofins Scientific SE	(475)	(47,691)
		(380,436)
Macau—(0.0)%†
Galaxy Entertainment Group Ltd.	(7,000)	(40,539)
Netherlands—(0.7)%
Aegon N.V.	(611,160)	(3,447,855)
Argenx SE	(13,218)	(3,537,029)
EXOR N.V.	(6,519)	(546,624)
		(7,531,508)
New Zealand—(0.1)%
Mercury NZ Ltd.	(242,725)	(892,384)
Ryman Healthcare Ltd.	(40,216)	(262,966)
		(1,155,350)
Portugal—(0.1)%
EDP—Energias de Portugal SA	(155,961)	(798,382)
Singapore—(0.5)%
CapitaLand Integrated Commercial Trust	(33,887)	(48,855)
Capitaland Investment Ltd.	(219,100)	(562,182)
City Developments Ltd.	(196,200)	(1,030,634)
Genting Singapore Ltd.	(819,600)	(447,864)
Singapore Airlines Ltd.	(701,200)	(2,615,549)
UOL Group Ltd.	(99,100)	(537,417)
		(5,242,501)
South Africa—(0.1)%
Anglo American PLC	(14,343)	(632,318)
Spain—(0.6)%
ACS Actividades de Construccion y Servicios SA	(67,498)	(1,704,095)
Amadeus IT Group SA	(13,540)	(931,013)
Red Electrica Corp. SA	(64,065)	(1,291,436)
Siemens Gamesa Renewable Energy SA	(81,407)	(1,761,474)
Telefonica SA	(135,363)	(631,004)
		(6,319,022)
	Number of shares	Value
Investments sold short—(concluded)
Common stocks—(concluded)
Sweden—(0.5)%
Embracer Group AB	(295,641)	$(2,966,263)
Essity AB, B Shares	(34,811)	(981,336)
SKF AB, Class B	(3,284)	(71,992)
Tele2 AB, Class B	(25,941)	(377,443)
Telia Co. AB	(139,762)	(550,857)
		(4,947,891)
Switzerland—(0.2)%
Barry Callebaut AG	(104)	(238,745)
Credit Suisse Group AG	(81,994)	(779,387)
Temenos AG	(6,477)	(776,364)
		(1,794,496)
United Kingdom—(1.2)%
AVEVA Group PLC	(41,525)	(1,647,787)
British Land Co. PLC	(7,068)	(52,851)
BT Group PLC	(333,472)	(883,258)
Croda International PLC	(3,827)	(413,308)
Entain PLC	(101,395)	(2,195,136)
Informa PLC	(37,235)	(281,659)
Land Securities Group PLC	(64,078)	(688,226)
Melrose Industries PLC	(438,844)	(893,932)
Ocado Group PLC	(83,915)	(1,709,816)
Pearson PLC	(125,271)	(1,045,943)
Rolls-Royce Holdings PLC	(1,136,421)	(1,781,318)
		(11,593,234)
United States—(0.0)%†
QIAGEN N.V.	(2,356)	(116,462)
Total common stocks (cost—$(138,516,795))		(130,376,338)
Preferred stock—(0.1)%
Germany—(0.1)%
Henkel AG & Co. KGaA (cost—$1,139,160)	(11,613)	(949,810)
	Number of rights
Rights—(0.0)%†
Spain—(0.0)%†
ACS Actividades de Construccion y Servicios SA expires (cost—$36,181)	(67,498)	(33,805)
Total investments sold short (proceeds—$139,692,136)		(131,359,953)
Liabilities in excess of other assets—(0.3)%		(2,733,846)
Net assets—100.0%		$994,522,447
For a listing of defined portfolio acronyms that are used throughout the Portfolio of investments as well as the tables that follow, please refer to the Glossary of terms used in the Portfolio of investments.

PACE International Equity Investments

Portfolio of investments—January 31, 2022 (unaudited)

Fair valuation summary

The following is a summary of the fair valuations according to the inputs used as of January 31, 2022 in valuing the Portfolio's investments. In the event a Portfolio holds investments for which fair value is measured using the NAV per share practical expedient (or its equivalent), a separate column will be added to the fair value hierarchy table; this is intended to permit reconciliation to the amounts presented in the Portfolio of investments:

Assets Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Common stocks	$76,523,810	$1,035,975,539	$—	$1,112,499,349
Preferred stocks	—	2,793,745	—	2,793,745
Short-term investments	—	7,347,504	—	7,347,504
Investment of cash collateral from securities loaned	—	5,975,648	—	5,975,648
Total	$76,523,810	$1,052,092,436	$—	$1,128,616,246
Liabilities
Investments sold short	$—	$(131,359,953)	$—	$(131,359,953)
Total	$—	$(131,359,953)	$—	$(131,359,953)

At January 31, 2022, there were no transfers in or out of Level 3.

Portfolio footnotes

*  Non-income producing security.

†  Amount represents less than 0.05% or (0.05)%.

1  Security, or portion thereof, pledged as collateral for investments sold short.

2  Security, or portion thereof, was on loan at the period end.

3  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities are considered liquid, unless noted otherwise, and may be resold in transactions exempt from registration, normally to qualified institutional buyers. Securities exempt from registration pursuant to Rule 144A, in the amount of $13,717,013, represented 1.4% of the Portfolio's net assets at period end.

4  Rates shown reflect yield at January 31, 2022.

See accompanying notes to financial statements.

PACE International Emerging Markets Equity Investments

Performance

For the six-months ended January 31, 2022, the Portfolio's Class P shares returned -3.90% before the deduction of the maximum PACE Select program fee.1 In comparison, the MSCI Emerging Markets Index (net) (the "benchmark") returned -4.59%. (Returns for all share classes over various time periods are shown in the "Performance at a glance" table on page 202. Please note that the returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.) For a detailed commentary on the market environment in general during the reporting period, please refer to page 3.

Investment Manager's comments2

The Portfolio outperformed its benchmark during the reporting period. Sector allocation was the primary driver of relative returns while stock selection was modestly negative. Sector allocation was beneficial relative to the benchmark due to the underweight to Health Care, the weakest sector during the reporting period, as well as the overweight to Financials. Stock selection was negative due to poor selection within Communication Services and Financials but partly offset by strong selection in Energy and Materials.

From a country perspective, stock selection was strong due to positive results in China and Brazil, which was partially offset by negative stock selection in India. Country allocation was negative due to the underweight to Taiwan and Saudi Arabia. The cash allocation was a modest tailwind for performance given the negative equity market return.

Style impact during the period was negative due to factors such as liquidity and residual volatility. Sub-advisors with more of a value or cyclical orientation tended to outperform in the period while growth orientation was more challenged. Energy was the top performing sector in the period.

Derivatives were not used during the reporting period.

1  Class P shares held through the PACE Select Advisors Program are subject to a maximum Program fee of 2.50%, which, if included, would have reduced performance. Class P shares held through other advisory programs also may be subject to a program fee, which, if included, would have reduced performance.

2  Performance is discussed on a gross-of-fees basis—meaning that no fees or expenses are reflected when discussed at the level of a subadvisor's sleeve (or subadvisors' sleeves, if applicable). Alternatively, performance at the overall Portfolio level is shown net of fees, which does factor in fees and expenses associated with the Portfolio.

PACE Select Advisors Trust – PACE International Emerging Markets Equity Investments

Investment Manager:

UBS Asset Management (Americas) Inc. ("UBS AM")

Investment Subadvisors:

Mondrian Investment Partners Limited ("Mondrian"); William Blair & Company L.L.C. ("William Blair");

RWC Asset Advisors (US) LLC ("RWC");

ARGA Investment Management LP ("ARGA")

Portfolio Management Team:

UBS AM: Mabel Lung, CFA, Fred Lee, CFA, Gina Toth, CFA, Mayoor Joshi, Edward Eccles and Christopher Andersen, CFA

Mondrian: Ginny Chong, Gregory Halton and Andrew Miller;

William Blair: Todd M. McClone and Jack Murphy;

RWC: John Malloy

ARGA: A. Rama Krishna, CFA, Takashi Ito, CFA and Sujith Kumar

Objective:

Capital appreciation

Investment process:

The main strategies of the current subadvisors include:

• A strategy using fundamental research to identify companies that are attractive based on a value-oriented dividend discount model and market analysis.

• A strategy that invests in mid and large cap companies with a quality growth orientation.

(continued on next page)

PACE International Emerging Markets Equity Investments

Investment process:
(concluded)

• A strategy that uses a disciplined, deep value strategy based on fundamental research.

• A strategy that combines top-down analyses of economic, political and social factors with bottom-up quantitative and qualitative fundamental research to seek to identify countries, sectors and companies with robust growth characteristics.

Mutual funds are sold by prospectus only. You should read it carefully and consider a fund's investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. Prospectuses for most of our funds can be obtained from your financial advisor, by calling UBS Funds at 800-647 1568 or by visiting our Website at www.ubs.com/am-us.

Special considerations

The Portfolio may be appropriate for long-term investors seeking capital appreciation who are able to withstand short-term fluctuations in the equity markets in return for potentially higher returns over the long term. The value of the Portfolio changes every day and can be affected by changes in interest rates, general market conditions, and other political, social and economic developments, as well as specific matters relating to the companies in whose securities the Portfolio invests. It is important to note that an investment in the Portfolio is only one component of a balanced investment plan. The value of the Portfolio's investments in foreign securities may fall due to adverse political, social and economic developments abroad, and due to decreases in foreign currency values relative to the US dollar. These risks are greater for investments in emerging market issuers than for issuers in more developed countries.

PACE International Emerging Markets Equity Investments

Performance at a glance (unaudited)

Average annual total returns for periods ended 01/31/22	6 months	1 year	5 years	10 years
Before deducting maximum sales charge
Class A1	(4.08)%	(4.13)%	8.04%	3.47%
Class Y2	(3.94)	(3.88)	8.32	3.72
Class P3	(3.90)	(3.84)	8.33	3.68
After deducting maximum sales charge
Class A1	(9.34)	(9.39)	6.82	2.88
MSCI Emerging Markets Index (net)[4]	(4.59)	(7.23)	8.30	4.16

Most recent calendar quarter-end returns (unaudited)

Average annual total returns for periods ended 12/31/21	6 months	1 year	5 years	10 years
Before deducting maximum sales charge
Class A1	(9.42)%	(1.95)%	9.23%	4.51%
Class Y2	(9.30)	(1.78)	9.49	4.78
Class P3	(9.29)	(1.73)	9.50	4.72
After deducting maximum sales charge
Class A1	(14.41)	(7.36)	8.00	3.93

The annualized gross and net expense ratios, respectively, for each class of shares as in the prospectuses dated November 26, 2021 were as follows: Class A—1.66% and 1.45%; Class Y—1.40% and 1.20%; and Class P—1.44% and 1.20%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Portfolio and UBS Asset Management (Americas) Inc. ("UBS AM") have entered into a written fee waiver/expense reimbursement agreement pursuant to which UBS AM is contractually obligated to waive its management fees and/or reimburse expenses so that the Portfolio's ordinary total operating expenses of each class through November 30, 2022 (excluding dividend expense, borrowing costs, and interest expense relating to short sales, and expenses attributable to investment in other investment companies, interest, taxes, brokerage commissions, trustee elections, as well as other matters related to shareholder meetings (unless specifically agreed by UBS AM) and extraordinary expenses) would not exceed Class A—1.45%; Class Y—1.20%; and Class P—1.20%. The Portfolio has agreed to repay UBS AM for any waived fees/reimbursed expenses to the extent that it can do so over the following three fiscal years without causing the Portfolio's expenses in any of those three years to exceed these expense caps and that UBS AM has not waived the right to do so. The fee waiver/ expense reimbursement agreement may be terminated by the Portfolio's board at any time and also will terminate automatically upon the expiration or termination of the Portfolio's advisory contract with UBS AM. Upon termination of the agreement, however, UBS AM's three year recoupment rights will survive.

1  Maximum sales charge for Class A shares is 5.5%. Class A shares bear ongoing 12b-1 service fees of 0.25% annually.

2  The Portfolio offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees.

3  Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees, but Class P shares held through advisory programs may be subject to a program fee, which, if included, would have reduced performance.

4  The MSCI Emerging Markets Index (net) is a market capitalization-weighted index composed of different emerging market countries in Europe, Latin America, and the Pacific Basin. Net total return indices reinvest dividends after the deduction of withholding taxes, using a tax rate applicable to nonresident institutional investors who do not benefit from double taxation treaties. The index is constructed and managed with a view to being fully investable from the perspective of international institutional investors. Investors should note that indices do not reflect the deduction of fees and expenses.

Prior to August 3, 2015, a 1% redemption fee was imposed on sales or exchanges of any class of shares of the Portfolio made during the specified holding period.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit www.ubs.com/us-mutualfundperformance.

PACE International Emerging Markets Equity Investments

Portfolio statistics and industry diversification—(unaudited)1

As a percentage of net assets as of January 31, 2022

Top ten holdings
Tencent Holdings Ltd.	3.8%
Alibaba Group Holding Ltd.	3.2
Taiwan Semiconductor Manufacturing Co. Ltd.	3.1
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	3.0
Reliance Industries Ltd.	2.6
MediaTek, Inc.	1.9
Baidu, Inc., ADR	1.9
Ping An Insurance Group Co. of China Ltd., Class H	1.7
SK Hynix, Inc.	1.6
Housing Development Finance Corp. Ltd.	1.6
Total	24.4%
Top five issuer breakdown by country or territory of origin
China	32.0%
India	12.4
South Korea	10.8
Taiwan	10.7
Brazil	7.3
Total	73.2%

1  The portfolio is actively managed and its composition will vary over time.

PACE International Emerging Markets Equity Investments

Portfolio statistics and industry diversification—(unaudited)

As a percentage of net assets as of January 31, 2022

Common stocks
Airlines	1.2%
Auto components	0.8
Automobiles	1.6
Banks	12.5
Beverages	0.7
Capital markets	0.6
Chemicals	2.1
Construction materials	0.7
Consumer finance	0.8
Diversified telecommunication services	0.5
Electrical equipment	1.1
Electronic equipment, instruments & components	2.4
Entertainment	0.8
Food & staples retailing	1.8
Food products	3.5
Gas utilities	0.6
Health care providers & services	1.3
Hotels, restaurants & leisure	3.4
Household durables	2.6
Independent power and renewable electricity producers	0.3
Insurance	4.8
Interactive media & services	8.3
Internet & direct marketing retail	6.4
IT services	3.5
Life sciences tools & services	0.2
Machinery	0.9
Metals & mining	4.7
Multiline retail	0.1
Common stocks—(concluded)
Oil, gas & consumable fuels	5.1%
Paper & forest products	0.6
Personal products	1.0
Pharmaceuticals	1.2
Professional services	0.6
Real estate management & development	1.8
Road & rail	0.6
Semiconductors & semiconductor equipment	11.3
Software	0.7
Specialty retail	0.5
Technology hardware, storage & peripherals	1.6
Textiles, apparel & luxury goods	0.6
Thrifts & mortgage finance	1.6
Transportation infrastructure	1.8
Wireless telecommunication services	0.5
Total common stocks	97.7
Preferred stocks
Banks	0.4
Chemicals	0.5
Technology hardware, storage & peripherals	0.3
Total preferred stocks	1.2
Short-term investments	0.9
Investment of cash collateral from securities loaned	0.8
Total investments	100.6
Liabilities in excess of other assets	(0.6)
Net assets	100.0%

PACE International Emerging Markets Equity Investments

Portfolio of investments—January 31, 2022 (unaudited)

	Number of shares	Value
Common stocks—97.7%
Argentina—1.3%
MercadoLibre, Inc.*	4,174	$4,725,218
Austria—0.3%
Mondi PLC	51,852	1,297,295
Brazil—6.9%
B3 SA—Brasil Bolsa Balcao	834,000	2,296,205
Banco Bradesco SA	607,200	2,149,745
Banco do Brasil SA	709,800	4,365,656
Hapvida Participacoes e Investimentos SA1	636,800	1,518,218
Hypera SA	165,400	969,020
Itau Unibanco Holding SA, ADR	90,395	426,664
Locaweb Servicos de Internet SA*,1	384,200	701,821
Notre Dame Intermedica Participacoes SA	76,100	1,020,380
Petroleo Brasileiro SA, ADR	348,728	4,655,519
Raia Drogasil SA	199,300	869,247
Rumo SA*	807,100	2,374,136
Suzano SA	81,200	905,264
TOTVS SA	279,500	1,530,115
Vale SA, ADR	39,350	597,333
WEG SA	206,800	1,252,460
		25,631,783
Canada—0.7%
Barrick Gold Corp.	41,766	799,819
Ivanhoe Mines Ltd., Class A*,2	206,338	1,767,707
		2,567,526
Chile—0.7%
Sociedad Quimica y Minera de Chile SA, ADR	48,684	2,636,239
China—32.0%
Aier Eye Hospital Group Co. Ltd., Class A	144,031	738,185
Airtac International Group	36,000	1,263,925
Alibaba Group Holding Ltd.*	749,332	11,744,701
Autohome, Inc., ADR	32,712	1,089,964
Baidu, Inc., ADR*	43,824	7,000,446
Bilibili, Inc., ADR*,2	14,055	496,001
Bilibili, Inc., Class Z*	17,740	619,818
China Medical System Holdings Ltd.	298,000	499,010
China Merchants Bank Co. Ltd., Class H	167,500	1,399,985
China Merchants Port Holdings Co. Ltd.	1,771,836	3,274,651
China Overseas Land & Investment Ltd.	564,000	1,664,633
China Resources Power Holdings Co. Ltd.	516,000	1,256,606
China Southern Airlines Co. Ltd., Class H*,2	1,846,000	1,181,893
China Tourism Group Duty Free Corp. Ltd., Class A	53,519	1,755,535
Country Garden Services Holdings Co. Ltd.	147,000	868,360
CSPC Pharmaceutical Group Ltd.	1,284,400	1,561,046
Dongfeng Motor Group Co. Ltd., Class H*	1,986,000	1,751,344
Foshan Haitian Flavouring & Food Co. Ltd., Class A	131,950	2,021,367
Fujian Sunner Development Co. Ltd., Class A	553,900	1,846,318
Geely Automobile Holdings Ltd.	592,000	1,281,536
Ginlong Technologies Co. Ltd., Class A	13,000	490,330
Gree Electric Appliances, Inc. of Zhuhai, Class A*	891,400	5,348,565
Hello Group Inc.,ADR	153,100	1,489,663
Hengan International Group Co. Ltd.	119,500	584,153
Huazhu Group Ltd.*	52,000	204,980
	Number of shares	Value
Common stocks—(continued)
China—(concluded)
Huazhu Group Ltd., ADR*	42,262	$1,670,194
JD.com, Inc, Class A*	10,670	404,408
Jiangsu Yanghe Brewery Joint-Stock Co. Ltd., Class A	13,600	337,793
Kunlun Energy Co. Ltd.	2,096,000	2,173,651
Kweichow Moutai Co. Ltd., Class A	6,000	1,793,717
Lenovo Group Ltd.	1,192,000	1,291,780
Longfor Group Holdings Ltd.[1]	147,500	884,827
LONGi Green Energy Technology Co. Ltd., Class A*	224,380	2,515,312
Luxshare Precision Industry Co. Ltd., Class A	290,600	2,179,328
Meituan, Class B*,1	121,700	3,630,840
Midea Group Co. Ltd., Class A	371,500	4,319,360
NetEase, Inc.	34,175	713,556
Ningbo Huaxiang Electronic Co. Ltd., Class A	140,900	441,405
Ningbo Ronbay New Energy Technology Co. Ltd., Class A	20,654	419,904
PICC Property & Casualty Co. Ltd., Class H	3,898,000	3,631,971
Ping An Insurance Group Co. of China Ltd., Class A	297,001	2,348,840
Ping An Insurance Group Co. of China Ltd., Class H	779,500	6,185,971
QuakeSafe Technologies Co. Ltd., Class A	79,600	1,111,152
Shanghai Mechanical and Electrical Industry Co. Ltd.,Class A	851,200	1,932,525
Shenzhou International Group Holdings Ltd.	53,700	996,400
Sinopharm Group Co. Ltd., Class H	610,000	1,364,444
Sunac China Holdings Ltd.	1,276,000	1,572,442
Tencent Holdings Ltd.	224,402	14,061,540
Tingyi Cayman Islands Holding Corp.	478,000	990,313
Travelsky Technology Ltd., Class H	762,000	1,428,020
Trip.Com Group Ltd., ADR*	75,493	2,008,869
Weibo Corp. ADR*	30,035	1,040,713
Wingtech Technology Co. Ltd., Class A	109,100	1,860,350
Wuliangye Yibin Co. Ltd., Class A	14,600	459,619
Yuan Longping High-tech Agriculture Co. Ltd., Class A*	479,500	1,404,015
Yum China Holdings, Inc.	6,238	300,484
Zhangzhou Pientzehuang Pharmaceutical Co. Ltd., Class A	27,400	1,553,264
		118,460,022
Czech Republic—0.4%
Komercni banka A.S.	35,418	1,570,551
Greece—0.2%
Eurobank Ergasias Services and Holdings SA, Class A*	541,414	612,340
Hong Kong—0.7%
WH Group Ltd.[1]	3,973,186	2,658,100
India—12.4%
Asian Paints Ltd.	39,136	1,658,428
Axis Bank Ltd.*	36,894	386,376
Bajaj Finance Ltd.	17,991	1,703,944
Britannia Industries Ltd.	33,079	1,572,856
DLF Ltd.	80,784	427,799
Havells India Ltd.	80,490	1,286,577
HCL Technologies Ltd.	36,539	542,267

PACE International Emerging Markets Equity Investments

Portfolio of investments—January 31, 2022 (unaudited)

	Number of shares	Value
Common stocks—(continued)
India—(concluded)
HDFC Bank Ltd.	169,627	$3,411,384
Housing Development Finance Corp. Ltd.	170,111	5,804,313
Indian Hotels Co. Ltd.	166,692	485,930
Infosys Ltd.	175,923	4,139,063
Infosys Ltd., ADR	13,807	325,431
InterGlobe Aviation Ltd.*,1	131,055	3,282,607
Maruti Suzuki India Ltd.	8,500	984,758
Motherson Sumi Systems Ltd.[6]	887,395	2,152,150
Motherson Sumi Wiring India	887,395	473,888
Reliance Industries Ltd.	301,118	9,704,180
SBI Cards & Payment Services Ltd.*	115,970	1,374,847
State Bank of India[3]	25,611	1,855,454
Tata Consultancy Services Ltd.	22,943	1,155,314
UPL Ltd.	291,237	3,051,308
		45,778,874
Indonesia—1.6%
Bank Central Asia Tbk. PT	5,957,000	3,168,511
Bank Mandiri Persero Tbk. PT	2,192,300	1,148,783
Bank Rakyat Indonesia Persero Tbk. PT	5,156,788	1,467,804
		5,785,098
Kazakhstan—0.1%
NAC Kazatomprom JSC, GDR	6,500	204,720
Macau—2.1%
Galaxy Entertainment Group Ltd.*	590,000	3,416,845
Sands China Ltd.*	1,631,200	4,548,522
		7,965,367
Mexico—2.3%
Cemex SAB de CV, ADR*	235,226	1,439,583
Grupo Aeroportuario del Pacifico SAB de CV, Class B*	256,500	3,526,564
Grupo Financiero Banorte SAB de CV, Class O	106,878	677,391
Wal-Mart de Mexico SAB de CV	798,600	2,715,426
		8,358,964
Peru—0.8%
Credicorp Ltd.	20,772	2,974,966
Philippines—0.2%
Monde Nissin Corp.*,1	1,794,000	577,831
Poland—0.9%
Allegro.eu SA*,1	118,312	1,096,559
Powszechny Zaklad Ubezpieczen SA	273,013	2,430,817
		3,527,376
Russia—3.8%
Alrosa PJSC	1,839,700	2,706,388
Fix Price Group Ltd.[3]	60,167	343,462
Gazprom PJSC, ADR[4,5]	111,460	970,294
HeadHunter Group PLC, ADR	50,647	2,244,169
LUKOIL PJSC, ADR[4]	13,640	1,212,187
Polymetal International PLC	32,540	467,555
Rosneft Oil Co. PJSC	278,307	2,075,559
	Number of shares	Value
Common stocks—(continued)
Russia—(concluded)
Sberbank of Russia PJSC, ADR	140,984	$1,977,720
Yandex N.V., Class A*	44,543	2,140,737
		14,138,071
Saudi Arabia—1.6%
Delivery Hero SE*,1	14,419	1,113,002
Saudi Arabian Mining Co.*	22,042	543,219
Saudi National Bank	112,657	2,221,194
Saudi Telecom Co.	60,555	1,905,123
		5,782,538
South Africa—2.5%
Absa Group Ltd.	150,023	1,662,592
Capitec Bank Holdings Ltd.	24,440	3,217,422
Clicks Group Ltd.	92,498	1,771,337
Gold Fields Ltd., ADR[2]	253,088	2,682,733
MTN Group Ltd.*	8,626	108,480
		9,442,564
South Korea—10.3%
Coupang, Inc.*,2	46,174	961,343
DB Insurance Co. Ltd.*	49,808	2,494,885
Doosan Fuel Cell Co. Ltd.*	14,592	427,575
Douzone Bizon Co. Ltd.*	21,544	954,939
Fila Holdings Corp.*	44,559	1,100,842
Hana Financial Group, Inc.	53,414	2,012,553
Kakao Corp.*	19,219	1,388,220
KakaoBank Corp.*,2	20,263	703,955
KB Financial Group, Inc.	42,113	2,087,107
Kia Corp.	26,528	1,849,684
LG Chem Ltd.*	1,020	546,781
LG Household & Health Care Ltd.	2,370	1,927,871
NAVER Corp.	9,565	2,526,505
POSCO	10,723	2,398,664
Samsung Biologics Co. Ltd.*,1	1,198	741,657
Samsung Electronics Co. Ltd.	75,141	4,673,701
Samsung Fire & Marine Insurance Co. Ltd.	4,909	820,546
Shinhan Financial Group Co. Ltd.	29,422	942,362
SK Hynix, Inc.	57,114	5,911,742
SK Square Co. Ltd.*	27,600	1,259,228
SK Telecom Co. Ltd.	34,237	1,629,513
WONIK IPS Co. Ltd.*	24,214	799,102
		38,158,775
Taiwan—10.7%
Alchip Technologies Ltd.	20,000	693,854
CTBC Financial Holding Co. Ltd.	865,934	870,531
Delta Electronics, Inc.	121,000	1,193,719
E. Sun Financial Holding Co. Ltd.	1,501,483	1,578,945
eMemory Technology, Inc.	22,000	1,284,361
FLEXium Interconnect, Inc.*	231,000	820,033
HON HAI Precision Industry Co. Ltd.	557,000	2,082,582
MediaTek, Inc.	179,469	7,128,363
Sea Ltd., ADR*	6,331	951,613
Taiwan Semiconductor Manufacturing Co. Ltd.	493,231	11,404,481
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	89,332	10,954,783

PACE International Emerging Markets Equity Investments

Portfolio of investments—January 31, 2022 (unaudited)

	Number of shares	Value
Common stocks—(concluded)
Taiwan—(concluded)
Zhen Ding Technology Holding Ltd.	242,000	$834,206
		39,797,471
Thailand—1.2%
Bangkok Bank PCL NVDR	722,800	2,957,078
CP ALL PCL	731,400	1,378,446
		4,335,524
Turkey—0.1%
Turkiye Garanti Bankasi A.S.	459,126	411,540
United Arab Emirates—0.3%
Network International Holdings PLC*,1	312,256	1,111,914
United Kingdom—0.3%
Unilever PLC	22,136	1,130,646
United States—1.3%
Globant SA*	10,750	2,743,185
JBS SA	309,600	2,045,887
		4,789,072
Uruguay—0.2%
Dlocal Ltd.*	23,393	699,919
Vietnam—0.5%
Hoa Phat Group JSC	394,143	740,815
Vincom Retail JSC*	727,320	1,136,757
		1,877,572
Zambia—1.3%
First Quantum Minerals Ltd.	194,813	4,798,486
Total common stocks (cost—$330,664,630)		361,806,362
	Number of shares	Value
Preferred stocks—1.2%
Brazil—0.4%
Banco Bradesco SA	204,090	$876,302
Itausa SA	277,759	533,016
		1,409,318
Chile—0.3%
Sociedad Quimica y Minera de Chile SA, Class B	22,804	1,221,243
South Korea—0.5%
LG Chem Ltd.*	2,798	710,275
Samsung Electronics Co. Ltd.	20,792	1,169,493
		1,879,768
Total preferred stocks (cost—$4,419,148)		4,510,329
Short-term investments—0.9%
Investment companies—0.9%
State Street Institutional U.S. Government Money Market Fund, 0.030%[7] (cost—$3,471,387)	3,471,387	3,471,387
Investment of cash collateral from securities loaned—0.8%
Money market funds—0.8%
State Street Navigator Securities Lending Government Money Market Portfolio, 0.040%[7] (cost—$2,890,757)	2,890,757	2,890,757
Total investments (cost—$341,445,922)—100.6%		372,678,835
Liabilities in excess of other assets—(0.6)%		(2,376,550)
Net assets—100.0%		$370,302,285

For a listing of defined portfolio acronyms that are used throughout the Portfolio of investments as well as the tables that follow, please refer to the Glossary of terms used in the Portfolio of investments.

Forward foreign currency contracts

Counterparty	Sell		Purchase		Settlement date	Unrealized appreciation (depreciation)
SSC	USD	96,359	HKD	750,739	02/04/22	$(73)
SSC	USD	259,726	HKD	2,025,159	02/07/22	8
Net unrealized appreciation (depreciation)						$(65)

PACE International Emerging Markets Equity Investments

Portfolio of investments—January 31, 2022 (unaudited)

Fair valuation summary

The following is a summary of the fair valuations according to the inputs used as of January 31, 2022 in valuing the Portfolio's investments. In the event a Portfolio holds investments for which fair value is measured using the NAV per share practical expedient (or its equivalent), a separate column will be added to the fair value hierarchy table; this is intended to permit reconciliation to the amounts presented in the Portfolio of investments:

Assets Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Common stocks	$96,809,078	$264,997,284	$—	$361,806,362
Preferred stocks	1,409,317	3,101,012	—	4,510,329
Short-term investments	—	3,471,387	—	3,471,387
Investment of cash collateral from securities loaned	—	2,890,757	—	2,890,757
Forward foreign currency contracts	—	8	—	8
Total	$98,218,395	$274,460,448	$—	$372,678,843
Liabilities
Forward foreign currency contracts	$—	$(73)	$—	$(73)

At January 31, 2022, there were no transfers in or out of Level 3.

Portfolio footnotes

*  Non-income producing security.

†  Amount represents less than 0.05% or (0.05)%.

1  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities are considered liquid, unless noted otherwise, and may be resold in transactions exempt from registration, normally to qualified institutional buyers. Securities exempt from registration pursuant to Rule 144A, in the amount of $17,317,376, represented 4.7% of the Portfolio's net assets at period end.

2  Security, or portion thereof, was on loan at the period end.

3  Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration.

4  Security is traded on the Turquoise Exchange.

5  Security is traded on the over-the-counter ("OTC") market.

6  Security is being fair valued by a valuation committee under the direction of the board of trustees.

7  Rates shown reflect yield at January 31, 2022.

See accompanying notes to financial statements.

PACE Global Real Estate Securities Investments

Performance

For the six-months ended January 31, 2022, the Portfolio's Class P shares returned -1.97% before the deduction of the maximum PACE Select program fee.1 In comparison, the FTSE EPRA/NAREIT Developed Index (the "benchmark") returned -0.56%. (Returns for all share classes over various time periods are shown in the "Performance at a glance" table on page 211. Please note that the returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.) For a detailed commentary on the market environment in general during the reporting period, please refer to page 3.

Subadvisor's comments2

The Portfolio underperformed its benchmark during the reporting period. The Portfolio's holdings of securities within the integrated telecommunications services industry detracted from performance. Here, owning shares of wireless telecommunications firm Cellnex Telecom (Spain) and telecommunication towers operator Helios Towers dampened our returns, and we eliminated both positions after the reporting period. Stock selection within the residential REITs industry also weighed on results. However, there were no individual securities within this industry that were among the Portfolio's top detractors over the period. Elsewhere, not owning both self-storage facility operator Public Storage and industrial and medical property manager Duke Realty, and the timing of our position in office and retail space developer Mapletree Commercial Trust (Singapore), held back performance. We sold our position in Mapletree Commercial Trust after the period. Overweighting shares of logistics property developer Mapletree Logistics Trust (Singapore) and residential property developers LEG Immobilien (Germany), Advance Residence Investment (Japan) also hindered our performance. Lastly, health care services provider Encompass Health detracted from returns and we eliminated the position after the reporting period.

Securities in other industries that were among the Portfolio's top contributors included overweight positions in logistics property developer Prologis, self-storage property operator Extra Space Storage, data center firm CoreSite Realty (acquired by American Tower November 15, 2021), warehouse and logistics property manager Granite Real Estate Investment Trust (Canada), shopping center developer Brixmor Property Group, storage facility operator National Storage REIT, and multi-family community property developer AvalonBay Communities. An underweight in co-location and data center company Equinix, holding shares of forest product and timberland company Weyerhaeuser, and not owning shares of temperature-controlled warehouse

1  Class P shares held through the PACE Select Advisors Program are subject to a maximum Program fee of 2.50%, which, if included, would have reduced performance. Class P shares held through other advisory programs also may be subject to a program fee, which, if included, would have reduced performance.

2  Performance is discussed on a gross-of-fees basis—meaning that no fees or expenses are reflected when discussed at the level of a subadvisor's sleeve (or subadvisors' sleeves, if applicable). Alternatively, performance at the overall Portfolio level is shown net of fees, which does factor in fees and expenses associated with the Portfolio.

PACE Select Advisors Trust –
PACE Global Real Estate Securities Investments

Investment Manager:

UBS Asset Management (Americas) Inc. ("UBS AM")

Investment Subadvisors:

Brookfield Public Securities Group LLC (f/k/a Brookfield Investment Management Inc.) ("Brookfield") (terminated effective close of business on August 18, 2021);

Massachusetts Financial Services Company (d/b/a MFS Investment Management) ("MFS")

Portfolio Management Team:

UBS AM: Mabel Lung, CFA, Fred Lee, CFA, Gina Toth, CFA, Mayoor Joshi, Edward Eccles and Christopher Andersen, CFA

Brookfield: Jason Baine and Bernhard Krieg

MFS: Rick Gable

Objective:

Total Return

Investment process:

The main strategies of the subadvisors include:

• a strategy that involves achieving total returns by investing in a diversified portfolio of global securities of companies primarily in the real estate industry.

• a strategy that focuses on investments in equity REITs as well as similar entities formed under the laws of non-US countries, and the subadvisor may also invest in mortgage REITs, hybrid REITs and other US and foreign real estate-related investments, including emerging market real estate-related investments.

PACE Global Real Estate Securities Investments

Subadvisor's comments – concluded

operator Americold Realty Trust also supported relative results. We eliminated our position in Weyerhaeuser after the reporting period.

The Portfolio did not utilize derivatives during the reporting period.

Mutual funds are sold by prospectus only. You should read it carefully and consider a fund's investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. Prospectuses for most of our funds can be obtained from your financial advisor, by calling UBS Funds at 800-647 1568 or by visiting our Website at www.ubs.com/am-us.

Special considerations

The Portfolio may be appropriate for long-term investors seeking to diversify a portion of their assets into real estate related investments. Investors should be willing to withstand short-term fluctuations in the equity and real estate markets in return for potentially higher returns over the long term. The value of the Portfolio changes every day and can be affected by changes in interest rates, general market conditions, and other political, social and economic developments, as well as specific matters relating to the companies or issuers in whose securities the Portfolio invests. The value of the Portfolio's investments in foreign securities may fall due to adverse political, social, and economic developments abroad, and due to decreases in foreign currency values relative to the US dollar. These risks are greater for investments in emerging market issuers than for issuers in more developed countries. There are certain risks associated with investing in real estate-related investments, including sensitivity to economic downturns, interest rates, declines in property values and variation in property management.

PACE Global Real Estate Securities Investments

Performance at a glance (unaudited)

Average annual total returns for periods ended 01/31/22	6 months	1 year	5 years	10 years
Before deducting maximum sales charge
Class A1	(2.12)%	23.74%	5.47%	6.92%
Class P2	(1.97)	23.96	5.74	7.20
After deducting maximum sales charge
Class A1	(7.51)	16.90	4.29	6.32
FTSE EPRA Nareit Developed Index[3]	(0.56)	20.88	7.42	8.12

Most recent calendar quarter-end returns (unaudited)

Average annual total returns for periods ended 12/31/21	6 months	1 year	5 years	10 years
Before deducting maximum sales charge
Class A1	10.38%	32.65%	7.47%	8.60%
Class P2	10.58	33.01	7.75	8.89
After deducting maximum sales charge
Class A1	4.33	25.40	6.25	7.99

The annualized gross and net expense ratios, respectively, for each class of shares as in the prospectuses dated November 26, 2021 were as follows: Class A—1.62% and 1.45% and Class P—1.65% and 1.20%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Portfolio and UBS Asset Management (Americas) Inc. ("UBS AM") have entered into a written fee waiver/expense reimbursement agreement pursuant to which UBS AM is contractually obligated to waive its management fees and/or reimburse expenses so that the Portfolio's ordinary total operating expenses of each class through November 30, 2022 (excluding dividend expense, borrowing costs, and interest expense relating to short sales, and expenses attributable to investment in other investment companies, interest, taxes, brokerage commissions, trustee elections, as well as other matters related to shareholder meetings (unless specifically agreed by UBS AM) and extraordinary expenses) would not exceed Class A—1.45% and Class P—1.20%. The Portfolio has agreed to repay UBS AM for any waived fees/reimbursed expenses to the extent that it can do so over the following three fiscal years without causing the Portfolio's expenses in any of those three years to exceed these expense caps and that UBS AM has not waived the right to do so. The fee waiver/expense reimbursement agreement may be terminated by the Portfolio's board at any time and also will terminate automatically upon the expiration or termination of the Portfolio's advisory contract with UBS AM. Upon termination of the agreement, however, UBS AM's three year recoupment rights will survive.

1  Maximum sales charge for Class A shares is 5.5%. Class A shares bear ongoing 12b-1 service fees of 0.25% annually.

2  Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees, but Class P shares held through advisory programs may be subject to a program fee, which, if included, would have reduced performance.

3  The FTSE EPRA Nareit Developed Index is designed to measure the stock performance of companies engaged in certain real estate activities of the North American, UK, European and Asian real estate markets. Relevant real estate activities are defined as the ownership, trading and development of income-producing real estate. Investors should note that indices do not reflect the deduction of fees and expenses.

Prior to August 3, 2015, a 1% redemption fee was imposed on sales or exchanges of any class of shares of the Portfolio made during the specified holding period.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit www.ubs.com/us-mutualfundperformance.

PACE Global Real Estate Securities Investments

Portfolio statistics and industry diversification—(unaudited)1

As a percentage of net assets as of January 31, 2022

Top ten holdings
Prologis, Inc.	7.8%
Equinix, Inc.	3.7
Simon Property Group, Inc.	3.6
Extra Space Storage, Inc.	3.0
Vonovia SE	3.0
American Homes 4 Rent, Class A	2.9
AvalonBay Communities, Inc.	2.8
Goodman Group	2.8
Sun Communities, Inc.	2.6
Equity Lifestyle Properties, Inc.	2.5
Total	34.7%
Top five issuer breakdown by country or territory of origin
United States	59.8%
United Kingdom	6.2
Japan	5.2
Germany	4.5
Australia	4.4
Total	80.1%

1  The Portfolio is actively managed and its composition will vary over time.

PACE Global Real Estate Securities Investments

Portfolio statistics and industry diversification—(unaudited)1

As a percentage of net assets as of January 31, 2022

Common stocks
Apartments	10.1%
Building & Construct-Misc	1.8
Building-Heavy Construction	4.0
Diversified	17.3
Health care	4.1
Hotels	2.0
Manufactured homes	5.1
Office property	5.0
Physical Therapy/Rehabilitation Centers	1.0
Real estate management/service	4.9
Real estate operations/development	10.2
Regional malls	3.6
Shopping centers	5.0
Single Tenant	2.7
Storage	6.5
Warehouse/industrial	15.3
Total common stocks	98.6
Short-term investments	1.4
Investment of cash collateral from securities loaned	1.5
Total investments	101.5
Liabilities in excess of other assets	(1.5)
Net assets	100.0%

PACE Global Real Estate Securities Investments

Portfolio of investments—January 31, 2022 (unaudited)

	Number of shares	Value
Common stocks—98.6%
Australia—4.4%
Goodman Group	184,139	$3,040,453
National Storage REIT	973,563	1,706,718
		4,747,171
Belgium—3.8%
Shurgard Self Storage SA	27,399	1,579,365
Warehouses De Pauw CVA	58,100	2,499,540
		4,078,905
Brazil—0.3%
Multiplan Empreendimentos Imobiliarios SA	70,609	285,888
Canada—3.5%
Allied Properties REIT	23,127	813,807
Brookfield Asset Management, Inc., Class A	15,126	832,962
Granite REIT	28,625	2,172,631
		3,819,400
China—1.9%
ESR Cayman Ltd.*,1	593,800	2,013,397
Germany—4.5%
LEG Immobilien SE	12,078	1,602,252
Vonovia SE	57,269	3,261,800
		4,864,052
Hong Kong—2.3%
Sino Land Co. Ltd.	824,000	1,067,652
Swire Properties Ltd.	534,600	1,425,095
		2,492,747
Japan—5.2%
Advance Residence Investment Corp.[2]	527	1,553,750
Heiwa Real Estate Co. Ltd.	7,800	266,449
Japan Logistics Fund, Inc.[2]	465	1,288,901
Katitas Co. Ltd.	65,700	2,003,918
Star Asia Investment Corp.[2]	1,108	583,100
		5,696,118
Mexico—1.5%
Corp Inmobiliaria Vesta SAB de CV	397,557	752,984
Fibra Uno Administracion SA de CV	830,827	853,865
		1,606,849
Singapore—2.0%
Ascendas India Trust	866,500	836,248
Capitaland Investment Ltd.*	241,000	618,375
Mapletree Logistics Trust	581,500	731,831
		2,186,454
Spain—1.7%
Cellnex Telecom SA1,2	41,226	1,869,417
Tanzania, United Republic Of—1.5%
Helios Towers PLC*,2	805,497	1,665,127
	Number of shares	Value
Common stocks—(concluded)
United Kingdom—6.2%
Big Yellow Group PLC	100,205	$2,021,867
Grainger PLC	451,571	1,839,007
Shaftesbury PLC[2]	245,228	2,059,081
UNITE Group PLC	55,936	782,614
		6,702,569
United States—59.8%
Alexandria Real Estate Equities, Inc.	11,063	2,155,515
American Homes 4 Rent, Class A	81,056	3,171,721
American Tower Corp.	6,087	1,530,881
AvalonBay Communities, Inc.	12,592	3,075,344
Boston Properties, Inc.	11,984	1,343,167
Brixmor Property Group, Inc.	83,704	2,122,734
Douglas Emmett, Inc.	33,964	1,060,356
Encompass Health Corp.	17,886	1,109,647
Equinix, Inc.	5,609	4,065,964
Equity Lifestyle Properties, Inc.	34,372	2,690,984
Extra Space Storage, Inc.	16,632	3,296,296
Host Hotels & Resorts, Inc.*	123,098	2,134,519
Medical Properties Trust, Inc.	89,101	2,027,939
Mid-America Apartment Communities, Inc.	11,728	2,423,943
National Retail Properties, Inc.	40,823	1,811,725
Phillips Edison & Co., Inc.	55,385	1,745,735
Prologis, Inc.	54,049	8,475,964
Rayonier, Inc.	56,936	2,080,441
SBA Communications Corp.	2,483	808,068
Simon Property Group, Inc.	26,449	3,893,293
STAG Industrial, Inc.	38,850	1,660,061
STORE Capital Corp.	34,941	1,107,979
Sun Communities, Inc.	14,816	2,799,631
Urban Edge Properties	88,348	1,611,468
VICI Properties, Inc.[2]	78,860	2,256,973
Welltower, Inc.	27,553	2,386,916
Weyerhaeuser Co.	52,870	2,137,534
		64,984,798
Total common stocks (cost—$97,711,779)		107,012,892
Short-term investments—1.4%
Investment companies—1.4%
State Street Institutional U.S. Government Money Market Fund, 0.030%[3] (cost—$1,544,007)	1,544,007	1,544,007
Investment of cash collateral from securities loaned—1.5%
Money market funds—1.5%
State Street Navigator Securities Lending Government Money Market Portfolio, 0.040%[3] (cost—$1,651,793)	1,651,793	1,651,793
Total investments (cost—$100,907,579)—101.5%		110,208,692
Liabilities in excess of other assets—(1.5)%		(1,610,281)
Net assets—100.0%		$108,598,411

PACE Global Real Estate Securities Investments

Portfolio of investments—January 31, 2022 (unaudited)

For a listing of defined portfolio acronyms that are used throughout the Portfolio of investments as well as the tables that follow, please refer to the Glossary of terms used in the Portfolio of investments.

Fair valuation summary

The following is a summary of the fair valuations according to the inputs used as of January 31, 2022 in valuing the Portfolio's investments. In the event a Portfolio holds investments for which fair value is measured using the NAV per share practical expedient (or its equivalent), a separate column will be added to the fair value hierarchy table; this is intended to permit reconciliation to the amounts presented in the Portfolio of investments:

Assets Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Common stocks	$70,696,935	$36,315,957	$—	$107,012,892
Short-term investments	—	1,544,007	—	1,544,007
Investment of cash collateral from securities loaned	—	1,651,793	—	1,651,793
Total	$70,696,935	$39,511,757	$—	$110,208,692

At January 31, 2022, there were no transfers in or out of Level 3.

Portfolio footnotes

*  Non-income producing security.

1  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities are considered liquid, unless noted otherwise, and may be resold in transactions exempt from registration, normally to qualified institutional buyers. Securities exempt from registration pursuant to Rule 144A, in the amount of $3,882,814, represented 3.6% of the Portfolio's net assets at period end.

2  Security, or portion thereof, was on loan at the period end.

3  Rates shown reflect yield at January 31, 2022.

See accompanying notes to financial statements.

PACE Alternative Strategies Investments

Performance

For the six-months ended January 31, 2022, the Portfolio's Class P shares returned -0.42% before the deduction of the maximum PACE Select program fee.1 In comparison, the FTSE Three-Month US Treasury Bill Index (the "benchmark") returned 0.02%, the Bloomberg Global Aggregate Index returned -4.82%, the MSCI World Index (net) returned 0.26%, the HFRI Fund of Funds Composite Index returned -1.02%. (Returns for all share classes over various time periods are shown in the "Performance at a glance" table on page 219. Please note that the returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.) For a detailed commentary on the market environment in general during the reporting period, please refer to page 3.

Investment Manager's comments2,3

(Please note that while the subadvisor outperformed the benchmark on a gross-of-fees basis, the Portfolio underperformed net of fees, as reported in the "Performance at a glance" table. As stated in footnote two, the comments that follow address performance on a gross-of-fees basis.)

The Portfolio outperformed the benchmark during the reporting period. This was primarily driven by allocations to equity hedged strategies. Specifically, tilts toward certain valuation metrics, such as sales-to-price, forward earnings-to-price and historical earnings-to-price were the top drivers of performance. In addition, tilts toward earnings estimate revisions also helped during the period. From a sector perspective, positioning in consumer and industrial sectors produced the most positive results. Negatively impacting results was an emphasis on quality, as tilts to return-on-assets and profit margin were challenged and detracted from performance. An emphasis on low beta stocks also positively impacted performance, as low beta securities outperformed high beta securities. (Beta is a measure of volatility or risk relative to the market as a whole.) Meanwhile, portfolio hedges detracted from returns, providing a partial offset to the positive return drivers. The largest detractors included mega-cap names in technology and stocks in the communication sector which rallied over the period.

1  Class P shares held through the PACE Select Advisors Program are subject to a maximum Program fee of 2.50%, which, if included, would have reduced performance. Class P shares held through other advisory programs also may be subject to a program fee, which, if included, would have reduced performance.

2  A long position in a security is implemented by purchasing a security with the expectation that it will rise in value. A short position in a security may be taken when an investor believes that a security, or investment, is overpriced and expects it to fall in value. A short position is typically implemented by first borrowing the investment and then selling it. The investor then seeks to buy the investment at a later date ideally at a lower price to replace the security that had been borrowed, thereby earning a profit on the transaction.

3  Performance is discussed on a gross-of-fees basis—meaning that no fees or expenses are reflected when discussed at the level of a subadvisor's sleeve (or subadvisors' sleeves, if applicable). Alternatively, performance at the overall Portfolio level is shown net of fees, which does factor in fees and expenses associated with the Portfolio.

PACE Select Advisors Trust –
PACE Alternative Strategies Investments

Investment Manager and Portfolio Sleeve Advisor:

UBS Asset Management (Americas) Inc. ("UBS AM")

Investment Subadvisors:

Allspring Global Investments, LLC (formerly, Wells Capital Management Incorporated ("Allspring");
First Quadrant L.P. ("First Quadrant");
Sirios Capital Management, L.P. ("Sirios");

Aviva Investors Americas, LLC ("Aviva");

PCJ Investment Counsel LTD ("PCJ")

Kettle Hill Capital Management, LLC ("Kettle Hill")

Magnetar Asset Management, LLC ("Magnetar");
DLD Asset Management, L.P. ("DLD")

Portfolio Management Team:

UBS AM: Mabel Lung, CFA, Gina Toth, CFA, Fred Lee CFA, Edward Eccles, Christopher Andersen, CFA, David Kelly and Mayoor Joshi

Allspring: Dennis Bein, David Krider and Harindra de Silva;

First Quadrant: Dori Levanoni and Jeppe Ladekarl;

Magnetar: Devin Dallaire

DLD: Sudeep Duttaroy and Mark Friedman

Aviva: Peter Fitzgerald and Ian Pizer

(continued on next page)

PACE Alternative Strategies Investments

Investment Manager's comments – concluded

The largest offset to performance by category was an allocation to a tactical currency strategy that primarily functions as a diversifier within the overall portfolio. Performance for the period was driven by the fact that currency markets were more heavily influenced by COVID-19 risks than underlying fundamentals. The strategy's quantitative models, particularly the inflation-related and fair value models, drove results. The inflation-related models led the strategy to be long the Canadian dollar and short the Japanese yen. Unfortunately, the yen strengthened as the Bank of Japan reiterated prolonged accommodation and the Canadian dollar weakened as the Bank of Canada moved forward its interest rate guidance. The strategy's fair value models drove the strategy to be long the euro and Swedish krona. Both currencies weakened over the period on dovishness from the European Central Bank and Riksbank, respectively.

Derivatives were used in the Portfolio to gain economic exposure and for hedging or risk management purposes across currencies, fixed income and equity markets. The derivatives utilized over the period primarily included currency forwards (both deliverable and non-deliverable), options, futures, forwards and swaps.

Portfolio Management
Team (concluded)

PCJ: Adam Posman, Heiki Altosaar, Kevin Kingsley and Jenny Yan

Kettle Hill: Andrew Y. Kurita

UBS AM sleeve: Mabel Lung, Gina Toth, Fred Lee, and Edward Eccles, Christopher Andersen, CFA, David Kelly and Mayoor Joshi;

Sirios: John F. Brennan, Jr.

Objective:

Long-term capital appreciation

PACE Alternative Strategies Investments

Investment process

The main strategies of the subadvisors include:

• An "opportunistic strategy" in which UBS AM allocates a portion of the fund's assets primarily to unaffiliated actively- and passively- managed pooled investment vehicles that UBS AM believes are suitable for return generation, risk management or both.

• A "long/short global equity" strategy in which the subadvisor buys securities "long" that the subadvisor believes will out-perform the market, and sells securities "short" that the subadvisor believes will underperform the market.

• A "currency strategy" that seeks to produce absolute return from investing in currency markets.

• A "liquid alternative long/short equity strategy" in which the subadvisor generally utilizes long positions that the subadvisor believes are attractively-valued, growth-oriented companies of mid to large capitalization and short positions that the subadvisor believes have deteriorating fundamentals or appear overvalued.

• A "global unconstrained multi-strategy" strategy that identifies and pursues diverse strategies across asset classes, sectors, currencies, interest rates, inflation and volatility that are expected to work well together whether markets are rising or falling.

• An "absolute return equity market neutral" strategy that aims to earn a positive absolute and attractive risk adjusted return while demonstrating low correlation with, and lower volatility than, traditional long only investment portfolios.

• A "long/short US, small cap equity" strategy in which the subadvisor primarily buys securities of US small capitalization companies "long" that the subadvisor believes will out-perform the market, and sells securities of US small capitalization companies "short" that the subadvisor believes will underperform the market.

• A "relative value strategy" that seeks to generate risk adjusted returns that are uncorrelated to the equity or credit markets by isolating opportunities in the convertible bond, high yield and listed options markets.

• A "merger arbitrage strategy" that seeks to achieve absolute returns utilizing a rule-based approach to investing.

Mutual funds are sold by prospectus only. You should read it carefully and consider a fund's investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. Prospectuses for most of our funds can be obtained from your financial advisor, by calling UBS Funds at 800-647 1568 or by visiting our Website at www.ubs.com/am-us.

Special considerations

The Portfolio may be appropriate for investors seeking long-term capital appreciation who are able to withstand short-term fluctuations in the equity markets and fixed income markets in return for potentially higher returns over the long term. The Portfolio may employ investment strategies that involve greater risks than the strategies used by many other mutual funds, including increased use of short sales (which involve the risk of an unlimited increase in the market value of the security sold short, which could result in a theoretically unlimited loss), leverage and derivative transactions, and hedging strategies. The value of the Portfolio changes every day and can be affected by changes in interest rates, general market conditions, and other political, social and economic developments, as well as specific matters relating to the issuers of securities in which the Portfolio invests. The value of the Portfolio's investments in foreign securities may fall due to adverse political, social and economic developments abroad, and due to decreases in foreign currency values relative to the US dollar. It is important to note that an investment in the Portfolio is only one component of a balanced investment plan.

PACE Alternative Strategies Investments

Performance at a glance (unaudited)

Average annual total returns for periods ended 01/31/22	6 months	1 year	5 years	10 years
Before deducting maximum sales charge
Class A1	(0.51)%	2.11%	2.82%	3.18%
Class Y2	(0.33)	2.39	3.08	3.46
Class P3	(0.42)	2.40	3.07	3.45
After deducting maximum sales charge
Class A1	(6.00)	(3.50)	1.68	2.59
FTSE Three-Month US Treasury Bill Index[4]	0.02	0.04	1.11	0.60
Bloomberg Global Aggregate Index[5]	(4.82)	(5.81)	2.70	1.39
MSCI World Index (net)[6]	0.26	16.53	13.25	11.54
HFRI Fund of Funds Composite Index[7]	(1.02)	3.91	4.90	4.08

Most recent calendar quarter-end returns (unaudited)

Average annual total returns for periods ended 12/31/21	6 months	1 year	5 years	10 years
Before deducting maximum sales charge
Class A1	0.46%	2.63%	3.17%	3.62%
Class Y2	0.64	3.00	3.45	3.91
Class P3	0.64	2.92	3.44	3.89
After deducting maximum sales charge
Class A1	(5.06)	(3.04)	2.02	3.04

The annualized gross and net expense ratios, respectively, for each class of shares as in the prospectuses dated November 26, 2021 were as follows: Class A—3.01% and 2.89%; Class Y—2.76% and 2.65%; and Class P—2.76% and 2.65%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Portfolio and UBS Asset Management (Americas) Inc. ("UBS AM") have entered into a written fee waiver/expense reimbursement agreement pursuant to which UBS AM is contractually obligated to waive its management fees through November 30, 2022 to the extent necessary to offset the cost savings to UBS AM for allocating a portion of the Portfolio's assets to other unaffiliated pooled investment vehicles and index futures. The agreement also provides that UBS AM is contractually obligated to waive its management fees and/or reimburse expenses so that the Portfolio's ordinary total operating expenses of each class through November 30, 2022 (excluding dividend expense, borrowing costs, and interest expense relating to short sales, and expenses attributable to investment in other investment companies, interest, taxes, brokerage commissions, trustee elections, as well as other matters related to shareholder meetings (unless specifically agreed by UBS AM) and extraordinary expenses) would not exceed Class A—1.88%; Class Y—1.63%; and Class P—1.63% The Portfolio has agreed to repay UBS AM for any waived fees/reimbursed expenses (pursuant to item (2)) to the extent that it can do so over the following three fiscal years without causing the Portfolio's expenses in any of those three years to exceed this expense cap and that UBS AM has not waived the right to do so. The fee waiver/expense reimbursement agreement may be terminated by the Portfolio's board at any time and also will terminate automatically upon the expiration or termination of the Portfolio's advisory contract with UBS AM. Upon termination of the agreement, however, UBS AM's three year recoupment rights will survive.

1  Maximum sales charge for Class A shares is 5.5%. Class A shares bear ongoing 12b-1 service fees of 0.25% annually.

2  The Portfolio offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees.

3  Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees, but Class P shares held through advisory programs may be subject to a program fee, which, if included, would have reduced performance.

4  The FTSE Three-Month US Treasury Bill Index is an unmanaged index reflecting monthly return equivalents of yield averages that are not marked to the market and an average of the last three 3-month T-bill month-end rates. 3-month T-bills are the short-term debt obligations of the US government. Investors should note that indices do not reflect the deduction of fees and expenses.

5  The Bloomberg Global Aggregate Index is an unmanaged broad-based, market capitalization-weighted index which is designed to measure the broad investment-grade global fixed income markets for US and non-US government, government-related, corporate and securitized sectors. Investors should note that indices do not reflect the deduction of fees and expenses.

PACE Alternative Strategies Investments

6  The MSCI World Index (net) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. Net total return indices reinvest dividends after the deduction of withholding taxes, using a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. The index is constructed and managed with a view to being fully investable from the perspective of international institutional investors. Investors should note that indices do not reflect the deduction of fees and expenses.

7  The HFRI Fund of Funds Composite Index is an index of Fund of Funds strategies which invest with multiple managers through funds or managed accounts. The strategy designs a diversified portfolio of managers with the objective of significantly lowering the risk (volatility) of vesting with an individual manager. The Fund of Funds manager has discretion in choosing which strategies to invest in for the portfolio. A manager may allocate funds to numerous managers within a single strategy, or with numerous managers in multiple strategies. The minimum investment in a Fund of Funds may be lower than an investment in an individual hedge fund or managed account. The investor has the advantage of diversification among managers and styles with significantly less capital than investing with separate managers. Investors should note that indices do not reflect the deduction of fees and expenses.

Prior to August 3, 2015, a 1% redemption fee was imposed on sales or exchanges of any class of shares of the Portfolio made during the specified holding period.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit www.ubs.com/us-mutualfundperformance.

PACE Alternative Strategies Investments

Portfolio statistics and industry diversification—(unaudited)1

As a percentage of net assets as of January 31, 2022

Top ten Equity holdings (long holdings)
Microsoft Corp.	0.9%
George Weston Ltd.	0.7
ATS Automation Tooling Systems, Inc.	0.7
Wells Fargo & Co.	0.6
Take-Two Interactive Software, Inc.	0.6
DISH Network Corp., Class A	0.6
Pfizer, Inc.	0.5
Mandiant, Inc.	0.5
IHS Markit Ltd.	0.5
Stantec, Inc.	0.4
Total	6.0%
Top ten equity holdings (short holdings)
Carnival Corp.	(2.8)%
Liberty Media Corp.-Liberty SiriusXM, Class A	(1.4)
United States Steel Corp.	(1.0)
iStar, Inc.	(0.8)
Wayfair, Inc., Class A	(0.6)
Bloomin' Brands, Inc.	(0.5)
World Wrestling Entertainment, Inc., Class A	(0.4)
Cinemark Holdings, Inc.	(0.4)
Liberty Media Corp.-Liberty Formula One, Class A	(0.4)
Live Nation Entertainment, Inc.	(0.4)
Total	(8.7)%
Top ten long-term income holdings
U.S. Treasury Bills, 0.036% due 03/24/22	4.6%
Carnival Corp., 5.750% due 04/01/23	3.1
Liberty Media Corp., 1.375% due 10/15/23	2.1
U.S. Treasury Bills, 0.061% due 04/21/22	1.3
United States Steel Corp., 5.000% due 11/01/26	1.2
iStar, Inc., 3.125% due 09/15/22	0.9
Wayfair, Inc., 1.000% due 08/15/26	0.7
Cinemark Holdings, Inc., 4.500% due 08/15/25	0.7
U.S. Treasury Bills, 0.162% due 05/19/22	0.6
Bloomin' Brands, Inc., 5.000% due 05/01/25	0.6
Total	15.8%
Top five issuer breakdown by country or territory of origin (long holdings)
United States	77.7%
Canada	10.0
United Kingdom	1.7
France	1.3
Japan	1.1
Total	91.8%
Top five issuer breakdown by country or territory of origin (short holdings)
United States	(21.1)%
Canada	(4,7)
United Kingdom	(0.4)
Sweden	(0.2)
Australia	(0.2)
Total	(26.6)%

1  The portfolio is actively managed and its composition will vary over time.

PACE Alternative Strategies Investments

Portfolio statistics and industry diversification—(unaudited)1

As a percentage of net assets as of January 31, 2022

Common stocks
Aerospace & defense	0.6%
Air freight & logistics	0.3
Airlines	0.8
Auto components	0.2
Automobiles	0.4
Banks	1.9
Beverages	0.5
Biotechnology	0.4
Building products	0.9
Capital markets	0.6
Chemicals	1.2
Commercial services & supplies	0.8
Communications equipment	0.2
Construction & engineering	0.5
Distributors	0.4
Diversified consumer services	0.2
Diversified financial services	0.2
Diversified telecommunication services	0.4
Electric utilities	0.3
Electrical equipment	0.3
Electronic equipment, instruments & components	0.8
Energy equipment & services	0.4
Entertainment	0.9
Equity real estate investment trusts	2.9
Financial services	0.1
Food & staples retailing	1.2
Food products	0.8
Gas utilities	0.3
Health care equipment & supplies	0.9
Health care providers & services	0.2
Health care technology	0.0	†
Hotels, restaurants & leisure	2.4
Household durables	1.0
Household products	0.4
Independent power and renewable electricity producers	0.4
Industrial conglomerates	0.2
Insurance	0.8
Interactive media & services	0.8
Internet & direct marketing retail	0.3
IT services	1.1
Leisure products	0.1
Life sciences tools & services	0.2
Machinery	1.4
Marine	0.2
Common stocks—(concluded)
Media	1.0%
Metals & mining	1.4
Mortgage real estate investment	0.0	†
Multi-utilities	0.2
Multiline retail	0.4
Oil, gas & consumable fuels	2.9
Paper & forest products	0.2
Personal products	0.1
Pharmaceuticals	1.6
Professional services	1.7
Real estate management & development	0.6
Road & rail	1.2
Semiconductors & semiconductor equipment	1.5
Software	4.0
Specialty retail	1.5
Technology hardware, storage & peripherals	0.5
Textiles, apparel & luxury goods	0.3
Trading companies & distributors	1.0
Water utilities	0.1
Wireless telecommunication services	0.1
Total common stocks	49.2
Preferred stocks
Automobiles	0.0	†
Household products	0.2
Total preferred stocks	0.2
Investment companies	6.1
Warrants
Financial services	0.0	†
Pharmaceuticals	0.0	†
Total warrants	0.0	†
Corporate bonds
Airlines	0.8
Chemicals	0.1
Construction materials	0.1
Entertainment	0.7
Internet	0.7
Iron & steel	1.2
Leisure Time	3.1
Media	3.1
Real estate investment trust	0.9
Retail	0.9

PACE Alternative Strategies Investments

Portfolio statistics and industry diversification—(unaudited)1

As a percentage of net assets as of January 31, 2022

Corporate bonds—(concluded)
Software	0.5%
Transportation	0.0 †
Total corporate bonds	12.1
Short-term investments	22.8
Short-term U.S. Treasury obligations	7.8
Equity and foreign exchange options purchased
Call options	0.3
Put options	0.0 †
Total foreign exchange options purchased	0.3
Investments sold short Common stocks
Aerospace & defense	(0.1)
Air freight & logistics	(0.2)
Airlines	(0.5)
Auto components	(0.1)
Automobiles	(0.1)
Beverages	(0.1)
Biotechnology	(0.4)
Building products	(0.0)†
Capital markets	(0.6)
Chemicals	(0.0)†
Commercial services & supplies	(0.5)
Communications equipment	(0.0)†
Construction & engineering	(0.0)†
Containers & packaging	(0.3)
Diversified consumer services	(0.0)†
Diversified telecommunication services	(0.2)
Electric utilities	(0.1)
Electrical equipment	(0.7)
Electronic equipment, instruments & components	(0.0)†
Entertainment	(1.9)
Equity real estate investment trusts	(1.7)
Food & staples retailing	(0.5)
Food products	(0.2)
Health care equipment & supplies	(0.2)
Investments sold short—(concluded) Common stocks—(concluded)
Health care providers & services	(0.3)%
Health care technology	(0.0)†
Hotels, restaurants & leisure	(4.0)
Household durables	(0.4)
Household products	(0.1)
Independent power and renewable electricity producers	(0.3)
Industrial conglomerates	(0.1)
Insurance	(0.1)
Internet & direct marketing retail	(0.9)
IT services	(0.3)
Leisure products	(0.0)†
Life sciences tools & services	(0.1)
Machinery	(0.4)
Marine	(0.0)†
Media	(1.4)
Metals & mining	(1.8)
Multi-utilities	(0.3)
Oil, gas & consumable fuels	(1.1)
Personal products	(0.1)
Pharmaceuticals	(0.2)
Real estate management & development	(0.4)
Road & rail	(0.2)
Software	(0.8)
Specialty retail	(0.5)
Textiles, apparel & luxury goods	(0.3)
Thrifts & mortgage finance	(0.1)
Trading companies & distributors	(0.1)
Transportation infrastructure	(0.1)
Total common stock	(22.8)
Corporate bonds
Construction materials	(0.0)†
Investment companies	(4.2)
Total investments sold short	(27.0)
Other assets in excess of liabilities	28.5
Net assets	100.0%

†  Amount represents less than 0.05% or (0.05)%.

PACE Alternative Strategies Investments

Portfolio of investments—January 31, 2022 (unaudited)

	Number of shares	Value
Common stocks—49.2%
Australia—0.2%
Dexus	6,868	$49,999
GPT Group	139,504	494,354
Mirvac Group	59,406	110,089
PointsBet Holdings Ltd.*	38,391	134,542
Rio Tinto PLC	1,067	75,208
Sonic Healthcare Ltd.	3,324	89,516
Stockland	7,677	22,128
		975,836
Austria—0.1%
OMV AG	5,277	322,976
Belgium—0.0%†
Proximus SADP	3,814	77,884
Canada—9.6%
AirBoss of America Corp.[1]	26,570	836,093
Algoma Steel Group, Inc.[1]	15,690	140,896
Alimentation Couche-Tard, Inc.	800	32,267
Arizona Metals Corp.	93,500	411,911
ATS Automation Tooling Systems, Inc.[1]	75,070	3,065,050
Aya Gold & Silver, Inc.*,1	50,380	340,451
Brookfield Asset Management, Inc., Class A1	18,130	998,963
CAE, Inc.*,1	50,710	1,280,428
Cameco Corp.	3,361	65,335
Canadian Apartment Properties REIT	37,800	1,662,587
Canadian Pacific Railway Ltd.[1]	9,640	688,296
Canfor Corp.*,1	19,290	438,261
CareRx Corp.*	96,650	398,416
CES Energy Solutions Corp.	256,230	491,839
Dexterra Group, Inc.	43,060	279,806
Dream Industrial REIT[1]	68,500	849,817
Dye & Durham Ltd.[1]	28,030	810,591
Empire Co. Ltd., Class A	7,200	222,148
Finning International, Inc.[1]	18,790	523,870
George Weston Ltd.[1]	28,360	3,092,682
GFL Environmental, Inc.[1]	41,320	1,358,188
Gildan Activewear, Inc.[1]	20,590	820,100
Gildan Activewear, Inc.	2,700	107,478
Granite REIT[1]	6,850	519,913
GURU Organic Energy Corp.*	62,000	629,194
Hardwoods Distribution, Inc.[1]	54,200	1,864,584
HLS Therapeutics, Inc.	17,570	204,153
i-80 Gold Corp.*,1	98,390	205,890
IBI Group, Inc.*	65,460	681,301
Intact Financial Corp.[1]	4,210	570,419
K-Bro Linen, Inc.	39,630	1,060,313
Kinaxis, Inc.*,1	10,060	1,304,876
Kirkland Lake Gold Ltd.[1]	25,580	963,599
Leaf Mobile, Inc.*	107,955	346,502
Lightspeed Commerce, Inc.*,1	8,970	291,155
Linamar Corp.[1]	4,430	245,521
MAG Silver Corp.*,1	20,830	282,835
NanoXplore, Inc.*,1	91,860	395,291
Neo Performance Materials, Inc.[1]	32,970	463,497
Northland Power, Inc.[1]	37,040	1,072,605
Nutrien Ltd.	6,600	460,959
	Number of shares	Value
Common stocks—(continued)
Canada—(concluded)
NuVista Energy Ltd.*,1	45,170	$319,457
Open Text Corp.	12,200	583,919
Osisko Mining, Inc.*,1	122,640	423,545
Parkit Enterprise, Inc.*	330,060	353,130
Precision Drilling Corp.*,1	11,190	486,457
Premium Brands Holdings Corp.[1]	7,550	712,622
RioCan REIT	62,200	1,082,867
Rivalry Corp.*	109,900	149,571
SNC-Lavalin Group, Inc.[1]	15,670	345,538
Stantec, Inc.[1]	36,663	1,944,972
Stella-Jones, Inc.[1]	9,160	287,162
Tamarack Valley Energy Ltd.[1]	275,450	1,068,299
TFI International, Inc.	8,600	827,762
TransAlta Corp.[1]	56,050	608,703
Tricon Residential, Inc.[1]	13,760	201,667
Uni-Select, Inc.*,1	81,550	1,521,103
Wesdome Gold Mines Ltd.*,1	70,560	606,711
		42,001,565
Cayman Islands—0.1%
Black Spade Acquisition Co.	27,200	270,368
China—0.1%
Chow Tai Fook Jewellery Group Ltd.	360,200	632,862
Denmark—0.3%
A.P. Moller—Maersk A/S, Class B	92	330,477
Novo Nordisk A/S, Class B	9,092	904,365
Pandora A/S	1,681	182,792
		1,417,634
Finland—0.2%
Fortum Oyj	19,454	529,533
Kesko Oyj, Class B	10,653	336,455
		865,988
France—1.3%
Accor SA*	24,380	895,998
Arkema SA	2,190	323,831
AXA SA	5,084	161,015
Carrefour SA	2,176	41,413
Cie de Saint-Gobain	9,486	641,894
Cie Generale des Etablissements Michelin SCA	1,870	312,896
CNP Assurances	6,524	160,589
Engie SA	37,389	575,110
La Francaise des Jeux SAEM[2]	5,090	210,744
Rexel SA*	14,413	321,260
SCOR SE	4,924	167,970
Thales SA	1,793	165,400
TotalEnergies SE	32,157	1,828,686
Vivendi SE	6,139	80,454
		5,887,260
Germany—0.3%
Allianz SE	312	80,107
Bayerische Motoren Werke AG	2,943	311,496
Daimler AG	3,915	312,393

PACE Alternative Strategies Investments

Portfolio of investments—January 31, 2022 (unaudited)

	Number of shares	Value
Common stocks—(continued)
Germany—(concluded)
Deutsche Telekom AG	526	$9,930
Hannover Rueck SE	404	81,504
Henkel AG & Co. KGaA	3,204	253,151
Merck KGaA	450	98,684
Rheinmetall AG	739	77,262
Siemens AG, Registered Shares	2,062	327,386
		1,551,913
Hong Kong—0.1%
Link REIT	35,100	301,351
Swire Pacific Ltd., Class A	18,000	109,046
WH Group Ltd.[2]	215,000	143,837
		554,234
Ireland—0.2%
AerCap Holdings NV*	18,400	1,159,200
Israel—0.2%
Check Point Software Technologies Ltd.[1]	2,871	347,420
Sapiens International Corp. N.V.	1,503	47,855
ZIM Integrated Shipping Services Ltd.[1]	5,712	381,105
		776,380
Italy—0.4%
Assicurazioni Generali SpA	7,676	161,539
Eni SpA	121,411	1,823,738
		1,985,277
Japan—1.1%
AGC, Inc.	17,600	807,759
Allegro MicroSystems, Inc.	1,578	44,783
Daikin Industries Ltd.	1,400	293,922
Iida Group Holdings Co. Ltd.	19,200	399,449
Marubeni Corp.	22,500	231,523
Mitsubishi Chemical Holdings Corp.	5,900	46,281
Murata Manufacturing Co. Ltd.	4,900	368,398
Oracle Corp.	16,500	1,234,044
Pharma Foods International Co. Ltd.	5,800	82,371
Trend Micro, Inc.	19,000	1,007,999
Yamaha Motor Co. Ltd.	7,800	185,745
		4,702,274
Luxembourg—0.1%
ArcelorMittal SA	9,416	279,693
Netherlands—0.9%
ABN AMRO Bank N.V.[2]	15,924	255,565
Aegon N.V.	28,760	162,249
EXOR N.V.	3,723	312,177
Koninklijke BAM Groep NV*	3,432	11,459
Koninklijke KPN N.V.	23,790	78,472
Randstad N.V.	3,025	196,787
Shell PLC	54,823	1,408,333
Shell PLC New Common Stock Eur.07	58,563	1,494,436
		3,919,478
	Number of shares	Value
Common stocks—(continued)
Norway—0.3%
Aker BP ASA	9,892	$342,750
Equinor ASA	30,962	853,555
Mowi ASA	4,264	104,655
		1,300,960
Philippines—0.1%
TELUS International CDA, Inc.*	18,900	536,760
Portugal—0.1%
Galp Energia SGPS SA	7,201	79,400
Jeronimo Martins, SGPS SA	8,975	215,679
		295,079
Russia—0.1%
Evraz PLC	53,719	364,946
Singapore—0.1%
Kulicke & Soffa Industries, Inc.[1]	5,851	319,991
South Africa—0.1%
Anglo American PLC	7,231	318,782
Spain—0.4%
Amadeus IT Group SA*	12,723	874,836
Banco Bilbao Vizcaya Argentaria SA	52,228	333,456
Banco Santander SA	121,779	427,031
Telefonica SA	16,586	77,317
		1,712,640
Sweden—0.7%
Boliden AB*	7,852	317,947
Electrolux AB, Class B	10,427	216,956
Essity AB, Class B	34,329	967,748
Getinge AB, Class B	19,202	750,713
Lundin Energy AB	8,438	343,156
Trelleborg AB, Class B	3,051	76,821
Volvo Car AB, Class B*	35,014	265,593
		2,938,934
Switzerland—0.9%
Adecco Group AG, Registered Shares	3,934	187,389
Alcon, Inc.	16,655	1,278,771
Chocoladefabriken Lindt & Spruengli AG	12	139,264
Dufry AG, Registered Shares*	16,553	857,810
Roche Holding AG	2,300	905,944
Schindler Holding AG, Participation Certificates	1,125	282,357
Sonova Holding AG, Registered Shares	317	112,928
Straumann Holding AG, Registered Shares	136	225,363
		3,989,826
Taiwan—0.2%
MediaTek, Inc.	9,000	357,473
Yageo Corp.*	22,000	374,940
		732,413
Thailand—0.0%†
Fabrinet*	411	46,509

PACE Alternative Strategies Investments

Portfolio of investments—January 31, 2022 (unaudited)

	Number of shares	Value
Common stocks—(continued)
United Kingdom—1.7%
BAE Systems PLC	9,391	$73,492
Barratt Developments PLC	17,010	141,473
Berkeley Group Holdings PLC	1,052	60,038
BP PLC	299,600	1,553,103
BT Group PLC	65,386	173,186
Centrica PLC*	325,102	319,661
Diageo PLC	1,729	87,248
easyJet PLC*	166,142	1,403,649
International Consolidated Airlines Group SA*	539,235	1,152,710
Legal & General Group PLC	39,248	153,458
Liberty Global PLC, Class C*,1	19,369	523,738
Natwest Group PLC	85,269	280,260
Royal Mail PLC	48,169	287,841
Segro PLC	18,675	329,236
SSE PLC	3,770	81,115
Taylor Wimpey PLC	71,786	147,273
Tesco PLC	17,307	69,516
Unilever PLC	3,609	185,076
United Utilities Group PLC	24,760	357,185
		7,379,258
United States—29.3%
3M Co.[1]	714	118,538
A-Mark Precious Metals, Inc.[1]	6,804	421,168
A.O. Smith Corp.	603	46,081
Abbott Laboratories	3,597	458,474
Abercrombie & Fitch Co., Class A	38,708	1,509,612
ABIOMED, Inc.	162	47,931
Academy Sports & Outdoors, Inc.[1]	10,530	409,617
Accenture PLC, Class A1	438	154,868
Acuity Brands, Inc.	1,693	324,260
Acushnet Holdings Corp.	984	45,953
Adobe, Inc.[1]	726	387,902
AECOM[1]	18,360	1,269,227
Akamai Technologies, Inc.	432	49,486
Albany International Corp., Class A	546	45,706
Alector, Inc.[1]	757	12,006
Alleghany Corp.[1]	514	341,296
Allegion PLC	2,522	309,525
Allison Transmission Holdings, Inc.	11,401	433,124
Alpha & Omega Semiconductor Ltd.	957	43,094
Alphabet, Inc., Class A1	589	1,593,875
Alphabet, Inc., Class C1	519	1,408,550
Amazon.com, Inc.[1]	131	391,883
Amdocs Ltd.	642	48,721
Amedisys, Inc.	330	44,583
AMERCO[1]	1,910	1,163,095
American Homes 4 Rent, Class A1	45,900	1,796,067
AMERISAFE, Inc.	876	46,008
AMETEK, Inc.	342	46,775
AMMO, Inc.	72,945	338,465
Analog Devices, Inc.	4,777	783,285
ANSYS, Inc.	138	46,921
Anterix, Inc.	3,302	169,261
APA Corp.	21,976	729,823
	Number of shares	Value
Common stocks—(continued)
United States—(continued)
Apple, Inc.[1]	6,818	$1,191,650
Aptiv PLC[1]	1,600	218,528
ArcBest Corp.	534	47,227
Arch Capital Group Ltd.*	1,023	47,385
Arista Networks, Inc.	375	46,616
Arrow Electronics, Inc.[1]	6,432	797,568
ASGN, Inc.	411	47,212
Aspen Technology, Inc.*	312	46,850
AT&T, Inc.[1]	11,950	304,725
Atrion Corp.	69	41,773
Badger Meter, Inc.	510	51,597
Balchem Corp.	312	45,845
Bank of America Corp.[1]	20,630	951,868
Bath & Body Works, Inc.[1]	10,723	601,239
Bausch Health Cos., Inc.*	16,452	404,226
Bentley Systems, Inc., Class B1	2,297	92,271
Bio-Techne Corp.	123	46,298
Blackstone, Inc.[1]	5,226	689,675
Bloomin' Brands, Inc.*	34,996	711,469
Booking Holdings, Inc.[1]	590	1,449,117
Boot Barn Holdings, Inc.	447	41,111
Boston Scientific Corp.*	9,757	418,575
Brady Corp., Class A	903	46,884
Brinker International, Inc.*	13,274	440,830
Broadcom, Inc.	676	396,055
Broadmark Realty Capital, Inc.	4,959	46,515
Buckle, Inc.[1]	12,377	465,870
Bunge Ltd.[1]	5,392	533,053
Calix, Inc.	888	44,649
Campbell Soup Co.[1]	1,466	64,680
Cargurus, Inc.*	1,521	48,520
Carnival Corp.*	38,365	760,011
Cathay General Bancorp	1,035	46,741
Cavco Industries, Inc.*	171	46,074
CBIZ, Inc.*	1,188	45,892
Cerner Corp.	525	47,880
CF Industries Holdings, Inc.[1]	7,405	509,982
ChannelAdvisor Corp.*	2,181	46,106
Chegg, Inc.*	16,025	424,182
Chemed Corp.	99	46,422
Cintas Corp.	123	48,158
Cirrus Logic, Inc.*	10,759	962,285
Cisco Systems, Inc.[1]	403	22,435
Citi Trends, Inc.*,1	668	32,545
Clearfield, Inc.*	717	46,225
Coca-Cola Co.[1]	10,909	665,558
Cognex Corp.	687	45,658
Cohen & Steers, Inc.	555	46,359
Colgate-Palmolive Co.[1]	2,867	236,384
Columbia Sportswear Co.	531	49,314
Comfort Systems USA, Inc.	501	44,980
CommScope Holding Co., Inc.	40,188	377,365
Constellation Brands, Inc., Class A	3,381	803,833
Copart, Inc.*	354	45,755
Corteva, Inc.	999	48,032

PACE Alternative Strategies Investments

Portfolio of investments—January 31, 2022 (unaudited)

	Number of shares	Value
Common stocks—(continued)
United States—(continued)
CorVel Corp.	252	$44,382
Coty, Inc., Class A*	30,855	261,650
CRA International, Inc.	549	46,698
Crocs, Inc.[1]	2,070	212,423
Crowdstrike Holdings, Inc., Class A*	1,300	234,832
D.R. Horton, Inc.[1]	12,946	1,155,042
Danaher Corp.	2,370	677,322
Darden Restaurants, Inc.[1]	598	83,642
Datadog, Inc., Class A*	1,596	233,192
Deckers Outdoor Corp.	150	48,035
Digital Turbine, Inc.*	1,009	44,547
Dillard's, Inc., Class A1	1,517	384,893
Diodes, Inc.	495	45,931
DISH Network Corp., Class A*	78,851	2,475,921
Dolby Laboratories, Inc., Class A	528	46,385
Domino's Pizza, Inc.[1]	1,541	700,616
Dorman Products, Inc.*	459	42,976
Dow, Inc.[1]	8,953	534,763
eBay, Inc.[1]	12,924	776,345
Eli Lilly & Co.	2,146	526,607
EPAM Systems, Inc.*,1	897	427,098
Erie Indemnity Co., Class A	264	48,602
Ethan Allen Interiors, Inc.	1,842	46,437
Everbridge, Inc.*	8,408	429,817
ExlService Holdings, Inc.	375	45,195
Expeditors International of Washington, Inc.[1]	9,896	1,132,894
Exponent, Inc.	480	45,590
Extra Space Storage, Inc.[1]	380	75,312
F5, Inc.*	207	42,977
Fastenal Co.	819	46,421
Federal Signal Corp.	1,161	45,302
Federated Hermes, Inc.	1,275	42,215
First American Financial Corp.	609	45,377
Flex Ltd.*	53,368	863,494
FMC Corp.	4,044	446,336
Fortinet, Inc.*,1	1,060	315,074
Fortune Brands Home & Security, Inc.	477	44,919
Fox Corp., Class A1	6,484	263,315
Fox Corp., Class B1	16,194	602,093
Franklin Electric Co., Inc.	537	46,612
Freeport-McMoRan, Inc.[1]	9,020	335,724
FTI Consulting, Inc.*	321	46,805
Full House Resorts, Inc.	48,571	428,882
Garmin Ltd.	366	45,538
Gartner, Inc.*,1	3,155	927,223
Generac Holdings, Inc.	159	44,898
General Dynamics Corp.[1]	1,284	272,336
General Motors Co.*,1	6,740	355,400
Genpact Ltd.	942	46,865
Gentex Corp.	1,362	42,767
Gentherm, Inc.*	492	42,996
Gilead Sciences, Inc.[1]	6,924	475,540
Globus Medical, Inc., Class A*	660	44,042
Grand Canyon Education, Inc.	555	46,442
Group 1 Automotive, Inc.	264	44,830
	Number of shares	Value
Common stocks—(continued)
United States—(continued)
Halliburton Co.	4,593	$141,189
Haverty Furniture Cos., Inc.	1,602	47,291
Healthcare Services Group, Inc.	2,592	47,148
HEICO Corp.	318	43,372
HEICO Corp., Class A	373	40,918
Heidrick & Struggles International, Inc.[1]	9,320	407,936
Henry Schein, Inc.*	624	46,987
Hewlett Packard Enterprise Co.[1]	45,069	735,977
Hilltop Holdings, Inc.	1,275	42,113
Hilton Grand Vacations, Inc.*,1	15,760	770,034
Hormel Foods Corp.	990	46,995
Houlihan Lokey, Inc.	423	44,956
Hubbell, Inc.	1,637	306,594
HubSpot, Inc.	467	228,270
Huntington Ingalls Industries, Inc.[1]	908	169,978
ICF International, Inc.	465	43,891
ICU Medical, Inc.*	222	47,366
IDEX Corp.	219	47,181
IHS Markit Ltd.	17,090	1,995,941
Ingles Markets, Inc., Class A1	1,379	106,086
Inmode Ltd.*,1	301	14,517
Innospec, Inc.	492	45,736
Insteel Industries, Inc.	1,194	45,169
Inter Parfums, Inc.	504	49,881
Interpublic Group of Cos., Inc.[1]	3,208	114,012
Intuit, Inc.[1]	867	481,384
IPG Photonics Corp.	300	46,341
Iron Mountain, Inc.[1]	28,499	1,308,674
Ironwood Pharmaceuticals, Inc.*,1	30,173	336,429
iTeos Therapeutics, Inc.*,1	3,722	136,300
Jack Henry & Associates, Inc.	288	48,329
Jacobs Engineering Group, Inc.[1]	3,355	436,754
Janus Henderson Group PLC	1,182	43,616
John B Sanfilippo & Son, Inc.	546	43,189
Johnson & Johnson[1]	2,337	402,642
Johnson Controls International PLC	11,215	814,994
Kadant, Inc.	231	48,274
KeyCorp	11,920	298,715
Keysight Technologies, Inc.*	951	160,548
Kimco Realty Corp.	76,640	1,859,286
Kinsale Capital Group, Inc.	237	47,476
Knight-Swift Transportation Holdings, Inc.[1]	16,439	930,119
Kohl's Corp.[1]	5,432	324,345
Korn Ferry[1]	417	27,680
Kraft Heinz Co.[1]	14,864	532,131
Kroger Co.[1]	1,699	74,059
L3harris Technologies, Inc.[1]	1,245	260,566
Lancaster Colony Corp.	294	46,678
Landstar System, Inc.	291	46,560
Las Vegas Sands Corp.*	24,821	1,087,160
LeMaitre Vascular, Inc.	1,059	44,806
Lennar Corp., Class A1	12,008	1,154,089
Lennar Corp., Class B	540	43,594
Lennox International, Inc.[1]	1,081	306,593
LGI Homes, Inc.*	348	43,329

PACE Alternative Strategies Investments

Portfolio of investments—January 31, 2022 (unaudited)

	Number of shares	Value
Common stocks—(continued)
United States—(continued)
Liquidity Services, Inc.*	2,304	$43,845
Lithia Motors, Inc.	159	46,449
Littelfuse, Inc.	162	43,735
LKQ Corp.	856	46,986
Lululemon Athletica, Inc.*	147	49,063
Lumentum Holdings, Inc.*	3,717	377,201
Macy's, Inc.[1]	9,856	252,314
Mandiant, Inc.	152,092	2,295,068
Manhattan Associates, Inc.*	357	47,792
ManTech International Corp., Class A	660	47,678
Maravai LifeSciences Holdings, Inc., Class A*,1	6,460	186,823
Marcus & Millichap, Inc.*	993	46,482
MarineMax, Inc.	948	44,613
MarketAxess Holdings, Inc.	132	45,471
Marvell Technology, Inc.	7,374	526,504
MasTec, Inc.*	7,279	626,940
MAXIMUS, Inc.	630	48,712
MDC Holdings, Inc.[1]	13,836	701,347
Medifast, Inc.	237	47,094
Medpace Holdings, Inc.	276	48,979
Medtronic PLC[1]	3,076	318,335
Meridian Bioscience, Inc.*	2,331	48,601
Meta Platforms, Inc., Class A1	955	299,163
Microsoft Corp.[1]	12,638	3,930,165
Mission Advancement Corp., Class A*	27,523	266,423
MKS Instruments, Inc.	270	41,939
Moderna, Inc.[1]	1,592	269,573
Moelis & Co., Class A	816	46,080
Mohawk Industries, Inc.	285	44,993
Molina Healthcare, Inc.[1]	730	212,050
Monolithic Power Systems, Inc.	111	44,725
Morningstar, Inc.	165	47,423
Mosaic Co.[1]	20,500	818,975
Mueller Industries, Inc.	837	43,239
MYR Group, Inc.	498	46,827
Neogen Corp.	1,248	45,515
NETGEAR, Inc.*	1,635	45,240
New York Times Co., Class A	1,128	45,154
News Corp., Class A	29,822	663,241
Nordson Corp.	204	47,438
NortonLifeLock, Inc.[1]	512	13,317
NRG Energy, Inc.[1]	11,935	476,565
Nucor Corp.[1]	8,609	872,953
NVIDIA Corp.[1]	515	126,103
NVR, Inc.*	9	47,945
O'Reilly Automotive, Inc.*,1	670	436,673
Oasis Petroleum, Inc.[1]	3,487	472,244
Occidental Petroleum Corp.[1]	1,097	41,324
Old Dominion Freight Line, Inc.[1]	1,605	484,598
Olin Corp.[1]	2,462	124,750
Onto Innovation, Inc.*	459	42,017
Opendoor Technologies, Inc.*	45,301	449,839
Oracle Corp.[1]	15,543	1,261,470
Organogenesis Holdings, Inc.*,1	27,396	210,675
Oshkosh Corp.	390	44,386
	Number of shares	Value
Common stocks—(continued)
United States—(continued)
Otis Worldwide Corp.[1]	6,141	$524,626
Owens Corning[1]	3,596	318,965
PACCAR, Inc.	6,770	629,542
Palo Alto Networks, Inc.*	426	220,412
Park Hotels & Resorts, Inc.*	99,845	1,817,179
Parker-Hannifin Corp.	150	46,502
Paychex, Inc.	387	45,573
Pentair PLC[1]	3,386	215,688
Perficient, Inc.*	474	49,685
Petco Health & Wellness Co., Inc.*	12	225
PetMed Express, Inc.	2,023	52,254
Pfizer, Inc.[1]	44,558	2,347,761
Planet Fitness, Inc., Class A*,1	4,500	398,880
Porch Group, Inc.	5,934	62,604
Portillo's, Inc., Class A*	16,464	437,119
Power Integrations, Inc.	570	46,005
Procter & Gamble Co.[1]	1,505	241,477
Progyny, Inc.	1,125	45,563
Proto Labs, Inc.	966	48,474
PS Business Parks, Inc.	279	46,582
PTC, Inc.*	578	67,198
PulteGroup, Inc.	849	44,734
Qorvo, Inc.*	2,987	410,055
QUALCOMM, Inc.	8,968	1,576,216
Qualys, Inc.*	384	49,206
Quest Diagnostics, Inc.	342	46,177
RBC Bearings, Inc.	237	42,771
Regal Rexnord Corp.	282	44,691
Regency Centers Corp.[1]	1,743	125,060
Regeneron Pharmaceuticals, Inc.[1]	222	135,107
Regions Financial Corp.	22,708	520,922
Reliance Steel & Aluminum Co.	291	44,488
ResMed, Inc.	192	43,891
Revolve Group, Inc.*	1,041	51,342
Robert Half International, Inc.[1]	12,043	1,363,990
Rogers Corp.*	177	48,312
Rollins, Inc.	1,488	45,905
Roper Technologies, Inc.	1,257	549,510
Royal Caribbean Cruises Ltd.*	2,615	203,473
S&P Global, Inc.	333	138,268
Safety Insurance Group, Inc.	576	47,422
Saia, Inc.	174	49,465
salesforce.com, Inc.	1,982	461,073
Sanderson Farms, Inc.	255	46,920
Schlumberger N.V.	11,368	444,148
Schneider Electric SE	1,934	327,611
SEI Investments Co.	774	45,364
Selective Insurance Group, Inc.	615	48,524
Semtech Corp.*	603	42,873
Sherwin-Williams Co.	175	50,139
Shoe Carnival, Inc.	1,344	45,911
Shutterstock, Inc.	519	50,327
Simon Property Group, Inc.[1]	1,664	244,941
Simpson Manufacturing Co., Inc.	378	42,635
Simulations Plus, Inc.	1,023	43,498

PACE Alternative Strategies Investments

Portfolio of investments—January 31, 2022 (unaudited)

	Number of shares	Value
Common stocks—(continued)
United States—(continued)
Skyworks Solutions, Inc.	2,858	$418,754
SMART Global Holdings, Inc.	1,400	80,304
Snap-on, Inc.	222	46,232
Snowflake, Inc., Class A*	800	220,720
Southwest Airlines Co.	20,917	936,245
SPS Commerce, Inc.	408	50,531
Standard Motor Products, Inc.	933	44,663
Steel Dynamics, Inc.[1]	4,300	238,736
Steven Madden Ltd.	1,158	47,640
Stewart Information Services Corp.	624	44,572
SVB Financial Group	1,163	679,076
Synopsys, Inc.	150	46,575
T-Mobile U.S., Inc.*	2,180	235,811
T. Rowe Price Group, Inc.[1]	1,152	177,903
Take-Two Interactive Software, Inc.*	16,327	2,666,852
Target Corp.[1]	4,231	932,639
Tenable Holdings, Inc.	4,740	243,636
Teradyne, Inc.	294	34,524
Terminix Global Holdings, Inc.	5,700	245,898
Tesla, Inc.[1]	132	123,647
Tetra Tech, Inc.	327	45,515
Texas Roadhouse, Inc.	13,200	1,127,148
Timken Co.	6,119	408,749
Toll Brothers, Inc.	732	43,166
TopBuild Corp.*	207	48,159
Toro Co.	492	47,517
Trade Desk, Inc., Class A	642	44,645
Tradeweb Markets, Inc., Class A	528	44,759
Trane Technologies PLC	1,686	291,847
Trex Co., Inc.	453	41,436
Tri Pointe Homes, Inc.	1,854	44,144
Trimble, Inc.*	639	46,110
TrueCar, Inc.*	13,014	44,768
Tyson Foods, Inc., Class A1	11,186	1,016,696
UFP Industries, Inc.	549	43,843
UGI Corp.[1]	33,598	1,523,669
Ulta Beauty, Inc.*,1	1,431	520,512
UniFirst Corp.	249	47,332
Union Pacific Corp.[1]	4,590	1,122,485
United Natural Foods, Inc.[1]	7,410	287,360
United Therapeutics Corp.*,1	1,270	256,375
Universal Display Corp.	294	45,132
US Physical Therapy, Inc.	510	49,353
USANA Health Sciences, Inc.	480	45,878
Veeva Systems, Inc., Class A*	216	51,093
Verizon Communications, Inc.[1]	9,301	495,092
Viatris, Inc.	108,466	1,623,736
Vicor Corp.	447	42,166
Vontier Corp.	21,440	602,678
W. R. Berkley Corp.[1]	13,850	1,170,325
Walgreens Boots Alliance, Inc.[1]	9,795	487,399
Waste Connections, Inc.	2,151	268,230
Waters Corp.*,1	63	20,168
Watsco, Inc.	162	45,775
	Number of shares	Value
Common stocks—(concluded)
United States—(concluded)
Watts Water Technologies, Inc., Class A	258	$39,528
WD-40 Co.	192	42,674
Weis Markets, Inc.	756	45,541
Wells Fargo & Co.[1]	50,428	2,713,026
West Pharmaceutical Services, Inc.	129	50,725
Western Digital Corp.*	8,421	435,703
Western Union Co.[1]	64,548	1,220,603
Weyerhaeuser Co.	1,185	47,910
Williams-Sonoma, Inc.	5,074	814,580
Winnebago Industries, Inc.	642	41,422
Wintrust Financial Corp.	4,402	431,704
Woodward, Inc.	414	45,652
Wynn Resorts Ltd.*	5,256	449,125
Xilinx, Inc.	246	47,613
XPEL, Inc.*	741	46,209
Zebra Technologies Corp., Class A	93	47,348
Zillow Group, Inc., Class C*	36,979	1,866,700
Zions Bancorp N.A.	16,523	1,120,590
Zscaler, Inc.*	901	231,656
Zumiez, Inc.*	1,119	50,299
Zuora, Inc., Class A	9,124	151,732
Zynga, Inc., Class A*	97,668	885,849
		128,283,749
Total common stocks (cost—$215,284,495)		215,600,669
Preferred stocks—0.2%
Germany—0.2%
Bayerische Motoren Werke AG	961	83,171
Henkel AG & Co. KGaA	7,559	618,239
Total preferred stocks (cost—$699,096)		701,410
Investment companies—6.1%
AlphaSimplex Managed Futures Strategy Fund, Class Y	628,120	6,482,200
Carillon Reams Unconstrained Bond Fund, Class I	1,404,006	17,662,391
Invesco DB Gold Fund*	48,000	2,465,088
Total investment companies (cost—$25,491,630)		26,609,679
	Number of warrants
Warrants—0.0%†
Canada—0.0%†
Medexus Pharmaceuticals, Inc. expires 02/23/23*	12,500	1,770
United States—0.0%†
Mission Advancement Corp., Class A expires 12/31/28*	11,947	4,568
Total warrants (cost—$8,302)		6,338

PACE Alternative Strategies Investments

Portfolio of investments—January 31, 2022 (unaudited)

	Face amount		Value
Corporate bonds—12.1%
Canada—0.4%
Chorus Aviation, Inc. 6.000%, due 06/30/26[1,2]	CAD	2,188,000	$1,665,334
Hong Kong—0.0%†
Seaspan Corp. 3.750%, due 12/15/25[2]		$125,000	155,974
United States—11.7%
Amyris, Inc. 1.500%, due 11/15/26[2]		525,000	405,062
Bloomin' Brands, Inc. 5.000%, due 05/01/25		1,500,000	2,838,750
Carnival Corp. 5.750%, due 04/01/23		6,540,000	13,557,943
Cinemark Holdings, Inc. 4.500%, due 08/15/25		2,140,000	2,903,959
Coupa Software, Inc. 0.125%, due 06/15/25		2,000,000	2,225,320
Guess?, Inc. 2.000%, due 04/15/24		1,000,000	1,143,880
iStar, Inc. 3.125%, due 09/15/22		2,500,000	3,905,725
Liberty Media Corp. 0.500%, due 12/01/50[2]		1,500,000	2,006,310
1.375%, due 10/15/23		6,867,000	9,359,721
Patrick Industries, Inc. 1.750%, due 12/01/28[2]		450,000	420,326
Southwest Airlines Co. 1.250%, due 05/01/25		1,500,000	2,030,115
United States Steel Corp. 5.000%, due 11/01/26		3,000,000	5,332,770
Wayfair, Inc. 1.000%, due 08/15/26		2,450,000	3,140,679
World Wrestling Entertainment, Inc. 3.375%, due 12/15/23		978,000	2,021,986
			51,292,546
Total corporate bonds (cost—$51,842,258)			53,113,854
	Number of shares
Short-term investments—22.8%
Investment companies—22.8%
State Street Institutional U.S. Government Money Market Fund, 0.030%[3] (cost—$99,847,106)		99,847,106	99,847,106
	Face amount
Short-term U.S. Treasury obligations—7.8%
U.S. Treasury Bills 0.041%, due 03/24/22[1,4]		$23,000,000	22,997,475
0.061%, due 04/21/22[1,4]		5,500,000	5,497,993
0.165%, due 05/19/22[1,4]		5,500,000	5,495,623
Total short-term U.S. Treasury obligations (cost—$33,995,457)			33,991,091
	Number of contracts	Notional amount	Value
Equity and foreign exchange options purchased—0.3%
Call options—0.3%
Call Euro STOXX 50, strike @ $4,325 expires 02/18/22 (Counterparty: JPMCB)	4	$17,732,500	$320,588
Call FTSE 100 Index, strike @ $7,700 expires 03/08/22 (Counterparty: JPMCB)	2	18,480,000	153,319
Call Nasdaq 100 Stock Index strike @ $14,750 expires 03/18/22 (Counterparty: JPMCB)	1	2,950,000	117,780
Call NIKKEI 225 Index, strike @ $28,750 expires 02/10/22 (Counterparty: JPMCB)	1	1,293,750,000	5,474
Call S&P 500 Index, strike @ $4,450, expires 04/14/22 (Counterparty: JPMCB)	1	12,460,000	554,176
Call S&P 500 Index, strike @ $4,850, expires 03/31/22 (Counterparty: JPMCB)	1	12,125,000	42,500
Call S&P 500 Index, strike @ $4,850, expires 02/28/22 (Counterparty: JPMCB)	1	12,125,000	8,725
Call NIKKEI 225 Index, strike @ $29,250, expires 03/11/22 (Counterparty: JPMCB)	1	1,462,500,000	31,283
Call FTSE 100 Index, strike @ $7,650, expires 02/18/22 (Counterparty: JPMCB)	1	6,196,500	33,770
Call Euro STOXX 50, strike @ $4,200, expires 02/18/22 (Counterparty: JPMCB)	2	7,812,000	117,437
Total			1,385,052
Put options—0.0%†
Put Amyris, Inc. , strike price @ $4.000 01/20/23 (Counterparty: MSCI)	1	14,800	5,180
Put Euro STOXX 50, strike @ $3,500 expires 02/18/22 (Counterparty: JPMCB)	2	8,575,000	13,762
Put S&P 500 Index, strike @ $3,850, expires 02/28/22 (Counterparty: JPMCB)	1	9,625,000	25,250

PACE Alternative Strategies Investments

Portfolio of investments—January 31, 2022 (unaudited)

	Number of contracts	Notional amount	Value
Equity and foreign exchange options purchased—(concluded)
Put options—(concluded)
Put United States Steel Corp., strike @ $12, expires 01/20/23 (Counterparty: MSCI)	1	$120,000	$9,100
Total			53,292
Total equity and foreign exchange options purchased (cost—$2,365,786)			1,438,344
Total investments before investments sold short (cost—$429,534,130)—98.5%			431,308,491

	Number of shares
Investments sold short—(27.0)%
Common stocks—(22.8)%
Australia—(0.2)%
De Grey Mining Ltd.	(216,237)	(175,195)
Paladin Energy Ltd.	(473,972)	(247,153)
PointsBet Holdings Ltd.	(41,895)	(146,822)
Qantas Airways Ltd.	(23,024)	(78,803)
		(647,973)
Burkina Faso—(0.1)%
IAMGOLD Corp.	(176,340)	(430,047)
Canada—(4.7)%
Agnico Eagle Mines Ltd.	(4,390)	(209,666)
Air Canada	(2,200)	(39,564)
Altus Group Ltd.	(6,610)	(317,253)
Atco Ltd., Class I	(22,060)	(743,114)
Atlas Corp.	(6,535)	(94,496)
B2Gold Corp.	(103,060)	(371,329)
Ballard Power Systems, Inc.	(77,000)	(803,225)
Barrick Gold Corp.	(22,950)	(439,266)
BlackBerry Ltd.	(33,400)	(274,841)
Brookfield Renewable Partners LP	(24,670)	(826,571)
Calian Group Ltd.	(4,400)	(197,821)
Cameco Corp.	(3,361)	(65,335)
Canadian Natural Resources Ltd.	(22,910)	(1,165,370)
Canadian Utilities Ltd., Class A	(11,010)	(319,867)
Canopy Growth Corp.	(68,200)	(548,326)
Capital Power Corp.	(8,720)	(270,830)
Cascades, Inc.	(63,540)	(635,825)
Choice Properties Real Estate Investment Trust	(48,520)	(553,849)
CI Financial Corp.	(13,030)	(241,811)
Copperleaf Technologies, Inc.	(23,370)	(316,221)
Crombie Real Estate Investment Trust	(38,630)	(526,048)
CT Real Estate Investment Trust	(26,340)	(351,228)
DIRTT Environmental Solutions	(8,740)	(14,370)
Equinox Gold Corp.	(94,120)	(539,775)
Equitable Group, Inc.	(4,380)	(243,128)
Extendicare, Inc.	(48,210)	(275,345)
First Capital Real Estate Investment Trust	(33,400)	(466,651)
FirstService Corp.	(1,120)	(178,589)
	Number of shares	Value
Investments sold short—(continued)
Common stocks—(continued)
Canada—(concluded)
Hut 8 Mining Corp.	(26,190)	$(154,937)
International Petroleum Corp.	(1)	(7)
Kinross Gold Corp.	(43,580)	(235,530)
Labrador Iron Ore Royalty Corp.	(4,370)	(134,591)
Lightspeed Commerce, Inc.	(19,200)	(623,209)
Metro, Inc.	(16,600)	(887,884)
MTY Food Group, Inc.	(6,400)	(286,179)
NexGen Energy Ltd.	(73,500)	(302,407)
NFI Group, Inc.	(8,040)	(120,807)
North West Co., Inc.	(18,300)	(504,594)
Novagold Resources, Inc.	(21,340)	(140,683)
Pan American Silver Corp.	(14,000)	(302,985)
Parkland Corp.	(8,730)	(232,132)
Peyto Exploration & Development Corp.	(29,240)	(229,108)
PrairieSky Royalty Ltd.	(59,690)	(768,224)
Ritchie Bros Auctioneers, Inc.	(11,240)	(685,108)
Rogers Sugar, Inc.	(99,000)	(466,515)
Russel Metals, Inc.	(22,900)	(571,442)
SilverCrest Metals, Inc.	(1,700)	(12,812)
Sleep Country Canada Holdings, Inc.	(13,110)	(369,739)
SmartCentres Real Estate Investment Trust	(34,910)	(844,222)
TC Energy Corp.	(7,300)	(376,959)
TMX Group Ltd.	(3,850)	(391,648)
Westshore Terminals Investment Corp.	(17,700)	(375,820)
Whitecap Resources, Inc.	(60,770)	(428,830)
WSP Global, Inc.	(1,610)	(214,684)
		(20,690,770)
Colombia—(0.1)%
Ecopetrol SA, ADR	(22,000)	(324,280)
France—(0.0)%†
Safran SA	(276)	(33,415)
Germany—(0.0)%†
Bechtle AG	(1,500)	(90,064)
Netherlands—(0.1)%
Argenx SE	(1,871)	(499,821)
Saudi Arabia—(0.1)%
Delivery Hero SE	(4,986)	(384,869)
Sweden—(0.2)%
Embracer Group AB	(76,347)	(766,015)
United Kingdom—(0.4)%
Berkeley Group Holdings PLC	(1,052)	(60,038)
Eurasia Mining PLC	(718,254)	(207,668)
Greatland Gold PLC	(1,406,091)	(261,708)
ITM Power PLC	(46,966)	(174,294)
Just Eat Takeaway.com N.V.	(10,881)	(537,313)
Ocado Group PLC	(30,388)	(619,173)
		(1,860,194)
United States—(16.9)%
10X Genomics, Inc., Class A	(3,771)	(363,034)
3M Co.	(2,150)	(356,943)

PACE Alternative Strategies Investments

Portfolio of investments—January 31, 2022 (unaudited)

	Number of shares	Value
Investments sold short—(continued)
Common stocks—(continued)
United States—(continued)
Accolade, Inc.	(12,396)	$(236,764)
Affirm Holdings, Inc.	(3,276)	(209,893)
Aflac, Inc.	(5,084)	(319,377)
Alnylam Pharmaceuticals, Inc.	(78)	(10,733)
American Airlines Group, Inc.	(44,120)	(726,656)
American Eagle Outfitters, Inc.	(7,666)	(175,015)
Amyris, Inc.	(29,313)	(133,667)
AT&T, Inc.	(5,337)	(136,093)
Axsome Therapeutics, Inc.	(5,875)	(161,210)
Blink Charging Co.	(11,194)	(234,067)
Bloomin' Brands, Inc.	(109,781)	(2,231,852)
Boeing Co.	(326)	(65,278)
Bruker Corp.	(3,867)	(257,542)
Capri Holdings Ltd.	(3,798)	(228,146)
Carnival Corp.	(627,962)	(12,439,927)
Carter's, Inc.	(2,292)	(213,431)
Carvana Co.	(4,860)	(787,612)
Caterpillar, Inc.	(1,140)	(229,778)
CH Robinson Worldwide, Inc.	(4,010)	(419,646)
Cheesecake Factory, Inc.	(28,269)	(1,008,638)
Cinemark Holdings, Inc.	(116,307)	(1,756,236)
Cogent Communications Holdings, Inc.	(1,385)	(88,100)
Coinbase Global, Inc., Class A	(1,480)	(281,422)
Consolidated Edison, Inc.	(3,958)	(342,169)
Container Store Group, Inc.	(780)	(7,956)
Coupa Software, Inc.	(7,519)	(1,009,576)
Crocs, Inc.	(4,570)	(468,973)
Darden Restaurants, Inc.	(4,672)	(653,473)
Delta Air Lines, Inc.	(1,091)	(43,302)
Deluxe Corp.	(14,700)	(442,470)
Devon Energy Corp.	(2,273)	(114,946)
DXC Technology Co.	(6,652)	(200,092)
Electronic Arts, Inc.	(2,451)	(325,150)
Energy Fuels Inc/Canada	(34,900)	(215,800)
Estee Lauder Cos., Inc., Class A	(1,102)	(343,593)
Exact Sciences Corp.	(9,555)	(729,620)
Expedia Group, Inc.	(1,198)	(219,581)
Expeditors International of Washington, Inc.	(2,980)	(341,150)
Exxon Mobil Corp.	(1,522)	(115,611)
Fastly, Inc., Class A	(7,539)	(216,068)
Federal Realty Investment Trust	(2,671)	(340,526)
Frontier Communications Parent, Inc.	(3,872)	(103,228)
FuelCell Energy, Inc.	(63,196)	(267,951)
General Mills, Inc.	(3,227)	(221,630)
Grand Canyon Education, Inc.	(2,548)	(213,217)
Guardant Health, Inc.	(3,261)	(226,803)
Guess?, Inc.	(20,558)	(473,245)
Hudson Pacific Properties, Inc.	(22,091)	(522,010)
II-VI, Inc.	(3,187)	(202,056)
Insulet Corp.	(1,118)	(277,264)
International Paper Co.	(4,150)	(200,237)
iStar, Inc.	(172,650)	(3,706,796)
Janus Henderson Group PLC	(5,157)	(190,293)
Jones Lang LaSalle, Inc.	(898)	(225,209)
Kimberly-Clark Corp.	(2,180)	(300,077)
	Number of shares	Value
Investments sold short—(continued)
Common stocks—(continued)
United States—(continued)
Las Vegas Sands Corp.	(718)	$(31,448)
Lemonade, Inc.	(7,084)	(226,192)
Liberty Media Corp.-Liberty Braves, Class A	(13,693)	(384,089)
Liberty Media Corp.-Liberty Formula One, Class A	(31,493)	(1,725,816)
Liberty Media Corp.-Liberty SiriusXM, Class A	(128,000)	(5,920,000)
Limelight Networks, Inc.	(12,250)	(52,307)
Live Nation Entertainment, Inc.	(14,926)	(1,634,546)
Lululemon Athletica, Inc.	(692)	(230,962)
Lumentum Holdings, Inc.	(2,040)	(207,019)
Luminar Technologies, Inc.	(13,043)	(190,950)
Nexstar Media Group, Inc., Class A	(1,436)	(237,486)
Nordson Corp.	(1,428)	(332,067)
Novocure Ltd.	(6,997)	(480,344)
Nu Skin Enterprises, Inc., Class A	(4,285)	(206,494)
NVR, Inc.	(230)	(1,225,261)
Oak Street Health, Inc.	(29,132)	(506,314)
Occidental Petroleum Corp.	(3,105)	(116,965)
Otis Worldwide Corp.	(13,770)	(1,176,371)
Packaging Corp. of America	(1,390)	(209,376)
Patrick Industries, Inc.	(2,562)	(164,993)
Peloton Interactive, Inc., Class A	(5,742)	(156,929)
Plug Power, Inc.	(35,364)	(773,411)
Primo Water Corp.	(21,950)	(366,251)
Provention Bio, Inc.	(32,995)	(176,853)
Redfin Corp.	(8,581)	(253,740)
Regency Centers Corp.	(4,644)	(333,207)
Republic Services, Inc.	(3,670)	(468,512)
RH	(330)	(132,931)
Rivian Automotive, Inc.	(6,537)	(429,742)
Royal Caribbean Cruises Ltd.	(3,047)	(237,087)
Seagen, Inc.	(3,962)	(532,929)
SeaWorld Entertainment, Inc.	(3,353)	(199,772)
SEI Investments Co.	(20,010)	(1,172,786)
Sinclair Broadcast Group, Inc., Class A	(4,184)	(114,976)
Southern Co.	(4,828)	(335,498)
Southwest Airlines Co.	(25,342)	(1,134,308)
Splunk, Inc.	(6,464)	(801,019)
Sunrun, Inc.	(23,356)	(605,621)
T Rowe Price Group, Inc.	(2,030)	(313,493)
Teladoc Health, Inc.	(808)	(61,982)
Tesla, Inc.	(110)	(103,039)
TG Therapeutics, Inc.	(16,450)	(190,326)
TuSimple Holdings, Inc.	(9,059)	(169,947)
Twilio, Inc., Class A	(1,977)	(407,499)
Uber Technologies, Inc.	(17,665)	(660,671)
United States Steel Corp.	(207,415)	(4,297,639)
Unity Software, Inc.	(2,358)	(247,944)
Uranium Energy Corp.	(68,751)	(179,440)
Urban Outfitters, Inc.	(6,850)	(196,732)
Verizon Communications, Inc.	(6,276)	(334,071)
Virgin Galactic Holdings, Inc.	(22,808)	(209,834)
Vuzix Corp.	(15,381)	(100,438)
Waste Management, Inc.	(2,750)	(413,710)
Wayfair, Inc., Class A	(17,704)	(2,760,408)
Westrock Co.	(4,620)	(213,259)

PACE Alternative Strategies Investments

Portfolio of investments—January 31, 2022 (unaudited)

	Number of shares	Value
Investments sold short—(continued)
Common stocks—(concluded)
United States—(concluded)
Whirlpool Corp.	(2,180)	$(458,214)
Wingstop, Inc.	(1,421)	(217,768)
World Wrestling Entertainment, Inc., Class A	(36,510)	(1,823,309)
Wynn Resorts Ltd.	(1,403)	(119,886)
Zillow Group, Inc.	(3,721)	(185,529)
Zillow Group, Inc., Class C	(11,843)	(597,835)
		(74,078,677)
Total common stocks (proceeds—$(108,371,424))		(99,806,125)
	Face amount
Corporate bonds—(0.0)%†
United States—(0.0)%†
Patrick Industries, Inc. 4.750%, due 05/01/29 (proceeds—$(98,030))	$(100,000)	(96,500)
		(96,500)
	Number of shares	Value
Investments sold short—(concluded)
Investment companies—(4.2)%
BMO S&P 500 Index ETF	(22,400)	$(1,108,678)
Horizon S&P/TSX 60 Index ETF	(160,130)	(6,391,847)
Industrial Select Sector SPDR Fund	(4,600)	(463,404)
iShares Core S&P Small-Cap ETF	(37,460)	(3,980,125)
iShares MSCI USA Momentum Factor ETF	(5,010)	(828,654)
SPDR Bloomberg High Yield Bond ETF	(17,200)	(1,815,804)
SPDR S&P 500 ETF Trust	(7,235)	(3,255,099)
SPDR S&P Oil & Gas Exploration & Production ETF	(3,440)	(366,704)
Total investment companies (proceeds—$(17,759,181))		(18,210,315)
Total investments sold short (proceeds—$126,228,635)		(118,112,940)
Other assets in excess of liabilities—28.5%		124,766,113
Net assets—100.0%		$437,961,664

For a listing of defined portfolio acronyms that are used throughout the Portfolio of investments as well as the tables that follow, please refer to the Glossary of terms used in the Portfolio of investments.

Equity options written

Notional amount		Number of contracts	Call options	Counterparty	Expiration date	Premiums received	Current value	Unrealized appreciation (depreciation)
EUR	7,998,000	186	Call Euro STOXX 50, strike @ 4,300, strike @ 4,300.00	JPCMB	02/18/22	$151,030	$(43,464)	$107,566
EUR	17,937,500	410	Call Euro STOXX 50, strike @ 4,375, strike @ 4,375.00	JPCMB	04/14/22	385,508	(220,174)	165,334
GBP	6,237,000	81	Call FTSE 100 Index, strike @ 7700, strike @ 7,700.00	JPCMB	02/18/22	52,566	(22,877)	29,689
GBP	18,720,000	240	Call FTSE 100 Index, strike @ 7800, strike @ 7,800.00	JPCMB	03/18/22	90,035	(79,080)	10,955
JPY	1,316,250,000	45	Call NIKKEI 225 Index, strike @ 29,250.00, strike @ 29,250.00	JPCMB	02/10/22	150,529	(2,737)	147,792
JPY	1,487,500,000	50	Call NIKKEI 225 Index, strike @ 29,750.00, strike @ 29,750.00	JPCMB	03/11/22	104,960	(16,945)	88,015
USD	12,740,000	28	Call S&P 500 Index, strike @ 4,550.00, strike @ 4,550.00	JPCMB	04/14/22	217,792	(363,580)	(145,788)
USD	12,250,000	25	Call S&P 500 Index, strike @ 4,900.00, strike @ 4,900.00	JPCMB	03/31/22	216,707	(28,750)	187,957
	Total					$1,369,127	$(777,607)	$591,520

PACE Alternative Strategies Investments

Portfolio of investments—January 31, 2022 (unaudited)

Equity options written—(concluded)

Notional amount		Number of contracts	Put options	Counterparty	Expiration date	Premiums received	Current value	Unrealized appreciation (depreciation)
EUR	2,480,000	62	Put Euro STOXX 50, strike @ 4,000, strike @ 4,000.00	JPCMB	02/18/22	$79,516	$(28,558)	$50,958
EUR	2,614,500	63	Put Euro STOXX 50, strike @ 4,150, strike @ 4,150.00	JPCMB	04/14/22	99,614	(122,728)	(23,114)
GBP	1,341,000	18	Put FTSE 100 Index, strike @ 7450, strike @ 7,450.00	JPCMB	02/18/22	19,335	(30,018)	(10,683)
GBP	1,812,000	24	Put FTSE 100 Index, strike @ 7550, strike @ 7,550.00	JPCMB	03/18/22	64,354	(82,792)	(18,438)
USD	2,800,000	2	Put Nasdaq 100 Stock Index strike @14,000, strike @ 14,000.00	JPCMB	03/18/22	119,548	(58,840)	60,708
JPY	285,000,000	10	Put NIKKEI 225 Index, strike @ 28,500.00, strike @ 28,500.00	JPCMB	03/11/22	84,020	(142,075)	(58,055)
USD	3,010,000	7	Put S&P 500 Index, strike @ 4,300.00, strike @ 4,300.00	JPCMB	04/14/22	150,605	(73,318)	77,287
USD	2,350,000	5	Put S&P 500 Index, strike @ 4,700.00, strike @ 4,700.00	JPCMB	02/28/22	43,291	(105,000)	(61,709)
USD	2,350,000	5	Put S&P 500 Index, strike @ 4,700.00, strike @ 4,700.00	JPCMB	03/31/22	63,284	(126,700)	(63,416)
	Total					$723,567	$(770,029)	$(46,462)
	Total equity options written					$2,092,694	$(1,547,636)	$545,058

Futures contracts

Number of contracts	Currency		Expiration date	Current notional amount	Value	Unrealized appreciation (depreciation)
Index futures buy contracts:
54	USD	Mini Health Care Select Sector Futures	March 2022	$7,306,305	$7,151,220	$(155,085)
59	USD	MSCI Emerging Markets (EM) Index Futures	March 2022	3,750,871	3,613,160	(137,711)
Total				$11,057,176	$10,764,380	$(292,796)
Index futures sell contracts:
49	EUR	EURO STOXX 50 Index Futures	March 2022	$(2,311,305)	$(2,280,683)	$30,622
584	EUR	EURO STOXX 600 Index Futures	March 2022	(15,650,659)	(15,287,023)	363,636
12	GBP	FTSE 100 Index Futures	March 2022	(1,197,687)	(1,193,706)	3,981
10	JPY	NIKKEI 225 Index Futures	March 2022	(2,394,034)	(2,350,539)	43,495
60	USD	MSCI World Index Futures	March 2022	(5,738,775)	(5,484,000)	254,775
90	USD	Russell 2000 Mini Index Futures	March 2022	(9,920,200)	(9,109,800)	810,400
18	USD	S&P 500 E-Mini Index Futures	March 2022	(4,003,162)	(4,053,825)	(50,663)
U.S. Treasury futures sell contracts:
474	USD	U.S. Treasury Note 5 Year Futures	March 2022	$(56,744,819)	$(56,502,281)	$242,538
Total				$(97,960,641)	$(96,261,857)	$1,698,784
Net unrealized appreciation (depreciation)						$1,405,988

PACE Alternative Strategies Investments

Portfolio of investments—January 31, 2022 (unaudited)

Centrally cleared credit default swap agreements on corporate issues—sell protection5

Referenced obligations	Notional amount (000)		Maturity date	Payment frequency	Payments received by the Portfolio[6]	Upfront payments received (made)	Value	Unrealized appreciation (depreciation)
CDX North America High Yield Series 37 Index	USD	1,082	12/20/26	Quarterly	5.000%	$(93,921)	$80,311	$(13,610)
iTraxx Europe Crossover Series 36 Index	EUR	895	12/20/26	Quarterly	5.000	(121,814)	99,673	(22,141)
Total						$(215,735)	$179,984	$(35,751)

Centrally cleared interest rate swap agreements

Notional amount (000)		Maturity date	Payment frequency	Payments made by the Portfolio[6]	Payments received by the Portfolio[6]	Value	Unrealized appreciation (depreciation)
CNY	79,700	09/15/26	Quarterly	3 Month CNY CNRR	2.511%	$156,490	$156,490
GBP	4,618	12/21/32	Annual	0.957%	12 Month SONIA	164,636	164,636
GBP	4,618	12/21/32	Annual	0.973	12 Month SONIA	155,454	155,454
GBP	1,800	12/21/32	Annual	0.933	12 Month SONIA	69,540	69,540
CNY	88,587	12/15/26	Quarterly	3 Month CNY CNRR	2.658	271,429	271,429
GBP	17,618	12/21/24	Annual	12 Month SONIA	1.127	(199,336)	(199,336)
GBP	3,770	12/21/32	Annual	1.110	12 Month SONIA	62,726	62,726
GBP	26,369	12/21/24	Annual	12 Month SONIA	1.103	(314,785)	(314,785)
GBP	5,491	12/21/32	Annual	1.110	12 Month SONIA	91,357	91,357
GBP	21,955	12/21/24	Annual	12 Month SONIA	1.140	(240,655)	(240,655)
GBP	21,955	12/21/24	Annual	12 Month SONIA	1.130	(246,398)	(246,398)
GBP	10,600	12/21/24	Annual	12 Month SONIA	1.143	(115,358)	(115,358)
GBP	2,663	12/21/32	Annual	1.052	12 Month SONIA	63,434	63,434
USD	61,915	03/15/25	Annual	1.404	12 Month SOFR	265,401	265,401
GBP	2,325	03/15/33	Annual	1.121	12 Month SONIA	32,996	32,996
GBP	2,325	03/15/33	Annual	1.136	12 Month SONIA	28,674	28,674
GBP	2,325	03/15/33	Annual	1.149	12 Month SONIA	24,929	24,929
GBP	2,325	03/15/33	Annual	1.126	12 Month SONIA	31,555	31,555
GBP	12,297	12/21/24	Annual	12 Month SONIA	1.278	(90,407)	(90,407)
AUD	30,749	03/16/23	Quarterly	3 Month AUD BBSW	0.620	(25,369)	(25,369)
AUD	10,250	03/16/23	Quarterly	3 Month AUD BBSW	0.608	(9,323)	(9,323)
AUD	20,500	03/16/23	Quarterly	3 Month AUD BBSW	0.603	(19,368)	(19,368)
AUD	20,500	03/16/23	Quarterly	3 Month AUD BBSW	0.603	(19,440)	(19,440)
AUD	41,001	03/16/23	Quarterly	3 Month AUD BBSW	0.612	(36,138)	(36,138)
AUD	20,139	03/16/23	Quarterly	3 Month AUD BBSW	0.608	(18,417)	(18,417)
AUD	20,861	03/16/23	Quarterly	3 Month AUD BBSW	0.603	(19,812)	(19,812)
GBP	11,000	03/15/25	Annual	12 Month SONIA	1.356	(55,448)	(55,448)
GBP	11,000	03/15/25	Annual	12 Month SONIA	1.356	(55,592)	(55,592)
GBP	11,000	03/15/25	Annual	12 Month SONIA	1.370	(51,434)	(51,434)
GBP	11,000	03/15/25	Annual	12 Month SONIA	1.344	(59,032)	(59,032)
	Total					$(157,691)	$(157,691)

PACE Alternative Strategies Investments

Portfolio of investments—January 31, 2022 (unaudited)

OTC Total return swap agreements

Counterparty	Notional amount (000)		Maturity date	Payment frequency	Payments made by the Portfolio[6]	Payments received by the Portfolio[6]	Upfront payments received (made)	Value	Unrealized appreciation (depreciation)
BB	USD	2	06/17/22	Quarterly	0.000%	S&P 500 Index	$—	$(458,856)	$(458,856)
BB	EUR	11	10/29/22	Quarterly	0.000	3 Month EURIBOR	(211,946)	—	(211,946)
BB	EUR	540	10/29/22	Quarterly	3 Months EURIBOR	0.552%	—	(246)	(246)
BB	EUR	189	10/29/22	Quarterly	3 Months EURIBOR	0.552	—	(81)	(81)
BOA	USD	—	03/18/22	Quarterly	0.000	S&P 500 Index	—	25,541	25,541
BOA	USD	1	04/14/22	Quarterly	0.000	S&P 500 Index	—	(248,084)	(248,084)
BOA	USD	1	08/19/22	Quarterly	0.000	S&P 500 Index	—	33,203	33,203
GS	USD	—	04/14/22	Quarterly	0.000	S&P 500 Index	—	5,038	5,038
GS	USD	1	09/16/22	Quarterly	0.000	S&P 500 Index	—	(129)	(129)
JPMCB	USD	9	08/05/22	Monthly	Block, Inc.	-0.230	—	1,228,272	1,228,272
JPMCB	EUR	12	02/22/22	Monthly	-0.273	Siltronic Ag-Tend	—	(348,973)	(348,973)
JPMCB	CAD	16	02/22/22	Monthly	0.8325	Cineplex, Inc.	—	10,275	10,275
JPMCB	USD	11	02/24/22	Monthly	M&T Bank Corp.	-0.230	—	(156,278)	(156,278)
JPMCB	USD	91	02/24/22	Monthly	0.370	People's United Financial	—	110,958	110,958
JPMCB	CAD	71	03/17/22	Monthly	0.932	Shaw Communications, Inc., Class B	—	216,718	216,718
JPMCB	USD	8	03/29/22	Monthly	II-VI, Inc.	-0.230	—	25,347	25,347
JPMCB	USD	39	04/14/22	Monthly	0.370	Nuance Communications, Inc.	—	87,415	87,415
JPMCB	USD	91	04/25/22	Monthly	0.370	Welbilt, Inc.	—	160,702	160,702
JPMCB	USD	2	04/28/22	Monthly	New York Community BanCorp.	-0.230	—	748	748
JPMCB	USD	—	04/28/22	Monthly	0.370	Flagstar BanCorp., Inc.	—	(655)	(655)
JPMCB	USD	82	05/13/22	Monthly	0.370	Ferro Corp.	—	14,944	14,944
JPMCB	USD	36	07/27/22	Monthly	0.370	Veoneer, Inc.	—	27,085	27,085
JPMCB	EUR	1,263	08/02/22	Monthly	-0.273	Europcar Mobility Group	—	11,052	11,052
JPMCB	GBP	147	08/04/22	Monthly	0.496	Meggitt PLC	—	26,052	26,052
JPMCB	USD	63	08/08/22	Monthly	Vici Properties, Inc.	-0.230	—	97,818	97,818
JPMCB	USD	47	08/08/22	Monthly	0.370	Mgm Growth Properties LLC, Class A	—	(60,312)	(60,312)
JPMCB	USD	2	08/11/22	Monthly	0.370	American National Group, Inc.	—	(460)	(460)
JPMCB	USD	11	08/11/22	Monthly	0.370	Sanderson Farms, Inc.	—	(123,844)	(123,844)
JPMCB	GBP	15	08/15/22	Monthly	0.496	Avast PLC	—	3,567	3,567
JPMCB	USD	1	08/15/22	Monthly	Nortonlifelock, Inc.	-0.230	—	284	284
JPMCB	GBP	33	08/18/22	Monthly	0.496	Ultra Electronics Hldgs PLC	—	(191,975)	(191,975)
JPMCB	USD	15	09/20/22	Monthly	0.370	Great Western BanCorp., Inc.	—	(23,650)	(23,650)
JPMCB	USD	13	09/20/22	Monthly	First Interstate Bancsys, Class A	-0.230	—	39,407	39,407
JPMCB	USD	29	09/29/22	Monthly	0.370	Kraton Corp.	—	27,797	27,797
JPMCB	USD	21	10/14/22	Monthly	0.370	Umpqua Holdings Corp.	—	(472)	(472)

PACE Alternative Strategies Investments

Portfolio of investments—January 31, 2022 (unaudited)

OTC Total return swap agreements—(continued)

Counterparty	Notional amount (000)		Maturity date	Payment frequency	Payments made by the Portfolio[6]	Payments received by the Portfolio[6]	Upfront payments received (made)	Value	Unrealized appreciation (depreciation)
JPMCB	USD	12	10/14/22	Monthly	Columbia Banking System, Inc.	-0.230%	$—	$(5,976)	$(5,976)
JPMCB	USD	41	10/25/22	Monthly	0.370%	Pnm Resources, Inc.	—	(201,098)	(201,098)
JPMCB	USD	11	10/31/22	Monthly	0.370	Xilinx, Inc.	—	100,927	100,927
JPMCB	USD	13	10/31/22	Monthly	Advanced Micro Devices	-0.230	—	91,712	91,712
JPMCB	USD	8	11/04/22	Monthly	0.370	Rogers Corp.	—	23,337	23,337
JPMCB	USD	3	11/07/22	Monthly	Zendesk, Inc.	-0.230	—	4,444	4,444
JPMCB	USD	15	11/07/22	Monthly	0.370	Momentive Global, Inc.	—	(66,069)	(66,069)
JPMCB	USD	7	11/09/22	Monthly	0.370	Monmouth Real Estate Investment Corp.	—	(348)	(348)
JPMCB	AUD	21	11/14/22	Monthly	Newcrest Mining Ltd.	-0.250	—	42,257	42,257
JPMCB	CAD	54	11/14/22	Monthly	0.933	Pretium Resources, Inc.	—	(20,550)	(20,550)
JPMCB	DKK	2	11/14/22	Monthly	-0.050	Drilling Co.	—	426	426
JPMCB	USD	3	11/15/22	Monthly	NOBLE Corp.	-1.036	—	784	784
JPMCB	USD	87	11/25/22	Monthly	0.370	Vonage Holdings Corp.	—	24,798	24,798
JPMCB	USD	40	12/08/22	Monthly	0.370	Gcp Applied Technologies	—	12,704	12,704
JPMCB	EUR	64	12/08/22	Monthly	-0.273	Intertrust Nv	—	(15,861)	(15,861)
JPMCB	USD	13	12/15/22	Monthly	0.370	Arena Pharmaceuticals, Inc.	—	8,223	8,223
JPMCB	USD	13	12/16/22	Monthly	0.370	Terminix Global Holdings, Inc.	—	(19,138)	(19,138)
JPMCB	GBP	61	12/16/22	Monthly	Rentokil Initial PLC	-0.104	—	21,057	21,057
JPMCB	CHF	9	12/16/22	Monthly	-0.412	Vifor Pharma Ag	—	38,160	38,160
JPMCB	USD	12	12/19/22	Monthly	0.370	CMC Materials, Inc.	—	(86,042)	(86,042)
JPMCB	USD	5	12/19/22	Monthly	Entegris, Inc.	-0.230	—	74,606	74,606
JPMCB	USD	24	12/22/22	Monthly	0.370	Cerner Corp.	—	5,094	5,094
JPMCB	USD	39	12/23/22	Monthly	0.370	Aerojet Rocketdyne Holdings	—	(323,326)	(323,326)
JPMCB	USD	42	12/28/22	Monthly	0.370	Ortho Clinical Diagnostics, Class H	—	(126,026)	(126,026)
JPMCB	USD	4	12/28/22	Monthly	Quidel Corp.	-0.230	—	110,572	110,572
JPMCB	USD	2	01/10/23	Monthly	0.370	Vocera Communications, Inc.	—	(143)	(143)
JPMCB	USD	84	01/10/23	Monthly	0.370	Change Healthcare, Inc.	—	(107,240)	(107,240)
JPMCB	USD	5	01/12/23	Monthly	Take-Two Interactive Softwre	-0.230	—	(86,428)	(86,428)
JPMCB	USD	161	01/12/23	Monthly	0.370	Zynga, Inc., Class A	—	58,461	58,461
JPMCB	USD	27	01/20/23	Monthly	0.370	Activision Blizzard, Inc.	—	(58,518)	(58,518)
JPMCB	USD	9	01/23/23	Monthly	0.370	Coherent, Inc.	—	(42,002)	(42,002)
JPMCB	USD	10	01/24/23	Monthly	0.370	Zogenix, Inc.	—	782	782
JPMCB	AUD	9	02/01/23	Monthly	0.000	Block, Inc.	—	(1,148,827)	(1,148,827)

PACE Alternative Strategies Investments

Portfolio of investments—January 31, 2022 (unaudited)

OTC Total return swap agreements—(concluded)

Counterparty	Notional amount (000)		Maturity date	Payment frequency	Payments made by the Portfolio[6]	Payments received by the Portfolio[6]	Upfront payments received (made)	Value	Unrealized appreciation (depreciation)
MSCI	USD	421	10/27/22	At maturity	Walmart, Inc., common stocks	1 Day Federal Fund Rate minus 30 bps	$—	$(6,956)	$(6,956)
MSCI	USD	790	12/03/24	At maturity	S&P 500 Index	1 Day Federal Fund Rate minus 25 bps	—	(147,367)	(147,367)
MSCI	USD	104	10/27/22	At maturity	Dow Jones U.S. Real Estate Index	1 Day Federal Fund Rate minus 20 bps	—	(24,897)	(24,897)
MSCI	USD	827	01/22/25	At maturity	Health Care Select Sector Index	1 Day Federal Fund Rate minus 25 bps	—	(36,305)	(36,305)
MSCI	USD	241	10/27/22	At maturity	S&P 500 Equal Weight Consumer Discretionary CME Index	1 Day Federal Fund Rate minus 35 bps	—	(24,383)	(24,383)
MSCI	USD	1,667	12/19/22	At maturity	1 Day Federal Fund Rate plus 55 bps	Cellnex Telecom SA., Common Stock	—	(228,535)	(228,535)
MSCI	USD	718	12/05/23	At maturity	S&P Pharmaceuticals Select Industry Index	1 Day Federal Fund Rate minus 35 bps	—	39,956	39,956
MSCI	USD	938	02/20/24	At maturity	S&P 500 Equal Weight Communication Services Index	1 Day Federal Fund Rate minus 35 bps	—	71,620	71,620
MSCI	USD	464	07/22/24	At maturity	S&P Retail Select Industry Index	1 Day Federal Fund Rate minus 127 bps	—	40,127	40,127
MSCI	USD	680	07/29/24	At maturity	S&P 500 Equal Weight Financials Index	1 Day Federal Fund Rate minus 35 bps	—	(29,175)	(29,175)
MSCI	USD	1,813	11/29/24	At maturity	Industrial Select Sector Index	1 Day Federal Fund Rate minus 35 bps	—	1,938	1,938
MSCI	USD	761	12/02/24	At maturity	Moody's Corp.	1 Day Federal Fund Rate minus 30 bps	—	93,063	93,063
MSCI	USD	699	01/08/25	At maturity	S&P Technology Select Sector Index	1 Day Federal Fund Rate minus 10 bps	—	(8,544)	(8,544)
MSCI	USD	409	01/17/25	At maturity	1 Day Federal Fund Rate plus 55 bps	Airbus SE	—	(5,563)	(5,563)
MSCI	USD	155	01/17/25	At maturity	1 Day Federal Fund Rate plus 55 bps	Telefonaktiebolaget LM Ericsson	—	1,719	1,719
MSCI	USD	1,989	01/17/25	At maturity	1 Day Federal Fund Rate plus 55 bps	London Stock Exchange Group PLC	—	81,304	81,304
MSCI	USD	677	04/09/24	At maturity	S&P Software & Service Select Industry Total Return Index	1 Day Federal Fund Rate plus 7 bps	—	47,147	47,147
SG	USD	1	03/18/22	Quarterly	0.000%	S&P 500 Index	—	(164,750)	(164,750)
SG	USD	1	03/18/22	Quarterly	0.000	S&P 500 Index	—	(267,927)	(267,927)
							$(211,946)	$(1,718,568)	$(1,930,514)

PACE Alternative Strategies Investments

Portfolio of investments—January 31, 2022 (unaudited)

Forward foreign currency contracts

Counterparty	Sell		Purchase		Settlement date	Unrealized appreciation (depreciation)
BB	AUD	22,161,343	USD	15,864,728	03/16/22	$192,597
BB	CAD	9,801,798	USD	7,641,930	03/16/22	(68,587)
BB	CAD	4,585,144	USD	3,624,651	03/16/22	17,779
BB	CHF	19,928,075	USD	21,692,842	03/16/22	162,368
BB	CHF	442,884	USD	476,840	03/16/22	(1,656)
BB	EUR	2,812,170	USD	3,186,326	03/16/22	24,064
BB	EUR	133,463	USD	149,314	03/16/22	(764)
BB	GBP	232,248	USD	316,249	03/16/22	3,978
BB	GBP	4,286,220	USD	5,697,636	03/16/22	(65,435)
BB	JPY	73,190,641	USD	633,864	03/16/22	(2,390)
BB	JPY	122,425,318	USD	1,076,307	03/16/22	12,052
BB	JPY	82,914,538	USD	723,625	04/20/22	2,460
BB	NOK	300,814,814	USD	33,047,188	03/16/22	(749,992)
BB	NOK	85,246,965	USD	9,668,945	03/16/22	91,269
BB	NZD	51,108,422	USD	34,662,699	03/16/22	1,056,978
BB	SEK	77,743,238	USD	8,595,633	03/16/22	254,820
BB	SEK	556,611	USD	59,635	03/16/22	(82)
BB	SGD	17,043,690	USD	12,516,949	03/16/22	(97,123)
BB	SGD	339,032	USD	251,975	03/16/22	1,056
BB	USD	14,350,236	AUD	20,341,422	03/16/22	34,876
BB	USD	6,430,829	AUD	8,939,884	03/16/22	(108,692)
BB	USD	17,472,399	CAD	22,042,422	03/16/22	(132,880)
BB	USD	136,312	CAD	175,076	03/16/22	1,410
BB	USD	6,848,151	CHF	6,273,742	03/16/22	(69,941)
BB	USD	42,180,688	EUR	37,218,234	03/16/22	(329,103)
BB	USD	429,694	EUR	384,651	03/16/22	2,843
BB	USD	14,795,219	GBP	11,175,541	03/16/22	230,945
BB	USD	22,421,256	GBP	16,564,491	03/16/22	(149,337)
BB	USD	5,355,210	JPY	608,672,224	03/16/22	(63,964)
BB	USD	457,492	JPY	52,771,839	03/16/22	1,258
BB	USD	9,905,017	NOK	89,419,693	03/16/22	141,476
BB	USD	120,932	NOK	1,073,083	03/16/22	(368)
BB	USD	3,957,325	NZD	5,879,614	03/16/22	(91,256)
BB	USD	15,072,014	SEK	136,540,050	03/16/22	(423,087)
BB	USD	4,264,509	SGD	5,811,565	03/16/22	36,643
BB	USD	1,672,375	SGD	2,252,718	03/16/22	(5,134)
BNP	BRL	10,267,684	USD	1,777,000	03/07/22	(140,637)
BNP	EUR	1,278,000	USD	1,452,284	04/20/22	13,815
BNP	KRW	881,676,988	USD	729,708	06/15/22	(382)
BNP	KRW	4,908,293,110	USD	4,118,292	06/15/22	53,885
BNP	TWD	20,971,300	USD	765,125	04/20/22	10,936
BNP	USD	12,500	EUR	11,000	04/20/22	(119)
BNP	USD	27,021	GBP	20,000	04/20/22	(134)
BOA	CHF	339,000	USD	371,791	04/20/22	5,114
BOA	DKK	528,000	USD	80,620	04/20/22	746

PACE Alternative Strategies Investments

Portfolio of investments—January 31, 2022 (unaudited)

Forward foreign currency contracts—(continued)

Counterparty	Sell		Purchase		Settlement date	Unrealized appreciation (depreciation)
BOA	EUR	9,313,002	USD	10,625,762	04/20/22	$143,391
BOA	GBP	2,149,588	USD	2,921,823	04/20/22	32,045
BOA	SEK	20,534,585	NOK	19,902,000	04/20/22	30,340
BOA	SEK	9,100,815	USD	1,006,144	04/20/22	29,235
BOA	USD	18,017	DKK	118,000	04/20/22	(167)
BOA	USD	281,877	EUR	248,000	04/20/22	(2,737)
BOA	USD	134,380	GBP	100,000	04/20/22	54
CITI	CHF	453,440	USD	496,924	04/20/22	6,463
CITI	GBP	294,000	USD	400,427	04/20/22	5,191
CITI	USD	1,175,104	CAD	1,471,000	04/20/22	(18,081)
CITI	USD	25,878	GBP	19,000	04/20/22	(335)
GS	BRL	10,746,730	USD	1,859,000	03/07/22	(148,106)
JPMCB	AUD	513,718	USD	370,806	02/28/22	7,549
JPMCB	CAD	133,572	USD	108,226	06/30/22	3,197
JPMCB	CAD	139,094	USD	108,426	06/30/22	(946)
JPMCB	DKK	1,699,000	USD	260,599	04/20/22	3,580
JPMCB	EUR	545,000	USD	608,167	04/20/22	(5,265)
JPMCB	GBP	2,149,589	USD	2,925,475	04/20/22	35,696
JPMCB	GBP	144,438	USD	200,405	08/31/22	6,354
JPMCB	GBP	179,438	USD	242,206	09/30/22	1,165
JPMCB	GBP	146,588	USD	193,724	09/30/22	(3,189)
JPMCB	NOK	1,763,000	USD	200,517	04/20/22	2,569
JPMCB	USD	2,201,204	AUD	3,014,108	02/28/22	(69,892)
JPMCB	USD	277,424	CAD	349,735	02/28/22	(2,294)
JPMCB	USD	107,295	CAD	137,457	02/28/22	840
JPMCB	USD	1,625,828	CHF	1,489,381	06/30/22	(10,128)
JPMCB	USD	68,208	DKK	445,690	06/30/22	(619)
JPMCB	USD	187,316	EUR	164,710	02/15/22	(2,225)
JPMCB	USD	98,916	GBP	74,524	02/28/22	1,295
JPMCB	USD	110,641	GBP	80,385	06/30/22	(2,613)
JPMCB	USD	172,282	GBP	125,040	08/31/22	(4,292)
JPMCB	ZAR	28,815,832	USD	1,777,000	06/15/22	(63,414)
MSCI	AUD	22,548,280	USD	16,188,784	03/16/22	243,018
MSCI	CAD	2,070,012	USD	1,618,601	03/16/22	(9,759)
MSCI	CAD	1,182,700	USD	939,379	03/16/22	9,017
MSCI	CHF	11,855,255	USD	12,844,823	03/16/22	36,298
MSCI	EUR	1,029,267	CAD	1,471,000	04/20/22	(1,481)
MSCI	EUR	7,897,732	USD	8,962,227	03/16/22	81,296
MSCI	EUR	302,000	USD	343,087	04/20/22	3,167
MSCI	EUR	100,000	USD	111,592	04/20/22	(964)
MSCI	GBP	529,992	USD	720,034	03/16/22	7,430
MSCI	GBP	15,832,734	USD	20,983,266	03/16/22	(304,764)
MSCI	GBP	148,000	USD	197,979	04/20/22	(983)
MSCI	JPY	83,888,405	USD	725,862	03/16/22	(3,388)
MSCI	JPY	4,263,323,478	USD	37,639,663	03/16/22	578,175

PACE Alternative Strategies Investments

Portfolio of investments—January 31, 2022 (unaudited)

Forward foreign currency contracts—(concluded)

Counterparty	Sell		Purchase		Settlement date	Unrealized appreciation (depreciation)
MSCI	NOK	108,189,251	USD	12,352,788	03/16/22	$197,497
MSCI	NOK	4,777,083	USD	536,554	03/16/22	(161)
MSCI	NZD	11,403,417	USD	7,748,092	03/16/22	249,913
MSCI	SEK	13,740,022	USD	1,505,124	03/16/22	31,003
MSCI	SEK	3,848,246	USD	410,220	03/16/22	(2,646)
MSCI	SEK	2,995,000	USD	328,517	04/20/22	7,025
MSCI	SGD	13,871,605	USD	10,206,714	03/16/22	(59,691)
MSCI	SGD	1,631,376	USD	1,211,101	03/16/22	3,716
MSCI	USD	3,661,338	AUD	5,071,061	03/16/22	(75,168)
MSCI	USD	568,007	AUD	811,266	03/16/22	5,707
MSCI	USD	21,997,489	CAD	27,868,588	03/16/22	(74,856)
MSCI	USD	667,256	CAD	849,383	03/16/22	905
MSCI	USD	46,944	CHF	43,645	03/16/22	210
MSCI	USD	3,119,052	CHF	2,864,275	03/16/22	(24,463)
MSCI	USD	2,733	DKK	18,000	04/20/22	(10)
MSCI	USD	49,093	EUR	44,000	03/16/22	385
MSCI	USD	289,419	EUR	255,496	03/16/22	(2,116)
MSCI	USD	321,502	EUR	283,000	04/20/22	(2,967)
MSCI	USD	1,039,654	GBP	774,077	03/16/22	1,137
MSCI	USD	16,269,459	GBP	12,026,485	03/16/22	(99,153)
MSCI	USD	1,681,682	JPY	191,191,844	03/16/22	(19,632)
MSCI	USD	18,469,439	NOK	168,368,355	03/16/22	447,101
MSCI	USD	2,382,335	NOK	20,975,085	03/16/22	(25,741)
MSCI	USD	99,731	NOK	888,000	04/20/22	(27)
MSCI	USD	609,037	NOK	5,490,000	04/20/22	7,378
MSCI	USD	21,250,358	NZD	31,319,668	03/16/22	(656,491)
MSCI	USD	25,910,319	SEK	235,046,946	03/16/22	(692,915)
MSCI	USD	591,691	SEK	5,574,074	03/16/22	6,333
MSCI	USD	16,288	SEK	150,000	04/20/22	(187)
MSCI	USD	1,136,641	SGD	1,544,309	03/16/22	6,305
MSCI	ZAR	29,839,189	USD	1,859,000	06/15/22	(46,774)
SG	NOK	16,727,941	USD	1,905,591	04/20/22	27,386
Net unrealized appreciation (depreciation)						$(326,969)

PACE Alternative Strategies Investments

Portfolio of investments—January 31, 2022 (unaudited)

Fair valuation summary

The following is a summary of the fair valuations according to the inputs used as of January 31, 2022 in valuing the Portfolio's investments. In the event a Portfolio holds investments for which fair value is measured using the NAV per share practical expedient (or its equivalent), a separate column will be added to the fair value hierarchy table; this is intended to permit reconciliation to the amounts presented in the Portfolio of investments:

Assets Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Common stocks	$174,914,203	$40,686,466	$—	$215,600,669
Preferred stocks	701,410	—	—	701,410
Investment companies	26,609,679	—	—	26,609,679
Warrants	6,338	—	—	6,338
Corporate bonds	—	53,113,854	—	53,113,854
Short-term investments	—	99,847,106	—	99,847,106
Short-term U.S. Treasury obligations	—	33,991,091	—	33,991,091
Equity and foreign exchange options purchased	1,438,344	—	—	1,438,344
Futures contracts	1,338,335	411,112	—	1,749,447
Swap agreements	—	4,746,049	—	4,746,049
Forward foreign currency contracts	—	4,612,734	—	4,612,734
Total	$205,008,309	$237,408,412	$—	$442,416,721
Liabilities
Investments sold short	$(117,321,067)	$(791,873)	$—	$(118,112,940)
Equity options written	(1,547,636)	—	—	(1,547,636)
Futures contracts	(343,459)	—	—	(343,459)
Swap agreements	—	(6,442,324)	—	(6,442,324)
Forward foreign currency contracts	—	(4,939,703)	—	(4,939,703)
Total	$(119,212,162)	$(12,173,900)	$—	$(131,386,062)

At January 31, 2022, there were no transfers in or out of Level 3.

Portfolio footnotes

*  Non-income producing security.

†  Amount represents less than 0.05% or (0.05)%.

1  Security, or portion thereof, pledged as collateral for investments sold short, written options, futures and/or swap agreements.

2  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities are considered liquid, unless noted otherwise, and may be resold in transactions exempt from registration, normally to qualified institutional buyers. Securities exempt from registration pursuant to Rule 144A, in the amount of $5,263,152, represented 1.2% of the Portfolio's net assets at period end.

3  Rates shown reflect yield at January 31, 2022.

4  Rate shown is the discount rate at the date of purchase unless otherwise noted.

5  If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced obligation or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced obligation.

6  Payments made or received are based on the notional amount.

See accompanying notes to financial statements.

PACE® Select Advisors Trust
Glossary of terms used in the Portfolio of investments
January 31, 2022 (unaudited)

Portfolio acronyms:

ABS  Asset-backed Security

ADR  American Depositary Receipt

AGM  Assured Guaranty Municipal

AMT  Alternative Minimum Tax

ARM  Adjustable Rate Mortgage

BAM  Build Americal Mutual

BBSW  Bank Bill Swap Rate

BOBL  Bundesobligationen

CLO  Collateralized Loan Obligation

CMT  Constant Maturity Treasury Index

COFI  Cost of Funds Index

CPI  Consumer Price Index

DAC  Designated Activity Company

ETF  Exchange Traded Fund

EURIBOR  Euro Interbank Offered Rate

FHLB  Federal Home Loan Bank

FHLMC  Federal Home Loan Mortgage Corporation

FNMA  Federal National Mortgage Association

FRN  Floating Rate Note

GDR  Global Depositary Receipt

GNMA  Government National Mortgage Association

GSAMP  Goldman Sachs Asset Mortgage Passthrough

GTD  Guaranteed

IO  Interest Only

JSC  Joint Stock Company

LIBOR  London Interbank Offered Rate

MGIC  Mortgage Guaranty Insurance Corporation

MTA  Monthly Treasury Average Index

MTN  Medium Term Note

NVDR  Non-Voting Depository Receipt

OAT  Obligation Assimilables du Trésor (French Government Bonds)

OTC  Over The Counter

PJSC  Private Joint Stock Company

PO  Principal Only

PSF  Permanent School Fund

RASC  Retirement Administration Service Center

REIT  Real Estate Investment Trust

REMIC  Real Estate Mortgage Investment Conduit

SBA  Small Business Administration

SIFMA  Municipal Swap Index Yield

SOFR  Secured Overnight Financing Rate

SONIA  Sterling Overnight Index Average

SPDR  Standard and Poor's Depository Receipts

STRIP  Separate Trading of Registered Interest and Principal of Securities

TBA  To-Be-Announced Security

TONA  Tokyo Overnight Average Rate

UMBS  Uniform Mortgage Backed Securities

Currency type abbreviations:

AUD  Australian Dollar

BRL  Brazilian Real

CAD  Canadian Dollar

CHF  Swiss Franc

CLP  Chilean Peso

CNY  Chinese Yuan Renminbi

COP  Colombian Peso

CZK  Czech Koruna

DKK  Danish Krone

EUR  Euro

GBP  Great Britain Pound

HKD  Hong Kong Dollar

HUF  Hungarian Forint

ILS  Israeli Shekel

JPY  Japanese Yen

KRW  South Korean Won

MXN  Mexican Peso

MYR  Malaysian Ringgit

NOK  Norwegian Krone

NZD  New Zealand Dollar

PEN  Peruvian Sol

PLN  Polish Zloty

RON  Romanian Leu

RUB  Russian Ruble

SEK  Swedish Krona

SGD  Singapore Dollar

THB  Thai Baht

TRY  Turkish Lira

TWD  Taiwan Dollar

USD  United States Dollar

ZAR  South African Rand

Counterparty acronyms:

ANZ  Australia and New Zealand Banking Group

BB  Barclays Bank PLC

BNP  BNP Paribas

BOA  Bank of America

CITI  Citibank NA

CSI  Credit Suisse International

GS  Goldman Sachs

GSI  Goldman Sachs International

HSBC  HSBC Bank PLC

JPMCB  JPMorgan Chase Bank

MSCI  Morgan Stanley & Co. International PLC

RBC  Royal Bank of Canada

SCB  Standard Chartered Bank

SG  Societe Generale

SSC  State Street Bank and Trust Co.

TD  Toronto-Dominion Bank

See accompanying notes to financial statements.

PACE Select Advisors Trust

Understanding your Portfolio's expenses (unaudited)

As a shareholder of a Portfolio, you incur two types of costs: (1) transactional costs (as applicable), including sales charges (loads), or ongoing program fees; and (2) ongoing Portfolio costs, including management fees; service and/or distribution (12b-1) fees (if applicable); and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in each Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples below are based on an investment of $1,000 invested at the beginning of the period and held for the entire period, August 1, 2021 to January 31, 2022.

Actual expenses (unaudited)

The first line for each class of shares in the table below for each Portfolio provides information about its actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over a period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for each class of shares for each respective Portfolio under the heading entitled "Expenses paid during period" to estimate the expenses you paid on your account during the period.

Hypothetical example for comparison purposes (unaudited)

The second line for each class of shares in the table below for each Portfolio provides information about hypothetical account values and hypothetical expenses based on that Portfolio's actual expense ratios for each class of shares and an assumed rate of return of 5% per year before expenses, which is not that Portfolio's actual return for each class of shares. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing Portfolio costs only and do not reflect any transactional costs (as applicable), such as sales charges (loads), or program fees. Therefore, the second line in the table for each class of shares for each Portfolio is useful in comparing ongoing Portfolio costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs or program fees were included, your costs would have been higher.

PACE Select Advisors Trust

		Beginning account value August 1, 2021	Ending account value January 31, 2022	Expenses paid during period 08/01/21 to 01/31/22[1]	Expense ratio during the period
UBS Government Money Market Investments Fund
Class P	Actual	$1,000.00	$1,000.10	$0.25	0.05%
	Hypothetical (5% annual return before expenses)	1,000.00	1,024.95	0.26	0.05
PACE Mortgage-Backed Securities Fixed Income Investments
Class A	Actual	1,000.00	974.90	4.83	0.97
	Hypothetical (5% annual return before expenses)	1,000.00	1,020.32	4.94	0.97
Class Y	Actual	1,000.00	976.20	3.59	0.72
	Hypothetical (5% annual return before expenses)	1,000.00	1,021.58	3.67	0.72
Class P	Actual	1,000.00	976.20	3.59	0.72
	Hypothetical (5% annual return before expenses)	1,000.00	1,021.58	3.67	0.72
PACE Intermediate Fixed Income Investments
Class A	Actual	1,000.00	966.20	4.51	0.91
	Hypothetical (5% annual return before expenses)	1,000.00	1,020.62	4.63	0.91
Class Y	Actual	1,000.00	967.50	3.27	0.66
	Hypothetical (5% annual return before expenses)	1,000.00	1,021.88	3.36	0.66
Class P	Actual	1,000.00	966.70	3.27	0.66
	Hypothetical (5% annual return before expenses)	1,000.00	1,021.88	3.36	0.66
PACE Strategic Fixed Income Investments
Class A	Actual	1,000.00	968.50	4.47	0.90
	Hypothetical (5% annual return before expenses)	1,000.00	1,020.67	4.58	0.90
Class Y	Actual	1,000.00	968.90	3.23	0.65
	Hypothetical (5% annual return before expenses)	1,000.00	1,021.93	3.31	0.65
Class P	Actual	1,000.00	969.70	3.23	0.65
	Hypothetical (5% annual return before expenses)	1,000.00	1,021.93	3.31	0.65
PACE Municipal Fixed Income Investments
Class A	Actual	1,000.00	967.00	4.07	0.82
	Hypothetical (5% annual return before expenses)	1,000.00	1,021.07	4.18	0.82
Class Y	Actual	1,000.00	969.00	2.83	0.57
	Hypothetical (5% annual return before expenses)	1,000.00	1,022.33	2.91	0.57
Class P	Actual	1,000.00	968.30	2.83	0.57
	Hypothetical (5% annual return before expenses)	1,000.00	1,022.33	2.91	0.57
PACE Global Fixed Income Investments
Class A	Actual	1,000.00	957.10	5.08	1.03
	Hypothetical (5% annual return before expenses)	1,000.00	1,020.01	5.24	1.03
Class Y	Actual	1,000.00	959.00	4.30	0.87
	Hypothetical (5% annual return before expenses)	1,000.00	1,020.82	4.43	0.87
Class P	Actual	1,000.00	958.20	4.15	0.84
	Hypothetical (5% annual return before expenses)	1,000.00	1,020.97	4.28	0.84

PACE Select Advisors Trust

		Beginning account value August 1, 2021	Ending account value January 31, 2022	Expenses paid during period 08/01/21 to 01/31/22[1]	Expense ratio during the period
PACE High Yield Investments
Class A	Actual	$1,000.00	$970.30	$5.26	1.06%
	Hypothetical (5% annual return before expenses)	1,000.00	1,019.86	5.40	1.06
Class Y	Actual	1,000.00	971.70	4.37	0.88
	Hypothetical (5% annual return before expenses)	1,000.00	1,020.77	4.48	0.88
Class P	Actual	1,000.00	970.50	4.52	0.91
	Hypothetical (5% annual return before expenses)	1,000.00	1,020.62	4.63	0.91
Class P2[2]	Actual	1,000.00	959.20	1.04	0.28
	Hypothetical (5% annual return before expenses)	1,000.00	1,023.79	1.43	0.28
PACE Large Co Value Equity Investments
Class A	Actual	1,000.00	1,044.60	5.72	1.11
	Hypothetical (5% annual return before expenses)	1,000.00	1,019.61	5.65	1.11
Class Y	Actual	1,000.00	1,033.80	4.36	0.85
	Hypothetical (5% annual return before expenses)	1,000.00	1,020.92	4.33	0.85
Class P	Actual	1,000.00	1,045.80	4.43	0.86
	Hypothetical (5% annual return before expenses)	1,000.00	1,020.87	4.38	0.86
PACE Large Co Growth Equity Investments
Class A	Actual	1,000.00	959.10	5.53	1.12
	Hypothetical (5% annual return before expenses)	1,000.00	1,019.56	5.70	1.12
Class Y	Actual	1,000.00	960.70	4.25	0.86
	Hypothetical (5% annual return before expenses)	1,000.00	1,020.87	4.38	0.86
Class P	Actual	1,000.00	960.60	4.35	0.88
	Hypothetical (5% annual return before expenses)	1,000.00	1,020.77	4.48	0.88
PACE Small/Medium Co Value Equity Investments
Class A	Actual	1,000.00	986.30	5.96	1.19
	Hypothetical (5% annual return before expenses)	1,000.00	1,019.21	6.06	1.19
Class Y	Actual	1,000.00	987.40	4.96	0.99
	Hypothetical (5% annual return before expenses)	1,000.00	1,020.21	5.04	0.99
Class P	Actual	1,000.00	987.30	5.01	1.00
	Hypothetical (5% annual return before expenses)	1,000.00	1,020.16	5.09	1.00
Class P2[2]	Actual	1,000.00	992.80	7.57	2.01
	Hypothetical (5% annual return before expenses)	1,000.00	1,015.07	10.21	2.01
PACE Small/Medium Co Growth Equity Investments
Class A	Actual	1,000.00	875.50	5.63	1.19
	Hypothetical (5% annual return before expenses)	1,000.00	1,019.21	6.06	1.19
Class Y	Actual	1,000.00	877.60	4.83	1.02
	Hypothetical (5% annual return before expenses)	1,000.00	1,020.06	5.19	1.02
Class P	Actual	1,000.00	876.10	4.82	1.02
	Hypothetical (5% annual return before expenses)	1,000.00	1,020.06	5.19	1.02
Class P2[2]	Actual	1,000.00	851.00	7.94	2.27
	Hypothetical (5% annual return before expenses)	1,000.00	1,013.76	11.52	2.27

PACE Select Advisors Trust

		Beginning account value August 1, 2021	Ending account value January 31, 2022	Expenses paid during period 08/01/21 to 01/31/22[1]	Expense ratio during the period
PACE International Equity Investments
Class A	Actual	$1,000.00	$1,001.30	$8.27	1.64%
	Hypothetical (5% annual return before expenses)	1,000.00	1,016.94	8.34	1.64
Class Y	Actual	1,000.00	1,002.00	7.01	1.39
	Hypothetical (5% annual return before expenses)	1,000.00	1,018.20	7.07	1.39
Class P	Actual	1,000.00	1,002.50	7.02	1.39
	Hypothetical (5% annual return before expenses)	1,000.00	1,018.20	7.07	1.39
PACE International Emerging Markets Equity Investments
Class A	Actual	1,000.00	959.20	7.16	1.45
	Hypothetical (5% annual return before expenses)	1,000.00	1,017.90	7.38	1.45
Class Y	Actual	1,000.00	960.60	5.93	1.20
	Hypothetical (5% annual return before expenses)	1,000.00	1,019.16	6.11	1.20
Class P	Actual	1,000.00	961.00	5.93	1.20
	Hypothetical (5% annual return before expenses)	1,000.00	1,019.16	6.11	1.20
PACE Global Real Estate Securities Investments
Class A	Actual	1,000.00	978.80	7.23	1.45
	Hypothetical (5% annual return before expenses)	1,000.00	1,017.90	7.38	1.45
Class P	Actual	1,000.00	980.30	5.99	1.20
	Hypothetical (5% annual return before expenses)	1,000.00	1,019.16	6.11	1.20
PACE Alternative Strategies Investments
Class A	Actual	1,000.00	994.90	13.63	2.71
	Hypothetical (5% annual return before expenses)	1,000.00	1,011.54	13.74	2.71
Class Y	Actual	1,000.00	996.70	12.38	2.46
	Hypothetical (5% annual return before expenses)	1,000.00	1,012.80	12.48	2.46
Class P	Actual	1,000.00	995.80	12.38	2.46
	Hypothetical (5% annual return before expenses)	1,000.00	1,012.80	12.48	2.46

1  Expenses are equal to the Portfolio's annualized net expense ratios, multiplied by the average account value over the period, multiplied by 184 divided by 365 (to reflect the one-half year period).

2  The Class commenced operations on September 15, 2021. Expenses are equal to the Portfolios' annualized net expense ratio, multiplied by the average account value over the period, multiplied by 138 divided by 365 (to reflect the actual days in the period) for the actual example and 184 divided by 365 (to reflect the one-half year period) for the hypothetical example.

PACE Select Advisors Trust

Statement of assets and liabilities
January 31, 2022 (unaudited)

	UBS Government Money Market Investments Fund	PACE Mortgage-Backed Securities Fixed Income Investments	PACE Intermediate Fixed Income Investments	PACE Strategic Fixed Income Investments
Assets:
Investments, at cost
Investments	$208,229,169	$545,401,329	$363,192,330	$667,949,488
Repurchase agreements	68,330,000	—	—	—
Foreign currency	—	—	1,094,094	2,044,311
Investments, at value
Investments[1]	$208,229,169	$544,012,748	$360,064,504	$668,003,061
Repurchase agreements	68,330,000	—	—	—
Foreign currency	—	—	1,097,062	2,009,758
Cash	758	—	5,139	898,831
Cash collateral on futures	—	51,000	376,788	827,000
Cash collateral on swap agreements	—	1,761,000	887,120	2,149,000
Cash collateral for forward foreign currency contracts	—	—	35,900	—
Due from broker	—	—	—	3,706,842
Receivable for investments sold	—	13,281	299,696	—
Receivable for investments sold short	—	122,016,363	4,095,304	—
Receivable for when issued TBA securities	—	202,923,516	45,125,014	1,324,693
Receivable for fund shares sold	2,480,009	285,863	267,783	441,524
Receivable for interest and dividends	28,720	780,614	1,707,068	4,905,707
Receivable for foreign tax reclaims	—	—	867	—
Receivable from affiliate	77,321	—	—	—
Receivable for variation margin on futures contracts	—	62,156	96,929	296,899
Receivable for variation margin on centrally cleared swap agreements	—	147,629	517	9,721
OTC swap agreements, at value[2]	—	—	4,410	—
Unrealized appreciation on forward foreign currency contracts	—	—	97,504	905,557
Other assets	17,273	29,564	24,646	29,888
Total assets	279,163,250	872,083,734	414,186,251	685,508,481
Liabilities:
Investments sold short, at value (proceeds—$0; $83,748,844; $4,090,547; $0; $0; $0 and $0, respectively)	—	83,253,006	4,080,330	—
Options and swaptions written, at value (premiums received $0; $811,076; $1,372,339; $191,867; $0; $0 and $0, respectively)	—	960,682	1,758,431	276,880
Due to broker	—	1,031,881	46,476	827,460
Payable for cash collateral from securities loaned	—	—	1,492,348	10,444,696
Payable for investments purchased	2,998,408	—	10,590,661	2,743,008
Payable for when issued TBA securities	—	486,737,192	92,159,365	6,285,530
Payable for fund shares redeemed	989,204	270,658	334,208	673,356
Payable for dividend and interest expense on investments sold short	—	3,160	9,237	—
Dividends payable to shareholders	1,345	—	—	—
Payable to affiliate	—	97,347	11,883	262,555
Payable to custodian	6,210	17,826	39,302	18,319
Payable for foreign withholding taxes and foreign capital gains taxes	—	—	189	613
Payable for variation margin on futures contracts	—	—	—	1,757,322
Payable for variation margin on centrally cleared swap agreements	—	—	—	805,903
OTC swap agreements, at value[2]	—	—	—	211,832
Unrealized depreciation on forward foreign currency contracts	—	—	1,859	937,404
Accrued expenses and other liabilities	676,723	185,006	174,098	210,487
Total liabilities	4,671,890	572,556,758	110,698,387	25,455,365
Net assets	$274,491,360	$299,526,976	$303,487,864	$660,053,116

1  Includes $0; $0; $1,824,673; $11,323,235; $0; $0 and $6,661,856, respectively of investments in securities on loan, at value, plus accrued interest and dividends, if any.

2  Net upfront payment received by PACE Intermediate Fixed Income Investments and PACE Strategic Fixed Income Investments were $70,110 and $96,617, respectively. Net upfront payment made by PACE Intermediate Fixed Income Investments and PACE Strategic Fixed Income Investments were $141,262 and 2,684,485, respectively.

PACE Select Advisors Trust

	PACE Municipal Fixed Income Investments	PACE Global Fixed Income Investments	PACE High Yield Investments
Assets:
Investments, at cost
Investments	$294,437,824	$314,808,110	$291,953,351
Repurchase agreements	—	—	—
Foreign currency	—	713,566	3,272,328
Investments, at value
Investments[1]	$304,657,068	$307,513,548	$278,498,159
Repurchase agreements	—	—	—
Foreign currency	—	713,851	3,253,227
Cash	—	280,000	—
Cash collateral on futures	—	1,024,000	—
Cash collateral on swap agreements	—	—	—
Cash collateral for forward foreign currency contracts	—	—	—
Due from broker	—	—	—
Receivable for investments sold	—	1,317,538	1,203,209
Receivable for investments sold short	—	—	—
Receivable for when issued TBA securities	—	896,625	—
Receivable for fund shares sold	67,850	109,098	135,213
Receivable for interest and dividends	2,904,459	1,480,350	3,939,521
Receivable for foreign tax reclaims	—	11,764	2,551
Receivable from affiliate	—	—	—
Receivable for variation margin on futures contracts	—	—	—
Receivable for variation margin on centrally cleared swap agreements	—	—	—
OTC swap agreements, at value[2]	—	—	—
Unrealized appreciation on forward foreign currency contracts	—	1,146,862	373,802
Other assets	23,466	24,699	47,110
Total assets	307,652,843	314,518,335	287,452,792
Liabilities:
Investments sold short, at value (proceeds—$0; $83,748,844; $4,090,547; $0; $0; $0 and $0, respectively)	—	—	—
Options and swaptions written, at value (premiums received $0; $811,076; $1,372,339; $191,867; $0; $0 and $0, respectively)	—	—	—
Due to broker	—	—	—
Payable for cash collateral from securities loaned	—	—	6,799,125
Payable for investments purchased	—	6,409,265	1,938,664
Payable for when issued TBA securities	—	9,145,713	—
Payable for fund shares redeemed	400,781	237,303	215,098
Payable for dividend and interest expense on investments sold short	—	—	—
Dividends payable to shareholders	—	—	—
Payable to affiliate	124,061	121,586	138,347
Payable to custodian	26,673	52,025	61,130
Payable for foreign withholding taxes and foreign capital gains taxes	—	9,257	444
Payable for variation margin on futures contracts	—	116,715	—
Payable for variation margin on centrally cleared swap agreements	—	—	—
OTC swap agreements, at value[2]	—	—	—
Unrealized depreciation on forward foreign currency contracts	—	1,598,445	641
Accrued expenses and other liabilities	106,362	192,998	178,059
Total liabilities	657,877	17,883,307	9,331,508
Net assets	$306,994,966	$296,635,028	$278,121,284

See accompanying notes to financial statements.

PACE Select Advisors Trust

Statement of assets and liabilities (continued)
January 31, 2022 (unaudited)

	UBS Government Money Market Investments Fund	PACE Mortgage-Backed Securities Fixed Income Investments	PACE Intermediate Fixed Income Investments	PACE Strategic Fixed Income Investments
Net assets consist of:
Beneficial interest shares of $0.001 par value (unlimited amount authorized)	$274,492,742	$326,571,057	$306,190,995	$678,404,874
Distributable earnings (accumulated losses)	(1,382)	(27,044,081)	(2,703,131)	(18,351,758)
Net assets	$274,491,360	$299,526,976	$303,487,864	$660,053,116
Class A
Net assets	$—	$25,883,228	$10,758,964	$14,653,681
Shares outstanding	—	2,094,004	889,346	1,080,128
Net asset value per share	$—	$12.36	$12.10	$13.57
Maximum offering price per share	$—	$12.84	$12.57	$14.10
Class Y
Net assets	$—	$11,597,243	$212,530	$937,645
Shares outstanding	—	938,253	17,569	69,236
Net asset value, offering price and redemption value per share[3]	$—	$12.36	$12.10	$13.54
Class P
Net assets	$274,491,360	$262,046,505	$292,516,370	$644,461,790
Shares outstanding	274,491,552	21,190,344	24,172,372	47,536,542
Net asset value and offering price per share[3]	$1.00	$12.37	$12.10	$13.56
Class P2
Net assets	$—	$—	$—	$—
Shares outstanding	—	—	—	—
Net asset value and offering price per share*	$—	$—	$—	$—

3  Assumes shares were held a sufficient period or are otherwise not subject to a redemption fee.

*  Net assets divided by shares outstanding does not equal net asset value due to rounding.

PACE Select Advisors Trust

	PACE Municipal Fixed Income Investments	PACE Global Fixed Income Investments	PACE High Yield Investments
Net assets consist of:
Beneficial interest shares of $0.001 par value (unlimited amount authorized)	$295,651,429	$310,850,083	$301,582,540
Distributable earnings (accumulated losses)	11,343,537	(14,215,055)	(23,461,256)
Net assets	$306,994,966	$296,635,028	$278,121,284
Class A
Net assets	$34,498,628	$23,299,316	$4,647,084
Shares outstanding	2,684,565	2,413,827	493,320
Net asset value per share	$12.85	$9.65	$9.42
Maximum offering price per share	$13.15	$10.03	$9.79
Class Y
Net assets	$3,886	$1,661,659	$627,675
Shares outstanding	302	173,525	66,321
Net asset value, offering price and redemption value per share[3]	$12.86	$9.58	$9.46
Class P
Net assets	$272,492,452	$271,674,053	$258,713,550
Shares outstanding	21,191,105	28,225,563	27,495,945
Net asset value and offering price per share[3]	$12.86	$9.63	$9.41
Class P2
Net assets	$—	$—	$14,132,975
Shares outstanding	—	—	1,499,516
Net asset value and offering price per share*	$—	$—	$9.42	*

See accompanying notes to financial statements.

PACE Select Advisors Trust

Statement of assets and liabilities (continued)
January 31, 2022 (unaudited)

	PACE Large Co Value Equity Investments	PACE Large Co Growth Equity Investments	PACE Small/Medium Co Value Equity Investments	PACE Small/Medium Co Growth Equity Investments
Assets:
Investments, at cost
Investments	$964,773,612	$966,329,586	$357,281,442	$388,308,615
Foreign currency	—	—	1,529	—
Investments, at value
Investments[1]	$1,120,013,591	$1,134,967,254	$462,095,551	$408,522,798
Foreign currency	—	—	1,529	—
Cash	—	53,026	—	—
Cash collateral on options	—	—	—	—
Cash collateral on futures	—	—	—	—
Cash collateral on swap agreements	—	—	—	—
Cash collateral on investments sold short	—	—	—	—
Cash collateral for forward foreign currency contracts	—	—	—	—
Due from broker	—	—	—	—
Receivable for investments sold	5,599,079	13,961,886	—	728,054
Receivable for investments sold short	—	—	—	—
Receivable for fund shares sold	375,011	503,487	291,568	248,389
Receivable for interest and dividends	881,960	500,200	107,022	50,488
Receivable for foreign tax reclaims	18,790	37,390	13,990	—
Receivable for variation margin on futures contracts	—	—	—	—
Receivable for variation margin on centrally cleared swap agreements	—	—	—	—
OTC swap agreements, at value[2]	—	—	—	—
Unrealized appreciation on forward foreign currency contracts	—	—	—	—
Other assets	33,032	33,827	37,022	37,252
Total assets	1,126,921,463	1,150,057,070	462,546,682	409,586,981
Liabilities:
Investments sold short, at value (proceeds—$0; $0; $0; $0; $139,692,136; $0; $0 and $126,228,635, respectively)	—	—	—	—
Options and swaptions written, at value (premiums received $0; $0; $0; $0; $0; $0; $0 and $2,092,694, respectively)	—	—	—	—
Due to broker	—	—	—	—
Payable for bank loan	—	—	—	—
Payable for cash collateral from securities loaned	242,475	—	—	1,620,147
Payable for investments purchased	257,505	7,558,295	69,636	39,280
Payable for fund shares redeemed	1,069,659	1,062,870	430,188	387,493
Payable for dividend and interest expense on investments sold short	—	—	—	—
Payable to affiliate	747,383	793,619	329,651	295,068
Payable to custodian	—	107,501	28,172	24,128
Payable for foreign withholding taxes and foreign capital gains taxes	20,002	—	658	—
OTC swap agreements, at value[2]	—	—	—	—
Unrealized depreciation on forward foreign currency contracts	—	—	—	—
Accrued expenses and other liabilities	311,165	225,691	197,495	176,365
Total liabilities	2,648,189	9,747,976	1,055,800	2,542,481
Net assets	$1,124,273,274	$1,140,309,094	$461,490,882	$407,044,500

1  Includes $7,300,411; $0; $598; $10,800,940; $17,463,471; $5,171,233; $7,375,982 and $0, respectively of investments in securities on loan, at value, plus accrued interest and dividends, if any.

2  Net upfront payment made by PACE Alternative Strategies Investments was $427,681.

PACE Select Advisors Trust

	PACE International Equity Investments	PACE International Emerging Markets Equity Investments	PACE Global Real Estate Securities Investments	PACE Alternative Strategies Investments
Assets:
Investments, at cost
Investments	$974,177,777	$341,445,922	$100,907,579	$429,534,130
Foreign currency	1,021,264	1,064,258	62	577,277
Investments, at value
Investments[1]	$1,128,616,246	$372,678,835	$110,208,692	$431,308,491
Foreign currency	1,018,155	1,067,301	59	522,247
Cash	—	—	81,996	—
Cash collateral on options	—	—	—	14,608,135
Cash collateral on futures	—	—	—	2,690,677
Cash collateral on swap agreements	—	—	—	26,748,950
Cash collateral on investments sold short	—	—	—	88,901,861
Cash collateral for forward foreign currency contracts	—	—	—	770,000
Due from broker	—	—	—	51,730
Receivable for investments sold	1,191,985	2,535,983	—	5,025,857
Receivable for investments sold short	—	—	—	2,600,057
Receivable for fund shares sold	410,897	264,814	90,575	179,064
Receivable for interest and dividends	684,645	751,409	188,708	529,728
Receivable for foreign tax reclaims	3,813,186	19,806	30,486	151,722
Receivable for variation margin on futures contracts	—	—	—	1,408,083
Receivable for variation margin on centrally cleared swap agreements	—	—	—	79,615
OTC swap agreements, at value[2]	—	—	—	3,147,444
Unrealized appreciation on forward foreign currency contracts	—	8	—	4,612,734
Other assets	32,951	24,253	16,746	39,753
Total assets	1,135,768,065	377,342,409	110,617,262	583,376,148
Liabilities:
Investments sold short, at value (proceeds—$0; $0; $0; $0; $139,692,136; $0; $0 and $126,228,635, respectively)	131,359,953	—	—	118,112,940
Options and swaptions written, at value (premiums received $0; $0; $0; $0; $0; $0; $0 and $2,092,694, respectively)	—	—	—	1,547,636
Due to broker	—	—	—	1,938,772
Payable for bank loan	714,117	—	—	—
Payable for cash collateral from securities loaned	5,975,648	2,890,757	1,651,793	—
Payable for investments purchased	674,130	2,623,838	—	12,328,485
Payable for fund shares redeemed	1,010,776	347,889	94,882	353,352
Payable for dividend and interest expense on investments sold short	95,687	—	—	74,746
Payable to affiliate	720,739	227,008	30,331	423,503
Payable to custodian	50,158	106,426	47,589	599,323
Payable for foreign withholding taxes and foreign capital gains taxes	290,334	597,834	32,900	7,910
OTC swap agreements, at value[2]	—	—	—	4,866,012
Unrealized depreciation on forward foreign currency contracts	—	73	—	4,939,703
Accrued expenses and other liabilities	354,076	246,299	161,356	222,102
Total liabilities	141,245,618	7,040,124	2,018,851	145,414,484
Net assets	$994,522,447	$370,302,285	$108,598,411	$437,961,664

See accompanying notes to financial statements.

PACE Select Advisors Trust

Statement of assets and liabilities (concluded)
January 31, 2022 (unaudited)

	PACE Large Co Value Equity Investments	PACE Large Co Growth Equity Investments	PACE Small/Medium Co Value Equity Investments		PACE Small/Medium Co Growth Equity Investments
Net assets consist of:
Beneficial interest shares of $0.001 par value (unlimited amount authorized)	$958,021,175	$717,996,403	$339,807,455		$371,954,795
Distributable earnings (accumulated losses)	166,252,099	422,312,691	121,683,427		35,089,705
Net assets	$1,124,273,274	$1,140,309,094	$461,490,882		$407,044,500
Class A
Net assets	$102,722,531	$57,562,653	$18,974,522		$25,372,129
Shares outstanding	4,656,482	2,602,242	857,322		2,082,872
Net asset value per share	$22.06	$22.12	$22.13		$12.18
Maximum offering price per share	$23.34	$23.41	$23.42		$12.89
Class Y
Net assets	$17,368,475	$20,892,491	$150,460		$8,346
Shares outstanding	786,151	855,570	6,439		560
Net asset value, offering price and redemption value per share[3]	$22.09	$24.42	$23.37		$14.90
Class P
Net assets	$1,004,182,268	$1,061,853,950	$442,365,049		$381,663,451
Shares outstanding	45,747,253	44,194,754	19,240,217		26,777,142
Net asset value, offering price and redemption value per share[3]	$21.95	$24.03	$22.99		$14.25
Class P2
Net assets	$—	$—	$851		$574
Shares outstanding	—	—	37		41
Net asset value and offering price per share*	$—	$—	$22.95	*	$14.16	*

3  Assumes shares were held a sufficient period or are otherwise not subject to a redemption fee.

*  Net assets divided by shares outstanding does not equal net asset value due to rounding.

PACE Select Advisors Trust

	PACE International Equity Investments	PACE International Emerging Markets Equity Investments	PACE Global Real Estate Securities Investments	PACE Alternative Strategies Investments
Net assets consist of:
Beneficial interest shares of $0.001 par value (unlimited amount authorized)	$832,992,761	$339,342,193	$107,430,182	$442,295,425
Distributable earnings (accumulated losses)	161,529,686	30,960,092	1,168,229	(4,333,761)
Net assets	$994,522,447	$370,302,285	$108,598,411	$437,961,664
Class A
Net assets	$26,153,140	$4,641,575	$382,414	$5,603,984
Shares outstanding	1,482,172	320,230	47,728	530,704
Net asset value per share	$17.65	$14.49	$8.01	$10.56
Maximum offering price per share	$18.68	$15.33	$8.48	$11.17
Class Y
Net assets	$12,160,705	$5,258,195	$—	$425,330
Shares outstanding	693,556	359,357	—	40,212
Net asset value, offering price and redemption value per share[3]	$17.53	$14.63	$—	$10.58
Class P
Net assets	$956,208,602	$360,402,515	$108,215,997	$431,932,350
Shares outstanding	54,686,486	24,775,123	14,109,322	41,023,501
Net asset value, offering price and redemption value per share[3]	$17.49	$14.55	$7.67	$10.53
Class P2
Net assets	$—	$—	$—	$—
Shares outstanding	—	—	—	—
Net asset value and offering price per share*	$—	$—	$—	$—

See accompanying notes to financial statements.

PACE Select Advisors Trust

Statement of operations
For the six months ended January 31, 2022 (unaudited)

	UBS Government Money Market Investments Fund	PACE Mortgage-Backed Securities Fixed Income Investments	PACE Intermediate Fixed Income Investments	PACE Strategic Fixed Income Investments
Investment income:
Dividends	$—	$—	$—	$73,301
Interest	85,218	2,875,572	2,575,151	9,305,465
Securities lending	—	—	1,155	7,649
Foreign tax withheld	—	(695)	(250)	(1,215)
Total income	85,218	2,874,877	2,576,056	9,385,200
Expenses:
Investment management and administration fees	336,496	1,006,895	858,803	2,110,049
Service fees–Class A	—	34,534	14,400	19,547
Transfer agency and related services fees	405,014	240,972	213,758	276,706
Custody and fund accounting fees	10,216	86,648	174,159	115,675
Trustees fees	9,762	10,514	10,509	12,750
Professional services fees	42,343	105,525	100,201	112,027
Printing and shareholder report fees	31,118	21,834	18,780	24,853
Federal and state registration fees	18,948	26,230	24,524	28,362
Insurance expense	1,246	3,741	1,575	3,791
Other expenses	28,224	36,745	38,948	43,177
Total expenses	883,367	1,573,638	1,455,657	2,746,937
Fee waivers and/or expense reimbursements by investment manager and administrator	(811,617)	(406,447)	(390,814)	(484,582)
Net expenses	71,750	1,167,191	1,064,843	2,262,355
Net investment income (loss)	13,468	1,707,686	1,511,213	7,122,845
Net realized and unrealized gains (loss) from investment activities:
Net realized gain (loss) on:
Investments	(230)	(3,137,388)	(1,597,612)	6,146,021
Securities sold short	—	671,134	374,247	(530,159)
Options and swaptions written	—	1,193,746	331,797	18,109
Futures contracts	—	19,713	(396,497)	(428,278)
Swap agreements	—	64,711	(194,689)	393,063
Forward foreign currency contracts	—	—	1,390,367	498,136
Foreign currency transactions	—	—	(87,751)	(70,215)
Net realized gain (loss)	(230)	(1,188,084)	(180,138)	6,026,677
Change in net unrealized appreciation (depreciation) on:
Investments	—	(7,841,160)	(12,216,328)	(31,581,632)
Investments sold short	—	563,220	28,776	—
Options and swaptions written	—	(618,110)	(649,143)	(81,332)
Futures contracts	—	154,588	706,706	(2,286,105)
Swap agreements	—	(211,407)	691,761	(410,152)
Forward foreign currency contracts	—	—	(356,497)	65,337
Translation of other assets and liabilities denominated in foreign currency	—	—	(748)	13,590
Net change in unrealized appreciation (depreciation)	—	(7,952,869)	(11,795,473)	(34,280,294)
Net realized and unrealized gain (loss)	(230)	(9,140,953)	(11,975,611)	(28,253,617)
Net increase (decrease) in net assets resulting from operations	$13,238	$(7,433,267)	$(10,464,398)	$(21,130,772)

PACE Select Advisors Trust

	PACE Municipal Fixed Income Investments	PACE Global Fixed Income Investments	PACE High Yield Investments
Investment income:
Dividends	$—	$—	$19,277
Interest	4,154,703	2,334,912	8,256,034
Securities lending	—	708	25,208
Foreign tax withheld	—	(8,529)	(459)
Total income	4,154,703	2,327,091	8,300,060
Expenses:
Investment management and administration fees	861,863	1,167,157	1,116,472
Service fees–Class A	45,702	31,428	5,796
Transfer agency and related services fees	45,379	248,525	204,428
Custody and fund accounting fees	15,252	117,695	26,257
Trustees fees	10,494	10,490	10,248
Professional services fees	86,325	107,602	91,180
Printing and shareholder report fees	8,193	23,341	17,314
Federal and state registration fees	24,700	25,228	29,364
Insurance expense	1,233	1,285	1,038
Other expenses	22,589	26,770	48,004
Total expenses	1,121,730	1,759,521	1,550,101
Fee waivers and/or expense reimbursements by investment manager and administrator	(165,339)	(428,161)	(286,954)
Net expenses	956,391	1,331,360	1,263,147
Net investment income (loss)	3,198,312	995,731	7,036,913
Net realized and unrealized gains (loss) from investment activities:
Net realized gain (loss) on:
Investments	408,625	(2,521,485)	(1,415,618)
Securities sold short	—	—	—
Options and swaptions written	—	—	—
Futures contracts	—	1,989,306	—
Swap agreements	—	—	—
Forward foreign currency contracts	—	1,286,621	3,059,436
Foreign currency transactions	—	(105,272)	(411,950)
Net realized gain (loss)	408,625	649,170	1,231,868
Change in net unrealized appreciation (depreciation) on:
Investments	(13,713,126)	(14,620,695)	(17,085,328)
Investments sold short	—	—	—
Options and swaptions written	—	—	—
Futures contracts	—	347,392	—
Swap agreements	—	—	—
Forward foreign currency contracts	—	(280,743)	552,927
Translation of other assets and liabilities denominated in foreign currency	—	(15,835)	(38,924)
Net change in unrealized appreciation (depreciation)	(13,713,126)	(14,569,881)	(16,571,325)
Net realized and unrealized gain (loss)	(13,304,501)	(13,920,711)	(15,339,457)
Net increase (decrease) in net assets resulting from operations	$(10,106,189)	$(12,924,980)	$(8,302,544)

See accompanying notes to financial statements.

PACE Select Advisors Trust

Statement of operations (concluded)
For the six months ended January 31, 2022 (unaudited)

	PACE Large Co Value Equity Investments	PACE Large Co Growth Equity Investments	PACE Small/Medium Co Value Equity Investments	PACE Small/Medium Co Growth Equity Investments
Investment income:
Dividends	$10,663,265	$3,498,137	$3,766,112	$1,290,611
Interest	5,532	2,847	1,296	669
Securities lending	4,036	2,179	399	17,321
Foreign tax withheld	(54,394)	(3,947)	(13,637)	(8,937)
Total income	10,618,439	3,499,216	3,754,170	1,299,664
Expenses:
Investment management and administration fees	4,306,328	4,978,448	1,974,182	1,969,033
Service fees–Class A	130,725	79,915	24,830	38,474
Transfer agency and related services fees	317,500	310,234	291,689	291,370
Custody and fund accounting fees	58,806	62,736	24,903	47,750
Trustees fees	15,067	16,031	11,435	11,510
Professional services fees	127,136	117,612	87,888	87,098
Printing and shareholder report fees	53,035	38,894	24,042	24,475
Federal and state registration fees	25,475	24,701	29,987	29,916
Insurance expense	3,833	4,384	1,474	1,628
Interest expense	—	1,664	459	588
Dividend expense	—	—	—	—
Other expenses	48,623	46,278	25,008	30,404
Total expenses	5,086,528	5,680,897	2,495,897	2,532,246
Fee waivers and/or expense reimbursements by investment manager and administrator	—	—	(2)	(2)
Net expenses	5,086,528	5,680,897	2,495,895	2,532,244
Net investment income (loss)	5,531,911	(2,181,681)	1,258,275	(1,232,580)
Net realized and unrealized gains (loss) from investment activities:
Net realized gain (loss) on:
Investments	44,218,888	297,537,461	34,406,121	32,544,833
Securities sold short	—	—	—	—
Options and swaptions written	—	—	—	—
Futures contracts	—	—	—	—
Swap agreements	—	—	—	—
Forward foreign currency contracts	—	—	—	—
Foreign currency transactions	(6,511)	—	(304)	—
Net realized gain (loss)	44,212,377	297,537,461	34,405,817	32,544,833
Change in net unrealized appreciation (depreciation) on:
Investments	1,040,743	(340,217,281)	(41,314,044)	(89,341,151)
Investments sold short	—	—	—	—
Options and swaptions written	—	—	—	—
Futures contracts	—	—	—	—
Swap agreements	—	—	—	—
Forward foreign currency contracts	—	—	—	—
Translation of other assets and liabilities denominated in foreign currency	180	—	28	—
Net change in unrealized appreciation (depreciation)	1,040,923	(340,217,281)	(41,314,016)	(89,341,151)
Net realized and unrealized gain (loss)	45,253,300	(42,679,820)	(6,908,199)	(56,796,318)
Net increase (decrease) in net assets resulting from operations	$50,785,211	$(44,861,501)	$(5,649,924)	$(58,028,898)

PACE Select Advisors Trust

	PACE International Equity Investments	PACE International Emerging Markets Equity Investments	PACE Global Real Estate Securities Investments	PACE Alternative Strategies Investments
Investment income:
Dividends	$14,390,324	$6,148,340	$1,419,699	$2,434,744
Interest	923	5,290	195	551,625
Securities lending	92,122	25,677	4,692	—
Foreign tax withheld	(1,096,723)	(520,764)	(35,015)	(114,429)
Total income	13,386,646	5,658,543	1,389,571	2,871,940
Expenses:
Investment management and administration fees	4,599,251	2,153,423	455,897	3,163,121
Service fees–Class A	35,497	6,195	504	7,370
Transfer agency and related services fees	300,077	268,084	207,290	139,387
Custody and fund accounting fees	269,836	344,896	61,740	612,609
Trustees fees	14,597	11,008	9,221	11,317
Professional services fees	118,190	130,733	110,228	150,228
Printing and shareholder report fees	27,324	39,563	24,734	23,031
Federal and state registration fees	25,288	23,875	16,128	23,807
Insurance expense	3,800	1,420	340	2,913
Interest expense	467	877	701	3,201
Dividend expense	1,998,029	—	—	1,867,565
Other expenses	41,614	40,928	24,551	50,351
Total expenses	7,433,970	3,021,002	911,334	6,054,900
Fee waivers and/or expense reimbursements by investment manager and administrator	(211,309)	(664,743)	(226,283)	(493,986)
Net expenses	7,222,661	2,356,259	685,051	5,560,914
Net investment income (loss)	6,163,985	3,302,284	704,520	(2,688,974)
Net realized and unrealized gains (loss) from investment activities:
Net realized gain (loss) on:
Investments	34,748,842	13,294,149	5,348,523	15,820,896
Securities sold short	(2,504,658)	—	—	(13,597,330)
Options and swaptions written	—	—	—	690,548
Futures contracts	—	—	—	(1,456,741)
Swap agreements	—	—	—	(1,444,951)
Forward foreign currency contracts	(6,331)	—	—	456,330
Foreign currency transactions	(34,772)	(120,212)	(7,434)	(94)
Net realized gain (loss)	32,203,081	13,173,937	5,341,089	468,658
Change in net unrealized appreciation (depreciation) on:
Investments	(51,418,091)	(31,789,927)	(8,196,287)	(24,996,284)
Investments sold short	16,012,115	—	—	24,925,385
Options and swaptions written	—	—	—	538,363
Futures contracts	—	—	—	1,133,547
Swap agreements	—	—	—	(812,373)
Forward foreign currency contracts	—	(65)	—	(341,521)
Translation of other assets and liabilities denominated in foreign currency	(261,492)	(1,284)	(974)	289,063
Net change in unrealized appreciation (depreciation)	(35,667,468)	(31,791,276)	(8,197,261)	736,180
Net realized and unrealized gain (loss)	(3,464,387)	(18,617,339)	(2,856,172)	1,204,838
Net increase (decrease) in net assets resulting from operations	$2,699,598	$(15,315,055)	$(2,151,652)	$(1,484,136)

See accompanying notes to financial statements.

PACE Select Advisors Trust

Statement of changes in net assets

	UBS Government Money Market Investments Fund		PACE Mortgage-Backed Securities Fixed Income Investments		PACE Intermediate Fixed Income Investments
	For the six months ended January 31, 2022 (unaudited)	For the year ended July 31, 2021	For the six months ended January 31, 2022 (unaudited)	For the year ended July 31, 2021	For the six months ended January 31, 2022 (unaudited)	For the year ended July 31, 2021
From operations:
Net investment income (loss)	$13,468	$29,838	$1,707,686	$3,916,725	$1,511,213	$3,885,406
Net realized gain (loss)	(230)	411	(1,188,084)	4,063,076	(180,138)	8,688,124
Net change in unrealized appreciation (depreciation)	—	—	(7,952,869)	(3,215,304)	(11,795,473)	(14,146,409)
Net increase (decrease) in net assets resulting from operations	13,238	30,249	(7,433,267)	4,764,497	(10,464,398)	(1,572,879)
Total distributions–Class A	—	—	(326,405)	(851,928)	(226,513)	(476,127)
Total distributions–Class Y	—	—	(160,812)	(427,616)	(4,701)	(9,662)
Total distributions–Class P	(13,468)	(29,838)	(3,591,003)	(8,603,330)	(6,483,644)	(12,448,901)
Total distributions	(13,468)	(29,838)	(4,078,220)	(9,882,874)	(6,714,858)	(12,934,690)
From beneficial interest transactions:
Proceeds from shares sold	129,088,083	277,990,757	23,367,721	47,584,857	18,607,945	37,417,678
Cost of shares redeemed	(116,958,989)	(331,762,633)	(32,453,208)	(63,206,297)	(25,514,530)	(50,962,890)
Shares issued on reinvestment of dividends and distributions	9,274	21,321	3,672,586	8,861,306	6,200,615	11,860,744
Net increase (decrease) in net assets from beneficial interest transactions	12,138,368	(53,750,555)	(5,412,901)	(6,760,134)	(705,970)	(1,684,468)
Net increase (decrease) in net assets	12,138,138	(53,750,144)	(16,924,388)	(11,878,511)	(17,885,226)	(16,192,037)
Net assets:
Beginning of period	262,353,222	316,103,366	316,451,364	328,329,875	321,373,090	337,565,127
End of period	$274,491,360	$262,353,222	$299,526,976	$316,451,364	$303,487,864	$321,373,090

PACE Select Advisors Trust

	PACE Strategic Fixed Income Investments		PACE Municipal Fixed Income Investments
	For the six months ended January 31, 2022 (unaudited)	For the year ended July 31, 2021	For the six months ended January 31, 2022 (unaudited)	For the year ended July 31, 2021
From operations:
Net investment income (loss)	$7,122,845	$16,828,591	$3,198,312	$6,884,534
Net realized gain (loss)	6,026,677	9,870,279	408,625	1,182,049
Net change in unrealized appreciation (depreciation)	(34,280,294)	(16,319,295)	(13,713,126)	1,359,375
Net increase (decrease) in net assets resulting from operations	(21,130,772)	10,379,575	(10,106,189)	9,425,958
Total distributions–Class A	(344,889)	(927,644)	(436,704)	(928,554)
Total distributions–Class Y	(22,854)	(58,488)	(53)	(104)
Total distributions–Class P	(15,744,288)	(36,659,203)	(3,743,320)	(7,373,887)
Total distributions	(16,112,031)	(37,645,335)	(4,180,077)	(8,302,545)
From beneficial interest transactions:
Proceeds from shares sold	36,006,907	72,942,502	18,603,335	35,995,140
Cost of shares redeemed	(48,669,115)	(99,278,428)	(18,962,465)	(45,572,977)
Shares issued on reinvestment of dividends and distributions	14,917,931	34,888,691	3,555,724	7,002,342
Net increase (decrease) in net assets from beneficial interest transactions	2,255,723	8,552,765	3,196,594	(2,575,495)
Net increase (decrease) in net assets	(34,987,080)	(18,712,995)	(11,089,672)	(1,452,082)
Net assets:
Beginning of period	695,040,196	713,753,191	318,084,638	319,536,720
End of period	$660,053,116	$695,040,196	$306,994,966	$318,084,638

See accompanying notes to financial statements.

PACE Select Advisors Trust

Statement of changes in net assets (continued)

	PACE Global Fixed Income Investments		PACE High Yield Investments		PACE Large Co Value Equity Investments
	For the six months ended January 31, 2022 (unaudited)	For the year ended July 31, 2021	For the six months ended January 31, 2022 (unaudited)	For the year ended July 31, 2021	For the six months ended January 31, 2022 (unaudited)	For the year ended July 31, 2021
From operations:
Net investment income (loss)	$995,731	$2,715,612	$7,036,913	$14,315,239	$5,531,911	$11,921,221
Net realized gain (loss)	649,170	16,265,046	1,231,868	4,287,386	44,212,377	201,711,241
Net change in unrealized appreciation (depreciation)	(14,569,881)	(11,974,276)	(16,571,325)	16,605,868	1,040,923	149,359,534
Net increase (decrease) in net assets resulting from operations	(12,924,980)	7,006,382	(8,302,544)	35,208,493	50,785,211	362,991,996
Total distributions–Class A	(940,081)	(807,848)	(139,875)	(321,956)	(17,090,824)	(1,082,191)
Total distributions–Class Y	(69,024)	(58,492)	(20,307)	(32,610)	(2,844,981)	(217,108)
Total distributions–Class P	(11,243,327)	(9,288,367)	(8,510,856)	(14,254,371)	(169,502,941)	(12,444,560)
Total distributions–Class P2[1]	—	—	(201,785)	—	—	—
Total distributions	(12,252,432)	(10,154,707)	(8,872,823)	(14,608,937)	(189,438,746)	(13,743,859)
From beneficial interest transactions:
Proceeds from shares sold	14,305,931	24,484,715	26,544,845	23,583,940	23,621,301	82,392,120
Cost of shares redeemed	(22,272,701)	(43,734,995)	(17,591,519)	(45,598,396)	(79,214,550)	(158,829,701)
Shares issued on reinvestment of dividends and distributions	11,348,493	9,379,708	8,096,654	13,240,766	178,147,466	12,706,808
Net increase (decrease) in net assets from beneficial interest transactions	3,381,723	(9,870,572)	17,049,980	(8,773,690)	122,554,217	(63,730,773)
Net increase (decrease) in net assets	(21,795,689)	(13,018,897)	(125,387)	11,825,866	(16,099,318)	285,517,364
Net assets:
Beginning of period	318,430,717	331,449,614	278,246,671	266,420,805	1,140,372,592	854,855,228
End of period	$296,635,028	$318,430,717	$278,121,284	$278,246,671	$1,124,273,274	$1,140,372,592

1  For the period from September 15, 2021 (commencement of operations) through January 31, 2022.

PACE Select Advisors Trust

	PACE Large Co Growth Equity Investments		PACE Small/Medium Co Value Equity Investments
	For the six months ended January 31, 2022 (unaudited)	For the year ended July 31, 2021	For the six months ended January 31, 2022 (unaudited)	For the year ended July 31, 2021
From operations:
Net investment income (loss)	$(2,181,681)	$(5,362,754)	$1,258,275	$1,220,163
Net realized gain (loss)	297,537,461	263,153,334	34,405,817	76,909,307
Net change in unrealized appreciation (depreciation)	(340,217,281)	87,151,223	(41,314,016)	116,171,799
Net increase (decrease) in net assets resulting from operations	(44,861,501)	344,941,803	(5,649,924)	194,301,269
Total distributions–Class A	(12,834,666)	(9,968,468)	(2,851,089)	(77,083)
Total distributions–Class Y	(4,210,372)	(3,361,479)	(21,749)	(730)
Total distributions–Class P	(221,390,539)	(178,529,295)	(65,914,739)	(2,590,795)
Total distributions–Class P2[1]	—	—	(143)	—
Total distributions	(238,435,577)	(191,859,242)	(68,787,720)	(2,668,608)
From beneficial interest transactions:
Proceeds from shares sold	21,204,818	45,291,855	10,883,807	30,753,325
Cost of shares redeemed	(110,803,824)	(263,965,503)	(38,063,173)	(77,781,460)
Shares issued on reinvestment of dividends and distributions	224,880,269	180,829,439	64,231,945	2,469,182
Net increase (decrease) in net assets from beneficial interest transactions	135,281,263	(37,844,209)	37,052,579	(44,558,953)
Net increase (decrease) in net assets	(148,015,815)	115,238,352	(37,385,065)	147,073,708
Net assets:
Beginning of period	1,288,324,909	1,173,086,557	498,875,947	351,802,239
End of period	$1,140,309,094	$1,288,324,909	$461,490,882	$498,875,947

See accompanying notes to financial statements.

PACE Select Advisors Trust

Statement of changes in net assets (concluded)

	PACE Small/Medium Co Growth Equity Investments		PACE International Equity Investments		PACE International Emerging Markets Equity Investments
	For the six months ended January 31, 2022 (unaudited)	For the year ended July 31, 2021	For the six months ended January 31, 2022 (unaudited)	For the year ended July 31, 2021	For the six months ended January 31, 2022 (unaudited)	For the year ended July 31, 2021
From operations:
Net investment income (loss)	$(1,232,580)	$(2,910,721)	$6,163,985	$15,894,787	$3,302,284	$2,346,056
Net realized gain (loss)	32,544,833	152,613,382	32,203,081	87,876,557	13,173,937	73,896,990
Net change in unrealized appreciation (depreciation)	(89,341,151)	30,872,325	(35,667,468)	156,706,070	(31,791,276)	6,067,158
Net increase (decrease) in net assets resulting from operations	(58,028,898)	180,574,986	2,699,598	260,477,414	(15,315,055)	82,310,204
Total distributions–Class A	(10,532,041)	(2,001,171)	(1,941,620)	(293,209)	(485,849)	(47,691)
Total distributions–Class Y	(2,872)	(2,172)	(932,253)	(172,425)	(551,067)	(71,343)
Total distributions–Class P	(140,689,915)	(28,184,439)	(73,791,579)	(12,507,238)	(38,408,749)	(4,381,438)
Total distributions–Class P2[1]	(303)	—	—	—	—	—
Total distributions	(151,225,131)	(30,187,782)	(76,665,452)	(12,972,872)	(39,445,665)	(4,500,472)
From beneficial interest transactions:
Proceeds from shares sold	10,210,211	17,732,354	26,842,811	64,104,081	15,662,805	26,208,693
Cost of shares redeemed	(42,662,819)	(96,881,194)	(66,902,398)	(137,257,207)	(25,089,218)	(67,153,760)
Shares issued on reinvestment of dividends and distributions	141,684,760	28,584,286	71,885,977	12,050,762	37,319,696	4,201,916
Net increase (decrease) in net assets from beneficial interest transactions	109,232,152	(50,564,554)	31,826,390	(61,102,364)	27,893,283	(36,743,151)
Net increase (decrease) in net assets	(100,021,877)	99,822,650	(42,139,464)	186,402,178	(26,867,437)	41,066,581
Net assets:
Beginning of period	507,066,377	407,243,727	1,036,661,911	850,259,733	397,169,722	356,103,141
End of period	$407,044,500	$507,066,377	$994,522,447	$1,036,661,911	$370,302,285	$397,169,722

1  For the period from September 15, 2021 (commencement of operations) through January 31, 2022.

PACE Select Advisors Trust

	PACE Global Real Estate Securities Investments		PACE Alternative Strategies Investments
	For the six months ended January 31, 2022 (unaudited)	For the year ended July 31, 2021	For the six months ended January 31, 2022 (unaudited)	For the year ended July 31, 2021
From operations:
Net investment income (loss)	$704,520	$1,308,392	$(2,688,974)	$(5,589,722)
Net realized gain (loss)	5,341,089	10,828,404	468,658	46,241,768
Net change in unrealized appreciation (depreciation)	(8,197,261)	22,268,831	736,180	(7,804,506)
Net increase (decrease) in net assets resulting from operations	(2,151,652)	34,405,627	(1,484,136)	32,847,540
Total distributions–Class A	(11,217)	(8,163)	(350,092)	(292,742)
Total distributions–Class Y	—	—	(26,763)	(20,773)
Total distributions–Class P	(3,596,053)	(2,638,213)	(26,945,358)	(22,083,642)
Total distributions–Class P2[1]	—	—	—	—
Total distributions	(3,607,270)	(2,646,376)	(27,322,213)	(22,397,157)
From beneficial interest transactions:
Proceeds from shares sold	4,101,171	11,050,040	18,871,102	35,717,483
Cost of shares redeemed	(8,001,312)	(18,545,546)	(32,044,657)	(70,712,030)
Shares issued on reinvestment of dividends and distributions	3,354,812	2,465,994	26,002,759	21,218,568
Net increase (decrease) in net assets from beneficial interest transactions	(545,329)	(5,029,512)	12,829,204	(13,775,979)
Net increase (decrease) in net assets	(6,304,251)	26,729,739	(15,977,145)	(3,325,596)
Net assets:
Beginning of period	114,902,662	88,172,923	453,938,809	457,264,405
End of period	$108,598,411	$114,902,662	$437,961,664	$453,938,809

See accompanying notes to financial statements.

PACE Select Advisors Trust

Statement of cash flows
For the six months ended January 31, 2022 (unaudited)

PACE International Equity Investments
Cash flows from operating activities
Net increase (decrease) in net assets resulting from operations	$2,699,598
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash used/provided from operating activities:
Purchases of long-term investments	(195,936,165)
Purchases to cover investments sold short	(75,295,473)
Proceeds from disposition of long-term investments	228,765,865
Sales of investments sold short	81,045,413
Net purchases from short-term investments	10,994,276
Net realized (gains) losses from investments in securities	(34,748,842)
Net realized (gains) losses from investments sold short	2,504,658
Net change in unrealized appreciation/depreciation of investments in securities	51,418,091
Net change in unrealized appreciation/depreciation of investments sold short	(16,012,115)
Changes in assets and liabilities:
(Increase) decrease in assets:
Cash collateral on investments sold short	—
Receivable for interest and dividends	520,763
Receivable for foreign tax reclaims	1,657,391
Other assets	(9,420)
Increase (decrease) in liabilities:
Payable for Bank Loan	714,117
Payable for cash collateral from securities loaned	(13,149,939)
Payable for foreign withholding taxes and foreign capital gains taxes	59,929
Payable to affiliate	(16,039)
Payable for dividends and interest on investments sold short	4,929
Payable to custodian	(429,332)
Accrued expenses and other liabilities	(142,684)
Net cash provided from operating activities	44,645,021
Cash flows from financing activities
Proceeds from borrowings	2,652,239
Payments from borrowings	(2,652,239)
Proceeds from shares sold	26,707,681
Cost of shares repurchased	(67,266,567)
Dividends paid to shareholders	(4,779,475)
Net cash used in financing activities	(45,338,361)
Net increase (decrease) in cash and foreign currency	(693,340)
Cash and foreign currency, beginning of period	1,711,495
Cash and foreign currency, end of period	$1,018,155
Supplemental disclosure of cash flow information:
Reinvestment of dividends	$(71,885,977)
Cash paid during the period for interest	$467

See accompanying notes to financial statements.

PACE Select Advisors Trust

Statement of cash flows (concluded)
For the period ended January 31, 2022

PACE Alternative Strategies Investments
Cash flows from operating activities
Net decrease in net assets resulting from operations	$(1,484,136)
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by (used in) for operating activities:
Purchases of long-term investments securities	(653,931,636)
Purchases to cover investments sold short	(288,629,812)
Proceeds from disposition of long-term investments securities	635,459,986
Sales of investments sold short	284,432,495
Net proceeds from short-term investments	27,262,656
Net realized (gain) loss from investments in securities	(15,820,896)
Net realized (gain) loss from investments sold short	13,597,330
Net amortization of bond discount and amortization of bond premium	95,668
Net change in unrealized appreciation (depreciation) of investments in securities	24,996,284
Net change in unrealized appreciation (depreciation) of investments sold short	(24,925,385)
Net change in unrealized appreciation (depreciation) of forward foreign currency contracts	341,521
Changes in assets and liabilities:
(Increase) decrease in assets:
Cash collateral on options	(2,457,011)
Cash collateral on futures	(1,203,190)
Cash Collateral on swaps agreements	1,061,881
Cash collateral on investments sold short	8,084,499
Cash collateral for forward foreign currency contracts	400,000
Due from broker	109,036
Receivable for interest	10,832
OTC swap agreements, at value	(1,225,007)
Receivable for variation margin on futures contracts	(1,133,036)
Receivable for variation margin on centrally cleared swap agreements	(13,883)
Receivable for foreign tax reclaims	21,749
Other assets	(16,693)
Increase (decrease) in liabilities:
Due to broker	1,311,295
Options and swaptions written, at value	69,906
OTC swap agreements, at value	1,038,124
Payable for dividends and interest expense on securities sold short	(56,919)
Payable for bank loan	(1,102,911)
Payable to affiliate	129,192
Payable to custodian	599,323
Payable for dividend and interest expense on investments sold short	4,241
Accrued expenses and other liabilities	(207,501)
Net cash provided by operating activities	6,818,002
Cash flows from financing activities
Proceeds from shares sold	18,849,453
Cost of shares repurchased	(32,087,827)
Dividends paid to shareholders	(1,319,454)
Net cash used in financing activities	(14,557,828)
Net increase (decrease) in cash and foreign currency	(7,739,826)
Cash and foreign currency, beginning of period	8,262,073
Cash and foreign currency, end of period	$522,247
Supplemental disclosure of cash flow information:
Reinvestment of dividends	$(26,002,759)
Cash paid during the period for interest	$3,201

See accompanying notes to financial statements.

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UBS Government Money Market Investments Fund

Financial highlights

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

Class P

	Six months ended January 31, 2022	Years ended July 31,
	(unaudited)	2021	2020	2019	2018	2017
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00
Net investment income (loss)	0.000[1]	0.000[1]	0.008	0.017	0.008	0.001
Net realized gain (loss)	(0.000)[1]	0.000[1]	—	0.000[1]	0.000[1]	(0.000)[1]
Net increase (decrease) from operations	0.000[1]	0.000[1]	0.008	0.017	0.008	0.001
Dividends from net investment income	(0.000)[1]	(0.000)[1]	(0.008)	(0.017)	(0.008)	(0.001)
Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00
Total investment return[2]	0.01%	0.01%	0.76%	1.72%	0.83%	0.11%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	0.66%[3]	0.65%	0.75%	0.90%	0.89%	0.95%
Expenses after fee waivers and/or expense reimbursements	0.05%[3]	0.10%	0.49%	0.60%	0.60%	0.52%
Net investment income (loss)	0.01%[3]	0.01%	0.60%	1.71%	0.82%	0.12%
Supplemental data:
Net assets, end of period (000's)	$274,491	$262,353	$316,103	$184,602	$188,794	$199,585

1  Amount represents less than $0.0005 or $(0.0005) per share.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and other distributions, if any, at net asset value on the payable dates, and a sale at net asset value on the last day of each period reported. The figures do not include program fees; results would be lower if these fees were included. The investment return for period of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions.

3  Annualized.

See accompanying notes to financial statements.

PACE Mortgage-Backed Securities Fixed Income Investments

Financial highlights

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

Class A

	Six months ended January 31, 2022	Years ended July 31,
	(unaudited)	2021	2020	2019	2018	2017
Net asset value, beginning of period	$12.83	$13.03	$12.69	$12.34	$12.85	$13.15
Net investment income (loss)[1]	0.05	0.13	0.26	0.30	0.24	0.17
Net realized and unrealized gain (loss)	(0.37)	0.04	0.48	0.46	(0.38)	(0.13)
Net increase (decrease) from operations	(0.32)	0.17	0.74	0.76	(0.14)	0.04
Dividends from net investment income	(0.15)	(0.37)	(0.40)	(0.41)	(0.37)	(0.34)
Net asset value, end of period	$12.36	$12.83	$13.03	$12.69	$12.34	$12.85
Total investment return[2]	(2.51)%	1.20%	6.02%	6.27%	(1.12)%	0.30%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements/ recoupments, including interest expense	1.18%[3]	1.14%	1.36%	1.38%	1.09%[4]	1.08%
Expenses after fee waivers and/or expense reimbursements/ recoupments, including interest expense	0.97%[3]	0.98%	1.20%	1.25%	0.97%[4]	0.97%
Expenses after fee waivers and/or expense reimbursements/ recoupments, excluding interest expense	0.97%[3]	0.97%	0.97%	0.97%	0.97%	0.97%
Net investment income (loss)	0.85%[3]	0.98%	2.02%	2.42%	1.88%	1.33%
Supplemental data:
Net assets, end of period (000's)	$25,883	$28,960	$31,498	$34,380	$30,489	$36,239
Portfolio turnover	366%	796%	765%	905%	887%	1,255%

Class Y

	Six months ended January 31, 2022	Years ended July 31,
	(unaudited)	2021	2020	2019	2018	2017
Net asset value, beginning of period	$12.83	$13.04	$12.69	$12.35	$12.86	$13.16
Net investment income (loss)[1]	0.07	0.16	0.30	0.33	0.27	0.19
Net realized and unrealized gain (loss)	(0.37)	0.03	0.48	0.45	(0.38)	(0.12)
Net increase (decrease) from operations	(0.30)	0.19	0.78	0.78	(0.11)	0.07
Dividends from net investment income	(0.17)	(0.40)	(0.43)	(0.44)	(0.40)	(0.37)
Net asset value, end of period	$12.36	$12.83	$13.04	$12.69	$12.35	$12.86
Total investment return[2]	(2.38)%	1.46%	6.28%	6.44%	(0.87)%	0.63%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements/ recoupments, including interest expense	1.03%[3]	0.95%	1.23%	1.25%	1.01%[4]	0.99%
Expenses after fee waivers and/or expense reimbursements/ recoupments, including interest expense	0.72%[3]	0.73%	0.97%	0.98%	0.72%[4]	0.72%
Expenses after fee waivers and/or expense reimbursements/ recoupments, excluding interest expense	0.72%[3]	0.72%	0.72%	0.72%	0.72%	0.72%
Net investment income (loss)	1.10%[3]	1.24%	2.35%	2.66%	2.12%	1.49%
Supplemental data:
Net assets, end of period (000's)	$11,597	$13,535	$15,308	$25,481	$30,542	$45,658
Portfolio turnover	366%	796%	765%	905%	887%	1,255%

1  Calculated using the average shares method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges, redemption fees or program fees; results would be lower if they were included. Total investment return for the period of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

PACE Mortgage-Backed Securities Fixed Income Investments

Financial highlights (continued)

Class P

	Six months ended January 31, 2022	Years ended July 31,
	(unaudited)	2021	2020	2019	2018	2017
Net asset value, beginning of period	$12.84	$13.04	$12.70	$12.35	$12.86	$13.16
Net investment income (loss)[1]	0.07	0.16	0.29	0.33	0.27	0.21
Net realized and unrealized gain (loss)	(0.37)	0.04	0.48	0.46	(0.38)	(0.14)
Net increase (decrease) from operations	(0.30)	0.20	0.77	0.79	(0.11)	0.07
Dividends from net investment income	(0.17)	(0.40)	(0.43)	(0.44)	(0.40)	(0.37)
Net asset value, end of period	$12.37	$12.84	$13.04	$12.70	$12.35	$12.86
Total investment return[2]	(2.38)%	1.53%	6.20%	6.53%	(0.87)%	0.55%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements/ recoupments, including interest expense	0.98%[3]	0.96%	1.18%	1.22%	0.93%[4]	0.92%
Expenses after fee waivers and/or expense reimbursements/ recoupments, including interest expense	0.72%[3]	0.73%	0.95%	1.00%	0.72%[4]	0.72%
Expenses after fee waivers and/or expense reimbursements/ recoupments, excluding interest expense	0.72%[3]	0.72%	0.72%	0.72%	0.72%	0.72%
Net investment income (loss)	1.11%[3]	1.23%	2.26%	2.66%	2.14%	1.60%
Supplemental data:
Net assets, end of period (000's)	$262,047	$273,956	$281,524	$302,107	$321,912	$352,789
Portfolio turnover	366%	796%	765%	905%	887%	1,255%

3  Annualized.

4  Includes interest expense representing less than 0.005%.

See accompanying notes to financial statements.

PACE Intermediate Fixed Income Investments

Financial highlights

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

Class A

	Six months ended January 31, 2022	Years ended July 31,
	(unaudited)	2021	2020	2019	2018	2017
Net asset value, beginning of period	$12.78	$13.36	$12.44	$11.90	$12.34	$12.45
Net investment income (loss)[1]	0.04	0.12	0.23	0.30	0.24	0.16
Net realized and unrealized gain (loss)	(0.47)	(0.22)	0.95	0.56	(0.42)	(0.06)
Net increase (decrease) from operations	(0.43)	(0.10)	1.18	0.86	(0.18)	0.10
Dividends from net investment income	(0.06)	(0.17)	(0.26)	(0.32)	(0.26)	(0.17)
Distributions from net realized gains	(0.19)	(0.31)	—	—	—	(0.04)
Total dividends and distributions	(0.25)	(0.48)	(0.26)	(0.32)	(0.26)	(0.21)
Net asset value, end of period	$12.10	$12.78	$13.36	$12.44	$11.90	$12.34
Total investment return[2]	(3.38)%	(0.72)%	9.61%	7.33%	(1.43)%	0.84%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	1.12%[3]	1.06%	1.04%[4]	1.05%[4]	1.00%[4]	1.01%[4]
Expenses after fee waivers and/or expense reimbursements	0.91%[3]	0.91%	0.91%[4]	0.91%[4]	0.93%[4]	0.93%[4]
Net investment income (loss)	0.71%[3]	0.95%	1.82%	2.52%	1.97%	1.32%
Supplemental data:
Net assets, end of period (000's)	$10,759	$12,045	$13,475	$13,652	$14,254	$16,884
Portfolio turnover	254%	416%	403%	511%	537%	437%

Class Y

	Six months ended January 31, 2022	Years ended July 31,
	(unaudited)	2021	2020	2019	2018	2017
Net asset value, beginning of period	$12.78	$13.36	$12.44	$11.90	$12.34	$12.45
Net investment income (loss)[1]	0.06	0.16	0.26	0.33	0.27	0.19
Net realized and unrealized gain (loss)	(0.47)	(0.22)	0.95	0.56	(0.42)	(0.05)
Net increase (decrease) from operations	(0.41)	(0.06)	1.21	0.89	(0.15)	0.14
Dividends from net investment income	(0.08)	(0.21)	(0.29)	(0.35)	(0.29)	(0.21)
Distributions from net realized gains	(0.19)	(0.31)	—	—	—	(0.04)
Total dividends and distributions	(0.27)	(0.52)	(0.29)	(0.35)	(0.29)	(0.25)
Net asset value, end of period	$12.10	$12.78	$13.36	$12.44	$11.90	$12.34
Total investment return[2]	(3.25)%	(0.47)%	9.89%	7.60%	(1.20)%	1.09%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	1.11%[3]	0.96%	0.87%[4]	0.98%[4]	0.95%[4]	0.93%[4]
Expenses after fee waivers and/or expense reimbursements	0.66%[3]	0.66%	0.66%[4]	0.66%[4]	0.68%[4]	0.68%[4]
Net investment income (loss)	0.97%[3]	1.22%	2.08%	2.77%	2.23%	1.57%
Supplemental data:
Net assets, end of period (000's)	$213	$199	$271	$325	$293	$337
Portfolio turnover	254%	416%	403%	511%	537%	437%

1  Calculated using the average shares method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges, redemption fees or program fees; results would be lower if they were included. Total investment return for the period of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

PACE Intermediate Fixed Income Investments

Financial highlights (continued)

Class P

	Six months ended January 31, 2022	Years ended July 31,
	(unaudited)	2021	2020	2019	2018	2017
Net asset value, beginning of period	$12.79	$13.36	$12.44	$11.90	$12.34	$12.45
Net investment income (loss)[1]	0.06	0.15	0.26	0.33	0.27	0.19
Net realized and unrealized gain (loss)	(0.48)	(0.20)	0.95	0.56	(0.42)	(0.05)
Net increase (decrease) from operations	(0.42)	(0.05)	1.21	0.89	(0.15)	0.14
Dividends from net investment income	(0.08)	(0.21)	(0.29)	(0.35)	(0.29)	(0.21)
Distributions from net realized gains	(0.19)	(0.31)	—	—	—	(0.04)
Total dividends and distributions	(0.27)	(0.52)	(0.29)	(0.35)	(0.29)	(0.25)
Net asset value, end of period	$12.10	$12.79	$13.36	$12.44	$11.90	$12.34
Total investment return[2]	(3.33)%	(0.39)%	9.89%	7.60%	(1.20)%	1.09%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	0.91%[3]	0.85%	0.84%[4]	0.86%[4]	0.81%[4]	0.82%[4]
Expenses after fee waivers and/or expense reimbursements	0.66%[3]	0.66%	0.66%[4]	0.66%[4]	0.68%[4]	0.68%[4]
Net investment income (loss)	0.96%[3]	1.20%	2.08%	2.77%	2.23%	1.57%
Supplemental data:
Net assets, end of period (000's)	$292,516	$309,129	$323,819	$334,203	$352,865	$374,144
Portfolio turnover	254%	416%	403%	511%	537%	437%

3  Annualized.

4  Includes interest expense representing less than 0.005%.

See accompanying notes to financial statements.

PACE Strategic Fixed Income Investments

Financial highlights

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

Class A

	Six months ended January 31, 2022	Years ended July 31,
	(unaudited)	2021	2020	2019	2018	2017
Net asset value, beginning of period	$14.33	$14.91	$13.91	$13.32	$13.81	$14.21
Net investment income (loss)[1]	0.13	0.32	0.37	0.40	0.35	0.36
Net realized and unrealized gain (loss)	(0.58)	(0.14)	1.06	0.61	(0.47)	(0.15)
Net increase (decrease) from operations	(0.45)	0.18	1.43	1.01	(0.12)	0.21
Dividends from net investment income	(0.14)	(0.33)	(0.43)	(0.42)	(0.37)	(0.39)
Distributions from net realized gains	(0.17)	(0.43)	—	—	—	(0.22)
Total dividends and distributions	(0.31)	(0.76)	(0.43)	(0.42)	(0.37)	(0.61)
Net asset value, end of period	$13.57	$14.33	$14.91	$13.91	$13.32	$13.81
Total investment return[2]	(3.15)%	1.25%	10.56%	7.69%	(0.89)%	1.61%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements, including interest expense	1.02%[3]	1.00%	1.35%	1.56%	1.05%	1.12%
Expenses after fee waivers and/or expense reimbursements, including interest expense	0.90%[3]	0.94%	1.28%	1.51%	1.01%	1.06%
Expenses after fee waivers and/or expense reimbursements, excluding interest expense	0.90%[3]	0.93%	0.93%	0.96%	0.96%	0.96%
Net investment income (loss)	1.82%[3]	2.19%	2.57%	2.98%	2.57%	2.59%
Supplemental data:
Net assets, end of period (000's)	$14,654	$15,976	$18,980	$18,074	$13,652	$13,605
Portfolio turnover	31%	147%	248%	308%	243%	212%

Class Y

	Six months ended January 31, 2022	Years ended July 31,
	(unaudited)	2021	2020	2019	2018	2017
Net asset value, beginning of period	$14.31	$14.88	$13.88	$13.29	$13.79	$14.19
Net investment income (loss)[1]	0.15	0.35	0.40	0.43	0.38	0.39
Net realized and unrealized gain (loss)	(0.59)	(0.13)	1.06	0.62	(0.48)	(0.15)
Net increase (decrease) from operations	(0.44)	0.22	1.46	1.05	(0.10)	0.24
Dividends from net investment income	(0.16)	(0.36)	(0.46)	(0.46)	(0.40)	(0.42)
Distributions from net realized gains	(0.17)	(0.43)	—	—	—	(0.22)
Total dividends and distributions	(0.33)	(0.79)	(0.46)	(0.46)	(0.40)	(0.64)
Net asset value, end of period	$13.54	$14.31	$14.88	$13.88	$13.29	$13.79
Total investment return[2]	(3.11)%	1.54%	10.78%	8.05%	(0.71)%	1.87%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements, including interest expense	0.92%[3]	0.71%	1.30%	1.42%	0.93%	1.03%
Expenses after fee waivers and/or expense reimbursements, including interest expense	0.65%[3]	0.69%	1.03%	1.24%	0.76%	0.81%
Expenses after fee waivers and/or expense reimbursements, excluding interest expense	0.65%[3]	0.68%	0.68%	0.71%	0.71%	0.71%
Net investment income (loss)	2.07%[3]	2.43%	2.83%	3.24%	2.81%	2.84%
Supplemental data:
Net assets, end of period (000's)	$938	$1,033	$1,110	$1,364	$1,370	$1,599
Portfolio turnover	31%	147%	248%	308%	243%	212%
1  Calculated using the average shares method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges, redemption fees or program fees; results would be lower if they were included. Total investment return for the period of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder pay on Portfolio distributions or the redemption of Portfolio shares.

PACE Strategic Fixed Income Investments

Financial highlights (continued)

Class P

	Six months ended January 31, 2022	Years ended July 31,
	(unaudited)	2021	2020	2019	2018	2017
Net asset value, beginning of period	$14.32	$14.90	$13.90	$13.31	$13.81	$14.20
Net investment income (loss)[1]	0.15	0.35	0.40	0.44	0.38	0.39
Net realized and unrealized gain (loss)	(0.58)	(0.14)	1.06	0.61	(0.48)	(0.14)
Net increase (decrease) from operations	(0.43)	0.21	1.46	1.05	(0.10)	0.25
Dividends from net investment income	(0.16)	(0.36)	(0.46)	(0.46)	(0.40)	(0.42)
Distributions from net realized gains	(0.17)	(0.43)	—	—	—	(0.22)
Total dividends and distributions	(0.33)	(0.79)	(0.46)	(0.46)	(0.40)	(0.64)
Net asset value, end of period	$13.56	$14.32	$14.90	$13.90	$13.31	$13.81
Total investment return[2]	(3.03)%	1.51%	10.76%	8.04%	(0.71)%	1.94%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements, including interest expense	0.79%[3]	0.78%	1.13%	1.32%	0.84%	0.90%
Expenses after fee waivers and/or expense reimbursements, including interest expense	0.65%[3]	0.69%	1.03%	1.23%	0.76%	0.81%
Expenses after fee waivers and/or expense reimbursements, excluding interest expense	0.65%[3]	0.68%	0.68%	0.71%	0.71%	0.71%
Net investment income (loss)	2.07%[3]	2.44%	2.83%	3.25%	2.82%	2.84%
Supplemental data:
Net assets, end of period (000's)	$644,462	$678,031	$693,664	$725,052	$758,303	$808,009
Portfolio turnover	31%	147%	248%	308%	243%	212%

3  Annualized.

See accompanying notes to financial statements.

PACE Municipal Fixed Income Investments

Financial highlights

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

Class A

	Six months ended January 31, 2022	Years ended July 31,
	(unaudited)	2021	2020	2019	2018	2017
Net asset value, beginning of period	$13.45	$13.40	$13.23	$12.73	$13.08	$13.55
Net investment income (loss)[1]	0.12	0.26	0.27	0.34	0.33	0.32
Net realized and unrealized gain (loss)	(0.56)	0.11	0.20	0.53	(0.32)	(0.37)
Net increase (decrease) from operations	(0.44)	0.37	0.47	0.87	0.01	(0.05)
Dividends from net investment income	(0.11)	(0.24)	(0.25)	(0.34)	(0.34)	(0.32)
Distributions from net realized gains	(0.05)	(0.08)	(0.05)	(0.03)	(0.02)	(0.10)
Total dividends and distributions	(0.16)	(0.32)	(0.30)	(0.37)	(0.36)	(0.42)
Net asset value, end of period	$12.85	$13.45	$13.40	$13.23	$12.73	$13.08
Total investment return[2]	(3.30)%	2.81%	3.66%	6.92%	0.03%	(0.29)%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	0.93%[3]	0.93%	0.92%	0.92%	0.91%	0.92%
Expenses after fee waivers and/or expense reimbursements	0.82%[3]	0.82%	0.82%	0.82%	0.82%	0.85%
Net investment income (loss)	1.78%[3]	1.95%	2.07%	2.62%	2.58%	2.47%
Supplemental data:
Net assets, end of period (000's)	$34,499	$37,068	$40,355	$45,403	$38,714	$46,784
Portfolio turnover	5%	9%	10%	21%	19%	14%

Class Y

	Six months ended January 31, 2022	Years ended July 31,
	(unaudited)	2021	2020	2019	2018	2017
Net asset value, beginning of period	$13.45	$13.41	$13.23	$12.74	$13.08	$13.56
Net investment income (loss)[1]	0.14	0.30	0.30	0.37	0.37	0.35
Net realized and unrealized gain (loss)	(0.55)	0.10	0.22	0.52	(0.32)	(0.38)
Net increase (decrease) from operations	(0.41)	0.40	0.52	0.89	0.05	(0.03)
Dividends from net investment income	(0.13)	(0.28)	(0.29)	(0.37)	(0.37)	(0.35)
Distributions from net realized gains	(0.05)	(0.08)	(0.05)	(0.03)	(0.02)	(0.10)
Total dividends and distributions	(0.18)	(0.36)	(0.34)	(0.40)	(0.39)	(0.45)
Net asset value, end of period	$12.86	$13.45	$13.41	$13.23	$12.74	$13.08
Total investment return[2]	(3.10)%	2.99%	4.00%	7.10%	0.34%	(0.16)%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	1.35%[3]	1.44%	0.73%	0.73%	0.71%	0.71%
Expenses after fee waivers and/or expense reimbursements	0.57%[3]	0.57%	0.57%	0.57%	0.57%	0.64%
Net investment income (loss)	2.04%[3]	2.20%	2.31%	2.87%	2.83%	2.67%
Supplemental data:
Net assets, end of period (000's)	$4	$4	$4	$68	$65	$91
Portfolio turnover	5%	9%	10%	21%	19%	14%

1  Calculated using the average shares method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges, redemption fees or program fees; results would be lower if they were included. Total investment return for periods of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder could pay on Portfolio distributions or the redemption of Portfolio shares.

PACE Municipal Fixed Income Investments

Financial highlights (continued)

Class P

	Six months ended January 31, 2022	Years ended July 31,
	(unaudited)	2021	2020	2019	2018	2017
Net asset value, beginning of period	$13.46	$13.41	$13.24	$12.74	$13.08	$13.56
Net investment income (loss)[1]	0.14	0.29	0.30	0.37	0.37	0.35
Net realized and unrealized gain (loss)	(0.56)	0.12	0.21	0.53	(0.32)	(0.38)
Net increase (decrease) from operations	(0.42)	0.41	0.51	0.90	0.05	(0.03)
Dividends from net investment income	(0.13)	(0.28)	(0.29)	(0.37)	(0.37)	(0.35)
Distributions from net realized gains	(0.05)	(0.08)	(0.05)	(0.03)	(0.02)	(0.10)
Total dividends and distributions	(0.18)	(0.36)	(0.34)	(0.40)	(0.39)	(0.45)
Net asset value, end of period	$12.86	$13.46	$13.41	$13.24	$12.74	$13.08
Total investment return[2]	(3.17)%	3.06%	3.92%	7.18%	0.34%	(0.13)%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	0.67%[3]	0.68%	0.67%	0.67%	0.67%	0.67%
Expenses after fee waivers and/or expense reimbursements	0.57%[3]	0.57%	0.57%	0.57%	0.57%	0.61%
Net investment income (loss)	2.03%[3]	2.20%	2.30%	2.87%	2.84%	2.71%
Supplemental data:
Net assets, end of period (000's)	$272,492	$281,012	$279,178	$298,844	$309,878	$323,715
Portfolio turnover	5%	9%	10%	21%	19%	14%

3  Annualized.

See accompanying notes to financial statements.

PACE Global Fixed Income Investments

Financial highlights

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

Class A

	Six months ended January 31, 2022	Years ended July 31,
	(unaudited)	2021	2020	2019	2018	2017
Net asset value, beginning of period	$10.48	$10.58	$10.01	$9.73	$10.04	$10.79
Net investment income (loss)[1]	0.02	0.07	0.09	0.11	0.09	0.11
Net realized and unrealized gain (loss)	(0.45)	0.14	0.64	0.32	(0.26)	(0.61)
Net increase (decrease) from operations	(0.43)	0.21	0.73	0.43	(0.17)	(0.50)
Dividends from net investment income	(0.13)	(0.11)	(0.16)	(0.15)	—	(0.18)
Distributions from net realized gains	(0.27)	(0.20)	—	—	—	—
Return of capital	—	—	—	—	(0.14)	(0.07)
Total dividends and return of capital	(0.40)	(0.31)	(0.16)	(0.15)	(0.14)	(0.25)
Net asset value, end of period	$9.65	$10.48	$10.58	$10.01	$9.73	$10.04
Total investment return[2]	(4.29)%	2.04%	7.36%	4.48%	(1.72)%	(4.59)%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements/ recoupments	1.31%[3]	1.28%	1.27%	1.26%[4]	1.27%[4]	1.29%[4]
Expenses after fee waivers and/or expense reimbursements/ recoupments	1.03%[3]	1.03%	1.03%	1.03%[4]	1.09%[4]	1.10%[4]
Net investment income (loss)	0.46%[3]	0.67%	0.88%	1.12%	0.93%	1.11%
Supplemental data:
Net assets, end of period (000's)	$23,299	$26,309	$28,811	$30,448	$31,480	$38,368
Portfolio turnover	91%	132%	136%	54%	221%	199%

Class Y

	Six months ended January 31, 2022	Years ended July 31,
	(unaudited)	2021	2020	2019	2018	2017
Net asset value, beginning of period	$10.41	$10.51	$9.96	$9.69	$10.00	$10.75
Net investment income (loss)[1]	0.03	0.09	0.10	0.12	0.11	0.13
Net realized and unrealized gain (loss)	(0.45)	0.15	0.63	0.32	(0.26)	(0.62)
Net increase (decrease) from operations	(0.42)	0.24	0.73	0.44	(0.15)	(0.49)
Dividends from net investment income	(0.14)	(0.14)	(0.18)	(0.17)	—	(0.18)
Distributions from net realized gains	(0.27)	(0.20)	—	—	—	—
Return of capital	—	—	—	—	(0.16)	(0.08)
Total dividends and return of capital	(0.41)	(0.34)	(0.18)	(0.17)	(0.16)	(0.26)
Net asset value, end of period	$9.58	$10.41	$10.51	$9.96	$9.69	$10.00
Total investment return[2]	(4.10)%	2.20%	7.47%	4.66%	(1.51)%	(4.45)%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	1.16%[3]	1.12%	1.05%	1.10%[4]	1.15%[4]	1.13%[4]
Expenses after fee waivers and/or expense reimbursements	0.87%[3]	0.87%	0.87%	0.87%[4]	0.94%[4]	0.94%[4]
Net investment income (loss)	0.63%[3]	0.83%	1.04%	1.28%	1.08%	1.28%
Supplemental data:
Net assets, end of period (000's)	$1,662	$1,777	$1,943	$2,182	$2,324	$2,592
Portfolio turnover	91%	132%	136%	54%	221%	199%

1  Calculated using the average shares method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges, redemption fees or program fees; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

PACE Global Fixed Income Investments

Financial highlights (continued)

Class P

	Six months ended January 31, 2022	Years ended July 31,
	(unaudited)	2021	2020	2019	2018	2017
Net asset value, beginning of period	$10.46	$10.56	$10.00	$9.72	$10.03	$10.79
Net investment income (loss)[1]	0.03	0.09	0.11	0.13	0.11	0.13
Net realized and unrealized gain (loss)	(0.45)	0.15	0.63	0.32	(0.26)	(0.63)
Net increase (decrease) from operations	(0.42)	0.24	0.74	0.45	(0.15)	(0.50)
Dividends from net investment income	(0.14)	(0.14)	(0.18)	(0.17)	—	(0.18)
Distributions from net realized gains	(0.27)	(0.20)	—	—	—	—
Return of capital	—	—	—	—	(0.16)	(0.08)
Total dividends and return of capital	(0.41)	(0.34)	(0.18)	(0.17)	(0.16)	(0.26)
Net asset value, end of period	$9.63	$10.46	$10.56	$10.00	$9.72	$10.03
Total investment return[2]	(4.18)%	2.20%	7.54%	4.75%	(1.50)%	(4.51)%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	1.11%[3]	1.09%	1.08%	1.09%[4]	1.09%[4]	1.11%[4]
Expenses after fee waivers and/or expense reimbursements	0.84%[3]	0.84%	0.84%	0.84%[4]	0.90%[4]	0.92%[4]
Net investment income (loss)	0.66%[3]	0.85%	1.07%	1.31%	1.12%	1.29%
Supplemental data:
Net assets, end of period (000's)	$271,674	$290,345	$300,695	$328,278	$369,353	$403,015
Portfolio turnover	91%	132%	136%	54%	221%	199%

3  Annualized.

4  Includes interest expense representing less than 0.005%.

See accompanying notes to financial statements.

PACE High Yield Investments

Financial highlights

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

Class A

	Six months ended January 31, 2022	Years ended July 31,
	(unaudited)	2021	2020	2019	2018	2017
Net asset value, beginning of period	$10.01	$9.28	$9.72	$9.81	$10.07	$9.59
Net investment income (loss)[1]	0.24	0.50	0.50	0.53	0.53	0.54
Net realized and unrealized gain (loss)	(0.53)	0.73	(0.40)	(0.09)	(0.26)	0.48
Net increase (decrease) from operations	(0.29)	1.23	0.10	0.44	0.27	1.02
Dividends from net investment income	(0.30)	(0.50)	(0.54)	(0.53)	(0.53)	(0.54)
Total dividends, distributions and return of capital	(0.30)	(0.50)	(0.54)	(0.53)	(0.53)	(0.54)
Net asset value, end of period	$9.42	$10.01	$9.28	$9.72	$9.81	$10.07
Total investment return[2]	(2.97)%	13.48%	1.25%	4.66%	2.76%	10.93%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements/ recoupments	1.27%[3]	1.25%	1.24%	1.23%[4]	1.22%	1.25%
Expenses after fee waivers and/or expense reimbursements/ recoupments	1.06%[3]	1.06%	1.06%	1.06%[4]	1.06%	1.07%
Net investment income (loss)	4.89%[3]	5.12%	5.39%	5.52%	5.29%	5.43%
Supplemental data:
Net assets, end of period (000's)	$4,647	$4,662	$7,507	$5,813	$3,748	$4,251
Portfolio turnover	29%	75%	82%	62%	63%	91%

Class Y

	Six months ended January 31, 2022	Years ended July 31,
	(unaudited)	2021	2020	2019	2018	2017
Net asset value, beginning of period	$10.06	$9.32	$9.76	$9.86	$10.10	$9.62
Net investment income (loss)[1]	0.25	0.52	0.52	0.55	0.56	0.56
Net realized and unrealized gain (loss)	(0.54)	0.74	(0.40)	(0.10)	(0.25)	0.48
Net increase (decrease) from operations	(0.29)	1.26	0.12	0.45	0.31	1.04
Dividends from net investment income	(0.31)	(0.52)	(0.56)	(0.55)	(0.55)	(0.56)
Total dividends, distributions and return of capital	(0.31)	(0.52)	(0.56)	(0.55)	(0.55)	(0.56)
Net asset value, end of period	$9.46	$10.06	$9.32	$9.76	$9.86	$10.10
Total investment return[2]	(2.83)%	13.71%	1.49%	4.79%	3.06%	11.21%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements/ recoupments	0.97%[3]	0.98%	0.93%	0.92%[4]	0.85%	1.05%
Expenses after fee waivers and/or expense reimbursements/ recoupments	0.88%[3]	0.88%	0.88%	0.88%[4]	0.79%	0.88%
Net investment income (loss)	5.04%[3]	5.24%	5.58%	5.69%	5.57%	5.66%
Supplemental data:
Net assets, end of period (000's)	$628	$647	$568	$560	$534	$518
Portfolio turnover	29%	75%	82%	62%	63%	91%

1  Calculated using the average share method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges, redemption fees or program fees; results would be lower if they were included. Total investment return for the period of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

PACE High Yield Investments

Financial highlights (continued)

Class P

	Six months ended January 31, 2022	Years ended July 31,
	(unaudited)	2021	2020	2019	2018	2017
Net asset value, beginning of period	$10.01	$9.28	$9.73	$9.83	$10.09	$9.61
Net investment income (loss)[1]	0.25	0.51	0.52	0.55	0.54	0.55
Net realized and unrealized gain (loss)	(0.54)	0.74	(0.40)	(0.10)	(0.25)	0.49
Net increase (decrease) from operations	(0.29)	1.25	0.12	0.45	0.29	1.04
Dividends from net investment income	(0.31)	(0.52)	(0.57)	(0.55)	(0.55)	(0.56)
Total dividends, distributions and return of capital	(0.31)	(0.52)	(0.57)	(0.55)	(0.55)	(0.56)
Net asset value, end of period	$9.41	$10.01	$9.28	$9.73	$9.83	$10.09
Total investment return[2]	(2.95)%	13.78%	1.40%	4.80%	2.96%	11.07%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	1.11%[3]	1.11%	1.10%	1.09%[4]	1.07%	1.10%
Expenses after fee waivers and/or expense reimbursements	0.91%[3]	0.91%	0.91%	0.91%[4]	0.91%	0.92%
Net investment income (loss)	5.04%[3]	5.21%	5.53%	5.66%	5.44%	5.59%
Supplemental data:
Net assets, end of period (000's)	$258,714	$272,938	$258,345	$302,015	$347,364	$376,424
Portfolio turnover	29%	75%	82%	62%	63%	91%

Class P2

Six months ended January 31, 2022[5] (unaudited)
Net asset value, beginning of period	$10.06
Net investment income (loss)[1]	0.18
Net realized and unrealized gain (loss)	(0.59)
Net increase (decrease) from operations	(0.41)
Dividends from net investment income	(0.23)
Total dividends, distributions and return of capital	(0.23)
Net asset value, end of period	$9.42
Total investment return[2]	(4.08)%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	0.97%[3]
Expenses after fee waivers and/or expense reimbursements	0.28%[3]
Net investment income (loss)	5.03%[3]
Supplemental data:
Net assets, end of period (000's)	$14,133
Portfolio turnover	29%

3  Annualized.

4  Includes interest expense representing less than 0.005%.

5  For the period from September 15, 2021 (commencement of operations) through January 31, 2022.

See accompanying notes to financial statements.

PACE Large Co Value Equity Investments

Financial highlights

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

Class A

	Six months ended January 31, 2022	Years ended July 31,
	(unaudited)	2021	2020	2019	2018	2017
Net asset value, beginning of period	$25.34	$17.87	$21.57	$23.76	$23.70	$21.35
Net investment income (loss)[1]	0.09	0.21	0.38	0.38	0.35	0.33
Net realized and unrealized gain (loss)	0.92	7.51	(2.83)	(0.40)	1.73	2.99
Net increase (decrease) from operations	1.01	7.72	(2.45)	(0.02)	2.08	3.32
Dividends from net investment income	(0.17)	(0.25)	(0.39)	(0.35)	(0.32)	(0.35)
Distributions from net realized gains	(4.12)	—	(0.86)	(1.82)	(1.70)	(0.62)
Total dividends and distributions	(4.29)	(0.25)	(1.25)	(2.17)	(2.02)	(0.97)
Net asset value, end of period	$22.06	$25.34	$17.87	$21.57	$23.76	$23.70
Total investment return[2]	4.46%	43.50%	(12.41)%	1.06%	8.83%	15.74%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements/ recoupments	1.11%[3]	1.32%	1.47%	1.44%	1.46%	1.45%
Expenses after fee waivers and/or expense reimbursements/ recoupments, including dividend expense, interest expense and other borrowing costs for investments sold short	1.11%[3]	1.32%	1.47%	1.44%	1.46%	1.44%
Expenses after fee waivers and/or expense reimbursements/ recoupments, excluding dividend expense, interest expense and other borrowing costs for investments sold short	1.11%[3]	1.12%	1.13%	1.11%	1.10%	1.11%
Net investment income (loss)	0.74%[3]	0.95%	1.91%	1.77%	1.46%	1.47%
Supplemental data:
Net assets, end of period (000's)	$102,723	$103,828	$81,190	$107,796	$111,759	$117,223
Portfolio turnover	14%	117%	72%	81%	68%	71%

Class Y

	Six months ended January 31, 2022	Years ended July 31,
	(unaudited)	2021	2020	2019	2018	2017
Net asset value, beginning of period	$25.40	$17.91	$21.64	$23.83	$23.77	$21.41
Net investment income (loss)[1]	0.12	0.26	0.42	0.44	0.41	0.39
Net realized and unrealized gain (loss)	0.92	7.54	(2.84)	(0.40)	1.73	3.00
Net increase (decrease) from operations	1.04	7.80	(2.42)	0.04	2.14	3.39
Dividends from net investment income	(0.23)	(0.31)	(0.45)	(0.41)	(0.38)	(0.41)
Distributions from net realized gains	(4.12)	—	(0.86)	(1.82)	(1.70)	(0.62)
Total dividends and distributions	(4.35)	(0.31)	(1.31)	(2.23)	(2.08)	(1.03)
Net asset value, end of period	$22.09	$25.40	$17.91	$21.64	$23.83	$23.77
Total investment return[2]	3.38%	43.81%	(12.22)%	1.35%	9.08%	16.02%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	0.85%[3]	1.08%	1.55%	1.19%	1.21%	1.20%
Expenses after fee waivers and/or expense reimbursements/ recoupments, including dividend expense, interest expense and other borrowing costs for investments sold short	0.85%[3]	1.08%	1.23%	1.19%	1.21%	1.19%
Expenses after fee waivers and/or expense reimbursements/ recoupments, excluding dividend expense, interest expense and other borrowing costs for investments sold short	0.85%[3]	0.88%	0.89%	0.86%	0.85%	0.86%
Net investment income (loss)	1.00%[3]	1.18%	2.15%	2.01%	1.71%	1.73%
Supplemental data:
Net assets, end of period (000's)	$17,368	$17,611	$13,059	$16,463	$17,206	$17,451
Portfolio turnover	14%	117%	72%	81%	68%	71%

1  Calculated using the average shares method.

PACE Large Co Value Equity Investments

Financial highlights (continued)

Class P

	Six months ended January 31, 2022	Years ended July 31,
	(unaudited)	2021	2020	2019	2018	2017
Net asset value, beginning of period	$25.27	$17.81	$21.51	$23.71	$23.66	$21.31
Net investment income (loss)[1]	0.12	0.26	0.42	0.44	0.40	0.38
Net realized and unrealized gain (loss)	0.91	7.50	(2.82)	(0.42)	1.72	2.99
Net increase (decrease) from operations	1.03	7.76	(2.40)	0.02	2.12	3.37
Dividends from net investment income	(0.23)	(0.30)	(0.44)	(0.40)	(0.37)	(0.40)
Distributions from net realized gains	(4.12)	—	(0.86)	(1.82)	(1.70)	(0.62)
Total dividends and distributions	(4.35)	(0.30)	(1.30)	(2.22)	(2.07)	(1.02)
Net asset value, end of period	$21.95	$25.27	$17.81	$21.51	$23.71	$23.66
Total investment return[2]	4.58%	43.92%	(12.24)%	1.28%	9.06%	16.03%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	0.86%[3]	1.07%	1.24%	1.21%	1.23%	1.22%
Expenses after fee waivers and/or expense reimbursements/ recoupments, including dividend expense, interest expense and other borrowing costs for investments sold short	0.86%[3]	1.07%	1.23%	1.21%	1.22%	1.20%
Expenses after fee waivers and/or expense reimbursements/ recoupments, excluding dividend expense, interest expense and other borrowing costs for investments sold short	0.86%[3]	0.88%	0.89%	0.88%	0.87%	0.88%
Net investment income (loss)	0.99%[3]	1.19%	2.16%	2.01%	1.69%	1.70%
Supplemental data:
Net assets, end of period (000's)	$1,004,182	$1,018,933	$760,606	$1,008,741	$1,184,977	$1,197,155
Portfolio turnover	14%	117%	72%	81%	68%	71%

2  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges, redemption fees or program fees; results would be lower if they were included. Total investment return for the period of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

3  Annualized.

See accompanying notes to financial statements.

PACE Large Co Growth Equity Investments

Financial highlights

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

Class A

	Six months ended January 31, 2022	Years ended July 31,
	(unaudited)	2021	2020	2019	2018	2017
Net asset value, beginning of period	$28.94	$26.11	$24.27	$27.06	$25.18	$22.37
Net investment income (loss)[1]	(0.08)	(0.19)	(0.02)	(0.06)	(0.06)	0.02
Net realized and unrealized gain (loss)	(0.73)	7.99	5.61	1.74	4.55	3.54
Net increase (decrease) from operations	(0.81)	7.80	5.59	1.68	4.49	3.56
Dividends from net investment income	—	—	—	—	—	(0.03)
Distributions from net realized gains	(6.01)	(4.97)	(3.75)	(4.47)	(2.61)	(0.72)
Total dividends and distributions	(6.01)	(4.97)	(3.75)	(4.47)	(2.61)	(0.75)
Net asset value, end of period	$22.12	$28.94	$26.11	$24.27	$27.06	$25.18
Total investment return[2]	(4.09)%	32.62%	26.36%	10.08%	18.72%	16.50%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements/ recoupments	1.12%[3,4]	1.13%[4]	1.16%[4]	1.14%[4]	1.14%[4]	1.18%[4]
Expenses after fee waivers and/or expense reimbursements/ recoupments	1.12%[3,4]	1.13%[4]	1.13%[4]	1.13%[4]	1.14%[4]	1.17%[4]
Net investment income (loss)	(0.57)%[3]	(0.69)%	(0.10)%	(0.27)%	(0.22)%	0.07%
Supplemental data:
Net assets, end of period (000's)	$57,563	$63,320	$54,124	$48,197	$47,549	$45,095
Portfolio turnover	50%	39%	42%	34%	41%	40%

Class Y

	Six months ended January 31, 2022	Years ended July 31,
	(unaudited)	2021	2020	2019	2018	2017
Net asset value, beginning of period	$31.29	$27.83	$25.61	$28.23	$26.12	$23.19
Net investment income (loss)[1]	(0.05)	(0.12)	0.04	(0.01)	0.01	0.08
Net realized and unrealized gain (loss)	(0.81)	8.55	5.97	1.87	4.74	3.66
Net increase (decrease) from operations	(0.86)	8.43	6.01	1.86	4.75	3.74
Dividends from net investment income	—	—	(0.04)	(0.01)	(0.03)	(0.09)
Distributions from net realized gains	(6.01)	(4.97)	(3.75)	(4.47)	(2.61)	(0.72)
Total dividends and distributions	(6.01)	(4.97)	(3.79)	(4.48)	(2.64)	(0.81)
Net asset value, end of period	$24.42	$31.29	$27.83	$25.61	$28.23	$26.12
Total investment return[2]	(3.93)%	32.89%	26.71%	10.38%	19.03%	16.73%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	0.86%[3,4]	0.87%[4]	0.88%[4]	0.88%[4]	0.88%[4]	0.92%[4]
Expenses after fee waivers and/or expense reimbursements	0.86%[3,4]	0.87%[4]	0.88%[4]	0.88%[4]	0.88%[4]	0.91%[4]
Net investment income (loss)	(0.31)%[3]	(0.42)%	0.15%	(0.02)%	0.05%	0.33%
Supplemental data:
Net assets, end of period (000's)	$20,892	$22,743	$19,149	$16,329	$15,715	$14,238
Portfolio turnover	50%	39%	42%	34%	41%	40%

1  Calculated using the average shares method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges, redemption fees or program fees; results would be lower if they were included. Total investment return for the period of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

PACE Large Co Growth Equity Investments

Financial highlights (continued)

Class P

	Six months ended January 31, 2022	Years ended July 31,
	(unaudited)	2021	2020	2019	2018	2017
Net asset value, beginning of period	$30.89	$27.52	$25.37	$28.01	$25.94	$23.03
Net investment income (loss)[1]	(0.05)	(0.12)	0.04	(0.00)[5]	0.01	0.07
Net realized and unrealized gain (loss)	(0.80)	8.46	5.90	1.84	4.70	3.64
Net increase (decrease) from operations	(0.85)	8.34	5.94	1.84	4.71	3.71
Dividends from net investment income	—	—	(0.04)	(0.01)	(0.03)	(0.08)
Distributions from net realized gains	(6.01)	(4.97)	(3.75)	(4.47)	(2.61)	(0.72)
Total dividends and distributions	(6.01)	(4.97)	(3.79)	(4.48)	(2.64)	(0.80)
Net asset value, end of period	$24.03	$30.89	$27.52	$25.37	$28.01	$25.94
Total investment return[2]	(3.94)%	32.89%	26.72%	10.34%	19.03%	16.75%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	0.88%[3,4]	0.90%[4]	0.92%[4]	0.90%[4]	0.90%[4]	0.93%[4]
Expenses after fee waivers and/or expense reimbursements	0.88%[3,4]	0.88%[4]	0.88%[4]	0.88%[4]	0.89%[4]	0.92%[4]
Net investment income (loss)	(0.33)%[3]	(0.43)%	0.17%	(0.01)%	0.03%	0.32%
Supplemental data:
Net assets, end of period (000's)	$1,061,854	$1,202,262	$1,099,813	$1,156,162	$1,327,262	$1,270,696
Portfolio turnover	50%	39%	42%	34%	41%	40%
3  Annualized.

4  Includes interest expense representing less than 0.005%.

5  Amount represents less than $0.005 per share.

See accompanying notes to financial statements.

PACE Small/Medium Co Value Equity Investments

Financial highlights

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

Class A

	Six months ended January 31, 2022	Years ended July 31,
	(unaudited)	2021	2020	2019	2018	2017
Net asset value, beginning of period	$26.33	$16.88	$18.74	$21.05	$20.90	$18.86
Net investment income (loss)[1]	0.04	0.02	0.08	0.10	0.07	0.13
Net realized and unrealized gain (loss)	(0.37)	9.53	(1.81)	(1.29)	2.49	2.75
Net increase (decrease) from operations	(0.33)	9.55	(1.73)	(1.19)	2.56	2.88
Dividends from net investment income	(0.05)	(0.10)	(0.13)	(0.13)	(0.02)	(0.28)
Distributions from net realized gains	(3.82)	—	—	(0.99)	(2.39)	(0.56)
Total dividends, distributions and return of capital	(3.87)	(0.10)	(0.13)	(1.12)	(2.41)	(0.84)
Net asset value, end of period	$22.13	$26.33	$16.88	$18.74	$21.05	$20.90
Total investment return[2]	(1.37)%	56.72%	(9.32)%	(4.68)%	12.93%	15.25%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements/ recoupments	1.19%[3,4]	1.20%	1.23%[3]	1.22%[3]	1.21%	1.23%[3]
Expenses after fee waivers and/or expense reimbursements/ recoupments	1.19%[3,4]	1.20%	1.23%[3]	1.22%[3]	1.21%	1.21%[3]
Net investment income (loss)	0.34%[4]	0.09%	0.47%	0.52%	0.34%	0.66%
Supplemental data:
Net assets, end of period (000's)	$18,975	$19,885	$13,279	$17,094	$18,342	$17,627
Portfolio turnover	15%	50%	59%	68%	60%	102%

Class Y

	Six months ended January 31, 2022	Years ended July 31,
	(unaudited)	2021	2020	2019	2018	2017
Net asset value, beginning of period	$27.61	$17.69	$19.63	$22.00	$21.71	$19.55
Net investment income (loss)[1]	0.07	0.07	0.14	0.16	0.15	0.30
Net realized and unrealized gain (loss)	(0.39)	9.98	(1.90)	(1.35)	2.58	2.70
Net increase (decrease) from operations	(0.32)	10.05	(1.76)	(1.19)	2.73	3.00
Dividends from net investment income	(0.10)	(0.13)	(0.18)	(0.19)	(0.05)	(0.28)
Distributions from net realized gains	(3.82)	—	—	(0.99)	(2.39)	(0.56)
Total dividends, distributions and return of capital	(3.92)	(0.13)	(0.18)	(1.18)	(2.44)	(0.84)
Net asset value, end of period	$23.37	$27.61	$17.69	$19.63	$22.00	$21.71
Total investment return[2]	(1.26)%	56.98%	(9.08)%	(4.44)%	13.26%	15.35%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements/ recoupments	0.98%[3,4]	1.00%	1.04%[3]	0.94%[3]	0.89%	1.13%[3]
Expenses after fee waivers and/or expense reimbursements/ recoupments	0.98%[3,4]	1.00%	1.04%[3]	0.94%[3]	0.89%	1.10%[3]
Net investment income (loss)	0.54%[4]	0.29%	0.77%	0.79%	0.70%	1.43%
Supplemental data:
Net assets, end of period (000's)	$150	$153	$105	$178	$232	$297
Portfolio turnover	15%	50%	59%	68%	60%	102%

1  Calculated using the average share method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges, redemption fees or program fees; results would be lower if they were included. Total investment return for the period of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

PACE Small/Medium Co Value Equity Investments

Financial highlights (continued)

Class P

	Six months ended January 31, 2022	Years ended July 31,
	(unaudited)	2021	2020	2019	2018	2017
Net asset value, beginning of period	$27.22	$17.45	$19.36	$21.69	$21.47	$19.35
Net investment income (loss)[1]	0.07	0.06	0.12	0.13	0.11	0.17
Net realized and unrealized gain (loss)	(0.39)	9.85	(1.86)	(1.31)	2.55	2.81
Net increase (decrease) from operations	(0.32)	9.91	(1.74)	(1.18)	2.66	2.98
Dividends from net investment income	(0.09)	(0.14)	(0.17)	(0.16)	(0.05)	(0.30)
Distributions from net realized gains	(3.82)	—	—	(0.99)	(2.39)	(0.56)
Total dividends, distributions and return of capital	(3.91)	(0.14)	(0.17)	(1.15)	(2.44)	(0.86)
Net asset value, end of period	$22.99	$27.22	$17.45	$19.36	$21.69	$21.47
Total investment return[2]	(1.27)%	56.95%	(9.12)%	(4.49)%	13.07%	15.41%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	1.00%[3,4]	1.02%	1.09%[3]	1.07%[3]	1.07%	1.09%[3]
Expenses after fee waivers and/or expense reimbursements	1.00%[3,4]	1.02%	1.04%[3]	1.04%[3]	1.06%	1.07%[3]
Net investment income (loss)	0.52%[4]	0.28%	0.65%	0.69%	0.50%	0.82%
Supplemental data:
Net assets, end of period (000's)	$442,365	$478,837	$338,418	$421,054	$517,363	$503,464
Portfolio turnover	15%	50%	59%	68%	60%	102%

Class P2

Six months ended January 31, 2022 (unaudited)[5]
Net asset value, beginning of period	$26.96
Net investment income (loss)[1]	(0.05)
Net realized and unrealized gain (loss)	(0.11)
Net increase (decrease) from operations	(0.16)
Dividends from net investment income	(0.03)
Distributions from net realized gains	(3.82)
Total dividends, distributions and return of capital	(3.85)
Net asset value, end of period	$22.95
Total investment return[2]	(0.72)%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	2.61%[4]
Expenses after fee waivers and/or expense reimbursements	2.01%[4]
Net investment income (loss)	(0.48)%[4]
Supplemental data:
Net assets, end of period (000's)	$1
Portfolio turnover	15%

3  Includes interest expense representing less than 0.005%.

4  Annualized.

5  For the period from September 15, 2021 (commencement of operations) through January 31, 2022.

See accompanying notes to financial statements.

PACE Small/Medium Co Growth Equity Investments

Financial highlights

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

Class A

	Six months ended January 31, 2022	Years ended July 31,
	(unaudited)	2021	2020	2019	2018	2017
Net asset value, beginning of period	$21.72	$15.82	$16.82	$19.54	$16.79	$14.34
Net investment income (loss)[1]	(0.06)	(0.15)	(0.10)	(0.12)	(0.12)	(0.09)
Net realized and unrealized gain (loss)	(2.00)	7.42	1.65	0.45	3.88	2.54
Net increase (decrease) from operations	(2.06)	7.27	1.55	0.33	3.76	2.45
Distributions from net realized gains	(7.48)	(1.37)	(2.55)	(3.05)	(1.01)	—
Net asset value, end of period	$12.18	$21.72	$15.82	$16.82	$19.54	$16.79
Total investment return[2]	(12.45)%	47.35%	10.43%	4.67%	23.29%	17.09%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements/ recoupments	1.19%[3,4]	1.19%[3]	1.23%[3]	1.21%[3]	1.20%[3]	1.23%
Expenses after fee waivers and/or expense reimbursements/ recoupments	1.19%[3,4]	1.19%[3]	1.23%[3]	1.21%[3]	1.19%[3]	1.19%
Net investment income (loss)	(0.66)%[4]	(0.77)%	(0.64)%	(0.67)%	(0.66)%	(0.61)%
Supplemental data:
Net assets, end of period (000's)	$25,372	$31,412	$23,755	$24,675	$24,749	$22,681
Portfolio turnover	36%	98%	89%	135%	99%	93%

Class Y

	Six months ended January 31, 2022	Years ended July 31,
	(unaudited)	2021	2020	2019	2018	2017
Net asset value, beginning of period	$24.77	$17.87	$18.65	$21.26	$18.08	$15.44
Net investment income (loss)[1]	(0.04)	(0.15)	(0.08)	(0.10)	(0.02)	(0.08)
Net realized and unrealized gain (loss)	(2.35)	8.42	1.85	0.54	4.21	2.72
Net increase (decrease) from operations	(2.39)	8.27	1.77	0.44	4.19	2.64
Distributions from net realized gains	(7.48)	(1.37)	(2.55)	(3.05)	(1.01)	—
Net asset value, end of period	$14.90	$24.77	$17.87	$18.65	$21.26	$18.08
Total investment return[2]	(12.24)%	47.52%	10.60%	4.82%	23.97%	17.16%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements/ recoupments	1.02%[3,4]	2.20%[3]	1.21%[3]	0.92%[3]	0.69%[3]	1.24%
Expenses after fee waivers and/or expense reimbursements/ recoupments	1.02%[3,4]	1.08%[3]	1.08%[3]	1.08%[3,5]	0.67%[3]	1.13%
Net investment income (loss)	(0.30)%[4]	(0.66)%	(0.49)%	(0.54)%	(0.12)%	(0.48)%
Supplemental data:
Net assets, end of period (000's)	$8	$36	$28	$49	$47	$100
Portfolio turnover	36%	98%	89%	135%	99%	93%

1  Calculated using the average share method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges, redemption fees or program fees; results would be lower if they were included. Total investment return for the period of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

3  Includes interest expense representing less than 0.005%.

PACE Small/Medium Co Growth Equity Investments

Financial highlights (continued)

Class P

	Six months ended January 31, 2022	Years ended July 31,
	(unaudited)	2021	2020	2019	2018	2017
Net asset value, beginning of period	$24.07	$17.39	$18.21	$20.85	$17.82	$15.21
Net investment income (loss)[1]	(0.05)	(0.13)	(0.08)	(0.10)	(0.10)	(0.08)
Net realized and unrealized gain (loss)	(2.29)	8.18	1.81	0.51	4.14	2.69
Net increase (decrease) from operations	(2.34)	8.05	1.73	0.41	4.04	2.61
Distributions from net realized gains	(7.48)	(1.37)	(2.55)	(3.05)	(1.01)	—
Net asset value, end of period	$14.25	$24.07	$17.39	$18.21	$20.85	$17.82
Total investment return[2]	(12.39)%	47.57%	10.64%	4.83%	23.46%	17.16%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	1.02%[3,4]	1.03%[3]	1.09%[3]	1.07%[3]	1.06%[3]	1.11%
Expenses after fee waivers and/or expense reimbursements	1.02%[3,4]	1.03%[3]	1.08%[3]	1.07%[3]	1.05%[3]	1.07%
Net investment income (loss)	(0.49)%[4]	(0.60)%	(0.49)%	(0.52)%	(0.52)%	(0.49)%
Supplemental data:
Net assets, end of period (000's)	$381,663	$475,618	$383,461	$433,053	$518,869	$469,557
Portfolio turnover	36%	98%	89%	135%	99%	93%

Class P2

Six months ended January 31, 2022[6] (unaudited)
Net asset value, beginning of period	$24.66
Net investment income (loss)[1]	(0.15)
Net realized and unrealized gain (loss)	(2.87)
Net increase (decrease) from operations	(3.02)
Distributions from net realized gains	(7.48)
Net asset value, end of period	$14.16
Total investment return[2]	(14.90)%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	2.78%[3,4]
Expenses after fee waivers and/or expense reimbursements	2.27%[3,4]
Net investment income (loss)	(1.88)%[4]
Supplemental data:
Net assets, end of period (000's)	$1
Portfolio turnover	36%

4  Annualized.

5  The investment manager recouped expenses previously reimbursed by the investment manager on behalf of the Portfolio, not to exceed the expense cap.

6  For the period from September 15, 2021 (commencement of operations) through January 31, 2022.

See accompanying notes to financial statements.

PACE International Equity Investments

Financial highlights

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

Class A

	Six months ended January 31, 2022	Years ended July 31,
	(unaudited)	2021	2020	2019	2018	2017
Net asset value, beginning of period	$19.03	$14.64	$15.00	$17.03	$16.23	$14.19
Net investment income (loss)[1]	0.09	0.24	0.21	0.24	0.23	0.26
Net realized and unrealized gain (loss)	(0.08)	4.34	(0.18)	(1.13)	0.88	2.06
Net increase (decrease) from operations	0.01	4.58	0.03	(0.89)	1.11	2.32
Dividends from net investment income	(0.37)	(0.19)	(0.36)	(0.26)	(0.31)	(0.28)
Distributions from net realized gains	(1.02)	—	(0.03)	(0.88)	—	—
Total dividends and distributions	(1.39)	(0.19)	(0.39)	(1.14)	(0.31)	(0.28)
Net asset value, end of period	$17.65	$19.03	$14.64	$15.00	$17.03	$16.23
Total investment return[2]	0.13%	31.41%	0.00%	(4.56)%	6.88%	16.71%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements/ recoupments, including dividend expense, interest expense and other borrowing costs for investments sold short	1.71%[3]	1.64%	1.78%	1.88%	1.86%[4]	1.79%[4]
Expenses after fee waivers and/or expense reimbursements/ recoupments, including dividend expense, interest expense and other borrowing costs for investments sold short	1.64%[3]	1.58%	1.78%	1.88%	1.85%[4]	1.76%[4]
Expenses after fee waivers and/or expense reimbursements/ recoupments, excluding dividend expense, interest expense and other borrowing costs for investments sold short	1.25%[3]	1.25%	1.34%	1.34%	1.31%	1.37%
Net investment income (loss)	0.96%[3]	1.40%	1.42%	1.60%	1.37%	1.77%
Supplemental data:
Net assets, end of period (000's)	$26,153	$28,773	$23,422	$27,264	$31,165	$31,113
Portfolio turnover	17%	48%	32%	46%	78%	81%

Class Y

	Six months ended January 31, 2022	Years ended July 31,
	(unaudited)	2021	2020	2019	2018	2017
Net asset value, beginning of period	$18.95	$14.58	$14.93	$16.98	$16.17	$14.14
Net investment income (loss)[1]	0.11	0.28	0.25	0.29	0.28	0.30
Net realized and unrealized gain (loss)	(0.09)	4.33	(0.17)	(1.15)	0.89	2.05
Net increase (decrease) from operations	0.02	4.61	0.08	(0.86)	1.17	2.35
Dividends from net investment income	(0.42)	(0.24)	(0.40)	(0.31)	(0.36)	(0.32)
Distributions from net realized gains	(1.02)	—	(0.03)	(0.88)	—	—
Total dividends and distributions	(1.44)	(0.24)	(0.43)	(1.19)	(0.36)	(0.32)
Net asset value, end of period	$17.53	$18.95	$14.58	$14.93	$16.98	$16.17
Total investment return[2]	0.20%	31.77%	0.29%	(4.32)%	7.24%	17.04%
Ratios to average net assets:
Expenses before fee waivers and/or reimbursements/ recoupments, including dividend expense, interest expense and other borrowing costs for investments sold short	1.44%[3]	1.36%	1.47%	1.62%	1.59%[4]	1.51%[4]
Expenses after fee waivers and/or expense reimbursements/ recoupments, including dividend expense, interest expense and other borrowing costs for investments sold short	1.39%[3]	1.33%	1.47%	1.62%	1.58%[4]	1.48%[4]
Expenses after fee waivers and/or expense reimbursements/ recoupments, excluding dividend expense, interest expense and other borrowing costs for investments sold short	1.00%[3]	1.00%	1.03%	1.07%	1.04%	1.09%
Net investment income (loss)	1.20%[3]	1.65%	1.71%	1.90%	1.63%	2.04%
Supplemental data:
Net assets, end of period (000's)	$12,161	$12,596	$11,053	$11,977	$13,966	$14,726
Portfolio turnover	17%	48%	32%	46%	78%	81%

1  Calculated using the average shares method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges, redemption fees or program fees; results would be lower if they were included. Total investment return for the period of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

PACE International Equity Investments

Financial highlights (continued)

Class P

	Six months ended January 31, 2022	Years ended July 31,
	(unaudited)	2021	2020	2019	2018	2017
Net asset value, beginning of period	$18.90	$14.54	$14.90	$16.93	$16.13	$14.11
Net investment income (loss)[1]	0.11	0.28	0.24	0.29	0.28	0.31
Net realized and unrealized gain (loss)	(0.08)	4.31	(0.17)	(1.13)	0.88	2.03
Net increase (decrease) from operations	0.03	4.59	0.07	(0.84)	1.16	2.34
Dividends from net investment income	(0.42)	(0.23)	(0.40)	(0.31)	(0.36)	(0.32)
Distributions from net realized gains	(1.02)	—	(0.03)	(0.88)	—	—
Total dividends and distributions	(1.44)	(0.23)	(0.43)	(1.19)	(0.36)	(0.32)
Net asset value, end of period	$17.49	$18.90	$14.54	$14.90	$16.93	$16.13
Total investment return[2]	0.25%	31.74%	0.30%	(4.27)%	7.14%	17.08%
Ratios to average net assets:
Expenses before fee waivers and/or reimbursements/ recoupments, including dividend expense, interest expense and other borrowing costs for investments sold short	1.42%[3]	1.36%	1.49%	1.60%	1.59%[4]	1.51%[4]
Expenses after fee waivers and/or expense reimbursements/ recoupments, including dividend expense, interest expense and other borrowing costs for investments sold short	1.39%[3]	1.33%	1.49%	1.60%	1.58%[4]	1.48%[4]
Expenses after fee waivers and/or expense reimbursements/ recoupments, excluding dividend expense, interest expense and other borrowing costs for investments sold short	1.00%[3]	1.00%	1.05%	1.05%	1.03%	1.09%
Net investment income (loss)	1.19%[3]	1.65%	1.70%	1.89%	1.66%	2.10%
Supplemental data:
Net assets, end of period (000's)	$956,209	$995,293	$815,785	$948,956	$1,138,165	$1,104,550
Portfolio turnover	17%	48%	32%	46%	78%	81%

3  Annualized.

4  Includes interest expense representing less than 0.005%.

See accompanying notes to financial statements.

PACE International Emerging Markets Equity Investments

Financial highlights

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

Class A

	Six months ended January 31, 2022	Years ended July 31,
	(unaudited)	2021	2020	2019	2018	2017
Net asset value, beginning of period	$16.87	$13.79	$12.99	$13.61	$13.59	$11.41
Net investment income (loss)[1]	0.12	0.05	0.12	0.16	0.13	0.13
Net realized and unrealized gain (loss)	(0.84)	3.18	0.80	(0.58)	0.03	2.14
Net increase (decrease) from operations	(0.72)	3.23	0.92	(0.42)	0.16	2.27
Dividends from net investment income	(0.23)	(0.15)	(0.12)	(0.20)	(0.14)	(0.09)
Distributions from net realized gains	(1.43)	—	—	—	—	—
Total dividends and distributions	(1.66)	(0.15)	(0.12)	(0.20)	(0.14)	(0.09)
Net asset value, end of period	$14.49	$16.87	$13.79	$12.99	$13.61	$13.59
Total investment return[2]	(4.08)%	23.45%	6.97%	(2.91)%	1.11%	19.95%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	1.76%[3,4]	1.66%[4]	1.72%[4]	1.71%[4]	1.72%[4]	1.80%[4]
Expenses after fee waivers and/or expense reimbursements	1.45%[3,4]	1.55%[4]	1.65%[4]	1.70%[4]	1.70%[4]	1.75%[4]
Net investment income (loss)	1.42%[3]	0.33%	0.92%	1.24%	0.89%	1.06%
Supplemental data:
Net assets, end of period (000's)	$4,642	$5,033	$4,605	$4,512	$3,811	$4,076
Portfolio turnover	27%	82%	79%	52%	65%	65%

Class Y

	Six months ended January 31, 2022	Years ended July 31,
	(unaudited)	2021	2020	2019	2018	2017
Net asset value, beginning of period	$17.04	$13.92	$13.11	$13.73	$13.70	$11.51
Net investment income (loss)[1]	0.14	0.09	0.15	0.19	0.17	0.16
Net realized and unrealized gain (loss)	(0.84)	3.21	0.81	(0.59)	0.03	2.15
Net increase (decrease) from operations	(0.70)	3.30	0.96	(0.40)	0.20	2.31
Dividends from net investment income	(0.28)	(0.18)	(0.15)	(0.22)	(0.17)	(0.12)
Distributions from net realized gains	(1.43)	—	—	—	—	—
Total dividends and distributions	(1.71)	(0.18)	(0.15)	(0.22)	(0.17)	(0.12)
Net asset value, end of period	$14.63	$17.04	$13.92	$13.11	$13.73	$13.70
Total investment return[2]	(3.94)%	23.78%	7.29%	(2.74)%	1.41%	20.21%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	1.53%[3,4]	1.40%[4]	1.40%[4]	1.47%[4]	1.45%[4]	1.54%[4]
Expenses after fee waivers and/or expense reimbursements	1.20%[3,4]	1.30%[4]	1.40%[4]	1.45%[4]	1.45%[4]	1.50%[4]
Net investment income (loss)	1.69%[3]	0.56%	1.16%	1.45%	1.15%	1.30%
Supplemental data:
Net assets, end of period (000's)	$5,258	$5,630	$6,067	$6,424	$7,419	$7,795
Portfolio turnover	27%	82%	79%	52%	65%	65%

1  Calculated using the average shares method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges, redemption fees or program fees; results would be lower if they were included. Total investment return for the period of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

PACE International Emerging Markets Equity Investments

Financial highlights (continued)

Class P

	Six months ended January 31, 2022	Years ended July 31,
	(unaudited)	2021	2020	2019	2018	2017
Net asset value, beginning of period	$16.95	$13.85	$13.04	$13.65	$13.63	$11.45
Net investment income (loss)[1]	0.14	0.10	0.15	0.19	0.16	0.16
Net realized and unrealized gain (loss)	(0.83)	3.18	0.81	(0.58)	0.03	2.14
Net increase (decrease) from operations	(0.69)	3.28	0.96	(0.39)	0.19	2.30
Dividends from net investment income	(0.28)	(0.18)	(0.15)	(0.22)	(0.17)	(0.12)
Distributions from net realized gains	(1.43)	—	—	—	—	—
Total dividends and distributions	(1.71)	(0.18)	(0.15)	(0.22)	(0.17)	(0.12)
Net asset value, end of period	$14.55	$16.95	$13.85	$13.04	$13.65	$13.63
Total investment return[2]	(3.90)%	23.75%	7.24%	(2.70)%	1.42%	20.18%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	1.54%[3,4]	1.44%[4]	1.51%[4]	1.49%[4]	1.50%[4]	1.59%[4]
Expenses after fee waivers and/or expense reimbursements	1.20%[3,4]	1.30%[4]	1.40%[4]	1.45%[4]	1.45%[4]	1.50%[4]
Net investment income (loss)	1.69%[3]	0.59%	1.14%	1.45%	1.14%	1.33%
Supplemental data:
Net assets, end of period (000's)	$360,403	$386,507	$345,431	$376,722	$437,363	$454,178
Portfolio turnover	27%	82%	79%	52%	65%	65%

3  Annualized.

4  Includes interest expense representing less than 0.005%.

See accompanying notes to financial statements.

PACE Global Real Estate Securities Investments

Financial highlights

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

Class A

	Six months ended January 31, 2022	Years ended July 31,
	(unaudited)	2021	2020	2019	2018	2017
Net asset value, beginning of period	$8.42	$6.13	$7.74	$7.65	$7.69	$8.03
Net investment income (loss)[1]	0.04	0.08	0.12	0.14	0.21	0.17
Net realized and unrealized gain (loss)	(0.21)	2.38	(1.37)	0.18	0.06	(0.21)
Net increase (decrease) from operations	(0.17)	2.46	(1.25)	0.32	0.27	(0.04)
Dividends from net investment income	(0.24)	(0.17)	(0.36)	(0.23)	(0.27)	(0.30)
Distributions from net realized gains	—	—	—	—	(0.04)	—
Total dividends and distributions	(0.24)	(0.17)	(0.36)	(0.23)	(0.31)	(0.30)
Net asset value, end of period	$8.01	$8.42	$6.13	$7.74	$7.65	$7.69
Total investment return[2]	(2.12)%	40.73%	(17.00)%	4.53%	3.50%	(0.15)%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	1.62%[3,4]	1.62%[4]	1.59%[4]	1.56%[4]	1.50%[4]	1.54%[4]
Expenses after fee waivers and/or expense reimbursements	1.45%[3,4]	1.45%[4]	1.45%[4]	1.45%[4]	1.45%[4]	1.46%[4]
Net investment income (loss)	0.99%[3]	1.06%	1.69%	1.81%	2.82%	2.28%
Supplemental data:
Net assets, end of period (000's)	$382	$409	$307	$491	$370	$458
Portfolio turnover	57%	117%	111%	68%	73%	98%

Class P

	Six months ended January 31, 2022	Years ended July 31,
	(unaudited)	2021	2020	2019	2018	2017
Net asset value, beginning of period	$8.08	$5.89	$7.46	$7.37	$7.42	$7.76
Net investment income (loss)[1]	0.05	0.09	0.13	0.16	0.22	0.19
Net realized and unrealized gain (loss)	(0.20)	2.28	(1.31)	0.18	0.07	(0.21)
Net increase (decrease) from operations	(0.15)	2.37	(1.18)	0.34	0.29	(0.02)
Dividends from net investment income	(0.26)	(0.18)	(0.39)	(0.25)	(0.30)	(0.32)
Distributions from net realized gains	—	—	—	—	(0.04)	—
Total dividends and distributions	(0.26)	(0.18)	(0.39)	(0.25)	(0.34)	(0.32)
Net asset value, end of period	$7.67	$8.08	$5.89	$7.46	$7.37	$7.42
Total investment return[2]	(1.97)%	41.05%	(16.85)%	4.92%	3.68%	0.19%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	1.60%[3,4]	1.65%[4]	1.59%[4]	1.57%[4]	1.53%[4]	1.58%[4]
Expenses after fee waivers and/or expense reimbursements	1.20%[3,4]	1.20%[4]	1.20%[4]	1.20%[4]	1.20%[4]	1.21%[4]
Net investment income (loss)	1.24%[3]	1.32%	1.97%	2.20%	3.08%	2.58%
Supplemental data:
Net assets, end of period (000's)	$108,216	$114,494	$87,866	$121,187	$137,069	$140,262
Portfolio turnover	57%	117%	111%	68%	73%	98%

1  Calculated using the average shares method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges, redemption fees or program fees; results would be lower if they were included. Total investment return for the period of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

3  Annualized.

4  Includes interest expense representing less than 0.005%.

See accompanying notes to financial statements.

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PACE Alternative Strategies Investments

Financial highlights

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

Class A

	Six months ended January 31, 2022	Years ended July 31,
	(unaudited)	2021	2020	2019	2018	2017
Net asset value, beginning of period	$11.30	$11.05	$10.60	$10.85	$10.71	$10.49
Net investment income (loss)[1]	(0.08)	(0.17)	(0.06)	0.01	(0.02)	(0.07)
Net realized and unrealized gain (loss)	0.03	0.96	0.51	0.03	0.16	0.29
Net increase (decrease) from operations	(0.05)	0.79	0.45	0.04	0.14	0.22
Dividends from net investment income	—	(0.14)	—	—	—	—
Distributions from net realized gains	(0.69)	(0.40)	—	(0.29)	—	—
Total dividends and distributions	(0.69)	(0.54)	—	(0.29)	—	—
Net asset value, end of period	$10.56	$11.30	$11.05	$10.60	$10.85	$10.71
Total investment return[2]	(0.51)%	7.21%	4.25%	0.52%	1.21%	2.19%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements/ recoupments, including dividend expense, interest expense and other borrowing costs for investments sold short	2.93%[3]	2.93%	2.80%	2.65%	2.36%	2.26%
Expenses after fee waivers and/or expense reimbursements/ recoupments, including dividend expense, interest expense and other borrowing costs for investments sold short	2.71%[3]	2.81%	2.62%	2.58%	2.27%	2.17%
Expenses after fee waivers and/or expense reimbursements/ recoupments, excluding dividend expense, interest expense and other borrowing costs for investments sold short	1.88%[3]	1.88%	1.88%	1.85%	1.76%	1.75%
Net investment income (loss)	(1.44)%[3]	(1.47)%	(0.57)%	0.10%	(0.16)%	(0.71)%
Supplemental data:
Net assets, end of period (000's)	$5,604	$5,995	$6,460	$8,394	$7,208	$8,702
Portfolio turnover	184%	418%	491%	447%	346%	292%

Class Y

	Six months ended January 31, 2022	Years ended July 31,
	(unaudited)	2021	2020	2019	2018	2017
Net asset value, beginning of period	$11.31	$11.06	$10.60	$10.82	$10.65	$10.42
Net investment income (loss)[1]	(0.07)	(0.14)	(0.04)	0.04	0.01	(0.06)
Net realized and unrealized gain (loss)	0.03	0.96	0.52	0.03	0.16	0.29
Net increase (decrease) from operations	(0.04)	0.82	0.48	0.07	0.17	0.23
Dividends from net investment income	—	(0.17)	(0.02)	—	—	—
Distributions from net realized gains	(0.69)	(0.40)	—	(0.29)	—	—
Total dividends and distributions	(0.69)	(0.57)	(0.02)	(0.29)	—	—
Net asset value, end of period	$10.58	$11.31	$11.06	$10.60	$10.82	$10.65
Total investment return[2]	(0.33)%	7.40%	4.56%	0.80%	1.41%	2.40%
Ratios to average net assets:
Expenses before fee waivers and/or reimbursements/ recoupments, including dividend expense, interest expense and other borrowing costs for investments sold short	2.68%[3]	2.68%	2.56%	2.38%	2.11%	2.06%
Expenses after fee waivers and/or expense reimbursements/ recoupments, including dividend expense, interest expense and other borrowing costs for investments sold short	2.46%[3]	2.57%	2.38%	2.31%	2.02%	1.96%
Expenses after fee waivers and/or expense reimbursements/ recoupments, excluding dividend expense, interest expense and other borrowing costs for investments sold short	1.63%[3]	1.63%	1.63%	1.59%	1.51%	1.57%
Net investment income (loss)	(1.19)%[3]	(1.22)%	(0.38)%	0.36%	0.09%	(0.54)%
Supplemental data:
Net assets, end of period (000's)	$425	$436	$402	$386	$544	$646
Portfolio turnover	184%	418%	491%	447%	346%	292%
1  Calculated using the average shares method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges, redemption fees or program fees; results would be lower if they were included. Total investment return for the period of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

PACE Alternative Strategies Investments

Financial highlights (continued)

Class P

	Six months ended January 31, 2022	Years ended July 31,
	(unaudited)	2021	2020	2019	2018	2017
Net asset value, beginning of period	$11.26	$11.01	$10.55	$10.78	$10.61	$10.38
Net investment income (loss)[1]	(0.07)	(0.14)	(0.04)	0.03	0.01	(0.05)
Net realized and unrealized gain (loss)	0.03	0.96	0.52	0.03	0.16	0.28
Net increase (decrease) from operations	(0.04)	0.82	0.48	0.06	0.17	0.23
Dividends from net investment income	—	(0.17)	(0.02)	—	—	—
Distributions from net realized gains	(0.69)	(0.40)	—	(0.29)	—	—
Total dividends and distributions	(0.69)	(0.57)	(0.02)	(0.29)	—	—
Net asset value, end of period	$10.53	$11.26	$11.01	$10.55	$10.78	$10.61
Total investment return[2]	(0.42)%	7.53%	4.46%	0.90%	1.32%	2.41%
Ratios to average net assets:
Expenses before fee waivers and/or reimbursements/ recoupments, including dividend expense, interest expense and other borrowing costs for investments sold short	2.68%[3]	2.68%	2.56%	2.42%	2.13%	2.04%
Expenses after fee waivers and/or expense reimbursements/ recoupments, including dividend expense, interest expense and other borrowing costs for investments sold short	2.46%[3]	2.57%	2.38%	2.35%	2.04%	1.94%
Expenses after fee waivers and/or expense reimbursements/ recoupments, excluding dividend expense, interest expense and other borrowing costs for investments sold short	1.63%[3]	1.63%	1.63%	1.62%	1.53%	1.52%
Net investment income (loss)	(1.19)%[3]	(1.22)%	(0.35)%	0.33%	0.08%	(0.48)%
Supplemental data:
Net assets, end of period (000's)	$431,932	$447,508	$450,402	$520,531	$615,778	$650,347
Portfolio turnover	184%	418%	491%	447%	346%	292%

3  Annualized.

See accompanying notes to financial statements.

PACE Select Advisors Trust

Notes to financial statements (unaudited)

Organization and significant accounting policies

PACE Select Advisors Trust (the "Trust") is an open-end management investment company registered with the US Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940, as amended (the "1940 Act"), currently offering multiple series representing separate investment portfolios. The Trust is a Delaware statutory trust organized under the laws of the State of Delaware by Certificate of Trust dated September 9, 1994, as amended June 9, 1995 and thereafter. The trustees of the Trust have authority to issue an unlimited number of shares of beneficial interest at par value of $0.001 per share.

The Trust has fifteen series available for investment, each having its own investment objectives and policies: UBS Government Money Market Investments Fund, PACE Mortgage-Backed Securities Fixed Income Investments, PACE Intermediate Fixed Income Investments, PACE Strategic Fixed Income Investments, PACE Municipal Fixed Income Investments, PACE Global Fixed Income Investments, PACE High Yield Investments, PACE Large Co Value Equity Investments, PACE Large Co Growth Equity Investments, PACE Small/Medium Co Value Equity Investments, PACE Small/Medium Co Growth Equity Investments, PACE International Equity Investments, PACE International Emerging Markets Equity Investments, PACE Global Real Estate Securities Investments and PACE Alternative Strategies Investments (each a "Portfolio" and collectively, the "Portfolios"). Each of the Portfolios is classified as a diversified investment company for purposes of the 1940 Act.

UBS Asset Management (Americas) Inc. ("UBS AM") serves as the investment manager and administrator for the Portfolios and also as the investment advisor for UBS Government Money Market Investments Fund and a portion of PACE Alternative Strategies Investments' assets. Subject to the approval and oversight of the Portfolios' Board of Trustees (the "Board"), UBS AM selects and oversees other investment subadvisors, who provide advisory services for the other Portfolios. UBS Asset Management (US) Inc. ("UBS AM (US)") serves as principal underwriter for the Portfolios. UBS AM and UBS AM (US) are indirect wholly owned subsidiaries of UBS Group AG. UBS Group AG is an internationally diversified organization with headquarters in Zurich, Switzerland. UBS Group AG operates in many areas of the financial services industry.

Each Portfolio currently offers Class A, Class Y, Class P, and Class P2 shares, with the exception of UBS Government Money Market Investments Fund, which currently offers Class P shares only, and PACE Global Real Estate Securities Investments, which only has Class A, Class P, and Class P2 shares. Each class represents interests in the same assets of the applicable Portfolio and the classes are identical except for differences in their sales charge structures, ongoing service and distribution charges certain transfer agency and related services expenses and class specific fee/expense waiver arrangements. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plan, if any. Class Y, Class P and Class P2 shares have no service or distribution plan. The Portfolios' Class P shares currently are available for purchase only to participants in the PACESM Select Advisors Program and certain other advisory programs offered through select sponsors, except that UBS Government Money Market Investments Fund shares are also available to participants in the PACESM Multi Advisor Program. Class P2 shares are only available for purchase by a limited group of investors, including on behalf of certain investors of a fee-based program or other advisory programs in which UBS AM exercises investment discretion and for which such investors pay UBS AM a fee, or pay an affiliate of UBS AM a fee, and UBS AM receives compensation, to participate in such programs; on behalf of institutional clients with which UBS AM or its affiliates has signed a separate investment management agreement, pursuant to which such investors pay an advisory fee; and by other registered investment companies managed by UBS AM that pay a management fee at the investing/acquiring fund level.

The Trust accounts separately for the assets, liabilities and operations of each Portfolio. Expenses directly attributable to each Portfolio are charged to that Portfolio's operations; expenses which are applicable to all Portfolios are allocated among them on a pro rata basis.

PACE Select Advisors Trust

Notes to financial statements (unaudited)

In the normal course of business, the Portfolios may enter into contracts that contain a variety of representations that provide indemnification for certain liabilities. The Portfolios' maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolios that have not yet occurred. However, the Portfolios have not had any prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

UBS Government Money Market Investments Fund attempts to maintain a stable net asset value of $1.00 per share. There is no assurance, however, that the Portfolio will be able to maintain a stable net asset value of $1.00 per share. The Portfolio has adopted certain investment, portfolio valuation and dividend/distribution policies in an attempt to enable it to do so. The Portfolio has adopted a policy to operate as a "government money market fund" and as such the Portfolio is permitted to seek to maintain a stable price per share. In addition, by operating as a "government money market fund", the Portfolio is exempt from requirements that permit the imposition of a liquidity fee and/or temporary redemption gates. While the Portfolio's Board may elect to subject the Portfolio to liquidity fee and gate requirements in the future, the Board has not elected to do so at this time.

The Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") is the exclusive reference of authoritative US generally accepted accounting principles ("US GAAP") recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the SEC under authority of federal laws are also sources of authoritative US GAAP for SEC registrants. The Portfolios' financial statements are prepared in accordance with US GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

In January 2021, the FASB issued Accounting Standards ("FASB") Update No. 2021-01 ("ASU 2021-01"), "Reference Rate Reform (Topic 848)". ASU 2021-01 is an update of ASU 2020-04, which is in response to concerns about structural risks of interbank offered rates, and particularly the risk of cessation of LIBOR, regulators have undertaken reference rate reform initiatives to identify alternative reference rates that are more observable or transaction based and less susceptible to manipulation. ASU 2020-04 provides optional guidance for a limited period of time to ease the potential burden in accounting for (or recognizing the effects of) reference rate reform on financial reporting. ASU 2020-04 is elective and applies to all entities, subject to meeting certain criteria, that have contracts, hedging relationships, and other transactions that reference LIBOR or another reference rate expected to be discontinued because of reference rate reform. The ASU 2021-01 update clarifies that certain optional expedients and exceptions in Topic 848 for contract modifications and hedge accounting apply to derivatives that are affected by the discounting transition. The amendments in this update become effective no later than December 31, 2022, for all entities. Management is currently evaluating the implications, if any, of the additional requirements and its impact on the Funds' financial statements.

The following is a summary of significant accounting policies:

Investment transactions, investment income and expenses—Investment transactions are recorded on the trade date. Realized gains and losses from investment transactions and foreign exchange transactions are calculated using the identified cost method. Dividend income and expense are recorded net of withholding taxes on the ex-dividend date ("ex-date") except in the case of certain dividends from foreign securities which are recorded as soon after the ex-date as the respective Portfolio , using reasonable diligence, becomes aware of such dividends. Interest income is recorded on an accrual basis. Discounts are accreted and premiums are amortized as adjustments to interest income and the identified cost of investments.

Income, expenses (excluding class-specific expenses) and realized/unrealized gains/losses are allocated proportionately to each class of shares based upon the relative net asset value of outstanding shares (or the value of dividend eligible shares, as appropriate) of each class at the beginning of the day after adjusting for current capital share activity of the respective classes. Class specific expenses are charged directly to the applicable class of shares.

PACE Select Advisors Trust

Notes to financial statements (unaudited)

Dividends and distributions—Dividends and distributions to shareholders are recorded on the ex-dividend date. The amount of dividends from net investment income and distributions from net realized capital gains and/or return of capital are determined in accordance with US federal income tax regulations, which may differ from US GAAP. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification.

Foreign currency translation—The books and records of the Portfolios are maintained in US dollars. Foreign currency amounts are translated into US dollars as follows: (1) the foreign currency market value of investment securities and other assets and liabilities stated in foreign currencies are translated into US dollars based on the current exchange rates each business day; and (2) purchases and sales of investment securities and income and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions. The resulting exchange gains and losses are included in the Statement of operations.

The Portfolios do not generally isolate the effect of fluctuations in foreign exchange rates from the effect of the changes in the market prices of securities. However, the Portfolios do isolate the effect of fluctuations in foreign exchange rates when determining the realized gain or loss upon the sale or maturity of foreign currency-denominated securities pursuant to US federal income tax regulations. Net realized foreign currency transaction gain (loss) is treated as ordinary income (loss) for income tax reporting purposes.

Concentration of risk—Investing in securities of foreign issuers and currency transactions may involve certain considerations and risks not typically associated with investments in the United States. These risks include revaluation of currencies, adverse fluctuations in foreign currency values and possible adverse political, social and economic developments, including those particular to a specific industry, country or region, which could cause the securities and their markets to be less liquid and prices more volatile than those of comparable US companies and US government securities. These risks are greater with respect to securities of issuers located in emerging market countries in which some Funds in the Trust invest.

Small capitalization ("small cap") companies may be more vulnerable than larger capitalization ("large cap") companies to adverse business or economic developments. Small cap companies may also have limited product lines, markets or financial resources, and may be dependent on a relatively small management group. Securities of such companies may be less liquid and more volatile than securities of large cap companies or the market averages in general and therefore may involve greater risk than investing in large cap companies. In addition, small cap companies may not be well-known to the investing public, may not have institutional ownership and may have only cyclical, static or moderate growth prospects.

The ability of the issuers of debt securities held by the Portfolios' to meet their obligations may be affected by economic and political developments particular to a specific industry, country, state or region.

Investments in bonds with ratings of BB (Standard & Poor's Financial Services LLC or Fitch Ratings, Inc.) or Ba (Moody's Investors Service, Inc.) or below (commonly referred to as "high yield" bonds), or deemed of equivalent quality, have an increased risk of defaulting or otherwise being unable to honor a financial obligation. These securities are considered to be predominantly speculative with respect to an issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. Lower-quality bonds are more likely to be subject to an issuer's default or downgrade than investment grade (higher-quality) bonds.

Many financial instruments, financings or other transactions to which a Portfolio may be a party use or may use a floating rate based on the London Interbank Offered Rate ("LIBOR"). LIBOR is widely used in financial markets. In July 2017, the United Kingdom's financial regulatory body announced that after 2021 it will cease its active encouragement of banks to provide the quotations needed to sustain LIBOR. That announcement suggests that LIBOR may

PACE Select Advisors Trust

Notes to financial statements (unaudited)

cease to be published or utilized after that time. Various financial industry groups have begun planning for that transition, but the effect of the transition process and its ultimate success cannot yet be determined. The transition process may lead to increased volatility and illiquidity in markets for instruments the terms of which are based on LIBOR. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of new hedges placed against existing LIBOR-based investments. Since the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021. The willingness and ability of issuers to include enhanced provisions in new and existing contracts or instruments also remains uncertain. Any of these factors may adversely affect the Portfolio's performance or NAV. On November 30, 2020, the administrator of LIBOR announced a delay in the phase out of a majority of the U.S. dollar LIBOR publications until June 30 , 2023, with the remainder of LIBOR publications to still end at the end of 2021.

Certain impacts to public health conditions particular to the coronavirus (COVID-19) outbreak that occurred may have a significant negative impact on the operations and profitability of the issuers of the Portfolios' investments. The extent of the impact to the financial performance of the Portfolio will depend on future developments, including (i) the duration and spread of the outbreak, (ii) the restrictions and advisories, (iii) the effects on the financial markets, and (iv) the effects on the economy overall, all of which are highly uncertain and cannot be predicted.

At January 31, 2022, PACE Global Fixed Income Investments, PACE Strategic Fixed Income Investments, PACE International Equity Investments, PACE International Emerging Markets Equity Investments and PACE Alternative Strategies Investments had exposure to Russian or Ukrainian securities. Such exposure was limited to less than 1% of each such Fund's assets as of such date, with the exception of PACE International Emerging Markets Equity Investments. PACE International Emerging Markets Equity Investments had 3.8% of its assets in such securities as of January 31, 2022, which holdings were subsequently sold or declined in value to represent under 1% of that Fund's assets. The escalating conflict between Ukraine and the Russian Federation, especially after Russia invaded Ukraine in March 2022, has resulted in significant volatility and uncertainty in financial markets. NATO, EU and G7 member countries have imposed severe and coordinated sanctions against Russia. Restrictive measures have also been imposed by Russia, and some securities traded in that country have materially declined in value and/or may no longer be tradable. These actions have resulted in significant disruptions to investing activities and businesses with operations in Russia. The longer-term impact to geopolitical norms, supply chains and investment valuations is uncertain.

Valuation of investments

Each Portfolio generally calculates its net asset value on days that the New York Stock Exchange ("NYSE") is open. A Portfolio calculates net asset value separately for each class as of the close of regular trading on the NYSE (generally, 4:00 p.m., Eastern time). The NYSE normally is not open, and the Portfolios do not price their shares, on most national holidays and Good Friday. To the extent that a Portfolio's assets are traded in other markets on days when the NYSE is not open, the value of a Portfolio's assets may be affected on those days. If trading on the NYSE is halted for the day before 4:00 p.m., Eastern Time, a Portfolio's net asset value per share generally will still be calculated as of the close of regular trading on the NYSE. The time at which a Portfolio calculates its net asset value and until which purchase, sale or exchange orders are accepted may be changed as permitted by the SEC.

Under Rule 2a-7 under the 1940 Act, as amended ("Rule 2a-7"), UBS Government Money Market Investments Fund has adopted a policy to operate as a "government money market fund". Under Rule 2a-7, a "government money market fund" invests 99.5% or more of its total assets in cash, government securities, and/or repurchase agreements that are collateralized fully (i.e., collateralized by cash and/or government securities). As a "government money market fund", UBS Government Money Market Investments Fund values its investments at amortized cost unless the Portfolio's Board determines that this does not represent fair value. Periodic review and monitoring of the valuation of the securities held by the Portfolio is performed in an effort to ensure that amortized cost approximates market value.

Each Portfolio (other than UBS Government Money Market Investments Fund) calculates its net asset value based on the current market value, where available, for its Portfolio investments. The Portfolios normally obtain market values for their investments from independent pricing sources and broker-dealers. Independent pricing sources may use

PACE Select Advisors Trust

Notes to financial statements (unaudited)

reported last sale prices, official market closing prices, current market quotations or valuations from computerized "evaluation" systems that derive values based on comparable investments. An evaluation system incorporates parameters such as security quality, maturity and coupon, and/ or research and evaluations by its staff, including review of broker- dealer market price quotations, if available, in determining the valuation of the portfolio investments. Investments also may be valued based on appraisals derived from information concerning the investment or similar investments received from recognized dealers in those holdings.

Investments traded in the over-the-counter ("OTC") market and listed on The NASDAQ Stock Market, Inc. ("NASDAQ") normally are valued at the NASDAQ Official Closing Price. Other OTC securities are valued at the last bid price on the valuation date available prior to valuation. Investments which are listed on US and foreign stock exchanges normally are valued at the market closing price, the last sale price on the day the securities are valued or, lacking any sales on such day, at the last available bid price. Investments listed on foreign stock exchanges may be fair valued based on significant events that have occurred subsequent to the close of the foreign markets. In cases where investments are traded on more than one exchange, the investments are valued on the exchange designated as the primary market by UBS AM. If a market value is not readily available from an independent pricing source for a particular investment, that investment is valued at fair value as determined in good faith by or under the direction of the Board. Foreign currency exchange rates are generally determined as of the close of the NYSE.

Certain investments in which the Portfolios invest are traded in markets that close before 4:00 p.m., Eastern time. Normally, developments that occur between the close of the foreign markets and 4:00 p.m., Eastern time, will not be reflected in a Portfolio's net asset value. However, if any of the Portfolios determine that such developments are so significant that they will materially affect the value of the Portfolio's investments, the Portfolio may adjust the previous closing prices to reflect what is believed to be the fair value of these investments as of 4:00 p.m., Eastern time.

Certain Portfolios may use a systematic fair valuation model provided by an independent third party to value investments principally traded in foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time for valuation. The systematic fair valuation model may use calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and futures contracts. If an investment is valued at "fair value," that value is likely to be different from the last quoted market price for the investment. The use of the fair valuation model may result in securities being transferred between Level 1 and Level 2 of the fair valuation hierarchy at the end of the reporting period.

The amortized cost method of valuation, which approximates market value, generally is used to value short-term debt instruments with 60 days or less remaining to maturity, unless the Board determines that this does not represent fair value.

Investments in open-end investment companies are valued at the daily closing net asset value of the respective investment company. Pursuant to the Portfolios' use of the practical expedient within ASC Topic 820, Fair Value Measurement, investments in investment companies without publicly published prices are also valued at the daily net asset value.

All investments quoted in foreign currencies are valued daily in US dollars on the basis of the foreign currency exchange rates prevailing at the time such valuation is determined by the Portfolio's custodian.

Futures contracts are generally valued at the settlement price established each day on the exchange on which they are traded. Forward foreign currency contracts are valued daily using forward exchange rates quoted by independent pricing services.

OTC swaps are marked-to-market daily based upon values from third party vendors or quotations from market makers to the extent available. In the event that market quotations are not readily available or deemed unreliable, the

PACE Select Advisors Trust

Notes to financial statements (unaudited)

swap is valued at fair value as determined in good faith by or under the direction of the Board. Centrally cleared swaps are valued using prices from the clearing houses.

The Board has delegated to the Equities, Fixed Income, and Multi-Asset Valuation Committee ("VC") the responsibility for making fair value determinations with respect to the Portfolios' portfolio holdings. The VC is comprised of representatives of management. The VC provides reports to the Board at each quarterly meeting regarding any investments that have been fair valued, valued pursuant to standing instructions approved by the VC, or where non-vendor pricing sources had been used to make fair value determinations when sufficient information exists during the prior quarter. Fair value determinations are subject to review at least monthly by the VC during scheduled meetings. Pricing decisions, processes, and controls over fair value determinations are subject to internal and external reviews, including annual internal compliance reviews and periodic internal audit reviews.

The types of investments for which such fair value pricing may be necessary include, but are not limited to: foreign investments under some circumstances; securities of an issuer that has entered into a restructuring; investments whose trading has been halted or suspended; fixed income securities that are in default and for which there is no current market value quotation; and investments that are restricted as to transfer or resale. The need to fair value a Portfolio's portfolio investments may also result from low trading volume in foreign markets or thinly traded domestic investments, and when a security that is subject to a trading limit or collar on the exchange or market on which it is primarily traded reaches the "limit up" or "limit down" price and no trading has taken place at that price. Various factors may be reviewed in order to make a good faith determination of an investment's fair value. These factors include, but are not limited to, fundamental analytical data relating to the investment; the nature and duration of restrictions on disposition of the investment; and the evaluation of forces which influence the market in which the investment is purchased and sold. Valuing investments at fair value involves greater reliance on judgment than valuing investments that have readily available market quotations. Fair value determinations can also involve reliance on quantitative models employed by a fair value pricing service.

US GAAP requires disclosure regarding the various inputs that are used in determining the value of each Portfolio's investments. These inputs are summarized into the three broad levels listed below:

Level 1—Unadjusted quoted prices in active markets for identical investments.

Level 2—Other significant observable inputs, including but not limited to, quoted prices for similar investments, interest rates, prepayment speeds and credit risks.

Level 3—Unobservable inputs inclusive of each Portfolio's own assumptions in determining the fair value of investments.

A fair value hierarchy table has been included near the end of each Portfolio's Portfolio of investments.

Investments

Asset-backed securities—Certain Portfolios may invest in asset-backed securities ("ABS"), representing interests in pools of certain types of underlying installment loans, home equity loans, leases of various types of real and personal property and receivables from revolving lines of credit (credit cards). Such assets are securitized through the use of trusts or special purpose corporations. The yield characteristics of ABS differ from those of traditional debt securities. One such major difference is that principal may be prepaid at any time because the underlying obligations generally may be prepaid at any time. ABS may decrease in value as a result of increases in interest rates and may benefit less than other fixed-income securities from declining interest rates because of the risk of prepayment.

Loan assignments and participations—Certain Portfolios may invest in secured or unsecured fixed or floating rate loans ("Loans") arranged through private negotiations between a borrowing corporation, government or other entity and one or more financial institutions ("Lenders") which may be in the form of participations ("Participations") in Loans or assignments ("Assignments") of all or a portion of Loans from third parties. A Portfolio may invest in multi-

PACE Select Advisors Trust

Notes to financial statements (unaudited)

ple series or tranches of a Loan, which may have varying terms and carry different associated risks. Participations typically result in a Portfolio having a contractual relationship only with the Lender, not with the borrower. A Portfolio has the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, a Portfolio generally has no direct right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loan, or any rights of set-off against the borrower, and a Portfolio may not directly benefit from any collateral supporting the Loan in which it has purchased the Participation. As a result, a Portfolio assumes the credit risk of both the borrower and the Lender that is selling the Participation. In the event of the insolvency of the selling Lender, the Portfolio may be treated as a general creditor of that Lender and may not benefit from any set-off between the Lender and the borrower. A Portfolio will acquire Participations only if its subadvisor determines that the selling Lender is creditworthy. When a Portfolio purchases Assignments from Lenders, it acquires direct rights against the borrower on the Loan. In an Assignment, the Portfolio is entitled to receive payments directly from the borrower and, therefore, does not depend on the selling bank to pass these payments onto the Portfolio . However, because Assignments are arranged through private negotiations between potential assignees and assignors, the rights and obligations acquired by a Portfolio as the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Lender.

Mortgage-backed securities—Certain Portfolios may invest in mortgage-backed securities ("MBS"), representing direct or indirect interests in pools of underlying mortgage loans that are secured by real property. These securities provide investors with payments consisting of both principal and interest as the mortgages in the underlying mortgage pools are paid.

The timely payment of principal and interest (but not the market value) on MBS issued or guaranteed by Ginnie Mae (formally known as the Government National Mortgage Association or GNMA) is backed by Ginnie Mae and the full faith and credit of the US government. Obligations issued by Fannie Mae (formally known as the Federal National Mortgage Association or FNMA) and Freddie Mac (formally known as the Federal Home Loan Mortgage Company or FHLMC) are historically supported only by the credit of the issuer, but currently are guaranteed by the US government in connection with such agencies being placed temporarily into conservatorship by the US government.

Some MBS are sponsored or issued by private entities. Payments of principal and interest (but not the market value) of such private MBS may be supported by pools of mortgage loans or other MBS that are guaranteed, directly or indirectly, by the US government or one of its agencies or instrumentalities, or they may be issued without any government guarantee of the underlying mortgage assets but with some form of non-government credit enhancement.

Collateralized mortgage obligations ("CMO") are a type of MBS. A CMO is a debt security that may be collateralized by whole mortgage loans or mortgage pass-through securities. The mortgage loans or mortgage pass-through securities are divided into classes or tranches with each class having its own characteristics. Investors typically receive payments out of the interest and principal on the underlying mortgages. The portions of these payments that investors receive, as well as the priority of their rights to receive payments, are determined by the specific terms of the CMO class.

The yield characteristics of MBS differ from those of traditional debt securities. Among the major differences are that interest and principal payments are made more frequently, usually monthly, and that principal may be prepaid at any time because the underlying mortgage loans or other obligations generally may be prepaid at any time. Prepayments on a pool of mortgage loans are influenced by a variety of economic, geographic, social and other factors. Generally, prepayments on fixed-rate mortgage loans will increase during a period of falling interest rates and decrease during a period of rising interest rates. Certain classes of CMOs and other MBS are structured in a manner that makes them extremely sensitive to changes in prepayment rates. Such classes include interest-only ("IO") and principal-only ("PO") classes. IOs are entitled to receive all or a portion of the interest, but none (or only a nominal amount) of the principal payments, from the underlying mortgage assets. If the mortgage assets underlying an IO experience greater than anticipated principal prepayments, then the total amount of interest payments allocable to the IO class, and therefore the yield to investors, generally will be reduced. Conversely, PO classes are entitled to receive all or a portion of the

PACE Select Advisors Trust

Notes to financial statements (unaudited)

principal payments, but none of the interest, from the underlying mortgage assets. PO classes are purchased at substantial discounts from par, and the yield to investors will be reduced if principal payments are slower than expected.

Real estate investment trusts—Certain Portfolios may invest in real estate investment trusts ("REITs"). Distributions from a REIT are initially recorded as dividend income and may subsequently be recharacterized by the REIT at the end of its tax year as a return of capital and/or capital gains. The Portfolio estimates the character of dividends received from REITs for financial reporting purposes based on the distribution history of each REIT. Once actual distribution characterizations are made available by the REITs, typically after calendar year end, the Portfolio updates its accounting and/or tax books and records.

Repurchase agreements—The Portfolios may purchase securities or other obligations from a bank or securities dealer (or its affiliate), subject to the seller's agreement to repurchase them at an agreed upon date (or upon demand) and price. The Portfolios maintain custody of the underlying obligations prior to their repurchase, either through their regular custodian or through a special "tri-party" custodian or sub-custodian that maintains a separate account for both the Portfolios and their counterparty. The underlying collateral is valued daily in an effort to ensure that the value, including accrued interest, is at least equal to the repurchase price. Certain Portfolios obtain securities on terms that allow it to resell or repledge the securities to others.

Repurchase agreements carry certain risks not associated with direct investments in securities, including a possible decline in the market value of the underlying obligations. If their value becomes less than the repurchase price, plus any agreed-upon additional amount, the counterparty must provide additional collateral so that the collateral is at least equal to the repurchase price plus any agreed-upon additional amount. The difference between the total amount to be received upon repurchase of the obligations and the price that was paid by a Portfolios upon acquisition is accrued as interest and included in its net investment income. In the event of default of the obligation to repurchase, the Portfolios generally have the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Repurchase agreements involving obligations other than US government securities (such as commercial paper, corporate bonds, equities and mortgage loans) may be subject to special risks and may not have the benefit of certain protections in the event of counterparty insolvency. Moreover, repurchase agreements secured by obligations that are not eligible for direct investment under Rule 2a-7 or a Portfolio's investment strategies and limitations, may require the Portfolios to promptly dispose of such collateral if the seller or guarantor becomes insolvent. If the seller (or seller's guarantor, if any) becomes insolvent, the Portfolios may suffer delays, costs and possible losses in connection with the disposition or retention of the collateral. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. Each Portfolio intends to enter into repurchase agreements only in transactions with counterparties believed by UBS AM and the applicable subadvisor to present minimal credit risks .

Each Portfolio may participate in joint repurchase agreement transactions with other Portfolios managed, advised or subadvised by UBS AM. Under certain circumstances, the Portfolios may engage in a repurchase agreement transaction with a yield of zero in order to invest cash amounts remaining in its Portfolios at the end of the day in order to avoid having the Portfolios potentially exposed to a fee for uninvested cash held in a business account at a bank.

Restricted securities—The Portfolios may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities, if any, is included in each Portfolio's portfolio footnotes.

Reverse repurchase agreements—Certain Portfolios may enter into reverse repurchase agreements with qualified third party banks, securities dealers or their affiliates. Interest on the value of reverse repurchase agreements issued and outstanding is based upon competitive market rates at the time of issuance. At the time a Portfolio enters into a reverse repurchase agreement, the Portfolio establishes and maintains a segregated account with the Portfolio's cus-

PACE Select Advisors Trust

Notes to financial statements (unaudited)

todian containing liquid securities having a value not less than the repurchase price, including accrued interest, of the reverse repurchase agreement.

During the period ended January 31, 2022, there were no outstanding reverse repurchase agreements.

Securities traded on to-be-announced basis—Certain Portfolios may from time to time purchase, or short sell, securities on a to-be-announced ("TBA") basis. In a TBA transaction, the Portfolio commits to purchasing securities for which all specific information is not yet known at the time of the trade, particularly the face amount and maturity date of the underlying securities. Securities purchased on a TBA basis are not settled until they are delivered to the Portfolio , normally 15 to 45 days later. Beginning on the date the Portfolio enters into a TBA transaction, cash, U.S. government securities or other liquid securities are segregated in an amount equal in value to the purchase price of the TBA security. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other securities.

Short sales "against the box"—Each Portfolio (other than UBS Government Money Market Investments Fund and PACE Municipal Fixed Income Investments) may engage in short sale transactions of securities it owns or has the right to acquire at no added cost through conversion or exchange of other securities it owns (short sales "against the box"). A Portfolio might make a short sale "against the box" to hedge against market risks when its subadvisor believes that the price of a security may decline, thereby causing a decline in the value of a security owned by the Portfolio or a security convertible into or exchangeable for a security owned by the Portfolio .

The Portfolio must borrow the security to make delivery to the buyer. The initial amount of a short sale is recorded as a liability which is marked to market daily. Fluctuations in the value of this liability are recorded as unrealized appreciation or depreciation on the Statement of operations. Any loss in the Portfolio's long position after the short sale should be reduced by a corresponding gain in the short position. Conversely, any gain in the long position after the short sale should be reduced by a corresponding loss in the short position. When a Portfolio sells short, it establishes a margin account with the broker effecting the short sale and deposits collateral with the broker. In addition, the Portfolio maintains, in a segregated account with its custodian, the securities that could be used to cover the short sale. Each Portfolio incurs transaction costs, including dividend expense, borrowing costs and interest expense, in connection with opening, maintaining and closing short sales "against the box". These dividends and interest are booked as an expense or liability to the Portfolio .

Treasury Inflation Protected Securities—The Portfolios may purchase Treasury inflation protected securities ("TIPS") which are debt securities issued by the US Treasury. TIPS adjust for inflation based on changes in the published Consumer Price Index ("CPI"). During periods of inflation when the CPI index increases, the principal amount of the debt to which the rate of interest is applied increases, which in turn increases the yield. During periods of deflation when the CPI index decreases, the principal amount of the debt to which the rate of interest is applied decreases, which in turn lowers the yield. At maturity, TIPS return the higher of the principal amount at maturity or the initial face amount of the debt.

Treasury roll transactions—Certain Portfolios may enter into treasury roll transactions. In a treasury roll transaction, a Portfolio sells a Treasury security to a counterparty with a simultaneous agreement to repurchase the same security at an agreed upon price and date. The Portfolio receives cash from the sale of the Treasury security to use for other investment purposes. For US GAAP purposes, a treasury roll transaction is accounted for as a secured borrowing and not as a purchase and sale. The difference between the sale price and repurchase price represents net interest income or net interest expense reflective of an agreed upon rate between the Portfolio and the counterparty over the term of the borrowing. The Portfolio will benefit from the transaction if the income earned on the investment purchased with the cash received in the treasury roll transaction exceeds the interest expense incurred by the Portfolio. If the interest expense exceeds the income earned, the Portfolio's net investment income and dividends to shareholders may be adversely impacted.

PACE Select Advisors Trust

Notes to financial statements (unaudited)

Treasury roll transactions involve the risk that the market value of the securities that the Portfolio is required to repurchase may decline below the agreed upon repurchase price of those securities. During the period ended January 31, 2022, treasury roll transactions were not utilized.

Uncovered short sales—PACE Mortgage-Backed Securities Fixed Income Investments (with respect to securities issued by the US Treasury and TBA securities coupon trades), PACE Large Co Value Equity Investments, PACE International Equity Investments, PACE Global Real Estate Securities Investments and PACE Alternative Strategies Investments may engage in short sale transactions in which the Portfolio sells a security it does not own (or does not have the right to acquire at no added cost), in anticipation of a decline in the security's price.

The Portfolio must borrow the security to make delivery to the buyer. The initial amount of a short sale is recorded as a liability which is marked to market daily. Fluctuations in the value of this liability are recorded as unrealized appreciation or depreciation on the Statement of operations. The Portfolio will realize a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Portfolio replaces the borrowed security, and the Portfolio will realize a gain if the security declines in price between those same dates. Each Portfolio segregates collateral, consisting of cash or liquid assets, sufficient to collateralize the market value of the investments sold short. Each Portfolio incurs transaction costs, including dividend expense, borrowing costs and interest expenses in connection with opening, maintaining and closing short sales. These dividends and interest are booked as an expense or liability to the Portfolio.

Because a Portfolio's loss on a short sale arises from increases in the value of the investment sold short, such loss, like the potential increase in price of the security sold short, is theoretically unlimited. The Portfolio's investments held long could also decline in value at the same time the value of the investment sold short increases, thereby increasing the Portfolio's potential for loss. There is also the risk that the counterparty to a short sale transaction may fail to honor its contract terms, causing a loss to the Portfolio. In addition, PACE Large Co Value Equity Investments and PACE International Equity Investments may invest the proceeds received upon the initial sale of the security, resulting in leverage and increasing each Portfolio's return and loss potential. PACE Large Co Value Equity Investments and PACE International Equity Investments may also engage in short sale transactions that are effected through their custodian and may deliver cash received in connection with its securities lending activity to the custodian as collateral to secure the short sale transactions.

For the period ended January 31, 2022, PACE Large Co Value Equity Investments and PACE Global Real Estate Securities Investments did not engage in uncovered short sale transactions.

Unfunded loan commitments—A Portfolio may enter into unfunded loan commitments, which are contractual obligations for future funding at the option of the borrower. Unfunded loan commitments represent a future obligation, in full, even though a percentage of the committed amount may not be utilized by the borrower. Unfunded loan commitments, and the obligation for future funding, are recorded as a liability on the Statement of assets and liabilities at par value at the time the commitment is entered into. Purchases of unfunded loan commitments may have a similar effect on the Portfolio's NAV as if the Portfolio had created a degree of leverage in the portfolio. Market risk exists with these commitments to the same extent as if the securities were owned on a settled basis. Losses may arise due to changes in the value of the unfunded loan commitments.

Under the terms of the contract, the Portfolio has the option to assign (sell) all or portion of the unfunded loan commitment. Upon the completion of such assignment, the Portfolio is released from its rights and obligations pertaining to the portion of the unfunded loan commitment assigned. When the Portfolio sells a portion of an unfunded loan commitment, the portion sold is removed from the Portfolio of investments and the unsettled amount is reflected as unfunded loan commitments sold on the Statement of assets and liabilities until settlement date. Once settled, the portion of the unfunded loan commitment assigned is relieved from the Portfolio's unfunded loan commitments liability.

PACE Select Advisors Trust

Notes to financial statements (unaudited)

Derivative instruments

Purchased options—Certain Portfolios may purchase put and call options, including, but not limited to, options on foreign or US securities, indices, foreign currencies, options on futures contracts and options on swap agreements (commonly referred to as swaptions), in order to gain exposure to or protect against changes in the markets or in an attempt to enhance income or gains. Purchasing call options tends to increase exposure to the underlying instrument. Purchasing put options tends to decrease exposure to the underlying instrument.

The Portfolios pay a premium which is included on the Statement of assets and liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Purchased options are shown as portfolio holdings within the Portfolio of investments and are included in the Statement of assets and liabilities in investments, at value.

The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying future, security or currency transaction to determine the realized gain or loss.

Option writing—Certain Portfolios may write (sell) put and call options, including, but not limited to, options on foreign or US securities, indices, foreign currencies, options on futures contracts and options on swap agreements (commonly referred to as swaptions), in order to gain exposure to or protect against changes in the markets or in an attempt to enhance income or gains.

When a Portfolio writes a call or a put option, an amount equal to the premium received by the Portfolio is included on the Portfolio's Statement of assets and liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. If an option which the Portfolio has written either expires on its stipulated expiration date or the Portfolio enters into a closing purchase transaction, the Portfolio realizes a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security or derivative instrument, and the liability related to such option is extinguished. If a call option, which a Portfolio has written, is exercised, the Portfolio recognizes a realized gain or loss (long-term or short-term, depending on the holding period of the underlying security) from the sale of the underlying security or derivative instrument and the proceeds from the sale are increased by the premium originally received. If a put option, which a Portfolio has written, is exercised, the amount of the premium originally received reduces the cost of the security or derivative instrument which the Portfolio purchases upon exercise of the option.

In writing an option, a Portfolio bears the market risk of an unfavorable change in the price of the derivative instrument, security, or currency underlying the written option. Exercise of an option written by a Portfolio could result in the Portfolio selling or buying a derivative instrument, security or currency at a price different from current market value.

In the normal course of trading activities, the Portfolio trades and holds certain fair valued derivative contracts that constitute guarantees. Such contracts include written put options, where the Portfolio will be obligated to purchase securities at specified prices (i.e. the options are exercised by the counterparties). It also includes written swaptions, where the Portfolio will be obligated to enter into a swap agreement.

The maximum payout for written put options is limited to the number of put option contracts written and the related strike prices, respectively. Maximum payout amounts could be offset by the subsequent sale, if any, of assets obtained via the execution of a payout event. At January 31, 2022, PACE Mortgage-Backed Securities Fixed Income Investments, PACE Strategic Fixed Income Investments and PACE Alternative Strategies Investments had maximum payout amounts of approximately $10,435,280,000, $1,385,580 and $22,950,424 respectively, relating to written put option contracts.

Futures contracts—Certain Portfolios may purchase or sell futures contracts to increase or reduce their exposure to an asset class without purchasing or selling the underlying securities, either as a hedge or to enhance income or real-

PACE Select Advisors Trust

Notes to financial statements (unaudited)

ized gains. Generally, a futures contract is a standard binding agreement to buy or sell a specified quantity of an underlying reference asset, such as a specific security or currency, at a specified price at a specified later date.

Upon entering into a futures contract, a Portfolio is required to deliver to a broker an amount of cash and/or US government securities equal to a certain percentage of the contract amount. This amount is known as the "initial margin". Subsequent payments, known as "variation margin", generally are made or received by a Portfolio , depending on the daily fluctuations in the value of the underlying futures contracts, except that in the case of certain futures contracts that are held through swap contracts. Such variation margin is recorded for financial statement purposes on a daily basis as an unrealized appreciation or depreciation on futures until the futures contract is closed or expires, at which time the net gain or loss is reclassified to realized gain or loss on futures.

Using futures contracts involves various risks, including market, interest rate and equity risks. Risks of entering into futures contracts include the possibility that there may be an illiquid market or that a change in the value of the contract may not correlate with changes in the value of the underlying securities. To the extent that market prices move in an unexpected direction, there is a risk that a Portfolio will not achieve the anticipated benefits of the futures contract or may realize a loss.

Futures contracts, if any, are shown as fund holdings within the Portfolio of investments. Variation margin, if applicable, is shown in Variation margin receivable or payable on futures contracts within the Statement of Assets and Liabilities.

Swap agreements—Certain Portfolios may engage in swap agreements, including, but not limited to, interest rate, credit default, total return. A Portfolio expects to enter into these transactions to preserve a return or spread on a particular investment or to hedge a portion of the Portfolio's duration, to protect against any increase in the price of securities the Portfolio anticipates purchasing at a later date, to gain exposure to certain markets in the most economical way possible or in an attempt to enhance income or gains.

The Portfolios accrue for interim payments on swap agreements on a daily basis, with the net amount recorded within unrealized appreciation or depreciation of swap agreements. Once interim payments are settled in cash, the net amount is recorded as realized gain/loss on swap agreements, in addition to realized gain/loss recorded upon the termination of swap agreements on the Statement of operations. Fluctuations in the value of swap agreements are recorded for financial statement purposes as unrealized appreciation or depreciation on swap agreements.

Certain Portfolios may enter into interest rate swap agreements with another party to receive or pay interest (e.g., an exchange of fixed rate payments for floating rate payments) to protect themselves from interest rate fluctuations. This type of swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to a specified interest rate(s) for a specified amount. The payment flows are usually netted against each other, with the difference being paid by one party to the other. Interest rate swap agreements are subject to general market risk, liquidity risk, counterparty risk and interest rate risk.

Credit default swap agreements involve commitments to make or receive payments in the event of a default of a security or other credit event of the referenced obligation. As a buyer, the Portfolio would make periodic payments to the counterparty, and the Portfolio would receive payments only upon the occurrence of a default or credit event. If no default or credit event occurs, the Portfolio will lose its periodic stream of payments over the term of the contract. However, if a default or a credit event does occur, the Portfolio typically would receive full notional value for the referenced obligation that may have little or no value. As a seller, the Portfolio would receive periodic payments from the counterparty, and the Portfolio would make payments only upon the occurrence of a default or a credit event. If no default or credit event occurs, the Portfolio will gain the periodic stream of payments it received over the term of the contract and the counterparty will lose its periodic stream of payments over the term of the contract. However, if a default or credit event occurs, the Portfolio typically would pay full notional value for the referenced obligation that may have little or no value. Credit default swap agreements may involve greater risks than if the Portfolio had invested in the referenced obligation directly and are subject to general market risk, liquidity risk and credit risk.

PACE Select Advisors Trust

Notes to financial statements (unaudited)

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a list of a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of referenced credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name's weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. A Portfolio may use credit default swap agreements on credit indices to hedge a portfolio of credit default swaps or bonds with a credit default swap on indices which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swap agreements on credit indices are benchmarks for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Credit default swap agreements on corporate issues or sovereign issues of an emerging market country involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection's right to choose the deliverable obligation with the lowest value following a credit event). A Portfolio may use credit default swap agreements on corporate issues or sovereign issues of an emerging market country to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Portfolio owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer's default.

The maximum potential amount of future payments (undiscounted) that a Portfolio as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement, which may exceed the amount of the value reflected on the Statement of assets and liabilities. Notional amounts of all credit default swap agreements outstanding as of the period end for which a Portfolio is the seller of protection are disclosed under the section "Credit default swap agreements on corporate issues and credit indices—sell protection" in the Portfolio of investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into, if any, by a Portfolio for the same referenced entity or entities.

Total return swap agreements involve commitments to pay or receive interest in exchange for a market-linked return based on a notional amount. To the extent the total return of the security or index underlying the transactions exceeds or falls short of the offsetting interest rate obligation, the Portfolio will receive a payment from or make a payment to the counterparty, respectively. Total return swap agreements are marked-to-market daily, and the change, if any, is recorded as unrealized appreciation or depreciation. Total return swap agreements are subject to general market risk, liquidity risk, counterparty risk, interest rate risk, credit risk and the risk that there may be unfavorable changes in the underlying investments or instruments.

Variance swap agreements involve two parties agreeing to exchange cash flows based on the measured variance (or square of volatility) of a specified underlying asset. One party agrees to exchange a "fixed rate" or strike price payment for the "floating rate" or realized price variance on the underlying asset with respect to the notional amount. At inception, the strike price is generally chosen such that the fair value of the swap is zero. At the maturity date, a net cash flow is exchanged, where the payoff amount is equivalent to the difference between the realized price variance of the underlying asset and the strike price multiplied by the notional amount. As a receiver of the realized price variance, the Portfolio would receive the payoff amount when the realized price variance of the underlying asset is

PACE Select Advisors Trust

Notes to financial statements (unaudited)

greater than the strike price and would owe the payoff amount when the realized price variance of the underlying asset is less than the strike price. As a payer of the realized price variance the Portfolio would owe the payoff amount when the realized price variance of the underlying asset is greater than the strike price and would receive the payoff amount when the variance is less than the strike price.

The use of swap agreements involves investment techniques, risks, and transaction costs different from those associated with ordinary portfolio security transactions, including assumptions about market conditions, interest rates, and other applicable factors. As a result, the performance of the Portfolio will be different than if it had used ordinary portfolio security transactions. OTC swap agreements do not involve the delivery of securities and are subject to counterparty risk. If the other party to a swap agreement defaults and fails to consummate the transaction, the Portfolio's risk of loss will consist of the net amount of interest or other payments that the Portfolio is contractually entitled to receive. Therefore, the Portfolio would consider the creditworthiness of the counterparty to a swap agreement in evaluating potential credit risk.

Certain clearinghouses offer clearing for limited types of derivatives transactions, such as interest rate and credit default swap agreements. Centrally cleared swap agreements must be transacted through a futures commission merchant ("FCM") and cleared through a clearinghouse that serves as a central counterparty. The performance of a centrally cleared swap transaction is effectively guaranteed by a central clearinghouse, thereby reducing the Portfolio's exposure to the credit risk of its original counterparty. The Portfolio will be required to post specified levels of margin with the clearinghouse or at the instruction of the clearinghouse; the margin required by a clearinghouse may be greater than the margin the Portfolio would be required to post in an uncleared transaction. Centrally cleared swap agreements, if any, are reported on the Statement of assets and liabilities based on variation margin received or paid, if any.

Forward foreign currency contracts—Certain Portfolios may enter into forward foreign currency contracts as part of their investment objective, for purposes of risk management or to hedge the US dollar value of portfolio securities denominated in a particular currency. Generally, a forward foreign currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. Non-deliverable forward foreign currency contracts are settled with the counterparty in US dollars, or another fully convertible currency, without the physical delivery of foreign currency.

Fluctuations in the value of open forward foreign currency contracts are recorded daily for book purposes as unrealized appreciation or depreciation on forward foreign currency contracts by the Portfolios. Realized gains and losses on forward foreign currency contracts include net gains or losses recognized by the Portfolios on contracts which have been sold or matured.

Risks may arise upon entering into forward foreign currency contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of foreign currencies relative to the US dollar or each other.

Derivatives by underlying risk—Investment companies value their derivatives at fair value and recognize changes in fair value through the Statement of operations. Under US GAAP, investment companies do not qualify for hedge accounting. Accordingly, even though Portfolio's investments in derivatives may represent economic hedges, they are considered to be non-hedge transactions for purposes of disclosure under US GAAP.

The volume of derivatives as disclosed in each Portfolio's portfolio of investments is representative of the volume of derivatives outstanding during the period ended January 31, 2022.

Swap agreements, forward foreign currency contracts, swaptions and options written entered into by the Portfolios may contain credit-risk related contingent features that could be triggered subject to certain circumstances. Such circumstances include agreed upon net asset value thresholds. If triggered, the derivative counterparty could request additional cash margin and/or terminate the derivative contract. The aggregate fair value of the derivative contracts

PACE Select Advisors Trust

Notes to financial statements (unaudited)

that are in a net liability position that contain these triggers can be found in the Portfolio's Portfolio of investments. The aggregate fair value of assets that are already posted as collateral as of January 31, 2022 is reflected in the Statement of assets and liabilities.

At January 31, 2022, the Portfolio had the following derivatives categorized by underlying risk:

Asset derivatives1

	Interest rate risk	Foreign exchange risk	Credit risk	Equity risk	Total value
PACE Mortgage-Backed Securities Fixed Income Investments
Options and swaptions purchased	$992,038	$—	$—	$—	$992,038
Futures contracts	62,109	—	—	—	62,109
Swap agreements	1,319,669	—	—	—	1,319,669
Total value	$2,373,816	$—	$—	$—	$2,373,816
PACE Intermediate Fixed Income Investments
Options and swaptions purchased	$1,104,660	$—	$—	$—	$1,104,660
Futures contracts	458,354	—	—	—	458,354
Swap agreements	1,842,997	—	152,722	—	1,995,719
Forward foreign currency contracts	—	97,504	—	—	97,504
Total value	$3,406,011	$97,504	$152,722	$—	$3,656,237
PACE Strategic Fixed Income Investments
Futures contracts	$1,432,125	$—	$—	$—	$1,432,125
Swap agreements	198,983	—	2,546,621	—	2,745,604
Forward foreign currency contracts	—	905,557	—	—	905,557
Total value	$1,631,108	$905,557	$2,546,621	$—	$5,083,286
PACE Global Fixed Income Investments
Futures contracts	$340,265	$—	$—	$—	$340,265
Forward foreign currency contracts	—	1,146,862	—	—	1,146,862
Total value	$340,265	$1,146,862	$—	$—	$1,487,127
PACE High Yield Investments
Forward foreign currency contracts	$—	$373,802	$—	$—	$373,802
PACE International Emerging Markets Equity Investments
Forward foreign currency contracts	$—	$8	$—	$—	$8
PACE Alternative Strategies Investments
Options and swaptions purchased	$—	$—	$—	$1,438,344	$1,438,344
Futures contracts	242,538	—	—	1,506,909	1,749,447
Swap agreements	1,418,621	—	179,984	3,147,444	4,746,049
Forward foreign currency contracts	—	4,612,734	—	—	4,612,734
Total value	$1,661,159	$4,612,734	$179,984	$6,092,697	$12,546,574

1  In the Statement of assets and liabilities, options and swaptions purchased are shown within investments, at value, swap agreements (except centrally cleared swap agreements) are shown within swap agreements, at value, while forward foreign currency contracts are shown using unrealized appreciation on forward foreign currency contracts. Futures contracts are reported in the table above using cumulative

PACE Select Advisors Trust

Notes to financial statements (unaudited)

appreciation of futures contracts and centrally cleared swap agreements are reported at value, as reported in the futures contracts and centrally cleared swap agreements tables at the end of the Portfolio of investments, respectively, but only the variation margin to be received, if any, is reported within the Statement of assets and liabilities.

Liability derivatives1

	Interest rate risk	Foreign exchange risk	Credit risk	Equity risk	Total value
PACE Mortgage-Backed Securities Fixed Income Investments
Options and swaptions written	$(960,682)	$—	$—	$—	$(960,682)
Swap agreements	(1,226,465)	—	—	—	(1,226,465)
Total	$(2,187,147)	$—	$—	$—	$(2,187,147)
PACE Intermediate Fixed Income Investments
Options and swaptions written	$(1,758,431)	$—	$—	$—	$(1,758,431)
Futures contracts	(366,347)	—	—	—	(366,347)
Swap agreements	(1,069,759)	—	(60,838)	—	(1,130,597)
Forward foreign currency contracts	—	(1,859)	—	—	(1,859)
Total	$(3,194,537)	$(1,859)	$(60,838)	$—	$(3,257,234)
PACE Strategic Fixed Income Investments
Options and swaptions written	$(276,880)	$—	$—	$—	$(276,880)
Futures contracts	(2,895,895)	—	—	—	(2,895,895)
Swap agreements	(376,530)	—	(289,213)	(96,773)	(762,516)
Forward foreign currency contracts	—	(937,404)	—	—	(937,404)
Total	$(3,549,305)	$(937,404)	$(289,213)	$(96,773)	$(4,872,695)
PACE Global Fixed Income Investments
Futures contracts	$(236,277)	$—	$—	$—	$(236,277)
Forward foreign currency contracts	—	(1,598,445)	—	—	(1,598,445)
Total	$(236,277)	$(1,598,445)	$—	$—	$(1,834,722)
PACE High Yield Investments
Forward foreign currency contracts	$—	$(641)	$—	$—	$(641)
PACE International Emerging Markets Equity Investments
Forward foreign currency contracts	$—	$(73)	$—	$—	$(73)
PACE Alternative Strategies Investments
Options and swaptions written	$—	$—	$—	$(1,547,636)	$(1,547,636)
Futures contracts	—	—	—	(343,459)	(343,459)
Swap agreements	(1,576,312)	—	—	(4,866,012)	(6,442,324)
Forward foreign currency contracts	—	(4,939,703)	—	—	(4,939,703)
Total	$(1,576,312)	$(4,939,703)	$—	$(6,757,107)	$(13,273,122)

1  In the Statement of assets and liabilities, options and swaptions written are shown within options and swaptions written, at value, swap agreements (except centrally cleared swap agreements) are shown within swap agreements, at value, while forward foreign currency contracts are shown within unrealized depreciation on forward foreign currency contracts. Futures contracts are reported in the table above using cumulative depreciation of futures contracts and centrally cleared swap agreements are reported at value, as reported in the futures contracts and centrally cleared swap agreements are reported at value, as reported in the futures contracts and centrally cleared swap agreements tables at the end of the Portfolio of investments, respectively, but only the variation margin to be paid, if any, is reported within the Statement of assets and liabilities.

PACE Select Advisors Trust

Notes to financial statements (unaudited)

During the period ended January 31, 2022, net realized gain (loss) from derivatives were as follows:

Realized gain (loss)1

	Interest rate risk	Foreign exchange risk	Credit risk	Equity risk	Total
PACE Mortgage-Backed Securities Fixed Income Investments
Options and swaptions Purchased	$(503,320)	$—	$—	$—	$(503,320)
Options and swaptions written	1,193,746	—	—	—	1,193,746
Futures contracts	19,713	—	—	—	19,713
Swap agreements	64,711	—	—	—	64,711
Total net realized gains (loss)	$774,850	$—	$—	$—	$774,850
PACE Intermediate Fixed Income Investments
Options and swaptions Purchased	$6,196	$—	$—	$—	$6,196
Options and swaptions written	331,797	—	—	—	331,797
Futures contracts	(396,497)	—	—	—	(396,497)
Swap agreements	(199,413)	—	4,724	—	(194,689)
Forward foreign currency contracts	—	1,390,367	—	—	1,390,367
Total net realized gains (loss)	$(257,917)	$1,390,367	$4,724	$—	$1,137,174
PACE Strategic Fixed Income Investments
Options and swaptions written	$18,109	$—	$—	$—	$18,109
Futures contracts	(428,278)	—	—	—	(428,278)
Swap agreements	120,862	—	272,201	—	393,063
Forward foreign currency contracts	—	498,136	—	—	498,136
Total net realized gains (loss)	$(289,307)	$498,136	$272,201	$—	$481,030
PACE Global Fixed Income Investments
Futures contracts	$1,989,306	$—	$—	$—	$1,989,306
Forward foreign currency contracts	—	1,286,621	—	—	1,286,621
Total net realized gains (loss)	$1,989,306	$1,286,621	$—	$—	$3,275,927
PACE High Yield Investments
Forward foreign currency contracts	$—	$3,059,436	$—	$—	$3,059,436
PACE International Equity Investments
Forward foreign currency contracts	$—	$(6,331)	$—	$—	$(6,331)
PACE Alternative Strategies Investments
Options and swaptions Purchased	$—	$—	$—	$(437,389)	$(437,389)
Options and swaptions written	—	—	—	690,548	690,548
Futures contracts	164,688	—	—	(1,621,429)	(1,456,741)
Swap agreements	1,058,968	—	93,669	(2,597,588)	(1,444,951)
Forward foreign currency contracts	—	456,330	—	—	456,330
Total net realized gains (loss)	$1,223,656	$456,330	$93,669	$(3,965,858)	$(2,192,203)

1  The net realized gain (loss) is shown in the Statement of operations in net realized gain (loss) on futures contracts, options and swaptions written, swap agreements and forward foreign currency contracts, unless otherwise noted. The net realized gain (loss) on options and swaptions purchased is shown in the Statement of operations in net realized gain (loss) on investments.

PACE Select Advisors Trust

Notes to financial statements (unaudited)

During the period ended January 31, 2022, net unrealized appreciation (depreciation) from derivatives were as follows:

Net change in unrealized appreciation (depreciation)1

	Interest rate risk	Foreign exchange risk	Credit risk	Equity risk	Total
PACE Mortgage-Backed Securities Fixed Income Investments
Options and swaptions purchased	$1,155,641	$—	$—	$—	$1,155,641
Options and swaptions written	(618,110)	—	—	—	(618,110)
Futures contracts	154,588	—	—	—	154,588
Swap agreements	(211,407)	—	—	—	(211,407)
Net change in appreciation (depreciation)	$480,712	$—	$—	$—	$480,712
PACE Intermediate Fixed Income Investments
Options and swaptions purchased	$(781,625)	$(34,119)	$—	$—	$(815,744)
Options and swaptions written	(702,434)	53,291	—	—	(649,143)
Futures contracts	706,706	—	—	—	706,706
Swap agreements	674,372	—	17,389	—	691,761
Foreign forward currency contracts	—	(356,497)	—	—	(356,497)
Net change in appreciation (depreciation)	$(102,981)	$(337,325)	$17,389	$—	$(422,917)
PACE Strategic Fixed Income Investments
Options and swaptions written	$(81,332)	$—	$—	$—	$(81,332)
Futures contracts	(2,286,105)	—	—	—	(2,286,105)
Swap agreements	307,232	—	(606,563)	(110,821)	(410,152)
Foreign forward currency contracts	—	65,337	—	—	65,337
Net change in appreciation (depreciation)	$(2,060,205)	$65,337	$(606,563)	$(110,821)	$(2,712,252)
PACE Global Fixed Income Investments
Futures contracts	$347,392	$—	$—	$—	$347,392
Foreign forward currency contracts	—	(280,743)	—	—	(280,743)
Net change in appreciation (depreciation)	$347,392	$(280,743)	$—	$—	$66,649
PACE High Yield Investments
Foreign forward currency contracts	$—	$552,927	$—	$—	$552,927
PACE International Emerging Markets Equity Investments
Foreign forward currency contracts	$—	$(65)	$—	$—	$(65)
PACE Alternative Strategies Investments
Options and swaptions purchased	$—	$—	$—	$(848,916)	$(848,916)
Options and swaptions written	—	—	—	538,363	538,363
Futures contracts	56,811	—	—	1,076,736	1,133,547
Swap agreements	(634,159)	—	(153,020)	(25,194)	(812,373)
Foreign forward currency contracts	—	(341,521)	—	—	(341,521)
Net change in appreciation (depreciation)	$(577,348)	$(341,521)	$(153,020)	$740,989	$(330,900)

PACE Select Advisors Trust

Notes to financial statements (unaudited)

1  The change in net unrealized appreciation (depreciation) is shown in the Statement of operations in change in net unrealized appreciation (depreciation) on futures contracts, options and swaptions written, swap agreements and forward foreign currency contracts, unless otherwise noted. The change in net unrealized appreciation (depreciation) of options and swaptions purchased is shown in the Statement of operations in change in net unrealized appreciation (depreciation) on investments.

Offsetting of certain derivatives—The Portfolios typically enter into International Swaps and Derivatives Association, Inc. Master Agreements ("ISDA Master Agreements") or similar master agreements with its OTC derivative contract counterparties in order to, among other things, reduce their credit risk to counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Portfolios typically may offset with the counterparty certain derivative financial instrument's payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination. The Statement of assets and liabilities is presented gross of any netting.

At January 31, 2022, derivative assets and liabilities (by type) on a gross basis and derivatives subject to an enforceable master netting arrangement ("MNA") or similar were as follows:

PACE Mortgage-Backed Securities Fixed Income Investments

Derivative Financial Instruments:	Assets	Liabilities
Total gross amount of derivative assets and liabilities in the Statement of assets and liabilities[1]	$2,373,816	$(2,187,147)
Derivatives not subject to a MNA or similar agreements	(1,381,778)	1,226,465
Total gross amount of assets and liabilities subject to MNA or similar agreements	$992,038	$(960,682)

The following tables present the Portfolio's derivative liabilities by counterparty net of amounts available for offset under a MNA and net of the related collateral received/pledged by the Portfolio as of the period end.

Counterparty	Gross amount of assets	Financial instruments and derivatives available for offset	Collateral received[2]	Net amount of assets
BOA	$104,794	$(104,794)	$—	$—
CITI	45,966	(45,966)	—	—
GS	24,728	(24,728)	—	—
GSI	55,605	(55,605)	—	—
JPMCB	111,471	(111,471)	—	—
MSCI	649,474	(87,936)	—	561,538
Total	$992,038	$(430,500)	$—	$561,538
Counterparty	Gross amount of liabilities	Financial instruments and derivatives available for offset	Collateral pledged[2]	Net amount of liabilities
BOA	$(337,825)	$104,794	$—	$(233,031)
CITI	(221,123)	45,966	—	(175,157)
GS	(27,462)	24,728	2,734	—
GSI	(66,576)	55,605	—	(10,971)
JPMCB	(219,760)	111,471	—	(108,289)
MSCI	(87,936)	87,936	—	—
Total	$(960,682)	$430,500	$2,734	$(527,448)

PACE Select Advisors Trust

Notes to financial statements (unaudited)

1  In the Statement of assets and liabilities, options purchased are shown within investments of unaffiliated issuers, as value, swap agreements (except centrally cleared swap agreements) are shown within outstanding swap agreements, at value, while forward foreign currency contracts are shown within unrealized appreciation of forward foreign currency contracts. Futures contracts are reported in the table above using cumulative appreciation on futures contracts and centrally cleared swap agreements, if any, are reported at value, as reported in the futures contracts and centrally cleared swap agreements tables at the end of the Portfolio of investments, respectively, but only the variation margin to be received, if any, is reported within the Statement of assets and liabilities.

2  In some instances, the actual collateral received and/or pledged may be more than the amount shown and may be comprised of cash collateral, non-cash collateral or combination of both.

PACE Intermediate Fixed Income Investments

Derivative Financial Instruments:	Assets	Liabilities
Total gross amount of derivative assets and liabilities in the Statement of assets and liabilities[1]	$3,656,237	$(3,257,234)
Derivatives not subject to a MNA or similar agreements	(2,451,304)	1,496,944
Total gross amount of assets and liabilities subject to MNA or similar agreements	$1,204,933	$(1,760,290)

The following tables present the Portfolio's derivative liabilities by counterparty net of amounts available for offset under a MNA and net of the related collateral received/pledged by the Portfolio as of the period end.

Counterparty	Gross amount of assets	Financial instruments and derivatives available for offset	Collateral received[2]	Net amount of assets
BNP	$97,504	$—	$—	$97,504
BOA	479,829	(479,829)	—	—
GS	306,499	(306,499)	—	—
GSI	35,497	(35,497)	—	—
JPMCB	285,604	(285,604)	—	—
Total	$1,204,933	$(1,107,429)	$—	$97,504
Counterparty	Gross amount of liabilities	Financial instruments and derivatives available for offset	Collateral pledged[2]	Net amount of liabilities
BOA	$(571,098)	$479,829	$—	$(91,269)
GS	(322,425)	306,499	—	(15,926)
GSI	(46,238)	35,497	—	(10,741)
JPMCB	(820,529)	285,604	—	(534,925)
Total	$(1,760,290)	$1,107,429	$—	$(652,861)

1  In the Statement of assets and liabilities, options purchased are shown within investments of unaffiliated issuers, as value, swap agreements (except centrally cleared swap agreements) are shown within outstanding swap agreements, at value, while forward foreign currency contracts are shown within unrealized appreciation of forward foreign currency contracts. Futures contracts are reported in the table above using cumulative appreciation on futures contracts and centrally cleared swap agreements, if any, are reported at value, as reported in the futures contracts and centrally cleared swap agreements tables at the end of the Portfolio of investments, respectively, but only the variation margin to be received, if any, is reported within the Statement of assets and liabilities.

2  In some instances, the actual collateral received and/or pledged may be more than the amount shown and may be comprised of cash collateral, non-cash collateral or combination of both.

PACE Select Advisors Trust

Notes to financial statements (unaudited)

PACE Strategic Fixed Income Investments

Derivative Financial Instruments:	Assets	Liabilities
Total gross amount of derivative assets and liabilities in the Statement of assets and liabilities[1]	$5,083,286	$(4,872,695)
Derivatives not subject to a MNA or similar agreements	(4,177,729)	3,446,579
Total gross amount of assets and liabilities subject to MNA or similar agreements	$905,557	$(1,426,116)

The following tables present the Portfolio's derivative liabilities by counterparty net of amounts available for offset under a MNA and net of the related collateral received/pledged by the Portfolio as of the period end.

Counterparty	Gross amount of assets	Financial instruments and derivatives available for offset	Collateral received[2]	Net amount of assets
BNP	$96,415	$(96,415)	$—	$—
BOA	161,099	(80,959)	—	80,140
CITI	86,232	(75,046)	—	11,186
CSI	242,094	(29,264)	—	212,830
GSI	144,675	(144,675)	—	—
HSBC	52,387	(52,387)	—	—
JPMCB	122,655	(122,655)	—	—
Total	$905,557	$(601,401)	$—	$304,156
Counterparty	Gross amount of liabilities	Financial instruments and derivatives available for offset	Collateral pledged[2]	Net amount of liabilities
BNP	$(306,611)	$96,415	$—	$(210,196)
BOA	(80,959)	80,959	—	—
CITI	(75,046)	75,046	—	—
CSI	(29,264)	29,264	—	—
GSI	(680,599)	144,675	—	(535,924)
HSBC	(84,819)	52,387	—	(32,432)
JPMCB	(153,987)	122,655	—	(31,332)
MSCI	(14,831)	—	14,831	—
Total	$(1,426,116)	$601,401	$14,831	$(809,884)

1  In the Statement of assets and liabilities, options purchased are shown within investments of unaffiliated issuers, as value, swap agreements (except centrally cleared swap agreements) are shown within outstanding swap agreements, at value, while forward foreign currency contracts are shown within unrealized appreciation of forward foreign currency contracts. Futures contracts are reported in the table above using cumulative appreciation on futures contracts and centrally cleared swap agreements, if any, are reported at value, as reported in the futures contracts and centrally cleared swap agreements tables at the end of the Portfolio of investments, respectively, but only the variation margin to be received, if any, is reported within the Statement of assets and liabilities.

2  In some instances, the actual collateral received and/or pledged may be more than the amount shown and may be comprised of cash collateral, non-cash collateral or combination of both.

PACE Select Advisors Trust

Notes to financial statements (unaudited)

At January 31, 2022, derivative assets and liabilities (by type) on a gross basis and derivatives subject to an enforceable master netting arrangement ("MNA") or similar were as follows:

PACE Global Fixed Income Investments

Derivative Financial Instruments:	Assets	Liabilities
Total gross amount of derivative assets and liabilities in the Statement of assets and liabilities[1]	$1,487,127	$(1,834,722)
Derivatives not subject to a MNA or similar agreements[1]	(340,265)	236,277
Total gross amount of assets and liabilities subject to MNA or similar agreements	$1,146,862	$(1,598,445)

The following tables present the Portfolio's derivative liabilities by counterparty net of amounts available for offset under a MNA and net of the related collateral received/pledged by the Portfolio as of the period end.

Counterparty	Gross amount of assets	Financial instruments and derivatives available for offset	Collateral received[2]	Net amount of assets
BB	$123,799	$(123,799)	$—	$—
BNP	173,530	(147,795)	—	25,735
BOA	28,803	—	—	28,803
CITI	462,865	(73,261)	—	389,604
GSI	194,142	(173,673)	—	20,,469
HSBC	23,015	(23,015)	—	—
RBC	2,350	(1,661)	—	689
SCB	4,215	(4,215)	—	—
SSC	112,045	(112,045)	—	—
TD	22,098	(17,197)	—	4,901
Total	$1,146,862	$(676,661)	$—	$470,201
Counterparty	Gross amount of liabilities	Financial instruments and derivatives available for offset	Collateral pledged[2]	Net amount of liabilities
ANZ	$(7,389)	$—	$—	$(7,389)
BB	(206,630)	123,799	—	(82,831)
BNP	(147,795)	147,795	—	—
CITI	(73,261)	73,261	—	—
GSI	(173,673)	173,673	—	—
HSBC	(790,721)	23,015	—	(767,706)
RBC	(1,661)	1,661	—	—
SCB	(48,655)	4,215	—	(44,440)
SSC	(131,463)	112,045	—	(19,418)
TD	(17,197)	17,197	—	—
Total	$(1,598,445)	$676,661	$—	$(921,784)

1  In the Statement of assets and liabilities, options purchased are shown within investments of unaffiliated issuers, as value, swap agreements (except centrally cleared swap agreements) are shown within outstanding swap agreements, at value, while forward foreign currency contracts are shown within unrealized appreciation of forward foreign currency contracts. Futures contracts are reported in the table above using cumulative appreciation on futures contracts and centrally cleared swap agreements, if any, are reported at value, as reported in the futures contracts and centrally cleared swap agreements tables at the end of the Portfolio of investments, respectively, but only the variation margin to be received, if any, is reported within the Statement of assets and liabilities.

2  In some instances, the actual collateral received and/or pledged may be more than the amount shown and may be comprised of cash collateral, non-cash collateral or combination of both.

PACE Select Advisors Trust

Notes to financial statements (unaudited)

At January 31, 2022, derivative assets and liabilities (by type) on a gross basis and derivatives subject to an enforceable master netting arrangement ("MNA") or similar were as follows:

PACE High Yield Investments

Derivative Financial Instruments:	Assets	Liabilities
Total gross amount of derivative assets and liabilities in the Statement of assets and liabilities[1]	$373,802	$(641)
Derivatives not subject to a MNA or similar agreements[1]	(373,802)	641
Total gross amount of assets and liabilities subject to MNA or similar agreements	$—	$—

1  In the Statement of assets and liabilities, options purchased are shown within investments of unaffiliated issuers, as value, swap agreements (except centrally cleared swap agreements) are shown within outstanding swap agreements, at value, while forward foreign currency contracts are shown within unrealized appreciation of forward foreign currency contracts. Futures contracts are reported in the table above using cumulative appreciation on futures contracts and centrally cleared swap agreements, if any, are reported at value, as reported in the futures contracts and centrally cleared swap agreements tables at the end of the Portfolio of investments, respectively, but only the variation margin to be received, if any, is reported within the Statement of assets and liabilities.

PACE International Emerging Markets Equity Investments

Derivative Financial Instruments:	Assets	Liabilities
Total gross amount of derivative assets and liabilities in the Statement of assets and liabilities[1]	$8	$(73)
Derivatives not subject to a MNA or similar agreements	(8)	73
Total gross amount of assets and liabilities subject to MNA or similar agreements	$—	$—

1  In the Statement of assets and liabilities, options purchased are shown within investments of unaffiliated issuers, as value, swap agreements (except centrally cleared swap agreements) are shown within outstanding swap agreements, at value, while forward foreign currency contracts are shown within unrealized appreciation of forward foreign currency contracts. Futures contracts are reported in the table above using cumulative appreciation on futures contracts and centrally cleared swap agreements, if any, are reported at value, as reported in the futures contracts and centrally cleared swap agreements tables at the end of the Portfolio of investments, respectively, but only the variation margin to be received, if any, is reported within the Statement of assets and liabilities.

PACE Alternative Strategies Investments

Derivative Financial Instruments:	Assets	Liabilities
Total gross amount of derivative assets and liabilities in the Statement of assets and liabilities[1]	$12,546,574	$(13,273,122)
Derivatives not subject to a MNA or similar agreements[1]	(3,348,052)	1,919,771
Total gross amount of assets and liabilities subject to MNA or similar agreements	$9,198,522	$(11,353,351)

PACE Select Advisors Trust

Notes to financial statements (unaudited)

The following tables present the Portfolio's derivative assets and liabilities by counterparty net of amounts available for offset under a MNA and net of the related collateral received/pledged by the Portfolio as of the period end.

Counterparty	Gross amount of assets	Financial instruments and derivatives available for offset	Collateral received[2]	Net amount of assets
BB	$2,268,872	$(2,268,872)	$—	$—
BNP	78,636	(78,636)	—	—
BOA	299,669	(250,988)	—	48,681
CITI	11,654	(11,654)	—	—
GS	5,038	(5,038)	—	—
JPMCB	4,193,094	(4,193,094)	—	—
MSCI	2,314,173	(2,314,173)	—	—
SG	27,386	(27,386)	—	—
Total	$9,198,522	$(9,149,841)	$—	$48,681
Counterparty	Gross amount of liabilities	Financial instruments and derivatives available for offset	Collateral pledged[2]	Net amount of liabilities
BB	$(2,818,974)	$2,268,872	$—	$(550,102)
BNP	(141,272)	78,636	60,000	(2,636)
BOA	(250,988)	250,988	—	—
CITI	(18,416)	11,654	—	(6,762)
GS	(148,235)	5,038	143,197	—
JPMCB	(4,926,724)	4,193,094	733,630	—
MSCI	(2,616,065)	2,314,173	301,892	—
SG	(432,677)	27,386	—	(405,291)
Total	$(11,353,351)	$9,149,841	$1,238,719	$(964,791)

1  In the Statement of assets and liabilities, options purchased are shown within investments of unaffiliated issuers, as value, swap agreements (except centrally cleared swap agreements) are shown within outstanding swap agreements, at value, while forward foreign currency contracts are shown within unrealized appreciation of forward foreign currency contracts. Futures contracts are reported in the table above using cumulative appreciation on futures contracts and centrally cleared swap agreements, if any, are reported at value, as reported in the futures contracts and centrally cleared swap agreements tables at the end of the Portfolio of investments, respectively, but only the variation margin to be received, if any, is reported within the Statement of assets and liabilities.

2  In some instances, the actual collateral received and/or pledged may be more than the amount shown and may be comprised of cash collateral, non-cash collateral or combination of both.

PACE Select Advisors Trust

Notes to financial statements (unaudited)

Investment management and administration fees and other transactions with affiliates

The Trust has entered into an investment management and administration contract ("Management Contract") with UBS AM. In accordance with the Management Contract, each Portfolio paid UBS AM investment management and administration fees, which were accrued daily and paid monthly, in accordance with the following schedule as of January 31, 2022:

Portfolio	Annual rate as a percentage of each Portfolio's average daily net assets
UBS Government Money Market Investments Fund	0.250%
PACE Mortgage-Backed Securities Fixed Income Investments	0.650% up to $250 million 0.600% above $250 million up to $500 million 0.575% above $500 million up to $750 million 0.550% above $750 million up to $1 billion 0.525% above $1 billion
PACE Intermediate Fixed Income Investments	0.550% up to $250 million 0.500% above $250 million up to $500 million 0.475% above $500 million up to $750 million 0.450% above $750 million up to $1 billion 0.425% above $1 billion
PACE Strategic Fixed Income Investments	0.650% up to $250 million
0.600% above $250 million up to $500 million
0.575% above $500 million up to $750 million
0.550% above $750 million up to $1 billion
0.525% above $1 billion up to $1.25 billion
0.500% above $1.25 billion
PACE Municipal Fixed Income Investments	0.550% up to $250 million 0.500% above $250 million up to $500 million 0.475% above $500 million up to $750 million 0.450% above $750 million up to $1 billion 0.425% above $1 billion
PACE Global Fixed Income Investments	0.750% up to $500 million 0.725% above $500 million up to $1 billion 0.700% above $1 billion
PACE High Yield Investments	0.800% up to $500 million 0.750% above $500 million up to $1 billion 0.725% above $1 billion up to $1.5 billion 0.700% above $1.5 billion up to $2 billion 0.675% above $2 billion
PACE Large Co Value Equity Investments	0.800% up to $250 million 0.770% above $250 million up to $500 million 0.730% above $500 million up to $1 billion 0.700% above $1 billion
PACE Large Co Growth Equity Investments	0.800% up to $500 million 0.775% above $500 million up to $1 billion 0.750% above $1 billion up to $1.5 billion 0.725% above $1.5 billion up to $2 billion 0.700% above $2 billion
PACE Small/Medium Co Value Equity Investments	0.800% up to $500 million 0.775% above $500 million
PACE Small/Medium Co Growth Equity Investments	0.800% up to $500 million 0.775% above $500 million

PACE Select Advisors Trust

Notes to financial statements (unaudited)

Portfolio	Annual rate as a percentage of each Portfolio's average daily net assets
PACE International Equity Investments	0.900% up to $500 million 0.875% above $500 million up to $1 billion 0.850% above $1 billion up to $1.5 billion 0.825% above $1.5 billion up to $2 billion 0.800% above $2 billion
PACE International Emerging Markets Equity Investments	1.100% up to $500 million 1.075% above $500 million up to $1 billion 1.050% above $1 billion up to $1.5 billion 1.025% above $1.5 billion up to $2 billion 1.000% above $2 billion
PACE Global Real Estate Securities Investments	0.800% up to $500 million 0.750% above $500 million up to $1 billion 0.725% above $1 billion up to $1.5 billion 0.700% above $1.5 billion up to $2 billion 0.675% above $2 billion
PACE Alternative Strategies Investments	1.400% up to $500 million 1.350% above $500 million up to $1 billion 1.300% above $1 billion up to $1.5 billion 1.275% above $1.5 billion up to $2 billion 1.250% above $2 billion

Under separate Subdvisory Agreements, with the exception of UBS Government Money Market Investments Fund, UBS AM (not the Portfolios) pays the following investment subadvisors a fee from the investment management and administration fees which UBS AM receives, which is accrued daily and paid monthly:

Portfolio	Investment subadvisor
PACE Mortgage-Backed Securities Fixed Income Investments	Pacific Investment Management Company LLC
PACE Intermediate Fixed Income Investments	BlackRock Financial Management, Inc.
PACE Strategic Fixed Income Investments	Neuberger Berman Investment Advisers LLC Pacific Investment Management Company LLC
PACE Municipal Fixed Income Investments	Insight North America LLC (formerly, Mellon Investments Corporation)
PACE Global Fixed Income Investments	J.P. Morgan Investment Management Inc.
PACE High Yield Investments	Nomura Corporate Research and Asset Management, Inc.
PACE Large Co Value Equity Investments	Artisan Partners, LP Pzena Investment Management, LLC Wellington Management Company LLP
PACE Large Co Growth Equity Investments	GQG Partners LLC J.P. Morgan Investment Management Inc. Polen Capital Management, LLC
PACE Small/Medium Co Value Equity Investments	Huber Capital Management LLC Kayne Anderson Rudnick, LLC Sapience Investments, LLC
PACE Small/Medium Co Growth Equity Investments	Calamos Advisors LLC Jacobs Levy Equity Management, Inc Riverbridge Partners, LLC
PACE International Equity Investments	Los Angeles Capital Management and Equity Research, Inc. Mondrian Investment Partners Ltd. Robert W. Baird & Co. Incorporated

PACE Select Advisors Trust

Notes to financial statements (unaudited)

Portfolio	Investment subadvisor
PACE International Emerging Markets Equity Investments	ARGA Investment Management, LP Mondrian Investment Partners Ltd. RWC Asset Advisors (US) LLC William Blair & Company LLC
PACE Global Real Estate Securities Investments	MFS Investment Management
PACE Alternative Strategies Investments[1]	Aviva Investors Americas, LLC
DLD Asset Management LP
First Quadrant L.P.
Kettle Hill Capital Management, LLC
Magnetar Asset Management LLC
PCJ Investment Counsel Ltd.
Sirios Capital Management, L.P.
Allspring Global Investments, LLC

1  UBS Asset Management (Americas) Inc. has the authority to allocate a portion of the Portfolio's assets to unaffiliated actively- and passively-managed pooled investment vehicles and index futures.

At January 31, 2022, certain Portfolios owe, or are (owed by), UBS AM for investment management and administration fees, net of fee waivers/expense reimbursements and/or recoupments as follows:

Portfolio	Amounts due to (owed by) UBS AM
UBS Government Money Market Investments Fund	$(77,321)
PACE Mortgage-Backed Securities Fixed Income Investments	91,819
PACE Intermediate Fixed Income Investments	9,579
PACE Strategic Fixed Income Investments	259,422
PACE Municipal Fixed Income Investments	116,609
PACE Global Fixed Income Investments	116,616
PACE High Yield Investments	137,353
PACE Large Co Value Equity Investments	725,383
PACE Large Co Growth Equity Investments	781,028
PACE Small/Medium Co Value Equity Investments	325,508
PACE Small/Medium Co Growth Equity Investments	289,445
PACE International Equity Investments	715,096
PACE International Emerging Markets Equity Investments	226,012
PACE Global Real Estate Securities Investments	30,247
PACE Alternative Strategies Investments	422,300

PACE Alternative Strategies Investments and UBS AM have entered into a written fee waiver agreement pursuant to which UBS AM is voluntarily obligated to waive its management fees to the extent necessary to offset the cost savings to UBS AM for allocating a portion of the Portfolio's assets to other unaffiliated pooled investment vehicles and index futures. The fee waiver agreement may be terminated by the Portfolio's Board at any time and also will be terminated automatically upon the expiration or termination of the Portfolio's advisory contract with UBS AM. For the period ended January 31, 2022, UBS AM was contractually obligated to waive $84,276 in investment management and administration fees. This management fee waiver will not be subject to future recoupment.

UBS AM is contractually obligated to waive all or a portion of its investment management and administration fees and/or to reimburse the Portfolios for certain operating expenses in order to maintain the total annual ordinary operating expenses of each class (with certain exclusions such as dividend expense, borrowing costs and interest expense, relating to short sales, and expenses attributable to investment in other companies, interest, taxes, brokerage

PACE Select Advisors Trust

Notes to financial statements (unaudited)

commissions and extraordinary expenses) through November 30, 2022 at a level not to exceed the amounts in the table below.

Each Portfolio will repay UBS AM for any such waived fees/reimbursed expenses during a three-year period following July 31, 2019, to the extent that ordinary operating expenses (with certain exclusions such as dividend expense, borrowing costs and interest expense) are otherwise below the applicable expense cap in effect at the time the fees or expenses were waived/reimbursed. For the period ended January 31, 2022, UBS AM had the following fee waivers/expense reimbursements, and recoupments. The fee waivers/expense reimbursements, portions of which are subject to repayment by the Portfolios through July 31, 2025, and recoupments for the period ended January 31, 2022, were as follows:

Portfolio	Class A expense cap	Class Y expense cap	Class P expense cap	Class P2 expense cap	Fee waivers/ expense reimbursements	Recoupments
UBS Government Money Market Investments Fund	N/A	N/A	0.60%	N/A	$75,778	—
PACE Mortgage-Backed Securities Fixed Income Investments	0.97%	0.72%	0.72	N/A	406,447	—
PACE Intermediate Fixed Income Investments	0.91	0.66	0.66	N/A	390,814	—
PACE Strategic Fixed Income Investments	0.90	0.65	0.65	N/A	484,582	—
PACE Municipal Fixed Income Investments	0.82	0.57	0.57	N/A	165,339	—
PACE Global Fixed Income Investments	1.03	0.87	0.84	N/A	428,161	—
PACE High Yield Investments	1.06	0.88	0.91	N/A	286,954	—
PACE Large Co Value Equity Investments	1.14	0.89	0.89	N/A	—	—
PACE Large Co Growth Equity Investments	1.13	0.88	0.88	N/A	—	—
PACE Small/Medium Co Value Equity Investments	1.29	1.04	1.04	N/A	—	—
PACE Small/Medium Co Growth Equity Investments	1.33	1.08	1.08	N/A	—	—
PACE International Equity Investments	1.25	1.00	1.00	N/A	211,309	—
PACE International Emerging Markets Equity Investments	1.45	1.20	1.20	N/A	664,743	—
PACE Global Real Estate Securities Investments	1.45	1.20	1.20	N/A	226,283	—
PACE Alternative Strategies Investments	1.88	1.63	1.63	N/A	409,710	—

At January 31, 2022, the following Portfolios had remaining fee waivers/expense reimbursements subject to repayment to UBS AM and respective dates of expiration as follows:

Portfolio	Fee waivers/ expense reimbursements subject to repayment	Expires July 31, 2022	Expires July 31, 2023	Expires July 31, 2024	Expires July 31, 2025
UBS Government Money Market Investments Fund	$949,031	$404,306	$330,288	$138,659	$75,778
PACE Mortgage-Backed Fixed Income Investments—Class A	169,969	44,908	50,272	46,466	28,323
PACE Mortgage-Backed Fixed Income Investments—Class Y	173,482	72,601	52,046	29,838	18,997
PACE Mortgage-Backed Fixed Income Investments—Class P	2,387,649	712,932	676,441	639,149	359,127
PACE Intermediate Fixed Income Investments—Class A	68,365	19,588	17,655	18,878	12,244
PACE Intermediate Fixed Income Investments—Class Y	2,816	970	661	709	476
PACE Intermediate Fixed Income Investments—Class P	2,245,163	674,298	592,908	599,863	378,094
PACE Strategic Fixed Income Investments—Class A	44,211	10,171	13,052	11,751	9,237
PACE Strategic Fixed Income Investments—Class Y	7,606	2,492	3,517	290	1,307
PACE Strategic Fixed Income Investments—Class P	2,539,277	694,361	719,015	651,863	474,038
PACE Municipal Fixed Income Investments—Class A	146,267	42,654	41,790	42,217	19,606
PACE Municipal Fixed Income Investments—Class Y	263	106	105	36	16
PACE Municipal Fixed Income Investments—Class P	1,023,996	297,915	283,015	297,349	145,717
PACE Global Fixed Income Investments—Class A	244,752	71,630	68,194	69,743	35,185

PACE Select Advisors Trust

Notes to financial statements (unaudited)

Portfolio	Fee waivers/ expense reimbursements subject to repayment	Expires July 31, 2022	Expires July 31, 2023	Expires July 31, 2024	Expires July 31, 2025
PACE Global Fixed Income Investments—Class Y	$15,914	$5,211	$3,639	$4,528	$2,536
PACE Global Fixed Income Investments—Class P	2,743,119	849,337	753,700	749,642	390,440
PACE High Yield Investments—Class A	35,949	8,934	9,785	12,415	4,815
PACE High Yield Investments—Class Y	1,393	241	272	600	280
PACE High Yield Investments—Class P	1,918,287	571,395	537,886	538,333	270,673
PACE Large Co Value Equity Investments—Class Y	47,683	—	47,683	—	—
PACE Large Co Value Equity Investments—Class P	41,174	—	41,174	—	—
PACE Large Co Growth Equity Investments—Class A	23,328	5,232	15,410	2,686	—
PACE Large Co Growth Equity Investments—Class Y	278	278	—	—	—
PACE Large Co Growth Equity Investments—Class P	739,790	175,224	384,445	180,121	—
PACE Small/Medium Co Value Equity Investments—Class Y	4	—	4	—	—
PACE Small/Medium Co Value Equity Investments—Class P	338,364	139,279	199,085	—	—
PACE Small/Medium Co Growth Equity Investments—Class Y	435	—	54	381	—
PACE Small/Medium Co Growth Equity Investments—Class P	47,832	—	47,832	—	—
PACE International Equity Investments—Class A	25,647	—	—	15,783	9,864
PACE International Equity Investments—Class Y	6,977	—	—	3,624	3,353
PACE International Equity Investments—Class P	454,209	—	—	256,117	198,092
PACE International Emerging Markets Equity Investments—Class A	16,202	245	2,916	5,417	7,624
PACE International Emerging Markets Equity Investments—Class Y	17,107	1,082	250	6,562	9,213
PACE International Emerging Markets Equity Investments—Class P	1,747,776	170,634	382,997	546,239	647,906
PACE Global Real Estate Securities Investments—Class A	1,870	462	493	572	343
PACE Global Real Estate Securities Investments—Class P	1,564,675	474,990	419,648	444,097	225,940
PACE Alternative Strategies Investments—Class A	18,786	—	8,710	4,609	5,467
PACE Alternative Strategies Investments—Class Y	1,187	—	463	313	411
PACE Alternative Strategies Investments—Class P	1,353,603	—	618,213	331,558	403,832

For PACE High Yield Investments Class P2, PACE Small/Medium Co Value Equity Investments Class P2, and PACE Small/Medium Co Growth Equity Investments Class P2 UBS AM has entered into a written agreement pursuant to which UBS AM has agreed to waive a portion of its investment management and administration fees. For the period from September 15, 2021 (commencement of operations) through January 31, 2022, the fees waived were $11,186, $2 and $2, respectively. Such amounts are not subject to future recoupment.

UBS AM may voluntarily undertake to waive fees and/or reimburse expenses in the event that the yields on UBS Government Money Market Investments Fund drop below a certain level. This undertaking is voluntary and not contractual and may be terminated at any time. At January 31, 2022, UBS AM owed the Fund $123,397 and for the period ended January 31, 2022, UBS AM voluntarily reimbursed expenses of $735,839 which is not subject to future recoupment.

For the period ended January 31, 2022, the Portfolios listed below paid broker commissions to affiliates of the investment manager as detailed in the below table. These broker commissions are reflected in the Statement of assets and liabilities within cost of investments, and the Statement of operations within net realized gains (losses) from, and/or net change in unrealized appreciation/depreciation of investments and/or futures.

PACE Select Advisors Trust

Notes to financial statements (unaudited)

Affiliated broker	PACE Small/ Medium Co Value Equity Investments	PACE Small/ Medium Co Growth Equity Investments	PACE International Emerging Markets Equity Investments	PACE Global Real Estate Securities Investments	PACE Alternative Strategies Investments
UBS AG	$848	$—	$640	$47	$—
UBS Securities Asia Ltd.	—	—	1,693	—	—
UBS Securities India Private Ltd.	—	—	194	—	—
UBS Securities LLC	8,521	256	1	3	6,550
UBS Securities Pte Ltd., Seoul	—	—	4,611	—	—

During the period ended, January 31, 2022, some of the Portfolios engaged in purchase and sale transactions where an affiliate was underwriter. In such cases, the affiliate underwriter was not compensated and each trade was approved by the board.

During the period ended, January 31, 2022, PACE Global Real Estate Securities Investments and PACE Strategic Fixed Income Investments engaged in purchase and sale transactions with funds that have a common investment advisor, UBS AM. These interfund purchase and sale transactions were effected in compliance with Rule 17a-7 under the 1940 Act. For the period ended January 31, 2022, the proceeds from such sales were $2,765,071 and the net realized gain recognized was $72,717.

Shareholder services plans

UBS AM (US) is the principal underwriter of each Portfolio's shares. The Trust has adopted a shareholder services plan (the "Plan") with respect to each Portfolio (with the exception of UBS Government Money Market Investments Fund, which only offers Class P shares) pursuant to Rule 12b-1 under the 1940 Act for Class A shares. The Plan governs the payments made for the expenses incurred in the service of Class A shares. Annual fees under the Plan as a percentage of the average daily net assets of Class A shares of each applicable Portfolio are 0.25%.

UBS AM (US) also receives the proceeds of the initial sales charges paid upon purchase of Class A shares and the contingent deferred sales charges paid by shareholders upon certain redemptions of Class A.

At January 31, 2022, certain Portfolios owed UBS AM (US) service fees. For the period ended January 31, 2022, there were no sales charges earned by UBS AM (US).

Fund	Service fees owed
PACE Mortgage-Backed Securities Fixed Income Investments—Class A	$5,528
PACE Intermediate Fixed Income Investments—Class A	2,304
PACE Strategic Fixed Income Investments—Class A	3,133
PACE Municipal Fixed Income Investments—Class A	7,452
PACE Global Fixed Income Investments—Class A	4,970
PACE High Yield Investments—Class A	994
PACE Large Co Value Equity Investments—Class A	22,000
PACE Large Co Growth Equity Investments—Class A	12,591
PACE Small/Medium Co Value Equity Investments—Class A	4,143
PACE Small/Medium Co Growth Equity Investments—Class A	5,623
PACE International Equity Investments—Class A	5,643
PACE International Emerging Markets Equity Investments—Class A	996
PACE Global Real Estate Securities Investments—Class A	84
PACE Alternative Strategies Investments—Class A	1,203

PACE Select Advisors Trust

Notes to financial statements (unaudited)

Transfer agency and related services fees

UBS Financial Services Inc. provides certain services to the Portfolios pursuant to a delegation of authority from BNY Mellon Investment Servicing (US) Inc. ("BNY Mellon"), the Portfolios ' transfer agent, and is compensated for these services by BNY Mellon, not the Portfolios.

For the period ended January 31, 2022, UBS Financial Services Inc. received from BNY Mellon, not the Portfolios, total delegated services fees as follows:

Fund	Delegated services fees earned
UBS Government Money Market Investments Fund	$186,314
PACE Mortgage-Backed Securities Fixed Income Investments	121,489
PACE Intermediate Fixed Income Investments	115,300
PACE Strategic Fixed Income Investments	146,896
PACE Municipal Fixed Income Investments	23,159
PACE Global Fixed Income Investments	131,635
PACE High Yield Investments	111,741
PACE Large Co Value Equity Investments	165,114
PACE Large Co Growth Equity Investments	161,405
PACE Small/Medium Co Value Equity Investments	156,872
PACE Small/Medium Co Growth Equity Investments	156,881
PACE International Equity Investments	156,717
PACE International Emerging Markets Equity Investments	143,816
PACE Global Real Estate Securities Investments	113,631
PACE Alternative Strategies Investments	73,768

Securities lending

Each Portfolio may lend securities up to 33 1/3% of its total assets to qualified broker-dealers or institutional investors. The loans are initially secured at all times by cash, US government securities and irrevocable letters of credit in an amount at least equal to 102% of the market value of the securities loaned with respect to domestic securities and 105% of the market value of the securities loaned with respect to foreign securities. In the event that the market value of the cash, US government securities, and irrevocable letters of credit securing the loan falls below 100% for domestic securities, and 103% for foreign securities, the borrower must provide additional cash, US government securities, and irrevocable letters of credit so that the total securing the loan is at least 102% of the market value for domestic securities and 105% of the market value for foreign securities.

Each Portfolio will regain ownership of loaned securities to exercise certain beneficial rights; however, each Portfolio may bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower fail financially. Each Portfolio receives compensation for lending its securities from interest or dividends earned on the cash, US government securities and irrevocable letters of credit held as collateral, net of fee rebates paid to the borrower plus reasonable administrative and custody fees. Cash collateral received is invested in State Street Navigator Securities Lending Government Money Market Portfolio, which is included in each Portfolio of investments. State Street Bank and Trust Company serves as the Portfolios' lending agent.

In addition, PACE International Equity Investments and PACE Alternative Strategies Investments participate in State Street's enhanced custody program. Through this program, State Street is capable of facilitating the Portfolios' short selling activity at a lower cost. A portion of the cash collateral received in connection with the Portfolios' securities lending activity is pledged back to State Street for the financing of short sales. This amount is shown as cash collateral on investments sold short in the Statement of assets and liabilities.

PACE Select Advisors Trust

Notes to financial statements (unaudited)

At January 31, 2022, the following Portfolios had securities on loan at value, cash collateral and non-cash collateral as follows:

Portfolio	Value of securities on loan	Cash collateral	Non-cash collateral*	Total collateral	Security types held as non-cash collateral
PACE Intermediate Fixed Income Investments	$1,824,673	$1,492,348	$375,161	$1,867,509	U.S. Treasury Notes and U.S. Treasury Bills
PACE Strategic Fixed Income Investments	11,323,235	10,444,696	1,129,657	11,574,353	U.S. Treasury Notes and U.S. Treasury Bills
PACE High Yield Investments	6,661,856	6,799,125	85,286	6,884,411	U.S. Treasury Notes and U.S. Treasury Bills
PACE Large Co Value Equity Investments**	7,300,411	242,475	7,235,941	7,478,416	U.S. Treasury Notes and U.S. Treasury Bills
PACE Small/Medium Co Value Equity Investments	598	—	605	605	U.S. Treasury Notes and U.S. Treasury Bills
PACE Small/Medium Co Growth Equity Investments	10,800,940	1,620,148	9,469,306	11,089,454	U.S. Treasury Notes and U.S. Treasury Bills
PACE International Equity Investments**	17,463,471	9,832,291	8,292,064	18,124,355	U.S. Treasury Notes and U.S. Treasury Bills
PACE International Emerging Markets Investments	5,171,233	2,890,757	2,180,944	5,071,701	U.S. Treasury Notes and U.S. Treasury Bills
PACE Global Real Estate Securities Investments	7,375,982	1,651,793	5,963,770	7,615,563	U.S. Treasury Notes and U.S. Treasury Bills

*  These securities are held for the benefit of the Portfolio's custodian. The Portfolio cannot repledge or resell this collateral. As such, this collateral is excluded from the Statement of assets and liabilities.

**  This Portfolio participates in the enhanced custody program which permits self-borrow transactions that does not require any collateral for the securities on loan under those transactions.

The table below represents the disaggregation at January 31, 2022 of the gross amount of recognized liabilities for securities lending transactions. As the securities loaned are subject to termination by the Portfolios or the borrower at any time, the remaining contractual maturities of the transactions presented below are considered to be overnight and continuous.

	Type of securities loaned		Total gross amount of recognized liabilities for
Portfolio	Equity securities	Corporate bonds	securities lending transactions
PACE Intermediate Fixed Income Investments	$—	$1,492,348	$1,492,348
PACE Strategic Fixed Income Investments	—	10,444,696	10,444,696
PACE High Yield Investments	—	6,799,125	6,799,125
PACE Large Co Value Equity Investments	242,475	—	242,475
PACE Small/Medium Co Growth Equity Investments	1,620,148	—	1,620,148
PACE International Equity Investments	9,832,291	—	9,832,291
PACE International Emerging Markets Equity Investments	2,890,757	—	2,890,757
PACE Global Real Estate Securities Investments	1,651,793	—	1,651,793

Bank line of credit

With the exception of UBS Government Money Market Investments Fund, the Portfolios participate with other Portfolios managed, advised or subadvised by UBS AM in a $185 million committed credit facility (the " Committed Credit Facility") with State Street Bank and Trust Company. The Committed Credit Facility is to be utilized for temporary financing until the settlement of sales or purchases of portfolio securities, the repurchase or redemption of shares of a participating Portfolio at the request of shareholders and other temporary or emergency purposes.

Interest on amounts borrowed is calculated based on the prevailing rates in effect at the time of borrowing. Each Portfolio covered by the Committed Credit Facility has agreed to pay commitment fees on the average daily balance of the Committed Credit Facility not utilized. Commitment fees have been allocated among the Portfolios in the Committed Credit Facility as follows: 50% of the allocation is based on the relative asset size of Portfolios and the

PACE Select Advisors Trust

Notes to financial statements (unaudited)

other 50% of the allocation is based on utilization. For the period ended January 31, 2022, the following Portfolios had borrowings as follows:

Portfolio	Average daily amount of borrowing outstanding	Days outstanding	Interest expense	Weighted average annualized interest rate
PACE Large Co Growth Equity Investments	$1,937,392	18	$1,380	1.447%
PACE Small/Medium Co Value Equity Investments	1,427,516	8	459	1.446
PACE Small/Medium Co Growth Equity Investments	1,587,269	12	588	1.440
PACE International Equity Investments	833,724	14	467	1.440
PACE International Emerging Markets Equity Investments	771,248	29	877	1.440
PACE Alternative Strategies Investments	1,481,793	54	3,201	1.440

At January 31, 2022, PACE International Equity Investments had outstanding borrowing of $714,117.

Commission recapture program

Certain Portfolios participate in a brokerage commission recapture program. These Portfolios have established commission recapture arrangements with certain participating brokers or dealers. If a Portfolio's investment subadvisor chooses to execute a transaction through a participating broker subject to best price and execution, the broker will rebate a portion of the commission back to the Portfolio. Any collateral benefit received through participation in the commission recapture program is directed exclusively to the Portfolios. For the period ended January 31, 2022, the following Portfolios recorded recaptured commissions which are reflected in the Statement of operations within the net realized gains (losses) from investments:

Fund	Amount
PACE Large Co Value Equity Investments	$6,366
PACE Large Co Growth Equity Investments	7,966
PACE Small/Medium Co Value Equity Investments	27,007
PACE Small/Medium Co Growth Equity Investments	20,570
PACE International Equity Investments	8,560
PACE International Emerging Markets Equity Investments	3,562
PACE Global Real Estate Securities Investments	48
PACE Alternative Strategies Investments	14,308

Additional information regarding compensation to affiliate of a former board member

During his term of service on the Board through his retirement from the Board effective December 31, 2021, Professor Meyer Feldberg had also served as a senior advisor to Morgan Stanley, a financial services firm with which the Portfolios may conduct transactions, which resulted in him being an interested trustee of the Trust. The Portfolios have been informed that Professor Feldberg's role at Morgan Stanley did not involve matters directly affecting any UBS funds. Portfolio transactions are executed through Morgan Stanley based on that firm's ability to provide best execution of the transactions. For the period ended January 31, 2022, the following Portfolios paid brokerage commissions to Morgan Stanley in the amounts as follows:

Portfolio	Amount
PACE Large Co Value Equity Investments	$6,746
PACE Large Co Growth Equity Investments	7,815
PACE Small/Medium Co Value Equity Investments	10,250
PACE Small/Medium Co Growth Equity Investments	709
PACE International Equity Investments	21,179

PACE Select Advisors Trust

Notes to financial statements (unaudited)

Portfolio	Amount
PACE International Emerging Markets Equity Investments	$23,052
PACE Global Real Estate Securities Investments	1,061
PACE Alternative Strategies Investments	48,076

For the period ended January 31, 2022, the following Portfolios purchased and sold certain securities (e.g., fixed income securities) in principal trades with Morgan Stanley having aggregate values as follows:

Portfolio	Amount
PACE Mortgage-Backed Securities Fixed Income Investments	$1,073,683,831
PACE Intermediate Fixed Income Investments	1,088,537,801
PACE Strategic Fixed Income Investments	403,358,656
PACE Municipal Fixed Income Investments	3,157,362
PACE Global Fixed Income Investments	60,271,895
PACE High Yield Investments	8,327,307
PACE Large Co Value Equity Investments	39,557,260
PACE Large Co Growth Equity Investments	60,690,448
PACE Small/Medium Co Value Equity Investments	5,014,168
PACE Small/Medium Co Growth Equity Investments	3,173,957
PACE International Equity Investments	41,551,531
PACE International Emerging Markets Equity Investments	24,305,687
PACE Global Real Estate Securities Investments	2,088,074
PACE Alternative Strategies Investments	463,096,212

Morgan Stanley received compensation in connection with these trades, which may have been in the form of a "mark-up" or "mark-down" of the price of the securities, a fee from the issuer for maintaining a commercial paper program, or some other form of compensation. Although the precise amount of this compensation is not generally known by the investment manager, it is believed that under normal circumstances it represents a small portion of the total value of the transactions.

Purchases and sales of securities

For the period ended January 31, 2022, aggregate purchases and sales of portfolio securities, excluding short-term securities, were as follows:

Portfolio	Purchases	Sales
PACE Mortgage-Backed Securities Fixed Income Investments	$1,949,380,432	$1,904,820,613
PACE Intermediate Fixed Income Investments	815,766,651	820,597,014
PACE Strategic Fixed Income Investments	205,409,816	194,753,380
PACE Municipal Fixed Income Investments	20,091,391	15,253,644
PACE Global Fixed Income Investments	260,567,418	285,680,892
PACE High Yield Investments	87,433,965	76,466,452
PACE Large Co Value Equity Investments (long transactions)	151,575,426	215,089,255
PACE Large Co Growth Equity Investments	619,583,334	776,814,591
PACE Small/Medium Co Value Equity Investments	73,575,877	95,493,662
PACE Small/Medium Co Growth Equity Investments	171,195,810	216,462,571
PACE International Equity Investments (long transactions)	188,201,810	220,317,510
PACE International Equity Investments (short transactions)	71,230,873	77,108,116
PACE International Emerging Markets Equity Investments	103,718,064	111,213,914
PACE Global Real Estate Securities Investments	71,944,136	63,220,872
PACE Alternative Strategies Investments (long transactions)	584,204,390	553,571,836
PACE Alternative Strategies Investments (short transactions)	269,884,040	261,263,044

PACE Select Advisors Trust

Notes to financial statements (unaudited)

Shares of beneficial interest

There are an unlimited number of $0.001 par value shares of beneficial interest authorized. Transactions in shares of beneficial interest for each of the Portfolios, except UBS Government Money Market Investments Fund, which transacts at $1.00 per share, were as follows:

PACE Mortgage-Backed Securities Fixed Income Investments
For the six months ended January 31, 2022:

	Class A
	Shares	Amount
Shares sold	1,857	$23,528
Shares repurchased	(184,874)	(2,348,017)
Dividends reinvested	19,730	249,233
Net increase (decrease)	(163,287)	$(2,075,256)

	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	103,671	$1,307,117	1,739,296	$22,037,076
Shares repurchased	(233,132)	(2,962,381)	(2,151,251)	(27,142,810)
Dividends reinvested	12,726	160,812	258,162	3,262,541
Net increase (decrease)	(116,735)	$(1,494,452)	(153,793)	$(1,843,193)

For the year ended July 31, 2021:

	Class A
	Shares	Amount
Shares sold	5,387	$69,551
Shares repurchased	(212,907)	(2,758,143)
Dividends reinvested	48,361	625,885
Net increase (decrease)	(159,159)	$(2,062,707)

	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	360,635	$4,676,562	3,304,993	$42,838,744
Shares repurchased	(512,796)	(6,661,285)	(4,152,292)	(53,786,869)
Dividends reinvested	33,033	427,616	603,122	7,807,805
Net increase (decrease)	(119,128)	$(1,557,107)	(244,177)	$(3,140,320)

PACE Select Advisors Trust

Notes to financial statements (unaudited)

PACE Intermediate Fixed Income Investments
For the six months ended January 31, 2022:

	Class A
	Shares	Amount
Shares sold	1,182	$14,861
Shares repurchased	(67,874)	(855,277)
Dividends reinvested	13,670	169,756
Net increase (decrease)	(53,022)	$(670,660)

	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	2,193	$27,717	1,478,841	$18,565,367
Shares repurchased	(547)	(6,790)	(1,968,616)	(24,652,463)
Dividends reinvested	335	4,164	484,991	6,026,695
Net increase (decrease)	1,981	$25,091	(4,784)	$(60,401)

For the year ended July 31, 2021:

	Class A
	Shares	Amount
Shares sold	3,702	$47,291
Shares repurchased	(97,173)	(1,251,244)
Dividends reinvested	27,083	350,384
Net increase (decrease)	(66,388)	$(853,569)

	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	—	$—	2,900,066	$37,370,387
Shares repurchased	(5,411)	(68,905)	(3,846,039)	(49,642,741)
Dividends reinvested	747	9,662	889,321	11,500,698
Net increase (decrease)	(4,664)	$(59,243)	(56,652)	$(771,656)

PACE Strategic Fixed Income Investments
For the six months ended January 31, 2022:

	Class A
	Shares	Amount
Shares sold	1,306	$18,562
Shares repurchased	(53,913)	(754,252)
Dividends reinvested	17,992	251,185
Net increase (decrease)	(34,615)	$(484,505)

	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	179	$2,483	2,557,483	$35,985,862
Shares repurchased	(4,754)	(67,327)	(3,411,960)	(47,847,536)
Dividends reinvested	1,639	22,854	1,049,497	14,643,892
Net increase (decrease)	(2,936)	$(41,990)	195,020	$2,782,218

PACE Select Advisors Trust

Notes to financial statements (unaudited)

For the year ended July 31, 2021:

	Class A
	Shares	Amount
Shares sold	14,573	$209,352
Shares repurchased	(223,203)	(3,196,691)
Dividends reinvested	50,490	729,054
Net increase (decrease)	(158,140)	$(2,258,285)

	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	786	$11,229	5,062,062	$72,721,921
Shares repurchased	(7,270)	(104,400)	(6,636,482)	(95,977,337)
Dividends reinvested	4,057	58,451	2,364,417	34,101,186
Net increase (decrease)	(2,427)	$(34,720)	789,997	$10,845,770

PACE Municipal Fixed Income Investments
For the six months ended January 31, 2022:

	Class A
	Shares	Amount
Shares sold	5,668	$75,178
Shares repurchased	(98,889)	(1,309,883)
Dividends reinvested	21,342	282,451
Net increase (decrease)	(71,879)	$(952,254)

	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	—	$—	1,392,666	$18,528,157
Shares repurchased	—	—	(1,331,929)	(17,652,582)
Dividends reinvested	4	53	247,147	3,273,220
Net increase (decrease)	4	$53	307,884	$4,148,795

For the year ended July 31, 2021:

	Class A
	Shares	Amount
Shares sold	32,665	$437,904
Shares repurchased	(331,914)	(4,440,829)
Dividends reinvested	44,153	591,380
Net increase (decrease)	(255,096)	$(3,411,545)

	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	—	$—	2,652,506	$35,557,236
Shares repurchased	—	—	(3,068,444)	(41,132,148)
Dividends reinvested	8	104	478,359	6,410,858
Net increase (decrease)	8	$104	62,421	$835,946

PACE Select Advisors Trust

Notes to financial statements (unaudited)

PACE Global Fixed Income Investments
For the six months ended January 31, 2022:

	Class A
	Shares	Amount
Shares sold	1,524	$15,342
Shares repurchased	(177,346)	(1,808,047)
Dividends reinvested	79,959	787,582
Net increase (decrease)	(95,863)	$(1,005,123)

	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	354	$3,578	1,407,164	$14,287,011
Shares repurchased	(4,578)	(46,267)	(2,012,574)	(20,418,387)
Dividends reinvested	7,059	69,024	1,067,577	10,491,887
Net increase (decrease)	2,835	$26,335	462,167	$4,360,511

For the year ended July 31, 2021:

	Class A
	Shares	Amount
Shares sold	4,888	$51,395
Shares repurchased	(281,274)	(2,963,799)
Dividends reinvested	62,330	662,288
Net increase (decrease)	(214,056)	$(2,250,116)

	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	892	$9,316	2,326,235	$24,424,004
Shares repurchased	(20,584)	(214,651)	(3,857,821)	(40,556,545)
Dividends reinvested	5,542	58,445	817,224	8,658,975
Net increase (decrease)	(14,150)	$(146,890)	(714,362)	$(7,473,566)

PACE High Yield Investments
For the six months ended January 31, 2022:

	Class A		Class Y
	Shares	Amount	Shares	Amount
Shares sold	33,383	$322,622	—	$—
Shares repurchased	(14,897)	(146,122)	—	(497)
Dividends reinvested	9,264	90,422	2,070	20,307
Net increase (decrease)	27,750	$266,922	2,070	$19,810

	Class P		Class P2*
	Shares	Amount	Shares	Amount
Shares sold	1,206,251	$11,821,223	1,478,539	$14,401,000
Shares repurchased	(1,781,020)	(17,444,900)	—	—
Dividends reinvested	798,208	7,784,163	20,977	201,762
Net increase (decrease)	223,439	$2,160,486	1,499,516	$14,602,762

PACE Select Advisors Trust

Notes to financial statements (unaudited)

For the year ended July 31, 2021:

	Class A
	Shares	Amount
Shares sold	151,967	$1,442,374
Shares repurchased	(511,810)	(4,973,085)
Dividends reinvested	16,207	157,922
Net increase (decrease)	(343,636)	$(3,372,789)

	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	—	$—	2,259,217	$22,141,566
Shares repurchased	—	—	(4,166,835)	(40,625,311)
Dividends reinvested	3,325	32,610	1,338,434	13,050,234
Net increase (decrease)	3,325	$32,610	(569,184)	$(5,433,511)

*  For the period from September 15, 2021 (commencement of operations) through January 31, 2022.

PACE Large Co Value Equity Investments
For the six months ended January 31, 2022:

	Class A
	Shares	Amount
Shares sold	10,827	$237,850
Shares repurchased	(159,139)	(3,927,558)
Dividends reinvested	707,354	15,179,815
Net increase (decrease)	559,042	$11,490,107

	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	1,199	$29,388	961,773	$23,354,063
Shares repurchased	(40,740)	(1,051,904)	(3,043,089)	(74,235,088)
Dividends reinvested	132,410	2,844,159	7,503,444	160,123,492
Net increase (decrease)	92,869	$1,821,643	5,422,128	$109,242,467

For the year ended July 31, 2021:

	Class A
	Shares	Amount
Shares sold	24,357	$554,903
Shares repurchased	(516,897)	(11,126,720)
Dividends reinvested	45,515	951,271
Net increase (decrease)	(447,025)	$(9,620,546)

	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	9,778	$210,212	3,957,368	$81,627,005
Shares repurchased	(55,875)	(1,177,235)	(6,886,617)	(146,525,746)
Dividends reinvested	10,375	217,050	554,468	11,538,487
Net increase (decrease)	(35,722)	$(749,973)	(2,374,781)	$(53,360,254)

PACE Select Advisors Trust

Notes to financial statements (unaudited)

PACE Large Co Growth Equity Investments
For the six months ended January 31, 2022:

	Class A
	Shares	Amount
Shares sold	5,027	$137,932
Shares repurchased	(100,839)	(2,690,354)
Dividends reinvested	509,753	12,014,888
Net increase (decrease)	413,941	$9,462,466

	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	671	$18,872	728,238	$21,048,014
Shares repurchased	(33,735)	(1,055,397)	(3,610,191)	(107,058,073)
Dividends reinvested	161,875	4,210,372	8,153,771	208,655,009
Net increase (decrease)	128,811	$3,173,847	5,271,818	$122,644,950

For the year ended July 31, 2021:

	Class A
	Shares	Amount
Shares sold	18,344	$502,305
Shares repurchased	(272,156)	(7,332,494)
Dividends reinvested	369,471	9,340,237
Net increase (decrease)	115,659	$2,510,048

	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	1,627	$46,487	1,565,787	$44,743,063
Shares repurchased	(86,210)	(2,474,315)	(8,840,821)	(254,158,694)
Dividends reinvested	123,176	3,361,479	6,240,821	168,127,723
Net increase (decrease)	38,593	$933,651	(1,034,213)	$(41,287,908)

PACE Small/Medium Co Value Equity Investments
For the six months ended January 31, 2022:

	Class A		Class Y
	Shares	Amount	Shares	Amount
Shares sold	30,203	$702,902	—	$—
Shares repurchased	(32,209)	(829,848)	(10)	(271)
Dividends reinvested	104,088	2,320,115	890	20,935
Net increase (decrease)	102,082	$2,193,169	880	$20,664

	Class P		Class P2*
	Shares	Amount	Shares	Amount
Shares sold	390,482	$10,179,905	37	$1,000
Shares repurchased	(1,414,255)	(37,233,054)	—	—
Dividends reinvested	2,673,473	61,890,895	—	—
Net increase (decrease)	1,649,700	$34,837,746	37	$1,000

PACE Select Advisors Trust

Notes to financial statements (unaudited)

For the year ended July 31, 2021:

	Class A
	Shares	Amount
Shares sold	82,826	$2,051,844
Shares repurchased	(117,267)	(2,653,038)
Dividends reinvested	3,109	67,193
Net increase (decrease)	(31,332)	$(534,001)

	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	—	$—	1,330,478	$28,701,481
Shares repurchased	(395)	(8,671)	(3,242,684)	(75,119,751)
Dividends reinvested	31	703	107,585	2,401,286
Net increase (decrease)	(364)	$(7,968)	(1,804,621)	$(44,016,984)

*  For the period from September 15, 2021 (commencement of operations) through January 31, 2022.

PACE Small/Medium Co Growth Equity Investments
For the six months ended January 31, 2022:

	Class A		Class Y
	Shares	Amount	Shares	Amount
Shares sold	8,205	$112,487	—	$—
Shares repurchased	(57,332)	(1,103,334)	(1,075)	(27,448)
Dividends reinvested	685,740	9,140,909	176	2,872
Net increase (decrease)	636,613	$8,150,062	(899)	$(24,576)

	Class P		Class P2*
	Shares	Amount	Shares	Amount
Shares sold	516,267	$10,096,724	41	$1,000
Shares repurchased	(2,001,048)	(41,532,037)	—	—
Dividends reinvested	8,501,666	132,540,979	—	—
Net increase (decrease)	7,016,885	$101,105,666	41	$1,000

For the year ended July 31, 2021:

	Class A
	Shares	Amount
Shares sold	5,704	$113,827
Shares repurchased	(158,225)	(3,127,899)
Dividends reinvested	97,165	1,818,920
Net increase (decrease)	(55,356)	$(1,195,152)

	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	—	$—	819,568	$17,618,527
Shares repurchased	(227)	(5,508)	(4,404,978)	(93,747,787)
Dividends reinvested	102	2,172	1,291,037	26,763,194
Net increase (decrease)	(125)	$(3,336)	(2,294,373)	$(49,366,066)

*  For the period from September 15, 2021 (commencement of operations) through January 31, 2022.

PACE Select Advisors Trust

Notes to financial statements (unaudited)

PACE International Equity Investments
For the six months ended January 31, 2022:

	Class A
	Shares	Amount
Shares sold	2,641	$48,115
Shares repurchased	(134,310)	(2,532,607)
Dividends reinvested	101,853	1,775,296
Net increase (decrease)	(29,816)	$(709,196)

	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	3,350	$63,846	1,428,874	$26,730,850
Shares repurchased	(28,339)	(527,103)	(3,413,602)	(63,842,688)
Dividends reinvested	53,791	931,118	4,005,765	69,179,563
Net increase (decrease)	28,802	$467,861	2,021,037	$32,067,725

For the year ended July 31, 2021:

	Class A
	Shares	Amount
Shares sold	18,139	$339,509
Shares repurchased	(121,564)	(2,082,236)
Dividends reinvested	15,361	264,214
Net increase (decrease)	(88,064)	$(1,478,513)

	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	5,411	$95,692	3,732,771	$63,668,880
Shares repurchased	(108,855)	(1,928,416)	(7,865,101)	(133,246,555)
Dividends reinvested	10,072	172,239	680,792	11,614,309
Net increase (decrease)	(93,372)	$(1,660,485)	(3,451,538)	$(57,963,366)

PACE International Emerging Markets Equity Investments
For the six months ended January 31, 2022:

	Class A
	Shares	Amount
Shares sold	101,828	$1,609,069
Shares repurchased	(110,986)	(1,753,294)
Dividends reinvested	30,999	442,980
Net increase (decrease)	21,841	$298,755

	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	2,163	$35,027	871,970	$14,018,709
Shares repurchased	(11,478)	(189,794)	(1,435,128)	(23,146,130)
Dividends reinvested	38,215	551,067	2,533,169	36,325,649
Net increase (decrease)	28,900	$396,300	1,970,011	$27,198,228

PACE Select Advisors Trust

Notes to financial statements (unaudited)

For the year ended July 31, 2021:

	Class A
	Shares	Amount
Shares sold	41,220	$700,397
Shares repurchased	(79,512)	(1,334,431)
Dividends reinvested	2,705	44,315
Net increase (decrease)	(35,587)	$(589,719)

	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	7,335	$125,465	1,526,456	$25,382,831
Shares repurchased	(117,053)	(1,945,573)	(3,914,782)	(63,873,756)
Dividends reinvested	4,319	71,343	248,707	4,086,258
Net increase (decrease)	(105,399)	$(1,748,765)	(2,139,619)	$(34,404,667)

PACE Global Real Estate Securities Investments
For the six months ended January 31, 2022:

	Class A		Class P
	Shares	Amount	Shares	Amount
Shares sold	895	$7,298	511,775	$4,093,873
Shares repurchased	(2,810)	(23,204)	(993,770)	(7,978,108)
Dividends reinvested	1,119	9,321	419,761	3,345,491
Net increase (decrease)	(796)	$(6,585)	(62,234)	$(538,744)

For the year ended July 31, 2021:

	Class A		Class P
	Shares	Amount	Shares	Amount
Shares sold	2,303	$17,099	1,677,431	$11,032,941
Shares repurchased	(4,863)	(33,413)	(2,801,007)	(18,512,133)
Dividends reinvested	1,011	6,865	378,327	2,459,129
Net increase (decrease)	(1,549)	$(9,449)	(745,249)	$(5,020,063)

PACE Alternative Strategies Investments
For the six months ended January 31, 2022:

	Class A
	Shares	Amount
Shares sold	466	$4,935
Shares repurchased	(28,476)	(317,819)
Dividends reinvested	28,355	298,292
Net increase (decrease)	345	$(14,592)

	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	265	$2,959	1,696,475	$18,863,208
Shares repurchased	(1,147)	(12,134)	(2,866,077)	(31,714,704)
Dividends reinvested	2,539	26,763	2,447,827	25,677,704
Net increase (decrease)	1,657	$17,588	1,278,225	$12,826,208

PACE Select Advisors Trust

Notes to financial statements (unaudited)

For the year ended July 31, 2021:

	Class A
	Shares	Amount
Shares sold	3,039	$34,098
Shares repurchased	(81,116)	(909,876)
Dividends reinvested	23,895	264,761
Net increase (decrease)	(54,182)	$(611,017)

	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	1,633	$18,409	3,179,207	$35,664,976
Shares repurchased	(1,351)	(15,264)	(6,235,644)	(69,786,890)
Dividends reinvested	1,878	20,773	1,899,549	20,933,034
Net increase (decrease)	2,160	$23,918	(1,156,888)	$(13,188,880)

Federal tax status

Each of the Portfolios intends to distribute substantially all of its income and to comply with the other requirements of the Internal Revenue Code applicable to regulated investment companies. Accordingly, no provision for federal income taxes is required. In addition, by distributing during each calendar year substantially all of its net investment income, net realized capital gains and certain other amounts, if any, each Portfolio intends not to be subject to a federal excise tax.

The tax character of distributions paid during the fiscal year ended July 31, 2021 was as follows:

Portfolio	Tax-exempt income	Ordinary income	Long term realized capital gains	Return of capital
UBS Government Money Market Investments Fund	$—	$29,838	$—	$—
PACE Mortgage-Backed Securities Fixed Income Investments	—	9,882,874	—	—
PACE Intermediate Fixed Income Investments	—	8,916,813	4,017,877	—
PACE Strategic Fixed Income Investments	—	37,645,327	8	—
PACE Municipal Fixed Income Investments	6,430,117	1,063,219	809,209	—
PACE Global Fixed Income Investments	—	10,154,707	—	—
PACE High Yield Investments	—	14,608,937	—	—
PACE Large Co Value Equity Investments	—	13,743,859	—	—
PACE Large Co Growth Equity Investments	—	19,575,064	172,284,178	—
PACE Small/Medium Co Value Equity Investments	—	2,668,608	—	—
PACE Small/Medium Co Growth Equity Investment	—	2,802,015	27,385,767	—
PACE International Equity Investments	—	12,972,872	—	—
PACE International Emerging Markets Equity Investments	—	4,500,472	—	—
PACE Global Real Estate Securities Investments	—	2,646,376	—	—
PACE Alternative Strategies Investments	—	22,397,157	—	—

The tax character of distributions paid and the components of accumulated earnings (deficit) on a tax basis for the current fiscal year will be determined after the Trust's fiscal year ending July 31, 2022.

PACE Select Advisors Trust

Notes to financial statements (unaudited)

For federal income tax purposes, the estimated cost and unrealized appreciation (depreciation) in value of investments, including derivatives, held at January 31, 2022 were as follows:

Portfolio	Cost of investments	Gross unrealized appreciation	Gross unrealized depreciation	Net unrealized appreciation (depreciation) on investments
UBS Government Money Market Investments Fund	$276,559,169	$—	$—	$—
PACE Mortgage-Backed Securities Fixed Income Investments	456,270,382	7,728,524	(8,398,688)	(670,164)
PACE Intermediate Fixed Income Investments	406,232,157	7,524,546	(10,002,730)	(2,478,184)
PACE Strategic Fixed Income Investments	77,37,11,604	17,263,177	(19,554,292)	(2,291,115)
PACE Municipal Fixed Income Investments	294,437,824	12,541,349	(2,322,105)	10,219,244
PACE Global Fixed Income Investments	262,915,098	5,141,180	(12,783,337)	(7,642,157)
PACE High Yield Investments	291,953,351	6,111,680	(19,193,711)	(13,082,031)
PACE Large Co Value Equity Investments	964,773,612	186,085,551	(30,845,572)	155,239,979
PACE Large Co Growth Equity Investments	966,329,586	204,707,144	(36,069,476)	168,637,668
PACE Small/Medium Co Value Equity Investments	357,281,442	114,275,717	(9,461,608)	104,814,109
PACE Small/Medium Co Growth Equity Investments	388,308,615	63,797,834	(43,583,651)	20,214,183
PACE International Equity Investments	834,485,641	210,337,159	(47,566,507)	162,770,652
PACE International Emerging Markets Equity Investments	341,445,922	64,382,393	(33,149,545)	31,232,848
PACE Global Real Estate Securities Investments	100,907,579	12,151,571	(2,850,458)	9,301,113
PACE Alternative Strategies Investments	214,737,018	40,668,822	(30,441,774)	10,227,048

Net capital losses recognized by the Portfolios may be carried forward indefinitely, and retain their character as short-term and/or long-term losses.

At July 31, 2021, the following Portfolios had net capital losses that will be carried forward indefinitely as follows:

Portfolio	Short-term	Long-term	Total
UBS Government Money Market Investments Fund	$560	$—	$560
PACE Mortgage-Backed Securities Fixed Income Investments	—	21,786,330	21,786,330
PACE High Yield Investments	—	11,449,053	11,449,053
PACE Global Real Estate Securities Investments	2,719,500	8,345,305	11,064,805

Qualified late year losses are deemed to arise on the first business day of a Portfolio's next taxable year. For the year ended July 31, 2021, there were no qualified late year losses deferred.

At July 31, 2021, the effect of permanent "book/tax" reclassifications resulted in increases and decreases to components of the Portfolios' net assets as follows:

Portfolio	Distributable earnings (accumulated losses)	Beneficial interest
PACE International Equity Investments	$545,332	$(545,332)
PACE Global Real Estate Securities Investments	8	(8)

These differences are primarily due to net operating losses and distributions in excess of net investment income.

ASC 740-10 "Income Taxes—Overall" sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken. The Portfolios have conducted an analysis and concluded as of

PACE Select Advisors Trust

Notes to financial statements (unaudited)

January 31, 2022, there are no significant uncertain tax positions taken or expected to be taken that would require recognition in the financial statements. It is each Portfolio's policy to record any significant foreign tax exposures in the financial statements. The Portfolios recognize interest and penalties, if any, related to uncertain tax positions as incur any interest or penalties. Capital gains realized by the Portfolios on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.

Under the applicable foreign tax laws, gains on certain securities held in certain foreign countries may be subject to taxes will be paid by the Portfolios.

Each of the tax years in the four year period ended July 31, 2021, remains subject to examination by the Internal Revenue Service and state taxing authorities.

PACE Select Advisors Trust

General information (unaudited)

Monthly and quarterly portfolio holdings disclosure

The Portfolios, except UBS Government Money Market Investments Fund, filed their complete schedules of portfolio holdings with the US Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT. The Form N-PORT reports are available on the SEC's website at http://www.sec.gov. (Please note that on the SEC's website, the "filing type" designation for this information may be "NPORTEX.") Additionally, you may obtain copies of Form N-PORT for the first and third quarters of each fiscal year from the Funds upon request by calling 1-800-647 1568. UBS Government Money Market Investments Fund, filed its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year through August 1, 2019 on Form N-Q. Effective August 1, 2019, Form N-Q is no longer required to be filed. The Portfolio's historical filings on Form N-Q are available on the SEC's website at http://www.sec.gov. Additionally, you may obtain copies of Forms N-Q from the Portfolio upon request by calling 1-800-647 1568.

In addition, UBS Government Money Market Investments Fund discloses, on a monthly basis: (a) a complete schedule of its portfolio holdings; and (b) information regarding its weighted average maturity and weighted average life on UBS website at the following internet address: www.ubs.com/usmoneymarketfunds. In addition, at this location, you will find a link to more detailed Portfolio information appearing in filings with the SEC on Form N-MFP. Investors also may find additional information about this Portfolio at the above referenced UBS Website internet address.

Proxy voting policies, procedures and record

You may obtain a description of each Portfolio's (1) proxy voting policies, (2) proxy voting procedures and (3) information regarding how a Portfolio voted any proxies related to portfolio securities during the most recent 12-month period ended June 30 for which an SEC filing has been made, without charge, upon request by contacting a Portfolio directly at 1-800-647 1568, online on a Portfolio's website: www.ubs.com/ubsam-proxy, or on the EDGAR Database on the SEC's website (http://www.sec.gov).

PACE Select Advisors Trust

Board approvals of sub-advisory agreements (unaudited)

November 2021 Board Meeting

GQG Partners LLC ("GQG")

Background—At a meeting of the board of PACE Select Advisors Trust (the "Trust") on November 16-17, 2021, the members of the board, including the trustees who are not "interested persons" of the Trust (the "Independent Trustees") as defined in the Investment Company Act of 1940, as amended, considered and approved the proposed sub-advisory agreement between UBS Asset Management (Americas) Inc. ("UBS AM") and GQG (the "Sub-Advisory Agreement") with respect to PACE Large Co Growth Equity Investments (the "Portfolio"). Management discussed with the board its proposal to terminate Mar Vista Capital Management, LLC as sub-advisor and to reallocate a portion of the resulting difference in proposed target allocations to GQG (with the remaining difference in proposed target allocations to be reallocated to a different sub-advisor). In considering the approval of the Sub-Advisory Agreement, the board was able to draw on its knowledge of the Trust, its portfolios and UBS AM. The board recognized its familiarity with UBS AM and the investment management and sub-advisory agreements for this and the other portfolios of the Trust, including the extensive materials the board had previously reviewed in connection with the annual reconsideration of the contracts for the portfolios. The board also received a memorandum from UBS AM discussing UBS AM's reasons for recommending GQG as a sub-advisor to the Portfolio.

In its consideration of the approval of the Sub-Advisory Agreement, the board considered the following factors:

Nature, extent and quality of the services under the Sub-Advisory Agreement—The board's evaluation of the services to be provided by GQG to the Portfolio took into account the board's knowledge and familiarity gained as board members of funds in the UBS New York fund complex, including the Trust and its portfolios. It reviewed the purposes and investment objective of the Portfolio and UBS AM's overall plan to meet the Portfolio's stated purposes and objective. The board considered management's reasons for recommending the appointment of GQG as a sub-advisor to the Portfolio, including its "due diligence" concerning GQG and its belief that GQG's US equity strategy would benefit the Portfolio by, among other reasons, improving the Portfolio's risk-adjusted returns over full business cycles. The board also received materials from GQG detailing its investment philosophy and spoke with representatives of GQG, who discussed with the board that investment philosophy and process and the backgrounds and qualifications of the portfolio management team. The board concluded that, overall, it was satisfied with the nature, extent and quality of services expected to be provided to the Portfolio under the proposed Sub-Advisory Agreement.

Sub-advisory fee—The board reviewed and considered the proposed contractual sub-advisory fee to be payable by UBS AM to GQG in light of the nature, extent and quality of the sub-advisory services anticipated to be provided by GQG. The board noted that the proposed contractual sub-advisory fee, along with the other sub-advisory changes proposed by UBS AM, would result in an increase in the annualized sub-advisory fees paid by UBS AM with respect to the Portfolio. The board determined that the proposed sub-advisory fee was reasonable in light of the nature, extent and quality of the services proposed to be provided to the Portfolio under the Sub-Advisory Agreement.

Fund performance—The board received and considered performance information for the strategy provided by GQG. The board also noted that, as GQG would be a new sub-advisor to the Portfolio, the current performance of the Portfolio was not a significant factor in the consideration of the approval of the Sub-Advisory Agreement.

Advisor profitability—Profitability of GQG or its affiliates or UBS AM or its affiliates in providing services to the Portfolio was not a significant factor considered by the board, as the sub-advisory fee would be paid by UBS AM out of the management fee paid to it by the Portfolio, and not by the Portfolio.

PACE Select Advisors Trust

Board approvals of sub-advisory agreements (unaudited)

Economies of scale—The board noted that, as the sub-advisory fee for the Portfolio would be paid by UBS AM, not by the Portfolio, consideration of economies of scale with respect specifically to the sub-advisory fee was not relevant.

Other benefits to GQG—The board was informed by management that GQG's relationship with the Portfolio would be limited to its provision of sub-advisory services to the Portfolio and that therefore management believed that GQG would not receive tangible ancillary benefits as a result of its relationship with the Portfolio, with the exception of possible benefits from soft dollars (e.g., research credits related to transaction commissions) for the Portfolio (which would also potentially benefit the Portfolio). The board recognized that GQG could receive intangible benefits from its association with the Portfolio, such as increased name recognition or publicity from being selected as a sub-advisor to the Portfolio after an extensive review process. Similarly, the Portfolio could benefit from having a sub-advisor with an established or well-regarded reputation.

In light of all of the foregoing, the board, including a majority of the Independent Trustees, approved the proposed Sub-Advisory Agreement for the Portfolio. No single factor reviewed by the board was identified by the board as the principal factor in determining whether to approve the Sub-Advisory Agreement. The Independent Trustees were advised by separate independent legal counsel throughout the process.

PACE Select Advisors Trust

Board approvals of sub-advisory agreements (unaudited)

November 2021 Board Meeting

Polen Capital Management, LLC ("Polen")

Background—At a meeting of the board of PACE Select Advisors Trust (the "Trust") on November 16-17, 2021, the members of the board, including the trustees who are not "interested persons" of the Trust (the "Independent Trustees") as defined in the Investment Company Act of 1940, as amended, considered and approved the proposed sub-advisory agreement between UBS Asset Management (Americas) Inc. ("UBS AM") and Polen (the "Sub-Advisory Agreement") with respect to PACE Large Co Growth Equity Investments (the "Portfolio"). Management discussed with the board its proposal to terminate Mar Vista Capital Management, LLC as sub-advisor and to reallocate a portion of the resulting difference in proposed target allocations to Polen (with the remaining difference in proposed target allocations to be reallocated to a different sub-advisor). In considering the approval of the Sub-Advisory Agreement, the board was able to draw on its knowledge of the Trust, its portfolios and UBS AM. The board recognized its familiarity with UBS AM and the investment management and sub-advisory agreements for this and the other portfolios of the Trust, including the extensive materials the board had previously reviewed in connection with the annual reconsideration of the contracts for the portfolios. The board also received a memorandum from UBS AM discussing UBS AM's reasons for recommending Polen as a sub-advisor to the Portfolio.

In its consideration of the approval of the Sub-Advisory Agreement, the board considered the following factors:

Nature, extent and quality of the services under the Sub-Advisory Agreement—The board's evaluation of the services to be provided by Polen to the Portfolio took into account the board's knowledge and familiarity gained as board members of funds in the UBS New York fund complex, including the Trust and its portfolios. It reviewed the purposes and investment objective of the Portfolio and UBS AM's overall plan to meet the Portfolio's stated purposes and objective. The board considered management's reasons for recommending the appointment of Polen as a sub-advisor to the Portfolio, including its "due diligence" concerning Polen and its belief that Polen's focus growth strategy would benefit the Portfolio by, among other reasons, improving the Portfolio's risk-adjusted returns over full business cycles. The board also received materials from Polen detailing its investment philosophy and spoke with representatives of Polen, who discussed with the board that investment philosophy and process and the backgrounds and qualifications of the portfolio management team. The board concluded that, overall, it was satisfied with the nature, extent and quality of services expected to be provided to the Portfolio under the proposed Sub-Advisory Agreement.

Sub-advisory fee—The board reviewed and considered the proposed contractual sub-advisory fee to be payable by UBS AM to Polen in light of the nature, extent and quality of the sub-advisory services anticipated to be provided by Polen. The board noted that the proposed contractual sub-advisory fee, along with the other sub-advisory changes proposed by UBS AM, would result in an increase in the annualized sub-advisory fees paid by UBS AM with respect to the Portfolio. The board determined that the proposed sub-advisory fee was reasonable in light of the nature, extent and quality of the services proposed to be provided to the Portfolio under the Sub-Advisory Agreement.

Fund performance—The board received and considered performance information for the strategy provided by Polen. The board also noted that, as Polen would be a new sub-advisor to the Portfolio, the current performance of the Portfolio was not a significant factor in the consideration of the approval of the Sub-Advisory Agreement.

Advisor profitability—Profitability of Polen or its affiliates or UBS AM or its affiliates in providing services to the Portfolio was not a significant factor considered by the board, as the sub-advisory fee would be paid by UBS AM out of the management fee paid to it by the Portfolio, and not by the Portfolio.

PACE Select Advisors Trust

Board approvals of sub-advisory agreements (unaudited)

Economies of scale—The board noted that, as the sub-advisory fee for the Portfolio would be paid by UBS AM, not by the Portfolio, consideration of economies of scale with respect specifically to the sub-advisory fee was not relevant.

Other benefits to Polen—The board was informed by management that Polen's relationship with the Portfolio would be limited to its provision of sub-advisory services to the Portfolio and that therefore management believed that Polen would not receive tangible ancillary benefits as a result of its relationship with the Portfolio, with the exception of possible benefits from soft dollars (e.g., research credits related to transaction commissions) for the Portfolio (which would also potentially benefit the Portfolio). The board recognized that Polen could receive intangible benefits from its association with the Portfolio, such as increased name recognition or publicity from being selected as a sub-advisor to the Portfolio after an extensive review process. Similarly, the Portfolio could benefit from having a sub-advisor with an established or well-regarded reputation.

In light of all of the foregoing, the board, including a majority of the Independent Trustees, approved the proposed Sub-Advisory Agreement for the Portfolio. No single factor reviewed by the board was identified by the board as the principal factor in determining whether to approve the Sub-Advisory Agreement. The Independent Trustees were advised by separate independent legal counsel throughout the process.

Trustees

Alan S. Bernikow
Chairman

Richard R. Burt

Bernard H. Garil

Heather R. Higgins

Investment Manager and
Administrator

UBS Asset Management (Americas) Inc.
787 Seventh Avenue
New York, New York 10019

Principal Underwriter

UBS Asset Management (US) Inc.
787 Seventh Avenue
New York, New York 10019

The financial information included herein is taken from the records of the Portfolio without examination by independent registered public accountants who do not express an opinion thereon.

This report is not to be used in connection with the offering of shares of the Portfolios unless accompanied or preceded by an effective prospectus.

©UBS 2022. All rights reserved.
UBS Asset Management (Americas) Inc.

PRESORTED
STANDARD
U.S. POSTAGE
PAID
COMPUTERSHARE

UBS Asset Management (Americas) Inc.

787 Seventh Avenue

New York, NY 10019

S276

UBS Government Money Market Investments Fund

Semiannual Report | January 31, 2022

UBS Government Money Market Investments Fund

March 16, 2022

Dear Shareholder,

We present you with the semiannual report for UBS Government Money Market Investments Fund (the "Fund" or "Portfolio") for the 6 months ended January 31, 2022 (the "reporting period").

Performance

The seven-day current yield for the Fund as of January 31, 2022 was 0.01% (after fee waivers/expense reimbursements).1 For more information on the Fund's performance, refer to "Yields and characteristics at a glance" on page 5. Please remember that the PACE program fee is assessed outside the Portfolio at the PACE program account level. The program fee does not impact the determination of the Portfolio's net asset value per share. (This also applies with respect to certain other advisory programs where the Portfolio's shares are available.)

1  Class P shares held through the PACE Select Advisors Program are subject to a maximum Program fee of 2.50%, which, if included, would have reduced performance. Class P shares held through other advisory programs also may be subject to a program fee, which, if included, would have reduced performance.

PACE Select Advisors Trust—UBS Government Money Market Investments Fund

Investment Advisor:

UBS Asset Management (Americas) Inc.

Portfolio Manager:

Robert Sabatino

Objective:

Current income consistent with preservation of capital and liquidity

Investment process:

The Portfolio is a money market mutual fund and seeks to maintain a stable price of $1.00 per share, although it may be possible to lose money by investing in this Portfolio. The Portfolio invests in a diversified portfolio of high quality money market instruments of governmental issuers and related repurchase agreements. Security selection is based on the assessment of relative values and changes in market and economic conditions.

1

UBS Government Money Market Investments Fund

Advisor's Comments

While the US Federal Reserve (the "Fed") maintained its highly accommodative monetary policy, in late 2021 the central bank indicated that it would soon raise the federal funds target rate in an attempt to curb inflation. The Fed also indicated that it would likely begin reducing its sizable balance sheet in 2022.

We tactically adjusted the Portfolio's weighted average maturity ("WAM") throughout the six-month review period. When the reporting period began, the Portfolio had a WAM of 41 days. This was 44 days at the end of the reporting period.

A number of adjustments were made to the Portfolio's sector and issuer positioning during the six-month period. We reduced the Portfolio's exposure to US Treasury obligations and repurchase agreements. Meanwhile, we increased its position in US government and agency obligations. (Repurchase agreements are transactions in which the seller of a security agrees to buy it back at a predetermined time and price or upon demand.) We thank you for your continued support and welcome any comments or questions you may have. For any additional information on the UBS family of funds*, please contact your financial advisor, or visit us at www.ubs.com/am-us.

Sincerely,

Igor Lasun President PACE Select Advisors Trust Managing Director UBS Asset Management (Americas) Inc.	Robert Sabatino Portfolio Manager, UBS Government Money Market Investments Fund Managing Director, UBS Asset Management (Americas) Inc.

2

UBS Government Money Market Investments Fund

This letter is intended to assist shareholders in understanding how the Fund performed during the six-month period ended January 31, 2022. The views and opinions in the letter were current as of March 16, 2022. They are not guarantees of future performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund's future investment intent. We encourage you to consult your financial advisor regarding your personal investment program.

*  Mutual funds are sold by prospectus only. You should read it carefully and consider a fund's investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. Prospectuses for most of our funds can be obtained from your financial advisor, by calling UBS Funds at 800-647 1568 or by visiting our Website at www.ubs.com/am-us.

3

UBS Government Money Market Investments Fund

Understanding your Portfolio's expenses (unaudited)

As a shareholder of the Portfolio, you incur two types of costs: (1) on-going program fees; and (2) ongoing Portfolio costs, including management fees and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The example below is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, August 1, 2021 to January 31, 2022.

Actual expenses

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over a period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading "Expenses paid during period" to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate your actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

4

UBS Government Money Market Investments Fund

Understanding your Portfolio's expenses (unaudited) (concluded)

Please note that the expenses shown in the table are meant to highlight your ongoing Portfolio costs only and do not reflect any program fees. Therefore, the second line in the table is useful in comparing ongoing Portfolio costs only, and will not help you determine the relative total costs of owning different funds. In addition, if program fees were included, your costs would have been higher.

	Beginning account value August 1, 2021	Ending account value January 31, 2022	Expenses paid during period[1] 08/01/21 to 01/31/22	Expense ratio during the period
Actual	$1,000.00	$1,000.10	$0.25	0.05%
Hypothetical (5% annual return before expenses)	1,000.00	1,024.95	0.26	0.05

1  Expenses are equal to the Portfolio's annualized net expense ratios, multiplied by the average account value over the period, multiplied by 184 divided by 365 (to reflect the one-half year period).

5

UBS Government Money Market Investments Fund

Yields and characteristics at a glance—January 31, 2022 (unaudited)

Yields and characteristics
Seven-day current yield after fee waivers and/or expense reimbursements[1]	0.01%
Seven-day effective yield after fee waivers and/or expense reimbursements[1]	0.01
Seven-day current yield before fee waivers and/or expense reimbursements[1]	(0.56)
Seven-day effective yield before fee waivers and/or expense reimbursements[1]	(0.56)
Weighted average maturity[2]	44 days
Portfolio composition[3]
U.S. Treasury obligations	40.5%
U.S. government agency obligations	35.4
Repurchase agreements	24.9
Liabilities in excess of other assets	(0.8)
Total	100.0%

You could lose money by investing in UBS Government Money Market Investments Fund. Although the portfolio seeks to preserve the value of your investment at $1.00 per share, the portfolio cannot guarantee it will do so. An investment in UBS Government Money Market Investments Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation ("FDIC") or any other government agency. UBS Government Money Market Investments Fund's sponsor has no legal obligation to provide financial support to UBS Government Money Market Investments Fund at any time.

Not FDIC insured. May lose value. No bank guarantee.

1  Yields will fluctuate and reflect fee waivers and/or expense reimbursements, if any, unless otherwise noted. Performance data quoted represents past performance. Past performance does not guarantee future results. Current performance may be higher or lower than the performance data quoted.

2  The portfolio is actively managed and its weighted average maturity will differ over time.

3  Weightings represent percentages of the Portfolio's net assets as of the date indicated. The portfolio is actively managed and its composition will vary over time.

6

UBS Government Money Market Investments Fund

Portfolio of investments—January 31, 2022

(unaudited)

	Face amount	Value
U.S. government agency obligations—35.4%
Federal Farm Credit Bank
0.060%, due 06/07/22[1]	$2,000,000	$1,999,580
SOFR + 0.013%,
0.063%, due 01/30/23[2]	2,000,000	2,000,000
0.070%, due 08/10/22	1,500,000	1,499,993
0.070%, due 08/19/22	1,500,000	1,499,930
SOFR + 0.025%,
0.075%, due 08/04/23[2]	1,000,000	1,000,000
SOFR + 0.025%,
0.075%, due 08/10/23[2]	500,000	500,000
SOFR + 0.025%,
0.075%, due 08/28/23[2]	1,000,000	1,000,000
SOFR + 0.025%,
0.075%, due 09/08/23[2]	1,000,000	1,000,000
SOFR + 0.025%,
0.075%, due 09/27/23[2]	500,000	500,000
SOFR + 0.025%,
0.075%, due 10/27/23[2]	1,000,000	1,000,000
SOFR + 0.030%,
0.080%, due 10/13/23[2]	1,000,000	1,000,000
SOFR + 0.030%,
0.080%, due 10/20/23[2]	500,000	500,000
SOFR + 0.030%,
0.080%, due 10/27/23[2]	1,500,000	1,500,000
SOFR + 0.035%,
0.085%, due 04/21/23[2]	500,000	500,000
SOFR + 0.035%,
0.085%, due 04/27/23[2]	500,000	500,000
SOFR + 0.035%,
0.085%, due 06/16/23[2]	1,000,000	1,000,000
SOFR + 0.040%,
0.090%, due 11/02/23[2]	1,000,000	1,000,000
SOFR + 0.050%,
0.100%, due 11/21/22[2]	750,000	750,000
SOFR + 0.055%,
0.105%, due 02/09/23[2]	500,000	500,000

7

UBS Government Money Market Investments Fund

Portfolio of investments—January 31, 2022

(unaudited)

	Face amount	Value
U.S. government agency obligations—(continued)
SOFR + 0.060%,
0.110%, due 01/20/23[2]	$500,000	$500,000
Federal Farm Credit Banks Funding Corp.
SOFR + 0.018%,
0.068%, due 07/13/23[2]	1,500,000	1,499,285
SOFR + 0.025%,
0.075%, due 12/16/22[2]	2,500,000	2,499,978
SOFR + 0.025%,
0.075%, due 11/30/23[2]	500,000	499,767
SOFR + 0.040%,
0.090%, due 03/10/23[2]	1,000,000	1,000,000
SOFR + 0.050%,
0.100%, due 08/22/23[2]	500,000	500,000
SOFR + 0.060%,
0.110%, due 12/13/23[2]	500,000	500,000
SOFR + 0.070%,
0.120%, due 12/14/23[2]	1,000,000	1,000,000
Federal Home Loan Bank
0.050%, due 03/17/22	1,500,000	1,499,979
0.056%, due 04/22/22[1]	2,000,000	1,999,751
SOFR + 0.010%,
0.060%, due 03/16/22[2]	1,500,000	1,500,000
SOFR + 0.010%,
0.060%, due 03/30/22[2]	1,000,000	1,000,000
SOFR + 0.010%,
0.060%, due 06/23/22[2]	2,000,000	2,000,000
SOFR + 0.010%,
0.060%, due 07/25/22[2]	2,000,000	2,000,000
SOFR + 0.010%,
0.060%, due 08/19/22[2]	3,000,000	3,000,000
SOFR + 0.010%,
0.060%, due 09/06/22[2]	3,000,000	3,000,000
SOFR + 0.060%,
0.110%, due 12/15/22[2]	1,000,000	1,000,000
SOFR + 0.090%,
0.140%, due 08/19/22[2]	1,000,000	1,000,000

8

UBS Government Money Market Investments Fund

Portfolio of investments—January 31, 2022

(unaudited)

	Face amount	Value
U.S. government agency obligations—(concluded)
Federal Home Loan Bank
0.170%, due 04/18/22[1]	$2,000,000	$1,999,282
0.210%, due 05/03/22[1]	3,000,000	2,998,407
0.210%, due 12/12/22	1,000,000	1,000,000
0.280%, due 05/23/22[1]	3,000,000	2,997,410
Federal Home Loan Bank Discount Notes
0.045%, due 02/02/22[1]	9,000,000	8,999,989
0.045%, due 02/04/22[1]	9,000,000	8,999,966
0.075%, due 07/15/22[1]	1,500,000	1,499,488
0.092%, due 04/08/22[1]	1,500,000	1,499,747
0.128%, due 06/10/22[1]	1,500,000	1,499,312
0.170%, due 06/24/22[1]	1,500,000	1,498,987
0.190%, due 04/27/22[1]	3,000,000	2,998,654
0.194%, due 04/29/22[1]	3,000,000	2,998,593
0.282%, due 07/15/22[1]	1,500,000	1,498,073
Federal Home Loan Mortgage Corp.
SOFR + 0.095%,
0.145%, due 08/19/22[2]	2,000,000	2,000,000
SOFR + 0.100%,
0.150%, due 07/29/22[2]	3,000,000	3,000,000
SOFR + 0.190%,
0.240%, due 05/11/22[2]	2,000,000	2,000,000
Federal National Mortgage Association
SOFR + 0.180%,
0.230%, due 05/13/22[2]	2,000,000	2,000,000
SOFR + 0.200%,
0.250%, due 06/15/22[2]	2,500,000	2,500,000
Total U.S. government agency obligations (cost—$97,236,171)		97,236,171
U.S. Treasury obligations—40.5%
U.S. Cash Management Bill
0.051%, due 02/01/22[1]	3,000,000	3,000,000
0.056%, due 03/01/22[1]	3,000,000	2,999,872
0.076%, due 04/05/22[1]	3,000,000	2,999,606
0.091%, due 04/12/22[1]	3,000,000	2,999,475
9

UBS Government Money Market Investments Fund

Portfolio of investments—January 31, 2022

(unaudited)

	Face amount	Value
U.S. Treasury obligations—(continued)
0.145%, due 04/19/22[1]	$4,000,000	$3,998,779
0.152%, due 05/10/22[1]	3,000,000	2,998,775
0.203%, due 05/17/22[1]	3,000,000	2,998,250
0.279%, due 05/24/22[1]	3,000,000	2,997,433
U.S. Treasury Bills
0.039%, due 02/10/22[1]	6,000,000	5,999,945
0.046%, due 03/24/22[1]	3,000,000	2,999,809
0.051%, due 02/17/22[1]	2,000,000	1,999,956
0.051%, due 02/24/22[1]	3,000,000	2,999,904
0.051%, due 03/31/22[1]	3,000,000	2,999,758
0.052%, due 03/08/22[1]	7,000,000	6,999,674
0.056%, due 02/03/22[1]	3,000,000	2,999,991
0.056%, due 03/03/22[1]	3,000,000	2,999,862
0.056%, due 03/15/22[1]	3,000,000	2,999,808
0.056%, due 03/17/22[1]	3,000,000	2,999,798
0.061%, due 04/28/22[1]	3,000,000	2,999,570
0.063%, due 03/22/22[1]	4,000,000	3,999,664
0.066%, due 05/05/22[1]	3,000,000	2,999,496
0.066%, due 05/12/22[1]	3,000,000	2,999,458
0.066%, due 05/19/22[1]	3,000,000	2,999,420
0.071%, due 03/29/22[1]	3,000,000	2,999,673
0.072%, due 05/26/22[1]	3,000,000	2,999,326
0.080%, due 08/11/22[1]	1,000,000	999,584
0.091%, due 04/07/22[1]	3,000,000	2,999,513
0.091%, due 06/02/22[1]	3,000,000	2,999,093
0.107%, due 06/09/22[1]	3,000,000	2,998,880
0.122%, due 04/14/22[1]	3,000,000	2,999,280
0.170%, due 04/21/22[1]	4,000,000	3,998,541
0.223%, due 07/07/22[1]	3,000,000	2,997,140
0.279%, due 07/14/22[1]	3,000,000	2,996,265
0.371%, due 07/21/22[1]	1,000,000	998,276

10

UBS Government Money Market Investments Fund

Portfolio of investments—January 31, 2022

(unaudited)

	Face amount	Value
U.S. Treasury obligations—(concluded)
U.S. Treasury Notes
0.125%, due 08/31/22	$1,000,000	$1,000,254
1.500%, due 09/15/22	2,000,000	2,017,519
1.875%, due 02/28/22	1,000,000	1,001,351
Total U.S. Treasury obligations (cost—$110,992,998)		110,992,998
Repurchase agreements—24.9%
Repurchase agreement dated 01/31/22 with Fixed Income Clearing Corp., 0.020% due 02/01/22, collateralized by $766,600 U.S. Treasury Notes, 1.250% due 06/30/28; (value—$744,662); proceeds: $730,000.	730,000	730,000
Repurchase agreement dated 01/31/22 with Goldman Sachs, 0.050% due 02/01/22, collateralized by $60,401,500 U.S. Treasury Notes, 2.750% due 02/28/25; (value—$63,545,575) and $7,034,761 U.S. Treasury Bond Strips, 0.000% due 11/15/34; (value—$5,406,425); proceeds: $67,600,094	67,600,000	67,600,000
Total repurchase agreements (cost—$68,330,000)		68,330,000
Total investments (cost—$276,559,169 which approximates cost for federal income tax purposes)—100.8%		276,559,169
Liabilities in excess of other assets—(0.8)%		(2,067,809)
Net assets—100.0%		$274,491,360

11

UBS Government Money Market Investments Fund

Portfolio of investments—January 31, 2022

(unaudited)

Fair valuation summary

The following is a summary of the fair valuations according to the inputs used as of January 31, 2022 in valuing the Portfolio's investments. In the event a Portfolio holds investments for which fair value is measured using the NAV per share practical expedient (or its equivalent), a separate column will be added to the fair value hierarchy table; this is intended to permit reconciliation to the amounts presented in the Portfolio of investments:

Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
U.S. government agency obligations	$—	$97,236,171	$—	$97,236,171
U.S. Treasury obligations	—	110,992,998	—	110,992,998
Repurchase agreements	—	68,330,000	—	68,330,000
Total	$—	$276,559,169	$—	$276,559,169

At January 31, 2022, there were no transfers in or out of Level 3.

Portfolio footnotes

1  Rate shown is the discount rate at the date of purchase unless otherwise noted.

2  Variable or floating rate security. The interest rate shown is the rate in effect as of period end and changes periodically.

Portfolio acronyms

SOFR  Secured Overnight Financing Rate

See accompanying notes to financial statements
12

UBS Government Money Market Investments Fund

Statement of assets and liabilities—January 31, 2022 (unaudited)

Assets:
Investments at value (cost—$208,229,169)	$208,229,169
Repurchase agreements at value (cost—$68,330,000)	68,330,000
Total investments in securities, at value (cost—$276,559,169)	276,559,169
Cash	758
Receivable for fund shares sold	2,480,009
Receivable for interest	28,720
Receivable from affiliate	77,321
Other assets	17,273
Total assets	279,163,250
Liabilities:
Payable for investments purchased	2,998,408
Payable for fund shares redeemed	989,204
Dividends payable to shareholders	1,345
Payable to custodian	6,210
Accrued expenses and other liabilities	676,723
Total liabilities	4,671,890
Net assets	$274,491,360
Net assets:
Beneficial interest shares of $0.001 par value (unlimited amount authorized)	$274,492,742
Distributable earnings (accumulated losses)	(1,382)
Net assets	$274,491,360
Shares outstanding	274,491,552
Net asset value	$1.00

See accompanying notes to financial statements
13

UBS Government Money Market Investments Fund

Statement of operations

For the six months ended January 31, 2022 (unaudited)
Investment income:
Interest	$85,218
Expenses:
Investment management and administration fees	336,496
Transfer agency and related services fees	405,014
Custody and fund accounting fees	10,216
Trustees fees	9,762
Professional services fees	42,343
Printing and shareholder report fees	31,118
Federal and state registration fees	18,948
Insurance expense	1,246
Other expenses	28,224
883,367
Fee waivers and/or expense reimbursements by investment manager and administrator	(811,617)
Net expenses	71,750
Net investment income (loss)	13,468
Net realized and unrealized gain (loss)	(230)
Net increase (decrease) in net assets resulting from operations	$13,238

See accompanying notes to financial statements
14

UBS Government Money Market Investments Fund

Statement of changes in net assets

	For the six months ended January 31, 2022 (unaudited)	For the year ended July 31, 2021
From operations:
Net investment income (loss)	$13,468	$29,838
Net realized gain (loss)	(230)	411
Net increase (decrease) in net assets resulting from operations	13,238	30,249
Total distributions	(13,468)	(29,838)
Net increase (decrease) in net assets from beneficial interest transactions	12,138,368	(53,750,555)
Net increase (decrease) in net assets	12,138,138	(53,750,144)
Net assets:
Beginning of period	262,353,222	316,103,366
End of period	$274,491,360	$262,353,222

See accompanying notes to financial statements
15

UBS Government Money Market Investments Fund

Financial highlights

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

Class P

Six months ended January 31, 2022
(unaudited)
Net asset value, beginning of period	$1.00
Net investment income (loss)	0.000[1]
Net realized gain (loss)	(0.000)[1]
Net increase (decrease) from operations	0.000[1]
Dividends from net investment income	(0.000)[1]
Net asset value, end of period	$1.00
Total investment return[2]	0.01%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	0.66%[3]
Expenses after fee waivers and/or expense reimbursements	0.05%[3]
Net investment income (loss)	0.01%[3]
Supplemental data:
Net assets, end of period (000's)	$274,491

1  Amount represents less than $0.0005 or $(0.0005) per share.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and other distributions, if any, at net asset value on the payable dates, and a sale at net asset value on the last day of each period reported. The figures do not include program fees; results would be lower if these fees were included. The investment return for period of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions.

3  Annualized.

See accompanying notes to financial statements
16

	Years ended July 31,
	2021	2020	2019	2018	2017
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00
Net investment income (loss)	0.000[1]	0.008	0.017	0.008	0.001
Net realized gain (loss)	0.000[1]	—	0.000[1]	0.000[1]	(0.000)[1]
Net increase (decrease) from operations	0.000[1]	0.008	0.017	0.008	0.001
Dividends from net investment income	(0.000)[1]	(0.008)	(0.017)	(0.008)	(0.001)
Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00
Total investment return[2]	0.01%	0.76%	1.72%	0.83%	0.11%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	0.65%	0.75%	0.90%	0.89%	0.95%
Expenses after fee waivers and/or expense reimbursements	0.10%	0.49%	0.60%	0.60%	0.52%
Net investment income (loss)	0.01%	0.60%	1.71%	0.82%	0.12%
Supplemental data:
Net assets, end of period (000's)	$262,353	$316,103	$184,602	$188,794	$199,585

17

UBS Government Money Market Investments Fund

Notes to financial statements (unaudited)

Organization and significant accounting policies

UBS Government Money Market Investments Fund (the "Portfolio") is registered with the US Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940, as amended (the "1940 Act"), as a diversified series of PACE Select Advisors Trust (the "Trust"), an open-end management investment company organized as a Delaware statutory trust under the laws of the State of Delaware by Certificate of Trust dated September 9, 1994, as amended June 9, 1995 and thereafter. The trustees of the Trust have authority to issue an unlimited number of shares of beneficial interest, par value $0.001 per share.

The Trust has fifteen series available for investment, each having its own investment objectives and policies. The financial statements for the other series of the Trust are not included herein. Shares of the Portfolio currently are available only to participants in the PACESM Select Advisors Program and the PACESM Multi Advisor Program.

UBS Asset Management (Americas) Inc. ("UBS AM") serves as the investment manager, investment advisor and administrator for the Portfolio. UBS AM is an indirect wholly owned subsidiary of UBS Group AG. UBS Group AG is an internationally diversified organization with headquarters in Zurich, Switzerland. UBS Group AG operates in many areas of the financial services industry.

The Trust accounts separately for the assets, liabilities and operations of each Portfolio. Expenses directly attributable to each Portfolio are charged to that Portfolio's operations; expenses which are applicable to all Portfolios are allocated among them on a pro rata basis.

In the normal course of business, the Portfolio may enter into contracts that contain a variety of representations that provide indemnification for certain liabilities. The Portfolio's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had any prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

18

UBS Government Money Market Investments Fund

Notes to financial statements (unaudited)

The Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") is the exclusive reference of authoritative US generally accepted accounting principles ("US GAAP") recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the SEC under authority of federal laws are also sources of authoritative US GAAP for SEC registrants. The Portfolios' financial statements are prepared in accordance with US GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

In January 2021, the FASB issued Accounting Standards ("FASB") Update No. 2021-01 ("ASU 2021-01"), "Reference Rate Reform (Topic 848)". ASU 2021-01 is an update of ASU 2020-04, which is in response to concerns about structural risks of interbank offered rates, and particularly the risk of cessation of LIBOR, regulators have undertaken reference rate reform initiatives to identify alternative reference rates that are more observable or transaction based and less susceptible to manipulation. ASU 2020-04 provides optional guidance for a limited period of time to ease the potential burden in accounting for (or recognizing the effects of) reference rate reform on financial reporting. ASU 2020-04 is elective and applies to all entities, subject to meeting certain criteria, that have contracts, hedging relationships, and other transactions that reference LIBOR or another reference rate expected to be discontinued because of reference rate reform. The ASU 2021-01 update clarifies that certain optional expedients and exceptions in Topic 848 for contract modifications and hedge accounting apply to derivatives that are affected by the discounting transition. The amendments in this update become effective no later than December 31, 2022, for all entities. Management is currently evaluating the implications, if any, of the additional requirements and its impact on the Funds' financial statements.

The following is a summary of significant accounting policies:

Valuation of investments—Under Rule 2a-7 under the 1940 Act, as amended ("Rule 2a-7"), the Portfolio has adopted a policy to operate

19

UBS Government Money Market Investments Fund

Notes to financial statements (unaudited)

as a "government money market fund". Under Rule 2a-7, a "government money market fund" invests 99.5% or more of its total assets in cash, government securities, and/or repurchase agreements that are collateralized fully (i.e., collateralized by cash and/or government securities). As a "government money market fund", the Portfolio values its investments at amortized cost unless the Portfolio's Board determines that this does not represent fair value. Periodic review and monitoring of the valuation of the securities held by the Portfolio is performed in an effort to ensure that amortized cost approximates market value.

US GAAP requires disclosure regarding the various inputs that are used in determining the value of each Portfolio's investments. These inputs are summarized into the three broad levels listed below:

Level 1—Unadjusted quoted prices in active markets for identical investments.

Level 2—Other significant observable inputs, including but not limited to, quoted prices for similar investments, interest rates, prepayment speeds and credit risks.

Level 3—Unobservable inputs inclusive of each Portfolio's own assumptions in determining the fair value of investments.

A fair value hierarchy table has been included near the end of each Portfolio's Portfolio of investments.

Constant net asset value per share—The Portfolio attempts to maintain a stable net asset value of $1.00 per share. There is no assurance, however, that the Portfolio will be able to maintain a stable net asset value of $1.00 per share. The Portfolio has adopted certain investment, portfolio valuation and dividend/distribution policies in an attempt to enable it to do so. The Portfolio has adopted a policy to operate as a "government money market fund" and as such the Portfolio is permitted to seek to maintain a stable price per share.

Liquidity fee and/or redemption gates—By operating as a "government money market fund," the Portfolio is exempt from

20

UBS Government Money Market Investments Fund

Notes to financial statements (unaudited)

requirements that permit the imposition of a liquidity fee and/or temporary redemption gates. While the Board may elect to subject the Portfolio to liquidity fee and gate requirements in the future, the Board has not elected to do so at this time.

Repurchase agreements—The Portfolio may purchase securities or other obligations from a bank or securities dealer (or its affiliate), subject to the seller's agreement to repurchase them at an agreed upon date (or upon demand) and price. The Portfolio maintains custody of the underlying obligations prior to their repurchase, either through their regular custodian or through a special "tri-party" custodian or sub-custodian that maintains a separate account for both the Portfolio and its counterparty. The underlying collateral is valued daily in an effort to ensure that the value, including accrued interest, is at least equal to the repurchase price.

Repurchase agreements carry certain risks not associated with direct investments in securities, including a possible decline in the market value of the underlying obligations. If their value becomes less than the repurchase price, plus any agreed-upon additional amount, the counterparty must provide additional collateral so that the collateral is at least equal to the repurchase price plus any agreed-upon additional amount. The difference between the total amount to be received upon repurchase of the obligations and the price that was paid by the Portfolio upon acquisition is accrued as interest and included in its net investment income. In the event of default of the obligation to repurchase, the Portfolio generally has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Repurchase agreements involving obligations other than US government securities (such as commercial paper, corporate bonds, equities and mortgage loans) may be subject to special risks and may not have the benefit of certain protections in the event of counterparty insolvency. Moreover, repurchase agreements secured by obligations that are not eligible for direct investment under Rule 2a-7 or the Portfolio's investment strategies and limitations, may require the Portfolio to promptly dispose of such collateral if the seller or guarantor becomes insolvent. If the seller (or seller's guarantor, if any)

21

UBS Government Money Market Investments Fund

Notes to financial statements (unaudited)

becomes insolvent, the Portfolio may suffer delays, costs and possible losses in connection with the disposition or retention of the collateral. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. The Portfolio intends to enter into repurchase agreements only in transactions with counterparties believed by UBS AM and the applicable subadvisor to present minimal credit risks.

The Portfolio may participate in joint repurchase agreement transactions with other Portfolios managed, advised or subadvised by UBS AM. Under certain circumstances, the Portfolio may engage in a repurchase agreement transaction with a yield of zero in order to invest cash amounts remaining in the Portfolio at the end of the day in order to avoid having the Portfolio potentially exposed to a fee for uninvested cash held in a business account at a bank.

Investment transactions and investment income—Investment transactions are recorded on the trade date. Realized gains and losses from investment transactions are calculated using the identified cost method. Interest income is recorded on an accrual basis. Discounts are accreted and premiums are amortized as adjustments to interest income and the identified cost of investments.

Dividends and distributions—Dividends and distributions to shareholders are recorded on the ex-dividend date. The amount of dividends from investment income and distributions from realized capital gains and/or return of capital are determined in accordance with US federal income tax regulations, which may differ from US GAAP. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification.

Concentration of risk—The ability of the issuers of debt securities held by the Portfolio to meet their obligations may be affected by

22

UBS Government Money Market Investments Fund

Notes to financial statements (unaudited)

economic and political developments particular to a specific industry, country, state or region.

Many financial instruments, financings or other transactions to which a Portfolio may be a party use or may use a floating rate based on the London Interbank Offered Rate ("LIBOR"). LIBOR is widely used in financial markets. In July 2017, the United Kingdom's financial regulatory body announced that after 2021 it will cease its active encouragement of banks to provide the quotations needed to sustain LIBOR. That announcement suggests that LIBOR may cease to be published or utilized after that time. Various financial industry groups have begun planning for that transition, but the effect of the transition process and its ultimate success cannot yet be determined. The transition process may lead to increased volatility and illiquidity in markets for instruments the terms of which are based on LIBOR. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of new hedges placed against existing LIBOR-based investments. Since the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021. The willingness and ability of issuers to include enhanced provisions in new and existing contracts or instruments also remains uncertain. Any of these factors may adversely affect the Portfolio's performance or NAV. On November 30, 2020, the administrator of LIBOR announced a delay in the phase out of a majority of the U.S. dollar LIBOR publications until June 30, 2023, with the remainder of LIBOR publications to still end at the end of 2021.

Certain impacts to public health conditions particular to the coronavirus "COVID-19" outbreak that occurred may have a significant negative impact on the operations and profitability of the issuers of the Portfolios' investments. The extent of the impact to the financial performance of the Funds will depend on future developments, including (i) the duration and spread of the outbreak, (ii) the restrictions and advisories, (iii) the effects on the financial markets, and (iv) the effects on the economy overall, all of which are highly uncertain and cannot be predicted.

23

UBS Government Money Market Investments Fund

Notes to financial statements (unaudited)

Investment management and administration fees and other transactions with affiliates

The Portfolio's Board has approved an investment management and administration contract ("Management Contract") with UBS AM. In accordance with the Management Contract, the Portfolio pays UBS AM an investment management and administration fee, which is accrued daily and paid monthly, at an annual rate of 0.25% of the Portfolio's average daily net assets. At January 31, 2022, UBS AM is owed $58,121 to the Portfolio, representing investment management and administration fees.

UBS AM has contractually undertaken to waive a portion of the Portfolio's investment management and administration fees and/or reimburse a portion of the Portfolio's other expenses, when necessary, to maintain the total ordinary annual operating expenses (excluding borrowing costs and interest expense, if any) through November 30, 2022 at a level not to exceed 0.60%. For the period ended January 31, 2022, UBS AM waived $75,778 in investment management and administration fees. The Portfolio will make a payment to UBS AM for any previously waived fees/reimbursed expenses during the following three fiscal years to the extent that operating expenses are otherwise below the expense cap. At January 31, 2022, UBS AM owed the Fund $12,045 in fee waivers.

At January 31, 2022, the Portfolio had remaining fee waivers/expense reimbursements subject to repayment to UBS AM and respective dates of expiration as follows:

Fee waivers/expense reimbursements subject to repayment	Expires July 31, 2022	Expires July 31, 2023	Expires July 31, 2024	Expires July 31, 2025
$949,031	$404,306	$330,288	$138,659	$75,778

No amount was repaid back to UBS AM in the past year.

UBS AM may voluntarily undertake to waive fees and/or reimburse expenses in the event that the yields on Fund drop below a certain level. This undertaking is voluntary and not contractual and may be

24

UBS Government Money Market Investments Fund

Notes to financial statements (unaudited)

terminated at any time. At January 31, 2022, UBS AM owed the Fund $123,397 and for the period ended January 31, 2022, UBS AM voluntarily reimbursed expenses of $735,839 which is not subject to future recoupment.

Additional information regarding compensation to affiliate of a former board member

During his term of service on the Board through his retirement from the Board effective December 31, 2021, Professor Meyer Feldberg had also served as a senior advisor to Morgan Stanley, a financial services firm with which the Portfolio may conduct transactions, which resulted in him being an interested trustee of the Trust . The Portfolio has been informed that Professor Feldberg's role at Morgan Stanley did not involve matters directly affecting any UBS funds. Portfolio transactions are executed through Morgan Stanley based on that firm's ability to provide best execution of the transactions.

During the period ended January 31, 2022, the Portfolio did not purchase or sell certain securities (e.g., fixed income securities) in principal trades with Morgan Stanley.

Transfer agency and related services fees

UBS Financial Services Inc. provides certain services to the Portfolio pursuant to a delegation of authority from BNY Mellon Investment Servicing (US) Inc. ("BNY Mellon"), the Portfolio's transfer agent, and is compensated for these services by BNY Mellon, not the Portfolio.

For the period ended January 31, 2022, UBS Financial Services Inc. received from BNY Mellon, not the Portfolio, $186,314 of the total transfer agency and related services fees paid by the Portfolio to BNY Mellon.

25

UBS Government Money Market Investments Fund

Notes to financial statements (unaudited)

Shares of beneficial interest

There is an unlimited amount of $0.001 par value shares of beneficial interest authorized. Transactions in shares of beneficial interest, at $1.00 per share, were as follows:

	For the six months ended January 31, 2022	For the year ended July 31, 2021
Shares sold	129,088,083	277,990,757
Shares repurchased	(116,958,989)	(331,762,633)
Dividends reinvested	9,274	21,321
Net increase (decrease) in shares outstanding	12,138,368	(53,750,555)

Federal tax status

The Portfolio intends to distribute substantially all of its income and to comply with the other requirements of the Internal Revenue Code applicable to regulated investment companies. Accordingly, no provision for federal income taxes is required. In addition, by distributing during each calendar year substantially all of its net investment income, net realized capital gains and certain other amounts, if any, the Portfolio intends not to be subject to a federal excise tax.

The tax character of distributions paid to shareholders by the Portfolio during the fiscal year ended July 31, 2021 was ordinary income in the amount of $29,838.

The components of accumulated earnings (deficit) on a tax basis for the current fiscal year will be determined after the Portfolio's fiscal year ending July 31, 2022.

Net capital losses recognized by the portfolio may be carried forward indefinitely, and retain their character as short-term and/or long-term losses. At July 31, 2021, the Portfolio had a short-term capital loss carryforward of $560.

ASC 740-10 "Income Taxes—Overall" sets forth a minimum threshold for financial statement recognition of the benefit of a tax position

26

UBS Government Money Market Investments Fund

Notes to financial statements (unaudited)

taken or expected to be taken. The Portfolio has analyzed and concluded as of January 31, 2022, that there are no significant uncertain tax positions taken or expected to be taken that would require recognition in the financial statements. The Portfolio recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended January 31, 2022, the Portfolio did not incur any interest or penalties.

Each of the tax years in the four year period ended July 31, 2021, remains subject to examination by the Internal Revenue Service and state taxing authorities.

27

UBS Government Money Market Investments Fund

General information (unaudited)

Monthly portfolio holdings disclosure

The Portfolio files its complete schedule of portfolio holdings with the US Securities and Exchange Commission ("SEC") each month on Form N-MFP. These reports on Form N-MFP are available on the SEC's website at http://www.sec.gov. The Portfolio makes portfolio holdings information available to shareholders on UBS's website at the following internet address: www.ubs.com/usmoneymarketfunds. Investors also may find additional information about the Portfolio at the above referenced UBS website internet address.

Proxy voting policies, procedures and record

You may obtain a description of the Portfolio's (1) proxy voting policies, (2) proxy voting procedures and (3) information regarding how the Portfolio voted any proxies related to portfolio securities during the most recent 12-month period ended June 30 for which an SEC filing has been made, without charge, upon request by contacting the Portfolio directly at 1-800-647 1568, online on the Portfolio's website: www.ubs.com/ubsam-proxy, or on the EDGAR Database on SEC's website (http://www.sec.gov).

28

Trustees

Alan S. Bernikow
Chairman

Richard R. Burt

Bernard H. Garil

Heather R. Higgins

Investment Manager and
Administrator

UBS Asset Management (Americas) Inc.
787 Seventh Avenue
New York, New York 10019

Principal Underwriter

UBS Asset Management (US) Inc.
787 Seventh Avenue
New York, New York 10019

The financial information included herein is taken from the records of the Portfolio without examination by independent registered public accountants who do not express an opinion thereon.

This report is not to be used in connection with the offering of shares of the Portfolio unless accompanied or preceded by an effective prospectus.

© UBS 2022. All rights reserved.
UBS Asset Management (Americas) Inc.

PRESORTED
STANDARD
U.S. POSTAGE
PAID
COMPUTERSHARE

UBS Asset Management (Americas) Inc.

787 Seventh Avenue

New York, NY 10019

S097

(b)	Copy of each notice transmitted to shareholders in reliance on Rule 30e-3 under the Investment Company Act of 1940, as amended (the “1940 Act”), that contains disclosures specified by paragraph (c)(3) of that rule: Not applicable to the registrant.

Item 2. Code of Ethics.

Form N-CSR disclosure requirement not applicable to this filing of a semi-annual report.

Item 3. Audit Committee Financial Expert.

Form N-CSR disclosure requirement not applicable to this filing of a semi-annual report.

Item 4. Principal Accountant Fees and Services.

Form N-CSR disclosure requirement not applicable to this filing of a semi-annual report.

Item 5. Audit Committee of Listed Registrants.

Not applicable to the registrant.

Item 6. Investments.

(a)	Included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to the registrant.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant’s Board has established a Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee will consider nominees recommended by shareholders if a vacancy occurs among those board members who are not “interested persons” as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended. In order to recommend a nominee, a shareholder should send a letter to the chairperson of the Nominating and Corporate Governance Committee, Richard R. Burt, care of the Secretary of the registrant at UBS Asset Management, UBS Building, One North Wacker Drive, Chicago, IL 60606, Attn: Keith Weller, Secretary, and indicate on the envelope “Nominating and Corporate Governance Committee.” The shareholder’s letter should state the nominee’s name and should include the nominee’s resume or curriculum vitae, and must be accompanied by a written consent of the individual to stand for election if nominated for the Board and to serve if elected by shareholders.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b)	The registrant’s principal executive officer and principal financial officer are aware of no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 13. Exhibits.

(a)	(1) Code of Ethics – Form N-CSR disclosure requirement not applicable to this filing of a semi-annual report.

(a)	(2) Certifications of principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto as Exhibit EX-99.CERT.

(a)	(3) Written solicitation to purchase securities under Rule 23c-1 under the Investment Company Act of 1940 sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons – not applicable to the registrant.

(b)	Certifications of principal executive officer and principal financial officer pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as Exhibit EX-99.906CERT.

(c)	Disclosure pursuant to Section 13(r) of the Securities Exchange Act of 1934, as amended—Form N-CSR disclosure requirement not applicable to this filing of a semi-annual report.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PACE Select Advisors Trust

By:	/s/ Igor Lasun
Igor Lasun
President

Date:     April 11, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Igor Lasun
Igor Lasun
President

Date:     April 11, 2022

By:	/s/ Joanne M. Kilkeary
Joanne M. Kilkeary
Vice President, Treasurer and Principal Accounting Officer

Date:     April 11, 2021